UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number		811-04347

GMO Trust
(Exact name of registrant as specified in charter)

40 Rowes Wharf, Boston, MA		02110
(Address of principal executive offices)		(Zip code)

J.B. Kittredge, Chief Executive Officer, 40 Rowes Wharf, Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-346-7646

Date of fiscal year end:	02/28/10

Date of reporting period:	05/31/09

Item 1. Schedule of Investments.

The Schedules of Investments for each series of the registrant for the periods ended May 31, 2009 are filed herewith.

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2009 (Unaudited)

Shares	Description	Value ($)

	MUTUAL FUNDS — 90.1%

	United States — 90.1%

	Affiliated Issuers
11,891,073	GMO International Growth Equity Fund, Class IV	210,709,813
12,075,797	GMO International Intrinsic Value Fund, Class IV	222,436,180
15,723,517	GMO U.S. Core Equity Fund, Class VI	140,568,241
15,863,315	GMO U.S. Quality Equity Fund, Class VI	257,461,596
	TOTAL MUTUAL FUNDS (COST $786,065,788)	831,175,830

Par Value ($)	Description	Value ($)

	Short-Term Investments — 11.5%
71,890	Bank of Tokyo-Mitsubishi Time Deposit , 0.06%, due 06/01/09	71,890
50,000,000	BNP Paribas Time Deposit , 0.20%, due 06/01/09	50,000,000
50,000,000	Royal Bank of Canada Time Deposit , 0.15%, due 06/01/09	50,000,000
6,400,000	Societe Generale Time Deposit , 0.22%, due 06/01/09	6,400,000
	TOTAL SHORT-TERM INVESTMENTS (COST $106,471,890)	106,471,890

	TOTAL INVESTMENTS — 101.6% (Cost $892,537,678)	937,647,720

	Other Assets and Liabilities (net) — (1.6%)	(15,167,032)

	TOTAL NET ASSETS — 100.0%	$922,480,688

As of May 31, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,310,019,947	$—	$(372,372,227)	$(372,372,227)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2009 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO International Growth Equity Fund, Class IV	$368,331,113	$7,500,000	$190,000,000	$—	$—	$210,709,813
GMO International Intrinsic Value Fund, Class IV	354,875,492	7,500,000	177,000,000	—	—	222,436,180
GMO U.S. Core Equity Fund, Class VI	255,428,005	910,377	129,000,000	910,377	—	140,568,241
GMO U.S. Quality Equity Fund, Class VI	467,659,107	16,356,154	243,000,000	1,356,154	—	257,461,596
Totals	$1,446,293,717	$32,266,531	$739,000,000	$2,266,531	$—	$831,175,830

A summary of outstanding financial instruments at May 31, 2009 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys†
6/26/09	DKK	29,468,122	$5,591,287	$486,151
6/26/09	EUR	4,835,585	6,834,875	565,394
6/26/09	NOK	19,442,801	3,082,206	218,964
6/26/09	SEK	90,279,103	11,929,569	1,413,290
			$27,437,937	$2,683,799
Sales#
6/26/09	AUD	29,933,846	$23,931,665	$(2,914,902)
6/26/09	CHF	17,400,044	16,299,639	(1,438,349)
6/26/09	GBP	11,222,715	18,137,809	(1,811,004)
6/26/09	GBP	11,222,715	18,137,809	(1,855,557)
6/26/09	HKD	55,705,470	7,187,192	2,744
6/26/09	JPY	3,892,177,584	40,861,457	(1,321,273)

6/26/09	JPY	3,892,177,584	40,861,457	(1,274,985)
6/26/09	NZD	598,268	382,698	(50,715)
6/26/09	SGD	5,383,742	3,727,088	(164,999)
			$169,526,814	$(10,829,040)

†                  Fund buys foreign currency; sells USD.

#                 Fund sells foreign currency; buys USD.

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
157	Amsterdam Exchanges	June 2009	$11,612,884	$171,315
140	DAX	June 2009	24,586,032	2,939,422
71	IBEX 35	June 2009	9,515,563	133,042
1,658	OMXS 30	June 2009	17,103,214	(76,536)
			$62,817,693	$3,167,243
Sales
267	CAC 40	June 2009	$12,409,533	$(353,527)
534	FTSE 100	June 2009	38,132,870	(5,503,217)
92	Hang Seng	June 2009	10,847,351	(770,638)
237	MSCI EAFE E-Mini	June 2009	15,762,402	(1,839,766)
148	MSCI Singapore	June 2009	5,800,128	(221,757)
1,844	S&P 500 E-Mini Index	June 2009	84,639,600	(12,288,069)
83	S&P/MIB	June 2009	11,745,152	(3,801,431)
365	SPI 200	June 2009	28,046,978	(3,232,501)
1,037	TOPIX	June 2009	97,792,476	(19,715,919)
			$305,176,490	$(47,726,825)

Swap Agreements

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Market Value
120,257,401	USD	8/7/2009	JPMorgan Chase Bank	Custom Low Quality Equity Basket	3 month LIBOR -0.75%	$(5,556,908)
113,315,171	USD	8/10/2009	Citigroup	Custom Low Quality Equity Basket	3 month LIBOR -0.56%	(5,369,734)
96,053,920	USD	1/11/2010	Morgan Stanley	Custom Low Quality Equity Basket	Daily Federal Funds Rate -0.52%	(37,929,444)
55,009,941	USD	2/3/2010	Goldman Sachs	Custom Low Quality Equity Basket	Daily Federal Funds Rate -0.80%	(23,453,065)
						$(72,309,151)
					Premiums to (Pay) Receive	$—

As of May 31, 2009, for the futures and/or swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

LIBOR - London Interbank Offered Rate

Portfolio valuation

Shares of the underlying funds and other mutual funds are generally valued at their net asset value.

Investments held by the underlying funds are valued as follows.  Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price, or broker bid (if the private market is more relevant in determining market value than the exchange).  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost.  Shares of investment funds are generally valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different than the value realized upon its sale.  For information about the pricing of some specific positions (e.g. swaps) see descriptions below.  Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE.  As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor using that vendor’s proprietary models.  As of May 31, 2009, 43.62% of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by that third party vendor. Those underlying funds classify such securities under SFAS 157 (as defined below) as level 2.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the categorization of investments by inputs used as of May 31, 2009 in valuing the Fund’s investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$937,647,720	$—
Level 2 – Other Significant Observable Inputs	—	5,930,322
Level 3 – Significant Unobservable Inputs	—	—
Total	$937,647,720	$5,930,322

*Other financial instruments include forward currency contracts and futures contracts.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 – Quoted Prices	$—	$(12,288,069)
Level 2 – Other Significant Observable Inputs	—	(118,656,227)
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$(130,944,296)

**Other financial instruments include forward currency contracts, futures contracts and swap agreements.

Underlying funds are classified above as either level 1 or level 2.   For the underlying funds’ summary of valuation inputs (including level 3 inputs, if any) please refer to the respective fund’s portfolio valuation note.

The Fund held no investments or other financial instruments at either February 28, 2009 or May 31, 2009, whose fair value was determined using level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amounts of the change in relative values of the two currencies).  The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.  Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses.  Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  These contracts involve market risk in excess of the unrealized gain or loss.  They expose the Fund to the risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts.

Futures contracts

The Fund may purchase and sell futures contracts.  A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price during a specified future time period.  Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is settled on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid market for the contract, the imposition of price limits or the failure of counterparty to perform under the contract terms.  Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded.  Because many foreign exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign futures in those markets or on those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor’s proprietary models.

Options

The Fund may purchase put and call options.  A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium for a purchased option.  That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option.  Premiums paid for options that expire are treated as realized losses.  Premiums paid for options that are exercised or closed are deducted from the proceeds of the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

The Fund may write (i.e., sell) call and put options.   Writing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options that expire are treated as realized gains.  Premiums received from writing options that are exercised or closed are deducted from the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the option.  In the event that the Fund writes call or put options without an offsetting exposure (e.g. call options on a security that the Fund does not own), it bears the risk of substantial losses if the price of the underlying asset increases (calls) or decreases (puts) during the term of the option.  Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written.  The Fund values options traded over-the-counter using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps.  A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument.  Some swap contracts are net settled. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral and will typically post or receive additional collateral as market values change.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest payments, one party will receive a payment from or make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities.  Buying credit default protection reduces the buyer’s exposure (or increases negative exposure) in the event of an issuer’s default (e.g., it is intended to reduce risk where a party owns a security issued by or otherwise has exposure to the issuer).  Selling credit default protection subjects the seller to exposure to an issuer’s default or other credit events.  A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event (e.g., issuer default or similar event).  If no credit event occurs, the seller has no payment obligations.  For credit default swap agreements on asset-backed securities, a credit event may be triggered by various events, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security.  For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss.  Payments received or made on swap agreements are recorded as realized gain or loss.  Gains or losses are realized upon termination of the swap agreements, or reset dates as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement.  Such risks include the possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that the collateral the other party posts may be insufficient or not timely received by the Fund.  Specifically, the amount shown as owed to the Fund under a swap agreement is not reduced if there is uncertainty about the counterparty’s willingness or ability to pay.  Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

Investment risks

The Fund is indirectly exposed to all of the risks associated with an investment in the underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.  Some underlying funds may invest directly and/or indirectly in foreign securities.  The Fund is subject to risks involved in investing in foreign securities that are not presented by investments in U.S. securities. These risks may involve adverse political and economic developments, including expropriation and the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.  Also, fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s foreign currency holdings and investments denominated in foreign currency.  The risks described above apply to an even greater extent to investments in emerging countries. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets. Additionally, the investment risks associated with an investment in the underlying funds may be greater to the extent that the underlying funds engage in derivative transactions.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) with select counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Master Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse impact on the Fund’s operations.  Due to declines in the net assets of the Fund prior to May 31, 2009, one or more counterparties are entitled to terminate early but none has taken such action.

Disclosures about Derivative Instruments and Hedging Activities–Effective March 1, 2009, the Fund adopted FASB Statement of Financial Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). This standard is an amendment to FASB Statement No. 133 (“FASB 133”), “Accounting for Derivative Instruments” which expands the disclosure requirements of FASB 133 regarding an entity’s derivative instruments and hedging activities.

The table below summarizes the fair values of derivatives held by the Fund at May 31, 2009 by risk category:

Derivatives not accounted for as hedging	Asset Derivatives (Unrealized Appreciation)	Liability Derivatives (Unrealized Depreciation)
instruments under Statement 133^^	Fair Value	Fair Value
Interest rate contracts	$—	$—
Foreign exchange contracts	2,686,543	(10,831,784)
Credit contracts	—	—
Equity contracts*	3,243,779	(120,112,512)
Other contracts	—	—
Total	$5,930,322	$(130,944,296)

* Includes cumulative appreciation/depreciation of futures contracts.

^^ As the Fund values its derivatives at fair value and recognizes changes in fair value through the statement of operations, it does not qualify for hedge accounting under FASB 133. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of SFAS 161 disclosure.

The amounts above correspond with amounts in the Schedule of Investments for “Futures Contracts”, “Forward Currency Contracts” and “Swap Agreements.”

Currency Abbreviations:

AUD - Australian Dollar
CHF - Swiss Franc
DKK - Danish Krone
EUR - Euro
GBP - British Pound
HKD - Hong Kong Dollar
JPY - Japanese Yen
NOK - Norwegian Krone
NZD - New Zealand Dollar
SEK - Swedish Krona
SGD - Singapore Dollar
USD - United States Dollar

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments

(showing percentage of total net assets)

May 31, 2009 (Unaudited)

Par Value ($)	Description	Value ($)

	DEBT OBLIGATIONS — 31.9%

	U.S. Government — 31.9%
7,578,293	U.S. Treasury Inflation Indexed Bond, 0.88%, due 04/15/10(a)(b)(c)	7,571,184
	TOTAL DEBT OBLIGATIONS (COST $7,543,385)	7,571,184

Shares	Description	Value ($)

	MUTUAL FUNDS — 66.1%

	Affiliated Issuers — 66.1%
936,264	GMO Short-Duration Collateral Fund	15,036,404
26,208	GMO U.S. Treasury Fund	655,729
	TOTAL MUTUAL FUNDS (COST $21,967,117)	15,692,133

	SHORT-TERM INVESTMENTS — 1.1%

	Money Market Funds — 1.1%
24,905	SSgA USD Liquidity Fund-Class I Stable NAV Shares(b)(d)	24,905
195,718	State Street Institutional Liquid Reserves Fund-Institutional Class	195,718
41,919	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	41,919
	TOTAL SHORT-TERM INVESTMENTS (COST $262,542)	262,542

	TOTAL INVESTMENTS — 99.1% (Cost $29,773,044)	23,525,859

	Other Assets and Liabilities (net) — 0.9%	221,140

	TOTAL NET ASSETS — 100.0%	$23,746,999

As of May 31, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$33,028,063	$238,791	$(9,740,995)	$(9,502,204)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2009 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income		Distributions of Realized Gains	Value, end of period
GMO Short-Duration Collateral Fund	$16,010,119	$—	$—	$2,016,347	♦	$—	$15,036,404
GMO U.S. Treasury Fund	—	1,925,217	1,270,000	217		—	655,729
Totals	$16,010,119	$1,925,217	$1,270,000	$2,016,564		$—	$15,692,133

♦ A significant portion of the dividend is expected to be a return of capital for tax purposes.  Please note that in January 2010, Form 1099-DIV is anticipated to be sent to applicable shareholders that will state the actual tax characterization of all distributions paid in 2009.

A summary of outstanding financial instruments at May 31, 2009 is as follows:

Futures Contracts(b)

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
2	Silver	July 2009	$156,100	$12,467
2	Soybean	July 2009	118,400	(109)
11	Soybean Meal	July 2009	420,750	52,232
1	Sugar 11	July 2009	17,450	(430)
3	Gold 100 OZ	August 2009	294,090	8,877
			$1,006,790	$73,037
Sales
3	Cocoa	July 2009	$77,640	$(6,724)
4	Coffee “C”	July 2009	206,100	(23,644)
4	Copper	July 2009	219,750	(817)
20	Corn	July 2009	436,250	(51,085)
9	Cotton No. 2	July 2009	256,365	(35,398)
4	Gasoline RBOB	July 2009	318,410	(16,791)

4	Heating Oil	July 2009	281,837	(18,471)
8	Lean Hogs	July 2009	210,000	7,755
3	Light Sweet Crude Oil	July 2009	198,930	(16,742)
2	Natural Gas	July 2009	76,700	(3,928)
16	Soybean Oil	July 2009	374,880	(24,056)
11	Wheat	July 2009	350,488	(51,747)
28	Live Cattle	August 2009	916,440	16,141
			$3,923,790	$(225,507)

Swap Agreements(b)

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Market Value
9,545,428	USD	7/14/2009	Barclays Capital	1 month T-Bill + 0.17%	Return on DJ-AIG Commodity(a)	$374,703
						$374,703
				Premiums to (Pay) Receive		$—

As of May 31, 2009, for the futures and/or swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Consolidated Schedule of Investments:

(a)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.
(b)	All or a portion of this security is owned by GMO Alternative Asset SPC Ltd., which is a 100% owned subsidiary of GMO Alternative Asset Opportunity Fund.
(c)	All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts.
(d)	Fund is domiciled in Ireland.

Basis of presentation and principles of consolidation

The accompanying consolidated schedule of investments include the accounts of the GMO Alternative Asset Opportunity Fund and its wholly owned investment in GMO Alternative Asset SPC Ltd.  The consolidated schedule of investments include 100% of the assets and liabilities of GMO Alternative Asset SPC Ltd.

Portfolio valuation

Shares of the underlying funds and other mutual funds are generally valued at their net asset value.

Investments held by the underlying funds are valued as follows.  Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price, or broker bid (if the private market is more relevant in determining market value than the exchange).  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost.  Shares of investment funds are generally valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different than the value realized upon its sale. For information about the pricing of some specific positions (e.g. swaps) see descriptions below.

Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager.  The Manager evaluates pricing sources on an ongoing basis, and may change a pricing source at any time.  The Manager normally does not evaluate the prices supplied by pricing sources on a day-to-day basis.  The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable.  The prices provided by a pricing source may differ from the value that would be realized if the securities were sold, and the differences could be material. In addition, although alternative prices are available for other securities held by the Fund, those alternative sources would not necessarily confirm the security price used by the Fund. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund.  As of May 31, 2009, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 12.24% of the net assets of the Fund.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the categorization of investments by inputs used as of May 31, 2009 in valuing the Fund’s investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$655,729	$97,472
Level 2 – Other Significant Observable Inputs	22,870,130	374,703
Level 3 – Significant Unobservable Inputs	—	—
Total	$23,525,859	$472,175

*Other financial instruments include futures contracts and swap agreements.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 – Quoted Prices	$—	$(249,942)
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$(249,942)

**Other financial instruments include futures contracts.

Underlying funds are classified above as either level 1 or level 2. For the underlying funds’ summary of valuation inputs (including level 3 inputs, if any) please refer to the respective fund’s portfolio valuation note. The aggregate absolute value of the Fund’s indirect investments in securities and other financial instruments using level 3 inputs were 62.54% and 0.22% of total net assets, respectively.

The Fund held no investments or other financial instruments at either February 28, 2009 or May 31, 2009, whose fair value was determined using Level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amounts of the change in relative values of the two currencies).  The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.  Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses.  Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  These contracts involve market risk in excess of the unrealized gain or loss.  They expose the Fund to the risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts.

Futures contracts

The Fund may purchase and sell futures contracts.  A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price during a specified future time period.  Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is settled on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid market for the contract, the imposition of price limits or the failure of counterparty to perform under the contract terms.  Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded.

Options

The Fund may purchase put and call options.  A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium for a purchased option.  That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option.  Premiums paid for options that expire are treated as realized losses.  Premiums paid for options that are exercised or closed are deducted from the proceeds of the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

The Fund may write (i.e., sell) call and put options.   Writing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options that expire are treated as realized gains.  Premiums received from writing options that are exercised or closed are deducted from the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the option.  In the event that the Fund writes call or put options without an offsetting exposure (e.g. call options on a security that the Fund does not own), it bears the risk of substantial losses if the price of the underlying asset increases (calls) or decreases (puts) during the term of the option.  Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written.  The Fund values options traded over-the-counter using inputs provided by primary pricing sources and industry models.

Indexed securities

The Fund may invest in indexed securities.  Indexed securities are securities whose values and/or coupons are linked to the prices of a specific instrument, group of instruments or financial statistic.

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps.  A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument.  Some swap contracts are net settled. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral and will typically post or receive additional collateral as market values change.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest payments, one party will receive a payment from or make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities.  Buying credit default protection reduces the buyer’s exposure (or increases negative exposure) in the event of an issuer’s default (e.g., it is intended to reduce risk where a party owns a security issued by or otherwise has exposure to the issuer).  Selling credit default protection subjects the seller to exposure to an issuer’s default or other credit events.  A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event (e.g., issuer default or similar event).  If no credit event occurs, the seller has no payment obligations.  For credit default swap agreements on asset-backed securities, a credit event may be triggered by various events, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security.  For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss.  Payments received or made on swap agreements are recorded as realized gain or loss.  Gains or losses are realized upon termination of the swap agreements, or reset dates as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement.  Such risks include the possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that the collateral the other party posts may be insufficient or not timely received by the Fund.  Specifically, the amount shown as owed to the Fund under a swap agreement is not reduced if there is uncertainty about the counterparty’s willingness or ability to pay.  Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements.  Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at a later date at a fixed price.  Also, if the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of the securities and the payment it received for them.  This loss would be greater to the extent the buyer paid less than the value of the securities the Fund sold to it (e.g., a buyer may pay $95 for a bond with a market value of $100).  The Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities.

Investment risks

The Fund is subject to risks involved in investing in foreign securities that are not presented by investments in U.S. securities. These risks may involve adverse political and economic developments, including expropriation and the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. Also, fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s foreign currency holdings and investments denominated in foreign currency.  The risks described above apply to an even greater extent to investments in emerging countries. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.  Additionally, the investment risks associated with an investment in the underlying funds may be greater to the extent that the underlying funds engage in derivative transactions.

The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed in whole or in part by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables, which bring additional types of market risk.  Asset-backed securities also may be collateralized by the fees earned by service providers. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations”). Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any.  Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default in payment of the obligations and the defaulted obligations exceed the credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors.  Many asset-backed securities are now rated below investment grade.

With the deterioration of worldwide economic and liquidity conditions that became acute in 2008, the markets for asset-backed securities became fractured and uncertainty about the creditworthiness of those securities (and underlying collateral) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities generally.  These events reduced liquidity for securitized credits and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not continue or that they will not deteriorate further. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages), have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities. There can be no assurance that in the future the market for asset-backed securities will become more liquid.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays.  In addition, asset-backed securities representing diverse sectors (e.g., auto loans, student loans, sub-prime mortgages, and credit-card receivables) have become more highly correlated since the deterioration of worldwide economic and liquidity conditions referred to above.

The Fund uses its cash balance to meet its derivative collateral obligations and for other purposes. There is no assurance that the Fund’s cash balance will be sufficient to meet its collateral obligations arising under its derivatives.  If it is not, the Fund would be required to liquidate other positions. That may include redeeming shares of GMO Short Duration Collateral Fund (“SDCF”) in which case the Fund would receive redemption proceeds in-kind from SDCF and would then be required to dispose of those assets (mostly asset-backed securities) in the current adverse market conditions.  To manage the Fund’s cash collateral needs in the current extraordinary market conditions, the Manager reserves the right to reduce or eliminate the Fund’s derivative exposures, including those that are intended to cause the Fund to track its benchmark more closely. A reduction in those exposures may tend to cause the performance of the Fund to track its benchmark less closely and make the Fund’s performance more dependent on the performance of the asset-backed securities it holds directly or indirectly.

To address in part the cash management issues described above, the Fund may effect nearly all significant redemptions of its shares in-kind. If redeeming shareholders from the Fund choose to sell assets received in-kind immediately and current adverse market conditions continue, they may experience difficulty selling the assets at favorable prices.  The Fund may establish de minimis amounts below which redemptions may be honored for cash. Amounts available for cash redemptions could be increased and/or redemption fees could be reduced if conditions in the bond market improve. These amounts can and will change without prior notice.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) with select counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Master Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse impact on the Fund’s operations.  Due to declines in the net assets of the Fund prior to May 31, 2009, one or more counterparties are entitled to terminate early but none has taken such action.

Disclosures about Derivative Instruments and Hedging Activities–Effective March 1, 2009, the Fund adopted FASB Statement of Financial Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). This standard is an amendment to FASB Statement No. 133 (“FASB 133”), “Accounting for Derivative Instruments” which expands the disclosure requirements of FASB 133 regarding an entity’s derivative instruments and hedging activities.

The table below summarizes the fair values of derivatives held by the Fund at May 31, 2009 by risk category:

Derivatives not accounted for as hedging	Asset Derivatives (Unrealized Appreciation)	Liability Derivatives (Unrealized Depreciation)
instruments under Statement 133^^	Fair Value	Fair Value
Interest rate contracts	$—	$—
Foreign exchange contracts	—	—
Credit contracts	—	—
Equity contracts	—	—
Other contracts*	472,175	(249,942)
Total	$472,175	$(249,942)

* Includes cumulative appreciation/depreciation of futures contracts on commodities.

^^ As the Fund values its derivatives at fair value and recognizes changes in fair value through the statement of operations, it does not qualify for hedge accounting under FASB 133. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of SFAS 161 disclosure.

The amounts above correspond with amounts in the Schedule of Investments for “Futures Contracts” and “Swap Agreements”.

Currency Abbreviations:

USD - United States Dollar

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov.

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2009 (Unaudited)

Par Value ($)		Description	Value ($)

		DEBT OBLIGATIONS — 112.6%

		U.S. Government — 112.6%
	62,085,863	U.S. Treasury Inflation Indexed Bond, 0.88%, due 04/15/10(a)(b)	62,027,626
	19,813,000	U.S. Treasury Inflation Indexed Bond, 2.13%, due 01/15/19(a)	20,686,000
	105,995,340	U.S. Treasury Inflation Indexed Bond, 2.38%, due 01/15/17(a)	111,527,025
	4,286,800	U.S. Treasury Inflation Indexed Note, 2.00%, due 01/15/16(a)	4,391,961
	57,922,280	U.S. Treasury Inflation Indexed Note, 1.63%, due 01/15/15(a)	58,320,496
	60,000,000	U.S. Treasury Principal Strip Bond, due 11/15/21(c)	34,443,720
		Total U.S. Government	291,396,828
		TOTAL DEBT OBLIGATIONS (COST $293,088,579)	291,396,828

Shares		Description	Value ($)

		MUTUAL FUNDS — 0.9%

		Affiliated Issuers — 0.9%
	88,061	GMO U.S. Treasury Fund	2,203,290
		TOTAL MUTUAL FUNDS (COST $2,202,709)	2,203,290

Principal Amount		Description	Value ($)

		OPTIONS PURCHASED — 0.4%

		Options on Futures — 0.2%
USD	140,000	U.S Treasury Note 10 Yr. Call, Expires 06/26/09, Strike 116.50	231,875
USD	600,000	U.S Treasury Note 10 Yr. Call, Expires 06/26/09, Strike 123.50	28,125
USD	600,000	U.S Treasury Note 10 Yr. Call, Expires 06/26/09, Strike 119.50	281,250
		Total Options on Futures	541,250

		Options on Interest Rate Swaps — 0.2%
USD	25,000,000	USD Swaption Call, Expires 08/21/09, Strike 2.79%	70,050
USD	25,000,000	USD Swaption Call, Expires 08/21/09, Strike 3.39%	358,425
		Total Options on Interest Rate Swaps	428,475
		TOTAL OPTIONS PURCHASED (COST $1,820,180)	969,725

Shares		Description	Value ($)

		SHORT-TERM INVESTMENTS — 0.2%

		Money Market Funds — 0.2%
	598,186	State Street Institutional U.S. Government Money Market Fund-Institutional Class	598,186
		TOTAL SHORT-TERM INVESTMENTS (COST $598,186)	598,186

		TOTAL INVESTMENTS — 114.1% (Cost $297,709,654)	295,168,029

		Other Assets and Liabilities (net) — (14.1%)	(36,471,610)

		TOTAL NET ASSETS — 100.0%	$258,696,419

As of May 31, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$298,487,298	$666,815	$(3,986,084)	$(3,319,269)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2009 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO U.S. Treasury Fund	$—	$128,602,010	$126,400,000	$2,010	$—	$2,203,290
Totals	$—	$128,602,010	$126,400,000	$2,010	$—	$2,203,290

A summary of outstanding financial instruments at May 31, 2009 is as follows:

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
1,400	Eurodollar 90 Day	December 2009	$346,710,000	$242,200
Sales
1,400	Eurodollar 90 Day	December 2010	$342,965,000	$463,225

Written Options

A summary of open written option contracts for the Fund at May 31, 2009 is as follows:

	Notional Amount	Expiration Date		Description	Premiums	Market Value
Call	50,000,000	8/21/2009	USD	Interest Rate Swaptions, Strike 3.09%	$(662,500)	$(350,900)
Call	280,000	6/26/2009	USD	U.S Treasury Note 10 Yr. Call, Strike 118.00	(270,690)	(258,125)
Call	1,200,000	6/26/2009	USD	U.S Treasury Note 10 Yr. Call, Strike 121.50	(578,850)	(187,500)
					$(1,512,040)	$(796,525)

Swap Agreements

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)#	Fixed Rate	Variable Rate	Market Value
(191,000,000)	USD	5/18/2011	JP Morgan Chase Bank	(Pay)	1.29%	3 month LIBOR	$158,864
80,000,000	USD	5/18/2014	JP Morgan Chase Bank	Receive	2.44%	3 month LIBOR	(1,234,455)
(36,400,000)	USD	5/26/2014	Barclays Bank PLC	(Pay)	2.59%	3 month LIBOR	310,166
(36,400,000)	USD	5/29/2014	Citigroup	(Pay)	2.80%	3 month LIBOR	(56,110)
23,800,000	USD	5/26/2019	JP Morgan Chase Bank	Receive	3.45%	3 month LIBOR	(417,111)
20,000,000	USD	5/26/2019	Barclays Bank PLC	Receive	3.46%	3 month LIBOR	(339,827)
23,800,000	USD	5/29/2019	Morgan Stanley	Receive	3.73%	3 month LIBOR	145,046
20,000,000	USD	5/29/2019	Citigroup	Receive	3.74%	3 month LIBOR	130,445
40,000,000	USD	11/15/2021	JP Morgan Chase Bank	(Pay)	0.00%	3 month LIBOR	2,017,726
20,000,000	USD	11/15/2021	JP Morgan Chase Bank	(Pay)	0.00%	3 month LIBOR	686,821
(11,400,000)	USD	5/26/2039	JP Morgan Chase Bank	(Pay)	3.95%	3 month LIBOR	132,167
(11,400,000)	USD	5/29/2039	Morgan Stanley	(Pay)	4.21%	3 month LIBOR	(380,353)
							$1,153,379
				Premiums to (Pay) Receive(d)			$107,609

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

Reverse Repurchase Agreements

Face Value		Description	Market Value
USD	22,600,000	Barclays Bank PLC, 0.35%, dated 05/22/09, to be repurchased on demand at face value plus accrued interest.	(22,600,000)
USD	11,662,000	Barclays Bank PLC, 0.35%, dated 05/14/09, to be repurchased on demand at face value plus accrued interest.	(11,662,000)
			$(34,262,000)

Average balance outstanding	$(31,511,084)
Average interest rate	0.23%
Maximum balance outstanding	$(35,312,000)
Average shares outstanding	8,488,996
Average balance per share outstanding	$(3.71)
Days outstanding	33

Average balance outstanding was calculated based on daily balances outstanding during the period that the Fund has entered into reverse repurchase agreements.

As of May 31, 2009, for the futures and/or swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

LIBOR - London Interbank Offered Rate

(a)       Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

(b)       All or a portion of this security has been pledged to cover margin requirements on open financial futures contracts and/or collateral on open swap contracts.

(c)       All or a portion of this security has been pledged to cover collateral requirements on reverse repurchase agreements.

(d)       Includes accretion since inception for zero coupon interest rate swaps.

Portfolio valuation

Shares of the underlying funds and other mutual funds are generally valued at their net asset value.

Investments held by the underlying funds are valued as follows.  Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price, or broker bid (if the private market is more relevant in determining market value than the exchange).  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost.  Shares of investment funds are generally valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different than the value realized upon its sale.  For information about the pricing of some specific positions (e.g. swaps) see descriptions below.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the categorization of investments by inputs used as of May 31, 2009 in valuing the Fund’s investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$2,744,540	$705,425
Level 2 – Other Significant Observable Inputs	292,423,489	3,581,235
Level 3 – Significant Unobservable Inputs	—	—
Total	$295,168,029	$4,286,660

*Other financial instruments include futures contracts and swap agreements.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 – Quoted Prices	$—	$(445,625)
Level 2 – Other Significant Observable Inputs	—	(2,778,756)
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$(3,224,381)

**Other financial instruments include swap agreements and written options.

Underlying funds are classified above as either level 1 or level 2.  For the underlying funds’ summary of valuation inputs (including level 3 inputs, if any) please refer to the respective fund’s portfolio valuation note.

The Fund held no investments or other financial instruments at either March 18, 2009 or May 31, 2009, whose fair value was determined using level 3 inputs.

Futures contracts

The Fund may purchase and sell futures contracts.  A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price during a specified future time period.  Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is settled on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid market for the contract, the imposition of price limits or the failure of counterparty to perform under the contract terms.  Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded.

Options

The Fund may purchase put and call options.  A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium for a purchased option.  That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option.  Premiums paid for options that expire are treated as realized losses.  Premiums paid for options that are exercised or closed are deducted from the proceeds of the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

The Fund may write (i.e., sell) call and put options.  Writing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options that expire are treated as realized gains.  Premiums received from writing options that are exercised or closed are deducted from the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the option.  In the event that the Fund writes call or put options without an offsetting exposure (e.g. call options on a security that the Fund does not own), it bears the risk of substantial losses if the price of the underlying asset increases (calls) or decreases (puts) during the term of the option.  Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

For the period ended May 31, 2009, the Fund’s investment activity in written options contracts was as follows:

	Puts		Calls
	Principal Amount		Principal Amount
	of Contracts	Premiums	of Contracts	Premiums
Outstanding, beginning of period	$—	$—	$—	$—
Options written	(4,000,000)	(642,000)	(54,320,000)	(2,871,039)
Options exercised	—	—	—	—
Options expired	4,000,000	642,000	2,840,000	1,358,999
Options sold	—	—	—	—
Outstanding, end of period	$—	$—	$(51,480,000)	$(1,512,040)

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written.  The Fund values options traded over-the-counter using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps.  A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument.  Some swap contracts are net settled. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral and will typically post or receive additional collateral as market values change.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest payments, one party will receive a payment from or make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities.  Buying credit default protection reduces the buyer’s exposure (or increases negative exposure) in the event of an issuer’s default (e.g., it is intended to reduce risk where a party owns a security issued by or otherwise has exposure to the issuer).  Selling credit default protection subjects the seller to exposure to an issuer’s default or other credit events.  A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event (e.g., issuer default or similar event).  If no credit event occurs, the seller has no payment obligations.  For credit default swap agreements on asset-backed securities, a credit event may be triggered by various events, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security.  For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss.  Payments received or made on swap agreements are recorded as realized gain or loss.  Gains or losses are realized upon termination of the swap agreements, or reset dates as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement.  Such risks include the possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that the collateral the other party posts may be insufficient or not timely received by the Fund.  Specifically, the amount shown as owed to the Fund under a swap agreement is not reduced if there is uncertainty about the counterparty’s willingness or ability to pay.  Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements.  Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at a later date at a fixed price.  Also, if the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of the securities and the payment it received for them.  This loss would be greater to the extent the buyer paid less than the value of the securities the Fund sold to it (e.g., a buyer may pay $95 for a bond with a market value of $100).  The Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities.  As of May 31, 2009, the Fund had entered into reverse repurchase agreements, plus accrued interest, amounting to $34,262,000, involving securities with a market value, plus accrued interest, of $34,443,720.

Disclosures about Derivative Instruments and Hedging Activities–The Fund adopted FASB Statement of Financial Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). This standard is an amendment to FASB Statement No. 133 (“FASB 133”), “Accounting for Derivative Instruments” which expands the disclosure requirements of FASB 133 regarding an entity’s derivative instruments and hedging activities.

The table below summarizes the fair values of derivatives held by the Fund at May 31, 2009 by risk category:

Derivatives not accounted for as hedging	Asset Derivatives (Unrealized Appreciation)	Liability Derivatives (Unrealized Depreciation)
instruments under Statement 133^^	Fair Value	Fair Value
Interest rate contracts*	$5,256,385	$(3,224,381)
Foreign exchange contracts	—	—
Credit contracts	—	—
Equity contracts	—	—
Other contracts	—	—
Total	$5,256,385	$(3,224,381)

* Includes cumulative appreciation/depreciation of futures contracts.

^^ As the Fund values its derivatives at fair value and recognizes changes in fair value through the statement of operations, it does not qualify for hedge accounting under FASB 133. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of SFAS 161 disclosure.

The amounts above correspond with amounts in the Schedule of Investments for “Futures Contracts”, “Written Options”, “Swap Agreements” and “Options Purchased”.

Currency Abbreviations:

USD - United States Dollar

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2009 (Unaudited)

Par Value ($)	Description	Value ($)

	DEBT OBLIGATIONS — 3.5%

	Asset-Backed Securities — 3.5%

	Auto Financing — 0.5%
638,276	BMW Vehicle Lease Trust, Series 07-1, Class A3B, 1 mo. LIBOR + .24%, 0.58%, due 08/15/13	636,299
100,000	Capital Auto Receivable Asset Trust, Series 07-SN1, Class A4, 1 mo. LIBOR + .10%, 0.44%, due 02/15/11	91,512
700,000	Capital Auto Receivable Asset Trust, Series 08-1, Class A4B, 1 mo. LIBOR + 1.35%, 1.69%, due 07/15/14	575,750
300,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4A, 5.32%, due 11/10/14	267,183
500,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 1.85%, 2.25%, due 11/10/14	399,725
461,955	Daimler Chrysler Master Owner Trust, Series 06-A, Class A, 1 mo. LIBOR + .03%, 0.37%, due 11/15/11	314,129
1,400,000	Ford Credit Auto Owner Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 2.00%, 2.34%, due 03/15/13	1,365,434
1,300,000	Ford Credit Floorplan Master Owner Trust, Series 06-4, Class A, 1 mo. LIBOR + .25%, 0.59%, due 06/15/13	1,066,000
600,000	Nissan Auto Lease Trust, Series 08-A, Class A3B, 1 mo. LIBOR + 2.20%, 2.54%, due 07/15/11	571,140
600,000	Nissan Auto Receivables Owner Trust, Series 07-A, Class A4, 1 mo. LIBOR, 0.34%, due 06/17/13	584,234
600,000	Nissan Master Owner Trust Receivables, Series 07-A, Class A, 1 mo. LIBOR, 0.34%, due 05/15/12	528,000
1,100,000	Swift Master Auto Receivables Trust, Series 07-1, Class A, 1 mo. LIBOR + .10%, 0.44%, due 06/15/12	968,000
1,200,000	Truck Retail Installment Paper Corp., Series 05-1A, Class A, 144A, 1 mo. LIBOR + .27%, 0.61%, due 12/15/16	973,745
	Total Auto Financing	8,341,151

	Bank Loan Collateralized Debt Obligations — 0.1%
1,840,000	Omega Capital Europe Plc, Series GLOB-5A, Class A1, 144A, 3 mo. LIBOR + .25%, 1.42%, due 07/05/11	1,619,200

	Business Loans — 0.2%
541,282	Bayview Commercial Asset Trust, Series 04-3, Class A1, 144A, 1 mo. LIBOR + .37%, 0.68%, due 01/25/35	351,833
507,553	GE Business Loan Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .29%, 0.63%, due 05/15/32	282,349
1,600,000	GE Dealer Floorplan Master Trust, Series 07-2, Class A, 1 mo. LIBOR + .01%, 0.33%, due 07/20/12	1,427,366
1,388,946	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, 1 mo. LIBOR + .25%, 0.56%, due 09/25/30	736,141
700,000	Navistar Financial Dealer Note Master Trust, Series 05-1, Class A, 1 mo. LIBOR + .11%, 0.43%, due 02/25/13	603,631
600,000	Textron Financial Floorplan Master Note, Series 07-AA, Class A, 144A, 1 mo. LIBOR + .06%, 0.41%, due 03/13/12	396,000
	Total Business Loans	3,797,320

	CMBS — 0.3%
700,000	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, 1 mo. LIBOR + .13%, 0.47%, due 12/15/20	350,000
800,000	GE Capital Commercial Mortgage Corp., Series 05-C4, Class A2, 5.31%, due 11/10/45	741,920
178,114	Greenwich Capital Commercial Funding Corp., Series 06-FL4A, Class A1, 144A, 1 mo. LIBOR + .09%, 0.50%, due 11/05/21	147,890
822,268	GS Mortgage Securities Corp., Series 07-EOP, Class A1, 144A, 1 mo. LIBOR + .09%, 0.50%, due 03/06/20	624,924
1,100,000	J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 06-LDP7, Class A2, 6.05%, due 04/15/45	992,750
500,000	Merrill Lynch Mortgage Trust, Series 06-C1, Class A2, 5.79%, due 05/12/39	459,950
133,560	Morgan Stanley Dean Witter Capital I, Series 03-TOP9, Class A1, 3.98%, due 11/13/36	133,440

531,401	Wachovia Bank Commercial Mortgage Trust, Series 06-WL7A, Class A1, 144A, 1 mo. LIBOR + .09%, 0.43%, due 09/15/21	382,609
	Total CMBS	3,833,483

	CMBS Collateralized Debt Obligations — 0.1%
1,600,000	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.46%, due 11/23/52	112,000
1,645,799	Crest Exeter Street Solar, Series 04-1A, Class A1, 144A, 3 mo. LIBOR + .35%, 1.58%, due 06/28/19	872,273
	Total CMBS Collateralized Debt Obligations	984,273

	Credit Cards — 0.7%
1,400,000	American Express Credit Account Master Trust, Series 05-5, Class A, 1 mo. LIBOR + .04%, 0.38%, due 02/15/13	1,383,368
1,900,000	Capital One Multi-Asset Execution Trust, Series 04-A7, Class A7, 3 mo. LIBOR + .15%, 1.03%, due 06/16/14	1,826,444
700,000	Charming Shoppes Master Trust, Series 07-1A, Class A1, 144A, 1 mo. LIBOR + 1.25%, 1.59%, due 09/15/17	622,797
800,000	Citibank OMNI Master Trust, Series 07-A9A, Class A9, 144A, 1 mo. LIBOR + 1.10%, 1.41%, due 12/23/13	796,000
1,600,000	Discover Card Master Trust I, Series 96-4, Class A, 1 mo. LIBOR + .38%, 0.72%, due 10/16/13	1,551,520
1,200,000	GE Capital Credit Card Master Note Trust, Series 05-1, Class A, 1 mo. LIBOR + .04%, 0.38%, due 03/15/13	1,181,849
1,100,000	Household Credit Card Master Note Trust I, Series 07-1, Class A, 1 mo. LIBOR + .05%, 0.39%, due 04/15/13	1,073,188
200,000	MBNA Credit Card Master Note Trust, Series 04-A8, Class A8, 1 mo. LIBOR + .15%, 0.49%, due 01/15/14	194,964
800,000	National City Credit Card Master Trust, Series 08-3, Class A, 1 mo. LIBOR + 1.80%, 2.14%, due 05/15/13	736,000
1,300,000	World Financial Network Credit Card Master Trust, Series 06-A, Class A, 144A, 1 mo. LIBOR + .13%, 0.47%, due 02/15/17	1,140,646
	Total Credit Cards	10,506,776

	Equipment Leases — 0.1%
800,000	CNH Equipment Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.95%, 2.29%, due 08/15/14	746,720
1,000,000	GE Equipment Midticket LLC, Series 07-1, Class A3B, 1 mo. LIBOR + .25%, 0.60%, due 06/14/11	967,500
	Total Equipment Leases	1,714,220

	Insurance Premiums — 0.1%
800,000	AICCO Premium Finance Master Trust, Series 07-AA, Class A, 144A, 1 mo. LIBOR + .05%, 0.39%, due 12/15/11	693,600

	Insured Auto Financing — 0.3%
1,400,000	AmeriCredit Automobile Receivables Trust, Series 07-AX, Class A4, XL, 1 mo. LIBOR + .04%, 0.45%, due 10/06/13	1,234,660
110,084	AmeriCredit Automobile Receivables Trust, Series 05-BM, Class A4, MBIA, 1 mo. LIBOR + .08%, 0.49%, due 05/06/12	107,463
800,000	AmeriCredit Prime Automobile Receivable Trust, Series 07-2M, Class A4B, MBIA, 1 mo. LIBOR + .50%, 0.90%, due 03/08/16	548,495
800,000	Capital One Auto Finance Trust, Series 06-B, Class A4, MBIA, 1 mo. LIBOR + .02%, 0.36%, due 07/15/13	746,896
801,257	Capital One Auto Finance Trust, Series 07-C, Class A3B, FGIC, 1 mo. LIBOR + .51%, 0.85%, due 04/16/12	793,365
1,100,000	Santander Drive Auto Receivables Trust, Series 07-3, Class A4B, FGIC, 1 mo. LIBOR + .65%, 0.99%, due 10/15/14	894,806
1,100,000	Triad Auto Receivables Owner Trust, Series 07-B, Class A4B, FSA, 1 mo. LIBOR + 1.20%, 1.57%, due 07/14/14	947,012
	Total Insured Auto Financing	5,272,697

	Insured Other — 0.1%
1,000,000	Dominos Pizza Master Issuer LLC, Series 07-1, Class A2, 144A, MBIA, 5.26%, due 04/25/37	533,196
834,728	Henderson Receivables LLC, Series 06-4A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.54%, due 12/15/41	561,588
2,500,000	Toll Road Investment Part II, Series C, 144A, MBIA, Zero Coupon, due 02/15/37	225,700
	Total Insured Other	1,320,484

	Insured Residential Asset-Backed Securities (United States) — 0.0%
478,166	Residential Asset Mortgage Products, Inc., Series 05-RS9, Class AI3, FGIC, 1 mo. LIBOR + .22%, 0.53%, due 11/25/35	191,267

	Insured Residential Mortgage-Backed Securities (United States) — 0.0%
225,368	Chevy Chase Mortgage Funding Corp., Series 04-1A, Class A2, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.64%, due 01/25/35	99,162
111,991	GreenPoint Home Equity Loan Trust, Series 04-4, Class A, AMBAC, 1 mo. LIBOR + .28%, 0.90%, due 08/15/30	44,466
353,453	Wachovia Asset Securitization, Inc., Series 04-HE1, Class A, MBIA, 1 mo. LIBOR + .22%, 0.53%, due 06/25/34	129,301
	Total Insured Residential Mortgage-Backed Securities (United States)	272,929

	Insured Time Share — 0.0%
31,784	Cendant Timeshare Receivables Funding LLC, Series 04-1A, Class A2, 144A, MBIA, 1 mo. LIBOR + .18%, 0.50%, due 05/20/16	25,753
182,905	Cendant Timeshare Receivables Funding LLC, Series 05-1A, Class A2, 144A, FGIC, 1 mo. LIBOR + .18%, 0.50%, due 05/20/17	124,433
	Total Insured Time Share	150,186

	Investment Grade Corporate Collateralized Debt Obligations — 0.2%
1,600,000	Morgan Stanley ACES SPC, Series 04-15, Class II, 144A, 3 mo. LIBOR + .65%, 1.94%, due 12/20/09	1,356,800
1,000,000	Morgan Stanley ACES SPC, Series 05-10, Class A1, 144A, 3 mo. LIBOR + .52%, 1.81%, due 03/20/10	729,500
1,400,000	Salisbury International Investments Ltd., 3 mo. LIBOR + .42%, 1.71%, due 06/22/10	668,080
	Total Investment Grade Corporate Collateralized Debt Obligations	2,754,380

	Residential Asset-Backed Securities (United States) — 0.5%
27,953	ACE Securities Corp., Series 06-ASL1, Class A, 1 mo. LIBOR + .14%, 0.45%, due 02/25/36	4,165
987,131	ACE Securities Corp., Series 07-WM1, Class A2A, 1 mo. LIBOR + .07%, 0.38%, due 11/25/36	476,587
600,000	Argent Securities, Inc., Series 06-M1, Class A2C, 1 mo. LIBOR + .15%, 0.46%, due 07/25/36	144,750
1,200,000	Asset Backed Funding Certificates, Series 06-OPT2, Class A3C, 1 mo. LIBOR + .15%, 0.46%, due 10/25/36	376,560
89,679	Asset Backed Funding Certificates, Series 06-OPT3, Class A3A, 1 mo. LIBOR + .06%, 0.37%, due 11/25/36	84,361
910,151	Bayview Financial Acquisition Trust, Series 04-B, Class A1, 144A, 1 mo. LIBOR + .50%, 1.32%, due 05/28/39	555,192
579,187	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, 1 mo. LIBOR + .65%, 1.62%, due 05/28/39	289,594
503,388	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A1, 1 mo. LIBOR + .12%, 0.43%, due 02/25/37	425,415
1,200,000	Centex Home Equity, Series 06-A, Class AV3, 1 mo. LIBOR + .16%, 0.47%, due 06/25/36	660,000
646,573	Countrywide Asset-Backed Certificates, Series 06-BC5, Class 2A1, 1 mo. LIBOR + .08%, 0.39%, due 03/25/37	568,208
117,977	Equity One ABS, Inc., Series 04-1, Class AV2, 1 mo. LIBOR + .30%, 0.61%, due 04/25/34	23,817
800,000	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF5, Class 2A3, 1 mo. LIBOR + .16%, 0.47%, due 04/25/36	312,000
423,163	Fremont Home Loan Trust, Series 06-B, Class 2A2, 1 mo. LIBOR + .10%, 0.41%, due 08/25/36	328,612
867,293	Household Home Equity Loan Trust, Series 05-3, Class A2, 1 mo. LIBOR + .29%, 0.61%, due 01/20/35	516,040

600,000	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.46%, due 03/25/36	225,000
2,400,000	Master Asset-Backed Securities Trust, Series 06-HE3, Class A3, 1 mo. LIBOR + .15%, 0.46%, due 08/25/36	618,000
831,867	Master Second Lien Trust, Series 06-1, Class A, 1 mo. LIBOR + .16%, 0.47%, due 03/25/36	54,071
348,476	Merrill Lynch Mortgage Investors, Series 07-HE2, Class A2A, 1 mo. LIBOR + .12%, 0.43%, due 02/25/37	181,068
1,042,656	Morgan Stanley Home Equity Loans, Series 07-2, Class A1, 1 mo. LIBOR + .10%, 0.41%, due 04/25/37	719,433
1,038,128	Residential Asset Securities Corp., Series 05-KS12, Class A2, 1 mo. LIBOR + .25%, 0.56%, due 01/25/36	872,028
	Total Residential Asset-Backed Securities (United States)	7,434,901

	Residential Mortgage-Backed Securities (Australian) — 0.1%
662,516	Interstar Millennium Trust, Series 03-3G, Class A2, 3 mo. LIBOR + .25%, 1.73%, due 09/27/35	527,390
302,581	Interstar Millennium Trust, Series 05-1G, Class A, 3 mo. LIBOR + .12%, 1.41%, due 12/08/36	236,661
777,080	Medallion Trust, Series 06-1G, Class A1, 3 mo. LIBOR + .05%, 1.37%, due 06/14/37	649,898
365,207	Superannuation Members Home Loans Global Fund, Series 8, Class A1, 3 mo. LIBOR + .07%, 1.21%, due 01/12/37	301,960
	Total Residential Mortgage-Backed Securities (Australian)	1,715,909

	Residential Mortgage-Backed Securities (European) — 0.1%
700,000	Aire Valley Mortgages, Series 06-1A, Class 1A, 144A, 3 mo. LIBOR + .11%, 1.40%, due 09/20/66	350,000
700,000	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 1.24%, due 01/13/39	600,180
263,289	Granite Master Issuer Plc, Series 06-2, Class A4, 1 mo. LIBOR + .04%, 0.36%, due 12/20/54	166,530
546,948	Paragon Mortgages Plc, Series 14A, Class A2C, 144A, 3 mo. LIBOR + .10%, 1.42%, due 09/15/39	259,959
41,413	Paragon Mortgages Plc, Series 7A, Class A1A, 144A, 3 mo. LIBOR + .21%, 1.09%, due 05/15/34	23,864
800,000	Pendeford Master Issuer Plc, Series 07-1A, Class 3A, 144A, 3 mo. LIBOR + .10%, 1.04%, due 02/12/16	762,620
	Total Residential Mortgage-Backed Securities (European)	2,163,153

	Residential Mortgage-Backed Securities (United States) — 0.0%
125,854	Chevy Chase Mortgage Funding Corp., Series 04-3A, Class A2, 144A, 1 mo. LIBOR + .30%, 0.61%, due 08/25/35	55,376

	Student Loans — 0.1%
1,500,000	College Loan Corp. Trust, Series 06-1, Class A2, 3 mo. LIBOR + .02%, 1.11%, due 04/25/22	1,448,535

	Time Share — 0.0%
259,226	Sierra Receivables Funding Co., Series 08-1A, Class A2, 144A, 1 mo. LIBOR + 4.00%, 4.32%, due 02/20/20	229,415
	Total Asset-Backed Securities	54,499,255

	U.S. Government Agency — 0.0%
58,525	Agency for International Development Floater (Support of C.A.B.E.I), 6 mo. U.S. Treasury Bill + .40%, 0.71%, due 10/01/12(a)	56,442
168,317	Agency for International Development Floater (Support of Honduras), 3 mo. U.S. Treasury Bill x 117%, 0.05%, due 10/01/11(a)	162,692
200,000	Agency for International Development Floater (Support of Zimbabwe), 3 mo. U.S. Treasury Bill x 115%, 0.25%, due 01/01/12(a)	193,372
	Total U.S. Government Agency	412,506
	TOTAL DEBT OBLIGATIONS (COST $56,822,552)	54,911,761

Shares	Description	Value ($)

	MUTUAL FUNDS — 96.5%

	Affiliated Issuers — 96.5%
51,338,696	GMO Alpha Only Fund, Class IV	259,773,800
743,346	GMO Alternative Asset Opportunity Fund	17,929,502
2,077,922	GMO Asset Allocation Bond Fund, Class VI	52,488,317
3,603,614	GMO Emerging Country Debt Fund, Class IV	24,792,866
13,605,066	GMO Emerging Markets Fund, Class VI	132,241,237
2,928,530	GMO Flexible Equities Fund, Class VI	54,909,934
16,277,168	GMO International Small Companies Fund, Class III	96,523,609
1,773,537	GMO Special Situations Fund, Class VI	46,147,423
15,836,267	GMO Strategic Fixed Income Fund, Class VI	244,987,044
34,240,157	GMO U.S. Quality Equity Fund, Class VI	555,717,743
932,004	GMO World Opportunity Overlay Fund	17,223,436
	TOTAL MUTUAL FUNDS (COST $1,711,101,147)	1,502,734,911

	SHORT-TERM INVESTMENTS — 0.0%

	Money Market Funds — 0.0%
47,208	State Street Institutional U.S. Government Money Market Fund-Institutional Class	47,208
	TOTAL SHORT-TERM INVESTMENTS (COST $47,208)	47,208

	TOTAL INVESTMENTS — 100.0% (Cost $1,767,970,907)	1,557,693,880

	Other Assets and Liabilities (net) — (0.0%)	(439,944)

	TOTAL NET ASSETS — 100.0%	$1,557,253,936

As of May 31, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,803,957,567	$56,804,435	$(303,068,122)	$(246,263,687)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2009 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income		Distributions of Realized Gains	Value, end of period
GMO Alpha Only Fund, Class IV	$434,803,314	$20,256,222	$152,054,320	$18,876,163		$—	$259,773,800
GMO Alternative Asset Opportunity Fund	16,373,298	—	65,257	—		—	17,929,502
GMO Asset Allocation Bond Fund, Class VI	—	59,180,046	7,271,402	—		—	52,488,317
GMO Emerging Country Debt Fund, Class IV	21,081,143	—	—	—		—	24,792,866
GMO Emerging Markets Fund, Class VI	64,789,027	22,875,964	4,535,391	—		—	132,241,237
GMO Flexible Equities Fund, Class VI	46,651,926	78,941	2,013,395	—		—	54,909,934
GMO International Small Companies Fund, Class III	42,720,670	24,796,933	21,750	—		—	96,523,609
GMO Special Situations Fund, Class VI	45,145,613	8,699,210	8,600,000	—		—	46,147,423
GMO Strategic Fixed Income Fund, Class VI	275,849,692	—	1,117,492	50,575,432	♦	—	244,987,044
GMO U.S. Quality Equity Fund, Class VI	401,725,164	89,090,396	11,638,984	3,182,837		—	555,717,743
GMO World Opportunity Overlay Fund	17,169,667	—	67,906	—	☐	—	17,223,436
Totals	$1,366,309,514	$224,977,712	$187,385,897	$72,634,432		$—	$1,502,734,911

♦ A significant portion of the dividend is expected to be a return of capital for tax purposes.  Please note that in January 2010, Form 1099-DIV is anticipated to be sent to applicable shareholders that will state the actual tax characterization of all distributions paid in 2009.

☐ The Fund received return of capital distributions in the amount of $1,039,350.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

C.A.B.E.I. - Central American Bank of Economic Integration

CDO - Collateralized Debt Obligation

CMBS - Collateralized Mortgage Backed Security

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FSA - Insured as to the payment of principal and interest by Financial Security Assurance.

LIBOR - London Interbank Offered Rate

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.

XL - Insured as to the payment of principal and interest by XL Capital Assurance.

The rates shown on variable rate notes are the current interest rates at May 31, 2009, which are subject to change based on the terms of the security.

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

Portfolio valuation

Shares of the underlying funds and other mutual funds are generally valued at their net asset value.

Investments held by the underlying funds are valued as follows.   Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price, or broker bid (if the private market is more relevant in determining market value than the exchange).  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost.  Shares of investment funds are generally valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different than the value realized upon its sale.  Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE.  As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor using that vendor’s proprietary models.  As of May 31, 2009, 23.86% of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by that third party vendor. Those underlying funds classify such securities under SFAS 157 (as defined below) as level 2.

Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager.  The Manager evaluates pricing sources on an ongoing basis, and may change a pricing source at any time.  The Manager normally does not evaluate the prices supplied by pricing sources on a day-to-day basis.  The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable.  The prices provided by a pricing source may differ from the value that would be realized if the securities were sold, and the differences could be material. In addition, although alternative prices are available for other securities held by the Fund, those alternative sources would not necessarily confirm the security price used by the Fund. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund.  As of May 31, 2009, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 3.61% of the net assets of the Fund.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.  The Fund utilized the following fair value techniques on level 3 investments: The Fund valued debt securities using bids received from primary pricing sources.

The following is a summary of the categorization of investments by inputs used as of May 31, 2009 in valuing the Fund’s investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$1,366,524,616	$—
Level 2 – Other Significant Observable Inputs	136,257,503	—
Level 3 – Significant Unobservable Inputs	54,911,761	—
Total	$1,557,693,880	$—

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$—

Underlying funds are classified above as either level 1 or level 2. For the underlying funds’ summary of valuation inputs ( including level 3 inputs, if any) please refer to the respective fund’s portfolio valuation note. The aggregate absolute values of the Fund’s direct and indirect investments in securities and other financial instruments using level 3 inputs were 6.14% and 0.03% of total net assets, respectively.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of February 28, 2009	$55,708,105	$—
Accrued discounts/premiums	151,350	—
Realized gain (loss)	474,336	—
Change in unrealized appreciation/depreciation	2,661,702	—
Net purchases (sales)	(4,083,732)	—
Net transfers in and/or out of Level 3	—	—
Balance as of May 31, 2009	$54,911,761	$—

Investment risks

The Fund is indirectly exposed to all of the risks associated with an investment in the underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.  Some underlying funds may invest in foreign securities and asset-backed securities. The Fund is subject to risks involved in investing in foreign securities that are not presented by investments in U.S. securities. These risks may involve adverse political and economic developments, including expropriation and the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. Also, fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s foreign currency holdings and investments denominated in foreign currency.  The risks described above apply to an even greater extent to investments in emerging countries. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets. Additionally, the investment risks associated with an investment in the underlying funds may be greater to the extent that the underlying funds engage in derivative transactions.

The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed in whole or in part by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables, which bring additional types of market risk.  Asset-backed securities also may be collateralized by the fees earned by service providers. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations”). Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any.  Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default in payment of the obligations and the defaulted obligations exceed the credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors.  Many asset-backed securities are now rated below investment grade.

With the deterioration of worldwide economic and liquidity conditions that became acute in 2008, the markets for asset-backed securities became fractured and uncertainty about the creditworthiness of those securities (and underlying collateral) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities generally. These events reduced liquidity for securitized credits and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not continue or that they will not deteriorate further. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages), have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities. There can be no assurance that in the future the market for asset-backed securities will become more liquid.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays.  In addition, asset-backed securities representing diverse sectors (e.g., auto loans, student loans, sub-prime mortgages, and credit-card receivables) have become more highly correlated since the deterioration of worldwide economic and liquidity conditions referred to above.

Disclosures about Derivative Instruments and Hedging Activities–Effective March 1, 2009, the Fund adopted FASB Statement of Financial Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). This standard is an amendment to FASB Statement No. 133 (“FASB 133”), “Accounting for Derivative Instruments” which expands the disclosure requirements of FASB 133 regarding an entity’s derivative instruments and hedging activities.

The Fund adopted SFAS 161 on March 1, 2009.  As of May 31, 2009, the Fund held no derivative contracts for the purposes of SFAS 161.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2009 (Unaudited)

Par Value		Description	Value ($)

		DEBT OBLIGATIONS — 24.5%

		Albania — 1.6%

		Foreign Government Obligations
USD	14,281,227	Republic of Albania Par Bond, Zero Coupon, due 08/31/25(a)(b)	4,927,023

		Australia — 0.2%

		Asset-Backed Securities
USD	309,830	Crusade Global Trust, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 1.17%, due 04/19/38	257,936
USD	424,711	Medallion Trust, Series 05-1G, Class A1, 3 mo. LIBOR + .08%, 1.04%, due 05/10/36	374,719
		Total Australia	632,655

		United Kingdom — 0.5%

		Asset-Backed Securities
USD	300,000	Aire Valley Mortgages, Series 07-1A, Class 1A2, 144A, 3 mo. LIBOR + .09%, 1.38%, due 03/20/30	150,000
USD	700,000	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 1.24%, due 01/13/39	600,180
USD	52,658	Granite Master Issuer Plc, Series 06-2, Class A4, 1 mo. LIBOR + .04%, 0.36%, due 12/20/54	33,306
USD	400,000	Pendeford Master Issuer Plc, Series 07-1A, Class 3A, 144A, 3 mo. LIBOR + .10%, 1.04%, due 02/12/16	381,310
USD	300,000	Permanent Master Issuer Plc, Series 07-1, Class 4A, 3 mo. LIBOR + .08%, 1.21%, due 10/15/33	240,666
		Total United Kingdom	1,405,462

		United States — 22.2%

		Asset-Backed Securities — 5.0%
USD	308,223	Alliance Bancorp Trust, Series 07-S1, Class A1, 144A, 1 mo. LIBOR + .20%, 0.51%, due 05/25/37	35,014
USD	400,000	AmeriCredit Automobile Receivables Trust, Series 07-AX, Class A4, XL, 1 mo. LIBOR + .04%, 0.45%, due 10/06/13	352,760
USD	187,788	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.42%, due 09/25/36	108,917
USD	1,000,000	Argent Securities, Inc., Series 06-W5, Class A2C, 1 mo. LIBOR + .15%, 0.46%, due 06/25/36	270,000
USD	1,200,000	Argent Securities, Inc., Series 06-M1, Class A2C, 1 mo. LIBOR + .15%, 0.46%, due 07/25/36	289,500
USD	182,213	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.70%, due 01/25/36	91,106
USD	79,784	BMW Vehicle Lease Trust, Series 07-1, Class A3B, 1 mo. LIBOR + .24%, 0.58%, due 08/15/13	79,537
USD	300,000	Capital Auto Receivable Asset Trust, Series 07-2, Class A4B, 1 mo. LIBOR + .40%, 0.74%, due 02/18/14	272,961
USD	500,000	Charming Shoppes Master Trust, Series 07-1A, Class A1, 144A, 1 mo. LIBOR + 1.25%, 1.59%, due 09/15/17	444,855
USD	250,000	Citibank OMNI Master Trust, Series 07-A9A, Class A9, 144A, 1 mo. LIBOR + 1.10%, 1.41%, due 12/23/13	248,750
USD	300,000	College Loan Corp. Trust, Series 07-2, Class A1, 3 mo. LIBOR + .25%, 1.34%, due 01/25/24	282,000
USD	862,085	Crest Exeter Street Solar, Series 04-1A, Class A1, 144A, 3 mo. LIBOR + .35%, 1.58%, due 06/28/19	456,905
USD	300,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 1.85%, 2.25%, due 11/10/14	239,835
USD	92,391	Daimler Chrysler Master Owner Trust, Series 06-A, Class A, 1 mo. LIBOR + .03%, 0.37%, due 11/15/11	62,826
USD	800,000	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF5, Class 2A3, 1 mo. LIBOR + .16%, 0.47%, due 04/25/36	312,000
USD	500,000	Ford Credit Auto Owner Trust, Series 06-C, Class A4B, 1 mo. LIBOR + .04%, 0.38%, due 02/15/12	491,210
USD	500,000	Ford Credit Floorplan Master Owner Trust, Series 06-4, Class A, 1 mo. LIBOR + .25%, 0.59%, due 06/15/13	410,000
USD	100,000	Fremont Home Loan Trust, Series 06-B, Class 2A3, 1 mo. LIBOR + .16%, 0.47%, due 08/25/36	30,000
USD	506,482	Fremont Home Loan Trust, Series 06-A, Class 1A2, 1 mo. LIBOR + .20%, 0.50%, due 05/25/36	248,018
USD	938,164	GE Business Loan Trust, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .24%, 0.58%, due 11/15/33	475,266

USD	400,000	GE Capital Credit Card Master Note Trust, Series 07-3, Class A1, 1 mo. LIBOR + .01%, 0.35%, due 06/15/13	384,000
USD	500,000	GE Dealer Floorplan Master Trust, Series 06-4, Class A, 1 mo. LIBOR + .01%, 0.33%, due 10/20/11	483,015
USD	17,023	GreenPoint Mortgage Funding Trust, Series 05-HE4, Class 2A3C, 1 mo. LIBOR + .25%, 0.56%, due 07/25/30	13,533
USD	800,000	GS Mortgage Securities Corp., Series 07-EOP, Class A2, 144A, 1 mo. LIBOR + .13%, 0.54%, due 03/06/20	584,000
USD	600,000	Household Credit Card Master Note Trust I, Series 07-2, Class A, 1 mo. LIBOR + .55%, 0.89%, due 07/15/13	586,125
USD	369,955	Lehman Brothers Floating Rate Commercial, Series 06-LLFA, Class A1, 144A, 1 mo. LIBOR + .08%, 0.42%, due 09/15/21	314,462
USD	410,057	Lehman Brothers Small Balance Commercial, Series 07-3A, Class 1A1, 144A, 1 mo. LIBOR + .65%, 0.96%, due 10/25/37	336,247
USD	200,000	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.46%, due 03/25/36	75,000
USD	700,000	Master Asset-Backed Securities Trust, Series 06-HE2, Class A3, 1 mo. LIBOR + .15%, 0.46%, due 06/25/36	178,500
USD	1,000,000	Morgan Stanley ACES SPC, Series 04-12, Class A, 144A, 3 mo. LIBOR + .60%, 1.62%, due 08/05/09	938,000
USD	1,000,000	Morgan Stanley ACES SPC, Series 05-2A, Class A, 144A, 3 mo. LIBOR + .45%, 1.74%, due 03/20/10	802,000
USD	500,000	Morgan Stanley Capital, Inc., Series 07-HE4, Class A2C, 1 mo. LIBOR + .23%, 0.54%, due 02/25/37	121,250
USD	300,000	National City Credit Card Master Trust, Series 08-3, Class A, 1 mo. LIBOR + 1.80%, 2.14%, due 05/15/13	276,000
USD	345,664	National Collegiate Student Loan Trust, Series 06-1, Class A2, 1 mo. LIBOR + .14%, 0.45%, due 08/25/23	311,098
USD	300,000	Nissan Auto Lease Trust, Series 08-A, Class A3B, 1 mo. LIBOR + 2.20%, 2.54%, due 07/15/11	285,570
USD	200,000	Nissan Master Owner Trust Receivables, Series 07-A, Class A, 1 mo. LIBOR, 0.34%, due 05/15/12	176,000
USD	303,385	Residential Asset Securities Corp., Series 07-KS3, Class AI1, 1 mo. LIBOR + .11%, 0.42%, due 04/25/37	258,439
USD	118,234	Residential Funding Mortgage Securities II, Series 03-HS1, Class AII, FGIC, 1 mo. LIBOR + .29%, 0.60%, due 12/25/32	50,758
USD	497,802	Santander Drive Auto Receivables Trust, Series 07-1, Class A4, FGIC, 1 mo. LIBOR + .05%, 0.39%, due 09/15/14	412,679
USD	155,481	SBI Heloc Trust, Series 05-HE1, Class 1A, 144A, FSA, 1 mo. LIBOR + .19%, 0.50%, due 11/25/35	74,707
USD	599,179	Sierra Receivables Funding Co., Series 06-1A, Class A2, 144A, MBIA, 1 mo. LIBOR + .15%, 0.47%, due 05/20/18	456,685
USD	527,794	SLM Student Loan Trust, Series 07-A, Class A1, 3 mo. LIBOR + .03%, 1.35%, due 09/15/22	446,646
USD	95,343	Structured Asset Securities Corp., Series 05-S6, Class A2, 1 mo. LIBOR + .29%, 0.60%, due 11/25/35	14,301
USD	400,000	Swift Master Auto Receivables Trust, Series 07-1, Class A, 1 mo. LIBOR + .10%, 0.44%, due 06/15/12	352,000
USD	400,000	Triad Auto Receivables Owner Trust, Series 07-B, Class A4B, FSA, 1 mo. LIBOR + 1.20%, 1.57%, due 07/14/14	344,368
USD	500,000	Truck Retail Installment Paper Corp., Series 05-1A, Class A, 144A, 1 mo. LIBOR + .27%, 0.61%, due 12/15/16	405,727
USD	800,000	Wachovia Auto Owner Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.15%, 1.47%, due 03/20/14	774,595
USD	400,000	World Financial Network Credit Card Master Trust, Series 06-A, Class A, 144A, 1 mo. LIBOR + .13%, 0.47%, due 02/15/17	350,968
			15,008,133

		U.S. Government — 17.2%
USD	22,678,742	U.S. Treasury Inflation Indexed Bond, 0.88%, due 04/15/10(c)(d)	22,657,468
USD	10,100,000	U.S. Treasury Receipts, 0.00%, due 08/15/12(a)	9,250,235
USD	10,100,000	U.S. Treasury Receipts, 0.00%, due 02/15/10(a)	10,006,938

USD	10,100,000	U.S. Treasury Receipts, 0.00%, due 02/15/12(a)	9,482,451
			51,397,092
		Total United States	66,405,225
		TOTAL DEBT OBLIGATIONS (COST $73,507,224)	73,370,365

Shares		Description	Value ($)

		PREFERRED STOCKS — 0.3%

		United States — 0.3%
	10,000	Home Ownership Funding 2 Preferred 144A, 1.00%(a)	900,000

		TOTAL PREFERRED STOCKS (COST $2,138,851)	900,000

		MUTUAL FUNDS — 76.1%

		United States — 76.1%

		Affiliated Issuers
	1,528,295	GMO Emerging Country Debt Fund, Class III	10,529,956
	7,417,054	GMO Short-Duration Collateral Fund	119,117,889
	93,858	GMO Special Purpose Holding Fund(a)(e)	68,517
	1,941,230	GMO U.S. Treasury Fund	48,569,580
	2,670,704	GMO World Opportunity Overlay Fund	49,354,603
		Total United States	227,640,545

		TOTAL MUTUAL FUNDS (COST $293,365,896)	227,640,545

		SHORT-TERM INVESTMENTS — 2.2%

		Money Market Funds — 2.2%
	1,505,991	State Street Institutional Liquid Reserves Fund-Institutional Class	1,505,991
	5,150,726	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	5,150,726

		TOTAL SHORT-TERM INVESTMENTS (COST $6,656,717)	6,656,717

		TOTAL INVESTMENTS — 103.1% (Cost $375,668,688)	308,567,627

		Other Assets and Liabilities (net) — (3.1%)	(9,195,957)

		TOTAL NET ASSETS — 100.0%	$299,371,670

As of May 31, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$392,581,176	$2,934,913	$(86,948,462)	$(84,013,549)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2009 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income		Distributions of Realized Gains	Value, end of period
GMO Emerging Country Debt Fund, Class III	$9,619,580	$—	$717,356	$—		$—	$10,529,956
GMO Short-Duration Collateral Fund	136,464,740	—	9,109,208	16,526,094	·	—	119,117,889
GMO Special Purpose Holding Fund	68,517	—	—	—		—	68,517
GMO U.S. Treasury Fund	—	51,132,216	2,600,000	32,216		—	48,569,580
GMO World Opportunity Overlay Fund	52,729,622	—	3,756,694	—	*	—	49,354,603
Totals	$198,882,459	$51,132,216	$16,183,258	$16,558,310		$—	$227,640,545

·      A significant portion of the dividend is expected to be a return of capital for tax purposes. Please note that in January 2010, Form 1099-DIV is anticipated to be sent to applicable shareholders that will state the actual tax characterization of all distributions paid in 2009.

*     The Fund received return of capital distributions in the amount of $2,978,308.

A summary of outstanding financial instruments at May 31, 2009 is as follows:

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
24	Euro BOBL	June 2009	$3,899,435	$(25,543)
53	Euro Bund	June 2009	8,955,913	(236,426)
95	U.S. Treasury Note 5 Yr. (CBT)	September 2009	10,969,531	(6,964)
167	U.S. Treasury Note 2 Yr. (CBT)	September 2009	36,207,688	42,975
25	U.S. Treasury Bond (CBT)	September 2009	2,941,406	10,222
10	UK Gilt Long Bond	September 2009	1,895,435	1,684
			$64,869,408	$(214,052)

Sales
30	Australian Government Bond 10 Yr.	June 2009	$2,541,517	$81,321
49	Australian Government Bond 3 Yr.	June 2009	4,153,336	14,501
59	Canadian Government Bond 10 Yr.	September 2009	6,515,805	(14,778)
6	Japanese Government Bond 10 Yr. (LIFFE)	June 2009	8,590,050	(201)
19	U.S. Treasury Note 10 Yr. (CBT)	September 2009	2,223,000	(5,756)
			$24,023,708	$75,087

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)^	Annual Premium	Implied Credit Spread (1)	Deliverable on Default	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Market Value
5,000,000	USD	12/20/2010	Deutsche Bank AG	Receive	0.75%	1.64%	Enterprise Products Partners LP	5,000,000	USD	$(60,963)
2,000,000	USD	6/20/2011	UBS AG	Receive	0.26%	2.47%	ERP Operating LP	2,000,000	USD	(86,413)
2,000,000	USD	6/20/2011	Barclays Bank PLC	Receive	0.30%	6.81%	Prologis	2,000,000	USD	(239,707)
2,000,000	USD	12/20/2013	UBS AG	Receive	0.34%	12.04%	CIT	2,000,000	USD	(669,930)
2,000,000	USD	12/20/2013	Barclays Bank PLC	Receive	0.25%	10.26%	SLM Corp.	2,000,000	USD	(603,643)
										$(1,660,656)
				Premiums to (Pay) Receive						$—

^	Receive - Fund receives premium and sells credit protection.
(Pay) - Fund pays premium and buys credit protection.
(1)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of May 31, 2009, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider (i.e. higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(2)	The maximum potential amount the Fund could be required to make as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)#	Fixed Rate	Variable Rate	Market Value

10,100,000	USD	2/15/2010	JP Morgan Chase Bank	(Pay)	0.00%	3 month LIBOR	$(2,664,670)
10,100,000	USD	2/15/2012	JP Morgan Chase Bank	(Pay)	0.00%	3 month LIBOR	(2,994,914)
10,100,000	USD	8/15/2012	JP Morgan Chase Bank	(Pay)	0.00%	3 month LIBOR	(3,010,671)
15,680,000	USD	8/31/2025	JP Morgan Chase Bank	(Pay)	0.00%	3 month LIBOR	(3,460,294)
							$(12,130,549)
			Premiums to (Pay) Receive(f)				$9,122,660

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Market Value
250,000,000	USD	8/19/2011	Morgan Stanley	3 month LIBOR - 0.01%	Barclays Capital Aggregate Total Return Index	$127,393
						$127,393
			Premiums to (Pay) Receive			$—

As of May 31, 2009, for the futures and/or swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FSA - Insured as to the payment of principal and interest by Financial Security Assurance.

LIBOR - London Interbank Offered Rate

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.

XL - Insured as to the payment of principal and interest by XL Capital Assurance.

The rates shown on variable rate notes are the current interest rates at May 31, 2009, which are subject to change based on the terms of the security.

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.
(b)	Security is backed by the U.S. Government.
(c)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.
(d)	All or a portion of this security has been pledged to cover margin requirements on open financial futures contracts and/or collateral on open swap contracts.
(e)	Underlying investment represents interests in defaulted securities.
(f)	Includes accretion since inception for zero coupon interest rate swaps.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price, or broker bid (if the private market is more relevant in determining market value than the exchange).  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost.  Shares of investment funds are generally valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different than the value realized upon its sale.  For information about the pricing of some specific positions (e.g. swaps) see descriptions below.

Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager.  The Manager evaluates pricing sources on an ongoing basis, and may change a pricing source at any time.  The Manager normally does not evaluate the prices supplied by pricing sources on a day-to-day basis.  The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable.  The prices provided by a pricing source may differ from the value that would be realized if the securities were sold, and the differences could be material. In addition, although alternative prices are available for other securities held by the Fund, those alternative sources would not necessarily confirm the security price used by the Fund. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund.  As of May 31, 2009, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 14.79% of the net assets of the Fund.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund utilized the following fair value techniques on Level 3 investments: The Fund valued certain debt securities using indicative bids received from primary pricing sources. In addition, the Fund valued certain debt securities and preferred stocks using a specified spread above the LIBOR rate or U.S. Treasury yield. The Fund also valued certain credit default swaps using industry standard models and inputs from pricing vendors. The Fund considered certain bankrupt securities to be worthless.

The following is a summary of the categorization of investments by inputs used as of May 31, 2009 in valuing the Fund’s investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$59,099,536	$150,703
Level 2 – Other Significant Observable Inputs	197,786,677	127,393
Level 3 – Significant Unobservable Inputs	51,681,414	—
Total	$308,567,627	$278,096

*Other financial instruments include futures contracts and swap agreements.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 – Quoted Prices	$—	$(289,668)
Level 2 – Other Significant Observable Inputs	—	(12,130,549)
Level 3 – Significant Unobservable Inputs	—	(1,660,656)
Total	$—	$(14,080,873)

**Other financial instruments include futures contracts and swap agreements.

Underlying funds are classified above as either level 1 or level 2 (except for GMO Special Purpose Holding Fund, which is a level 3).  For the underlying funds’ summary of valuation inputs (including level 3 inputs, if any) please refer to the respective fund’s portfolio valuation note.  The aggregate absolute values of the Fund’s direct and indirect investments in securities and other financial instruments using level 3 inputs were 71.76% and 0.72% of total net assets, respectively.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments***
Balance as of February 28, 2009	$54,853,194	$(2,225,744)
Accrued discounts/premiums	617,601	—
Realized gain (loss)	36,619	—
Realized gain distributions received	—	—
Realized gain distributions paid	—	—
Change in unrealized appreciation/depreciation	(1,169,548)	565,088
Net purchases (sales)	(2,656,452)	—
Net transfers in and/or out of Level 3	—	—
Balance as of May 31, 2009	$51,681,414	$(1,660,656)

***Other financial instruments include swap agreements.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amounts of the change in relative values of the two currencies).  The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.  Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses.  Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  These contracts involve market risk in excess of the unrealized gain or loss.  They expose the Fund to the risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts.

Futures contracts

The Fund may purchase and sell futures contracts.  A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price during a specified future time period.  Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is settled on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid market for the contract, the imposition of price limits or the failure of counterparty to perform under the contract terms.  Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded.

Options

The Fund may purchase put and call options.  A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium for a purchased option.  That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option.  Premiums paid for options that expire are treated as realized losses.  Premiums paid for options that are exercised or closed are deducted from the proceeds of the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

The Fund may write (i.e., sell) call and put options.   Writing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options that expire are treated as realized gains.  Premiums received from writing options that are exercised or closed are deducted from the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the option.  In the event that the Fund writes call or put options without an offsetting exposure (e.g., call options on a security that the Fund does not own), it bears the risk of substantial losses if the price of the underlying asset increases (calls) or decreases (puts) during the term of the option.  Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written.  The Fund values options traded over-the-counter using inputs provided by primary pricing sources and industry models.

Indexed securities

The Fund may invest in indexed securities.  Indexed securities are securities whose values and/or coupons are linked to the prices of a specific instrument, group of instruments or financial statistic.

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps.  A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument.  Some swap contracts are net settled. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral and will typically post or receive additional collateral as market values change.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest payments, one party will receive a payment from or make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities.  Buying credit default protection reduces the buyer’s exposure (or increases negative exposure) in the event of an issuer’s default (e.g., it is intended to reduce risk where a party owns a security issued by or otherwise has exposure to the issuer).  Selling credit default protection subjects the seller to exposure to an issuer’s default or other credit events.  A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event (e.g., issuer default or similar event).  If no credit event occurs, the seller has no payment obligations.  For credit default swap agreements on asset-backed securities, a credit event may be triggered by various events, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security.  For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss.  Payments received or made on swap agreements are recorded as realized gain or loss.  Gains or losses are realized upon termination of the swap agreements, or reset dates as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement.  Such risks include the possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that the collateral the other party posts may be insufficient or not timely received by the Fund.  Specifically, the amount shown as owed to the Fund under a swap agreement is not reduced if there is uncertainty about the counterparty’s willingness or ability to pay.  Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements.  Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at a later date at a fixed price.  Also, if the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of the securities and the payment it received for them.  This loss would be greater to the extent the buyer paid less than the value of the securities the Fund sold to it (e.g., a buyer may pay $95 for a bond with a market value of $100).  The Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities.

Investment risks

The Fund is subject to risks involved in investing in foreign securities that are not presented by investments in U.S. securities. These risks may involve adverse political and economic developments, including expropriation and the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. Also, fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s foreign currency holdings and investments denominated in foreign currency.  The risks described above apply to an even greater extent to investments in emerging countries. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.  Additionally, the investment risks associated with an investment in the underlying funds may be greater to the extent that the underlying funds engage in derivative transactions.

The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed in whole or in part by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables, which bring additional types of market risk.  Asset-backed securities also may be collateralized by the fees earned by service providers. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations”). Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any.  Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default in payment of the obligations and the defaulted obligations exceed the credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors.  Many asset-backed securities are now rated below investment grade.

With the deterioration of worldwide economic and liquidity conditions that became acute in 2008, the markets for asset-backed securities became fractured and uncertainty about the creditworthiness of those securities (and underlying collateral) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities generally.  These events reduced liquidity for securitized credits and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not continue or that they will not deteriorate further. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages), have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities. There can be no assurance that in the future the market for asset-backed securities will become more liquid.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays.  In addition, asset-backed securities representing diverse sectors (e.g., auto loans, student loans, sub-prime mortgages, and credit-card receivables) have become more highly correlated since the deterioration of worldwide economic and liquidity conditions referred to above.

The Fund uses its cash balance to meet its derivative collateral obligations and for other purposes. There is no assurance that the Fund’s cash balance will be sufficient to meet its collateral obligations arising under its derivatives.  If it is not, the Fund would be required to liquidate other positions. That may include redeeming shares of GMO Short Duration Collateral Fund (“SDCF”) and/or GMO World Opportunity Overlay Fund (“WOOF”), in which case the Fund would receive redemption proceeds in-kind from SDCF and/or WOOF and would then be required to dispose of those assets (mostly asset-backed securities) in the current adverse market conditions.  To manage the Fund’s cash collateral needs in the current extraordinary market conditions, the Manager reserves the right to reduce or eliminate the Fund’s derivative exposures, including those that are intended to cause the Fund to track its benchmark more closely. A reduction in those exposures may tend to cause the performance of the Fund to track its benchmark less closely and make the Fund’s performance more dependent on the performance of the asset-backed securities it holds directly or indirectly.

To address in part the cash management issues described above, the Fund may effect nearly all significant redemptions of its shares in-kind. If redeeming shareholders from the Fund choose to sell assets received in-kind immediately and current adverse market conditions continue, they may experience difficulty selling the assets at favorable prices.  The Fund may establish de minimis amounts below which redemptions may be honored for cash. Amounts available for cash redemptions could be increased and/or redemption fees could be reduced if conditions in the bond market improve. These amounts can and will change without prior notice.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) with select counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Master Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse impact on the Fund’s operations.  Due to declines in the net assets of the Fund prior to May 31, 2009, one or more counterparties are entitled to terminate early but none has taken such action.

Disclosures about Derivative Instruments and Hedging Activities–Effective March 1, 2009, the Fund adopted FASB Statement of Financial Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). This standard is an amendment to FASB Statement No. 133 (“FASB 133”), “Accounting for Derivative Instruments” which expands the disclosure requirements of FASB 133 regarding an entity’s derivative instruments and hedging activities.

The table below summarizes the fair values of derivatives held by the Fund at May 31, 2009 by risk category:

Derivatives not accounted for as hedging	Asset Derivatives (Unrealized Appreciation)	Liability Derivatives (Unrealized Depreciation)
instruments under Statement 133^^	Fair Value	Fair Value
Interest rate contracts*	$278,096	$(12,420,217)
Foreign exchange contracts	—	—
Credit contracts	—	(1,660,656)
Equity contracts	—	—
Other contracts	—	—
Total	$278,096	$(14,080,873)

* Includes cumulative appreciation/depreciation of futures contracts.

^^ As the Fund values its derivatives at fair value and recognizes changes in fair value through the statement of operations, it does not qualify for hedge accounting under FASB 133. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of SFAS 161 disclosure.

The amounts above correspond with amounts in the Schedule of Investments for “Futures Contracts” and “Swap Agreements”.

Currency Abbreviations:

USD - United States Dollar

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2009 (Unaudited)

Par Value		Description	Value ($)

		DEBT OBLIGATIONS — 14.1%

		France — 5.2%

		Foreign Government Obligations
EUR	5,000,000	Government of France, 4.00%, due 10/25/38	6,457,213

		Germany — 5.8%

		Foreign Government Obligations
EUR	5,000,000	Republic of Deutschland, 4.75%, due 07/04/34(a)	7,314,480

		United States — 3.1%

		U.S. Government
USD	3,929,485	U.S. Treasury Inflation Indexed Bond, 0.88%, due 04/15/10(a)(b)	3,925,799
		TOTAL DEBT OBLIGATIONS (COST $17,835,552)	17,697,492

Shares		Description	Value ($)

		MUTUAL FUNDS — 84.3%

		United States — 84.3%

		Affiliated Issuers
537,733		GMO Emerging Country Debt Fund, Class III	3,704,978
4,332,356		GMO Short-Duration Collateral Fund	69,577,635
5,496		GMO Special Purpose Holding Fund(c)(d)	4,012
476,811		GMO U.S. Treasury Fund	11,929,810
1,107,586		GMO World Opportunity Overlay Fund	20,468,188
		Total United States	105,684,623
		TOTAL MUTUAL FUNDS (COST $142,625,981)	105,684,623

Principal Amount		Description	Value ($)

		OPTIONS PURCHASED — 0.2%

		Currency Options — 0.2%
EUR	30,000,000	EUR Interest Rate Call, Expires 05/18/10, Strike 2.31	190,977
		TOTAL OPTIONS PURCHASED (COST $260,208)	190,977

Shares		Description	Value ($)

		SHORT-TERM INVESTMENTS — 2.7%

		Money Market Funds — 2.7%
2,880,497		State Street Institutional Liquid Reserves Fund-Institutional Class	2,880,497
452,015		State Street Institutional Treasury Plus Money Market Fund-Institutional Class	452,015
		TOTAL SHORT-TERM INVESTMENTS (COST $3,332,512)	3,332,512

		TOTAL INVESTMENTS — 101.3% (Cost $164,054,253)	126,905,604

		Other Assets and Liabilities (net) — (1.3%)	(1,615,109)

		TOTAL NET ASSETS — 100.0%	$125,290,495

As of May 31, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$166,653,962	$13,540	$(39,761,898)	$(39,748,358)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2009 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Emerging Country Debt Fund, Class III	$3,145,736	$—	$—	$—	$—	$3,704,978
GMO Short-Duration Collateral Fund	74,083,286	—	—	9,330,199	—	69,577,635
GMO Special Purpose Holding Fund	4,012	—	—	—	—	4,012
GMO U.S. Treasury Fund	—	29,213,247	17,300,000	13,247	—	11,929,810
GMO World Opportunity Overlay Fund	20,324,202	—	—	—	—	20,468,188
Totals	$97,557,236	$29,213,247	$17,300,000	$9,343,446	$—	$105,684,623

 A significant portion of the dividend is expected to be a return of capital for tax purposes.  Please note that in January 2010, Form 1099-DIV is anticipated to be sent to applicable shareholders that will state the actual tax characterization of all distributions paid in 2009.

 The Fund received a return of capital distributions in the amount of $1,235,155.

A summary of outstanding financial instruments at May 31, 2009 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Sales#
6/30/09	EUR	10,600,000	$14,982,146	$(788,746)

# Fund sells foreign currency; buys USD.

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
19	Canadian Government Bond 10 Yr.	September 2009	$2,098,310	$(3,880)
276	Euro Bund	June 2009	46,638,336	(1,671,480)
7	U.S. Treasury Bond (CBT)	September 2009	823,594	2,862
6	U.S. Treasury Note 5 Yr. (CBT)	September 2009	692,813	(440)
97	UK Gilt Long Bond	September 2009	18,385,720	(85,046)
			$68,638,773	$(1,757,984)
Sales
7	Australian Government Bond 10 Yr.	June 2009	$593,021	$12,427
12	Australian Government Bond 3 Yr.	June 2009	1,017,143	(30)
14	Euro BOBL	June 2009	2,274,670	(3,958)
200	Federal Funds 30 day	June 2009	83,185,821	(436)
3	Japanese Government Bond 10 Yr.	June 2009	4,295,025	(100)
5	U.S. Treasury Note 2 Yr. (CBT)	September 2009	1,084,063	(874)
21	U.S. Treasury Note 10 Yr. (CBT)	September 2009	2,457,000	(139)
			$94,906,743	$6,890

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)^	Annual Premium	Implied Credit Spread (1)	Deliverable on Default	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Market Value
35,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.70%	1.05%	Republic of Italy	N/A		$(1,128,367)
25,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.66%	1.11%	Republic of Italy	25,000,000	USD	1,175,661
										$47,294
				Premiums to (Pay) Receive						$—

^	Receive - Fund receives premium and sells credit protection.
(Pay) - Fund pays premium and buys credit protection.
(1)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of May 31, 2009, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider (i.e. higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(2)	The maximum potential amount the Fund could be required to make as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)#	Fixed Rate	Variable Rate	Market Value
40,000,000	EUR	1/23/2012	Deutsche Bank AG	Receive	2.71%	6 month EUR LIBOR	$474,434
							$474,434
				Premiums to (Pay) Receive			$—

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

As of May 31, 2009, for the futures and/or swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

EUR LIBOR - London Interbank Offered Rate denominated in Euros.

(a)	All or a portion of this security has been pledged to cover margin requirements on open financial futures contracts and/or collateral on open swap contracts.
(b)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.
(c)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.
(d)	Underlying investment represents interests in defaulted securities.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price, or broker bid (if the private market is more relevant in determining market value than the exchange).  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost.  Shares of investment funds are generally valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different than the value realized upon its sale.  For information about the pricing of some specific positions (e.g. swaps) see descriptions below.

Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager.  The Manager evaluates pricing sources on an ongoing basis, and may change a pricing source at any time.  The Manager normally does not evaluate the prices supplied by pricing sources on a day-to-day basis.  The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable.  The prices provided by a pricing source may differ from the value that would be realized if the securities were sold, and the differences could be material. In addition, although alternative prices are available for other securities held by the Fund, those alternative sources would not necessarily confirm the security price used by the Fund. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund.  As of May 31, 2009, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 25.57% of the net assets of the Fund.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund utilized the following fair value techniques on Level 3 investments: The Fund considered certain bankrupt securities to be worthless.

The following is a summary of the categorization of investments by inputs used as of May 31, 2009 in valuing the Fund’s investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$15,634,788	$15,289
Level 2 – Other Significant Observable Inputs	111,266,804	474,434
Level 3 – Significant Unobservable Inputs	4,012	1,175,661
Total	$126,905,604	$1,665,384

*Other financial instruments include forward currency contracts, futures contracts and swap agreements.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 – Quoted Prices	$—	$(1,766,383)
Level 2 – Other Significant Observable Inputs	—	(788,746)
Level 3 – Significant Unobservable Inputs	—	(1,128,367)
Total	$—	$(3,683,496)

**Other financial instruments include forward currency contracts, futures contracts and swap agreements.

Underlying funds are classified above as either level 1 or level 2 (except for GMO Special Purpose Holding Fund, which is a level 3). For the underlying funds’ summary of valuation inputs (including level 3 inputs, if any) please refer to the respective fund’s portfolio valuation note. The aggregate absolute value of the Fund’s direct and indirect investments in securities and other financial instruments using level 3 inputs were 69.45% and 0.18% of total net assets, respectively.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments***
Balance as of February 28, 2009	$4,012	$(50,843)
Accrued discounts/premiums	—	—
Realized gain (loss)	—	(24,000)
Realized gain distributions received	—	—
Realized gain distributions paid	—	—
Change in unrealized appreciation/depreciation	—	98,137
Net purchases (sales)	—	24,000
Net transfers in and/or out of Level 3	—	—
Balance as of May 31, 2009	$4,012	$47,294

***Other financial instruments include swap agreements.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amounts of the change in relative values of the two currencies).  The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.  Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses.  Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  These contracts involve market risk in excess of the unrealized gain or loss.  They expose the Fund to the risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts.

Futures contracts

The Fund may purchase and sell futures contracts.  A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price during a specified future time period.  Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is settled on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid market for the contract, the imposition of price limits or the failure of counterparty to perform under the contract terms.  Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded.

Options

The Fund may purchase put and call options.  A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium for a purchased option.  That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option.  Premiums paid for options that expire are treated as realized losses.  Premiums paid for options that are exercised or closed are deducted from the proceeds of the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

The Fund may write (i.e., sell) call and put options.  Writing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options that expire are treated as realized gains.  Premiums received from writing options that are exercised or closed are deducted from the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the option.  In the event that the Fund writes call or put options without an offsetting exposure (e.g. call options on a security that the Fund does not own), it bears the risk of substantial losses if the price of the underlying asset increases (calls) or decreases (puts) during the term of the option.  Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written.  The Fund values options traded over-the-counter using inputs provided by primary pricing sources and industry models.

Loan agreements

The Fund may invest in loans to corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.  A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement.  When investing in a loan participation, (i) the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation in the loan agreement and only upon receipt by the lender of payments from the borrower and (ii) the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that has sold the participation in the loan agreement.  When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan.

Indexed securities

The Fund may invest in indexed securities.  Indexed securities are securities whose values and/or coupons are linked to the prices of a specific instrument, group of instruments or financial statistic.

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps.  A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument.  Some swap contracts are net settled. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral and will typically post or receive additional collateral as market values change.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest payments, one party will receive a payment from or make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities.  Buying credit default protection reduces the buyer’s exposure (or increases negative exposure) in the event of an issuer’s default (e.g., it is intended to reduce risk where a party owns a security issued by or otherwise has exposure to the issuer).  Selling credit default protection subjects the seller to exposure to an issuer’s default or other credit events.  A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event (e.g., issuer default or similar event).  If no credit event occurs, the seller has no payment obligations.  For credit default swap agreements on asset-backed securities, a credit event may be triggered by various events, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security.  For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss.  Payments received or made on swap agreements are recorded as realized gain or loss.  Gains or losses are realized upon termination of the swap agreements, or reset dates as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement.  Such risks include the possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that the collateral the other party posts may be insufficient or not timely received by the Fund.  Specifically, the amount shown as owed to the Fund under a swap agreement is not reduced if there is uncertainty about the counterparty’s willingness or ability to pay.  Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements.  Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at a later date at a fixed price.  Also, if the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of the securities and the payment it received for them.  This loss would be greater to the extent the buyer paid less than the value of the securities the Fund sold to it (e.g., a buyer may pay $95 for a bond with a market value of $100).  The Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities.

Investment risks

The Fund is subject to risks involved in investing in foreign securities that are not presented by investments in U.S. securities. These risks may involve adverse political and economic developments, including expropriation and the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. Also, fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s foreign currency holdings and investments denominated in foreign currency.  The risks described above apply to an even greater extent to investments in emerging countries. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.  Additionally, the investment risks associated with an investment in the underlying funds may be greater to the extent that the underlying funds engage in derivative transactions.

The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed in whole or in part by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables, which bring additional types of market risk.  Asset-backed securities also may be collateralized by the fees earned by service providers. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations”). Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any.  Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default in payment of the obligations and the defaulted obligations exceed the credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors.  Many asset-backed securities are now rated below investment grade.

With the deterioration of worldwide economic and liquidity conditions that became acute in 2008, the markets for asset-backed securities became fractured and uncertainty about the creditworthiness of those securities (and underlying collateral) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities generally.  These events reduced liquidity for securitized credits and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not continue or that they will not deteriorate further. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages), have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities. There can be no assurance that in the future the market for asset-backed securities will become more liquid.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays.  In addition, asset-backed securities representing diverse sectors (e.g., auto loans, student loans, sub-prime mortgages, and credit-card receivables) have become more highly correlated since the deterioration of worldwide economic and liquidity conditions referred to above.

The Fund uses its cash balance to meet its derivative collateral obligations and for other purposes. There is no assurance that the Fund’s cash balance will be sufficient to meet its collateral obligations arising under its derivatives.  If it is not, the Fund would be required to liquidate other positions. That may include redeeming shares of GMO Short Duration Collateral Fund (“SDCF”) and/or GMO World Opportunity Overlay Fund (“WOOF”), in which case the Fund would receive redemption proceeds in-kind from SDCF and/or WOOF and would then be required to dispose of those assets (mostly asset-backed securities) in the current adverse market conditions.  To manage the Fund’s cash collateral needs in the current extraordinary market conditions, the Manager reserves the right to reduce or eliminate the Fund’s derivative exposures, including those that are intended to cause the Fund to track its benchmark more closely. A reduction in those exposures may tend to cause the performance of the Fund to track its benchmark less closely and make the Fund’s performance more dependent on the performance of the asset-backed securities it holds directly or indirectly.

To address in part the cash management issues described above, the Fund may effect nearly all significant redemptions of its shares in-kind. If redeeming shareholders from the Fund choose to sell assets received in-kind immediately and current adverse market conditions continue, they may experience difficulty selling the assets at favorable prices.  The Fund may establish de minimis amounts below which redemptions may be honored for cash. Amounts available for cash redemptions could be increased and/or redemption fees could be reduced if conditions in the bond market improve. These amounts can and will change without prior notice.

Disclosures about Derivative Instruments and Hedging Activities–Effective March 1, 2009, the Fund adopted FASB Statement of Financial Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). This standard is an amendment to FASB Statement No. 133 (“FASB 133”), “Accounting for Derivative Instruments” which expands the disclosure requirements of FASB 133 regarding an entity’s derivative instruments and hedging activities.

The table below summarizes the fair values of derivatives held by the Fund at May 31, 2009 by risk category:

Derivatives not accounted for as hedging	Asset Derivatives (Unrealized Appreciation)	Liability Derivatives (Unrealized Depreciation)
instruments under Statement 133^^	Fair Value	Fair Value
Interest rate contracts*	$680,700	$(1,766,383)
Foreign exchange contracts	—	(788,746)
Credit contracts	1,175,661	(1,128,367)
Equity contracts	—	—
Other contracts	—	—
Total	$1,856,361	$(3,683,496)

* Includes cumulative appreciation/depreciation of futures contracts.

^^ As the Fund values its derivatives at fair value and recognizes changes in fair value through the statement of operations, it does not qualify for hedge accounting under FASB 133. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of SFAS 161 disclosure.

The amounts above correspond with amounts in the Schedule of Investment for “Futures Contracts”, “Forward Currency Contracts” and “Swap Agreements”, as well as amounts shown in the Schedule of Investments as “Options Purchased”.

Currency Abbreviations:

EUR - Euro

USD - United States Dollar

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2009 (Unaudited)

Shares	Description	Value ($)

	MUTUAL FUNDS — 99.8%

	United States — 99.8%

	Affiliated Issuers
829,277	GMO International Growth Equity Fund, Class IV	14,694,797
803,996	GMO International Intrinsic Value Fund, Class IV	14,809,615
	TOTAL MUTUAL FUNDS (COST $39,444,566)	29,504,412

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 7.3%

55,860	Bank of Tokyo-Mitsubishi Time Deposit, 0.06%, due 06/01/09	55,860
1,000,000	BNP Paribas Time Deposit, 0.20%, due 06/01/09	1,000,000
14	Brown Brothers Harriman Time Deposit, 0.02% - 2.07%, due 06/01/09	14
100,000	Commerzbank Time Deposit, 0.18%, due 06/01/09	100,000
1,000,000	Royal Bank of Canada Time Deposit, 0.15%, due 06/01/09	1,000,000
	TOTAL SHORT-TERM INVESTMENTS (COST $2,155,874)	2,155,874

	TOTAL INVESTMENTS — 107.1% (Cost $41,600,440)	31,660,286

	Other Assets and Liabilities (net) — (7.1%)	(2,107,215)

	TOTAL NET ASSETS — 100.0%	$29,553,071

As of May 31, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$44,744,145	$—	$(13,083,859)	$(13,083,859)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2009 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO International Growth Equity Fund, Class IV	$12,499,409	$550,000	$1,125,000	$—	$—	$14,694,797
GMO International Intrinsic Value Fund, Class IV	12,473,977	230,000	1,645,000	—	—	14,809,615
Totals	$24,973,386	$780,000	$2,770,000	$—	$—	$29,504,412

A summary of outstanding financial instruments at May 31, 2009 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys†
6/26/09	CAD	552,000	$505,688	$58,000
6/26/09	CHF	253,000	237,000	16,321
6/26/09	GBP	312,000	504,245	38,566
6/26/09	NOK	1,639,000	259,825	15,170
6/26/09	NZD	65,000	41,579	5,296
6/26/09	SGD	55,416	38,364	1,698
			$1,586,701	$135,051
Sales#
6/26/09	AUD	415,881	$332,491	$(29,985)
6/26/09	AUD	686,905	549,170	(69,436)
6/26/09	AUD	1,030,357	823,755	(101,321)
6/26/09	CAD	149,000	136,499	(13,368)
6/26/09	CHF	674,733	632,062	(54,088)
6/26/09	CHF	674,733	632,062	(54,716)
6/26/09	CHF	674,733	632,062	(55,066)
6/26/09	CHF	1,042,770	976,824	(86,199)
6/26/09	DKK	4,084,578	775,009	(67,385)
6/26/09	DKK	4,084,578	775,009	(68,823)

6/26/09	EUR	760,587	1,075,054	(93,564)
6/26/09	EUR	963,587	1,361,985	(108,242)
6/26/09	EUR	1,471,587	2,080,019	(161,355)
6/26/09	EUR	760,587	1,075,054	(88,959)
6/26/09	EUR	760,587	1,075,054	(89,126)
6/26/09	EUR	760,587	1,075,054	(88,307)
6/26/09	EUR	760,587	1,075,054	(88,930)
6/26/09	GBP	696,835	1,126,203	(101,453)
6/26/09	GBP	665,646	1,075,797	(86,569)
6/26/09	GBP	328,835	531,453	(52,107)
6/26/09	GBP	328,835	531,453	(53,748)
6/26/09	GBP	328,835	531,453	(52,763)
6/26/09	GBP	328,835	531,453	(54,369)
6/26/09	GBP	328,835	531,453	(53,064)
6/26/09	HKD	3,941,380	508,522	194
6/26/09	JPY	120,725,849	1,267,423	(41,512)
6/26/09	JPY	100,988,849	1,060,217	(36,754)
6/26/09	JPY	87,357,849	917,114	(28,616)
6/26/09	JPY	87,357,849	917,114	(28,847)
6/26/09	JPY	87,357,849	917,114	(29,087)
6/26/09	JPY	87,357,849	917,114	(28,653)
6/26/09	JPY	87,357,849	917,114	(25,516)
6/26/09	NOK	2,285,810	362,362	(25,743)
6/26/09	NOK	3,428,714	543,543	(42,225)
6/26/09	SEK	2,624,719	346,833	(44,516)
6/26/09	SEK	2,353,360	310,976	(33,039)
6/26/09	SEK	3,484,917	460,500	(48,396)
6/26/09	SGD	510,988	353,750	(6,165)
			$29,741,178	$(2,191,818)

†	Fund buys foreign currency; sells USD.
#	Fund sells foreign currency; buys USD.

Notes to Schedule of Investments:

Portfolio valuation

Shares of the underlying funds and other mutual funds are generally valued at their net asset value.

Investments held by the underlying funds are valued as follows.  Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price, or broker bid (if the private market is more relevant in determining market value than the exchange).  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost.  Shares of investment funds are generally valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different than the value realized upon its sale.  For information about the pricing of some specific positions (e.g. swaps) see descriptions below.  Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE.  As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor using that vendor’s proprietary models.  As of May 31, 2009, 90.71% of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by that third party vendor. Those underlying funds classify such securities under SFAS 157 (as defined below) as level 2.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the categorization of investments by inputs used as of May 31, 2009 in valuing the Fund’s investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$31,660,286	$—
Level 2 – Other Significant Observable Inputs	—	135,245
Level 3 – Significant Unobservable Inputs	—	—
Total	$31,660,286	$135,245

*Other financial instruments include forward currency contracts.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	—	(2,192,012)
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$(2,192,012)

**Other financial instruments include forward currency contracts.

Underlying funds are classified above as either level 1 or level 2.  For the underlying funds’ summary of valuation inputs (including level 3 inputs, if any) please refer to the respective fund’s portfolio valuation note.

The Fund held no investments or other financial instruments at either February 28, 2009 or May 31, 2009, whose fair value was determined using level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amounts of the change in relative values of the two currencies).  The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.  Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses.  Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  These contracts involve market risk in excess of the unrealized gain or loss.  They expose the Fund to the risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts.

Futures contracts

The Fund may purchase and sell futures contracts.  A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price during a specified future time period.  Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is settled on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid market for the contract, the imposition of price limits or the failure of counterparty to perform under the contract terms.  Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded.  Because many foreign exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign futures in those markets or on those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor’s proprietary models.

Options

The Fund may purchase put and call options.  A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium for a purchased option.  That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option.  Premiums paid for options that expire are treated as realized losses.  Premiums paid for options that are exercised or closed are deducted from the proceeds of the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

The Fund may write (i.e., sell) call and put options.  Writing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options that expire are treated as realized gains.  Premiums received from writing options that are exercised or closed are deducted from the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the option.  In the event that the Fund writes call or put options without an offsetting exposure (e.g. call options on a security that the Fund does not own), it bears the risk of substantial losses if the price of the underlying asset increases (calls) or decreases (puts) during the term of the option.  Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written.  The Fund values options traded over-the-counter using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps.  A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument.  Some swap contracts are net settled. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral and will typically post or receive additional collateral as market values change.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest payments, one party will receive a payment from or make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities.  Buying credit default protection reduces the buyer’s exposure (or increases negative exposure) in the event of an issuer’s default (e.g., it is intended to reduce risk where a party owns a security issued by or otherwise has exposure to the issuer).  Selling credit default protection subjects the seller to exposure to an issuer’s default or other credit events.  A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event (e.g., issuer default or similar event).  If no credit event occurs, the seller has no payment obligations.  For credit default swap agreements on asset-backed securities, a credit event may be triggered by various events, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security.  For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss.  Payments received or made on swap agreements are recorded as realized gain or loss.  Gains or losses are realized upon termination of the swap agreements, or reset dates as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement.  Such risks include the possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that the collateral the other party posts may be insufficient or not timely received by the Fund.  Specifically, the amount shown as owed to the Fund under a swap agreement is not reduced if there is uncertainty about the counterparty’s willingness or ability to pay.  Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

Investment risks

The Fund is indirectly exposed to all of the risks associated with an investment in the underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.  Some underlying funds may invest directly and/or indirectly in foreign securities.  The Fund is subject to risks involved in investing in foreign securities that are not presented by investments in U.S. securities. These risks may involve adverse political and economic developments, including expropriation and the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.  Also, fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s foreign currency holdings and investments denominated in foreign currency.  The risks described above apply to an even greater extent to investments in emerging countries. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets. Additionally, the investment risks associated with an investment in the underlying funds may be greater to the extent that the underlying funds engage in derivative transactions.

Disclosures about Derivative Instruments and Hedging Activities–Effective March 1, 2009, the Fund adopted FASB Statement of Financial Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). This standard is an amendment to FASB Statement No. 133 (“FASB 133”), “Accounting for Derivative Instruments” which expands the disclosure requirements of FASB 133 regarding an entity’s derivative instruments and hedging activities.

The table below summarizes the fair values of derivatives held by the Fund at May 31, 2009 by risk category:

Derivatives not accounted for as hedging	Asset Derivatives (Unrealized Appreciation)	Liability Derivatives (Unrealized Depreciation)
instruments under Statement 133^^	Fair Value	Fair Value
Interest rate contracts	$—	$—
Foreign exchange contracts	135,245	(2,192,012)
Credit contracts	—	—
Equity contracts	—	—
Other contracts	—	—
Total	$135,245	$(2,192,012)

^^ As the Fund values its derivatives at fair value and recognizes changes in fair value through the statement of operations, it does not qualify for hedge accounting under FASB 133. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of SFAS 161 disclosure.

The amounts above correspond with amounts in the Schedule of Investments for “Forward Currency Contracts”.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

USD - United States Dollar

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2009 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 95.0%

	Australia — 0.3%
24,496	Woodside Petroleum Ltd	855,772

	Belgium — 0.2%
106,586	Dexia SA *	679,902

	Canada — 1.1%
16,500	Bank of Nova Scotia	577,027
12,900	Canadian National Railway Co	555,229
14,600	Canadian Natural Resources	865,368
23,900	Canadian Pacific Railway Ltd	971,981
22,100	Husky Energy Inc	678,334
	Total Canada	3,647,939

	France — 8.3%
36,541	ArcelorMittal	1,217,517
87,900	AXA	1,647,723
82,777	BNP Paribas	5,736,253
12,026	Casino Guichard-Perrachon SA	880,277
7,991	CNP Assurances	757,785
24,947	Compagnie de Saint-Gobain	909,474
23,039	Credit Agricole SA	340,326
28,138	France Telecom SA	686,182
31,623	GDF Suez	1,249,433
7,701	Lafarge SA *	528,056
31,944	Peugeot SA	973,387
31,490	Renault SA *	1,221,634
60,802	Sanofi-Aventis	3,880,640
31,385	Societe Generale	1,841,482
90,729	Total SA	5,234,271
2,696	Vallourec SA	340,680
	Total France	27,445,120

	Germany — 2.7%
9,172	BASF AG	388,979
25,869	Bayerische Motoren Werke AG	935,213
33,796	Deutsche Post AG (Registered)	466,913
68,258	Deutsche Telekom AG (Registered)	786,185
24,440	Hannover Rueckversicherung AG (Registered) *	921,806
10,724	K&S AG	803,579
5,590	MAN SE	342,527
5,298	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	748,249
6,787	Salzgitter AG	639,151
19,355	SAP AG	835,647
18,564	Solarworld AG	582,159
36,689	Suedzucker AG	760,813
24,064	ThyssenKrupp AG	615,508
	Total Germany	8,826,729

	Greece — 0.1%
10,397	National Bank of Greece SA *	284,129

	Hong Kong — 0.5%
100,000	CLP Holdings Ltd	671,216
53,700	Esprit Holdings Ltd	342,835
2,200	Hang Seng Bank Ltd	31,663

124,000	Hong Kong Electric Holdings Ltd	664,666
	Total Hong Kong	1,710,380

	Ireland — 0.1%
16,349	CRH Plc	385,253

	Italy — 2.4%
120,467	Enel SPA	717,447
249,212	ENI SPA	6,046,696
27,630	Mediaset SPA	162,567
256,616	Telecom Italia SPA	363,539
287,344	Telecom Italia SPA-Di RISP	294,901
142,059	UniCredit SPA *	374,163
	Total Italy	7,959,313

	Japan — 13.9%
23,000	Asahi Breweries Ltd	317,766
13,900	Astellas Pharma Inc	473,679
18,000	Bridgestone Corp	274,498
13,400	Canon Inc	444,576
21,400	Chubu Electric Power Co Inc	478,420
162,000	Cosmo Oil Co Ltd	590,479
24,300	Daiichi Sankyo Co Ltd	457,592
6,100	East Japan Railway Co	364,198
7,900	Eisai Co Ltd	271,641
17,100	Fast Retailing Co Ltd	2,027,270
178,000	Fuji Heavy Industries Ltd	700,935
110,000	Hitachi Ltd	365,855
103,800	Honda Motor Co Ltd	3,011,625
8,300	Ibiden Co Ltd	238,268
52	INPEX Corp	422,266
151,000	Itochu Corp	1,099,846
21,400	JFE Holdings Inc	717,677
26,800	Kansai Electric Power Co Inc	584,832
15,000	Kao Corp	331,173
96,000	Kawasaki Kisen Kaisha Ltd	433,723
185	KDDI Corp	970,720
2,330	Keyence Corp	487,350
123,000	Marubeni Corp	558,695
262,000	Mazda Motor Corp	678,729
140,000	Mitsubishi Heavy Industries Ltd	503,145
450,300	Mizuho Financial Group Inc	1,082,697
7,600	Murata Manufacturing Co Ltd	321,625
18,000	NGK Insulators Ltd	320,282
5,000	Nintendo Co Ltd	1,349,299
182,000	Nippon Mining Holdings Inc	1,036,672
204,000	Nippon Oil Corp	1,246,524
39,000	Nippon Telegraph & Telephone Corp	1,623,136
81,000	Nippon Yusen KK	389,213
395,300	Nissan Motor Co	2,384,453
1,449	NTT Docomo Inc	2,170,457
238,000	Osaka Gas Co Ltd	756,552
756	Rakuten Inc	414,171
78,000	Ricoh Company Ltd	1,068,792
13,300	Sankyo Co Ltd	706,526
89,700	Seven & I Holdings Co Ltd	2,179,969
36,600	Shin-Etsu Chemical Co Ltd	1,909,517
63,300	Showa Shell Sekiyu KK	624,115
421,800	Sojitz Corp	847,497

55,900	SUMCO Corp	863,685
122,800	Sumitomo Corp	1,232,803
250,000	Sumitomo Metal Industries Ltd	677,934
10,100	T&D Holdings Inc	286,846
204,000	Taisei Corp	507,104
28,000	Taisho Pharmaceutical Co Ltd	534,591
33,200	Takeda Pharmaceutical Co Ltd	1,320,472
34,500	Tokyo Electric Power Co Inc (The)	868,369
188,000	Tokyo Gas Co Ltd	691,953
74,000	TonenGeneral Sekiyu KK	776,065
67,500	Toyota Tsusho Kaisha	936,062
	Total Japan	45,932,339

	Netherlands — 1.3%
199,889	Aegon NV	1,253,092
227,638	ING Groep NV	2,416,876
13,512	Koninklijke DSM NV	472,684
	Total Netherlands	4,142,652

	Singapore — 1.3%
267,000	Sembcorp Industries Ltd	578,838
115,200	Singapore Airlines Ltd	999,170
318,000	Singapore Technologies Engineering Ltd	515,427
670,600	Singapore Telecommunications	1,404,120
90,000	United Overseas Bank Ltd	893,030
	Total Singapore	4,390,585

	Spain — 0.5%
21,278	Gas Natural SDG SA	385,300
36,721	Repsol YPF SA	827,050
22,720	Telefonica SA	492,170
	Total Spain	1,704,520

	Sweden — 1.0%
62,872	Boliden AB	492,533
45,393	Electrolux AB Series B *	576,922
73,860	Ericsson LM B Shares	684,343
10,458	Hennes & Mauritz AB Class B	500,872
77,114	Skandinaviska Enskilda Banken AB Class A*	340,599
64,357	Svenska Cellulosa AB Class B	746,655
	Total Sweden	3,341,924

	Switzerland — 1.8%
72,916	Novartis AG (Registered)	2,917,819
1,387	Swisscom AG (Registered)	411,171
995	Syngenta AG (Registered)	242,677
3,523	Synthes Inc	362,789
142,482	UBS AG (Registered) *	2,147,774
	Total Switzerland	6,082,230

	United Kingdom — 11.2%
107,648	AstraZeneca Plc	4,491,604
16,638	Autonomy Corp Plc *	416,599
334,890	Aviva Plc	1,817,718
928,753	Barclays Plc	4,512,790
25,435	BG Group Plc	467,355
163,053	BP Plc	1,347,852
31,838	British American Tobacco Plc	872,664

580,443	BT Group Plc	822,104
193,837	Cable & Wireless Plc	423,990
12,363	Carnival Plc	321,751
74,783	Compass Group Plc	434,966
45,117	Experian Plc	335,020
291,325	GlaxoSmithKline Plc	4,926,633
83,343	Home Retail Group Plc	314,583
199,681	HSBC Holdings Plc	1,808,717
43,373	J Sainsbury Plc	219,186
373,887	Kingfisher Plc	1,078,853
590,317	Legal & General Group Plc	580,435
1,409,608	Lloyds Banking Group Plc	1,552,355
58,939	Marks & Spencer Group Plc	272,347
29,954	Next Plc	710,706
819,937	Old Mutual Plc	984,539
38,714	Pearson Plc	412,300
15,481	Reckitt Benckiser Group Plc	674,334
1,652,332	Royal Bank of Scotland Group Plc *	1,027,084
24,702	Royal Dutch Shell Plc A Shares (Amsterdam)	668,421
128,681	Royal Dutch Shell Plc A Shares (London)	3,481,594
48,572	Tesco Plc	288,638
173,387	Tomkins Plc	398,382
72,055	Wolseley Plc *	1,224,417
232,511	Wolseley Plc (Deferred) *	—
	Total United Kingdom	36,887,937

	United States — 48.3%
43,900	3M Co.	2,506,690
93,300	Abbott Laboratories	4,204,098
15,900	Accenture Ltd.-Class A	475,887
6,600	ACE Ltd.	290,334
8,600	Alcon Inc	933,100
40,000	Allstate Corp. (The)	1,029,200
16,300	Altera Corp.	277,426
79,200	Altria Group, Inc.	1,353,528
6,100	Amazon.com, Inc. *	475,739
17,200	AMDOCS Ltd.	372,208
24,300	Amgen, Inc. *	1,213,542
4,500	Amphenol Corp.-Class A	150,255
23,700	Annaly Capital Management, Inc. REIT	330,378
14,600	Aon Corp.	525,600
8,700	Apollo Group, Inc.-Class A *	514,170
7,600	Assurant, Inc.	179,588
28,200	AT&T, Inc.	699,078
56,000	Automatic Data Processing, Inc.	2,128,560
41,100	AutoNation, Inc. *	652,668
2,500	AutoZone, Inc. *	380,375
136,791	Bank of America Corp.	1,541,635
9,700	Bard (C.R.), Inc.	693,453
31,200	Baxter International, Inc.	1,597,128
13,400	BB&T Corp.	300,428
16,500	Becton, Dickinson & Co.	1,116,720
15,300	Best Buy Co., Inc.	537,030
5,900	Boston Properties, Inc. REIT	285,088
31,500	Bristol-Myers Squibb Co.	627,480
10,100	Burlington Northern Santa Fe Corp.	731,644
21,900	Capital One Financial Corp.	535,236
37,500	CenterPoint Energy, Inc.	379,500
20,600	CH Robinson Worldwide, Inc.	1,046,892

36,100	Coach, Inc. *	948,347
146,700	Coca-Cola Co. (The)	7,211,772
20,500	Cognizant Technology Solutions Corp.-Class A *	516,395
8,700	Colgate-Palmolive Co.	573,765
29,200	Comcast Corp.-Class A	402,084
24,400	Comcast Corp.-Class A (Non-Voting)	317,200
16,700	Comerica, Inc.	362,056
23,500	Computer Sciences Corp. *	997,810
50,453	ConocoPhillips	2,312,765
13,700	Consolidated Edison, Inc.	485,802
28,900	Convergys Corp. *	267,325
8,600	Costco Wholesale Corp.	417,272
10,100	Covidien Ltd.	360,772
26,600	DirecTV Group (The), Inc. *	598,500
31,500	Dow Chemical Co. (The)	556,920
21,900	DTE Energy Co.	662,475
53,100	Duke Energy Corp.	751,365
30,700	Ecolab, Inc.	1,146,645
77,200	Eli Lilly & Co.	2,668,804
18,900	Emerson Electric Co.	606,501
12,200	Equity Residential REIT	296,948
27,700	Expeditors International of Washington, Inc.	908,837
7,800	Express Scripts, Inc. *	499,590
6,200	Fastenal Co.	205,964
17,692	Fidelity National Financial, Inc.-Class A	246,626
12,300	First American Corp.	280,686
3,600	First Solar, Inc. *	684,000
8,300	Fiserv, Inc. *	351,588
13,900	FLIR Systems, Inc. *	312,194
18,500	Forest Laboratories, Inc. *	438,265
33,700	General Dynamics Corp.	1,917,530
10,400	General Mills, Inc.	532,272
12,000	Genuine Parts Co.	401,760
10,600	Gilead Sciences, Inc. *	456,860
10,900	Google, Inc.-Class A *	4,547,807
14,700	H&R Block, Inc.	214,620
26,700	Halliburton Co.	612,231
49,600	Hartford Financial Services Group (The), Inc.	711,264
13,100	HCP, Inc. REIT	304,313
10,000	Health Care REIT, Inc.	342,500
23,100	Hewlett-Packard Co.	793,485
52,400	Home Depot, Inc.	1,213,584
22,700	Hospitality Properties Trust REIT	317,119
38,000	Hudson City Bancorp, Inc.	487,540
37,100	Illinois Tool Works, Inc.	1,197,959
19,100	International Business Machines Corp.	2,029,948
2,600	ITT Educational Services, Inc. *	238,654
229,200	Johnson & Johnson	12,642,672
48,400	Kimberly-Clark Corp.	2,511,476
14,735	Kraft Foods, Inc.-Class A	384,731
17,400	Lexmark International, Inc. *	284,316
4,600	Lockheed Martin Corp.	384,698
36,500	Lowe’s Cos., Inc.	693,865
52,800	Macy’s Inc.	616,704
29,000	Marathon Oil Corp.	924,520
17,100	Marsh & McLennan Cos., Inc.	323,532
1,000	MasterCard, Inc.-Class A	176,330
9,100	McAfee, Inc. *	356,993
46,700	McDonald’s Corp.	2,754,833
10,600	McGraw-Hill Cos. (The), Inc.	318,954

13,400	Medco Health Solutions, Inc. *	614,926
51,500	Medtronic, Inc.	1,769,025
144,300	Merck & Co., Inc.	3,979,794
55,500	Microsoft Corp.	1,159,395
9,300	Monsanto Co.	763,995
30,700	Morgan Stanley	930,824
8,000	Murphy Oil Corp.	472,080
9,500	Newmont Mining Corp.	464,265
35,400	Nike, Inc.-Class B	2,019,570
50,600	NiSource, Inc.	540,914
10,400	Norfolk Southern Corp.	386,880
23,400	NVIDIA Corp. *	244,062
43,625	Old Republic International Corp.	446,284
48,700	Oracle Corp.	954,033
51,900	Paychex, Inc.	1,420,503
14,700	Pepco Holdings, Inc.	190,806
89,800	PepsiCo, Inc.	4,674,090
386,700	Pfizer, Inc.	5,873,973
12,000	PG&E Corp.	440,520
39,000	Philip Morris International, Inc.	1,662,960
11,000	Pinnacle West Capital Corp.	304,150
11,100	Plum Creek Timber Co., Inc.	384,615
6,500	PPG Industries, Inc.	289,055
18,000	Praxair, Inc.	1,317,600
36,100	Procter & Gamble Co. (The)	1,875,034
16,300	Progress Energy, Inc.	578,813
6,700	Public Storage REIT	446,287
30,200	Qualcomm, Inc.	1,316,418
66,200	Regions Financial Corp.	277,378
13,200	Rockwell Collins, Inc.	559,944
9,400	Ryder System, Inc.	264,892
20,400	SanDisk Corp. *	319,464
16,900	Schlumberger Ltd.	967,187
14,300	Sigma-Aldrich Corp.	692,978
27,100	Southern Co.	769,911
16,000	Southwestern Energy Co. *	695,520
28,700	Stryker Corp.	1,103,228
9,200	Sunoco, Inc.	279,956
13,542	Supervalu, Inc.	224,797
29,000	Symantec Corp. *	452,110
47,700	Sysco Corp.	1,142,892
31,500	TJX Cos. (The), Inc.	929,565
9,900	Torchmark Corp.	397,584
17,000	Travelers Cos. (The), Inc.	691,220
26,300	Tyco Electronics Ltd.	456,831
12,900	Union Pacific Corp.	635,583
28,000	United Parcel Service, Inc.-Class B	1,431,920
47,200	United Technologies Corp.	2,483,192
37,415	UnitedHealth Group, Inc.	995,239
56,700	Valero Energy Corp.	1,268,379
22,400	Verizon Communications, Inc.	655,424
10,100	VF Corp.	573,882
7,800	Visa, Inc.-Class A	528,138
5,998	Vornado Realty Trust REIT	279,867
9,200	W.W. Grainger, Inc.	725,236
156,800	Wal-Mart Stores, Inc.	7,799,232
13,300	WellPoint, Inc. *	619,381
14,300	Western Digital Corp. *	355,355
26,600	Western Union Co.	468,958
6,400	Whirlpool Corp.	269,696

38,500	Xcel Energy, Inc.	660,275
20,300	Xilinx, Inc.	421,022
22,700	XL Capital Ltd.-Class A	229,724
	Total United States	159,313,832
	TOTAL COMMON STOCKS (COST $416,529,224)	313,590,556

	RIGHTS AND WARRANTS — 0.1%

	France — 0.0%
12,026	Casino Guichard-Perrachon SA Rights, Expires 01/13/10*	45,414

	United Kingdom — 0.1%
875,789	Lloyds Banking Group Plc Rights, Expires 06/05/09*	418,575
	TOTAL RIGHTS AND WARRANTS (COST $3,033,687)	463,989

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 3.2%

2,499,432	Banco Santander Time Deposit, 0.06% - 0.14%, due 06/01/09	2,499,432
2,500,000	Bank of Tokyo-Mitsubishi Time Deposit, 0.06%, due 06/01/09	2,500,000
307,521	BNP Paribas Time Deposit, 0.06%, due 06/01/09	307,521
54,043	Brown Brothers Harriman Time Deposit, 0.02% - 2.07%, due 06/01/09	54,043
185,992	Citibank Time Deposit, 0.01% - 0.10%, due 06/01/09	185,992
2,500,000	DnB Nor Bank Time Deposit, 0.06%, due 06/01/09	2,500,000
33,831	HSBC Bank (Hong Kong) Time Deposit, 0.02%, due 06/01/09	33,831
95,264	JPMorgan Chase Time Deposit, 0.01% - 0.06%, due 06/01/09	95,264
2,500,000	Societe Generale Time Deposit, 0.06%, due 06/01/09	2,500,000
	TOTAL SHORT-TERM INVESTMENTS (COST $10,676,083)	10,676,083

	TOTAL INVESTMENTS — 98.3% (Cost $430,238,994)	324,730,628

	Other Assets and Liabilities (net) — 1.7%	5,472,878

	TOTAL NET ASSETS — 100.0%	$330,203,506

As of May 31, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$434,956,741	$5,170,346	$(115,396,459)	$(110,226,113)

A summary of outstanding financial instruments at May 31, 2009 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys†
6/26/09	AUD	760,854	$608,291	$34,182
6/26/09	CAD	6,825,120	6,252,509	721,618
6/26/09	CAD	6,825,120	6,252,509	708,413
6/26/09	CHF	8,426,065	7,893,188	696,528
6/26/09	CHF	8,426,065	7,893,188	674,270
6/26/09	DKK	4,535,854	860,634	74,905
6/26/09	HKD	8,091,015	1,043,913	(493)
6/26/09	JPY	775,071,124	8,136,971	258,070
6/26/09	NZD	469,710	300,462	40,196
6/26/09	SEK	43,052,742	5,689,032	704,316
6/26/09	SEK	43,052,742	5,689,032	660,694
			$50,619,729	$4,572,699

Sales#
6/26/09	AUD	1,579,681	$1,262,931	$(156,033)
6/26/09	CAD	791,375	724,981	(83,781)
6/26/09	CHF	1,362,184	1,276,037	(71,586)
6/26/09	CHF	2,269,925	2,126,372	(117,891)
6/26/09	EUR	3,172,590	4,484,309	(240,176)
6/26/09	EUR	3,661,947	5,175,992	(425,165)
6/26/09	EUR	3,661,947	5,175,992	(428,303)
6/26/09	GBP	4,617,863	7,463,249	(734,330)
6/26/09	HKD	18,460,666	2,381,819	817
6/26/09	JPY	103,896,103	1,090,738	(39,828)
6/26/09	SEK	12,169,512	1,608,091	(84,350)
6/26/09	SGD	2,375,337	1,644,412	(24,238)
6/26/09	SGD	1,296,925	897,843	(39,748)
			$35,312,766	$(2,444,612)

† Fund buys foreign currency; sells USD.

# Fund sells foreign currency; buys USD.

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
18	DAX	June 2009	$3,161,061	$460,662
119	FTSE 100	June 2009	8,497,775	979,439
6	S&P/MIB	June 2009	849,047	249,648

52	TOPIX	June 2009	4,903,769	986,032
			$17,411,652	$2,675,781
Sales
9	Hang Seng	June 2009	$1,061,154	$(75,388)
10	IBEX 35	June 2009	1,340,220	(16,359)
107	S&P 500 E-Mini Index	June 2009	4,911,300	(650,075)
4	S&P Toronto 60	June 2009	462,890	(7,647)
8	SPI 200	June 2009	614,728	(70,849)
			$8,390,292	$(820,318)

As of May 31, 2009, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*      Non-income producing security.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price, or broker bid (if the private market is more relevant in determining market value than the exchange).  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost.  Shares of investment funds are generally valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different than the value realized upon its sale.  For information about the pricing of some specific positions (e.g. swaps) see descriptions below.  Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE.  As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor using that vendor’s proprietary models.  As of May 31, 2009, 45.41% of the net assets of the Fund were valued using fair value prices based on models used by that third party vendor and are classified as using level 2 inputs in the table below.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the categorization of investments by inputs used as of May 31, 2009 in valuing the Fund’s investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$174,324,037	$—
Level 2 – Other Significant Observable Inputs	150,406,591	7,249,790
Level 3 – Significant Unobservable Inputs	—	—
Total	$324,730,628	$7,249,790

*Other financial instruments include forward currency contracts and futures contracts.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 – Quoted Prices	$—	$(657,722)
Level 2 – Other Significant Observable Inputs	—	(2,608,518)
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$(3,266,240)

**Other financial instruments include forward currency contracts and futures contracts.

The Fund held no investments or other financial instruments at either February 28, 2009 or May 31, 2009, whose fair value was determined using level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amounts of the change in relative values of the two currencies).  The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.  Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses.  Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  These contracts involve market risk in excess of the unrealized gain or loss.  They expose the Fund to the risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts.

Rights and Warrants

A Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of options on securities, as described in Options below. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.

Futures contracts

The Fund may purchase and sell futures contracts.  A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price during a specified future time period.  Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is settled on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid market for the contract, the imposition of price limits or the failure of counterparty to perform under the contract terms.  Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded.  Because many foreign exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign futures in those markets or on those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor’s proprietary models.

Options

The Fund may purchase put and call options.  A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium for a purchased option.  That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option.  Premiums paid for options that expire are treated as realized losses.  Premiums paid for options that are exercised or closed are deducted from the proceeds of the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

The Fund may write (i.e., sell) call and put options.   Writing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options that expire are treated as realized gains.  Premiums received from writing options that are exercised or closed are deducted from the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the option.  In the event that the Fund writes call or put options without an offsetting exposure (e.g. call options on a security that the Fund does not own), it bears the risk of substantial losses if the price of the underlying asset increases (calls) or decreases (puts) during the term of the option.  Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written.  The Fund values options traded over-the-counter using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, swaps on securities and securities indicies, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps.  A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument.  Some swap contracts are net settled. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral and will typically post or receive additional collateral as market values change.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest payments, one party will receive a payment from or make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities.  Buying credit default protection reduces the buyer’s exposure (or increases negative exposure) in the event of an issuer’s default (e.g., it is intended to reduce risk where a party owns a security issued by or otherwise has exposure to the issuer).  Selling credit default protection subjects the seller to exposure to an issuer’s default or other credit events.  A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event (e.g., issuer default or similar event).  If no credit event occurs, the seller has no payment obligations.    For credit default swap agreements on asset-backed securities, a credit event may be triggered by various events, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss.  Payments received or made on swap agreements are recorded as realized gain or loss.  Gains or losses are realized upon termination of the swap agreements, or reset dates as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement.  Such risks include the possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that the collateral the other party posts may be insufficient or not timely received by the Fund.  Specifically, the amount shown as owed to the Fund under a swap agreement is not reduced if there is uncertainty about the counterparty’s willingness or ability to pay. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

Investment risks

The Fund is subject to risks involved in investing in foreign securities that are not presented by investments in U.S. securities. These risks may involve adverse political and economic developments, including expropriation and the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) with select counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Master Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse impact on the Fund’s operations.  Due to declines in the net assets of the Fund prior to May 31, 2009, one or more counterparties are entitled to terminate early but none has taken such action.

Disclosures about Derivative Instruments and Hedging Activities–Effective March 1, 2009, the Fund adopted FASB Statement of Financial Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). This standard is an amendment to FASB Statement No. 133 (“FASB 133”), “Accounting for Derivative Instruments” which expands the disclosure requirements of FASB 133 regarding an entity’s derivative instruments and hedging activities.

The table below summarizes the fair values of derivatives held by the Fund at May 31, 2009 by risk category:

Derivatives not accounted for as hedging	Asset Derivatives (Unrealized Appreciation)	Liability Derivatives (Unrealized Depreciation)
instruments under Statement 133^^	Fair Value	Fair Value
Interest rate contracts	$—	$—
Foreign exchange contracts	4,574,009	(2,445,922)
Credit contracts	—	—
Equity contracts*	2,675,781	(820,318)
Other contracts	—	—
Total	$7,249,790	$(3,266,240)

* Includes cumulative appreciation/depreciation of futures contracts.

^^ As the Fund values its derivatives at fair value and recognizes changes in fair value through the statement of operations, it does not qualify for hedge accounting under FASB 133. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of SFAS 161 disclosure.

The amounts above correspond with amounts in the Schedule of Investments for “Futures Contracts” and “Forward Currency Contracts”.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

USD - United States Dollar

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Domestic Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2009 (Unaudited)

Par Value ($)	Description	Value ($)

	DEBT OBLIGATIONS — 6.5%

	Corporate Debt — 0.9%
9,312,000	Health Care Property Investors, Inc., Series G, MTN, 5.63%, due 02/28/13	7,880,932

	U.S. Government — 3.9%
33,961,978	U.S. Treasury Inflation Indexed Bond, 0.88%, due 04/15/10(a)	33,930,121

	U.S. Government Agency — 1.7%
8,705,000	Agency for International Development Floater (Support of India), 3 mo. LIBOR + .10%, 1.13%, due 02/01/27(b)	7,394,622
3,000,000	Agency for International Development Floater (Support of Jamaica), 6 mo. LIBOR + 0.30%, 1.52%, due 12/01/14(b)	2,911,302
628,867	Agency for International Development Floater (Support of Jamaica), 6 mo. U.S. Treasury Bill + 0.75%, 1.06%, due 03/30/19(b)	580,152
2,432,500	Agency for International Development Floater (Support of Sri Lanka), 6 mo. LIBOR + .20%, 1.42%, due 06/15/12(b)	2,387,952
1,400,002	Agency for International Development Floater (Support of Zimbabwe), 3 mo. U.S. Treasury Bill x 115%, 0.25%, due 01/01/12(b)	1,353,595
	Total U.S. Government Agency	14,627,623
	TOTAL DEBT OBLIGATIONS (COST $60,388,702)	56,438,676

Shares	Description	Value ($)

	PREFERRED STOCKS — 0.1%

	Banking — 0.1%
8,000	Home Ownership Funding 2 Preferred 144A, 1.00% (b)	720,000
	TOTAL PREFERRED STOCKS (COST $2,060,969)	720,000

	MUTUAL FUNDS — 93.1%

	Affiliated Issuers — 93.1%
47,223,590	GMO Short-Duration Collateral Fund	758,410,851
1,483	GMO Special Purpose Holding Fund(b)(c)	1,082
1,935,043	GMO U.S. Treasury Fund	48,414,787
	TOTAL MUTUAL FUNDS (COST $1,073,071,704)	806,826,720

	SHORT-TERM INVESTMENTS — 4.3%

	Money Market Funds — 4.3%
33,055,706	State Street Institutional Liquid Reserves Fund-Institutional Class	33,055,706
4,012,131	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	4,012,131
	TOTAL SHORT-TERM INVESTMENTS (COST $37,067,837)	37,067,837

	TOTAL INVESTMENTS — 104.0% (Cost $1,172,589,212)	901,053,233

	Other Assets and Liabilities (net) — (4.0%)	(34,483,550)

	TOTAL NET ASSETS — 100.0%	$866,569,683

As of May 31, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,189,155,148	$39,748	$(288,141,663)	$(288,101,915)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2009 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Short-Duration Collateral Fund	$807,523,384	$—	$—	$101,701,125	$—	$758,410,851
GMO Special Purpose Holding Fund	1,082	—	—	—	—	1,082
GMO U.S. Treasury Fund	—	124,347,344	76,000,000	47,344	—	48,414,787
Totals	$807,524,466	$124,347,344	$76,000,000	$101,748,469	$—	$806,826,720

 A significant portion of the dividend is expected to be a return of capital for tax purposes.  Please note that in January 2010, Form 1099-DIV is anticipated to be sent to applicable shareholders that will state the actual tax characterization of all distributions paid in 2009.

A summary of outstanding financial instruments at May 31, 2009 is as follows:

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)^	Annual Premium	Implied Credit Spread (1)	Deliverable on Default	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)	Market Value
11,500,000	USD	3/20/2013	Barclays Bank PLC	(Pay)	0.61%	4.46%	Health Care Properties	N/A	$1,425,618
									$1,425,618
				Premiums to (Pay) Receive					$—

^	Receive - Fund receives premium and sells credit protection.
(Pay) - Fund pays premium and buys credit protection.
(1)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of May 31, 2009, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider (i.e. higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(2)	The maximum potential amount the Fund could be required to make as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

As of May 31, 2009, for the swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

LIBOR - London Interbank Offered Rate

MTN - Medium Term Note

The rates shown on variable rate notes are the current interest rates at May 31, 2009, which are subject to change based on the terms of the security.

(a)       Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

(b)       Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(c)       Underlying investment represents interests in defaulted securities.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price, or broker bid (if the private market is more relevant in determining market value than the exchange).  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost.  Shares of investment funds are generally valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different than the value realized upon its sale.  For information about the pricing of some specific positions (e.g. swaps) see descriptions below.

Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager.  The Manager evaluates pricing sources on an ongoing basis, and may change a pricing source at any time.  The Manager normally does not evaluate the prices supplied by pricing sources on a day-to-day basis.  The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable.  The prices provided by a pricing source may differ from the value that would be realized if the securities were sold, and the differences could be material. In addition, although alternative prices are available for other securities held by the Fund, those alternative sources would not necessarily confirm the security price used by the Fund. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund.  As of May 31, 2009, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 16.92% of the net assets of the Fund.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund utilized the following fair value techniques on Level 3 investments: The Fund valued certain debt securities and preferred stocks using a specified spread above the LIBOR rate.  The Fund also considered certain bankrupt securities to be worthless.

The following is a summary of the categorization of investments by inputs used as of May 31, 2009 in valuing the Fund’s investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$48,414,787	$—
Level 2 – Other Significant Observable Inputs	837,289,741	—
Level 3 – Significant Unobservable Inputs	15,348,705	1,425,618
Total	$901,053,233	$1,425,618

*Other financial instruments include swap agreements.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$—

Underlying funds are classified above as either level 1 or level 2 (except for GMO Special Purpose Holding Fund, which is a level 3). For the underlying funds’ summary of valuation inputs (including level 3 inputs, if any) please refer to the respective fund’s portfolio valuation note. The aggregate absolute values of the Fund’s direct and indirect investments in securities and other financial instruments using Level 3 inputs were 88.22% and 0.13%, respectively.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments **
Balance as of February 28, 2009	$15,729,524	$3,621,898
Accrued discounts/premiums	(2,217)	—
Realized gain (loss)	(23)	(586,879)
Realized gain distributions received	—	—

Realized gain distributions paid	—	—
Change in unrealized appreciation/depreciation	(347,136)	(2,196,280)
Net purchases (sales)	(31,443)	586,879
Net transfers in and/or out of Level 3	—	—
Balance as of May 31, 2009	$15,348,705	$1,425,618

**Other financial instruments include swap agreements.

Futures contracts

The Fund may purchase and sell futures contracts.  A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price during a specified future time period.  Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is settled on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid market for the contract, the imposition of price limits or the failure of counterparty to perform under the contract terms.  Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded.

Options

The Fund may purchase put and call options.  A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium for a purchased option.  That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option.  Premiums paid for options that expire are treated as realized losses.  Premiums paid for options that are exercised or closed are deducted from the proceeds of the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

The Fund may write (i.e., sell) call and put options.   Writing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options that expire are treated as realized gains.  Premiums received from writing options that are exercised or closed are deducted from the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the option.  In the event that the Fund writes call or put options without an offsetting exposure (e.g. call options on a security that the Fund does not own), it bears the risk of substantial losses if the price of the underlying asset increases (calls) or decreases (puts) during the term of the option.  Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written.  The Fund values options traded over-the-counter using inputs provided by primary pricing sources and industry models.

Indexed securities

The Fund may invest in indexed securities.  Indexed securities are securities whose values and/or coupons are linked to the prices of a specific instrument, group of instruments or financial statistic.

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, swaps on securities and securities indicies, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps.  A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument.  Some swap contracts are net settled. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral and will typically post or receive additional collateral as market values change.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest payments, one party will receive a payment from or make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities.  Buying credit default protection reduces the buyer’s exposure (or increases negative exposure) in the event of an issuer’s default (e.g., it is intended to reduce risk where a party owns a security issued by or otherwise has exposure to the issuer).  Selling credit default protection subjects the seller to exposure to an issuer’s default or other credit events.  A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event (e.g., issuer default or similar event).  If no credit event occurs, the seller has no payment obligations.    For credit default swap agreements on asset-backed securities, a credit event may be triggered by various events, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss.  Payments received or made on swap agreements are recorded as realized gain or loss.  Gains or losses are realized upon termination of the swap agreements, or reset dates as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement.  Such risks include the possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that the collateral the other party posts may be insufficient or not timely received by the Fund.  Specifically, the amount shown as owed to the Fund under a swap agreement is not reduced if there is uncertainty about the counterparty’s willingness or ability to pay. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements.  Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at a later date at a fixed price.  Also, if the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of the securities and the payment it received for them.  This loss would be greater to the extent the buyer paid less than the value of the securities the Fund sold to it (e.g., a buyer may pay $95 for a bond with a market value of $100).  The Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities.

Investment risks

The Fund is subject to risks involved in investing in foreign securities that are not presented by investments in U.S. securities. These risks may involve adverse political and economic developments, including expropriation and the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. Also, fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s foreign currency holdings and investments denominated in foreign currency.  The risks described above apply to an even greater extent to investments in emerging countries. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.  Additionally, the investment risks associated with an investment in the underlying funds may be greater to the extent that the underlying funds engage in derivative transactions.

The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed in whole or in part by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables, which bring additional types of market risk.  Asset-backed securities also may be collateralized by the fees earned by service providers. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations”). Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any.  Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default in payment of the obligations and the defaulted obligations exceed the credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors.  Many asset-backed securities are now rated below investment grade.

With the deterioration of worldwide economic and liquidity conditions that became acute in 2008, the markets for asset-backed securities became fractured and uncertainty about the creditworthiness of those securities (and underlying collateral) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities generally.  These events reduced liquidity for securitized credits and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not continue or that they will not deteriorate further. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages), have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities. There can be no assurance that in the future the market for asset-backed securities will become more liquid.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays.

In addition, asset-backed securities representing diverse sectors (e.g., auto loans, student loans, sub-prime mortgages, and credit-card receivables) have become more highly correlated since the deterioration of worldwide economic and liquidity conditions referred to above.

The Fund uses its cash balance to meet its derivative collateral obligations and for other purposes. There is no assurance that the Fund’s cash balance will be sufficient to meet its collateral obligations arising under its derivatives.  If it is not, the Fund would be required to liquidate other positions. That may include redeeming shares of GMO Short Duration Collateral Fund (“SDCF”) in which case the Fund would receive redemption proceeds in-kind from SDCF and would then be required to dispose of those assets (mostly asset-backed securities) in the current adverse market conditions.  To manage the Fund’s cash collateral needs in the current extraordinary market conditions, the Manager reserves the right to reduce or eliminate the Fund’s derivative exposures, including those that are intended to cause the Fund to track its benchmark more closely. A reduction in those exposures may tend to cause the performance of the Fund to track its benchmark less closely and make the Fund’s performance more dependent on the performance of the asset-backed securities it holds directly or indirectly.

To address in part the cash management issues described above, the Fund may effect nearly all significant redemptions of its shares in-kind. If redeeming shareholders from the Fund choose to sell assets received in-kind immediately and current adverse market conditions continue, they may experience difficulty selling the assets at favorable prices.  The Fund may establish de minimis amounts below which redemptions may be honored for cash. Amounts available for cash redemptions could be increased and/or redemption fees could be reduced if conditions in the bond market improve. These amounts can and will change without prior notice.

Disclosures about Derivative Instruments and Hedging Activities–Effective March 1, 2009, the Fund adopted FASB Statement of Financial Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). This standard is an amendment to FASB Statement No. 133 (“FASB 133”), “Accounting for Derivative Instruments” which expands the disclosure requirements of FASB 133 regarding an entity’s derivative instruments and hedging activities.

The table below summarizes the fair values of derivatives held by the Fund at May 31, 2009 by risk category:

Derivatives not accounted for as hedging	Asset Derivatives (Unrealized Appreciation)	Liability Derivatives (Unrealized Depreciation)
instruments under Statement 133^^	Fair Value	Fair Value
Interest rate contracts	$—	$—
Foreign exchange contracts	—	—
Credit contracts	1,425,618	—
Equity contracts	—	—
Other contracts	—	—
Total	$1,425,618	$—

^^ As the Fund values its derivatives at fair value and recognizes changes in fair value through the statement of operations, it does not qualify for hedge accounting under FASB 133. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of SFAS 161 disclosure.

The amounts presented above correspond with amounts in the Schedule of Investment for “Swap Agreements”.

On March 19, 2009, the Trustees approved GMO’s plan to maximize the amount of cash distributed to shareholders that represents receipts on its portfolio holdings (including shares of the underlying funds) and from dispositions of those holdings. The plan was adopted in light of the requirements of Section 562 (b) of the Code and calls for the Fund to cease operations within 2 years. For purposes of meeting that timetable, the Fund may distribute securities (including shares of the underlying funds) in-kind.

Currency Abbreviations:

USD - United States Dollar

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2009 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 77.7%

	Argentina — 0.1%
5,060	Cresud SA Sponsored ADR	48,475
20,680	Petrobras Energia Participaciones SA Sponsored ADR	105,054
	Total Argentina	153,529

	Brazil — 5.0%
98,500	Banco do Brasil SA	1,059,290
5,300	Banco Nossa Caixa SA	196,797
6,200	Brasil Telecom Participacoes SA	201,194
10,000	Cia de Saneamento de Minas Gerais-Copasa MG *	132,141
3,007	Companhia de Bebidas das Americas	165,205
27,909	Companhia Saneamento Basico Sao Paulo	436,876
5,100	CPFL Energia SA	82,970
8,700	EDP-Energias Do Brasil SA	121,595
21,100	Electrobras (Centro)	287,825
42,300	Empresa Brasileira de Aeronautica SA	208,533
9,100	Empresa Brasileira de Aeronautica SA Sponsored ADR	174,538
30,500	Gerdau SA	248,173
37,893	Investimentos Itau SA	201,443
29,900	Natura Cosmeticos SA	393,581
11,240	Petroleo Brasileiro SA (Petrobras)	246,553
32,660	Petroleo Brasileiro SA (Petrobras) ADR	1,438,020
48,000	Redecard SA	701,606
11,923	Souza Cruz SA	312,073
9,300	Tele Norte Leste Participacoes SA	203,242
17,225	Usinas Siderurgicas de Minas Gerais SA	330,300
55,300	Vale SA	1,068,564
	Total Brazil	8,210,519

	Chile — 0.5%
1,680	Banco Santander Chile SA ADR	69,972
3,220	Compania Cervecerias Unidas ADR	104,457
2,160	Embotelladora Andina SA ADR A Shares	29,808
3,490	Embotelladora Andina SA ADR B Shares	58,283
1,980	Empresa Nacional de Electricidad SA Sponsored ADR	88,486
7,020	Enersis SA Sponsored ADR	120,112
24,620	Lan Airlines SA Sponsored ADR	275,252
	Total Chile	746,370

	China — 11.0%
236,000	Air China Ltd Class H *	118,205
2,946,000	Bank of China Ltd Class H	1,336,122
412,400	Chaoda Modern Agriculture Holdings Ltd	259,790
170,000	China Coal Energy Co Class H	205,526
906,000	China Construction Bank Class H	591,390
126,597	China International Marine Containers Co Ltd Class B	101,655
140,000	China Life Insurance Co Ltd Class H	513,716
211,250	China Merchants Bank Co Ltd Class H	438,705
192,664	China Mobile Ltd	1,888,237
3,872	China Mobile Ltd Sponsored ADR	190,541
102,000	China National Building Material Co Ltd Class H	226,222
214,000	China Oilfield Services Ltd Class H	236,610
1,421,083	China Petroleum & Chemical Corp Class H	1,162,502
106,000	China Railway Construction Corp Ltd Class H *	154,450
388,000	China Railway Group Ltd Class H *	323,269
72,000	China Resources Land Ltd	171,399

58,000	China Resources Power Holdings Co Ltd	124,966
490,000	China Telecom Corp Ltd Class H	232,885
142,600	China Vanke Co Ltd Class B	180,428
174,000	Cosco Pacific Ltd	239,536
348,000	Datang International Power Generation Co Ltd	180,089
344,000	Denway Motors Ltd	167,175
576,000	Dongfeng Motor Group Co Ltd	559,758
134,000	Hopson Development Holdings Ltd	197,118
561,000	Huaneng Power International Inc Class H	373,838
1,356,000	Industrial and Commercial Bank of China Ltd Class H	860,760
158,000	Kingboard Chemical Holdings Ltd	412,695
8,700	Mindray Medical International Ltd ADR	200,187
7,070	Netease.Com Inc ADR *	244,481
231,646	Nine Dragons Paper Holdings Ltd	170,256
324,000	Parkson Retail Group Ltd	511,069
1,387,553	PetroChina Co Ltd Class H	1,606,255
420,000	PICC Property & Casualty Co Ltd Class H *	284,815
48,000	Ping An Insurance (Group) Co of China Ltd Class H	335,984
13,080	Shanda Interactive Entertainment Ltd Sponsored ADR *	753,670
42,400	Shanghai Industrial Holdings Ltd	169,258
482,000	Shenzhen Investment Ltd	207,874
364,000	Shimao Property Holdings Ltd	633,232
4,970	Sina.com *	139,707
136,000	Sino-Ocean Land Holdings Ltd	140,241
34,000	Tencent Holdings Ltd	379,647
42,000	Tingyi (Cayman Islands) Holding Corp *	62,950
200,000	Want Want China Holdings Ltd	97,907
172,000	Yanzhou Coal Mining Co Ltd Class H	217,399
60,000	Zhaojin Mining Industry Co Ltd	97,594
162,000	Zhuzhou CSR Times Electric Co Ltd Class H	237,503
284,000	Zijin Mining Group Co Ltd Class H	260,193
	Total China	18,197,809

	Czech Republic — 0.5%
2,200	Central European Media Enterprises Ltd Class A *	39,875
6,760	CEZ AS	307,818
700	Komercni Banka AS	88,088
1,245	Pegas Nonwovens SA	23,996
216	Philip Morris CR AS	67,630
9,200	Telefonica 02 Czech Republic AS	198,938
5,820	Unipetrol	34,912
	Total Czech Republic	761,257

	Egypt — 0.9%
9,612	Alexandria Mineral Oils Co	72,916
32,520	Commercial International Bank	266,956
26,600	EFG-Hermes Holding SAE	108,407
5,867	Egyptian Co for Mobile Services	200,627
430	El Ezz Aldekhela Steel Alexa Co	51,337
23,063	El Ezz Steel Rebars SAE	44,512
3,270	ElSwedy Cables Holding Co	36,879
5,500	Orascom Construction Industries	202,274
33,720	Orascom Telecom Holding SAE	199,797
5,800	Oriental Weavers Co	32,079
40,327	Sidi Kerir Petrochemicals Co	69,619
34,000	Talaat Moustafa Group *	27,038
81,254	Telecom Egypt	259,815
	Total Egypt	1,572,256

	Hungary — 0.0%
80	Egis Gyogyszergyar Nyrt	5,698

	India — 4.0%
4,500	ABB Ltd	62,476
3,700	ACC Ltd	61,952
12,273	Bank of Baroda	115,694
5,500	Bharat Heavy Electricals Ltd	257,277
46,370	Canara Bank Ltd	279,152
4,975	DLF Ltd	44,141
17,000	Hero Honda Motors Ltd	483,469
42,500	Hindustan Unilever Ltd	209,544
13,233	ICICI Bank Ltd	208,922
228,300	IFCI Ltd *	228,413
55,100	Indiabulls Financial Services Ltd	255,791
6,400	Indian Oil Corp Ltd	82,369
15,500	Infosys Technologies Ltd	529,078
14,500	Jaiprakash Associates Ltd	64,698
9,024	Jindal Steel & Power Ltd	403,461
5,500	Mahindra & Mahindra Ltd	78,232
24,900	Punjab National Bank Ltd	356,575
114,200	Reliance Communications Ltd	745,893
2,100	Reliance Energy Ltd	56,884
23,300	Reliance Industries Ltd *	1,124,725
9,700	State Bank of India	387,707
55,130	Steel Authority of India Ltd	201,838
18,100	Tata Consultancy Services Ltd	269,494
17,300	Wipro Ltd	141,592
	Total India	6,649,377

	Indonesia — 1.3%
448,500	Aneka Tambang Tbk PT	87,205
537,500	Bank Central Asia Tbk PT	176,982
177,500	Bank CIMB Niaga Tbk PT	11,921
855,000	Bank Negara Indonesia (Persero) Tbk PT	131,224
168,500	Bank Rakyat Tbk PT	102,815
5,312,500	Bumi Resources Tbk PT	1,028,809
71,000	Gudang Garam Tbk PT	78,433
879,500	Indah Kiat Pulp and Paper Corp Tbk PT *	143,722
283,500	Indofood Sukses Makmur Tbk PT	49,376
948,500	Kalbe Farma Tbk PT	81,415
341,500	Perusahaan Gas Negara PT	96,276
306,500	Telekomunikasi Indonesia Tbk PT	225,634
	Total Indonesia	2,213,812

	Israel — 1.2%
4,600	Africa Israel Properties Ltd *	65,357
81,230	Bank Hapoalim BM *	215,348
72,460	Bank Leumi Le	204,042
880	Delek Group Ltd	100,142
1,711	Delek Real Estate Ltd *	1,799
13,470	Jerusalem Economy Ltd *	97,981
28,310	Teva Pharmaceutical Industries Ltd Sponsored ADR	1,312,452
	Total Israel	1,997,121

	Malaysia — 1.6%
103,300	Berjaya Sports Toto Berhad	139,876
20,599	British American Tobacco Malaysia Berhad	253,739

159,700	Genting Berhad	250,968
49,800	Hong Leong Financial Group Berhad	71,537
61,000	Kulim Malaysia Berhad	111,272
35,728	MISC Berhad (Foreign Registered)	83,811
26,009	PPB Group Berhad	78,287
398,178	Resorts World Berhad	316,310
406,736	RHB Capital Berhad	478,626
68,480	Sime Darby Berhad	141,603
66,399	Tanjong Plc	257,444
179,300	Tenaga Nasional Berhad	420,148
	Total Malaysia	2,603,621

	Mexico — 0.9%
52,100	Alfa SA de CV Class A	139,822
12,140	America Movil SAB de CV Class L ADR	465,326
450,766	Cemex SA de CV CPO *	437,693
52,300	Corporacion GEO SA de CV Series B *	90,926
14,300	Desarrolladora Homex SA de CV *	63,531
36,500	Grupo Financiero Banorte SAB de CV Class O	85,902
204,016	Grupo Mexico SA Class B	192,059
	Total Mexico	1,475,259

	Morocco — 0.2%
900	Attijariwafa Bank	30,880
502	Banque Centrale Populaire	16,079
1,044	Banque Marocaine du Commerce Exterieur	32,277
119	Compagnie Generale Immobiliere	28,431
13,969	Maroc Telecom	247,143
70	Societe Nationale De Siderurgie	22,128
	Total Morocco	376,938

	Peru — 0.0%
7,022	Compania Minera Milpo SA	16,120
378	Sociedad Minera Cerro Verde SA	6,755
23,015	Volcan Compania Minera SA Class B *	18,742
	Total Peru	41,617

	Philippines — 0.4%
440,700	Alliance Global Group Inc *	28,413
82,300	Bank of the Philippine Islands	77,238
1,016,800	Benpres Holdings Corp *	41,797
827,200	Energy Development Corp	65,011
198,800	First Gen Corp *	85,193
20,900	Manila Electric Co	51,342
4,880	Philippine Long Distance Telephone Co	229,815
101,300	SM Prime Holdings Inc	18,864
745,600	Vista Land & Lifescapes Inc *	27,869
	Total Philippines	625,542

	Poland — 1.8%
5,800	Asseco Poland SA	99,428
6,100	Bank Handlowy W Warszawie SA	98,985
4,360	Bank Pekao SA *	147,983
12,620	Cyfrowy Polsat SA	56,319
42,710	Getin Holding SA *	76,145
11,830	Globe Trade Centre SA *	70,191
12,700	Grupa Lotos SA *	75,691
34,330	KGHM Polska Miedz SA	760,223

71,670	Polski Koncern Naftowy Orlen SA	654,585
97,910	Polskie Gornictwo Naftowe I Gazownictwo SA	116,789
44,320	Powszechna Kasa Oszczednosci Bank Polski SA	346,984
10,410	Przedsiebiorstwo Eksportu i Importu Kopex SA *	62,044
80,660	Telekomunikacja Polska SA	424,205
20,650	TVN SA *	70,372
	Total Poland	3,059,944

	Russia — 8.6%
48,700	Aeroflot - Russian Airlines	55,586
37,770	Cherepovets MK Severstal GDR (Registered Shares)	217,756
66,940	KamAZ *	85,861
47,980	Lukoil Sponsored ADR	2,580,169
7,200	MMC Norilsk Nickel ADR	81,931
18,100	MMC Norilsk Nickel JSC ADR *	206,329
19,440	Mobile Telesystems Sponsored ADR *	806,565
16,800	NovaTek OAO Sponsored GDR (Registered Shares)	893,016
1,700	Novolipetsk Steel GDR (Registered Shares)	33,292
189,044	OAO Gazprom Sponsored GDR	4,421,771
15,666	OAO Tatneft Sponsored GDR (Registered Shares)	435,432
9,700	Polyus Gold Sponsored ADR *	252,257
147,900	Rosneft OJSC GDR *	1,005,787
4,320	Rostelecom Sponsored ADR	148,867
592,110	Sberbank RF	856,257
11,500	Sistema JSFC Sponsored GDR *	159,662
182,400	Surgutneftegaz Sponsored ADR	1,554,012
100	Tatneft Sponsored ADR	2,751
24,400	Vimpelcom Sponsored ADR *	318,664
7,300	X5 Retail Group NV GDR (Registered Shares) *	118,066
	Total Russia	14,234,031

	South Africa — 2.8%
8,852	Absa Group Ltd	113,591
5,200	AngloGold Ashanti Ltd	223,007
44,167	Aveng Ltd	194,457
12,156	Bidvest Group Ltd	143,083
179,500	FirstRand Ltd	309,313
38,800	Foschini Ltd	230,324
13,200	Gold Fields Ltd	180,401
42,300	Harmony Gold Mining Co Ltd *	514,626
7,300	Highveld Steel and Vanadium Corp Ltd	58,023
17,800	Investec Ltd	98,696
44,400	JD Group Ltd	210,586
8,600	Massmart Holdings Ltd	83,352
6,400	Naspers Ltd Class N	153,963
44,707	Remgro Ltd	410,009
12,700	Reunert Ltd	65,680
67,700	RMB Holdings Ltd	188,012
7,600	Sasol Ltd	288,118
13,082	Standard Bank Group Ltd	136,285
53,900	Telkom South Africa Ltd	244,755
13,024	Tiger Brands Ltd	228,156
32,100	Truworths International Ltd	147,010
53,900	Vodacom Group (Pty) Ltd *	352,288
	Total South Africa	4,573,735

	South Korea — 17.8%
260	Amorepacific Corp	128,899
6,706	Daelim Industrial Co Ltd	329,077

13,020	Daewoo Securities Co Ltd	214,837
10,890	Dongbu Insurance Co Ltd	213,256
5,930	Dongkuk Steel Mill Co Ltd	141,048
5,110	GS Engineering & Construction Corp	330,345
9,790	GS Holdings Corp	245,520
35,790	Hana Financial Group Inc	858,287
10,179	Hanjin Heavy Industries & Construction Co Ltd	288,522
3,150	Hanjin Shipping	49,943
8,220	Hankook Tire Co Ltd	91,573
36,170	Hanwha Chemical Corp	299,406
6,518	Honam Petrochemical Corp	402,811
21,670	Hynix Semiconductor Inc *	225,212
8,030	Hyundai Development Co	264,391
2,060	Hyundai Elevator Co Ltd	102,122
4,300	Hyundai Heavy Industries Co Ltd	745,571
5,595	Hyundai Mipo Dockyard	622,474
24,140	Hyundai Mobis	2,276,960
14,350	Hyundai Motor Co	798,200
2,162	Hyunjin Materials Co Ltd *	82,789
37,490	Industrial Bank of Korea *	292,633
9,050	INTOPS Co Ltd	169,251
20,360	Kangwon Land Inc	265,662
28,710	KB Financial Group Inc *	917,682
800	KB Financial Group Inc ADR *	25,568
8,970	Keangnam Enterprises Ltd *	78,823
12,410	KMW Co Ltd *	71,361
10,250	Korea Electric Power Corp *	233,232
38,920	Korea Exchange Bank	287,458
6,370	Korea Investment Holdings Co Ltd	163,677
6,030	Korea Zinc Co Ltd	688,227
2,770	Korean Air Lines Co Ltd *	83,469
1,410	KT Corp	38,251
20,330	KT Corp Sponsored ADR	275,268
28,193	KT&G Corp	1,530,995
5,040	Kumho Industrial Co Ltd	92,265
2,676	LG Chem Ltd	328,037
8,750	LG Corp	453,696
7,600	LG Dacom Corp	111,764
14,020	LG Display Co Ltd	330,221
243	LG Hausys Ltd *	23,524
9,720	LG International Corp	214,705
27,200	LG Telecom Ltd	184,522
2,720	Lotte Shopping Co Ltd	524,139
3,560	NCSoft Corp	537,036
4,060	NHN Corp *	651,721
4,780	POSCO	1,600,346
5,120	S-Oil Corp	236,445
27,560	Samho International Co Ltd *	101,885
7,088	Samsung Electronics Co Ltd	3,169,524
9,780	Samsung Engineering Co Ltd	701,350
1,040	Samsung Fire & Marine Insurance Co Ltd	152,004
1,810	Samsung Securities Co Ltd	104,350
8,530	Seoul Semiconductor Co Ltd *	211,031
2,650	SFA Engineering Corp	100,567
59,625	Shinhan Financial Group Co Ltd *	1,502,655
570	Shinsegae Co Ltd	199,511
3,500	SK Chemicals Co Ltd	156,732
6,915	SK Energy Co Ltd	589,495
13,287	SK Holdings Co Ltd	1,155,921
30,290	SK Networks Co Ltd	415,799

16,010	SK Securities Co Ltd	42,175
1,380	SK Telecom Co Ltd	193,336
43,530	SK Telecom Co Ltd ADR	684,727
4,600	STX Engine Co Ltd	104,247
22,510	Sungwoo Hitech Co Ltd	143,077
13,660	Tong Yang Securities Inc	136,143
57,931	Woori Finance Holdings Co Ltd *	515,497
4,610	Woori Investment & Securities Co Ltd	61,853
	Total South Korea	29,563,100

	Taiwan — 10.6%
162,000	Acer Inc	295,929
49,000	Asia Cement Corp	55,691
71,000	Asia Optical Co Inc	91,252
329,733	Asustek Computer Inc	469,486
211,000	AU Optronics Corp	219,187
117,500	Catcher Technology Co Ltd	337,797
165,000	China Steel Corp	141,688
807,000	Chinatrust Financial Holding Co Ltd	538,558
465,277	Chunghwa Telecom Co Ltd	889,007
790,557	Compal Electronics Inc	675,179
22,000	CSBC Corp *	25,353
33,000	Delta Electronics Inc	77,198
107,000	Far Eastern Textile Co Ltd	122,431
197,000	Far Eastone Telecommunications Co Ltd	228,406
169,983	First Financial Holding Co Ltd	115,079
323,000	Formosa Plastics Corp	630,001
56,000	Foxconn Technology Co Ltd	179,566
68,940	High Tech Computer Corp	1,125,448
250,990	Hon Hai Precision Industry Co Ltd	961,590
307,000	Hung Sheng Construction Co Ltd	153,377
220,000	Innolux Display Corp	310,413
207,000	Inventec Co Ltd	131,868
516,845	Lite-On Technology Corp	458,960
560,000	Macronix International Co Ltd	260,261
127,097	MediaTek Inc	1,583,777
278,417	Nan Ya Plastics Corp	400,384
62,198	Novatek Microelectronics Corp Ltd	152,788
298,000	Pou Chen Corp	197,709
61,000	Powertech Technology Inc	132,732
2,050,000	ProMOS Technologies Inc *	66,778
586,431	Quanta Computer Inc	947,783
137,000	Radiant Opto-Electronics Corp	157,334
77,000	Sincere Navigation Corp	96,116
105,000	Synnex Technology International Corp	173,788
759,000	Taishin Financial Holding Co Ltd	277,734
503,213	Taiwan Cement Corp	532,033
153,787	Taiwan Mobile Co Ltd	273,916
1,423,330	Taiwan Semiconductor Manufacturing Co Ltd	2,634,259
49,000	Transcend Information Inc	130,775
349,000	Wistron Corp	554,083
941,000	Yuanta Financial Holding Co Ltd	705,500
	Total Taiwan	17,511,214

	Thailand — 3.4%
361,690	Advanced Info Service Pcl (Foreign Registered) (a)	856,978
98,250	Bangkok Bank Pcl NVDR (a)	253,034
340,300	Bangkok Dusit Medical Service Pcl (Foreign Registered) (a)	203,578
14,000	Banpu Pcl (Foreign Registered) (a)	130,918

741,640	BEC World Pcl (Foreign Registered) (a)	420,438
72,000	Electricity Generating Pcl NVDR (a)	146,914
2,600,950	IRPC Pcl (Foreign Registered) (a)	281,780
266,010	Kasikornbank Pcl (Foreign Registered) (a)	455,961
1,190,000	Krung Thai Bank Pcl (Foreign Registered) (a)	252,866
104,000	PTT Chemical Pcl (Foreign Registered) (a)	160,767
202,722	PTT Pcl (Foreign Registered) (a)	1,308,605
56,039	Siam Cement Pcl (Foreign Registered) (a)	216,418
28,000	Siam Cement Pcl NVDR (a)	107,315
554,000	Siam City Bank Pcl (Foreign Registered) (a)	226,523
194,000	Siam Commercial Bank Pcl (Foreign Registered) (a)	382,713
255,770	Thai Oil Pcl (Foreign Registered) (a)	306,600
	Total Thailand	5,711,408

	Turkey — 5.1%
146,438	Akbank TAS	617,582
22,740	Anadolu Efes Biracilik ve Malt Sanayii AS	186,255
96,714	Arcelik AS *	137,927
244,570	Dogan Sirketler Grubu Holdings AS *	141,452
20,116	Enka Insaat ve Sanayi AS	98,835
44,730	Eregli Demir ve Celik Fabrikalari TAS *	124,865
117,170	Haci Omer Sabanci Holding AS	358,597
257,492	KOC Holding AS *	592,184
170,300	Sekerbank TAS *	192,762
39,800	Tekfen Holding AS *	98,778
36,884	Tupras-Turkiye Petrol Rafineriler AS	459,756
59,830	Turk Hava Yollari Anonim Ortakligi	347,360
157,630	Turk Sise ve Cam Fabrikalari AS *	134,379
86,280	Turk Telekomunikasyon AS	240,528
220,487	Turkcell Iletisim Hizmet AS	1,176,292
747,790	Turkiye Garanti Bankasi *	1,873,232
65,760	Turkiye Halk Bankasi AS	254,267
130,720	Turkiye IS Bankasi Class C	449,576
245,375	Turkiye Sinai Kalkinma Bankasi AS *	175,810
251,580	Turkiye Vakiflar Bankasi TAO Class D *	346,718
189,690	Vestel Elektronik Sanayi AS *	183,768
223,900	Yapi ve Kredi Bankasi AS *	344,136
	Total Turkey	8,535,059
	TOTAL COMMON STOCKS (COST $116,564,893)	128,819,216

	PREFERRED STOCKS — 9.2%

	Brazil — 8.9%
75,712	Banco Bradesco SA 0.57%	1,165,925
8,600	Bradespar SA 0.53%	126,185
27,400	Brasil Telecom Participacoes SA 1.17%	247,179
20,600	Centrais Eletricas Brasileiras SA Class B 6.63%	265,195
6,100	Companhia Brasileira de Distribuicao Grupo Pao de Acucar 0.73%	117,033
9,937	Companhia de Bebidas das Americas 3.19%	653,511
67,641	Companhia Energetica de Minas Gerais 2.86%	910,661
25,800	Companhia Paranaense de Energia Class B 0.45%	370,164
17,600	Duratex SA 1.83%	168,343
6,100	Eletropaulo Metropolitana SA 6.17%	94,991
36,800	Gerdau Metalurgica SA 1.48%	488,148
104,608	Gerdau SA 0.75%	1,095,736
57,025	Itau Unibanco Holding SA 0.46%	924,526
230,080	Itausa-Investimentos Itau SA 0.62%	1,048,900
24,105	Net Servicos de Comunicacoa SA *	243,182

100,024	Petroleo Brasileiro SA (Petrobras) 0.97%	1,751,284
28,300	Petroleo Brasileiro SA Sponsored ADR 0.86%	989,651
73,800	Sadia SA 1.38%	182,662
12,230	Tele Norte Leste Participacoes ADR 20.02%	216,716
12,600	Tele Norte Leste Participacoes SA 5.87%	224,835
9,400	Telecomunicacoes de Sao Paulo SA 4.16%	217,801
4,100	Telemar Norte Leste SA Class A 6.16%	118,774
41,800	Usinas Siderrurgicas de Minas Gerais SA Class A 1.23%	839,144
123,556	Vale SA Preference A 3.14%	2,040,847
13,200	Vivo Participacoes SA 1.92%	267,676
	Total Brazil	14,769,069

	Russia — 0.2%
630	Transneft 1.30%	343,270

	South Korea — 0.1%
5,390	Hyundai Motor Co 2.91%	136,466
	TOTAL PREFERRED STOCKS (COST $13,698,285)	15,248,805

	INVESTMENT FUNDS — 9.5%

	United States — 9.5%
474,024	iShares MSCI Emerging Markets Index Fund (b)	15,766,038
	TOTAL INVESTMENT FUNDS (COST $13,108,264)	15,766,038

	RIGHTS AND WARRANTS — 0.0%

	Brazil — 0.0%
77	Companhia Brasileira de Distribuicao Grupo Pao de Acucar Rights, Expires 06/03/09*	122
4,627	Itausa-Investimentos Itau SA Rights, Expires 06/03/09*	7,008
688	Itausa-Investimentos Itau SA Rights, Expires 12/31/09*	1,402
	Total Brazil	8,532
	TOTAL RIGHTS AND WARRANTS (COST $8,012)	8,532

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 1.6%

89,156	Bank of Tokyo-Mitsubishi Time Deposit, 0.06%, due 06/01/09	89,156
1,524	Brown Brothers Harriman Time Deposit, 0.01% - 7.25%, due 06/01/09	1,524
62,180	HSBC Bank (Hong Kong) Time Deposit, 0.02%, due 06/01/09	62,180
2,100,000	Royal Bank of Canada Time Deposit, 0.15%, due 06/01/09	2,100,000
400,000	Societe Generale Time Deposit, 0.22%, due 06/01/09	400,000
	TOTAL SHORT-TERM INVESTMENTS (COST $2,652,860)	2,652,860

	TOTAL INVESTMENTS — 98.0% (Cost $146,032,314)	162,495,451

	Other Assets and Liabilities (net) — 2.0%	3,333,962

	TOTAL NET ASSETS — 100.0%	$165,829,413

As of May 31, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$160,792,003	$12,254,363	$(10,550,915)	$1,703,448

Notes to Schedule of Investments:

ADR - American Depositary Receipt

CPO - Ordinary Participation Certificate (Certificado de Participacion Ordinares), representing a bundle of shares of the multiple series of one issuer that trade together as a unit.

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depository Receipt

NVDR - Non-Voting Depository Receipt

*	Non-income producing security.
(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.
(b)

Represents an investment to equitize cash. iShares® MSCI Emerging Markets Index Fund is a separate investment portfolio of iShares, Inc., a registered investment company. The iShares® MSCI Emerging Markets Index Fund invests in global emerging markets and seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets Index. iShares® is a registered trademark of Barclays Global Investors, N.A. (“BGI”). Neither BGI nor the iShares® Funds make any representations regarding the advisability of investing in the iShares® MSCI Emerging Markets Index Fund.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price, or broker bid (if the private market is more relevant in determining market value than the exchange).  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost.  Shares of investment funds are generally valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different than the value realized upon its sale. For information about the pricing of some specific positions (e.g. swaps) see descriptions below. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE.  As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor using that vendor’s proprietary models.  As of May 31, 2009, 64.76% of the net assets of the Fund were valued using fair value prices based on models used by that third party vendor and are classified as using level 2 inputs in the table below.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund utilized the following fair value techniques on Level 3 investments: The Fund’s securities in Thailand were subject to a premium adjustment upon exceeding foreign ownership limitations.

The following is a summary of the categorization of investments by inputs used as of May 31, 2009 in valuing the Fund’s investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$49,383,901	$—
Level 2 – Other Significant Observable Inputs	107,400,142	—
Level 3 – Significant Unobservable Inputs	5,711,408	—
Total	$162,495,451	$—

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$—

The aggregate absolute value of the Fund’s direct investments in securities using Level 3 inputs was 3.44% of total net assets.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of February 28, 2009	$5,352,748	$—
Realized gain (loss)	(1,199,117)	—
Change in unrealized appreciation/depreciation	2,592,283	—
Net purchases (sales)	(1,034,506)	—
Net transfers in and/or out of Level 3	—	—
Balance as of May 31, 2009	$5,711,408	$—

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amounts of the change in relative values of the two currencies).  The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.  Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses.  Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  These contracts involve market risk in excess of the unrealized gain or loss.  They expose the Fund to the risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts.

Rights and Warrants

A Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of options on securities, as described in Options below. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.

Futures contracts

The Fund may purchase and sell futures contracts.  A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price during a specified future time period.  Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is settled on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid market for the contract, the imposition of price limits or the failure of counterparty to perform under the contract terms.  Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. Because many foreign exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign futures in those markets or on those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor’s proprietary models.

Options

The Fund may purchase put and call options.  A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium for a purchased option.  That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option.  Premiums paid for options that expire are treated as realized losses.  Premiums paid for options that are exercised or closed are deducted from the proceeds of the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

The Fund may write (i.e., sell) call and put options.   Writing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options that expire are treated as realized gains.  Premiums received from writing options that are exercised or closed are deducted from the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the option.  In the event that the Fund writes call or put options without an offsetting exposure (e.g. call options on a security that the Fund does not own), it bears the risk of substantial losses if the price of the underlying asset increases (calls) or decreases (puts) during the term of the option.  Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written.  The Fund values options traded over-the-counter using inputs provided by primary pricing sources and industry models.

Indexed securities

The Fund may invest in indexed securities.  Indexed securities are securities whose values and/or coupons are linked to the prices of a specific instrument, group of instruments or financial statistic.

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps.  A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument.  Some swap contracts are net settled. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral and will typically post or receive additional collateral as market values change.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest payments, one party will receive a payment from or make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities.  Buying credit default protection reduces the buyer’s exposure (or increases negative exposure) in the event of an issuer’s default (e.g., it is intended to reduce risk where a party owns a security issued by or otherwise has exposure to the issuer).  Selling credit default protection subjects the seller to exposure to an issuer’s default or other credit events.  A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event (e.g., issuer default or similar event).  If no credit event occurs, the seller has no payment obligations.  For credit default swap agreements on asset-backed securities, a credit event may be triggered by various events, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security.  For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss.  Payments received or made on swap agreements are recorded as realized gain or loss.  Gains or losses are realized upon termination of the swap agreements, or reset dates as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement.  Such risks include the possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that the collateral the other party posts may be insufficient or not timely received by the Fund.  Specifically, the amount shown as owed to the Fund under a swap agreement is not reduced if there is uncertainty about the counterparty’s willingness or ability to pay.  Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

Investment risks

Investments in securities of issuers in emerging countries present risks that are not presented by many other investments. Many emerging countries are subject to political and/or economic instability.  The securities markets of emerging countries are generally smaller and less developed than the securities markets of the U.S. and developed foreign markets. Further, countries may expropriate, or impose various types of foreign currency regulations or controls that impede the Fund’s ability to repatriate, amounts it receives.   Also, fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s foreign currency holdings and investments denominated in foreign currency.  These factors may result in significant volatility in the values of the Fund’s holdings. The markets in emerging countries are typically less liquid than those of developed markets.  Accordingly, the Fund may not be able to realize in an actual sale amounts approximating the values it has placed on its holdings.

Some non-U.S. markets require foreign investors to obtain a license to invest in such markets. A license to invest in such markets may be subject to various limitations, including maximum investment amounts. Once a license is obtained, a Fund’s ability to continue to invest directly in such markets is subject to the risk that the license will be terminated or suspended. If the license were terminated or suspended, the Fund would be required to seek exposure to the market through the purchase of American Depositary Receipts, Global Depository Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a foreign license by one of GMO’s clients may preclude other clients, including a Fund, from obtaining a similar license, and this could limit the Fund’s investment opportunities. In addition, the activities of other GMO clients could cause the suspension or a revocation of such a license and could thereby limit the Funds’ investment opportunities.

Disclosures about Derivative Instruments and Hedging Activities–Effective March 1, 2009, the Fund adopted FASB Statement of Financial Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). This standard is an amendment to FASB Statement No. 133 (“FASB 133”), which expands the disclosure requirements of FASB 133 regarding an entity’s derivative instruments and hedging activities.

The Fund adopted SFAS 161 on March 1, 2009. As of May 31, 2009, the Fund held no derivative contracts for the purposes of SFAS 161.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2009 (Unaudited)

Par Value		Description	Value ($)

		DEBT OBLIGATIONS — 87.1%

		Albania — 0.0%

		Foreign Government Obligations
USD	1,126,841	Republic of Albania Par Bond, Zero Coupon, due 08/31/25	388,760

		Argentina — 6.9%

		Foreign Government Obligations — 5.7%
USD	9,000,000	Province of Buenos Aires, Reg S, Step Up, 3.00%, due 05/15/35	1,890,000
USD	10,000,000	Republic of Argentina, 8.88%, due 03/01/29(a)	1,450,000
USD	7,211,000	Republic of Argentina, Series BGLO, 8.38%, due 12/20/03(a)	1,045,595
USD	46,000,000	Republic of Argentina, Series F, due 10/15/04(a)(b)	3,864,000
USD	2,587,924	Republic of Argentina Capitalization Bond, Series 2031, 12.00%, due 06/19/31(a)(b)	375,249
EUR	7,411,063	Republic of Argentina Discount Bond, 7.82%, due 12/31/33	3,666,955
USD	23,539,515	Republic of Argentina Discount Bond, 8.28%, due 12/31/33(b)	7,979,896
DEM	3,830,000	Republic of Argentina Discount Bond, Series DM, 6 mo. DEM LIBOR + .81%, 3.00%, due 03/31/23(a)	1,245,764
EUR	214,800,000	Republic of Argentina GDP Linked, 1.99%, due 12/15/35(c)	7,591,565
USD	71,474	Republic of Argentina GDP Linked, 2.28%, due 12/15/35(c)	2,287
ARS	28,000,000	Republic of Argentina GDP Linked, 2.45%, due 12/15/35(b)(c)	241,061
DEM	5,000,000	Republic of Argentina Global Bond, Step Down, 9.00%, due 11/19/08(a)(b)	379,477
USD	31,390,000	Republic of Argentina Global Bond, EMTN, Reg S, 3 mo. LIBOR + 5.75%, 6.92%, due 04/06/49(a)	3,452,900
USD	24,819,166	Republic of Argentina Global Bond, Series 2018, 12.25%, due 06/19/18(a)(b)	3,598,779
EUR	3,500,000	Republic of Argentina Global Bond, Series FEB, Step Down, 8.00%, due 02/26/08(a)	593,754
ARS	28,000,000	Republic of Argentina Global Par Bond, Step Up, 0.63%, due 12/31/38(b)	1,101,326
USD	21,000,000	Republic of Argentina Par Bond, Step Up, 1.33%, due 12/31/38(b)	4,126,500
EUR	284,000,000	Republic of Argentina Par Bond, Step Up, 1.20%, due 12/31/38	77,086,196
USD	1,815,200	Republic of Argentina Pro 4, 2.00%, due 12/28/10(a)	75,253
			119,766,557

		Judgements — 1.2%
USD	3,540,000	Republic of Argentina, 8.88%, due 03/01/29(a)(b)(d)	384,975
USD	43,132,075	Republic of Argentina Capitalization Bond, Series 2031, 12.00%, due 06/19/31(a)(b)(d)	4,690,613
USD	32,000,000	Republic of Argentina Discount Bond, Series L-GL, 6 mo. LIBOR + .81%, 2.57%, due 03/31/23(a)(b)(d)	10,800,000
USD	6,931,000	Republic of Argentina Global Bond, 12.00%, due 02/01/20(a)(b)(d)	727,755
USD	26,545,000	Republic of Argentina Global Bond, 12.13%, due 02/25/19(a)(b)(d)	2,787,225
USD	8,000,000	Republic of Argentina Global Bond, 9.75%, due 09/19/27(a)(b)(d)	870,000
USD	198,230	Republic of Argentina Global Bond, Series 2008, Step Up, 15.50%, due 12/19/49(a)(b)(d)	21,558
USD	3,235,359	Republic of Argentina Global Bond, Series 2018, 12.25%, due 06/19/18(a)(b)(d)	351,845
USD	15,000,000	Republic of Argentina Global Par Bond, Series L-GP, Step Up, 6.00%, due 03/31/23(a)(b)(d)	5,062,500
			25,696,471
		Total Argentina	145,463,028

		Aruba — 1.0%

		Foreign Government Obligations
USD	3,752,000	Government of Aruba, 6.80%, due 04/02/14(b)	3,413,827
USD	5,000,000	Government of Aruba, 6.19%, due 10/30/12(b)	4,216,950
USD	14,000,000	Government of Aruba, Reg S, 6.40%, due 09/06/15	13,409,872
		Total Aruba	21,040,649

		Belize — 0.1%

		Foreign Government Obligations
USD	5,025,000	Government of Belize, Reg S, Step Up, 4.25%, due 02/20/29	1,934,625

		Bosnia & Herzegovina — 0.4%

		Foreign Government Obligations
DEM	22,214,720	Bosnia & Herzegovina, Series A, 6 mo. DEM LIBOR + .81%, 4.15%, due 12/11/17	8,951,826

		Brazil — 4.4%

		Corporate Debt — 0.4%
USD	7,000,000	Petrobras International Finance Co., 7.88%, due 03/15/19	7,630,000

		Foreign Government Obligations — 4.0%
USD	12,000,000	Brazilian Government International Bond, 5.88%, due 01/15/19	12,090,000
USD	7,575,000	Brazilian Government International Exit Bonds, 6.00%, due 09/15/13	7,612,875
USD	103,813	Brazilian Government International Exit Bonds, 6.00%, due 09/15/13	101,218
USD	84,778	Brazilian Government International Exit Bonds, 6.00%, due 09/15/13	82,659
USD	107,999	Brazilian Government International Exit Bonds, 6.00%, due 09/15/13	105,299
USD	12,500,000	Republic of Brazil, 8.00%, due 01/15/18	14,018,750
USD	42,000,000	Republic of Brazil, 8.25%, due 01/20/34	49,455,000
			83,465,801
		Total Brazil	91,095,801

		Colombia — 0.7%

		Foreign Government Obligations
USD	3,800,000	Republic of Colombia, 11.85%, due 03/09/28	4,959,000
USD	8,000,000	Republic of Colombia, 8.70%, due 02/15/16	9,120,000
		Total Colombia	14,079,000

		Congo Republic (Brazzaville) — 1.5%

		Foreign Government Obligations
USD	109,865,600	Republic of Congo, 144A, 3.00%, due 06/30/29	31,037,032
USD	1,425,000	Republic of Congo, Reg S, 3.00%, due 06/30/29	402,562
		Total Congo Republic (Brazzaville)	31,439,594

		Costa Rica — 0.2%

		Foreign Government Obligations
USD	3,710,000	Republic of Costa Rica, Reg S, 10.00%, due 08/01/20	4,489,100

		Dominican Republic — 2.1%

		Asset-Backed Securities — 0.4%
USD	15,251,174	Autopistas Del Nordeste Ltd., Reg S, 9.39%, due 04/15/24	8,464,402

		Foreign Government Obligations — 1.7%
USD	9,000,000	Dominican Republic, Reg S, 8.63%, due 04/20/27	6,570,000
USD	1,102,751	Dominican Republic Bond, 6 mo. LIBOR + .81%, 2.59%, due 08/31/09	1,075,182
USD	98,162	Dominican Republic Bond, Series RG, 6 mo. LIBOR + .81%, 2.63%, due 08/31/09	97,426
USD	42,557,000	Dominican Republic Discount Bond, 6 mo. LIBOR + .81%, 2.13%, due 08/30/24	28,513,190
			36,255,798
		Total Dominican Republic	44,720,200

		Ecuador — 0.2%

		Foreign Government Obligations
USD	13,587,000	Republic of Ecuador, Step Up, 10.00%, due 08/15/30(a)	4,483,710
USD	2,117,315	Republic of Ecuador PDI (Global Bearer Capitalization Bond), PIK, 6 mo. LIBOR + .81%, 2.63%, due 02/27/15(b)	531,023
		Total Ecuador	5,014,733

		Egypt — 0.1%

		Corporate Debt
USD	1,276,089	Petroleum Export, 144A, 5.27%, due 06/15/11	1,174,002

		El Salvador — 1.2%

		Foreign Government Obligations
USD	29,700,000	Republic of El Salvador, Reg S, 7.65%, due 06/15/35	25,170,750

		Gabon — 0.3%

		Foreign Government Obligations
USD	7,000,000	Gabonese Republic, Reg S, 8.20%, due 12/12/17	6,230,000

		Grenada — 0.1%

		Foreign Government Obligations
USD	6,000,000	Republic of Grenada, Reg S, Step Up, 2.50%, due 09/15/25	2,100,000

		Indonesia — 1.2%

		Foreign Government Agency
USD	31,000,000	Majapahit Holding BV, 144A, 7.88%, due 06/29/37	24,645,000

		Iraq — 0.4%

		Foreign Government Obligations
USD	15,000,000	Republic of Iraq, Reg S, 5.80%, due 01/15/28	9,375,000

		Israel — 0.6%

		Foreign Government Agency
USD	13,000,000	Israel Electric Corp. Ltd., 144A, 7.25%, due 01/15/19	12,882,839

		Ivory Coast — 1.8%

		Foreign Government Obligations
FRF	37,500,000	Ivory Coast Discount Bond, Series FRF, Step Up, 4.00%, due 03/31/28(a)	2,990,299
USD	69,850,000	Ivory Coast FLIRB, Step Up, 4.00%, due 03/31/18(a)	17,462,500
FRF	85,905,000	Ivory Coast FLIRB, Series FRF, Step Up, 4.00%, due 03/31/18(a)	4,443,358
FRF	256,889,500	Ivory Coast PDI, Series FRF, Step Up, 2.90%, due 03/30/18(a)	13,287,376
		Total Ivory Coast	38,183,533

		Jamaica — 0.3%

		Foreign Government Agency — 0.2%
USD	2,500,000	Air Jamaica Ltd., Reg S, 8.13%, due 06/14/27	1,550,000
USD	4,178,571	Air Jamaica Ltd., Reg S, 9.38%, due 07/08/15	3,551,786
			5,101,786

		Foreign Government Obligations — 0.1%
USD	2,500,000	Government of Jamaica, 8.00%, due 03/15/39	1,700,000
		Total Jamaica	6,801,786

		Malaysia — 1.2%

		Asset Backed Securities
MYR	45,000,000	Transshipment Megahub Berhad, Series C, 5.45%, due 11/03/09	12,455,121
MYR	50,000,000	Transshipment Megahub Berhad, Series F, 6.70%, due 11/02/12	12,048,515
		Total Malaysia	24,503,636

		Mexico — 6.3%

		Foreign Government Agency — 4.0%
GBP	7,689,000	Pemex Project Funding Master Trust, EMTN, 7.50%, due 12/18/13	12,552,008
EUR	30,000,000	Pemex Project Funding Master Trust, Reg S, 6.38%, due 08/05/16	41,774,815
EUR	26,500,000	Pemex Project Funding Master Trust, Reg S, 5.50%, due 02/24/25	28,003,616
			82,330,439

		Foreign Government Obligations — 2.3%
GBP	29,994,000	United Mexican States, GMTN, 6.75%, due 02/06/24	41,328,607
USD	8,000,000	United Mexican States, 6.05%, due 01/11/40	7,440,000
			48,768,607
		Total Mexico	131,099,046

		Nicaragua — 0.2%

		Foreign Government Obligations
USD	4,926,395	Republic of Nicaragua BPI, Series E, 5.00%, due 02/01/11	4,384,492

		Pakistan — 0.5%

		Foreign Government Obligations
USD	20,000,000	Islamic Republic of Pakistan, Reg S, 7.88%, due 03/31/36	9,800,000

		Peru — 1.4%

		Foreign Government Obligations
USD	12,452,000	Peru Enhanced Pass-Through Finance Ltd., Reg S, Zero Coupon, due 06/02/25	3,860,120
USD	25,000,000	Peru Par Bond, Series 30 Yr., Step Up, 3.00%, due 03/07/27	20,000,000
USD	4,625,077	Peru Trust, Series 97-I-P, Class A3, Zero Coupon, due 12/31/15(b)	3,301,480
USD	1,595,995	Peru Trust II, Series 98-A LB, Zero Coupon, due 02/29/16(b)	1,139,256
USD	1,539,783	Racers, Series 1998 I-P, Zero Coupon, due 03/10/16(b)	1,099,130
		Total Peru	29,399,986

		Philippines — 6.5%

		Foreign Government Agency — 3.3%
USD	55,450,000	National Power Corp., 9.63%, due 05/15/28	53,232,000
USD	6,000,000	National Power Corp., 9.88%, due 03/16/10	5,938,125
USD	8,500,000	National Power Corp., Global Bond, 8.40%, due 12/15/16	9,095,000
			68,265,125

		Foreign Government Obligations — 3.2%
USD	35,651,000	Central Bank of Philippines, Series A, 8.60%, due 06/15/27	38,365,824
USD	9,000,000	Philippine Government International Bond, 8.38%, due 06/17/19	10,417,500
EUR	8,000,000	Republic of Philippines, 9.13%, due 02/22/10	11,810,745
USD	6,843,000	Republic of Philippines, 8.38%, due 02/15/11	7,450,658
			68,044,727
		Total Philippines	136,309,852

		Russia — 10.2%

		Corporate Debt — 8.6%
EUR	40,000,000	Gaz Capital (Gazprom), EMTN, 5.36%, due 10/31/14	47,570,982
EUR	33,000,000	Gaz Capital (Gazprom), EMTN, Reg S, 5.88%, due 06/01/15	39,246,060
EUR	21,000,000	Gaz Capital (Gazprom), Reg S, 5.44%, due 11/02/17	22,488,422
USD	12,767,949	Gazprom International SA, Reg S, 7.20%, due 02/01/20	11,969,952
USD	21,977,973	Gazstream SA, Reg S, 5.63%, due 07/22/13	21,153,799
USD	8,000,000	Sberbank Capital SA, EMTN, 6.48%, due 05/15/13	7,568,800
USD	14,900,000	Transcapital Ltd. (Transneft), 144A, 8.70%, due 08/07/18	14,304,000
USD	19,000,000	VTB Capital SA, Reg S, 6.25%, due 06/30/35	15,152,500
			179,454,515

		Foreign Government Agency — 1.6%
USD	2,300,000	RSHB Capital SA, 144A, 7.75%, due 05/29/18	2,070,000
USD	36,500,000	RSHB Capital SA, 144A, 6.30%, due 05/15/17	31,262,250
			33,332,250
		Total Russia	212,786,765

		Serbia — 0.6%

		Foreign Government Obligations
USD	14,966,026	Republic of Serbia, Reg S, Step Up, 3.75%, due 11/01/24	12,721,122

		South Africa — 0.4%

		Foreign Government Agency — 0.1%
ZAR	163,000,000	Eskom Holdings Ltd., 0.00%, due 12/31/32	1,867,452

		Foreign Government Obligations — 0.3%
USD	2,000,000	Republic of South Africa, 5.88%, due 05/30/22	1,810,000
USD	4,000,000	Republic of South Africa, 6.88%, due 05/27/19	4,030,000
			5,840,000
		Total South Africa	7,707,452

		South Korea — 0.9%

		Foreign Government Agency — 0.2%
USD	4,000,000	Korea Southern Power Co., Reg S, 5.38%, due 04/18/13	3,910,000

		Foreign Government Obligations — 0.7%
USD	15,000,000	Republic of Korea, 5.75%, due 04/16/14	15,291,000
		Total South Korea	19,201,000

		Sri Lanka — 0.8%

		Foreign Government Obligations
USD	19,000,000	Republic of Sri Lanka, 144A, 8.25%, due 10/24/12	17,100,000

		Tunisia — 0.2%

		Foreign Government Agency
JPY	360,000,000	Banque Centrale De Tunisie, Series 6BR, 4.35%, due 08/15/17	3,323,539

		Turkey — 0.4%

		Foreign Government Obligations
USD	9,000,000	Republic of Turkey, 7.50%, due 07/14/17	9,292,500

		Ukraine — 4.1%

		Foreign Government Agency — 0.7%
USD	9,000,000	Credit Suisse First Boston, the EXIM of Ukraine, 6.80%, due 10/04/12	5,580,000
USD	10,000,000	Dresdner Kleinwort Wasserstein for CJSC, the EXIM of Ukraine, 7.75%, due 09/23/09	9,300,000
			14,880,000

		Foreign Government Obligations — 3.4%
USD	18,000,000	City of Kyiv, Reg S, 8.25%, due 11/26/12	10,350,000
CHF	70,000,000	Ukraine Government, 3.50%, due 09/15/18	60,966,473
			71,316,473
		Total Ukraine	86,196,473

		United States — 20.2%

		Asset-Backed Securities — 9.2%
USD	4,000,000	Aircraft Finance Trust, Series 99-1A, Class A1, 144A, 1 mo. LIBOR + .48%, 0.82%, due 05/15/24	920,000
USD	51,040,000	Capital One Auto Finance Trust, Series 06-C, Class A4, FGIC, 1 mo. LIBOR + .03%, 0.37%, due 05/15/13	45,807,379
USD	20,832,680	Capital One Auto Finance Trust, Series 07-C, Class A3B, FGIC, 1 mo. LIBOR + .51%, 0.85%, due 04/16/12	20,627,478
USD	45,000,000	Chase Issuance Trust, Series 06-A5, Class A, 1 mo. LIBOR + .02%, 0.36%, due 11/15/13	43,688,074
USD	216,364	Chevy Chase Mortgage Funding Corp., Series 03-4A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .34%, 0.65%, due 10/25/34	108,182
USD	1,070,431	CHYPS CBO Ltd., Series 97-1A, Class A2A, 144A, 6.72%, due 01/15/10(b)	1,071
USD	25,000,000	Citibank Credit Card Issuance Trust, Series 06-A8, Class A8, 3mo. LIBOR + .04%, 1.17%, due 12/17/18	20,086,850
USD	1,603,910	CNL Commercial Mortgage Loan Trust, Series 03-2A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .44%, 0.75%, due 10/25/30	368,899
USD	24,627,388	Countrywide Home Equity Loan Trust, Series 05-F, Class 2A, AMBAC, 1 mo. LIBOR + .24%, 0.58%, due 12/15/35	8,619,586
USD	18,955,784	Countrywide Home Equity Loan Trust, Series 05-H, Class 2A, FGIC, 1 mo. LIBOR + .24%, 0.58%, due 12/15/35	6,634,524
USD	13,249,425	Countrywide Home Equity Loan Trust, Series 06-D, Class 2A, XL, 1 mo. LIBOR + .20%, 0.54%, due 05/15/36	4,637,299
USD	5,560,778	First Franklin Mortgage Loan Asset Backed Certificates, Series 05-FF10, Class A6M, 1 mo. LIBOR + .35%, 0.66%, due 11/25/35	1,124,389
USD	18,521,032	Greenpoint Morgage Funding Trust, Series 07-HE1, Class A1, XL, 1 mo. LIBOR + .15%, 0.50%, due 12/13/32	2,022,221
USD	5,136,502	GSAMP Trust, Series 05-HE6, Class A2B, 1 mo. LIBOR + .19%, 0.50%, due 11/25/35	4,076,869
USD	9,250,000	Home Equity Asset Trust, Series 07-1, Class 2A4, 1 mo. LIBOR + .23%, 0.54%, due 05/25/37	647,500
USD	10,000,000	IXIS Real Estate Capital Trust, Series 06-HE2, Class A3, 1 mo. LIBOR + .16%, 0.47%, due 08/25/36	3,200,000
USD	13,000,000	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, 1 mo. LIBOR + .16%, 0.47%, due 10/25/36	3,315,000
USD	12,827,752	Morgan Stanley ABS Capital I, Series 06-NC3, Class A2C, 1 mo. LIBOR + .17%, 0.48%, due 03/25/36	5,131,101
USD	10,000,000	Morgan Stanley ACES SPC, Series 04-15, Class I, 144A, 3 mo. LIBOR + .45%, 1.74%, due 12/20/09	9,075,000
USD	15,000,000	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, 1 mo. LIBOR + .15%, 0.46%, due 11/25/36	3,675,000
USD	15,200,000	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A4, 1 mo. LIBOR + .22%, 0.53%, due 11/25/36	3,724,000
USD	12,868,000	Option One Mortgage Loan Turst, Series 06-3, Class 2A4, 1 mo. LIBOR + .22%, 0.53%, due 02/25/37	3,313,510
USD	8,000,000	Wamu Asset-Backed Certificates, Series 07-HE2, Class 2A4, 1 mo. LIBOR + .36%, 0.67%, due 04/25/37	1,840,000
			192,643,932

		U.S. Government — 11.0%
USD	50,000,000	U.S. Treasury Bond, 5.25%, due 02/15/29(e)	55,976,550
USD	74,660,215	U.S. Treasury Inflation Indexed Bond, 0.88%, due 04/15/10(c)(e)	74,590,184
USD	100,000,000	U.S. Treasury Principal Strip Bond, due 11/15/21	57,406,200
USD	30,000,000	U.S. Treasury Strip Coupon Bond, due 05/15/23	15,831,660
USD	50,000,000	U.S. Treasury Strip Coupon Bond, due 11/15/23	25,719,550
			229,524,144
		Total United States	422,168,076

		Uruguay — 4.4%

		Foreign Government Obligations
USD	51,851,571	Republic of Uruguay, 7.63%, due 03/21/36	51,073,797
EUR	2,000,000	Republic of Uruguay, 7.00%, due 06/28/19	2,686,029
USD	14,533,294	Republic of Uruguay, PIK, 7.88%, due 01/15/33	14,547,827
EUR	10,000,000	Republica Oriental de Uruguay, 6.88%, due 01/19/16	13,147,404
JPY	1,153,600,000	Republica Oriental de Uruguay, Series 3BR, Step Up, 2.50%, due 03/14/11(b)	11,653,296
		Total Uruguay	93,108,353

		Venezuela — 4.5%

		Foreign Government Agency — 0.3%
USD	16,000,000	Petroleos de Venezuela, 5.38%, due 04/12/27	5,920,000

		Foreign Government Obligations — 4.2%
EUR	7,400,000	Republic of Venezuela, 11.13%, due 07/25/11	10,278,301
EUR	10,000,000	Republic of Venezuela, 7.00%, due 03/16/15	8,764,936
USD	69,500,000	Republic of Venezuela, Reg S, 9.00%, due 05/07/23	40,136,250
USD	22,000,000	Republic of Venezuela, Reg S, 9.25%, due 05/07/28	12,595,000
USD	4,000,000	Venezuela Government International Bond, 7.65%, due 04/21/25	2,030,000
USD	30,000,000	Venezuela Government International Bond, Reg S, 6.00%, due 12/09/20	13,950,000
			87,754,487
		Total Venezuela	93,674,487

		Vietnam — 0.8%

		Foreign Government Obligations
USD	19,750,000	Socialist Republic of Vietnam, Series 30 Yr., Step Up, 4.00%, due 03/12/28	13,035,000
USD	4,000,000	Socialist Republic of Vietnam, Series 30 Yr., 6 mo. LIBOR + .81%, 2.81%, due 03/13/28	2,960,000
		Total Vietnam	15,995,000
		TOTAL DEBT OBLIGATIONS (COST $2,354,323,539)	1,823,952,005

		LOAN ASSIGNMENTS — 1.6%

		Dominican Republic — 0.1%
USD	5,200,000	Dominican Republic, 6 mo. LIBOR + 1.75%, 2.99%, due 08/15/15	3,177,200
		Total Dominican Republic	3,177,200

		Indonesia — 0.8%
JPY	92,880,003	Republic of Indonesia Loan Agreement, 6 mo. JPY LIBOR + .88%, 0.95%, due 03/28/13	731,108
USD	1,892,000	Republic of Indonesia Loan Agreement, 6 mo. LIBOR +.88%, 3.04%, due 03/29/13	1,419,000
USD	3,718,408	Republic of Indonesia Loan Agreement, dated June 14, 1995, 6 mo. LIBOR + .88%, 2.25%, due 12/14/19	2,231,045
USD	3,718,408	Republic of Indonesia Loan Agreement, dated June 14, 1995, 6 mo. LIBOR + .88%, 2.25%, due 12/14/19	2,231,045
USD	4,959,460	Republic of Indonesia Loan Agreement, dated June 14, 1995, 6 mo. LIBOR + .88%, 2.25%, due 12/14/19	2,975,676

USD	2,644,865	Republic of Indonesia Loan Agreement, dated September 29, 1994, 7.24%, due 12/01/19	2,062,995
USD	2,703,464	Republic of Indonesia Loan Agreement, dated September 29, 1994, 6 mo. LIBOR + .75%, 2.13%, due 12/01/19	2,108,702
EUR	2,383,133	Republic of Indonesia, Indonesia Paris Club Debt(f)	2,518,352
		Total Indonesia	16,277,923

		Russia — 0.3%
USD	80,572	Russia Foreign Trade Obligations (b)(f)	93,712
USD	265,723	Russia Foreign Trade Obligations (b)(f)	314,125
GBP	14,162	Russia Foreign Trade Obligations (b)(f)	32,460
USD	3,955,201	Russia Foreign Trade Obligations (b)(f)	4,760,992
DEM	45,916	Russia Foreign Trade Obligations (b)(f)	29,108
FIM	1,740,000	Russia Foreign Trade Obligations (b)(f)	383,333
		Total Russia	5,613,730

		Vietnam — 0.4%
USD	16,000,000	Vietnam Shipbuilding Industry Group Loan Agreement, 6 mo. LIBOR + 1.50%, 1.40%, due 06/26/15(b)	8,232,910
		TOTAL LOAN ASSIGNMENTS (COST $41,192,469)	33,301,763

		LOAN PARTICIPATIONS — 5.7%

		Egypt — 0.2%
CHF	5,133,825	Paris Club Loan Agreement (Participation with Standard Chartered Bank), due 01/03/24(f)	4,023,628

		Indonesia — 1.5%
USD	459,579	Republic of Indonesia Loan Agreement (Participation with Citibank), 3 mo. LIBOR +.88%, 2.25%, due 12/14/19	275,747
USD	459,579	Republic of Indonesia Loan Agreement (Participation with Citibank), 3 mo. LIBOR +.88%, 2.25%, due 12/14/19	275,747
USD	612,967	Republic of Indonesia Loan Agreement (Participation with Citibank), 3 mo. LIBOR +.88%, 2.25%, due 12/14/19	367,780
USD	19,111,585	Republic of Indonesia Loan Agreement (Participation with Deutsche Bank), 3 mo. LIBOR + 1.25%, 2.19%, due 02/12/13	15,671,500
JPY	549,107,990	Republic of Indonesia Loan Agreement (Participation with Deutsche Bank), 6 mo. LIBOR +.88%, 1.43%, due 03/29/13	4,322,324
USD	12,059,515	Republic of Indonesia Loan Agreement (Participation with Deutsche Bank), 6 mo. LIBOR +.88%, 2.67%, due 09/29/19	9,406,422
		Total Indonesia	30,319,520

		Iraq — 1.7%
JPY	623,896,217	Republic of Iraq Paris Club Loan, T Chatani (Participation with Deutsche Bank), due 01/01/28	3,941,259
USD	3,402,097	Republic of Iraq Paris Club Loan Agreement (Participation with Credit Suisse), due 01/01/28	1,160,795
JPY	4,774,834,231	Republic of Iraq Paris Club Loan Agreement (Participation with Deutsche Bank), due 01/01/28	30,669,590
		Total Iraq	35,771,644

		Russia — 1.3%
USD	5,599,139	Russian Foreign Trade Obligations (Participation with GML International Ltd.) (b)(f)	7,137,863
EUR	57,042,402	Russian Foreign Trade Obligations (Participation with GML International Ltd.) (b)(f)	20,702,620
		Total Russia	27,840,483

		Vietnam — 1.0%
JPY	2,624,491,074	Socialist Republic of Vietnam Loan Agreement (Participation with Deutsche Bank), 6 mo. JPY LIBOR + .60%, 1.40%, due 09/01/17	21,209,678
		TOTAL LOAN PARTICIPATIONS (COST $109,824,959)	119,164,953

		PROMISSORY NOTES — 0.2%

		Dominican Republic — 0.1%
USD	817,249	Dominican Republic Promissory Notes, 0.00%, due 09/15/10	612,937
USD	1,089,012	Dominican Republic Promissory Notes, 0.00%, due 09/15/09	1,026,394
USD	817,249	Dominican Republic Promissory Notes, 0.00%, due 09/15/11	457,659
		Total Dominican Republic	2,096,990

		Ghana — 0.0%
USD	3,312,500	Republic of Ghana Promissory Notes, 0.00%, due 08/09/10(a)(g)	331,250

		Nigeria — 0.1%
USD	33,450,000	Central Bank of Nigeria Promissory Notes, Series RC, 5.09%, due 01/05/10	1,505,250
		TOTAL PROMISSORY NOTES (COST $19,350,645)	3,933,490

Principal Amount		Description	Value ($)

		OPTIONS PURCHASED — 0.2%

		Options on Interest Rates — 0.1%
TWD	1,849,200,000	TWD Interest Rate Cap Call Option, Expires 03/16/10, Strike 2.19%	625
TWD	1,849,200,000	TWD Interest Rate Floor Call Option, Expires 03/16/10, Strike 2.19%	860,541
		Total Options on Interest Rates	861,166

		Options on Interest Rate Swaps — 0.1%
KRW	50,000,000,000	KRW Swaption Call, Expires 03/21/11, Strike 5.64%	2,653,215
KRW	50,000,000,000	KRW Swaption Put, Expires 03/21/11, Strike 5.64%	273,643
		Total Options on Interest Rate Swaps	2,926,858
		TOTAL OPTIONS PURCHASED (COST $4,251,983)	3,788,024

Shares		Description	Value ($)

		MUTUAL FUNDS — 4.9%

		United States — 4.9%

		Affiliated Issuers
3,976,082		GMO Short-Duration Collateral Fund	63,855,876
21,409		GMO Special Purpose Holding Fund(b)(h)	15,629
472,332		GMO U.S. Treasury Fund	11,817,753
1,515,449		GMO World Opportunity Overlay Fund	28,005,492
		Total United States	103,694,750
		TOTAL MUTUAL FUNDS (COST $135,023,037)	103,694,750

		RIGHTS AND WARRANTS — 0.4%

		Nigeria — 0.1%
25,000		Central Bank of Nigeria Warrants, Expires 11/15/20*	2,625,000

		Uruguay — 0.0%
4,000,000		Banco Central Del Uruguay Value Recovery Rights, VRRB, Expires 01/02/21(b)*	—

		Venezuela — 0.3%
205,145		Republic of Venezuela Oil Warrants, Expires 04/15/20	3,469,002

214,770	Republic of Venezuela Oil Warrants, Expires 04/15/20(b)(i)*	1,815,880
6,660	Republic of Venezuela Oil Warrants, Expires 04/15/20	112,621
	Total Venezuela	5,397,503
	TOTAL RIGHTS AND WARRANTS (COST $0)	8,022,503

Shares	Description	Value ($)

	SHORT-TERM INVESTMENTS — 2.7%

	Money Market Funds — 2.7%
44,059,190	State Street Institutional Liquid Reserves Fund-Institutional Class	44,059,190
12,984,022	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	12,984,022
	TOTAL SHORT-TERM INVESTMENTS (COST $57,043,212)	57,043,212

	TOTAL INVESTMENTS — 102.8% (Cost $2,721,009,844)	2,152,900,700

	Other Assets and Liabilities (net) — (2.8%)	(57,867,948)

	TOTAL NET ASSETS — 100.0%	$2,095,032,752

As of May 31, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$2,741,165,967	$78,146,444	$(666,411,711)	$(588,265,267)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2009 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income		Distributions of Realized Gains	Value, end of period
GMO Short-Duration Collateral Fund	$67,991,002	$—	$—	$8,562,924	♦	$—	$63,855,876
GMO Special Purpose Holding Fund	15,629	—	—	—		—	15,629
GMO U.S. Treasury Fund	—	11,808,312	—	8,312		—	11,817,753
GMO World Opportunity Overlay Fund	27,808,483	—	—	—	☐	—	28,005,492
Totals	$95,815,114	$11,808,312	$—	$8,571,236		$—	$103,694,750

♦ A significant portion of the dividend is expected to be a return of capital for tax purposes.  Please note that in January 2010, Form 1099-DIV is anticipated to be sent to applicable shareholders that will state the actual tax characterization of all distributions paid in 2009.

☐ The Fund received return of capital distributions in the amount of $1,689,994.

A summary of outstanding financial instruments at May 31, 2009 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys†
6/23/09	CHF	10,000,000	$9,367,155	$418,468
Sales#
6/23/09	CHF	59,800,000	$56,015,587	$(4,419,383)
6/30/09	EUR	258,000,000	364,659,773	(19,197,773)
6/09/09	GBP	20,000,000	32,325,255	(2,863,854)
7/07/09	JPY	6,000,000,000	62,998,151	(236,645)
			$515,998,766	$(26,717,655)

†	Fund buys foreign currency; sells USD.
#	Fund sells foreign currency; buys USD.

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Sales
2,200	Federal Funds 30 day	June 2009	$915,044,031	$(4,796)

Reverse Repurchase Agreements

Face Value		Description	Market Value
USD	1,968,931	JP Morgan Chase Bank, 0.50%, dated 02/26/09, to be repurchased on demand at face value plus accrued interest.	(1,968,931)

Average balance outstanding	$(1,968,931)
Average interest rate	2.92%
Maximum balance outstanding	$(1,968,931)
Average shares outstanding	310,636,211
Average balance per share outstanding	$(0.01)
Days outstanding	92

Average balance outstanding was calculated based on daily balances outstanding during the period that the Fund has entered into reverse repurchase agreements.

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)^	Annual Premium	Implied Credit Spread (1)	Deliverable on Default	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Market Value
6,789,768	USD	6/6/2009	Deutsche Bank AG	Receive	1.85%	20.34%	Deutsche Bank Loan to Ukrnafta	6,789,768	USD	$32,218
7,000,000	USD	8/5/2009	Deutsche Bank AG	Receive	4.85%	21.35%	Government of Ukraine	7,000,000	USD	(105,131)
10,000,000	USD	9/20/2009	JP Morgan Chase Bank	(Pay)	0.97%	3.01%	Gazprom OAO	N/A		45,407
70,000,000	CHF	9/20/2009	Morgan Stanley	(Pay)	0.78%	36.50%	Government of Ukraine	N/A		6,738,386
849,572,575	RUB	11/5/2009	Deutsche Bank AG	Receive	1.45%	4.21%	Russia Post Office	849,572,575	RUB	(288,680)
10,000,000	USD	11/20/2009	JP Morgan Chase Bank	(Pay)	0.90%	0.89%	United Mexican States	N/A		(2,796)
10,000,000	USD	11/20/2009	JP Morgan Chase Bank	(Pay)	0.88%	0.89%	United Mexican States	N/A		(1,779)
7,000,000	USD	2/5/2010	Deutsche Bank AG	Receive	4.85%	22.09%	Government of Ukraine	7,000,000	USD	(645,798)
3,000,000	USD	3/29/2010	JP Morgan Chase Bank	Receive	4.70%	1.85%	Arab Republic of Egypt	3,000,000	USD	94,687

85,000,000	USD	6/20/2010	Deutsche Bank AG	(Pay)	2.10%	N/A	Reference security within CDX Index	N/A		(774,917)
150,000,000	USD	6/20/2010	Deutsche Bank AG	(Pay)	1.47%	0.96%	Republic of Brazil	N/A		(1,773,575)
12,000,000	USD	6/20/2010	JP Morgan Chase Bank	(Pay)	3.87%	24.68%	Republic of Argentina	N/A		2,119,858
12,000,000	USD	6/20/2010	JP Morgan Chase Bank	(Pay)	4.00%	24.68%	Republic of Argentina	N/A		2,098,495
10,000,000	USD	7/20/2010	Deutsche Bank AG	(Pay)	3.77%	25.01%	Republic of Argentina	N/A		1,966,017
6,000,000	USD	7/20/2010	Deutsche Bank AG	(Pay)	3.80%	25.01%	Republic of Argentina	N/A		1,177,185
140,000,000	USD	7/20/2010	UBS AG	(Pay)	0.89%	2.03%	Republic of Turkey	N/A		1,375,290
5,000,000	USD	7/23/2010	Deutsche Bank AG	Receive	4.56%	21.63%	Government of Ukraine	5,000,000	USD	(743,670)
7,000,000	USD	8/5/2010	Deutsche Bank AG	Receive	4.90%	21.52%	Government of Ukraine	7,000,000	USD	(1,043,431)
3,000,000	USD	8/25/2010	Deutsche Bank AG	Receive	6.47%	50.8%	Deutsche Bank Loan to Ukrtelekom	3,000,000	USD	(1,375,224)
35,000,000	USD	9/20/2010	JP Morgan Chase Bank	(Pay)	0.70%	1.91%	Republic of Philippines	N/A		504,802
50,000,000	USD	9/20/2010	JP Morgan Chase Bank	(Pay)	0.97%	4.53%	Gazprom OAO	N/A		2,171,885
20,000,000	USD	10/18/2010	JP Morgan Chase Bank	Receive	2.00%	6.5%	VTB Leasing	20,000,000	USD	(1,103,188)
20,000,000	USD	10/20/2010	Goldman Sachs	(Pay)	2.74%	1.74%	Petroleos Mexicanos	N/A		(336,087)
5,000,000	USD	10/25/2010	Deutsche Bank AG	Receive	4.60%	21.06%	Government of Ukraine	5,000,000	USD	(914,116)
5,000,000	USD	12/20/2010	JP Morgan Chase Bank	(Pay)	3.43%	26.87%	Republic of Argentina	N/A		1,396,540
10,000,000	USD	12/20/2010	JP Morgan Chase Bank	(Pay)	3.57%	26.87%	Republic of Argentina	N/A		2,769,316
5,000,000	USD	1/25/2011	Deutsche Bank AG	Receive	4.63%	20.82%	Government of Ukraine	5,000,000	USD	(966,312)
7,000,000	USD	2/7/2011	Deutsche Bank AG	Receive	4.95%	20.81%	Government of Ukraine	7,000,000	USD	(1,351,769)
3,000,000	USD	2/25/2011	Deutsche Bank AG	Receive	6.57%	48.59%	Deutsche Bank Loan to Ukrtelekom	3,000,000	USD	(1,604,391)
8,000,000	USD	3/20/2011	Citigroup	(Pay)	3.70%	7.76%	Republic of Iraq	N/A		466,916
8,000,000	USD	3/20/2011	UBS AG	(Pay)	3.55%	7.81%	Republic of Iraq	N/A		494,026
5,000,000	USD	4/26/2011	Deutsche Bank AG	Receive	4.66%	20.8%	Government of Ukraine	5,000,000	USD	(1,135,882)
10,000,000	USD	6/20/2011	Deutsche Bank AG	(Pay)	1.89%	14.74%	Islamic Republic of Pakistan	N/A		2,037,364

34,000,000	USD	6/20/2011	Deutsche Bank AG	(Pay)	1.35%	N/A	Reference security within CDX Index	N/A		2,093,550
6,000,000	USD	6/20/2011	JP Morgan Chase Bank	Receive	3.75%	15.96%	Republic of Georgia	6,000,000	USD	(1,140,780)
11,000,000	USD	6/20/2011	JP Morgan Chase Bank	(Pay)	1.35%	N/A	Reference security within CDX Index	N/A		677,325
9,000,000	USD	7/17/2011	UBS AG	Receive	5.05%	20.87%	Government of Ukraine	9,000,000	USD	(2,045,523)
5,000,000	USD	7/25/2011	Deutsche Bank AG	Receive	4.68%	20.88%	Government of Ukraine	5,000,000	USD	(1,185,269)
7,000,000	USD	8/5/2011	Deutsche Bank AG	Receive	5.00%	20.89%	Government of Ukraine	7,000,000	USD	(1,644,714)
620,000,000	MXN	8/20/2011	Deutsche Bank AG	Receive	0.40%	1.01%	United Mexican States	620,000,000	MXN	(543,684)
20,000,000	USD	8/20/2011	Deutsche Bank AG	(Pay)	0.57%	1.73%	United Mexican States	N/A		473,422
3,000,000	USD	8/25/2011	Deutsche Bank AG	Receive	6.67%	48.43%	Deutsche Bank Loan to Ukrtelekom	3,000,000	USD	(1,735,976)
45,000,000	USD	10/20/2011	Goldman Sachs	(Pay)	12.35%	28.31%	Republic of Argentina	N/A		11,046,859
7,000,000	USD	10/20/2011	JP Morgan Chase Bank	(Pay)	2.75%	28.31%	Republic of Argentina	N/A		2,953,849
5,000,000	USD	10/25/2011	Deutsche Bank AG	Receive	4.70%	21.05%	Government of Ukraine	5,000,000	USD	(1,354,467)
19,000,000	USD	10/30/2011	Deutsche Bank AG	Receive	4.00%	37.77%	Naftofaz Ukraine	19,000,000	USD	(9,175,929)
8,000,000	USD	11/20/2011	JP Morgan Chase Bank	(Pay)	2.16%	28.22%	Republic of Argentina	N/A		3,533,984
7,500,080	USD	12/20/2011	Deutsche Bank AG	Receive	1.60%	2.32%	Stemcor UK Ltd.	7,500,080	USD	62,559
65,000,000	USD	12/20/2011	JP Morgan Chase Bank	(Pay)	1.40%	N/A	Reference security within CDX Index	N/A		4,826,611
5,000,000	USD	12/20/2011	JP Morgan Chase Bank	(Pay)	0.66%	2.05%	Petroleos Mexicanos	N/A		157,565
4,100,000,000	KZT	1/20/2012	Deutsche Bank AG	Receive	0.32%	3.97%	Republic of Kazakhstan	4,100,000,000	KZT	(2,122,138)
8,500,000	EUR	1/20/2012	Duetsche Bank AG	(Pay)	0.42%	5.27%	Republic of Kazakhstan	N/A		1,356,148
25,000,000	USD	2/20/2012	JP Morgan Chase Bank	(Pay)	0.96%	1.37%	Republic of Brazil	N/A		205,604
3,000,000	USD	2/25/2012	Deutsche Bank AG	Receive	6.75%	50.37%	Deutsche Bank Loan to Ukrtelekom	3,000,000	USD	(1,803,864)

19,000,000	USD	5/5/2012	Deutsche Bank AG	Receive	4.00%	37.90%	Naftofaz Ukraine	19,000,000	USD	(9,740,072)
50,000,000	USD	6/20/2012	Morgan Stanley	(Pay)	1.25%	N/A	Reference security within CDX Index	N/A		4,255,694
5,000,000	USD	7/30/2012	JP Morgan Chase Bank	Receive	3.05%	0.99%	Republic of Chile	5,000,000	USD	367,622
5,000,000	USD	8/20/2012	JP Morgan Chase Bank	Receive	3.50%	8.91%	Republic of Jamaica	5,000,000	USD	(664,083)
3,000,000	USD	8/25/2012	Deutsche Bank AG	Receive	6.82%	54.79%	Deutsche Bank Loan to Ukrtelekom	3,000,000	USD	(1,846,416)
2,000,000	USD	9/20/2012	Goldman Sachs	(Pay)	9.20%	27.42%	Republic of Argentina	N/A		689,663
85,000,000	PEN	9/20/2012	JP Morgan Chase Bank	Receive	0.92%	1.3%	Republic of Peru	85,000,000	PEN	(279,876)
15,000,000	USD	9/20/2012	JP Morgan Chase Bank	(Pay)	1.15%	1.67%	Republic of Peru	N/A		210,497
10,000,000	USD	9/20/2012	JP Morgan Chase Bank	(Pay)	1.25%	4.67%	Gazprom OAO	N/A		987,062
10,000,000	USD	10/4/2012	JP Morgan Chase Bank	Receive	2.95%	1.05%	Republic of Chile	10,000,000	USD	661,738
15,000,000	USD	10/20/2012	JP Morgan Chase Bank	Receive	0.80%	1.54%	Republic of Brazil	15,000,000	USD	(347,015)
20,000,000	USD	10/20/2012	JP Morgan Chase Bank	Receive	0.80%	1.54%	Republic of Brazil	20,000,000	USD	(462,687)
4,000,000	USD	10/20/2012	UBS AG	(Pay)	3.90%	15.6%	Petroleos de Venezuela	N/A		1,029,712
4,000,000	USD	10/20/2012	UBS AG	(Pay)	4.13%	15.6%	Petroleos de Venezuela	N/A		1,008,148
5,000,000	USD	11/5/2012	Deutsche Bank AG	Receive	6.50%	9.4%	Republic of Jamaica	5,000,000	USD	(358,738)
50,000,000	USD	12/20/2012	JP Morgan Chase Bank	(Pay)	1.75%	N/A	Reference security within CDX Index	N/A		3,975,972
204,179,760	USD	12/20/2012	Morgan Stanley	Receive	0.71%	0.44%	Reference security within CDX Index	204,179,760	USD	2,223,445
42,000,000	USD	12/20/2012	Morgan Stanley	(Pay)	1.20%	0.94%	Reference security within CDX Index	N/A		(476,462)
20,000,000	USD	3/20/2013	Deutsche Bank AG	(Pay)	1.48%	1.99%	United Mexican States	N/A		296,343
22,000,000	USD	6/20/2013	Deutsche Bank AG	(Pay)	5.79%	26.47%	Republic of Argentina	N/A		9,459,569
14,000,000	USD	6/20/2013	JP Morgan Chase Bank	Receive	3.72%	4.2%	Russia AG Bank	14,000,000	USD	(10,489)
214,805,266	RUB	6/21/2013	Deutsche Bank AG	Receive	2.35%	13.88%	VTB Leasing	214,805,266	RUB	(498,058)

24,331,468	USD	6/24/2013	JP Morgan Chase Bank	Receive	1.37%	8.52%	VTB Leasing	24,331,468	USD	(3,062,789)
277,250,000	PEN	8/20/2013	JP Morgan Chase Bank	Receive	0.96%	1.45%	Republic of Peru	277,250,000	PEN	(1,445,655)
50,000,000	USD	8/20/2013	JP Morgan Chase Bank	(Pay)	1.20%	1.95%	Republic of Peru	N/A		1,300,930
130,000,000	USD	10/20/2013	Deutsche Bank AG	Receive	3.30%	1.78%	Republic of Brazil	130,000,000	USD	8,543,286
80,000,000	USD	10/20/2013	Deutsche Bank AG	Receive	4.05%	1.78%	Republic of Brazil	80,000,000	USD	7,774,751
13,050,000,000	JPY	10/20/2013	Deutsche Bank AG	(Pay)	3.20%	1.82%	Republic of Brazil	N/A		(8,490,866)
7,830,000,000	JPY	10/20/2013	Deutsche Bank AG	(Pay)	3.95%	1.82%	Republic of Brazil	N/A		(7,554,654)
10,000,000	USD	12/24/2013	JP Morgan Chase Bank	Receive	3.80%	2.68%	Republic of Turkey	10,000,000	USD	627,093
14,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	2.80%	1.47%	Hellenic Republic of Greece	N/A		(888,679)
14,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.68%	1.05%	Republic of Italy	N/A		(438,336)
14,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.45%	0.85%	United Kingdom Government	N/A		(419,142)
14,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.85%	1.05%	Republic of Italy	N/A		(548,928)
28,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.70%	1.05%	Republic of Italy	N/A		(902,693)
39,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	2.39%	1.47%	Hellenic Republic of Greece	N/A		(1,744,229)
39,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.49%	0.99%	Republic of Austria	N/A		(976,642)
39,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.28%	0.85%	United Kingdom Government	N/A		(857,169)
10,000,000	USD	5/14/2014	Deutsche Bank AG	Receive	6.64%	2.71%	Republic of Turkey	10,000,000	USD	1,763,250
5,000,000	USD	5/19/2014	Deutsche Bank AG	Receive	6.42%	2.71%	Republic of Turkey	5,000,000	USD	829,881
10,000,000	USD	6/16/2014	Deutsche Bank AG	Receive	6.22%	2.71%	Republic of Turkey	10,000,000	USD	1,854,956
2,000,000	USD	8/24/2014	Deutsche Bank AG	(Pay)	4.25%	3.89%	Lebanese Republic	N/A		(52,801)
765,000,000	USD	3/20/2015	Deutsche Bank AG	Receive	3.80%	14.65%	Bolivarian Republic of Venezuela	765,000,000	USD	(275,810,647)
575,500,000	EUR	3/20/2015	Deutsche Bank AG	(Pay)	3.72%	14.53%	Venezuela Eurobond	N/A		291,929,189
412,500,000	USD	4/20/2015	Deutsche Bank AG	Receive	4.40%	14.63%	Bolivarian Republic of Venezuela	412,500,000	USD	(142,114,809)
300,000,000	EUR	4/20/2015	Deutsche Bank AG	(Pay)	4.32%	14.51%	Bolivarian Republic of Venezuela	N/A		145,376,382

56,950,000,000	COP	11/20/2015	Citigroup	Receive	1.81%	1.61%	Republic of Colombia	56,950,000,000	COP	263,008
56,700,000,000	COP	2/20/2016	Citigroup	Receive	1.46%	1.62%	Republic of Colombia	56,700,000,000	COP	(111,153)
15,000,000	USD	2/20/2016	Citigroup	(Pay)	2.16%	2.3%	Republic of Colombia	N/A		27,600
114,800,000,000	COP	4/20/2016	Citigroup	Receive	1.33%	1.63%	Republic of Colombia	114,800,000,000	COP	(741,527)
25,000,000	USD	4/20/2016	Citigroup	(Pay)	1.90%	2.3%	Republic of Colombia	N/A		534,568
22,000,000	EUR	6/17/2016	Deutsche Bank AG	Receive	5.60%	21.43%	Republic of Angola	22,000,000	EUR	(7,650,798)
97,680,000,000	COP	8/20/2016	Citigroup	Receive	1.51%	1.64%	Republic of Colombia	97,680,000,000	COP	(136,630)
20,000,000	USD	8/20/2016	Citigroup	(Pay)	2.15%	2.32%	Republic of Colombia	N/A		88,376
620,000,000	MXN	8/20/2016	Deutsche Bank AG	Receive	0.61%	1.4%	United Mexican States	620,000,000	MXN	(1,887,859)
20,000,000	USD	8/20/2016	Deutsche Bank AG	(Pay)	0.87%	2.37%	United Mexican States	N/A		1,765,769
22,000,000	USD	8/20/2016	JP Morgan Chase Bank	Receive	1.99%	2.08%	Republic of Brazil	22,000,000	USD	(3,554)
87,500,000	USD	2/20/2017	Deutsche Bank AG	Receive	2.43%	14.3%	Bolivarian Republic of Venezuela	87,500,000	USD	(39,236,728)
32,000,000	PEN	5/20/2017	Deutsche Bank AG	Receive	0.79%	1.64%	Republic of Peru	32,000,000	PEN	(556,348)
2,500,000	USD	5/20/2017	Deutsche Bank AG	(Pay)	1.05%	2.18%	Republic of Peru	N/A		179,739
4,500,000	USD	7/20/2017	JP Morgan Chase Bank	Receive	3.30%	8.69%	Republic of Jamaica	4,500,000	USD	(1,121,723)
35,000,000	USD	7/20/2017	UBS AG	Receive	2.26%	2.81%	Republic of Turkey	35,000,000	USD	(965,025)
8,000,000	USD	8/20/2017	JP Morgan Chase Bank	Receive	2.20%	2.37%	Republic of Colombia	8,000,000	USD	(43,806)
17,000,000	USD	9/20/2017	JP Morgan Chase Bank	Receive	1.74%	2.28%	Republic of Philippines	17,000,000	USD	(559,490)
30,000,000	USD	9/20/2017	JP Morgan Chase Bank	Receive	1.77%	2.28%	Republic of Philippines	30,000,000	USD	(935,709)
21,000,000	USD	10/20/2017	Deutsche Bank AG	Receive	1.78%	5.91%	Vneshtorg Bank Bond & Loan	21,000,000	USD	(4,809,808)
4,000,000	USD	11/20/2017	JP Morgan Chase Bank	Receive	4.85%	14.16%	Bolivarian Republic of Venezuela	4,000,000	USD	(1,473,134)
4,000,000	USD	11/20/2017	JP Morgan Chase Bank	Receive	4.90%	14.16%	Bolivarian Republic of Venezuela	4,000,000	USD	(1,465,146)
25,000,000	USD	1/20/2018	Deutsche Bank AG	Receive	1.50%	2.18%	Republic of Brazil	25,000,000	USD	(1,052,674)
45,000,000	USD	10/20/2018	Goldman Sachs	Receive	12.20%	22.82%	Republic of Argentina	45,000,000	USD	(13,810,193)

10,000,000	USD	12/20/2018	Deutche Bank AG	Receive	0.44%	0.89%	United Kingdom Government	10,000,000	USD	(346,093)
10,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.35%	0.9%	United Kingdom Government	10,000,000	USD	390,728
10,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	2.61%	1.52%	Hellenic Republic of Greece	10,000,000	USD	881,170
10,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.70%	1.11%	Republic of Italy	10,000,000	USD	502,623
10,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.62%	1.11%	Republic of Italy	10,000,000	USD	437,905
20,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.66%	1.11%	Republic of Italy	20,000,000	USD	940,529
30,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	2.25%	1.52%	Hellenic Republic of Greece	30,000,000	USD	1,795,934
30,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.46%	1.04%	Republic of Austria	30,000,000	USD	1,096,128
30,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.25%	0.9%	United Kingdom Government	30,000,000	USD	925,744
30,000,000	USD	8/15/2031	Goldman Sachs	(Pay)	1.84%	2.64%	United Mexican States	N/A		2,542,617
										$(23,404,934)
							Premiums to (Pay) Receive			$(7,775,162)

^	Receive - Fund receives premium and sells credit protection.
(Pay) - Fund pays premium and buys credit protection.
(1)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of May 31, 2009, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider (i.e. higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(2)	The maximum potential amount the Fund could be required to make as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)#	Fixed Rate	Variable Rate	Market Value
20,000,000	USD	1/4/2010	JP Morgan Chase Bank	Receive	5.62%	6 month LIBOR	$2,683,198
43,000,000	PEN	2/19/2010	JP Morgan Chase Bank	(Pay)	3.15%	6 month LIBOR	476,995
90,000,000,000	KRW	5/29/2010	Bank of America	(Pay)	4.79%	3 month KRW LIBOR	(1,415,102)
51,000,000	BRL	1/2/2013	JP Morgan Chase Bank	Receive	13.80%	Floating Rate CDI	972,655
46,800,000	PEN	4/21/2014	JP Morgan Chase Bank	Receive	5.03%	6 month LIBOR	(1,805,308)
75,000,000	USD	12/17/2018	Bank of America	Receive	2.75%	3 month LIBOR	(5,365,979)
							$(4,453,541)
					Premiums to (Pay) Receive		$(749,683)

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Market Value
100,000,000	USD	10/13/2009	JP Morgan Chase Bank	3 month LIBOR + 0.75%	EMBI + Total Return	$4,263,712
45,797,706	USD	12/19/2011	JP Morgan Chase Bank	3 month LIBOR + 0.35%	Return on Prestamos Garatizados	(23,152,985)
27,967,218	USD	12/19/2011	JP Morgan Chase Bank	3 month LIBOR + 0.35%	Return on Prestamos Garatizados	(12,558,037)
45,335,905	USD	12/19/2011	JP Morgan Chase Bank	CER Index + 1.24%	3 month LIBOR	10,814,480
27,967,218	USD	12/19/2011	JP Morgan Chase Bank	CER Index + 3.59%	3 month LIBOR	5,851,278
300,000,000	RUB	3/26/2017	Morgan Stanley	6 month LIBOR + 0.25%	Return on Sukhoi	(1,946,454)
						$(16,728,006)
				Premiums to (Pay) Receive		$(650,694)

As of May 31, 2009, for the futures and/or swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.
BPI - Indemnification payment bonds
CBO - Collateralized Bond Obligation
CDI - Certificado de Deposito Interbabcario
CER - Coeficiente de Estabilizacion de Referencia
DEM LIBOR - London Interbank Offered Rate denominated in Deutsche Marks
EMBI - Emerging Markets Bond Index
EMTN - Euromarket Medium Term Note
FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.
FLIRB - Front Loaded Interest Reduction Bond
GDP - Gross Domestic Product
GMTN - Global Medium Term Note
JPY LIBOR - London Interbank Offered Rate denominated in Japanese Yen
KRW LIBOR - London Interbank Offered Rate denominated in South Korean Won
LIBOR - London Interbank Offered Rate
MTN - Medium Term Note
PDI - Past Due Interest
PIK - Payment In Kind
VRRB - Variable Rate Reduction Bond
XL - Insured as to the payment of principal and interest by XL Capital Assurance.
The rates shown on variable rate notes are the current interest rates at May 31, 2009, which are subject to change based on the terms of the security.
* Non-income producing security.
(a) Security is in default.

(b)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.
(c)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.
(d)

In July 2005, the Fund entered into litigation against the Government of Argentina (“Argentina”) relating to Argentina’s failure to make payments on sovereign debt held by the Fund. That debt, which continues to be valued according to the Fund’s valuation policy, represents 1.23% of the net assets of the Fund as of May 31, 2009. Judgments were awarded in the Fund’s favor on September 24, 2007; however, the Fund’s ability to collect on those judgments remains uncertain and transfer of those judgements require court approval. Costs associated with this action are begin borne by the Fund.

(e)	All or a portion of this security has been pledged to cover margin requirements on open financial futures contracts and/or collateral on open swap contracts.
(f)	Non-performing. Borrower not currently paying interest.
(g)	Past due maturity payment.
(h)	Underlying investment represents interests in defaulted securities.
(i)

Although the Fund acquired the warrants between 2000 and 2002 (in connection with the Fund’s purchase of Venezuelan bonds), the warrants (and related payments on the warrants) have not been received in custody.  The Fund’s trading counterparties have acknowledged their delivery obligations.  However, because there can be no assurance that the Fund will receive the warrants (and related payments), the Fund values the warrants (and related payments) at a discount from their market value.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price, or broker bid (if the private market is more relevant in determining market value than the exchange).  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost.  Shares of investment funds are generally valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different than the value realized upon its sale.  For information about the pricing of some specific positions (e.g. swaps) see descriptions below.

Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager.  The Manager evaluates pricing sources on an ongoing basis, and may change a pricing source at any time.  The Manager normally does not evaluate the prices supplied by pricing sources on a day-to-day basis.  The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable.  The prices provided by a pricing source may differ from the value that would be realized if the securities were sold, and the differences could be material. In addition, although alternative prices are available for other securities held by the Fund, those alternative sources would not necessarily confirm the security price used by the Fund. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund.  As of May 31, 2009, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 27.25% of the net assets of the Fund.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund utilized the following fair value techniques on level 3 investments: The Fund valued certain debt securities using a specified spread above the country specific LIBOR rate.  The Fund valued certain debt securities using bids received from primary pricing sources.  The Fund valued certain debt securities using bids received from primary pricing sources adjusted by a specified discount for liquidity considerations.  The Fund valued certain debt securities using comparable securities issued by the same country adjusted by a specified spread.  The Fund also valued certain credit default swaps using industry standard models (or non-conventional models to the extent industry standard models are not appropriate) and inputs from pricing vendors.

The following is a summary of the categorization of investments by inputs used as of May 31, 2009 in valuing the Fund’s investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$67,794,303	$—
Level 2 – Other Significant Observable Inputs	326,240,198	1,868,118
Level 3 – Significant Unobservable Inputs	1,758,866,199	574,026,157
Total	$2,152,900,700	$575,894,275

*Other financial instruments include forward currency contracts and swap agreements.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 – Quoted Prices	$—	$(4,796)
Level 2 – Other Significant Observable Inputs	—	(35,304,044)
Level 3 – Significant Unobservable Inputs	—	(611,475,899)
Total	$—	$(646,784,739)

**Other financial instruments include forward currency contracts, futures contracts and swap agreements.

Underlying funds are classified above as either level 1 or level 2 (except for GMO Special Purpose Holding Fund, which is a level 3). For the underlying funds’ summary of valuation inputs (including level 3 inputs, if any) please refer to the respective fund’s portfolio valuation note. The aggregate absolute values of the Fund’s direct and indirect investments in securities and other financial instruments using Level 3 inputs were 87.95% and 1.80% of total net assets, respectively.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments ***
Balance as of February 28, 2009	$1,520,303,753	$(62,892,483)
Accrued discounts/premiums	2,442,513	—
Realized gain (loss)	(9,396,552)	13,125,451
Realized gain distributions received	—	—
Realized gain distributions paid	—	—
Change in unrealized appreciation/depreciation	270,091,439	25,442,741
Net purchases (sales)	(24,574,954)	(13,125,451)
Net transfers in and/or out of Level 3	—	—
Balance as of May 31, 2009	$1,758,866,199	$(37,449,742)

***Other financial instruments include swap agreements.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amounts of the change in relative values of the two currencies).  The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.  Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses.  Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  These contracts involve market risk in excess of the unrealized gain or loss.  They expose the Fund to the risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts.

Rights and Warrants

A Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of options on securities, as described in Options below. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.

Futures contracts

The Fund may purchase and sell futures contracts.  A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price during a specified future time period.  Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is settled on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid market for the contract, the imposition of price limits or the failure of counterparty to perform under the contract terms.  Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded.

Options

The Fund may purchase put and call options.  A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium for a purchased option.  That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option.  Premiums paid for options that expire are treated as realized losses.  Premiums paid for options that are exercised or closed are deducted from the proceeds of the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

The Fund may write (i.e., sell) call and put options.  Writing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options that expire are treated as realized gains.  Premiums received from writing options that are exercised or closed are deducted from the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the option.  In the event that the Fund writes call or put options without an offsetting exposure (e.g. call options on a security that the Fund does not own), it bears the risk of substantial losses if the price of the underlying asset increases (calls) or decreases (puts) during the term of the option.  Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written.  The Fund values options traded over-the-counter using inputs provided by primary pricing sources and industry models.

Loan agreements

The Fund may invest in loans to corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.  A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement.  When investing in a loan participation, (i) the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation in the loan agreement and only upon receipt by the lender of payments from the borrower and (ii) the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that has sold the participation in the loan agreement.  When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan.

Indexed securities

The Fund may invest in indexed securities.  Indexed securities are securities whose values and/or coupons are linked to the prices of a specific instrument, group of instruments or financial statistic.

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps.  A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument.  Some swap contracts are net settled. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral and will typically post or receive additional collateral as market values change.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest payments, one party will receive a payment from or make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities.  Buying credit default protection reduces the buyer’s exposure (or increases negative exposure) in the event of an issuer’s default (e.g., it is intended to reduce risk where a party owns a security issued by or otherwise has exposure to the issuer).  Selling credit default protection subjects the seller to exposure to an issuer’s default or other credit events.  A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event (e.g., issuer default or similar event).  If no credit event occurs, the seller has no payment obligations.  For credit default swap agreements on asset-backed securities, a credit event may be triggered by various events, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security.  For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss.  Payments received or made on swap agreements are recorded as realized gain or loss.  Gains or losses are realized upon termination of the swap agreements, or reset dates as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement.  Such risks include the possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that the collateral the other party posts may be insufficient or not timely received by the Fund.  Specifically, the amount shown as owed to the Fund under a swap agreement is not reduced if there is uncertainty about the counterparty’s willingness or ability to pay.  Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements.  Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at a later date at a fixed price.  Also, if the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of the securities and the payment it received for them.  This loss would be greater to the extent the buyer paid less than the value of the securities the Fund sold to it (e.g., a buyer may pay $95 for a bond with a market value of $100).  The Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities.  As of May 31, 2009, the Fund had entered into reverse repurchase agreements, plus accrued interest, amounting to $1,968,931, involving securities with a market value, plus accrued interest, of $2,000,000.

Investment risks

Investments in emerging country debt present risks that are not presented by many other securities.  Many emerging countries are subject to political and/or economic instability, which may result in the Fund’s inability to collect on a timely basis, or in full, principal and interest payments.  Further, countries may expropriate, or impose various types of foreign currency regulations or controls that impede the Fund’s ability to repatriate, amounts it receives.  These factors may result in significant volatility in the values of the Fund’s holdings.  The markets for emerging country debt are typically less liquid than those of developed markets.  In addition, fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s foreign currency holdings and investments denominated in foreign currency.

The Fund has exposure to many countries that subject it to a significant risk of default including through credit default swap contracts where the Fund has sold credit protection.  Its largest exposures are in Russia, the United States, the Philippines, Venezuela and Brazil. The Fund’s financial position could be adversely affected (depending on whether the Fund sold or bought the credit protection) in the event of a default by any of these countries on obligations held by the Fund, obligations referenced in those credit default swaps or obligations issued by them generally.  The Fund also makes extensive use of derivatives, which rely on the creditworthiness of the counterparty.

The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed in whole or in part by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables, which bring additional types of market risk.  Asset-backed securities also may be collateralized by the fees earned by service providers. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations”). Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any.  Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default in payment of the obligations and the defaulted obligations exceed the credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors.  Many asset-backed securities are now rated below investment grade.

With the deterioration of worldwide economic and liquidity conditions that became acute in 2008, the markets for asset-backed securities became fractured and uncertainty about the creditworthiness of those securities (and underlying collateral) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities generally. These events reduced liquidity for securitized credits and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not continue or that they will not deteriorate further. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages), have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities. There can be no assurance that in the future the market for asset-backed securities will become more liquid.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays.  In addition, asset-backed securities representing diverse sectors (e.g., auto loans, student loans, sub-prime mortgages, and credit-card receivables) have become more highly correlated since the deterioration of worldwide economic and liquidity conditions referred to above.

The Fund uses its cash balance to meet its derivative collateral obligations and for other purposes. There is no assurance that the Fund’s cash balance will be sufficient to meet its collateral obligations arising under its derivatives.  If it is not, the Fund would be required to liquidate other positions. That may include redeeming shares of GMO Short Duration Collateral Fund (“SDCF”) and/or GMO World Opportunity Overlay Fund (“WOOF”), in which case the Fund would receive redemption proceeds in-kind from SDCF and/or WOOF and would then be required to dispose of those assets (mostly asset-backed securities) in the current adverse market conditions.  To manage the Fund’s cash collateral needs in the current extraordinary market conditions, the Manager reserves the right to reduce or eliminate the Fund’s derivative exposures, including those that are intended to cause the Fund to track its benchmark more closely. A reduction in those exposures may tend to cause the performance of the Fund to track its benchmark less closely and make the Fund’s performance more dependent on the performance of the asset-backed securities it holds directly or indirectly.

To address in part the cash management issues described above, the Fund may effect nearly all significant redemptions of its shares in-kind.  If redeeming shareholders from the Fund choose to sell assets received in-kind immediately and current adverse market conditions continue, they may experience difficulty selling the assets at favorable prices.  The Fund may establish de minimis amounts below which redemptions may be honored for cash. Amounts available for cash redemptions could be increased and/or redemption fees could be reduced if conditions in the bond market improve. These amounts can and will change without prior notice.

Disclosures about Derivative Instruments and Hedging Activities–Effective March 1, 2009, the Fund adopted FASB Statement of Financial Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). This standard is an amendment to FASB Statement No. 133 (“FASB 133”), “Accounting for Derivative Instruments” which expands the disclosure requirements of FASB 133 regarding an entity’s derivative instruments and hedging activities.

The table below summarizes the fair values of derivatives held by the Fund at May 31, 2009 by risk category:

Derivatives not accounted for as hedging instruments under Statement 133^^	Asset Derivatives (Unrealized Appreciation) Fair Value	Liability Derivatives (Unrealized Depreciation) Fair Value
Interest rate contracts*	$28,850,342	$(46,248,661)
Foreign exchange contracts	418,468	(26,717,655)
Credit contracts	550,413,489	(573,818,423)
Equity contracts	—	—
Other contracts	—	—
Total	$579,682,299	$(646,784,739)

* Includes cumulative appreciation/depreciation of futures contracts.

^^ As the Fund values its derivatives at fair value and recognizes changes in fair value through the statement of operations, it does not qualify for hedge accounting under FASB 133. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of SFAS 161 disclosure.

The amounts above correspond with amounts in the Schedule of Investments for “Futures Contracts”, “Forward Currency Contracts”, “Swap Agreements” and “Options Purchased”.

Currency Abbreviations:

ARS - Argentine Peso

BRL - Brazilian Dollar

CHF - Swiss Franc

COP - Colombian Peso

DEM - Deutsche Mark

EUR - Euro

FIM - Finnish Markka

FRF - French Franc

GBP - British Pound

JPY - Japanese Yen

KRW - South Korean Won

KZT - Kazakhstan Tenge

MXN - Mexican Peso

MYR - Malaysian Ringgit

PEN - Peruvian Sol

RUB - Russian Ruble

TWD - Taiwan Dollar

USD - United States Dollar

ZAR - South African Rand

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2009 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 86.0%

	Argentina — 0.1%
1,001,386	Petrobras Energia Participaciones SA Sponsored ADR	5,087,041
124,800	Telecom Argentina SA Sponsored ADR *	1,048,320
	Total Argentina	6,135,361

	Brazil — 5.6%
473,888	Aes Tiete SA	3,998,039
5,564,100	Banco do Brasil SA	59,837,546
355,500	Banco Nossa Caixa SA	13,200,259
359,300	Brasil Telecom Participacoes SA	11,659,537
679,900	Cia de Saneamento de Minas Gerais-Copasa MG *	8,984,245
387,700	Companhia de Concessoes Rodoviarias	6,086,630
1,688,402	Companhia Saneamento Basico Sao Paulo	26,429,550
449,500	CPFL Energia SA	7,312,713
531,700	EDP-Energias Do Brasil SA	7,431,261
1,310,692	Electrobras (Centro)	17,879,129
2,276,700	Empresa Brasileira de Aeronautica SA	11,223,821
1,852,700	Gerdau SA	15,075,080
1,617,294	Itau Unibanco Holding SA ADR	25,957,569
1,626,700	Natura Cosmeticos SA	21,412,650
1,648,900	Petroleo Brasileiro SA (Petrobras)	36,169,203
1,441,970	Petroleo Brasileiro SA (Petrobras) ADR	63,489,939
2,631,600	Redecard SA	38,465,550
737,804	Souza Cruz SA	19,311,296
637,700	Tele Norte Leste Participacoes SA	13,936,318
1,021,450	Usinas Siderurgicas de Minas Gerais SA	19,586,963
3,267,400	Vale SA	63,136,078
151,380	Vale SA ADR	2,898,927
	Total Brazil	493,482,303

	Chile — 0.4%
111,100	AFP Provida SA Sponsored ADR	2,681,954
102,890	Banco Santander Chile SA ADR	4,285,369
118,018	Compania Cervecerias Unidas ADR	3,828,504
148,370	Embotelladora Andina SA ADR B Shares	2,477,779
68,870	Empresa Nacional de Electricidad SA Sponsored ADR	3,077,800
322,260	Enersis SA Sponsored ADR	5,513,869
1,171,780	Lan Airlines SA Sponsored ADR	13,100,500
	Total Chile	34,965,775

	China — 12.2%
11,565,990	Advanced Semiconductor Manufacturing Co Class H *	371,426
15,008,000	Air China Ltd Class H *	7,517,029
3,269,000	Anta Sports Products Ltd	3,603,858
149,108,000	Bank of China Ltd Class H	67,626,106
3,980,000	C C Land Holdings Ltd	2,202,483
22,034,880	Chaoda Modern Agriculture Holdings Ltd	13,880,799
13,272,000	China Agri-Industries Holdings Ltd *	8,771,324
10,254,000	China Coal Energy Co Class H	12,396,821
11,262,000	China Communication Services Corp Ltd Class H	6,913,505
45,756,000	China Construction Bank Class H	29,867,169
1,356,000	China Cosco Holdings Co Ltd Class H	1,861,116
9,346,000	China Life Insurance Co Ltd Class H	34,294,210
11,385,400	China Merchants Bank Co Ltd Class H	23,644,177
10,877,942	China Mobile Ltd	106,611,139
367,099	China Mobile Ltd Sponsored ADR	18,064,942

6,256,000	China National Building Material Co Ltd Class H	13,874,938
12,678,000	China Oilfield Services Ltd Class H	14,017,483
88,767,351	China Petroleum & Chemical Corp Class H	72,615,214
4,808,000	China Railway Construction Corp Ltd Class H *	7,005,600
20,448,000	China Railway Group Ltd Class H *	17,036,607
4,398,000	China Resources Land Ltd	10,469,622
2,398,000	China Resources Power Holdings Co Ltd	5,166,691
30,204,000	China Ting Group Holding Ltd	3,538,955
8,393,700	China Vanke Co Ltd Class B	10,620,342
8,000	CNPC Hong Kong Ltd	5,527
9,896,000	Cosco Pacific Ltd	13,623,257
18,600,000	Datang International Power Generation Co Ltd	9,625,468
19,672,000	Denway Motors Ltd	9,560,088
1,079,000	Dongfang Electrical Machinery Co Ltd	4,202,141
32,404,000	Dongfeng Motor Group Co Ltd	31,490,280
594,000	Hengan International Group Co Ltd	2,712,497
7,638,000	Hopson Development Holdings Ltd	11,235,740
29,590,000	Huaneng Power International Inc Class H	19,718,129
74,210,000	Industrial and Commercial Bank of China Ltd Class H	47,106,954
7,899,500	Kingboard Chemical Holdings Ltd	20,633,420
33,633,000	Maoye International Holdings	6,896,426
413,816	Mindray Medical International Ltd ADR	9,521,906
346,436	Netease.Com Inc ADR *	11,979,757
1,996,000	New World Department Store China Ltd	1,481,382
12,221,217	Nine Dragons Paper Holdings Ltd	8,982,406
19,509,000	Parkson Retail Group Ltd	30,772,963
6,356,172	Peace Mark Holdings Ltd * (a) (b)	8,199
772,590	Perfect World Co Ltd ADR *	16,371,182
79,619,101	PetroChina Co Ltd Class H	92,168,411
24,312,000	PICC Property & Casualty Co Ltd Class H *	16,486,736
39,164,789	Pico Far East Holdings Ltd	4,667,669
2,804,000	Ping An Insurance (Group) Co of China Ltd Class H	19,627,081
704,588	Shanda Interactive Entertainment Ltd Sponsored ADR *	40,598,361
10,147,500	Shandong Chenming Paper Holdings Ltd Class H	6,189,415
776,000	Shandong Weigao Group Medical Polymer Co Ltd Class H	1,833,004
2,495,344	Shanghai Industrial Holdings Ltd	9,961,264
35,496,000	Shenzhen Investment Ltd	15,308,484
21,286,000	Shimao Property Holdings Ltd	37,030,158
246,480	Sina.com *	6,928,553
7,886,000	Sino-Ocean Land Holdings Ltd	8,131,884
4,586,000	Techtronic Industries Co Ltd	3,460,583
1,552,000	Tencent Holdings Ltd	17,329,774
2,286,000	Tingyi (Cayman Islands) Holding Corp *	3,426,303
504,040	VisionChina Media Inc *	3,039,361
78,000	Weichai Power Co Ltd Class H	295,714
9,232,000	Yanzhou Coal Mining Co Ltd Class H	11,668,780
11,916,000	Zhuzhou CSR Times Electric Co Ltd Class H	17,469,678
16,794,000	Zijin Mining Group Co Ltd Class H	15,386,207
	Total China	1,078,906,698

	Czech Republic — 0.5%
97,500	Central European Media Enterprises Ltd Class A *	1,767,174
370,820	CEZ AS	16,885,363
46,800	Komercni Banka AS	5,889,293
100,110	Pegas Nonwovens SA	1,929,526
3,100	Philip Morris CR AS	970,622
685,660	Telefonica 02 Czech Republic AS	14,826,487
311,470	Unipetrol	1,868,380
	Total Czech Republic	44,136,845

	Egypt — 1.0%
445,147	Alexandria Mineral Oils Co	3,376,860
2,129,835	Commercial International Bank	17,483,767
2,000,500	EFG-Hermes Holding SAE	8,152,922
317,061	Egyptian Co for Mobile Services	10,842,150
13,920	El Ezz Aldekhela Steel Alexa Co	1,661,895
1,684,119	El Ezz Steel Rebars SAE	3,250,377
283,630	Orascom Construction Industries	10,431,072
2,416,420	Orascom Telecom Holding SAE	14,317,746
2,448,470	Sidi Kerir Petrochemicals Co	4,226,954
2,506,900	Talaat Moustafa Group *	1,993,553
4,742,259	Telecom Egypt	15,163,716
	Total Egypt	90,901,012

	Hungary — 0.0%
605	Egis Gyogyszergyar Nyrt	43,094
81,140	OTP Bank Nyrt *	1,441,195
2,590	Richter Gedeon Nyrt	379,348
	Total Hungary	1,863,637

	India — 4.5%
244,500	ABB Ltd	3,394,546
199,600	ACC Ltd	3,342,063
1,637,629	Bank of Baroda	15,437,437
1,798,800	Bharti Airtel Ltd *	31,719,521
750,200	Canara Bank Ltd	4,516,271
11,896,352	CBAY Systems Holdings Ltd * (c)	7,595,089
5,948,177	CBAY Systems Ltd * (a) (d)	59,482
2,782,443	Cipla Ltd	13,129,980
265,847	DLF Ltd	2,358,730
40,100	Educomp Solutions Ltd	2,408,994
1,012,400	Hero Honda Motors Ltd	28,792,016
1,389,300	Hindustan Construction Co	3,539,571
24,100	Housing Development & Infrastructure Ltd	145,941
729,500	Housing Development Finance Corp Ltd	33,918,970
665,385	ICICI Bank Ltd	10,505,072
4,198,710	IFCI Ltd *	4,200,795
152,300	India Cements Ltd	498,877
740,000	Indiabulls Real Estate Ltd	3,875,450
346,100	Indian Oil Corp Ltd	4,454,355
6,844,400	Industrial Development Bank of India Ltd	13,610,540
718,550	Infosys Technologies Ltd	24,527,043
780,900	Jaiprakash Associates Ltd	3,484,327
928,147	Jindal Steel & Power Ltd	41,497,220
926,323	KSK Energy Ventures Ltd *	4,299,038
296,800	Mahindra & Mahindra Ltd	4,221,693
1,069,920	Power Finance Corp	4,406,279
1,313,461	PTC India Ltd	2,590,123
639,950	Punjab National Bank Ltd	9,164,259
575,800	Ranbaxy Laboratories Ltd *	3,440,256
115,400	Reliance Energy Ltd	3,125,933
1,079,200	Reliance Industries Ltd *	52,094,547
718,600	State Bank of India *	28,722,318
346,600	Sterlite Industries India Ltd ADR	4,564,722
972,100	Tata Consultancy Services Ltd	14,473,761
492,960	Union Bank of India	2,138,707
872,100	Wipro Ltd	7,137,716
	Total India	397,391,642

	Indonesia — 1.5%
26,255,500	Aneka Tambang Tbk PT	5,105,051
2,377,000	Astra International Tbk PT	4,838,139
63,395,000	Bakrie Sumatera Plantations Tbk PT	4,714,657
21,815,000	Bank Central Asia Tbk PT	7,183,005
47,759,000	Bank Negara Indonesia (Persero) Tbk PT	7,329,993
10,214,500	Bank Rakyat Tbk PT	6,232,631
342,133,500	Bumi Resources Tbk PT	66,256,915
2,637,000	Gudang Garam Tbk PT	2,913,057
55,622,000	Indah Kiat Pulp and Paper Corp Tbk PT *	9,089,400
47,066,000	Kalbe Farma Tbk PT	4,039,932
20,923,600	Matahari Putra Prima Tbk PT *	1,259,257
24,770,500	Perusahaan Gas Negara PT	6,983,331
12,862,500	Telekomunikasi Indonesia Tbk PT	9,468,909
	Total Indonesia	135,414,277

	Israel — 1.3%
5,276,340	Bank Hapoalim BM *	13,988,042
6,123,070	Bank Leumi Le	17,242,131
61,430	Delek Group Ltd	6,990,557
130,100	Delek Real Estate Ltd *	136,856
1,717,230	Teva Pharmaceutical Industries Ltd Sponsored ADR	79,610,783
	Total Israel	117,968,369

	Lebanon — 0.0%
8,700	Banque Libanaise pour le Commerce Sal * (a)	8,700

	Malaysia — 1.8%
11,164,300	Berjaya Sports Toto Berhad	15,117,363
1,238,078	British American Tobacco Malaysia Berhad	15,250,663
9,381,100	Genting Berhad	14,742,372
27,252,141	Resorts World Berhad	21,648,892
29,542,441	RHB Capital Berhad	34,764,052
8,647,600	Shangri-La Hotels Berhad	4,668,972
5,903,180	Sime Darby Berhad	12,206,585
13,485,200	Sunway City Berhad	11,131,150
3,974,378	Tanjong Plc	15,409,558
21,031,721	WCT Engineering Berhad	12,699,560
	Total Malaysia	157,639,167

	Mexico — 1.0%
2,296,200	Alfa SA de CV Class A	6,162,365
709,120	America Movil SAB de CV Class L ADR	27,180,569
16,800,616	Cemex SA de CV CPO *	16,313,383
963,695	Cemex SA de CV Sponsored CPO ADR *	9,405,663
3,961,700	Corporacion GEO SA de CV Series B *	6,887,559
376,000	Desarrolladora Homex SA de CV *	1,670,477
3,912,250	Grupo Financiero Banorte SAB de CV Class O	9,207,391
9,135,772	Grupo Mexico SA Class B	8,600,332
	Total Mexico	85,427,739

	Morocco — 0.3%
28,560	Attijariwafa Bank	979,936
22,032	Banque Centrale Populaire	705,674
65,564	Banque Marocaine du Commerce Exterieur	2,027,047
9,385	Compagnie Generale Immobiliere *	2,242,244
835,795	Maroc Telecom	14,787,089
5,195	ONA SA	917,555

3,560	Societe Nationale De Siderurgie	1,125,351
	Total Morocco	22,784,896

	Peru — 0.0%
273,555	Compania Minera Milpo SA	627,966
9,268	Sociedad Minera Cerro Verde SA	165,619
2,111,956	Volcan Compania Minera SA Class B *	1,719,857
	Total Peru	2,513,442

	Philippines — 0.5%
44,593,200	Energy Development Corp	3,504,647
373,292,542	Filinvest Land Inc	5,897,636
8,025,800	First Gen Corp *	3,439,346
1,234,900	Manila Electric Co	3,033,599
212,997,487	Megaworld Corp	4,365,164
92,696	Philippine Long Distance Telephone Co	4,365,354
117,092,210	Robinsons Land Corp	18,243,181
	Total Philippines	42,848,927

	Poland — 1.5%
430,806	Cyfrowy Polsat SA	1,922,557
3,122,500	Getin Holding SA *	5,566,935
747,592	Globe Trade Centre SA *	4,435,702
1,796,600	KGHM Polska Miedz SA	39,784,950
3,940,902	Polski Koncern Naftowy Orlen SA	35,993,507
2,644,390	Powszechna Kasa Oszczednosci Bank Polski SA	20,703,122
3,768,220	Telekomunikacja Polska SA *	19,817,748
1,170,241	TVN SA *	3,987,994
	Total Poland	132,212,515

	Russia — 9.4%
1,637,804	Cherepovets MK Severstal GDR (Registered Shares)	9,442,482
30,000	Lukoil OAO Sponsored ADR	1,608,419
2,794,688	Lukoil Sponsored ADR	150,285,709
2,453,132	Magnit Sponsored GDR *	22,477,683
1,485,437	MMC Norilsk Nickel JSC ADR	16,992,346
1,181,920	Mobile Telesystems Sponsored ADR *	49,037,861
1,052,314	NovaTek OAO Sponsored GDR (Registered Shares)	55,966,785
96,331	Novolipetsk Steel GDR (Registered Shares)	1,886,508
11,048,602	OAO Gazprom Sponsored GDR	258,428,679
948,286	OAO Tatneft Sponsored GDR (Registered Shares)	26,357,370
456,486	Polyus Gold Sponsored ADR *	11,873,565
8,646,598	Rosneft OJSC GDR *	58,772,933
267,351	Rostelecom Sponsored ADR *	9,212,915
135,000	Russia Petroleum * (a)	1,831,579
26,973,390	Sberbank RF	39,006,516
370,705	Sistema JSFC Sponsored GDR *	5,146,740
10,412,092	Surgutneftegaz Sponsored ADR	88,708,952
4,166	Tatneft Sponsored ADR	114,607
1,073,880	Vimpelcom Sponsored ADR *	14,024,873
398,847	X5 Retail Group NV GDR (Registered Shares) *	6,450,708
	Total Russia	827,627,230

	South Africa — 3.1%
483,875	Absa Group Ltd	6,209,202
832,938	Adcock Ingram Holdings Ltd *	4,404,755
277,300	AngloGold Ashanti Ltd	11,892,286
2,756,932	Aveng Ltd	12,138,099

857,135	Bidvest Group Ltd	10,088,934
10,229,000	FirstRand Ltd	17,626,535
1,005,800	Foschini Ltd	5,970,614
828,100	Gold Fields Ltd	11,317,409
2,420,916	Grindrod Ltd	4,768,509
1,998,240	Harmony Gold Mining Co Ltd *	24,310,795
1,100,272	Investec Ltd	6,100,707
2,764,528	JD Group Ltd	13,111,986
687,199	Massmart Holdings Ltd	6,660,405
608,488	Naspers Ltd Class N	14,638,269
2,933,988	Remgro Ltd	26,907,695
687,838	Reunert Ltd	3,557,288
2,778,833	RMB Holdings Ltd	7,717,201
413,702	Sasol Ltd	15,683,559
778,991	Standard Bank Group Ltd	8,115,361
3,149,600	Telkom South Africa Ltd	14,302,039
955,332	Tiger Brands Ltd	16,735,589
2,091,751	Truworths International Ltd	9,579,692
3,149,600	Vodacom Group (Pty) Ltd *	20,585,621
	Total South Africa	272,422,550

	South Korea — 19.9%
14,290	Amorepacific Corp	7,084,463
4,306,259	Biomass Korea Co Ltd * (c)	650,547
174,346	Boryung Pharmaceutical Co Ltd (c)	3,982,564
1,538,572	Daehan Pulp Co Ltd * (c)	6,702,538
415,046	Daelim Industrial Co Ltd	20,367,175
14,874	Daesun Shipbuilding *	979,918
1,104,710	Daewoo Engineering & Construction Co Ltd	9,172,486
775,760	Daewoo Securities Co Ltd	12,800,460
698,613	Dongbu Insurance Co Ltd	13,680,756
384,513	Dongkuk Steel Mill Co Ltd	9,145,820
1,380,098	Finetex EnE Inc *	3,392,817
342,650	GS Engineering & Construction Corp	22,151,235
582,340	GS Holdings Corp	14,604,308
2,096,289	Hana Financial Group Inc	50,271,517
582,815	Hanjin Heavy Industries & Construction Co Ltd	16,519,766
351,534	Hanjin Heavy Industries & Construction Holdings Co Ltd	5,307,094
261,240	Hanjin Shipping	4,141,945
395,560	Hankook Tire Co Ltd	4,406,647
2,048,510	Hanwha Chemical Corp	16,957,042
34,480	Hite Brewery Co Ltd	4,320,885
354,374	Honam Petrochemical Corp	21,900,249
1,614,570	Hynix Semiconductor Inc *	16,779,876
95,590	Hyosung Corp	8,095,312
247,000	Hyundai Department Store Co Ltd	16,357,359
472,660	Hyundai Development Co	15,562,528
207,926	Hyundai Engineering & Construction	10,756,021
203,960	Hyundai Heavy Industries Co Ltd	35,364,360
299,627	Hyundai Mipo Dockyard	33,335,132
1,380,044	Hyundai Mobis	130,170,021
710,050	Hyundai Motor Co	39,495,604
2,946,629	In the F Co Ltd * (c)	2,767,822
2,338,830	Industrial Bank of Korea *	18,256,029
1,299,350	Kangwon Land Inc	16,954,201
1,876,448	KB Financial Group Inc *	59,978,478
39,280	KB Financial Group Inc ADR *	1,255,389
528,491	Keangnam Enterprises Ltd *	4,644,045
513,890	Korea Electric Power Corp *	11,693,229

2,205,310	Korea Exchange Bank	16,288,152
412,120	Korea Investment Holdings Co Ltd	10,589,434
328,629	Korea Zinc Co Ltd	37,507,676
179,670	Korean Air Lines Co Ltd *	5,414,037
554,680	KT Corp	15,047,736
231,380	KT Corp Sponsored ADR	3,132,885
316,280	KT Freetel Co Ltd *	5,890,720
1,591,811	KT&G Corp	86,441,828
575,910	Kumho Industrial Co Ltd	10,542,874
168,100	LG Chem Ltd	20,606,530
538,390	LG Corp	27,916,051
479,060	LG Dacom Corp	7,044,973
839,770	LG Display Co Ltd	19,779,567
19,939	LG Hausys Ltd *	1,930,196
497,940	LG International Corp	10,998,968
1,594,230	LG Telecom Ltd	10,815,106
155,470	Lotte Shopping Co Ltd	29,958,810
82,970	LS Industrial Systems Co Ltd	5,367,676
459,809	Maeil Dairy Industry	5,517,628
670,210	Meritz Fire & Marine Insurance Co Ltd	3,279,306
208,310	NCSoft Corp	31,424,134
220,490	NHN Corp *	35,393,576
263,099	POSCO	88,085,633
775,930	Pumyang Construction Co Ltd (c)	6,016,188
244,210	S-Oil Corp	11,277,785
419,791	Samsung Electronics Co Ltd	187,716,962
584,160	Samsung Engineering Co Ltd	41,891,651
59,796	Samsung Fire & Marine Insurance Co Ltd	8,739,648
478,440	Seoul Semiconductor Co Ltd *	11,836,537
137,700	SFA Engineering Corp	5,225,689
3,735,202	Shinhan Financial Group Co Ltd *	94,133,650
30,040	Shinsegae Co Ltd	10,514,594
204,130	SK Chemicals Co Ltd	9,141,084
394,873	SK Energy Co Ltd	33,662,394
744,474	SK Holdings Co Ltd	64,766,558
1,704,420	SK Networks Co Ltd	23,397,043
1,612,650	SK Securities Co Ltd	4,248,218
310,015	SK Telecom Co Ltd	43,432,614
251,650	SK Telecom Co Ltd ADR	3,958,454
3,448,520	Woori Finance Holdings Co Ltd *	30,686,548
600,980	Youngone Corp	4,649,471
22,780	Yuhan Corp	3,190,847
	Total South Korea	1,757,465,069

	Sri Lanka — 0.0%
262,774	Lanka Walltile Ltd	98,535

	Taiwan — 11.8%
9,838,000	Acer Inc	17,971,265
3,721,000	Asia Optical Co Inc	4,782,374
22,252,547	Asustek Computer Inc	31,683,989
13,029,000	AU Optronics Corp	13,534,524
6,615,000	Catcher Technology Co Ltd	19,017,264
35,449,000	China Bills Finance Corp *	10,761,417
11,427,000	China Steel Corp	9,812,567
46,510,000	Chinatrust Financial Holding Co Ltd	31,038,809
26,413,792	Chunghwa Telecom Co Ltd	50,468,942
192,572	Chunghwa Telecom Co Ltd ADR 144A	3,660,794
47,261,545	Compal Electronics Inc	40,363,974
1,328,000	CSBC Corp *	1,530,401

2,486,612	Delta Electronics Inc	5,817,022
2,673,472	DFI Inc	3,496,072
11,801,298	Dimerco Express Taiwan Corp (c)	9,636,824
6,558,445	Far Eastern Textile Co Ltd	7,504,279
14,417,500	Far Eastone Telecommunications Co Ltd	16,715,967
7,593,488	First Financial Holding Co Ltd	5,140,817
7,735,208	Formosa Chemicals & Fibre Co	12,931,368
17,562,000	Formosa Plastics Corp	34,254,079
1,904,000	Foxconn Technology Co Ltd	6,105,239
3,945,600	High Tech Computer Corp	64,412,072
17,397,404	Hon Hai Precision Industry Co Ltd	66,652,695
13,929,000	Innolux Display Corp	19,653,362
7,600,455	Les Enphants Co Ltd (c)	5,832,049
27,811,927	Lite-On Technology Corp	24,697,093
31,139,000	Macronix International Co Ltd	14,471,926
7,941,618	MediaTek Inc	98,961,856
9,188,000	Mitac International Corp	4,152,546
13,163,405	Nan Ya Plastics Corp	18,929,956
3,757,785	Novatek Microelectronics Corp Ltd	9,230,934
3,560,000	Powertech Technology Inc	7,746,326
29,684,000	Quanta Computer Inc	47,974,921
6,384,000	Radiant Opto-Electronics Corp	7,331,547
6,651,652	Siliconware Precision Industries Co	8,769,566
4,699,000	Sincere Navigation Corp	5,865,575
6,146,000	Synnex Technology International Corp	10,172,365
31,752,663	Taiwan Cement Corp	33,571,170
6,804,288	Taiwan Mobile Co Ltd	12,119,375
84,739,908	Taiwan Semiconductor Manufacturing Co Ltd	156,834,215
20,322,000	Wistron Corp	32,263,827
66,685,000	Yuanta Financial Holding Co Ltd	49,996,028
	Total Taiwan	1,035,867,391

	Thailand — 3.8%
19,378,590	Advanced Info Service Pcl (Foreign Registered) (a)	45,915,080
7,361,010	Bangkok Bank Pcl NVDR (a)	18,957,626
29,175,800	Bangkok Dusit Medical Service Pcl (Foreign Registered) (a)	17,453,817
11,214,710	Bank of Ayudhya Pcl NVDR (a)	3,836,424
878,800	Banpu Pcl (Foreign Registered) (a)	8,217,913
39,273,820	BEC World Pcl (Foreign Registered) (a)	22,264,428
17,348,880	Home Product Center Pcl (Foreign Registered) (a)	2,636,293
136,309,800	IRPC Pcl (Foreign Registered) (a)	14,767,456
16,615,560	Kasikornbank Pcl (Foreign Registered) (a)	28,480,317
73,651,000	Krung Thai Bank Pcl (Foreign Registered) (a)	15,650,281
7,714,000	PTT Chemical Pcl (Foreign Registered) (a)	11,924,546
11,955,270	PTT Pcl (Foreign Registered) (a)	77,173,285
11,947,860	Robinson Department Store Pcl (Foreign Registered) (a)	2,903,259
3,473,323	Robinson Department Store Pcl NVDR (a)	843,997
12,901,400	Saha Pathana International Holding Pcl (Foreign Registered) (a)	6,371,448
3,201,838	Siam Cement Pcl (Foreign Registered) (a)	12,365,236
1,540,990	Siam Cement Pcl NVDR (a)	5,906,092
11,383,900	Siam Commercial Bank Pcl (Foreign Registered) (a)	22,457,569
3,108,050	Star Block Co Ltd (Foreign Registered) * (a) (b) (c)	906
15,563,320	Thai Oil Pcl (Foreign Registered) (a)	18,656,292
	Total Thailand	336,782,265

	Turkey — 5.8%
8,459,835	Akbank TAS	35,678,185
1,287,410	Anadolu Efes Biracilik ve Malt Sanayii AS	10,544,710
5,909,860	Arcelik AS *	8,428,231

5,258,100	Asya Katilim Bankasi AS *	6,215,348
16,121,074	Dogan Sirketler Grubu Holdings AS *	9,323,950
1,868,354	Enka Insaat ve Sanayi AS	9,179,726
3,333,648	Eregli Demir ve Celik Fabrikalari TAS *	9,305,998
6,837,051	Haci Omer Sabanci Holding AS	20,924,674
15,558,896	KOC Holding AS *	35,782,611
42,150	Medya Holding AS * (a) (b)	275
8,640,600	Sekerbank TAS *	9,780,252
2,188,920	Tupras-Turkiye Petrol Rafineriler AS	27,284,714
3,859,260	Turk Hava Yollari Anonim Ortakligi	22,406,006
10,119,080	Turk Sise ve Cam Fabrikalari AS *	8,626,496
4,769,990	Turk Telekomunikasyon AS	13,297,606
12,570,785	Turkcell Iletisim Hizmet AS	67,064,786
43,666,840	Turkiye Garanti Bankasi *	109,386,459
3,873,300	Turkiye Halk Bankasi AS	14,976,475
9,573,710	Turkiye IS Bankasi Class C	32,926,154
11,684,262	Turkiye Sinai Kalkinma Bankasi AS *	8,371,736
15,515,070	Turkiye Vakiflar Bankasi TAO Class D *	21,382,265
4,433,160	Vestel Elektronik Sanayi AS *	4,294,758
13,725,733	Yapi ve Kredi Bankasi AS *	21,096,541
	Total Turkey	506,277,956
	TOTAL COMMON STOCKS (COST $6,893,654,087)	7,581,142,301

	PREFERRED STOCKS — 10.4%

	Brazil — 9.9%
4,633,301	Banco Bradesco SA 0.57%	71,350,386
569,700	Bradespar SA 0.53%	8,359,036
1,784,300	Brasil Telecom Participacoes SA 1.17%	16,096,425
748,100	Brasil Telecom SA 0.99%	5,322,931
1,447,300	Centrais Eletricas Brasileiras SA Class B 6.63%	18,631,891
313,600	Companhia Brasileira de Distribuicao Grupo Pao de Acucar 0.73%	6,016,670
594,687	Companhia de Bebidas das Americas 3.19%	39,109,828
3,782,655	Companhia Energetica de Minas Gerais 2.86%	50,926,271
1,519,600	Companhia Paranaense de Energia Class B 0.45%	21,802,352
995,500	Duratex SA 1.83%	9,521,910
408,700	Eletropaulo Metropolitana SA 6.17%	6,364,387
2,312,700	Gerdau Metalurgica SA 1.48%	30,677,714
6,241,062	Gerdau SA 0.75%	65,373,190
2,366,275	Itau Unibanco Holding SA 0.46%	38,363,576
13,974,265	Itausa-Investimentos Itau SA 0.62%	63,706,626
1,447,765	Net Servicos de Comunicacoa SA *	14,605,680
6,959,004	Petroleo Brasileiro SA (Petrobras) 0.97%	121,842,696
1,044,560	Petroleo Brasileiro SA Sponsored ADR 0.86%	36,528,263
4,662,623	Sadia SA 1.38%	11,540,442
1,847,360	Tele Norte Leste Participacoes ADR 20.02%	32,735,219
490,800	Telecomunicacoes de Sao Paulo SA 4.16%	11,372,013
252,600	Telemar Norte Leste SA Class A 6.16%	7,317,646
193,700	Ultrapar Participacoes SA 2.66%	6,348,705
2,467,500	Usinas Siderrurgicas de Minas Gerais SA Class A 1.23%	49,535,602
5,279,608	Vale SA Preference A 3.14%	87,206,373
1,707,440	Vale SA Sponsored ADR 2.81%	27,711,751
826,100	Vivo Participacoes SA 1.92%	16,752,079
	Total Brazil	875,119,662

	Russia — 0.2%
36,945	Transneft 1.30%	20,130,324

	South Korea — 0.3%
248,700	Hyundai Motor Co 2.91%	6,296,660
49,706	Samsung Electronics Co Ltd (Non Voting) 1.50%	14,678,833
	Total South Korea	20,975,493
	TOTAL PREFERRED STOCKS (COST $717,633,098)	916,225,479

	PRIVATE EQUITY SECURITIES — 0.5%

	Poland — 0.5%
—	CHP Investors (Multimedia) * (a) (d)	14,530,160
—	MHP Investors (Tri Media Holdings Ltd) * (a) (d)	28,378,419
	Total Poland	42,908,579

	Russia — 0.0%
46,624	Divot Holdings NV, Convertible Securities-Class F * (a) (d) (e)	466
90,000	Divot Holdings NV, Private Equity Securities-Class D * (a) (d) (e)	900
124,330	Divot Holdings NV, Private Equity Securities-Class E * (a) (d) (e)	1,244
	Total Russia	2,610

	Sri Lanka — 0.0%
2,545,869	Millenium Information Technology * (a) (c) (d)	787,470
	TOTAL PRIVATE EQUITY SECURITIES (COST $3,925,627)	43,698,659

	INVESTMENT FUNDS — 0.6%

	China — 0.1%
250,446	Martin Currie China A Share Fund Ltd Class B * (a) (d)	7,690,690
25,045	Martin Currie China A Share Fund Ltd Class S * (a) (d)	1,415,432
	Total China	9,106,122

	India — 0.1%
11,514	Fire Capital Mauritius Private Fund * (a) (d) (f)	10,028,262
170	SPG Infinity Technology Fund I * (a) (d) (e)	5,582
1,371,900	TDA India Technology Fund II LP * (a) (d)	1,260,496
	Total India	11,294,340

	Poland — 0.0%
1,749,150	The Emerging European Fund II LP * (a) (d)	765,337

	Russia — 0.2%
9,500,000	NCH Eagle Fund LP * (a) (d)	11,115,950
2,769	Steep Rock Russia Fund LP * (a) (d)	1,950,414
	Total Russia	13,066,364

	Ukraine — 0.0%
16,667	Societe Generale Thalmann Ukraine Fund * (a) (d) (e)	4,000

	United States — 0.2%
601,914	iShares MSCI Emerging Markets Index Fund (g)	20,019,660
	TOTAL INVESTMENT FUNDS (COST $45,442,073)	54,255,823

	DEBT OBLIGATIONS — 0.1%

	United States — 0.1%
9,345,812	U.S. Treasury Inflation Indexed Bond, 0.88%, due 04/15/10(h)	9,337,045
	TOTAL DEBT OBLIGATIONS (COST $9,064,062)	9,337,045

	RIGHTS AND WARRANTS — 0.0%

	Brazil — 0.0%
3,598	Companhia Brasileira de Distribuicao Grupo Pao de Acucar Rights, Expires 06/03/09*	5,687
265,354	Itausa-Investimentos Itau SA Rights, Expires 06/03/09*	401,888
	Total Brazil	407,575

	Malaysia — 0.0%
4,851,866	Sunway City Warrants, Expires 10/04/17*	666,446
3,740,700	WCT Engineering Warrants, Expires 04/22/13*	481,704
	Total Malaysia	1,148,150
	TOTAL RIGHTS AND WARRANTS (COST $1,345,386)	1,555,725

	MUTUAL FUNDS — 0.0%

	United States — 0.0%

	Affiliated Issuers
8,064	GMO Special Purpose Holding Fund (a) (i)	5,887
	TOTAL MUTUAL FUNDS (COST $0)	5,887

	CONVERTIBLE SECURITIES — 0.1%

	India — 0.1%
3,380,000	Adani Enterprises Ltd, 6.00%, 01/27/12	2,906,800
4,000,000	Housing Development Finance Corp, Zero Coupon, 09/27/10	5,816,320
	Total India	8,723,120
	TOTAL CONVERTIBLE SECURITIES (COST $8,172,265)	8,723,120

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 0.6%

11	Brown Brothers Harriman Time Deposit, 0.02%, due 06/01/09	11
120,266	JPMorgan Chase Time Deposit, 7.25%, due 06/01/09	120,266
54,000,000	Societe Generale Time Deposit, 0.22%, due 06/01/09	54,000,000
	TOTAL SHORT-TERM INVESTMENTS (COST $54,120,277)	54,120,277

	TOTAL INVESTMENTS — 98.3% (Cost $7,733,356,875)	8,669,064,316

	Other Assets and Liabilities (net) — 1.7%	145,680,626

	TOTAL NET ASSETS — 100.0%	$8,814,744,942

As of May 31, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$8,350,593,692	$905,093,423	$(586,622,799)	$318,470,624

Additional information on each restricted security is as follows:

Issuer Description	Acquisition Date	Acquisition Cost	Value as a Percentage of Fund’s Net Assets	Value as of May 31, 2009
CBAY Systems Ltd	5/06/03-11/10/05	$—	0.00%	$59,482
CHP Investors (Multimedia)	3/05/01	18,178,923	0.16%	14,530,160
Divot Holdings NV, Convertible Securities-Class F	3/27/02	46,624	0.00%	466
Divot Holdings NV, Private Equity Securities-Class D	6/2/00	1,502,100	0.00%	900
Divot Holdings NV, Private Equity Securities-Class E	9/21/01	124,330	0.00%	1,244
Fire Capital Mauritius Private Fund	9/06/06-10/14/08	10,959,863	0.11%	10,028,262
MHP Investors (Tri Media Holdings Ltd)	5/01/05	27,983,521	0.32%	28,378,419
Martin Currie China A Share Fund Ltd Class B	1/20/06	2,710,928	0.09%	7,690,690
Martin Currie China A Share Fund Ltd Class S	10/14/08	—	0.02%	1,415,432
Millenium Information Technology	10/21/99	2,252,570	0.01%	787,470
NCH Eagle Fund LP	1/08/03	9,500,000	0.13%	11,115,950
SPG Infinity Technology Fund I	12/23/99	62,449	0.00%	5,582
Societe Generale Thalmann Ukraine Fund	7/15/97	199,943	0.00%	4,000
Steep Rock Russia Fund LP	12/22/06	2,000,000	0.02%	1,950,414
TDA India Technology Fund II LP	2/23/00-3/23/04	787,800	0.01%	1,260,496
The Emerging European Fund II LP	12/05/97-6/24/02	1,124,248	0.01%	765,337
				$77,994,304

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2009 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Special Purpose Holding Fund	$5,887	$—	$—	$—	$—	$5,887
Totals	$5,887	$—	$—	$—	$—	$5,887

Investments in Other Affiliated Issuers

An affiliated company is a company in which the Fund has or had owership of at least 5% of the voting securities. A summary of the Fund’s transactions with companies that are or were affiliates during the period ended May 31, 2009 is set forth below:

	Value
	beginning of		Sales	Dividend	Value, end
Affiliate	period	Purchases	Proceeds	Income	of period
Biomass Korea Co Ltd	662,925	—	12,273	—	650,547
Boryung Pharmaceutical Co Ltd	2,759,751	—	257,183	—	3,982,564
CBAY Systems Holdings Ltd	7,663,868	—	—	—	7,595,089
Daehan Pulp Co Ltd	1,825,376	3,337,502	287,511	—	6,702,538
Dimerco Express Taiwan Corp	6,639,875	—	214,408	—	9,636,824
In The F Co Ltd	1,677,571	—	66,363	—	2,767,822
Keangnam Enterprises Ltd*	707,885	4,792,414	4,012,546	—	4,644,045
Les Enphants Co Ltd	4,441,616	—	1,553,454	—	5,832,049
Millenium Information Technology	787,469	—	—	—	787,470
Pumyang Construction Co Ltd	5,161,915	—	140,592	—	6,016,188
Star Block Co Ltd (Foreign Registered)	859	—	—	—	906
Totals	$32,329,110	$8,129,916	$6,544,330	$—	$48,616,042

* No longer an affiliate as of May 31, 2009.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ADR - American Depositary Receipt

CPO - Ordinary Participation Certificate (Certificado de Participacion Ordinares), representing a bundle of shares of the multiple series of one issuer that trade together as a unit.

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depository Receipt

NVDR - Non-Voting Depository Receipt

*	Non-income producing security.
(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.
(b)	Bankrupt issuer.
(c)	Affiliated company.
(d)	Direct placement securities are restricted as to resale.
(e)	The security is currently in full liquidation.

(f)	The Fund is committed to additional capital contributions in the amount of $8,486,044 to this investment.
(g)

Represents an investment to equitize cash. iShares® MSCI Emerging Markets Index Fund is a separate investment portfolio of iShares, Inc., a registered investment company. The iShares® MSCI Emerging Markets Index Fund invests in global emerging markets and seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets Index. iShares® is a registered trademark of Barclays Global Investors, N.A. (“BGI”). Neither BGI nor the iShares® Funds make any representations regarding the advisability of investing in the iShares® MSCI Emerging Markets Index Fund.

(h)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.
(i)	Underlying investment represents interests in defaulted securities.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price, or broker bid (if the private market is more relevant in determining market value than the exchange).  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost.  Shares of investment funds are generally valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different than the value realized upon its sale.  For information about the pricing of some specific positions (e.g. swaps) see descriptions below.  Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE.  As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor using that vendor’s proprietary models.  As of May 31, 2009, 73.08% of the net assets of the Fund were valued using fair value prices based on models used by that third party vendor and are classified as using level 2 inputs in the table below.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund utilized the following fair value techniques on Level 3 investments: The Fund’s securities in Thailand were subject to a premium adjustment upon exceeding foreign ownership limitations. The Fund valued various investment funds based on valuations provided by fund sponsors and adjusted the values for liquidity considerations as well as the timing of the receipt of information. The Fund valued certain private equity securities based on values of underlying securities to which the securities are linked, and certain other equity securities based on the last traded exchange price adjusted for the movement in a related index. The Fund considered certain bankrupt securities to be worthless.

The following is a summary of the categorization of investments by inputs used as of May 31, 2009 in valuing the Fund’s investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$1,791,089,834	$—
Level 2 – Other Significant Observable Inputs	6,461,343,272	—
Level 3 – Significant Unobservable Inputs	416,631,210	—
Total	$8,669,064,316	$—

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$—

Underlying funds are classified above as either level 1 or level 2 (except for GMO Special Purpose Holding Fund, which is a level 3).  For the underlying fund’s summary of valuation inputs (including level 3 inputs, if any) please refer to the respective fund’s portfolio valuation note.  The aggregate absolute values of the Fund’s direct investments in securities using Level 3 inputs was 4.73% of total net assets.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of February 28, 2009	$323,561,829	$—
Realized gain (loss)	(44,547,792)	—
Change in unrealized appreciation/depreciation	122,712,232	—
Net purchases (sales)	13,675,547	—
Net transfers in and/or out of Level 3	1,229,394	—
Balance as of May 31, 2009	$416,631,210	$—

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amounts of the change in relative values of the two currencies).  The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.  Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses.  Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  These contracts involve market risk in excess of the unrealized gain or loss.  They expose the Fund to the risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts.

Rights and Warrants

A Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of options on securities, as described in Options below. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.

Futures contracts

The Fund may purchase and sell futures contracts.  A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price during a specified future time period.  Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is settled on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid market for the contract, the imposition of price limits or the failure of counterparty to perform under the contract terms.  Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. Because many foreign exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign futures in those markets or on those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor’s proprietary models.

Options

The Fund may purchase put and call options.  A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium for a purchased option.  That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option.  Premiums paid for options that expire are treated as realized losses.  Premiums paid for options that are exercised or closed are deducted from the proceeds of the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

The Fund may write (i.e., sell) call and put options.   Writing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options that expire are treated as realized gains.  Premiums received from writing options that are exercised or closed are deducted from the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the option.  In the event that the Fund writes call or put options without an offsetting exposure (e.g. call options on a security that the Fund does not own), it bears the risk of substantial losses if the price of the underlying asset increases (calls) or decreases (puts) during the term of the option.  Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written.  The Fund values options traded over-the-counter using inputs provided by primary pricing sources and industry models.

Indexed securities

The Fund may invest in indexed securities.  Indexed securities are securities whose values and/or coupons are linked to the prices of a specific instrument, group of instruments or financial statistic.

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps.  A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument.  Some swap contracts are net settled. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral and will typically post or receive additional collateral as market values change.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest payments, one party will receive a payment from or make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities.  Buying credit default protection reduces the buyer’s exposure (or increases negative exposure) in the event of an issuer’s default (e.g., it is intended to reduce risk where a party owns a security issued by or otherwise has exposure to the issuer).  Selling credit default protection subjects the seller to exposure to an issuer’s default or other credit events.  A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event (e.g., issuer default or similar event).  If no credit event occurs, the seller has no payment obligations.  For credit default swap agreements on asset-backed securities, a credit event may be triggered by various events, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security.  For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss.  Payments received or made on swap agreements are recorded as realized gain or loss.  Gains or losses are realized upon termination of the swap agreements, or reset dates as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement.  Such risks include the possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that the collateral the other party posts may be insufficient or not timely received by the Fund.  Specifically, the amount shown as owed to the Fund under a swap agreement is not reduced if there is uncertainty about the counterparty’s willingness or ability to pay.  Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

Investment risks

Investments in securities of issuers in emerging countries present risks that are not presented by many other investments. Many emerging countries are subject to political and/or economic instability.  The securities markets of emerging countries are generally smaller and less developed than the securities markets of the U.S. and developed foreign markets. Further, countries may expropriate, or impose various types of foreign currency regulations or controls that impede the Fund’s ability to repatriate, amounts it receives.   Also, fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s foreign currency holdings and investments denominated in foreign currency.  These factors may result in significant volatility in the values of the Fund’s holdings. The markets in emerging countries are typically less liquid than those of developed markets.  Accordingly, the Fund may not be able to realize in an actual sale amounts approximating the values it has placed on its holdings.

Some non-U.S. markets require foreign investors to obtain a license to invest in such markets. A license to invest in such markets may be subject to various limitations, including maximum investment amounts. Once a license is obtained, a Fund’s ability to continue to invest directly in such markets is subject to the risk that the license will be terminated or suspended. If the license were terminated or suspended, the Fund would be required to seek exposure to the market through the purchase of American Depositary Receipts, Global Depository Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a foreign license by one of GMO’s clients may preclude other clients, including a Fund, from obtaining a similar license, and this could limit the Fund’s investment opportunities. In addition, the activities of other GMO clients could cause the suspension or a revocation of such a license and could thereby limit the Funds’ investment opportunities.

Disclosures about Derivative Instruments and Hedging Activities–Effective March 1, 2009, the Fund adopted FASB Statement of Financial Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). This standard is an amendment to FASB Statement No. 133 (“FASB 133”), which expands the disclosure requirements of FASB 133 regarding an entity’s derivative instruments and hedging activities.

The Fund adopted SFAS 161 on March 1, 2009. As of May 31, 2009, the Fund held no derivative contracts for the purposes of SFAS 161.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Flexible Equities Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2009 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 98.4%

	Japan — 98.4%
36,100	ABC-Mart Inc	817,964
35,690	Acom Co Ltd	936,242
73,200	Aeon Co Ltd	679,411
141,000	Aeon Credit Service Co Ltd	1,868,848
12,000	Aeon Delight Co Ltd	186,301
55,500	Aica Kogyo Co Ltd	547,791
388,950	Aiful Corp	1,231,268
19,200	Alfresa Holdings Corp	790,588
33,800	Alpen Co Ltd	561,179
1,041,000	Aozora Bank Ltd *	1,674,896
21,000	Arcs Co Ltd	292,614
12,000	Ariake Japan Co Ltd	182,761
228,000	Asahi Glass Co Ltd	1,675,198
17,900	Asatsu-DK Inc	361,882
164,500	Atrium Co Ltd *	283,968
32,500	Autobacs Seven Co Ltd	1,076,135
17,200	Bank of Ikeda Ltd (The) *	688,899
6,200	Bank of Okinawa Ltd (The)	213,103
39,000	Bank of Saga Ltd (The)	116,732
22,200	Bank of the Ryukyus Ltd	191,628
385,000	Bank of Yokohama Ltd (The)	1,911,934
93,900	Belluna Co Ltd	366,808
116,000	Best Denki Co Ltd	498,246
2,707	BIC Camera Inc	851,325
11,000	BML Inc	223,362
31,000	Bunka Shutter Co Ltd	111,272
19,500	Canon Marketing Japan Inc	267,738
26,500	Cawachi Ltd	492,730
378,900	Cedyna Financial Corp *	872,788
481,000	Central Glass Co Ltd	1,829,940
160,700	Century Tokyo Leasing Corp	1,481,367
291,000	Chiba Bank Ltd	1,771,370
28,600	Chiba Kogyo Bank Ltd *	296,273
12,500	Chiyoda Co Ltd	182,908
30,300	Chiyoda Integre Co Ltd	337,698
178,200	Chubu Electric Power Co Inc	3,983,856
123,000	Chugai Ro Co Ltd	350,078
64,400	Chugoku Electric Power Co Inc	1,332,413
615,000	Chuo Mitsui Trust Holdings Inc	2,276,141
76,300	Circle K Sunkus Co Ltd	1,087,258
17,700	Coca-Cola Central Japan Co Ltd	243,965
6,500	Cocokara Fine Holdings Inc	90,992
137,000	COMSYS Holdings Corp	1,443,266
157,600	Credit Saison Co Ltd	2,120,401
74,100	CSK Holdings Corp *	316,500
138,800	Culture Convenience Club Co Ltd	1,146,046
190	DA Office Investment Corp	361,938
32,000	Dai Nippon Printing Co Ltd	412,087
25,800	Daidoh Ltd	135,101
329,000	Daiei Inc *	1,598,992
18,900	Daiichikosho Co Ltd	186,488
34,000	Daiken Corp	55,952
1,296,000	Daikyo Inc *	2,127,451
56,000	Daimei Telecom Engineering Corp	497,357
162,000	Daio Paper Corp	1,477,025

75,700	Daito Trust Construction Co Ltd	3,435,469
47,000	Daiwa House Industry Co Ltd	449,057
634,000	Daiwa Securities Group Inc	3,964,107
90,000	Daiwabo Co Ltd	253,854
92,600	DCM Japan Holdings Co Ltd	525,262
97,700	Don Quijote Co Ltd	1,720,246
23,900	Doshisha Co Ltd	321,214
17,600	DTS Corp	174,863
430	eAccess Ltd	352,471
331,300	Edion Corp	2,155,107
36,600	FamilyMart Co Ltd	1,070,907
109,700	Fast Retailing Co Ltd	13,005,354
20,300	FP Corp	973,698
1,034,000	Fuji Electric Holdings Co Ltd	1,691,697
102,400	Fuji Oil Co Ltd	1,161,351
18,000	Fuji Soft Inc	337,824
11,000	Fujicco Co Ltd	127,368
63,100	Fuyo General Lease Co Ltd	1,304,478
863	Geo Corp	592,540
75	Global One REIT Co Ltd	502,348
60,930	Goldcrest Co Ltd	1,547,248
127,000	GS Yuasa Corp	1,008,914
23,760	Gulliver International Co Ltd	531,667
53,800	H.I.S. Co Ltd	948,230
258,000	Hachijuni Bank Ltd (The)	1,473,907
13,120	Hakuhodo DY Holdings Inc	672,184
476,000	Hankyu Hanshin Holdings Inc	2,336,531
4,961,500	Haseko Corp *	4,109,969
15,200	Heiwado Co Ltd	186,190
62,000	Higashi-Nippon Bank Ltd (The)	144,698
70,900	Hikari Tsushin Inc	1,604,998
193,000	Hiroshima Bank Ltd (The)	769,694
206,000	Hitachi Cable Ltd	676,193
106,400	Hitachi Capital Corp	1,245,198
16,900	Hitachi Systems & Services Ltd	207,863
29,800	Hitachi Transport System Ltd	386,247
21,900	Hogy Medical Co Ltd	1,171,153
129,100	Hokkaido Electric Power Co Inc	2,442,803
71,000	Hokuetsu Bank Ltd (The)	137,981
110,000	Hokuetsu Paper Mills Ltd	495,086
47,000	Hokuriku Electric Power Co	1,093,998
29,300	Hokuto Corp	578,136
82,070	Honeys Co Ltd	512,548
62,000	Hyakujushi Bank Ltd (The)	290,675
22,000	IBJ Leasing Co Ltd	280,295
90,900	Ito En Ltd	1,236,892
20,100	Itoki Corp	54,688
61,000	Iyo Bank Ltd (The)	652,009
37,200	Izumi Co Ltd	440,149
102,000	Izumiya Co Ltd	544,250
170,000	J-Oil Mills Inc	571,721
251,000	JACCS Co Ltd	510,510
189	Japan Retail Fund Investment Corp (REIT)	877,384
610,200	Joint Corp *	1,381,347
51,000	Joshin Denki Co Ltd	364,225
174,100	JS Group Corp	2,547,439
102,100	K’s Holdings Corp	2,257,396
1,633,000	Kajima Corp	5,078,598
329	Kakaku.com Inc	1,223,543
134,000	Kamigumi Co Ltd	1,035,072

72,000	Kandenko Co Ltd	505,153
39,900	Kansai Electric Power Co Inc	870,702
126,000	Kansai Urban Banking Corp	261,710
63,500	Kanto Tsukuba Bank Ltd (The) *	223,879
32,000	Kasumi Co Ltd	138,122
32,600	Kato Sangyo Co Ltd	487,959
103,000	Keihan Electric Railway Co Ltd	433,654
262,000	Keihin Electric Express Railway Co Ltd	2,016,527
41,000	Keisei Electric Railway Co Ltd	215,727
39,400	Keiyo Co Ltd	196,877
7,265	Kenedix Inc *	2,219,411
527,000	Kintetsu Corp	2,365,214
14,422	KK daVinci Holdings *	1,583,368
41,400	Kohnan Shoji Co Ltd	377,399
113,700	Kojima Co Ltd	646,032
14,900	Komeri Co Ltd	335,318
193,000	Krosaki Harima Corp	421,416
181,000	Kurabo Industries Ltd	303,423
30,000	Kyodo Printing Co Ltd	74,117
17,400	Kyoritsu Maintenance Co Ltd	290,189
125,000	Kyowa Exeo Corp	1,193,053
65,000	Kyudenko Corp	410,549
208,600	Kyushu Electric Power Co Inc	4,389,930
59,000	Lawson Inc	2,447,714
205,600	Leopalace21 Corp	1,819,394
269,000	Maeda Corp	1,026,347
78,000	Maeda Road Construction Co Ltd	709,449
19,200	Mandom Corp	436,850
67,000	Marudai Food Co Ltd	167,387
727,000	Maruha Group Inc	1,125,714
147,900	Marui Group Co Ltd	876,091
22,000	Maruzen Showa Unyu Co Ltd	62,727
20,800	Matsuda Sangyo Co Ltd	302,692
152,700	Matsui Securities Co Ltd	1,250,999
24,000	McDonald’s Holdings Co (Japan) Ltd	472,014
148,000	Mediceo Paltac Holdings Co Ltd	1,738,168
24,219	Meiji Holdings Co Ltd *	810,859
53,000	Mercian Corp	101,767
262	MID REIT Inc	535,919
18,200	Mikuni Coca-Cola Bottling Co Ltd	147,553
64,400	Miraca Holdings Inc	1,461,213
440,000	Mitsubishi Electric Corp	2,556,548
417,000	Mitsubishi Paper Mills Ltd	624,528
3,034,600	Mitsubishi UFJ Financial Group Inc	19,255,888
141,720	Mitsubishi UFJ Lease & Finance Co Ltd	3,926,158
25,000	Mitsui Home Co Ltd	125,379
9,016,400	Mizuho Financial Group Inc	21,678,952
449,000	Mizuho Investors Securities Co Ltd *	502,494
77,000	Morinaga & Co Ltd	157,481
269,000	Morinaga Milk Industry Co Ltd	921,212
125,000	Nagoya Railroad Co Ltd	394,106
311,000	Nankai Electric Railway Co Ltd	1,399,493
84,000	Nanto Bank Ltd (The)	452,988
14,800	NEC Fielding Ltd	171,271
14,300	NEC Networks & System Integration Corp	157,114
738	Net One Systems Co Ltd	1,177,702
427,000	Nichias Corp	1,239,092
19,200	Nichiha Corp	118,192
150,000	Nichirei Corp	578,483
94,000	Nihon Yamamura Glass Co Ltd	210,164

106,000	Nippon Corp	969,541
87,000	Nippon Densetsu Kogyo Co Ltd	854,339
447,000	Nippon Express Co Ltd	1,900,140
124,000	Nippon Flour Mills Co Ltd	543,758
44,000	Nippon Konpo Unyu Soko Co Ltd	430,462
97,000	Nippon Meat Packers Inc	1,173,546
168,200	Nippon Paper Group Inc	4,766,245
256	Nippon Residential Investment Corp	441,571
62,600	Nippon Signal Co Ltd (The)	478,173
397,300	Nippon Suisan Kaisha Ltd	1,111,779
288,600	Nippon Telegraph & Telephone Corp	12,011,207
1,279,000	Nishimatsu Construction Co Ltd	1,883,903
90,700	Nishimatsuya Chain Co Ltd	736,430
60,300	Nissen Holdings Co Ltd	265,161
12,200	Nissha Printing Co Ltd	508,168
228,000	Nisshin Oillio Group Ltd (The)	1,182,470
73,000	Nisshin Seifun Group Inc	828,853
34,000	Nisshinbo Holdings Inc	351,879
26,000	Nissin Corp	55,641
14,600	Nissin Foods Holding Co Ltd	454,449
47,350	Nitori Co Ltd	2,873,415
424,000	Nitto Boseki Co Ltd	758,596
19,900	Nitto Kogyo Corp	161,676
95,900	Nomura Holdings Inc	721,274
5,834	NTT Docomo Inc	8,738,749
880,000	Obayashi Corp	4,012,533
2,810	Obic Co Ltd	422,125
280,000	Odakyu Electric Railway Co Ltd	2,409,114
715,000	OJI Paper Co Ltd	3,329,750
36,000	Okamura Corp	189,635
50	Okinawa Cellular Telephone Co	88,424
21,300	Okinawa Electric Power Co	1,128,956
11,000	Okuwa Co Ltd	121,861
106,000	Onward Holdings Co Ltd	662,699
11,700	Oracle Corp	420,277
774,500	Orient Corp *	902,036
50,500	Oriental Land Co Ltd	3,338,163
203,450	ORIX Corp	12,879,898
245,000	Osaka Gas Co Ltd	778,804
18,000	Paris Miki Holdings Inc	173,253
349	Pasona Group Inc	193,369
866,500	Penta Ocean Construction Co Ltd *	1,261,839
30,700	Pigeon Corp	778,473
126	PILOT Corp	147,325
35,500	PLENUS Co Ltd	524,765
42,520	Point Inc	2,024,414
49,400	QP Corp	495,011
933	Rakuten Inc	511,139
86,000	Rengo Co Ltd	473,773
678,500	Resona Holdings Inc	10,209,320
20,000	Resorttrust Inc	193,122
53,000	Ricoh Leasing Co Ltd	933,306
34,700	Right On Co Ltd	274,503
155,800	Round One Corp	1,441,454
41,000	Ryohin Keikaku Co Ltd	1,584,492
25,800	Ryoshoku Ltd	624,094
144,000	Sagami Railway Co Ltd	607,290
17,700	Saint Marc Holdings Co Ltd	522,443
30,900	Saizeriya Co Ltd	362,931
16,300	Sakata Seed Corp	225,815

6,800	San-A Co Ltd	202,930
21,600	Sanei-International Co Ltd	148,954
57,000	Sanki Engineering	414,298
369,000	Sankyo-Tateyama Holdings Inc *	295,852
213,000	Sankyu Inc	757,597
27,100	Sanrio Co Ltd	219,434
234,000	Sanwa Shutter Corp	717,951
140,000	Sanyo Shokai Ltd	488,895
5,017	SBI Holdings Inc	808,956
151,000	Seiko Holdings Corp	411,770
217,000	Seino Holdings Co Ltd	1,447,996
64,400	Seiren Co Ltd	288,286
224,000	Sekisui Chemical Co Ltd	1,375,423
296,000	Sekisui House Ltd	2,865,906
48,000	Senko Co Ltd	145,766
19,900	Senshukai Co Ltd	130,652
1,036,400	Seven & I Holdings Co Ltd	25,187,507
373	Seven Bank Ltd	970,687
39,800	Shikoku Electric Power Co Inc	1,126,248
23,200	Shimamura Co Ltd	1,787,521
376,000	Shimizu Corp	1,700,530
62,000	Shizuoka Gas Co Ltd	333,684
25,400	SHO-BOND Holdings Co Ltd	476,074
83,100	Shoei Co Ltd	668,463
35,000	Showa Sangyo Co Ltd	100,763
105,000	Snow Brand Milk Products Co Ltd	312,514
107,300	SoftBank Corp	1,955,110
602,100	Sumitomo Electric Industries Ltd	6,846,356
220,000	Sumitomo Forestry Co Ltd	1,580,666
412,000	Sumitomo Osaka Cement Co Ltd	942,402
1,511,000	Sumitomo Trust & Banking Co Ltd	7,189,020
11,300	Sundrug Co Ltd	228,956
30,200	Suzuken Co Ltd	779,459
781,000	SWCC Showa Holdings Co Ltd *	670,125
761	T-Gaia Corp	991,268
233,000	Taihei Kogyo Co Ltd	734,595
1,674,000	Taiheiyo Cement Co Ltd	3,058,761
37,600	Taikisha Ltd	405,586
2,241,000	Taisei Corp	5,570,687
44,000	Takara Holdings Inc	257,876
90,000	Takara Standard Co Ltd	517,563
41,000	Takasago Thermal Engineering Co Ltd	324,053
158,600	Takefuji Corp	921,145
433,000	TOA Corp	585,830
157,000	Toho Gas Co Ltd	642,977
51,300	Toho Holdings Co Ltd	515,809
97,100	Tohoku Electric Power Co Inc	1,989,257
226,000	Tokai Tokyo Financial Holdings	662,646
18,050	Token Corp	516,095
917,800	Tokyo Electric Power Co Inc (The)	23,101,128
1,479,000	Tokyo Gas Co Ltd	5,443,606
147,000	Tokyo Tatemono Co Ltd	700,602
30,500	Tokyo Tomin Bank Ltd (The)	502,758
57,760	Tokyu Construction Co Ltd *	172,153
105,000	Tokyu Land Corp	439,745
53,200	Toppan Forms Co Ltd	631,882
92,000	Toppan Printing Co Ltd	831,039
71,000	Toshiba Plant Systems & Services Corp	788,700
636,000	Toyo Construction Co Ltd	417,847
91,000	Toyo Securities Co Ltd *	182,458

97,000	Toyo Suisan Kaisha Ltd	2,135,147
469,000	Toyobo Co Ltd	712,186
18,000	Uchida Yoko Co Ltd	58,639
12,000	Unicharm Petcare Corp	347,189
49,300	United Arrows Ltd	324,374
523,000	Unitika Ltd *	477,407
372,000	UNY Co Ltd	2,918,099
45,500	USS Co Ltd	2,587,641
34,400	Valor Co Ltd	262,298
30,400	WATAMI Co Ltd	586,439
16,000	Wood One Co Ltd	50,173
46,700	Xebio Co Ltd	865,855
19,500	Yachiyo Bank Ltd (The)	588,599
2,092	Yahoo Japan Corp	561,226
13,680	Yamada Denki Co Ltd	786,216
131,000	Yamazaki Baking Co Ltd	1,345,576
7,000	Yaoko Co Ltd	203,604
11,000	Yokohama Reito Co Ltd	67,135
24,500	Yonekyu Corp	245,423
17,000	Yurtec Corp	87,006
29,100	Yusen Air & Sea Service Co Ltd	345,190
56,900	Zensho Co Ltd	296,885
	Total Japan	444,746,104
	TOTAL COMMON STOCKS (COST $451,382,529)	444,746,104

Par Value ($)	Description	Value ($)

	SHORT—TERM INVESTMENTS — 0.8%

69,513	Bank of Tokyo-Mitsubishi Time Deposit, 0.06%, due 06/01/09	69,513
500,000	BNP Paribas Time Deposit, 0.20%, due 06/01/09	500,000
712,202	Citibank Time Deposit, 0.01%, due 06/01/09	712,202
600,000	Commerzbank Time Deposit, 0.18%, due 06/01/09	600,000
600,000	HSBC Bank (USA) Time Deposit, 0.15%, due 06/01/09	600,000
500,000	Royal Bank of Canada Time Deposit, 0.15%, due 06/01/09	500,000
500,000	Societe Generale Time Deposit, 0.22%, due 06/01/09	500,000
	TOTAL SHORT-TERM INVESTMENTS (COST $3,481,715)	3,481,715

	TOTAL INVESTMENTS — 99.2% (Cost $454,864,244)	448,227,819

	Other Assets and Liabilities (net) — 0.8%	3,702,674

	TOTAL NET ASSETS — 100.0%	$451,930,493

As of May 31, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$455,676,507	$29,302,412	$(36,751,100)	$(7,448,688)

A summary of outstanding financial instruments at May 31, 2009 is as follows:

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
12	TOPIX	June 2009	$1,131,639	$39,070

As of May 31, 2009, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*       Non-income producing security.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price, or broker bid (if the private market is more relevant in determining market value than the exchange).  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost.  Shares of investment funds are generally valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different than the value realized upon its sale. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE.  As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor using that vendor’s proprietary models.  As of May 31, 2009, 98.23% of the net assets of the Fund were valued using fair value prices based on models used by that third party vendor and are classified as using level 2 inputs in the table below.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the categorization of investments by inputs used as of May 31, 2009 in valuing the Fund’s investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$4,292,573	$—
Level 2 – Other Significant Observable Inputs	443,935,246	39,070
Level 3 – Significant Unobservable Inputs	—	—
Total	$448,227,819	$39,070

*Other financial instruments include futures contracts.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$—

The Fund held no investments or other financial instruments at either February 28, 2009 or May 31, 2009, whose fair value was determined using Level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amounts of the change in relative values of the two currencies).  The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.  Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses.  Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  These contracts involve market risk in excess of the unrealized gain or loss.  They expose the Fund to the risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts.

Futures contracts

The Fund may purchase and sell futures contracts.  A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price during a specified future time period.  Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is settled on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid market for the contract, the imposition of price limits or the failure of counterparty to perform under the contract terms.  Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. Because many foreign exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign futures in those markets or on those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor’s proprietary models.

Options

The Fund may purchase put and call options.  A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium for a purchased option.  That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option.  Premiums paid for options that expire are treated as realized losses.  Premiums paid for options that are exercised or closed are deducted from the proceeds of the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

The Fund may write (i.e., sell) call and put options.   Writing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options that expire are treated as realized gains.  Premiums received from writing options that are exercised or closed are deducted from the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the option.  In the event that the Fund writes call or put options without an offsetting exposure (e.g. call options on a security that the Fund does not own), it bears the risk of substantial losses if the price of the underlying asset increases (calls) or decreases (puts) during the term of the option.  Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written.  The Fund values options traded over-the-counter using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, swaps on securities and securities indicies, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps.  A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument.  Some swap contracts are net settled. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral and will typically post or receive additional collateral as market values change.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest payments, one party will receive a payment from or make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities.  Buying credit default protection reduces the buyer’s exposure (or increases negative exposure) in the event of an issuer’s default (e.g., it is intended to reduce risk where a party owns a security issued by or otherwise has exposure to the issuer).  Selling credit default protection subjects the seller to exposure to an issuer’s default or other credit events.  A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event (e.g., issuer default or similar event).  If no credit event occurs, the seller has no payment obligations.    For credit default swap agreements on asset-backed securities, a credit event may be triggered by various events, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss.  Payments received or made on swap agreements are recorded as realized gain or loss.  Gains or losses are realized upon termination of the swap agreements, or reset dates as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement.  Such risks include the possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that the collateral the other party posts may be insufficient or not timely received by the Fund.  Specifically, the amount shown as owed to the Fund under a swap agreement is not reduced if there is uncertainty about the counterparty’s willingness or ability to pay. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

Investment risks

The Fund is subject to risks involved in investing in foreign securities that are not presented by investments in U.S. securities. These risks may involve adverse political and economic developments, including expropriation and the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

Disclosures about Derivative Instruments and Hedging Activities–Effective March 1, 2009, the Fund adopted FASB Statement of Financial Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). This standard is an amendment to FASB Statement No. 133 (“FASB 133”), “Accounting for Derivative Instruments” which expands the disclosure requirements of FASB 133 regarding an entity’s derivative instruments and hedging activities.

The table below summarizes the fair values of derivatives held by the Fund at May 31, 2009 by risk category:

Derivatives not accounted for as hedging	Asset Derivatives (Unrealized Appreciation)	Liability Derivatives (Unrealized Depreciation)
instruments under Statement 133^^	Fair Value	Fair Value
Interest rate contracts	$—	$—
Foreign exchange contracts	—	—
Credit contracts	—	—
Equity contracts*	39,070	—
Other contracts	—	—
Total	$39,070	$—

* Includes cumulative appreciation/depreciation of futures contracts.

^^ As the Fund values its derivatives at fair value and recognizes changes in fair value through the statement of operations, it does not qualify for hedge accounting under FASB 133. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of SFAS 161 disclosure.

The amounts above correspond with amounts in the Schedule of Investment for “Futures Contracts”.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Foreign Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2009 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 96.6%

	Australia — 1.9%
377,477	Aristocrat Leisure Ltd	1,105,017
503,320	Australia and New Zealand Banking Group Ltd	6,505,493
484,119	Brambles Ltd	2,302,863
422,668	Coca Cola Amatil Ltd	2,870,097
70,564	Commonwealth Bank of Australia	1,991,102
561,449	Consolidated Media Holdings Ltd	1,042,803
931,232	Crown Ltd	5,449,934
125,808	CSL Ltd	2,970,569
3,386,680	Fairfax Media Ltd	3,137,185
407,072	Goodman Group	83,540
1,885,036	Insurance Australia Group Ltd	5,543,850
479,766	Lend Lease Corp Ltd	2,684,263
488,270	Metcash Ltd	1,645,799
107,482	National Australia Bank Ltd	1,923,784
86,682	QBE Insurance Group Ltd	1,360,172
14,469	Rio Tinto Ltd	761,152
1,967,498	Stockland (REIT)	4,936,407
606,644	TABCORP Holdings Ltd	3,598,107
1,366,634	Tatts Group Ltd	2,706,565
1,866,862	Telstra Corp Ltd	4,679,956
282,706	Westfield Group	2,498,191
155,547	Westpac Banking Corp	2,368,423
	Total Australia	62,165,272

	Austria — 0.3%
20,223	Flughafen Wien AG	786,014
92,634	OMV AG	3,794,699
169,290	Telekom Austria AG	2,622,341
88,336	Wienerberger AG *	1,253,505
	Total Austria	8,456,559

	Belgium — 1.0%
305,660	Belgacom SA	9,607,141
126,871	Compagnie d’Entreprises CFE	5,798,505
177,321	Delhaize Group	13,073,576
174,603	Umicore	4,207,401
	Total Belgium	32,686,623

	Brazil — 0.5%
758,100	Hypermarcas SA *	8,580,447
152,700	Lupatech SA *	2,075,218
145,900	Sul America SA	2,109,603
125,000	Totvs SA	4,399,395
	Total Brazil	17,164,663

	Canada — 0.0%
220,100	KAP Resources Ltd * (a) (b)	2,016

	Finland — 4.1%
558,113	Fortum Oyj	13,702,685
374,088	KCI Konecranes Oyj	8,998,641
138,785	Kesko Oyj Class B	4,015,605
545,287	Neste Oil Oyj	8,433,923
3,004,511	Nokia Oyj	46,108,942

858,031	Nokian Renkaat Oyj	16,350,636
990,960	Sampo Oyj Class A	18,699,482
588,844	Stora Enso Oyj-Class R *	3,547,217
621,625	UPM-Kymmene Oyj	5,846,582
1,117,812	YIT Oyj	11,865,485
	Total Finland	137,569,198

	France — 10.6%
51,123	Accor SA	2,281,525
316,231	Air France-KLM	5,066,841
3,147,621	Alcatel-Lucent *	8,030,873
287,250	ArcelorMittal	9,570,939
533,161	AXA	9,994,334
351,162	BNP Paribas	24,334,709
208,723	Bouygues	8,629,088
205,113	Cap Gemini SA	7,948,377
450,150	Carrefour SA	20,273,164
8,719	CNP Assurances	826,821
89,596	Compagnie Generale des Etablissements Michelin-Class B	5,466,885
132,439	Danone SA	6,617,764
152,974	Essilor International SA	7,070,629
1,055,135	France Telecom SA	25,730,865
664,206	GDF Suez	26,242,954
118,585	GDF Suez VVPR Strip *	167
88,367	L’Oreal SA	6,997,573
27,127	Lafarge SA *	1,860,092
12,518	Lafarge SA-New *	789,273
71,027	Neopost SA	5,920,147
77,988	Pernod-Ricard SA	4,889,806
165,701	Peugeot SA *	5,049,185
172,878	Renault SA *	6,706,689
565,996	Sanofi-Aventis	36,124,250
165,393	Schneider Electric SA	12,362,932
82,259	Societe BIC SA	4,516,961
143,321	Societe Generale	8,409,207
93,822	Technip SA	4,653,199
92,369	Thales SA	4,358,012
1,079,247	Total SA	62,263,123
777,579	Vivendi Universal SA	20,577,263
19,234	Wendel	817,888
	Total France	354,381,535

	Germany — 7.8%
229,467	Adidas AG	8,420,861
204,529	Allianz SE (Registered)	20,302,030
60,561	Axel Springer AG	5,900,718
320,629	BASF AG	13,597,672
304,298	Bayer AG	17,400,049
256,491	Bayerische Motoren Werke AG	9,272,631
114,002	Beiersdorf AG	5,608,158
327,317	Commerzbank AG *	2,587,140
493,561	Daimler AG (Registered)	18,154,155
113,272	Deutsche Bank AG (Registered)	7,663,359
40,887	Deutsche Boerse AG	3,582,707
131,669	Deutsche Post AG (Registered)	1,819,090
1,167,124	Deutsche Telekom AG (Registered)	13,442,758
931,295	E.ON AG	33,056,876
79,414	Fraport AG	3,262,179
94,383	Fresenius Medical Care AG & Co	3,976,413

220,720	Heidelberger Druckmaschinen AG	1,560,247
875,876	Infineon Technologies AG *	2,777,628
28,541	Linde AG	2,379,908
202,721	MAN SE	12,421,700
66,166	Merck KGaA	6,363,536
63,762	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	9,005,255
212,449	RWE AG	17,688,501
459,714	SAP AG	19,848,027
266,293	Siemens AG (Registered)	19,464,655
	Total Germany	259,556,253

	Greece — 0.6%
504,532	EFG Eurobank Ergasias *	5,817,878
214,300	National Bank of Greece SA *	5,856,379
319,042	OPAP SA	9,873,068
	Total Greece	21,547,325

	Hong Kong — 3.5%
1,760,500	Cheung Kong Holdings Ltd	21,936,643
1,094,000	CLP Holdings Ltd	7,343,102
3,424,300	Great Eagle Holdings Ltd	7,183,860
1,419,000	Hutchison Whampoa Ltd	9,972,833
7,815,755	Link (REIT)	15,312,035
2,923,000	MTR Corp Ltd	9,263,531
10,182,887	New World Development Co Ltd	19,331,190
6,566,000	Wharf Holdings Ltd (The)	27,379,769
	Total Hong Kong	117,722,963

	India — 0.1%
98,500	Infosys Technologies Sponsored ADR	3,406,130

	Ireland — 0.1%
139,046	CRH Plc	3,276,526
7,119	DCC Plc	148,668
	Total Ireland	3,425,194

	Italy — 7.9%
646,160	Alleanza Assicurazioni SPA	4,703,793
639,993	Assicurazioni Generali SPA	14,236,929
141,308	Atlantia SPA	2,993,105
4,337,339	Banca Monte dei Paschi di Siena SPA	7,421,339
317,673	Banca Popolare di Milano Scarl	2,132,267
269,507	Buzzi Unicem SPA	3,819,155
5,128,115	Enel SPA	30,540,726
2,252,150	ENI SPA	54,644,502
654,280	Fiat SPA *	7,025,922
820,593	Finmeccanica SPA	11,608,092
6,533,453	Intesa San Paolo *	23,353,722
2,495,714	Intesa Sanpaolo-Di RISP	7,474,441
514,017	Italcementi SPA-Di RISP	3,294,708
282,526	Lottomatica SPA	5,674,505
1,198,917	Mediaset SPA	7,054,065
528,734	Mediobanca SPA	6,350,010
2,021,031	Pirelli & C SPA *	820,900
353,991	Prysmian SPA	5,137,618
745,496	Snam Rete Gas SPA	3,231,235
12,046,429	Telecom Italia SPA	17,065,782
13,557,018	Telecom Italia SPA-Di RISP	13,913,580
8,849,431	UniCredit SPA *	23,308,139

448,527	Unione di Banche Italiane ScpA	6,217,686
	Total Italy	262,022,221

	Japan — 21.8%
500,700	Aisin Seiki Co Ltd	9,909,687
430,200	Asahi Breweries Ltd	5,943,604
609,500	Astellas Pharma Inc	20,770,292
841,100	Bridgestone Corp	12,826,676
837,600	Canon Inc	27,789,317
1,158,000	Chiba Bank Ltd	7,048,956
3,075,000	Chuo Mitsui Trust Holdings Inc	11,380,703
253,400	Circle K Sunkus Co Ltd	3,610,892
328,500	Denso Corp	7,805,612
536,300	East Japan Railway Co	32,019,604
189,800	Electric Power Development Co Ltd	5,412,986
2,224	Fuji Media Holdings Inc	2,922,659
198,600	Hokkaido Electric Power Co Inc	3,757,868
1,652,300	Honda Motor Co Ltd	47,939,376
719,200	Hoya Corp	14,905,940
1,316,000	Itochu Corp	9,585,415
679	Japan Real Estate Investment Corp	5,271,697
4,842	Japan Tobacco Inc	13,958,642
536,100	JSR Corp	8,000,607
5,826	Jupiter Telecommunications Co Ltd	4,278,630
556,300	Kansai Electric Power Co Inc	12,139,634
847,000	Kao Corp	18,700,254
928,000	Kirin Holdings Co Ltd	11,705,874
400,700	Konami Corp	7,384,957
371,900	Lawson Inc	15,428,897
157,900	Miraca Holdings Inc	3,582,694
772,200	Mitsubishi Corp	14,714,967
2,670,000	Mitsubishi Electric Corp	15,513,598
2,821,200	Mitsubishi UFJ Financial Group Inc	17,901,770
959,000	Mitsui OSK Lines Ltd	6,836,392
728,000	Nichirei Corp	2,807,571
48,400	Nintendo Co Ltd	13,061,215
635	Nippon Building Fund Inc	5,619,489
1,728,000	Nippon Express Co Ltd	7,345,509
1,486,000	Nippon Oil Corp	9,080,070
3,526,000	Nippon Steel Corp	13,553,105
358,000	Nissan Chemical Industries Ltd	3,782,153
230,400	Nissin Foods Holding Co Ltd	7,171,576
1,073,200	Nomura Holdings Inc	8,071,651
968	Nomura Real Estate Office Fund (REIT)	5,740,808
256,300	Nomura Research Institute Ltd	4,697,637
5,187	NTT Data Corp	15,522,749
18,599	NTT Docomo Inc	27,859,444
462	ORIX JREIT Inc (REIT)	2,057,800
2,081,800	Panasonic Corp	29,909,886
634,000	Ricoh Company Ltd	8,687,359
1,182,000	Sekisui Chemical Co Ltd	7,257,812
795,000	Seven & I Holdings Co Ltd	19,320,791
4,368	Seven Bank Ltd	11,367,192
391,800	Shin-Etsu Chemical Co Ltd	20,441,222
688,000	Shionogi & Co Ltd	13,559,222
472,000	Sompo Japan Insurance Inc	3,460,644
2,277	Sony Financial Holdings Inc	6,685,248
337,300	Stanley Electric Co Ltd	5,384,900
1,231,100	Sumitomo Electric Industries Ltd	13,998,587

313,700	Takeda Pharmaceutical Co Ltd	12,476,872
1,505,000	Tokyo Gas Co Ltd	5,539,302
298,000	Toyo Suisan Kaisha Ltd	6,559,524
1,157,100	Toyota Motor Corp	46,140,173
106,600	Unicharm Corp	7,450,870
1,391	West Japan Railway Co	4,559,692
	Total Japan	728,218,273

	Malaysia — 0.1%
1,748,600	IJM Corp Berhad	2,835,305

	Netherlands — 2.7%
82,370	Akzo Nobel NV	3,853,446
98,231	Fugro NV	4,097,622
298,838	Heineken NV	10,712,261
1,642,727	ING Groep NV	17,441,151
567,035	Koninklijke Ahold NV	6,909,617
865,512	Koninklijke KPN NV	11,388,779
314,980	Koninklijke Philips Electronics NV	5,954,850
69,411	Koninklijke Ten Cate NV	1,670,777
272,269	Reed Elsevier NV	3,300,116
185,918	TNT NV	3,671,726
679,455	Unilever NV	16,338,728
183,935	Wolters Kluwer NV	3,509,660
	Total Netherlands	88,848,733

	New Zealand — 0.0%
90,009	Air New Zealand	61,316
282,663	Telecom Corp of New Zealand	455,452
	Total New Zealand	516,768

	Norway — 2.2%
181,100	Acergy SA	1,856,157
215,400	Aker Solutions ASA	1,899,070
1,222,800	DnB NOR ASA *	10,234,749
1,795,000	DNO International ASA *	2,345,446
1,720,500	Dockwise Ltd *	2,003,506
4,893,370	Prosafe ASA	25,106,294
3,796,454	Prosafe Production Public Ltd *	8,661,517
190,000	Seadrill Ltd	2,801,514
570,550	Yara International ASA	18,933,379
	Total Norway	73,841,632

	Philippines — 0.1%
31,072,000	Alliance Global Group Inc *	2,003,313

	Singapore — 0.8%
4,012,000	Ascendas Real Estate Investment Trust (REIT)	4,245,059
666,130	DBS Group Holdings Ltd	5,470,501
1,582,800	Keppel Corp Ltd	7,962,246
549,300	Singapore Airlines Ltd	4,764,271
1,775,000	Singapore Telecommunications	3,716,543
	Total Singapore	26,158,620

	South Korea — 0.6%
67,100	KB Financial Group Inc *	2,144,773
81,500	Samsung Card Co Ltd	3,107,586

34,290	Samsung Electronics Co Ltd	15,333,379
	Total South Korea	20,585,738

	Spain — 2.5%
597,280	Banco Bilbao Vizcaya Argentaria SA	7,274,645
1,544,325	Banco Santander SA	16,407,573
46,862	Grifols SA *	847,784
1,573,416	Iberdrola SA	13,511,993
462,147	Mapfre SA	1,611,723
79,711	Red Electrica de Espana	3,742,670
279,218	Repsol YPF SA	6,288,700
20,478	Tecnicas Reunidas SA	909,199
1,456,755	Telefonica SA	31,556,800
	Total Spain	82,151,087

	Sweden — 1.4%
199,796	Elekta AB Class B	2,786,632
675,990	Ericsson LM B Shares	6,263,321
389,949	Getinge AB Class B	5,271,754
1,103,249	Nordea Bank AB	8,867,105
1,377,632	Svenska Cellulosa AB Class B	15,982,966
1,608,642	TeliaSonera AB	8,305,222
	Total Sweden	47,477,000

	Switzerland — 3.4%
634,210	ABB Ltd *	10,485,926
38,269	Baloise Holding Ltd	3,048,512
106,621	Bank Sarasin & Cie AG Class B (Registered) *	3,332,951
70,158	Energiedienst Holding AG (Registered)	2,995,555
24,513	Geberit AG (Registered)	3,021,175
893,747	Nestle SA (Registered)	32,543,896
705,360	Novartis AG (Registered)	28,225,809
74,655	Roche Holding AG (Non Voting)	10,222,097
31,091	Swisscom AG (Registered)	9,216,803
52,403	Zurich Financial Services AG	9,807,359
	Total Switzerland	112,900,083

	Taiwan — 0.7%
4,540,022	Asustek Computer Inc	6,464,249
174,679	Chunghwa Telecom Co Ltd ADR 144A	3,320,648
1,206,800	Hon Hai Precision Industry Co Ltd	4,623,475
2,646,000	Quanta Computer Inc	4,276,433
2,860,000	Taiwan Semiconductor Manufacturing Co Ltd	5,293,207
	Total Taiwan	23,978,012

	Turkey — 0.1%
721,300	Turkiye Halk Bankasi AS	2,788,974

	United Kingdom — 21.8%
221,975	AMEC Plc	2,444,359
260,525	Amlin Plc	1,483,916
527,151	Anglo American Plc	15,241,612
287,433	Associated British Foods Plc	3,421,788
731,324	AstraZeneca Plc	30,514,433
1,300,075	Aviva Plc	7,056,554
2,990,597	BAE Systems Plc	16,645,993
2,287,792	Barclays Plc	11,116,330
65,427	Berkeley Group Holdings Plc (Unit Shares) *	944,154

1,720,072	BG Group Plc	31,605,414
939,607	BHP Billiton Plc	22,520,506
8,370,742	BP Plc	69,195,412
568,928	British American Tobacco Plc	15,594,043
180,669	British Sky Broadcasting Group Plc	1,300,639
254,107	Bunzl Plc	2,109,419
261,078	Capita Group Plc	3,032,891
97,870	Carnival Plc	2,547,095
1,633,747	Centrica Plc	6,524,018
813,204	Cobham Plc	2,354,933
940,648	Compass Group Plc	5,471,163
801,626	Diageo Plc	10,978,864
402,597	Experian Plc	2,989,517
123,177	Filtrona Plc	252,496
100,754	Fresnillo Plc	1,103,264
2,465,953	GlaxoSmithKline Plc	41,702,036
433,541	Group 4 Securicor Plc	1,485,536
188,531	Hiscox Ltd	995,252
1,025,350	Home Retail Group Plc	3,870,240
8,336,418	HSBC Holdings Plc	75,511,561
121,995	ICAP Plc	781,902
861,617	Imperial Tobacco Group Plc	22,413,549
1,037,191	International Power Plc	4,620,757
803,520	J Sainsbury Plc	4,060,592
95,527	Jardine Lloyd Thompson Group Plc	662,144
722,086	John Wood Group Plc	3,321,759
138,307	Johnson Matthey Plc	2,732,077
436,742	Kazakhmys Plc	4,944,221
761,514	Lamprell Plc	1,453,909
42,330	Lancashire Holdings Ltd *	322,927
486,118	Land Securities Group Plc	3,843,304
3,235,291	Legal & General Group Plc	3,181,132
1,977,211	Lloyds Banking Group Plc	2,177,438
61,609	Lonmin Plc	1,436,147
1,036,380	Marks & Spencer Group Plc	4,788,934
708,924	National Grid Plc	6,874,037
254,888	Next Plc	6,047,622
220,343	Pearson Plc	2,346,632
654,647	Prudential Plc	4,552,951
300,520	Reckitt Benckiser Group Plc	13,090,297
382,112	Reed Elsevier Plc	3,103,238
360,325	Rio Tinto Plc	16,416,469
394,005	Rolls-Royce Group Plc *	2,105,798
50,381,760	Rolls-Royce Group Plc Class C	81,432
2,587,461	Royal Bank of Scotland Group Plc *	1,608,357
1,454,627	Royal Dutch Shell Plc A Shares (London)	39,356,395
1,364,054	Royal Dutch Shell Plc B Shares (London)	37,214,001
887,058	RSA Insurance Group Plc	1,816,376
322,863	SABMiller Breweries Plc	6,664,770
403,287	Sage Group Plc	1,247,378
69,582	Schroders Plc	977,202
439,750	Scottish & Southern Energy Plc	8,324,771
2,311,537	Segro Plc	1,000,444
322,150	Serco Group Plc	2,109,325
259,523	Severn Trent (Ordinary Shares)	4,727,057
138,898	Shire Plc	1,927,110
722,124	Smith & Nephew Plc	5,277,072
95,347	Smiths Group Plc	1,121,833
261,708	Stagecoach Group Plc	556,072
376,251	Standard Chartered Plc	7,696,202

3,113,625	Tesco Plc	18,502,656
81,616	Travis Perkins Plc	716,979
632,213	Unilever Plc	14,920,459
22,871,001	Vodafone Group Plc	43,026,226
1,787,292	William Morrison Supermarkets Plc	7,046,237
28,757	Wolseley Plc *	488,662
99,728	Wolseley Plc (Deferred) *	—
223,678	WPP Plc	1,671,639
1,228,238	Xstrata Plc	13,777,923
	Total United Kingdom	727,147,852
	TOTAL COMMON STOCKS (COST $3,593,782,622)	3,219,557,342

	PREFERRED STOCKS — 0.2%

	Brazil — 0.0%
109,400	Tam SA *	934,092

	Germany — 0.1%
35,576	Volkswagen AG 3.71%	2,545,382

	Italy — 0.1%
73,061	Exor SPA 5.14%	712,849
157,650	Fiat SPA *	1,026,216
	Total Italy	1,739,065
	TOTAL PREFERRED STOCKS (COST $4,774,517)	5,218,539

	RIGHTS AND WARRANTS — 0.0%

	Italy — 0.0%
497,700	UBI Banca Scpa Warrants, Expires 06/30/11*	—

	Malaysia — 0.0%
304,660	IJM Land Berhad Warrants, Expires 09/11/13*	54,489

	United Kingdom — 0.0%
1,363,117	Lloyds Banking Group Plc Rights, Expires 06/05/09*	651,488
15,571	Lonmin Plc Rights, Expires 06/03/09*	127,221
57,131	Travis Perkins Plc Rights, Expires 06/11/09*	157,903
	Total United Kingdom	936,612
	TOTAL RIGHTS AND WARRANTS (COST $787,754)	991,101

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 3.3%

23,970,327	Banco Santander Time Deposit, 0.14%, due 06/01/09	23,970,327
33,304	Bank of Tokyo-Mitsubishi Time Deposit, 0.06%, due 06/01/09	33,304
2,250,867	Brown Brothers Harriman Time Deposit, 0.01% - 2.07%, due 06/01/09	2,250,867
23,970,327	Citibank Time Deposit, 0.14%, due 06/01/09	23,970,327
13,500,000	Commerzbank Time Deposit, 0.18%, due 06/01/09	13,500,000
835,689	HSBC Bank (Hong Kong) Time Deposit, 0.02%, due 06/01/09	835,689
22,427,286	JPMorgan Chase Time Deposit, 0.10% - 0.14%, due 06/01/09	22,427,286
24,000,000	Societe Generale Time Deposit, 0.22%, due 06/01/09	24,000,000
	TOTAL SHORT-TERM INVESTMENTS (COST $110,987,800)	110,987,800

TOTAL INVESTMENTS — 100.1% (Cost $3,710,332,693)	3,336,754,782

Other Assets and Liabilities (net) — (0.1%)	(2,537,116)

TOTAL NET ASSETS — 100.0%	$3,334,217,666

As of May 31, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$3,812,247,939	$220,675,147	$(696,168,304)	$(475,493,157)

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

*	Non-income producing security.
(a)	Bankrupt issuer.
(b)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price, or broker bid (if the private market is more relevant in determining market value than the exchange).  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost.  Shares of investment funds are generally valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different than the value realized upon its sale. For information about the pricing of some specific positions (e.g. futures) see descriptions below. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE.  As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor using that vendor’s proprietary models.  As of May 31, 2009, 95.19% of the net assets of the Fund were valued using fair value prices based on models used by that third party vendor and are classified as using level 2 inputs in the table below.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund utilized the following fair value techniques on Level 3 investments: The Fund considered certain bankrupt securities to be worthless.

The following is a summary of the categorization of investments by inputs used as of May 31, 2009 in valuing the Fund’s investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$162,333,470	$—
Level 2 – Other Significant Observable Inputs	3,174,419,296	—
Level 3 – Significant Unobservable Inputs	2,016	—
Total	$3,336,754,782	$—

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$—

The aggregate absolute value of the Fund’s direct investments in securities using Level 3 inputs was less than 0.01% of total net assets.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of February 28, 2009	$1,008,000	$—
Realized gain (loss)	—	—
Change in unrealized appreciation/depreciation	286	—
Net purchases (sales)	—	—
Net transfers in and/or out of Level 3	(1,006,270)	—
Balance as of May 31, 2009	$2,016	$—

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amounts of the change in relative values of the two currencies).  The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.  Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses.  Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  These contracts involve market risk in excess of the unrealized gain or loss.  They expose the Fund to the risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts.

Rights and Warrants

A Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of options on securities, as described in Options below. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.

Futures contracts

The Fund may purchase and sell futures contracts.  A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price during a specified future time period.  Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is settled on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid market for the contract, the imposition of price limits or the failure of counterparty to perform under the contract terms.  Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded.  Because many foreign exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign futures in those markets or on those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor’s proprietary models.

Options

The Fund may purchase put and call options.  A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium for a purchased option.  That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option.  Premiums paid for options that expire are treated as realized losses.  Premiums paid for options that are exercised or closed are deducted from the proceeds of the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

The Fund may write (i.e., sell) call and put options.   Writing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options that expire are treated as realized gains.  Premiums received from writing options that are exercised or closed are deducted from the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the option.  In the event that the Fund writes call or put options without an offsetting exposure (e.g. call options on a security that the Fund does not own), it bears the risk of substantial losses if the price of the underlying asset increases (calls) or decreases (puts) during the term of the option.  Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written.  The Fund values options traded over-the-counter using inputs provided by primary pricing sources and industry models.

Investment risks

The Fund is subject to risks involved in investing in foreign securities that are not presented by investments in U.S. securities. These risks may involve adverse political and economic developments, including expropriation and the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

Disclosures about Derivative Instruments and Hedging Activities–Effective March 1, 2009, the Fund adopted FASB Statement of Financial Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). This standard is an amendment to FASB Statement No. 133 (“FASB 133”), which expands the disclosure requirements of FASB 133 regarding an entity’s derivative instruments and hedging activities.

The Fund adopted SFAS 161 on March 1, 2009.  As of May 31, 2009, the Fund held no derivative contracts for the purposes of SFAS 161.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2009 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 93.8%

	Australia — 1.6%
78,778	Aristocrat Leisure Ltd	230,613
132,693	Australian Vintage Ltd *	30,665
361,031	Fairfax Media Ltd	334,434
130,587	Goodman Group	26,799
270,209	Insurance Australia Group Ltd	794,679
239,631	Iress Market Technology Ltd	1,355,787
101,189	Metcash Ltd	341,075
374,814	Tatts Group Ltd	742,304
75,177	West Australian Newspapers Holdings Ltd	243,092
	Total Australia	4,099,448

	Austria — 0.2%
9,907	Flughafen Wien AG	385,059
16,768	Wienerberger AG *	237,941
	Total Austria	623,000

	Belgium — 1.4%
19,378	Bekaert NV	1,971,655
68,000	Umicore	1,638,593
	Total Belgium	3,610,248

	Brazil — 0.9%
410,100	Cia Hering	2,334,377

	Canada — 2.5%
112,400	Flint Energy Services Ltd *	1,118,080
197,400	Gammon Gold Inc *	1,612,831
52,800	Intact Financial Corp	1,672,867
90,600	KAP Resources Ltd * (a) (b)	830
138,400	Linamar Corp	978,656
168,800	Precision Drilling Trust	987,984
	Total Canada	6,371,248

	China — 1.2%
4,055,000	Uni-President China Holding Ltd	2,048,645
3,394,000	Xingda International Holdings Ltd	1,044,955
	Total China	3,093,600

	Finland — 4.2%
25,390	Atria Group Plc	337,153
80,507	Hk-Ruokatalo Oyj Class A	902,211
74,606	KCI Konecranes Oyj	1,794,638
38,479	Marimekko Oyj	551,321
124,288	Nokian Renkaat Oyj	2,368,432
256,270	Oriola-KD Oyj Class B	860,993
60,000	Orion Oyj Class B	978,155
71,575	Tieto Oyj	1,029,580
181,144	YIT Oyj	1,922,829
	Total Finland	10,745,312

	France — 6.3%
100,000	Air France-KLM	1,602,260
65,435	Boursorama *	646,870
40,008	Cap Gemini SA	1,550,359

6,801	Casino Guichard-Perrachon SA	497,818
11,314	CNP Assurances	1,072,905
3,629	Damartex SA	56,807
31,077	Essilor International SA	1,436,414
34,872	Eurazeo	1,648,239
3,039	Gaumont SA	158,718
32,724	JC Decaux SA	538,054
18,986	Klepierre	483,730
1,487	Lisi	67,382
4,119	Neopost SA	343,321
42,500	Renault SA *	1,648,760
26,292	Technip SA	1,303,979
96,712	TF1 SA	1,137,196
10,000	Virbac SA	778,356
40,031	Zodiac Aerospace	1,295,823
	Total France	16,266,991

	Germany — 6.3%
27,407	Adidas AG	1,005,768
4,404	Axel Springer AG	429,101
39,700	Beiersdorf AG	1,952,982
67,386	Cat Oil AG *	392,507
13,955	Celesio AG	316,788
23,183	Commerzbank AG *	183,240
95,828	Francotyp-Postalia Holdings AG	261,088
20,201	Fraport AG	829,819
4,015	Fresenius Medical Care AG & Co	169,154
61,053	Gagfah SA	548,494
80,000	GEA Group AG	1,248,197
86,760	Gerresheimer AG	2,009,636
36,699	Heidelberger Druckmaschinen AG	259,421
294,630	Infineon Technologies AG *	934,348
6,133	MAN SE	375,799
31,199	Nemetschek AG *	438,340
286,133	Patrizia Immobilien AG *	1,174,225
150,000	Praktiker Bau-Und Heimwerkermaerkte Holding AG	1,566,819
148,722	Symrise AG	2,239,030
	Total Germany	16,334,756

	Greece — 0.4%
32,435	Bank of Cyprus Public Co Ltd	252,311
42,200	Metka SA	461,678
36,350	Mytilineos Holdings SA	269,335
	Total Greece	983,324

	Hong Kong — 2.0%
261,800	Dah Sing Financial Group	1,091,297
1,968,686	Hong Kong & Shanghai Hotels	1,778,724
3,826,000	Ming An Holdings Co Ltd (The) *	649,472
4,204,000	TPV Technology Ltd	1,722,162
	Total Hong Kong	5,241,655

	India — 0.1%
56,270	Welspun Gujarat Stahl Ltd	203,898

	Indonesia — 0.1%
350,000	United Tractors Tbk PT	345,606

	Ireland — 0.2%
22,789	DCC Plc	475,909

	Italy — 8.6%
143,657	Arnoldo Mondadori Editore SPA *	635,331
150,000	Autogrill SPA	1,386,840
43,328	Banco Popolare Scarl *	360,757
63,529	Brembo SPA	388,602
72,532	Buzzi Unicem SPA	1,027,843
197,677	Campari	1,553,036
252,411	Credito Emiliano SPA *	1,389,055
50,000	ERG SPA	759,201
131,773	Exor SPA	2,192,604
63,369	Finmeccanica SPA	896,417
145,500	Fondiaria-Sai SPA-Di RISP	1,697,848
119,301	Grouppo Editoriale L’Espresso *	223,417
143,882	Indesit Company SPA *	968,455
40,458	Italcementi SPA	467,599
210,000	Italcementi SPA-Di RISP	1,346,042
28,135	Lottomatica SPA	565,088
233,456	Mediaset SPA	1,373,584
800,000	Pirelli & C SPA *	324,943
117,000	Prysmian SPA	1,698,069
28,135	Saipem SPA	723,977
792,655	Telecom Italia SPA-Di RISP	813,503
100,428	Unione di Banche Italiane ScpA	1,392,179
	Total Italy	22,184,390

	Japan — 19.2%
250,000	Capcom	4,881,872
340	EPS Co Ltd	1,314,541
200,000	Fuji Oil Co Ltd	2,268,263
200	Global One REIT Co Ltd	1,339,596
154,700	Hitachi Chemical Co Ltd	2,393,485
190,000	Hitachi Koki Co Ltd	1,873,475
285,000	Hitachi Transport System Ltd	3,693,972
141	Japan Retail Fund Investment Corp (REIT)	654,556
150,000	K’s Holdings Corp	3,316,449
304,000	Keiyo Bank Ltd (The)	1,345,188
99,000	Kyorin Co Ltd	1,458,203
211,000	Kyowa Exeo Corp	2,013,873
55,380	Mitsubishi UFJ Lease & Finance Co Ltd	1,534,227
230,000	Nabtesco Corp	2,059,671
301,000	NHK Spring Co Ltd	1,712,734
10,600	Nissha Printing Co Ltd	441,523
518,000	NTN Corp	1,758,959
16,500	Obic Co Ltd	2,478,669
285,000	Rohto Pharmaceutical Co Ltd	2,883,748
372	Seven Bank Ltd	968,085
140,700	Shimachu Co Ltd	2,819,049
197,000	Shimadzu Corp	1,341,197
101,300	Sumitomo Rubber Industries	695,717
197,000	Toyo Suisan Kaisha Ltd	4,336,330
	Total Japan	49,583,382

	Malaysia — 0.2%
337,600	IJM Corp Berhad	547,409

	Mexico — 0.6%
1,040,000	Genomma Lab Internacional SA Class B *	986,152
247,800	Grupo Continental SAB de CV	492,891
	Total Mexico	1,479,043

	Netherlands — 5.7%
111,292	CSM	1,628,606
7,874	Eriks NV	531,079
35,000	Fugro NV	1,459,995
84,662	Imtech NV	1,697,627
96,403	Koninklijke Ten Cate NV	2,320,496
104,481	Randstad Holdings NV *	3,225,177
99,027	SBM Offshore NV	1,676,516
382,966	SNS Reaal NV	2,087,980
	Total Netherlands	14,627,476

	New Zealand — 0.5%
232,564	Air New Zealand	158,428
623,084	Sky City Entertainment Group Ltd	1,148,953
	Total New Zealand	1,307,381

	Norway — 2.5%
26,700	Acergy SA	273,658
100,000	Aker Solutions ASA	881,648
145,000	DNO International ASA *	189,465
1,847,000	Dockwise Ltd *	2,150,815
400,000	Prosafe ASA	2,052,270
406,885	Prosafe Production Public Ltd *	928,298
	Total Norway	6,476,154

	Philippines — 0.5%
7,203,000	Aboitiz Power Corp	816,012
2,870,000	Alliance Global Group Inc *	185,038
13,170,000	Pepsi-Cola Products Philippines Inc	382,067
	Total Philippines	1,383,117

	Singapore — 1.1%
828,500	Anwell Technologies Ltd *	144,564
276,000	Banyan Tree Holdings Inc *	123,236
1,710,000	Chemoil Energ Ltd	631,409
1,584,000	Financial One Corp *	322,348
1,660,000	First Ship Lease Trust	673,224
1,369,000	LMA International NV *	180,282
958,000	Petra Foods Ltd	460,667
168,000	SembCorp Marine Ltd	360,098
	Total Singapore	2,895,828

	South Korea — 2.2%
8,440	Cheil Industries Inc	308,909
128,039	Handsome Corp	949,427
1,676	Hite Brewery Co Ltd	210,029
28,080	Korea Electric Terminal Co	376,302
124,336	Kortek Corp	991,169
8,497	Nong Shim Co Ltd	1,433,042
7,641	Pulmuone Holdings Co Ltd	412,105
29,370	Samsung Card Co Ltd	1,119,875
	Total South Korea	5,800,858

	Spain — 0.8%
28,135	Grifols SA	508,992
93,535	Mapfre SA	326,201
14,630	Red Electrica de Espana	686,922
12,379	Tecnicas Reunidas SA	549,613
	Total Spain	2,071,728

	Sweden — 1.8%
95,810	B&B Tools AB	1,107,593
81,904	Getinge AB Class B	1,107,267
101,429	SAAB AB Class B	864,894
1,306,589	Trigon Agri A/S *	1,544,704
	Total Sweden	4,624,458

	Switzerland — 3.7%
4,220	Banque Cantonale Vaudoise	1,619,614
7,298	Geberit AG (Registered)	899,463
8,390	Helvetia Patria Holding (Registered)	2,288,035
95,962	Kardex AG *	3,146,339
3,641	Swisscom AG (Registered)	1,079,360
2,473	Valora Holding AG	484,236
	Total Switzerland	9,517,047

	Taiwan — 1.0%
407,840	Advanced Semiconductor Engineering Inc	256,384
120,290	Catcher Technology Co Ltd	345,818
2,121,280	Gold Circuit Electronics Ltd	757,326
662,322	Tsann Kuen Enterprises Co Ltd	569,029
753,019	Yulon Motor Co Ltd	717,487
	Total Taiwan	2,646,044

	Thailand — 0.3%
5,357,000	Home Product Center Pcl (Foreign Registered) (a)	814,036

	United Kingdom — 17.7%
81,591	AMEC Plc	898,469
86,929	Amlin Plc	495,136
238,524	Aquarius Platinum Ltd *	1,183,836
275,154	Balfour Beatty Plc	1,522,409
56,270	Berkeley Group Holdings Plc (Unit Shares) *	812,013
100,835	Bodycote Plc	232,023
80,248	Bovis Homes Group Plc	507,416
128,241	Brit Insurance Holdings Plc	399,770
246,913	British Airways Plc *	627,131
112,540	Carillion Plc	486,902
197,260	Catlin Group Ltd	1,133,579
54,732	Chemring Group	1,784,014
71,944	Cobham Plc	208,341
28,135	Connaught Plc	154,678
287,350	Cookson Group Plc	1,263,383
112,540	Davis Service Group (Ordinary)	570,840
47,733	De La Rue Plc	641,299
1,356,910	Dimension Data Holdings Plc	1,237,959
705,063	Galliford Try Plc	541,718
40,336	Go-Ahead Group Plc	825,580
349,498	Group 4 Securicor Plc	1,197,561
634,816	Hays Plc	848,567
43,384	Hikma Pharmaceuticals Plc	302,257

48,392	Homeserve Plc	1,092,367
75,027	ICAP Plc	480,870
1,500,000	Inchcape Plc	413,902
80,728	Inmarsat Plc	674,722
93,179	International Personal Finance Plc	116,919
257,957	John Wood Group Plc	1,186,660
28,710	Johnson Matthey Plc	567,129
90,427	Kazakhmys Plc	1,023,696
56,572	Kier Group Plc	930,392
104,582	Lamprell Plc	199,672
306,389	Mitie Group Plc	1,089,638
116,559	N Brown Group	470,048
41,270	New Britain Palm Oil Ltd	246,653
39,833	Next Plc	945,101
154,742	Northumbrian Water Group Plc	610,464
179,863	Pennon Group Plc	1,373,959
110,332	Petrofac Ltd	1,184,648
171,936	Playtech Ltd	1,158,214
32,355	Provident Financial Plc	427,026
265,700	PZ Cussons Plc	737,086
287,620	Qinetiq Group Plc	683,596
422,025	RM Plc	1,188,238
139,603	RPS Group Plc	429,345
314,185	RSA Insurance Group Plc	643,338
312,700	Sage Group Plc	967,190
154,742	Savills Plc	663,189
932,717	Segro Plc	403,684
236,295	Serco Group Plc	1,547,177
50,643	Severn Trent (Ordinary Shares)	922,432
200,000	SIG Plc	381,747
58,160	Smith News Plc	102,205
13,390	Soco International Plc *	282,505
404,863	Spice Plc	454,042
140,675	Stagecoach Group Plc	298,903
21,999	Travis Perkins Plc	193,256
338,255	TT Group Plc	147,274
53,545	Ultra Electronics Holdings	955,306
124,473	United Business Media Ltd	879,903
33,275	Venture Production (Ordinary Shares)	434,442
132,606	VT Group Plc	1,009,741
100,000	William Hill Plc	344,466
6,083	Wolseley Plc *	103,367
19,019	Wolseley Plc (Deferred) *	—
	Total United Kingdom	45,839,393
	TOTAL COMMON STOCKS (COST $255,828,854)	242,527,116

	PREFERRED STOCKS — 0.5%

	Germany — 0.5%
203,439	ProSiebenSat.1 Media AG 0.44%	1,311,710

	Italy — 0.0%
4,783	Exor SPA 5.14%	46,667
	TOTAL PREFERRED STOCKS (COST $557,195)	1,358,377

	RIGHTS AND WARRANTS — 0.1%

	Canada — 0.1%
168,800	Precision Drilling Trust Rights, Expires 06/03/09*	69,576

	France — 0.0%
6,801	Casino Guichard-Perrachon SA Rights, Expires 07/10/09*	25,683

	Greece — 0.0%
32,435	Bank of Cyprus Rights, Expires 06/05/09*	—

	Italy — 0.0%
100,428	UBI Banca Scpa Warrants, Expires 06/30/11*	—

	Malaysia — 0.0%
70,000	IJM Land Berhad Warrants, Expires 09/11/13*	12,520

	United Kingdom — 0.0%
15,399	Travis Perkins Plc Rights, Expires 06/11/09*	42,561
	TOTAL RIGHTS AND WARRANTS (COST $72,448)	150,340

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 5.5%

1,997,527	Banco Santander Time Deposit, 0.14%, due 06/01/09	1,997,527
36,896	Bank of Tokyo-Mitsubishi Time Deposit, 0.06%, due 06/01/09	36,896
2,000,000	BNP Paribas Time Deposit, 0.20%, due 06/01/09	2,000,000
3,335,057	Brown Brothers Harriman Time Deposit, 0.01% - 2.07%, due 06/01/09	3,335,057
1,997,527	Citibank Time Deposit, 0.14%, due 06/01/09	1,997,527
82,045	HSBC Bank (Hong Kong) Time Deposit, 0.02%, due 06/01/09	82,045
138,765	HSBC Bank (London) Time Deposit, 0.10%, due 06/01/09	138,765
700,000	HSBC Bank (USA) Time Deposit, 0.15%, due 06/01/09	700,000
1,997,527	JPMorgan Chase Time Deposit, 0.14%, due 06/01/09	1,997,527
2,000,000	Royal Bank of Canada Time Deposit, 0.15%, due 06/01/09	2,000,000
	TOTAL SHORT-TERM INVESTMENTS (COST $14,285,344)	14,285,344

	TOTAL INVESTMENTS — 99.9% (Cost $270,743,841)	258,321,177

	Other Assets and Liabilities (net) — 0.1%	288,275

	TOTAL NET ASSETS — 100.0%	$258,609,452

As of May 31, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$277,275,742	$36,860,398	$(55,814,963)	$(18,954,565)

Notes to Schedule of Investments:

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.
REIT - Real Estate Investment Trust
*	Non-income producing security.
(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.
(b)	Bankrupt issuer.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price, or broker bid (if the private market is more relevant in determining market value than the exchange).  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost.  Shares of investment funds are generally valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different than the value realized upon its sale. For information about the pricing of some specific positions (e.g. futures) see descriptions below. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE.  As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor using that vendor’s proprietary models.  As of May 31, 2009, 89.21% of the net assets of the Fund were valued using fair value prices based on models used by that third party vendor and are classified as using level 2 inputs in the table below.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund utilized the following fair value techniques on Level 3 investments: The Fund’s securities in Thailand were subject to a premium adjustment upon exceeding foreign ownership limitations. The Fund also considered certain bankrupt securities to be worthless.

The following is a summary of the categorization of investments by inputs used as of May 31, 2009 in valuing the Fund’s investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$26,661,786	$—
Level 2 – Other Significant Observable Inputs	230,844,525	—
Level 3 – Significant Unobservable Inputs	814,866	—
Total	$258,321,177	$—

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$—

The aggregate absolute value of the Fund’s direct investments in securities using Level 3 inputs was 0.32% of total net assets.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of February 28, 2009	$1,253,327	$—
Realized gain (loss)	(202,704)	—
Change in unrealized appreciation/depreciation	548,957	—
Net purchases (sales)	(619,633)	—
Net transfers in and/or out of Level 3	(165,081)	—
Balance as of May 31, 2009	$814,866	$—

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amounts of the change in relative values of the two currencies).  The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.  Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses.  Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  These contracts involve market risk in excess of the unrealized gain or loss.  They expose the Fund to the risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts.

Rights and Warrants

A Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of options on securities, as described in Options below. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.

Futures contracts

The Fund may purchase and sell futures contracts.  A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price during a specified future time period.  Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is settled on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid market for the contract, the imposition of price limits or the failure of counterparty to perform under the contract terms.  Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded.  Because many foreign exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign futures in those markets or on those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor’s proprietary models.

Options

The Fund may purchase put and call options.  A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium for a purchased option.  That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option.  Premiums paid for options that expire are treated as realized losses.  Premiums paid for options that are exercised or closed are deducted from the proceeds of the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

The Fund may write (i.e., sell) call and put options.   Writing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options that expire are treated as realized gains.  Premiums received from writing options that are exercised or closed are deducted from the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the option.  In the event that the Fund writes call or put options without an offsetting exposure (e.g. call options on a security that the Fund does not own), it bears the risk of substantial losses if the price of the underlying asset increases (calls) or decreases (puts) during the term of the option.  Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written.  The Fund values options traded over-the-counter using inputs provided by primary pricing sources and industry models.

Investment risks

The Fund is subject to risks involved in investing in foreign securities that are not presented by investments in U.S. securities. These risks may involve adverse political and economic developments, including expropriation and the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

Disclosures about Derivative Instruments and Hedging Activities–Effective March 1, 2009, the Fund adopted FASB Statement of Financial Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). This standard is an amendment to FASB Statement No. 133 (“FASB 133”), “Accounting for Derivative Instruments” which expands the disclosure requirements of FASB 133 regarding an entity’s derivative instruments and hedging activities.

The Fund adopted SFAS 161 on March 1, 2009.  As of May 31, 2009, the Fund held no derivative contracts for the purposes of SFAS 161.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Global Equity Allocation Fund
(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2009 (Unaudited)

Shares	Description	Value ($)

	AFFILIATED ISSUERS — 100.0%

	Mutual Funds — 100.0%
1,802,595	GMO Alpha Only Fund, Class IV	9,121,131
5,429,667	GMO Emerging Markets Fund, Class VI	52,776,363
558,523	GMO Flexible Equities Fund, Class VI	10,472,305
3,899,034	GMO International Core Equity Fund, Class VI	93,069,948
2,354,188	GMO International Growth Equity Fund, Class IV	41,716,204
2,381,793	GMO International Intrinsic Value Fund, Class IV	43,872,634
16,809	GMO Short-Duration Investment Fund, Class III	125,057
3,053,705	GMO U.S. Core Equity Fund, Class VI	27,300,123
1,004	GMO U.S. Growth Fund, Class III	12,123
10,415,488	GMO U.S. Quality Equity Fund, Class VI	169,043,372
		447,509,260

	Private Investment Fund — 0.0%
175	GMO SPV I, LLC (a)(b)	49
	TOTAL AFFILIATED ISSUERS (COST $448,049,995)	447,509,309

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 0.0%

19,835	State Street Eurodollar Time Deposit , 0.01%, due 06/01/09	19,835
	TOTAL SHORT-TERM INVESTMENTS (COST $19,835)	19,835

	TOTAL INVESTMENTS — 100.0% (Cost $448,069,830)	447,529,144

	Other Assets and Liabilities (net) — (0.0%)	(26,598)

	TOTAL NET ASSETS — 100.0%	$447,502,546

As of May 31, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$580,585,901	$16,612,625	$(149,669,382)	$(133,056,757)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2009 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Alpha Only Fund, Class IV	$15,228,232	$2,091,306	$7,166,802	$353,710	$—	$9,121,131
GMO Emerging Markets Fund, Class VI	39,020,469	7,406,429	10,860,444	—	—	52,776,363
GMO Flexible Equities Fund, Class VI	8,309,024	2,863,002	2,309,811	—	—	10,472,305
GMO International Core Equity Fund, Class VI	90,834,974	10,537,710	28,016,502	—	—	93,069,948
GMO International Growth Equity Fund, Class IV	37,592,210	7,003,570	9,529,778	—	—	41,716,204
GMO International Intrinsic Value Fund, Class IV	32,338,156	9,392,408	6,958,970	—	—	43,872,634
GMO Short-Duration Investment Fund, Class III	119,922	260	—	260	—	125,057
GMO SPV I, LLC	49	—	—	—	—	49
GMO U.S. Core Equity Fund, Class VI	28,906,379	2,924,446	7,838,116	164,728	—	27,300,123
GMO U.S. Growth Fund, Class III	13,953	588	3,803	54	—	12,123
GMO U.S. Quality Equity Fund, Class VI	178,925,759	25,322,381	52,693,816	879,717	—	169,043,372
Totals	$431,289,127	$67,542,100	$125,378,042	$1,398,469	$—	$447,509,309

Notes to Schedule of Investments:

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.
(b)	Underlying investment represents interests in defaulted securities.

Portfolio valuation

Shares of the underlying funds and other mutual funds are generally valued at their net asset value.

Investments held by the underlying funds are valued as follows.   Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price, or broker bid (if the private market is more relevant in determining market value than the exchange).  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost.  Shares of investment funds are generally valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different than the value realized upon its sale.  Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE.  As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor using that vendor’s proprietary models.  As of May 31, 2009, 49.69% of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by that third party vendor. Those underlying funds classify such securities under SFAS 157 (as defined below) as level 2.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund utilized the following fair value techniques on level 3 investments: The Fund considered interest in certain bankrupt securities to be worthless.

The following is a summary of the categorization of investments by inputs used as of May 31, 2009 in valuing the Fund’s investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$437,056,790	$—
Level 2 – Other Significant Observable Inputs	10,472,305	—
Level 3 – Significant Unobservable Inputs	49	—
Total	$447,529,144	$—

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$—

Underlying funds are classified above as either level 1 or level 2 (except for GMO SPV I, LLC, which is a level 3). For the underlying funds’ summary of valuation inputs (including level 3 inputs, if any) please refer to the respective fund’s portfolio valuation note. The aggregate absolute value of the Fund’s direct and indirect investments in securities using level 3 inputs was 0.56% of total net assets.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of February 28, 2009	$49	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Realized gain distributions received	—	—
Realized gain distributions paid	—	—
Change in unrealized appreciation/depreciation	—	—
Net purchases (sales)	—	—
Net transfers in and/or out of Level 3	—	—
Balance as of May 31, 2009	$49	$—

Investment risks

The Fund is indirectly exposed to all of the risks associated with an investment in the underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.  Some underlying funds may invest directly and/or indirectly in foreign securities.  The Fund is subject to risks involved in investing in foreign securities that are not presented by investments in U.S. securities. These risks may involve adverse political and economic developments, including expropriation and the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.  Also, fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s foreign currency holdings and investments denominated in foreign currency.  The risks described above apply to an even greater extent to investments in emerging countries. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets. Additionally, the investment risks associated with an investment in the underlying funds may be greater to the extent that the underlying funds engage in derivative transactions.

Disclosures about Derivative Instruments and Hedging Activities–Effective March 1, 2009, the Fund adopted FASB Statement of Financial Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). This standard is an amendment to FASB Statement No. 133 (“FASB 133”), “Accounting for Derivative Instruments” which expands the disclosure requirements of FASB 133 regarding an entity’s derivative instruments and hedging activities.

The Fund adopted SFAS 161 on March 1, 2009.  As of May 31, 2009, the Fund held no derivative contracts for the purposes of SFAS 161.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2009 (Unaudited)

Par Value ($)	Description	Value ($)

	DEBT OBLIGATIONS — 3.8%

	Asset-Backed Securities — 3.7%

	ABS Collateralized Debt Obligations — 0.0%
500,000	Paragon CDO Ltd., Series 04-1A, Class A, 144A, 3 mo. LIBOR + .65%, 1.76%, due 10/20/44	10,000

	Airlines — 0.0%
600,000	Aircraft Finance Trust, Series 99-1A, Class A1, 144A, 1 mo. LIBOR + .48%, 0.82%, due 05/15/24	138,000

	Auto Financing — 0.6%
1,276,551	BMW Vehicle Lease Trust, Series 07-1, Class A3B, 1 mo. LIBOR + .24%, 0.58%, due 08/15/13	1,272,598
400,000	Capital Auto Receivable Asset Trust, Series 07-SN1, Class A4, 1 mo. LIBOR + .10%, 0.44%, due 02/15/11	366,048
900,000	Capital Auto Receivable Asset Trust, Series 07-2, Class A4B, 1 mo. LIBOR + .40%, 0.74%, due 02/18/14	818,883
200,000	Capital Auto Receivable Asset Trust, Series 08-1, Class A4B, 1 mo. LIBOR + 1.35%, 1.69%, due 07/15/14	164,500
800,000	Carmax Auto Owner Trust, Series 08-2, Class A4B, 1 mo. LIBOR + 1.65%, 1.99%, due 08/15/13	759,214
700,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4A, 5.32%, due 11/10/14	623,428
600,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 1.85%, 2.25%, due 11/10/14	479,670
831,518	Daimler Chrysler Master Owner Trust, Series 06-A, Class A, 1 mo. LIBOR + .03%, 0.37%, due 11/15/11	565,433
800,000	Ford Credit Auto Owner Trust, Series 06-C, Class A4B, 1 mo. LIBOR + .04%, 0.38%, due 02/15/12	785,936
500,000	Ford Credit Auto Owner Trust, Series 07-B, Class A4B, 1 mo. LIBOR + .38%, 0.72%, due 07/15/12	456,345
1,100,000	Ford Credit Auto Owner Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 2.00%, 2.34%, due 03/15/13	1,072,841
2,200,000	Ford Credit Floorplan Master Owner Trust, Series 06-4, Class A, 1 mo. LIBOR + .25%, 0.59%, due 06/15/13	1,804,000
300,000	Franklin Auto Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.95%, 2.27%, due 05/20/16	281,781
1,000,000	Nissan Auto Lease Trust, Series 08-A, Class A3B, 1 mo. LIBOR + 2.20%, 2.54%, due 07/15/11	951,900
1,000,000	Nissan Auto Receivables Owner Trust, Series 07-A, Class A4, 1 mo. LIBOR, 0.34%, due 06/17/13	973,723
1,000,000	Nissan Master Owner Trust Receivables, Series 07-A, Class A, 1 mo. LIBOR, 0.34%, due 05/15/12	880,000
1,100,000	Swift Master Auto Receivables Trust, Series 07-1, Class A, 1 mo. LIBOR + .10%, 0.44%, due 06/15/12	968,000
500,000	Swift Master Auto Receivables Trust, Series 07-2, Class A, 1 mo. LIBOR + .65%, 0.99%, due 10/15/12	437,905
1,100,000	Truck Retail Installment Paper Corp., Series 05-1A, Class A, 144A, 1 mo. LIBOR + .27%, 0.61%, due 12/15/16	892,599
400,000	Wachovia Auto Owner Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.15%, 1.47%, due 03/20/14	387,297
600,000	World Omni Auto Receivables Trust, Series 07-A, Class A4, 1 mo. LIBOR, 0.34%, due 11/15/12	574,578
	Total Auto Financing	15,516,679

	Bank Loan Collateralized Debt Obligations — 0.1%
464,245	Arran Corp. Loans No. 1 B.V., Series 06-1A, Class A3, 144A, 3 mo. LIBOR + .17%, 1.46%, due 06/20/25	414,484
880,000	Omega Capital Europe Plc, Series GLOB-5A, Class A1, 144A, 3 mo. LIBOR + .25%, 1.42%, due 07/05/11	774,400
	Total Bank Loan Collateralized Debt Obligations	1,188,884

	Business Loans — 0.2%
650,372	ACAS Business Loan Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .14%, 0.99%, due 08/16/19	488,884
108,942	Bayview Commercial Asset Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .36%, 0.67%, due 04/25/34	70,812
72,171	Bayview Commercial Asset Trust, Series 04-3, Class A1, 144A, 1 mo. LIBOR + .37%, 0.68%, due 01/25/35	46,911

364,425	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.70%, due 01/25/36	182,213
303,083	Bayview Commercial Asset Trust, Series 07-3, Class A1, 144A, 1 mo. LIBOR + .24%, 0.55%, due 07/25/37	159,119
1,000,000	Bayview Commercial Asset Trust, Series 07-6A, Class A2, 144A, 1 mo. LIBOR + 1.30%, 1.61%, due 12/25/37	650,000
123,280	Capitalsource Commercial Loan Trust, Series 06-1A, Class A1, 144A, 1 mo. LIBOR + .12%, 0.44%, due 08/22/16	99,240
254,136	Capitalsource Commercial Loan Trust, Series 07-1A, Class A, 144A, 1 mo. LIBOR + .13%, 0.45%, due 03/20/17	166,459
500,000	CNH Wholesale Master Note Trust, Series 06-1A, Class A, 144A, 1 mo. LIBOR + .06%, 0.40%, due 07/15/12	495,000
101,511	GE Business Loan Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .29%, 0.63%, due 05/15/32	56,470
144,333	GE Business Loan Trust, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .24%, 0.58%, due 11/15/33	73,118
900,000	GE Dealer Floorplan Master Trust, Series 06-4, Class A, 1 mo. LIBOR + .01%, 0.33%, due 10/20/11	869,427
1,400,000	GE Dealer Floorplan Master Trust, Series 07-2, Class A, 1 mo. LIBOR + .01%, 0.33%, due 07/20/12	1,248,945
278,835	Lehman Brothers Small Balance Commercial, Series 05-1A, Class A, 144A, 1 mo. LIBOR + .25%, 0.56%, due 02/25/30	153,360
239,473	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, 1 mo. LIBOR + .25%, 0.56%, due 09/25/30	126,921
149,112	Lehman Brothers Small Balance Commercial, Series 07-3A, Class 1A1, 144A, 1 mo. LIBOR + .65%, 0.96%, due 10/25/37	122,271
800,000	Lehman Brothers Small Balance Commercial, Series 07-3A, Class 1A2, 144A, 1 mo. LIBOR + .85%, 1.16%, due 10/25/37	456,000
800,000	Navistar Financial Dealer Note Master Trust, Series 05-1, Class A, 1 mo. LIBOR + .11%, 0.43%, due 02/25/13	689,864
700,000	Textron Financial Floorplan Master Note, Series 07-AA, Class A, 144A, 1 mo. LIBOR + .06%, 0.41%, due 03/13/12	462,000
10,585	The Money Store Business Loan Backed Trust, Series 99-1, Class AN, 1 mo. LIBOR + .50%, 1.34%, due 09/15/17	8,626
	Total Business Loans	6,625,640

	CMBS — 0.3%
700,000	Citigroup/Deutsche Bank Commercial Mortgage, Series 05-CD1, Class A2FL, 1 mo. LIBOR + .12%, 0.46%, due 07/15/44	350,000
1,100,000	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, 1 mo. LIBOR + .13%, 0.47%, due 12/15/20	550,000
900,000	GE Capital Commercial Mortgage Corp., Series 05-C4, Class A2, 5.31%, due 11/10/45	834,660
500,000	GE Capital Commercial Mortgage Corp., Series 06-C1, Class A2, 5.52%, due 03/10/44	465,200
124,680	Greenwich Capital Commercial Funding Corp., Series 06-FL4A, Class A1, 144A, 1 mo. LIBOR + .09%, 0.50%, due 11/05/21	103,523
900,000	GS Mortgage Securities Corp., Series 06-GG6, Class A2, 5.51%, due 04/10/38	844,313
213,181	GS Mortgage Securities Corp., Series 07-EOP, Class A1, 144A, 1 mo. LIBOR + .09%, 0.50%, due 03/06/20	162,017
300,000	GS Mortgage Securities Corp., Series 07-EOP, Class A2, 144A, 1 mo. LIBOR + .13%, 0.54%, due 03/06/20	219,000
294,407	J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 06-FL1A, Class A1B, 144A, 1 mo. LIBOR + .12%, 0.46%, due 02/15/20	209,029
1,400,000	J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 06-LDP7, Class A2, 6.05%, due 04/15/45	1,263,500
108,810	Lehman Brothers Floating Rate Commercial, Series 06-LLFA, Class A1, 144A, 1 mo. LIBOR + .08%, 0.42%, due 09/15/21	92,489
900,000	Merrill Lynch Mortgage Trust, Series 06-C1, Class A2, 5.79%, due 05/12/39	827,910
300,000	Morgan Stanley Capital I, Series 06-IQ11, Class A2, 5.69%, due 10/15/42	291,513
400,000	Morgan Stanley Capital I, Series 06-IQ11, Class A3, 5.91%, due 10/15/42	355,652
133,560	Morgan Stanley Dean Witter Capital I, Series 03-TOP9, Class A1, 3.98%, due 11/13/36	133,440
863,526	Wachovia Bank Commercial Mortgage Trust, Series 06-WL7A, Class A1, 144A, 1 mo. LIBOR + .09%, 0.43%, due 09/15/21	621,739
	Total CMBS	7,323,985

		CMBS Collateralized Debt Obligations — 0.0%
	500,000	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.46%, due 11/23/52	35,000
	428,214	G-Force LLC, Series 05-RR2, Class A2, 144A, 5.16%, due 12/25/39	214,107
	689,319	Guggenheim Structured Real Estate Funding, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .32%, 0.63%, due 08/26/30	241,262
	800,000	Marathon Real Estate CDO, Series 06-1A, Class A1, 144A, 1 mo. LIBOR + .33%, 0.64%, due 05/25/46	336,250
		Total CMBS Collateralized Debt Obligations	826,619

		Collateralized Loan Obligations — 0.0%
	260,601	Archimedes Funding IV (Cayman) Ltd., Series 4A, Class A1, 144A, 3 mo. LIBOR + .48%, 1.14%, due 02/25/13	226,733

		Credit Cards — 0.7%
	1,900,000	American Express Credit Account Master Trust, Series 05-5, Class A, 1 mo. LIBOR + .04%, 0.38%, due 02/15/13	1,877,428
	700,000	American Express Credit Account Master Trust, Series 06-1, Class A, 1 mo. LIBOR + .03%, 0.37%, due 12/15/13	669,594
	300,000	American Express Issuance Trust, Series 07-1, Class A, 1 mo. LIBOR + .20%, 0.54%, due 09/15/11	297,114
	100,000	Bank of America Credit Card Trust, Series 06-A12, Class A12, 1 mo. LIBOR + .02%, 0.36%, due 03/15/14	96,470
	1,100,000	Cabela’s Master Credit Card Trust, Series 08-4A, Class A2, 144A, 1 mo. LIBOR + 3.00%, 3.34%, due 09/15/14	1,106,166
	700,000	Capital One Multi-Asset Execution Trust, Series 04-A7, Class A7, 3 mo. LIBOR + .15%, 1.03%, due 06/16/14	672,900
	800,000	Capital One Multi-Asset Execution Trust, Series 06-A14, Class A, 1 mo. LIBOR + .01%, 0.35%, due 08/15/13	772,960
	200,000	Capital One Multi-Asset Execution Trust, Series 07-A4, Class A4, 1 mo. LIBOR + .03%, 0.37%, due 03/16/15	177,756
	500,000	Capital One Multi-Asset Execution Trust, Series 07-A6, Class A6, 1 mo. LIBOR + .07%, 0.41%, due 05/15/13	494,735
	600,000	Capital One Multi-Asset Execution Trust, Series 08-A6, Class A6, 1 mo. LIBOR + 1.10%, 1.44%, due 03/17/14	579,000
	1,300,000	Charming Shoppes Master Trust, Series 07-1A, Class A1, 144A, 1 mo. LIBOR + 1.25%, 1.59%, due 09/15/17	1,156,623
EUR	1,100,000	Citibank Credit Card Issuance Trust, Series 04-A2, Class A, 3 mo. EUR LIBOR + .10%, 1.35%, due 05/24/13	1,443,322
	1,300,000	Citibank OMNI Master Trust, Series 07-A9A, Class A9, 144A, 1 mo. LIBOR + 1.10%, 1.41%, due 12/23/13	1,293,500
	400,000	Discover Card Master Trust I, Series 05-4, Class A1, 1 mo. LIBOR + .06%, 0.40%, due 06/18/13	382,000
	500,000	Discover Card Master Trust I, Series 05-4, Class A2, 1 mo. LIBOR + .09%, 0.43%, due 06/16/15	450,469
	1,900,000	Discover Card Master Trust I, Series 06-2, Class A2, 1 mo. LIBOR + .03%, 0.37%, due 01/16/14	1,816,710
	100,000	Discover Card Master Trust I, Series 07-1, Class A, 1 mo. LIBOR + .01%, 0.35%, due 08/15/12	98,500
	400,000	Discover Card Master Trust I, Series 96-4, Class A, 1 mo. LIBOR + .38%, 0.72%, due 10/16/13	387,880
	700,000	GE Capital Credit Card Master Note Trust, Series 05-1, Class A, 1 mo. LIBOR + .04%, 0.38%, due 03/15/13	689,412
	1,200,000	GE Capital Credit Card Master Note Trust, Series 07-3, Class A1, 1 mo. LIBOR + .01%, 0.35%, due 06/15/13	1,152,000
	1,300,000	Household Credit Card Master Note Trust I, Series 07-1, Class A, 1 mo. LIBOR + .05%, 0.39%, due 04/15/13	1,268,312
	600,000	Household Credit Card Master Note Trust I, Series 07-2, Class A, 1 mo. LIBOR + .55%, 0.89%, due 07/15/13	586,125
	400,000	MBNA Credit Card Master Note Trust, Series 04-A8, Class A8, 1 mo. LIBOR + .15%, 0.49%, due 01/15/14	389,928
	1,300,000	National City Credit Card Master Trust, Series 08-3, Class A, 1 mo. LIBOR + 1.80%, 2.14%, due 05/15/13	1,196,000

400,000	World Financial Network Credit Card Master Trust, Series 06-A, Class A, 144A, 1 mo. LIBOR + .13%, 0.47%, due 02/15/17	350,968
	Total Credit Cards	19,405,872

	Equipment Leases — 0.1%
400,000	CNH Equipment Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.95%, 2.29%, due 08/15/14	373,360
517,415	CNH Equipment Trust, Series 07-B, Class A3B, 1 mo. LIBOR + .60%, 0.94%, due 10/17/11	517,084
1,100,000	GE Equipment Midticket LLC, Series 07-1, Class A3B, 1 mo. LIBOR + .25%, 0.60%, due 06/14/11	1,064,250
	Total Equipment Leases	1,954,694

	Insurance Premiums — 0.0%
1,000,000	AICCO Premium Finance Master Trust, Series 07-AA, Class A, 144A, 1 mo. LIBOR + .05%, 0.39%, due 12/15/11	867,000

	Insured Auto Financing — 0.3%
300,000	Aesop Funding II LLC, Series 05-1A, Class A3, 144A, MBIA, 1 mo. LIBOR + .12%, 0.44%, due 04/20/11	268,497
800,000	AmeriCredit Automobile Receivables Trust, Series 07-AX, Class A4, XL, 1 mo. LIBOR + .04%, 0.45%, due 10/06/13	705,520
275,209	AmeriCredit Automobile Receivables Trust, Series 05-BM, Class A4, MBIA, 1 mo. LIBOR + .08%, 0.49%, due 05/06/12	268,659
500,000	AmeriCredit Automobile Receivables Trust, Series 07-BF, Class A4, FSA, 1 mo. LIBOR + .05%, 0.46%, due 12/06/13	407,500
237,272	AmeriCredit Automobile Receivables Trust, Series 07-CM, Class A3B, MBIA, 1 mo. LIBOR + .03%, 0.44%, due 05/07/12	230,061
500,000	AmeriCredit Automobile Receivables Trust, Series 07-DF, Class A4B, FSA, 1 mo. LIBOR + .80%, 1.21%, due 06/06/14	402,831
800,000	AmeriCredit Prime Automobile Receivable Trust, Series 07-2M, Class A4B, MBIA, 1 mo. LIBOR + .50%, 0.90%, due 03/08/16	548,495
761,674	Capital One Auto Finance Trust, Series 06-A, Class A4, AMBAC, 1 mo. LIBOR + .01%, 0.35%, due 12/15/12	708,357
800,000	Capital One Auto Finance Trust, Series 06-B, Class A4, MBIA, 1 mo. LIBOR + .02%, 0.36%, due 07/15/13	746,896
200,000	Capital One Auto Finance Trust, Series 07-A, Class A4, AMBAC, 1 mo. LIBOR + .02%, 0.36%, due 11/15/13	160,833
721,131	Capital One Auto Finance Trust, Series 07-C, Class A3B, FGIC, 1 mo. LIBOR + .51%, 0.85%, due 04/16/12	714,028
100,000	Hertz Vehicle Financing LLC, Series 05-2A, Class A3, 144A, AMBAC, 1 mo. LIBOR + .20%, 0.51%, due 02/25/11	91,814
300,000	Hertz Vehicle Financing LLC, Series 05-2A, Class A5, 144A, AMBAC, 1 mo. LIBOR + .25%, 0.56%, due 11/25/11	243,933
1,294,285	Santander Drive Auto Receivables Trust, Series 07-1, Class A4, FGIC, 1 mo. LIBOR + .05%, 0.39%, due 09/15/14	1,072,966
800,000	Santander Drive Auto Receivables Trust, Series 07-3, Class A4B, FGIC, 1 mo. LIBOR + .65%, 0.99%, due 10/15/14	650,768
1,700,000	Triad Auto Receivables Owner Trust, Series 07-B, Class A4B, FSA, 1 mo. LIBOR + 1.20%, 1.57%, due 07/14/14	1,463,564
114,482	UPFC Auto Receivables Trust, Series 06-B, Class A3, AMBAC, 5.01%, due 08/15/12	109,044
	Total Insured Auto Financing	8,793,766

	Insured Business Loans — 0.0%
320,782	CNL Commercial Mortgage Loan Trust, Series 03-2A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .44%, 0.75%, due 10/25/30	73,780

	Insured High Yield Collateralized Debt Obligations — 0.0%
483,440	GSC Partners CDO Fund Ltd., Series 03-4A, Class A3, 144A, AMBAC, 3 mo. LIBOR + .46%, 1.57%, due 12/16/15	391,586

128,575	GSC Partners CDO Fund Ltd., Series 2A, Class A, 144A, FSA, 6 mo. LIBOR + .52%, 1.76%, due 05/22/13	88,717
	Total Insured High Yield Collateralized Debt Obligations	480,303

	Insured Other — 0.1%
800,000	DB Master Finance LLC, Series 06-1, Class A2, 144A, AMBAC, 5.78%, due 06/20/31	614,762
1,500,000	Dominos Pizza Master Issuer LLC, Series 07-1, Class A2, 144A, MBIA, 5.26%, due 04/25/37	799,794
825,729	Henderson Receivables LLC, Series 06-3A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.54%, due 09/15/41	550,662
834,728	Henderson Receivables LLC, Series 06-4A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.54%, due 12/15/41	561,588
626,271	TIB Card Receivables Fund, 144A, FGIC, 3 mo. LIBOR + .25%, 1.42%, due 01/05/14	532,331
100,000	Toll Road Investment Part II, Series B, 144A, MBIA, Zero Coupon, due 02/15/30	16,557
900,000	Toll Road Investment Part II, Series C, 144A, MBIA, Zero Coupon, due 02/15/37	81,252
	Total Insured Other	3,156,946

	Insured Residential Asset-Backed Securities (United States) — 0.0%
103,724	Ameriquest Mortgage Securities, Inc., Series 04-R6, Class A1, XL, 1 mo. LIBOR + .21%, 0.52%, due 07/25/34	46,676
129,802	Citigroup Mortgage Loan Trust, Inc., Series 03-HE3, Class A, AMBAC, 1 mo. LIBOR + .38%, 0.69%, due 12/25/33	84,500
34,175	Quest Trust, Series 04-X1, Class A, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.64%, due 03/25/34	19,244
888,023	Residential Asset Mortgage Products, Inc., Series 05-RS9, Class AI3, FGIC, 1 mo. LIBOR + .22%, 0.53%, due 11/25/35	355,209
	Total Insured Residential Asset-Backed Securities (United States)	505,629

	Insured Residential Mortgage-Backed Securities (United States) — 0.0%
18,546	Chevy Chase Mortgage Funding Corp., Series 03-4A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .34%, 0.65%, due 10/25/34	9,273
42,637	Chevy Chase Mortgage Funding Corp., Series 04-1A, Class A2, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.64%, due 01/25/35	18,760
506,850	Countrywide Home Equity Loan Trust, Series 07-E, Class A, MBIA, 1 mo. LIBOR + .15%, 0.49%, due 06/15/37	141,665
300,000	GMAC Mortgage Corp. Loan Trust, Series 04-HE3, Class A3, FSA, 1 mo. LIBOR + .23%, 0.54%, due 10/25/34	295,015
19,488	GreenPoint Home Equity Loan Trust, Series 04-1, Class A, AMBAC, 1 mo. LIBOR + .23%, 0.77%, due 07/25/29	7,942
23,998	GreenPoint Home Equity Loan Trust, Series 04-4, Class A, AMBAC, 1 mo. LIBOR + .28%, 0.90%, due 08/15/30	9,528
44,110	Lehman ABS Corp., Series 04-2, Class A, AMBAC, 1 mo. LIBOR + .22%, 0.75%, due 06/25/34	11,028
10,749	Residential Funding Mortgage Securities II, Series 03-HS1, Class AII, FGIC, 1 mo. LIBOR + .29%, 0.60%, due 12/25/32	4,614
194,351	SBI Heloc Trust, Series 05-HE1, Class 1A, 144A, FSA, 1 mo. LIBOR + .19%, 0.50%, due 11/25/35	93,383
74,177	Wachovia Asset Securitization, Inc., Series 02-HE1, Class A, AMBAC, 1 mo. LIBOR + .37%, 0.68%, due 09/27/32	32,216
65,454	Wachovia Asset Securitization, Inc., Series 04-HE1, Class A, MBIA, 1 mo. LIBOR + .22%, 0.53%, due 06/25/34	23,945
	Total Insured Residential Mortgage-Backed Securities (United States)	647,369

	Insured Time Share — 0.0%
31,784	Cendant Timeshare Receivables Funding LLC, Series 04-1A, Class A2, 144A, MBIA, 1 mo. LIBOR + .18%, 0.50%, due 05/20/16	25,754
83,139	Cendant Timeshare Receivables Funding LLC, Series 05-1A, Class A2, 144A, FGIC, 1 mo. LIBOR + .18%, 0.50%, due 05/20/17	56,560
149,795	Sierra Receivables Funding Co., Series 06-1A, Class A2, 144A, MBIA, 1 mo. LIBOR + .15%, 0.47%, due 05/20/18	114,171
179,386	Sierra Receivables Funding Co., Series 07-1A, Class A2, 144A, FGIC, 1 mo. LIBOR + .15%, 0.47%, due 03/20/19	116,657

498,435	Sierra Receivables Funding Co., Series 07-2A, Class A2, 144A, MBIA, 1 mo. LIBOR + 1.00%, 1.32%, due 09/20/19	310,372
	Total Insured Time Share	623,514

	Insured Transportation — 0.0%
196,667	GE Seaco Finance SRL, Series 04-1A, Class A, 144A, AMBAC, 1 mo. LIBOR + .30%, 0.64%, due 04/17/19	121,933

	Investment Grade Corporate Collateralized Debt Obligations — 0.3%
1,000,000	Counts Trust, Series 04-2, 144A, 3 mo. LIBOR + .95%, 2.24%, due 09/20/09	1,000,200
1,000,000	Morgan Stanley ACES SPC, Series 04-12, Class I, 144A, 3 mo. LIBOR + .80%, 2.01%, due 08/05/09	918,500
1,000,000	Morgan Stanley ACES SPC, Series 04-15, Class I, 144A, 3 mo. LIBOR + .45%, 1.74%, due 12/20/09	907,500
1,000,000	Morgan Stanley ACES SPC, Series 04-15, Class II, 144A, 3 mo. LIBOR + .65%, 1.94%, due 12/20/09	848,000
1,000,000	Morgan Stanley ACES SPC, Series 05-2A, Class A, 144A, 3 mo. LIBOR + .45%, 1.74%, due 03/20/10	802,000
1,000,000	Morgan Stanley ACES SPC, Series 05-10, Class A1, 144A, 3 mo. LIBOR + .52%, 1.81%, due 03/20/10	729,500
1,000,000	Morgan Stanley ACES SPC, Series 05-15, Class A, 144A, 3 mo. LIBOR + .40%, 1.69%, due 12/20/10	687,000
1,000,000	Morgan Stanley ACES SPC, Series 06-13A, Class A, 144A, 3 mo. LIBOR + .29%, 1.58%, due 06/20/13	441,000
1,000,000	Prism Orso Trust, Series 04-MAPL, Class CERT, 144A, 3 mo. LIBOR + .70%, 1.99%, due 08/01/11	782,700
1,000,000	Salisbury International Investments Ltd., 3 mo. LIBOR + .42%, 1.71%, due 06/22/10	477,200
	Total Investment Grade Corporate Collateralized Debt Obligations	7,593,600

	Residential Asset-Backed Securities (United States) — 0.5%
37,311	Accredited Mortgage Loan Trust, Series 04-4, Class A1B, 1 mo. LIBOR + .39%, 0.70%, due 01/25/35	12,732
63,135	Accredited Mortgage Loan Trust, Series 07-1, Class A1, 1 mo. LIBOR + .05%, 0.36%, due 02/25/37	55,483
140,459	ACE Securities Corp., Series 05-ASP1, Class A2C, 1 mo. LIBOR + .27%, 0.58%, due 09/25/35	133,633
145,435	ACE Securities Corp., Series 06-SL1, Class A, 1 mo. LIBOR + .16%, 0.47%, due 09/25/35	16,900
116,687	ACE Securities Corp., Series 06-ASP1, Class A2B, 1 mo. LIBOR + .15%, 0.46%, due 12/25/35	111,670
111,812	ACE Securities Corp., Series 06-ASL1, Class A, 1 mo. LIBOR + .14%, 0.45%, due 02/25/36	16,660
291,965	ACE Securities Corp., Series 06-ASP2, Class A2B, 1 mo. LIBOR + .14%, 0.45%, due 03/25/36	254,331
300,000	ACE Securities Corp., Series 06-ASP2, Class A2C, 1 mo. LIBOR + .18%, 0.49%, due 03/25/36	82,560
400,000	ACE Securities Corp., Series 06-OP1, Class A2C, 1 mo. LIBOR + .15%, 0.46%, due 04/25/36	91,000
200,000	ACE Securities Corp., Series 06-HE2, Class A2C, 1 mo. LIBOR + .16%, 0.47%, due 05/25/36	69,500
303,974	ACE Securities Corp., Series 06-SL3, Class A1, 1 mo. LIBOR + .10%, 0.41%, due 06/25/36	10,761
389,022	ACE Securities Corp., Series 06-SL3, Class A2, 1 mo. LIBOR + .17%, 0.48%, due 06/25/36	7,780
297,927	ACE Securities Corp., Series 06-HE3, Class A2B, 1 mo. LIBOR + .09%, 0.40%, due 06/25/36	199,492
700,000	ACE Securities Corp., Series 06-CW1, Class A2B, 1 mo. LIBOR + .10%, 0.41%, due 07/25/36	471,940
336,516	ACE Securities Corp., Series 06-ASP4, Class A2B, 1 mo. LIBOR + .10%, 0.41%, due 08/25/36	172,498
700,000	ACE Securities Corp., Series 06-ASP5, Class A2C, 1 mo. LIBOR + .18%, 0.49%, due 10/25/36	176,750
282,037	ACE Securities Corp., Series 07-WM1, Class A2A, 1 mo. LIBOR + .07%, 0.38%, due 11/25/36	136,168
340,978	ACE Securities Corp., Series 07-HE1, Class A2A, 1 mo. LIBOR + .09%, 0.40%, due 01/25/37	155,997
385,279	Alliance Bancorp Trust, Series 07-S1, Class A1, 144A, 1 mo. LIBOR + .20%, 0.51%, due 05/25/37	43,768
130,475	Argent Securities, Inc., Series 04-W8, Class A5, 1 mo. LIBOR + .52%, 0.83%, due 05/25/34	52,231
484,548	Argent Securities, Inc., Series 06-W2, Class A2B, 1 mo. LIBOR + .19%, 0.50%, due 03/25/36	281,038
300,000	Argent Securities, Inc., Series 06-W5, Class A2C, 1 mo. LIBOR + .15%, 0.46%, due 06/25/36	81,000
1,600,000	Argent Securities, Inc., Series 06-M1, Class A2C, 1 mo. LIBOR + .15%, 0.46%, due 07/25/36	386,000
469,469	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.42%, due 09/25/36	272,292
300,000	Asset Backed Funding Certificates, Series 06-OPT2, Class A3C, 1 mo. LIBOR + .15%, 0.46%, due 10/25/36	94,140
600,000	Asset Backed Funding Certificates, Series 06-OPT2, Class A3B, 1 mo. LIBOR + .11%, 0.42%, due 10/25/36	523,380

44,840	Asset Backed Funding Certificates, Series 06-OPT3, Class A3A, 1 mo. LIBOR + .06%, 0.37%, due 11/25/36	42,181
981,426	Asset Backed Funding Certificates, Series 07-NC1, Class A1, 144A, 1 mo. LIBOR + .22%, 0.53%, due 05/25/37	651,274
248,223	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, 1 mo. LIBOR + .65%, 1.62%, due 05/28/39	124,111
248,223	Bayview Financial Acquisition Trust, Series 04-B, Class A1, 144A, 1 mo. LIBOR + .50%, 1.32%, due 05/28/39	151,416
367,882	Bayview Financial Acquisition Trust, Series 05-A, Class A1, 144A, 1 mo. LIBOR + .50%, 1.32%, due 02/28/40	152,929
170,369	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A1, 1 mo. LIBOR + .11%, 0.42%, due 11/25/36	115,493
300,000	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A2, 1 mo. LIBOR + .20%, 0.51%, due 11/25/36	65,331
216,733	Bear Stearns Mortgage Funding Trust, Series 07-SL2, Class 1A, 1 mo. LIBOR + .16%, 0.47%, due 02/25/37	19,338
137,288	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A1, 1 mo. LIBOR + .12%, 0.43%, due 02/25/37	116,022
1,300,000	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A2, 1 mo. LIBOR + .20%, 0.51%, due 02/25/37	445,344
500,000	Centex Home Equity, Series 06-A, Class AV3, 1 mo. LIBOR + .16%, 0.47%, due 06/25/36	275,000
11,184	Chase Funding Mortgage Loan Trust, Series 03-3, Class 2A2, 1 mo. LIBOR + .27%, 0.85%, due 04/25/33	7,717
6,079	Citigroup Mortgage Loan Trust, Inc., Series 04-OPT1, Class A1B, 1 mo. LIBOR + .41%, 0.72%, due 10/25/34	1,976
400,000	Citigroup Mortgage Loan Trust, Inc., Series 06-HE3, Class A2C, 1 mo. LIBOR + .16%, 0.47%, due 12/25/36	103,000
1,000,000	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, 1 mo. LIBOR + .14%, 0.45%, due 02/25/37	467,200
298,418	Countrywide Asset-Backed Certificates, Series 06-BC5, Class 2A1, 1 mo. LIBOR + .08%, 0.39%, due 03/25/37	262,250
163,282	Credit-Based Asset Servicing & Securitization, Series 06-RP1, Class A1, 144A, 1 mo. LIBOR + .11%, 0.42%, due 04/25/36	141,749
18,434	Equity One ABS, Inc., Series 04-1, Class AV2, 1 mo. LIBOR + .30%, 0.61%, due 04/25/34	3,721
500,000	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF5, Class 2A3, 1 mo. LIBOR + .16%, 0.47%, due 04/25/36	195,000
110,413	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF18, Class A2A, 1 mo. LIBOR + .07%, 0.38%, due 12/25/37	105,582
168,827	Fremont Home Loan Trust, Series 06-A, Class 1A2, 1 mo. LIBOR + .20%, 0.50%, due 05/25/36	82,673
158,686	Fremont Home Loan Trust, Series 06-B, Class 2A2, 1 mo. LIBOR + .10%, 0.41%, due 08/25/36	123,230
600,000	Fremont Home Loan Trust, Series 06-B, Class 2A3, 1 mo. LIBOR + .16%, 0.47%, due 08/25/36	180,000
151,420	Household Home Equity Loan Trust, Series 05-2, Class A2, 1 mo. LIBOR + .31%, 0.63%, due 01/20/35	89,338
138,767	Household Home Equity Loan Trust, Series 05-3, Class A2, 1 mo. LIBOR + .29%, 0.61%, due 01/20/35	82,566
439,141	Household Home Equity Loan Trust, Series 06-1, Class A1, 1 mo. LIBOR + .16%, 0.48%, due 01/20/36	271,719
1,000,000	J.P. Morgan Mortgage Acquisition Corp., Series 06-WMC4, Class A3, 1 mo. LIBOR + .12%, 0.43%, due 12/25/36	318,361
167,440	Master Asset-Backed Securities Trust, Series 05-FRE1, Class A4, 1 mo. LIBOR + .25%, 0.56%, due 10/25/35	124,324
234,956	Master Asset-Backed Securities Trust, Series 06-WMC1, Class A2, 1 mo. LIBOR + .11%, 0.42%, due 02/25/36	219,683
700,000	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.46%, due 03/25/36	262,500
400,000	Master Asset-Backed Securities Trust, Series 06-HE2, Class A3, 1 mo. LIBOR + .15%, 0.46%, due 06/25/36	102,000
800,000	Master Asset-Backed Securities Trust, Series 06-HE3, Class A3, 1 mo. LIBOR + .15%, 0.46%, due 08/25/36	206,000

500,000	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, 1 mo. LIBOR + .16%, 0.47%, due 10/25/36	127,500
268,676	Master Asset-Backed Securities Trust, Series 06-AM3, Class A2, 1 mo. LIBOR + .13%, 0.44%, due 10/25/36	235,763
229,481	Master Second Lien Trust, Series 06-1, Class A, 1 mo. LIBOR + .16%, 0.47%, due 03/25/36	14,916
348,476	Merrill Lynch Mortgage Investors, Series 07-HE2, Class A2A, 1 mo. LIBOR + .12%, 0.43%, due 02/25/37	181,068
137,326	Morgan Stanley Capital, Inc., Series 04-SD1, Class A, 1 mo. LIBOR + .40%, 0.71%, due 08/25/34	85,829
1,000,000	Morgan Stanley Capital, Inc., Series 07-HE4, Class A2C, 1 mo. LIBOR + .23%, 0.54%, due 02/25/37	242,500
407,996	Morgan Stanley Home Equity Loans, Series 07-2, Class A1, 1 mo. LIBOR + .10%, 0.41%, due 04/25/37	281,517
300,000	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, 1 mo. LIBOR + .15%, 0.46%, due 11/25/36	73,500
303,103	People’s Choice Home Loan Securities Trust, Series 05-4, Class 1A2, 1 mo. LIBOR + .26%, 0.57%, due 12/25/35	226,030
411,837	RAAC Series Trust, Series 06-SP1, Class A2, 1 mo. LIBOR + .19%, 0.50%, due 09/25/45	292,816
145,018	Residential Asset Mortgage Products, Inc., Series 05-RS8, Class A2, 1 mo. LIBOR + .29%, 0.60%, due 10/25/33	108,889
64,683	Residential Asset Mortgage Products, Inc., Series 05-RS4, Class A3, 1 mo. LIBOR + .23%, 0.54%, due 04/25/35	59,266
83,716	Residential Asset Mortgage Products, Inc., Series 06-RZ4, Class A1, 1 mo. LIBOR + .09%, 0.40%, due 10/25/36	81,309
357,975	Residential Asset Securities Corp., Series 05-KS12, Class A2, 1 mo. LIBOR + .25%, 0.56%, due 01/25/36	300,699
265,462	Residential Asset Securities Corp., Series 07-KS3, Class AI1, 1 mo. LIBOR + .11%, 0.42%, due 04/25/37	226,134
9,319	Saxon Asset Securities Trust, Series 04-1, Class A, 1 mo. LIBOR + .27%, 0.85%, due 03/25/35	3,107
152,212	Securitized Asset Backed Receivables LLC, Series 06-NC1, Class A2, 1 mo. LIBOR + .16%, 0.47%, due 03/25/36	118,725
132,377	Security National Mortgage Loan Trust, Series 06-2A, Class A1, 144A, 1 mo. LIBOR + .29%, 0.60%, due 10/25/36	119,139
80,552	SG Mortgage Securities Trust, Series 05-OPT1, Class A2, 1 mo. LIBOR + .26%, 0.57%, due 10/25/35	51,498
109,967	Soundview Home Equity Loan Trust, Series 07-NS1, Class A1, 1 mo. LIBOR + .12%, 0.43%, due 01/25/37	89,039
500,000	Specialty Underwriting & Residential Finance, Series 06-BC3, Class A2C, 1 mo. LIBOR + .15%, 0.46%, due 06/25/37	131,200
281,668	Structured Asset Investment Loan Trust, Series 06-1, Class A3, 1 mo. LIBOR + .20%, 0.51%, due 01/25/36	107,034
214,521	Structured Asset Securities Corp., Series 05-S6, Class A2, 1 mo. LIBOR + .29%, 0.60%, due 11/25/35	32,178
642,656	Yale Mortgage Loan Trust, Series 07-1, Class A, 144A, 1 mo. LIBOR + .40%, 0.71%, due 06/25/37	212,655
	Total Residential Asset-Backed Securities (United States)	12,821,043

	Residential Mortgage-Backed Securities (Australian) — 0.2%
152,597	Australian Mortgage Securities II, Series G3, Class A1A, 3 mo. LIBOR + .21%, 1.35%, due 01/10/35	129,707
312,942	Crusade Global Trust, Series 06-1, Class A1, 144A, 3 mo. LIBOR + .06%, 1.17%, due 07/20/38	273,606
495,729	Crusade Global Trust, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 1.17%, due 04/19/38	412,698
122,042	Interstar Millennium Trust, Series 03-3G, Class A2, 3 mo. LIBOR + .25%, 1.73%, due 09/27/35	97,151
925,530	Interstar Millennium Trust, Series 04-2G, Class A, 3 mo. LIBOR + .20%, 1.72%, due 03/14/36	748,837
75,645	Interstar Millennium Trust, Series 05-1G, Class A, 3 mo. LIBOR + .12%, 1.41%, due 12/08/36	59,165
98,425	Interstar Millennium Trust, Series 06-2GA, Class A2, 144A, 3 mo. LIBOR + .08%, 0.74%, due 05/27/38	74,201
56,628	Medallion Trust, Series 05-1G, Class A1, 3 mo. LIBOR + .08%, 1.04%, due 05/10/36	49,963
368,091	Medallion Trust, Series 06-1G, Class A1, 3 mo. LIBOR + .05%, 1.37%, due 06/14/37	307,847
471,827	National RMBS Trust, Series 06-3, Class A1, 144A, 3 mo. LIBOR + .07%, 1.18%, due 10/20/37	406,705
506,900	Puma Finance Ltd., Series G5, Class A1, 144A, 3 mo. LIBOR + .07%, 0.82%, due 02/21/38	385,026

29,077	Superannuation Members Home Loans Global Fund, Series 6, Class A, 3 mo. LIBOR + .16%, 1.12%, due 11/09/35	24,346
77,216	Superannuation Members Home Loans Global Fund, Series 7, Class A1, 3 mo. LIBOR + .14%, 1.42%, due 03/09/36	67,843
66,401	Superannuation Members Home Loans Global Fund, Series 8, Class A1, 3 mo. LIBOR + .07%, 1.21%, due 01/12/37	54,902
628,139	Superannuation Members Home Loans Global Fund, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 1.39%, due 06/12/40	513,912
439,095	Westpac Securitization Trust, Series 07-1G, Class A2A, 3 mo. LIBOR + .05%, 0.80%, due 05/21/38	370,895
	Total Residential Mortgage-Backed Securities (Australian)	3,976,804

	Residential Mortgage-Backed Securities (European) — 0.2%
500,000	Aire Valley Mortgages, Series 06-1A, Class 1A, 144A, 3 mo. LIBOR + .11%, 1.40%, due 09/20/66	250,000
500,000	Aire Valley Mortgages, Series 07-1A, Class 1A2, 144A, 3 mo. LIBOR + .09%, 1.38%, due 03/20/30	250,000
400,000	Arkle Master Issuer Plc, Series 06-1A, Class 3A, 144A, 3 mo. LIBOR + .05%, 0.90%, due 08/17/11	395,924
1,100,000	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 1.24%, due 01/13/39	943,140
98,740	Gracechurch Mortgage Funding Plc, Series 1A, Class A2B, 144A, 3 mo. LIBOR + .07%, 1.21%, due 10/11/41	90,987
210,631	Granite Master Issuer Plc, Series 06-2, Class A4, 1 mo. LIBOR + .04%, 0.36%, due 12/20/54	133,224
114,820	Granite Mortgages Plc, Series 04-3, Class 2A1, 3 mo. LIBOR + .14%, 1.43%, due 09/20/44	72,624
615,038	Kildare Securities Ltd., Series 07-1A, Class A2, 144A, 3 mo. LIBOR + .06%, 1.35%, due 12/10/43	455,694
108,024	Leek Finance Plc, Series 15A, Class AB, 144A, 3 mo. LIBOR + .14%, 1.37%, due 03/21/37	86,419
104,400	Leek Finance Plc, Series 17A, Class A2B, 144A, 3 mo. LIBOR + .14%, 1.37%, due 12/21/37	66,816
30,336	Leek Finance Plc, Series 14A, Class A2B, 144A, 3 mo. LIBOR + .18%, 1.41%, due 09/21/36	27,302
207,063	Paragon Mortgages Plc, Series 7A, Class A1A, 144A, 3 mo. LIBOR + .21%, 1.09%, due 05/15/34	119,320
333,961	Paragon Mortgages Plc, Series 12A, Class A2C, 144A, 3 mo. LIBOR + .11%, 0.99%, due 11/15/38	150,616
234,406	Paragon Mortgages Plc, Series 14A, Class A2C, 144A, 3 mo. LIBOR + .10%, 1.42%, due 09/15/39	111,411
1,300,000	Pendeford Master Issuer Plc, Series 07-1A, Class 3A, 144A, 3 mo. LIBOR + .10%, 1.04%, due 02/12/16	1,239,258
1,000,000	Permanent Master Issuer Plc, Series 06-1, Class 5A, 3 mo. LIBOR + .11%, 1.24%, due 07/15/33	830,000
200,000	Permanent Master Issuer Plc, Series 07-1, Class 4A, 3 mo. LIBOR + .08%, 1.21%, due 10/15/33	160,444
	Total Residential Mortgage-Backed Securities (European)	5,383,179

	Residential Mortgage-Backed Securities (United States) — 0.0%
29,043	Chevy Chase Mortgage Funding Corp., Series 04-3A, Class A2, 144A, 1 mo. LIBOR + .30%, 0.61%, due 08/25/35	12,779
51,069	GreenPoint Mortgage Funding Trust, Series 05-HE4, Class 2A3C, 1 mo. LIBOR + .25%, 0.56%, due 07/25/30	40,600
106,513	Mellon Residential Funding Corp., Series 04-TBC1, Class A, 144A, 1 mo. LIBOR + .25%, 0.56%, due 02/26/34	62,476
	Total Residential Mortgage-Backed Securities (United States)	115,855

	Student Loans — 0.1%
400,000	College Loan Corp. Trust, Series 06-1, Class A2, 3 mo. LIBOR + .02%, 1.11%, due 04/25/22	386,276
700,000	College Loan Corp. Trust, Series 07-2, Class A1, 3 mo. LIBOR + .25%, 1.34%, due 01/25/24	658,000
156,000	College Loan Corp. Trust, Series 07-1, Class A1, 3 mo. LIBOR + .01%, 1.10%, due 01/25/23	153,403
142,936	Goal Capital Funding Trust, Series 06-1, Class A1, 3 mo. LIBOR, 0.66%, due 08/25/20	139,618
154,666	Goal Capital Funding Trust, Series 07-1, Class A1, 3 mo. LIBOR + .02%, 1.24%, due 06/25/21	153,366
47,755	Keycorp Student Loan Trust, Series 05-A, Class 2A1, 3 mo. LIBOR + .05%, 1.28%, due 09/27/21	47,102
116,107	Montana Higher Education Student Assistance Corp., Series 05-1, Class A, 3 mo. LIBOR + .04%, 1.33%, due 06/20/15	114,894
345,664	National Collegiate Student Loan Trust, Series 06-1, Class A2, 1 mo. LIBOR + .14%, 0.45%, due 08/25/23	311,098
276,543	National Collegiate Student Loan Trust, Series 06-A, Class A1, 144A, 1 mo. LIBOR + .08%, 0.39%, due 08/26/19	266,172
400,000	Nelnet Student Loan Trust, Series 05-2, Class A4, 3 mo. LIBOR + .08%, 1.31%, due 12/23/19	380,220
141,708	SLC Student Loan Trust, Series 06-A, Class A2, 3 mo. LIBOR + .03%, 1.16%, due 10/15/15	141,127

376,996	SLM Student Loan Trust, Series 07-A, Class A1, 3 mo. LIBOR + .03%, 1.35%, due 09/15/22	319,033
	Total Student Loans	3,070,309

	Time Share — 0.0%
259,226	Sierra Receivables Funding Co., Series 08-1A, Class A2, 144A, 1 mo. LIBOR + 4.00%, 4.32%, due 02/20/20	229,416
	Total Asset-Backed Securities	101,677,552

	Corporate Debt — 0.0%
598,000	Health Care Property Investors, Inc., Series G, MTN, 5.63%, due 02/28/13	506,099

	U.S. Government Agency — 0.1%
234,100	Agency for International Development Floater (Support of C.A.B.E.I), 6 mo. U.S. Treasury Bill + .40%, 0.71%, due 10/01/12(a)	225,770
168,317	Agency for International Development Floater (Support of Honduras), 3 mo. U.S. Treasury Bill x 117%, 1.93%, due 10/01/11(a)	162,692
970,000	Agency for International Development Floater (Support of India), 3 mo. LIBOR + .10%, 1.13%, due 02/01/27(a)	823,984
628,867	Agency for International Development Floater (Support of Jamaica), 6 mo. U.S. Treasury Bill + 0.75%, 1.06%, due 03/30/19(a)	580,152
74,879	Agency for International Development Floater (Support of Peru), Series B, 6 mo. U.S. Treasury Bill +.35%, 0.66%, due 05/01/14(a)	70,968
600,001	Agency for International Development Floater (Support of Zimbabwe), 3 mo. U.S. Treasury Bill x 115%, 1.89%, due 01/01/12(a)	580,113
	Total U.S. Government Agency	2,443,679
	TOTAL DEBT OBLIGATIONS (COST $108,109,214)	104,627,330

Shares	Description	Value ($)

	PREFERRED STOCKS — 0.0%

	Banking — 0.0%
1,000	Home Ownership Funding 2 Preferred 144A, 1.00% (a)	90,000
	TOTAL PREFERRED STOCKS (COST $158,808)	90,000

	MUTUAL FUNDS — 96.2%

	Affiliated Issuers — 96.2%
42,038,376	GMO Alpha Only Fund, Class IV	212,714,185
4,605,936	GMO Asset Allocation Bond Fund, Class VI	116,345,941
25,538,524	GMO Domestic Bond Fund, Class VI	167,277,332
1,401,205	GMO Emerging Country Debt Fund, Class IV	9,640,294
25,851,416	GMO Emerging Markets Fund, Class VI	251,275,767
3,530,516	GMO Flexible Equities Fund, Class VI	66,197,171
1,854,256	GMO Inflation Indexed Plus Bond Fund, Class VI	30,261,461
13,051,898	GMO International Core Equity Fund, Class VI	311,548,812
8,355,983	GMO International Growth Equity Fund, Class IV	148,068,011
8,184,557	GMO International Intrinsic Value Fund, Class IV	150,759,538
358,319	GMO Short-Duration Investment Fund, Class III	2,665,895
3,310,883	GMO Special Situations Fund, Class VI	86,149,171
15,521,359	GMO Strategic Fixed Income Fund, Class VI	240,115,422
4,284,520	GMO U.S. Core Equity Fund, Class VI	38,303,610
50,639,711	GMO U.S. Quality Equity Fund, Class VI	821,882,515
1,032,718	GMO World Opportunity Overlay Fund	19,084,625
	TOTAL MUTUAL FUNDS (COST $3,217,144,364)	2,672,289,750

Shares	Description	Value ($)

	SHORT-TERM INVESTMENTS — 0.0%

	Money Market Funds — 0.0%
76,735	State Street Institutional U.S. Government Money Market Fund-Institutional Class	76,735
	TOTAL SHORT-TERM INVESTMENTS (COST $76,735)	76,735

	TOTAL INVESTMENTS — 100.0% (Cost $3,325,489,121)	2,777,083,815

	Other Assets and Liabilities (net) — 0.00%	5,996

	TOTAL NET ASSETS — 100.0%	$2,777,089,811

As of May 31, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$3,467,175,361	$65,287,725	$(755,379,271)	$(690,091,546)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2009 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income		Distributions of Realized Gains		Value, end of period
GMO Alpha Only Fund, Class IV	$409,903,662	$25,890,013	$18,267,222	$17,666,445		$—		$212,714,185
GMO Asset Allocation Bond Fund, Class VI	—	128,427,714	13,092,169	—		—		116,345,941
GMO Domestic Bond Fund, Class VI	204,811,016	—	762,954	37,633,555	♦	11,765,598	♦	167,277,332
GMO Emerging Country Debt Fund, Class IV	8,197,052	—	—	—		—		9,640,294
GMO Emerging Markets Fund, Class VI	149,513,226	16,066,827	4,304,977	—		—		251,275,767
GMO Flexible Equities Fund, Class VI	51,855,694	3,007,764	400,407	—		—		66,197,171
GMO Inflation Indexed Plus Bond Fund, Class VI	27,675,383	—	103,146	375,224	♦	—		30,261,461
GMO International Core Equity Fund, Class VI	242,284,954	6,506,188	12,321,073	—		—		311,548,812
GMO International Growth Equity Fund, Class IV	85,167,566	37,297,722	4,333,106	—		—		148,068,011
GMO International Intrinsic Value Fund, Class IV	77,290,040	38,240,867	4,324,758	—		—		150,759,538
GMO Short-Duration Investment Fund, Class III	2,571,600	—	9,590	5,554		—		2,665,895
GMO Special Situations Fund, Class VI	86,658,653	2,529,769	4,681,461	—		—		86,149,171
GMO Strategic Fixed Income Fund, Class VI	270,301,534	—	1,007,117	49,569,728	♦	—		240,115,422
GMO U.S. Core Equity Fund, Class VI	34,489,170	276,082	2,278,470	262,996		—		38,303,610
GMO U.S. Quality Equity Fund, Class VI	637,315,620	104,799,624	29,754,833	4,709,471		—		821,882,515
GMO World Opportunity Overlay Fund	19,021,564	—	70,843	—	☐	—		19,084,625
Totals	$2,307,056,734	$363,042,570	$95,712,126	$110,222,973		$11,765,598		$2,672,289,750

♦ A portion of the dividend is expected to be a return of capital for tax purposes.  Please note that in January 2010, Form 1099-DIV is anticipated to be sent to applicable shareholders that will state the actual tax characterization of all distributions paid in 2009.

☐ The Fund received return of capital distributions in the amount of $1,151,664.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

C.A.B.E.I. - Central American Bank of Economic Integration

CDO - Collateralized Debt Obligation

CMBS - Collateralized Mortgage Backed Security

EUR LIBOR - London Interbank Offered Rate denominated in Euros.

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FSA - Insured as to the payment of principal and interest by Financial Security Assurance.

LIBOR - London Interbank Offered Rate

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.

MTN - Medium Term Note

RMBS - Residential Mortgage Backed Security

XL - Insured as to the payment of principal and interest by XL Capital Assurance.

The rates shown on variable rate notes are the current interest rates at May 31, 2009, which are subject to change based on the terms of the security.

(a)       Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

Portfolio valuation

Shares of the underlying funds and other mutual funds are generally valued at their net asset value.

Investments held by the underlying funds are valued as follows.  Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price, or broker bid (if the private market is more relevant in determining market value than the exchange).  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost.  Shares of investment funds are generally valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different than the value realized upon its sale.  Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE.  As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor using that vendor’s proprietary models.  As of May 31, 2009, 33.44% of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by that third party vendor. Those underlying funds classify such securities under SFAS 157 (as defined below) as level 2.

Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager.  The Manager evaluates pricing sources on an ongoing basis, and may change a pricing source at any time.  The Manager normally does not evaluate the prices supplied by pricing sources on a day-to-day basis.  The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable.  The prices provided by a pricing source may differ from the value that would be realized if the securities were sold, and the differences could be material. In addition, although alternative prices are available for other securities held by the Fund, those alternative sources would not necessarily confirm the security price used by the Fund. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund.  As of May 31, 2009, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 2.97% of the net assets of the Fund.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.  The Fund utilized the following fair value techniques on level 3 investments: The Fund valued debt securities using bids received from primary pricing sources.

The following is a summary of the categorization of investments by inputs used as of May 31, 2009 in valuing the Fund’s investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$2,500,858,783	$—
Level 2 – Other Significant Observable Inputs	172,013,801	—
Level 3 – Significant Unobservable Inputs	104,211,231	—
Total	$2,777,083,815	$—

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$—

Underlying funds are classified above as either level 1 or level 2. For the underlying funds’ summary of valuation inputs (including level 3 inputs, if any) please refer to the respective fund’s portfolio valuation note.  The aggregate absolute values of the Fund’s direct and indirect investments in securities and other financial instruments using level 3 inputs were 11.16% and 0.02% of total net assets, respectively.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of February 28, 2009	$106,361,263	$—
Accrued discounts/premiums	562,707	—
Realized gain (loss)	1,046,702	—
Change in unrealized appreciation/depreciation	6,130,855	—
Net purchases (sales)	(9,890,296)	—
Net transfers in and/or out of Level 3	—	—
Balance as of May 31, 2009	$104,211,231	$—

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Investment risks

The Fund is indirectly exposed to all of the risks associated with an investment in the underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.  Some underlying funds may invest in foreign securities and asset-backed securities. The Fund is subject to risks involved in investing in foreign securities that are not presented by investments in U.S. securities. These risks may involve adverse political and economic developments, including expropriation and the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. Also, fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s foreign currency holdings and investments denominated in foreign currency.  The risks described above apply to an even greater extent to investments in emerging countries. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets. Additionally, the investment risks associated with an investment in the underlying funds may be greater to the extent that the underlying funds engage in derivative transactions.

The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed in whole or in part by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables, which bring additional types of market risk.  Asset-backed securities also may be collateralized by the fees earned by service providers. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations”). Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any.  Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default in payment of the obligations and the defaulted obligations exceed the credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors.  Many asset-backed securities are now rated below investment grade.

With the deterioration of worldwide economic and liquidity conditions that became acute in 2008, the markets for asset-backed securities became fractured and uncertainty about the creditworthiness of those securities (and underlying collateral) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities generally. These events reduced liquidity for securitized credits and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not continue or that they will not deteriorate further. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages), have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities. There can be no assurance that in the future the market for asset-backed securities will become more liquid.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays.  In addition, asset-backed securities representing diverse sectors (e.g., auto loans, student loans, sub-prime mortgages, and credit-card receivables) have become more highly correlated since the deterioration of worldwide economic and liquidity conditions referred to above.

Disclosures about Derivative Instruments and Hedging Activities–Effective March 1, 2009, the Fund adopted FASB Statement of Financial Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). This standard is an amendment to FASB Statement No. 133 (“FASB 133”), “Accounting for Derivative Instruments” which expands the disclosure requirements of FASB 133 regarding an entity’s derivative instruments and hedging activities.

The Fund adopted SFAS 161 on March 1, 2009.  As of May 31, 2009, the Fund held no derivative contracts for the purposes of SFAS 161.

Currency Abbreviations:

EUR - Euro

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2009 (Unaudited)

Par Value		Description	Value ($)

		DEBT OBLIGATIONS — 16.3%

		Canada — 0.7%

		Foreign Government Obligations
CAD	1,500,000	Government of Canada, 8.00%, due 06/01/23	1,988,835

		France — 2.3%

		Foreign Government Obligations
EUR	5,000,000	Government of France, 4.00%, due 10/25/38	6,457,213

		Germany — 2.6%

		Foreign Government Obligations
EUR	5,000,000	Republic of Deutschland, 4.75%, due 07/04/34(a)	7,314,480

		Japan — 2.7%

		Foreign Government Obligations
JPY	700,000,000	Japan Government Twenty Year Bond, 2.20%, due 06/20/26	7,509,645

		United Kingdom — 2.3%

		Foreign Government Obligations
GBP	4,000,000	U.K. Treasury Gilt, 4.25%, due 12/07/27	6,369,515

		United States — 5.7%

		U.S. Government
USD	7,185,344	U.S. Treasury Inflation Indexed Bond, 0.88%, due 04/15/10(a)(b)	7,178,604
USD	15,000,000	U.S. Treasury Principal Strip Bond, due 11/15/21	8,610,930
		Total United States	15,789,534
		TOTAL DEBT OBLIGATIONS (COST $47,993,885)	45,429,222

Shares		Description	Value ($)

		MUTUAL FUNDS — 79.3%

		United States — 79.3%

		Affiliated Issuers
	1,322,529	GMO Emerging Country Debt Fund, Class III	9,112,223
	9,323,457	GMO Short-Duration Collateral Fund	149,734,717
	45,838	GMO Special Purpose Holding Fund(c)(d)	33,462
	604,201	GMO U.S. Treasury Fund	15,117,103
	2,522,447	GMO World Opportunity Overlay Fund	46,614,831
		Total United States	220,612,336
		TOTAL MUTUAL FUNDS (COST $302,515,414)	220,612,336

		SHORT-TERM INVESTMENTS — 2.2%

		Money Market Funds — 2.2%
	5,182,857	State Street Institutional Liquid Reserves Fund-Institutional Class	5,182,857
	908,540	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	908,540
		TOTAL SHORT-TERM INVESTMENTS (COST $6,091,397)	6,091,397

TOTAL INVESTMENTS — 97.8% (Cost $356,600,696)	272,132,955

Other Assets and Liabilities (net) — 2.2%	6,039,625

TOTAL NET ASSETS — 100.0%	$278,172,580

As of May 31, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$357,965,044	$510,384	$(86,342,473)	$(85,832,089)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2009 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income		Distributions of Realized Gains	Value, end of period
GMO Emerging Country Debt Fund, Class III	$7,736,793	$—	$—	$—		$—	$9,112,223
GMO Short-Duration Collateral Fund	159,431,112	—	—	20,079,076	·	—	149,734,717
GMO Special Purpose Holding Fund	33,462	—	—	—		—	33,462
GMO U.S. Treasury Fund	—	15,107,343	—	7,343		—	15,117,103
GMO World Opportunity Overlay Fund	46,286,913	—	—	—	*	—	46,614,831
Totals	$213,488,280	$15,107,343	$—	$20,086,419		$—	$220,612,336

· A significant portion of the dividend is expected to be a return of capital for tax purposes.  Please note that in January 2010, Form 1099-DIV is anticipated to be sent to applicable shareholders that will state the actual tax characterization of all distributions paid in 2009.

* The Fund received return of capital distributions in the amount of $2,812,977.

A summary of outstanding financial instruments at May 31, 2009 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys†
7/14/09	AUD	800,000	$638,756	$24,356
6/02/09	CAD	2,700,000	2,473,109	304,434
7/21/09	CAD	2,700,000	2,473,882	52,358
6/30/09	EUR	50,400,000	71,235,863	3,750,263
6/09/09	GBP	4,500,000	7,273,182	644,367

7/07/09	JPY	5,434,000,000	57,055,325	214,321
			$141,150,117	$4,990,099
Sales#
6/02/09	CAD	2,700,000	$2,473,109	$(52,453)

†	Fund buys foreign currency; sells USD.
#	Fund sells foreign currency; buys USD.

Forward Cross Currency Contracts

Settlement Date	Deliver/Units of Currency		Receive/In Exchange For		Net Unrealized Appreciation (Depreciation)
6/16/09	EUR	1,200,000	SEK	13,164,000	$43,305

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
194	Euro BOBL	June 2009	$31,520,434	$(450,805)
250	Euro Bund	June 2009	42,244,870	(1,421,768)
48	Japanese Government Bond 10 Yr. (TSE)	June 2009	68,720,403	(1,111,795)
53	U.S. Treasury Bond (CBT)	September 2009	6,235,781	23,260
66	U.S. Treasury Note 10 Yr. (CBT)	September 2009	7,722,000	(13,089)
125	U.S. Treasury Note 2 Yr. (CBT)	September 2009	27,101,562	23,451
154	U.S. Treasury Note 5 Yr. (CBT)	September 2009	17,782,187	(11,290)
45	UK Gilt Long Bond	September 2009	8,529,458	(29,832)
			$209,856,695	$(2,991,868)
Sales
36	Canadian Government Bond 10 Yr.	September 2009	$3,975,745	$(16,915)
5	Japanese Government Bond 10 Yr. (LIFFE)	June 2009	7,158,375	(167)
38	Australian Government Bond 3 Yr.	June 2009	3,220,955	6,729
23	Australian Government Bond 10 Yr.	June 2009	1,948,496	53,304
			$16,303,571	$42,951

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)^	Annual Premium	Implied Credit Spread (1)	Deliverable on Default	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Market Value
21,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.70%	1.05%	Republic of Italy	N/A		$(677,020)
15,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.66%	1.11%	Republic of Italy	15,000,000	USD	705,397
										$28,377
								Premiums to (Pay) Receive		$—

^	Receive - Fund receives premium and sells credit protection.
(Pay) - Fund pays premium and buys credit protection.
(1)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of May 31, 2009, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the credit derivative.  The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement.  Wider (i.e. higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(2)	The maximum potential amount the Fund could be required to make as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

As of May 31, 2009, for the futures and/or swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

(a)	All or a portion of this security has been pledged to cover margin requirements on open financial futures contracts and/or collateral on open swap contracts.
(b)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.
(c)	Underlying investment represents interests in defaulted securities.
(d)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price, or broker bid (if the private market is more relevant in determining market value than the exchange).  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost.  Shares of investment funds are generally valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different than the value realized upon its sale.  For information about the pricing of some specific positions (e.g. swaps) see descriptions below.

Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager.  The Manager evaluates pricing sources on an ongoing basis, and may change a pricing source at any time.  The Manager normally does not evaluate the prices supplied by pricing sources on a day-to-day basis.  The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable.  The prices provided by a pricing source may differ from the value that would be realized if the securities were sold, and the differences could be material. In addition, although alternative prices are available for other securities held by the Fund, those alternative sources would not necessarily confirm the security price used by the Fund. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund.  As of May 31, 2009, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 21.65% of the net assets of the Fund.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund utilized the following fair value techniques on Level 3 investments: The Fund considered interest in certain bankrupt securities to be worthless.

The following is a summary of the categorization of investments by inputs used as of May 31, 2009 in valuing the Fund’s investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$24,229,326	$106,744
Level 2 – Other Significant Observable Inputs	247,870,167	5,033,404
Level 3 – Significant Unobservable Inputs	33,462	705,397
Total	$272,132,955	$5,845,545

*Other financial instruments include forward currency contracts, futures contracts and swap agreements.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 – Quoted Prices	$—	$(3,055,661)
Level 2 – Other Significant Observable Inputs	—	(52,453)
Level 3 – Significant Unobservable Inputs	—	(677,020)
Total	$—	$(3,785,134)

**Other financial instruments include forward currency contracts, futures contracts and swap agreements.

Underlying funds are classified above as either level 1 or level 2 (except for GMO special Purpose Holding Fund, which is a level 3).  For the underlying funds’ summary of valuation inputs (including level 3 inputs, if any) please refer to the respective fund’s portfolio valuation note.  The aggregate absolute value of the Fund’s direct and indirect investments in securities and other financial instruments using level 3 inputs were 68.36% and 0.20% of total net assets, respectively.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments***
Balance as of February 28, 2009	$33,462	$(30,505)
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Realized gain distributions received	—	—
Realized gain distributions paid	—	—
Change in unrealized appreciation/depreciation	—	58,882
Net purchases (sales)	—	—
Net transfers in and/or out of Level 3	—	—
Balance as of May 31, 2009	$33,462	$28,377

***Other financial instruments include swap agreements.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amounts of the change in relative values of the two currencies).  The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.  Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses.  Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  These contracts involve market risk in excess of the unrealized gain or loss.  They expose the Fund to the risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts.

Futures contracts

The Fund may purchase and sell futures contracts.  A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price during a specified future time period.  Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is settled on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid market for the contract, the imposition of price limits or the failure of counterparty to perform under the contract terms.  Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded.

Options

The Fund may purchase put and call options.  A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium for a purchased option.  That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option.  Premiums paid for options that expire are treated as realized losses.  Premiums paid for options that are exercised or closed are deducted from the proceeds of the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

The Fund may write (i.e., sell) call and put options.   Writing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options that expire are treated as realized gains.  Premiums received from writing options that are exercised or closed are deducted from the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the option.  In the event that the Fund writes call or put options without an offsetting exposure (e.g. call options on a security that the Fund does not own), it bears the risk of substantial losses if the price of the underlying asset increases (calls) or decreases (puts) during the term of the option.  Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written.  The Fund values options traded over-the-counter using inputs provided by primary pricing sources and industry models.

Indexed securities

The Fund may invest in indexed securities.  Indexed securities are securities whose values and/or coupons are linked to the prices of a specific instrument, group of instruments or financial statistic.

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps.  A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument.  Some swap contracts are net settled. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral and will typically post or receive additional collateral as market values change.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest payments, one party will receive a payment from or make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities.  Buying credit default protection reduces the buyer’s exposure (or increases negative exposure) in the event of an issuer’s default (e.g., it is intended to reduce risk where a party owns a security issued by or otherwise has exposure to the issuer).  Selling credit default protection subjects the seller to exposure to an issuer’s default or other credit events.  A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event (e.g., issuer default or similar event).  If no credit event occurs, the seller has no payment obligations.  For credit default swap agreements on asset-backed securities, a credit event may be triggered by various events, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security.  For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss.  Payments received or made on swap agreements are recorded as realized gain or loss.  Gains or losses are realized upon termination of the swap agreements, or reset dates as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement.  Such risks include the possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that the collateral the other party posts may be insufficient or not timely received by the Fund.  Specifically, the amount shown as owed to the Fund under a swap agreement is not reduced if there is uncertainty about the counterparty’s willingness or ability to pay.  Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements.  Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at a later date at a fixed price.  Also, if the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of the securities and the payment it received for them.  This loss would be greater to the extent the buyer paid less than the value of the securities the Fund sold to it (e.g., a buyer may pay $95 for a bond with a market value of $100).  The Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities.

Investment risks

The Fund is subject to risks involved in investing in foreign securities that are not presented by investments in U.S. securities. These risks may involve adverse political and economic developments, including expropriation and the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. Also, fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s foreign currency holdings and investments denominated in foreign currency.  The risks described above apply to an even greater extent to investments in emerging countries. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.  Additionally, the investment risks associated with an investment in the underlying funds may be greater to the extent that the underlying funds engage in derivative transactions.

The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed in whole or in part by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables, which bring additional types of market risk.  Asset-backed securities also may be collateralized by the fees earned by service providers. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations”). Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any.  Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default in payment of the obligations and the defaulted obligations exceed the credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors.  Many asset-backed securities are now rated below investment grade.

With the deterioration of worldwide economic and liquidity conditions that became acute in 2008, the markets for asset-backed securities became fractured and uncertainty about the creditworthiness of those securities (and underlying collateral) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities generally.  These events reduced liquidity for securitized credits and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not continue or that they will not deteriorate further. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages), have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities. There can be no assurance that in the future the market for asset-backed securities will become more liquid.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays.  In addition, asset-backed securities representing diverse sectors (e.g., auto loans, student loans, sub-prime mortgages, and credit-card receivables) have become more highly correlated since the deterioration of worldwide economic and liquidity conditions referred to above.

The Fund uses its cash balance to meet its derivative collateral obligations and for other purposes. There is no assurance that the Fund’s cash balance will be sufficient to meet its collateral obligations arising under its derivatives.  If it is not, the Fund would be required to liquidate other positions. That may include redeeming shares of GMO Short Duration Collateral Fund (“SDCF”) and/or GMO World Opportunity Overlay Fund (“WOOF”), in which case the Fund would receive redemption proceeds in-kind from SDCF and/or WOOF and would then be required to dispose of those assets (mostly asset-backed securities) in the current adverse market conditions.  To manage the Fund’s cash collateral needs in the current extraordinary market conditions, the Manager reserves the right to reduce or eliminate the Fund’s derivative exposures, including those that are intended to cause the Fund to track its benchmark more closely. A reduction in those exposures may tend to cause the performance of the Fund to track its benchmark less closely and make the Fund’s performance more dependent on the performance of the asset-backed securities it holds directly or indirectly.

To address in part the cash management issues described above, the Fund may effect nearly all significant redemptions of its shares in-kind. If redeeming shareholders from the Fund choose to sell assets received in-kind immediately and current adverse market conditions continue, they may experience difficulty selling the assets at favorable prices.  The Fund may establish de minimis amounts below which redemptions may be honored for cash. Amounts available for cash redemptions could be increased and/or redemption fees could be reduced if conditions in the bond market improve. These amounts can and will change without prior notice.

Disclosures about Derivative Instruments and Hedging Activities–Effective March 1, 2009, the Fund adopted FASB Statement of Financial Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). This standard is an amendment to FASB Statement No. 133 (“FASB 133”), “Accounting for Derivative Instruments” which expands the disclosure requirements of FASB 133 regarding an entity’s derivative instruments and hedging activities.

The table below summarizes the fair values of derivatives held by the Fund at May 31, 2009 by risk category:

Derivatives not accounted for as hedging	Asset Derivatives (Unrealized Appreciation)	Liability Derivatives (Unrealized Depreciation)
instruments under Statement 133^^	Fair Value	Fair Value
Interest rate contracts*	$106,744	$(3,055,661)
Foreign exchange contracts	5,033,404	(52,453)
Credit contracts	705,397	(677,020)
Equity contracts	—	—
Other contracts	—	—
Total	$5,845,545	$(3,785,134)

* Includes cumulative appreciation/depreciation of futures contracts.

^^ As the Fund values its derivatives at fair value and recognizes changes in fair value through the statement of operations, it does not qualify for hedge accounting under FASB 133. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of SFAS 161 disclosure.

The amounts above correspond with amounts in the Schedule of Investments for “Futures Contracts”, “Forward Currency Contracts” and “Swap Agreements”.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

SEK - Swedish Krona

USD - United States Dollar

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2009 (Unaudited)

Par Value ($)	Description	Value ($)

	DEBT OBLIGATIONS — 14.4%

	U.S. Government — 14.4%
10,716,200	U.S. Treasury Inflation Indexed Bond, 2.00%, due 01/15/26(a)	10,277,500
11,283,600	U.S. Treasury Inflation Indexed Bond, 2.38%, due 01/15/25(a)	11,417,593
12,938,000	U.S. Treasury Inflation Indexed Bond, 3.88%, due 04/15/29(a)(b)	16,035,034
10,660,230	U.S. Treasury Inflation Indexed Bond, 1.75%, due 01/15/28(a)	9,817,411
4,273,848	U.S. Treasury Inflation Indexed Bond, 3.63%, due 04/15/28(a)	5,092,554
4,953,250	U.S. Treasury Inflation Indexed Bond, 2.13%, due 01/15/19(a)	5,171,500
	Total U.S. Government	57,811,592
	TOTAL DEBT OBLIGATIONS (COST $58,668,161)	57,811,592

Shares	Description	Value ($)

	MUTUAL FUNDS — 83.5%

	Affiliated Issuers — 83.5%
2,030,584	GMO Emerging Country Debt Fund, Class III	13,990,722
13,970,321	GMO Short-Duration Collateral Fund	224,363,360
28,918	GMO Special Purpose Holding Fund(c)(d)	21,110
813,340	GMO U.S. Treasury Fund	20,349,773
4,225,208	GMO World Opportunity Overlay Fund	78,081,840
	TOTAL MUTUAL FUNDS (COST $424,843,585)	336,806,805

	SHORT-TERM INVESTMENTS — 1.6%

	Money Market Funds — 1.5%
5,593,040	State Street Institutional Liquid Reserves Fund-Institutional Class	5,593,040
559,212	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	559,212
	Total Money Market Funds	6,152,252

	Other Short-Term Investments — 0.1%
300,000	U.S. Treasury Bill, 0.45%, due 05/06/10(b)(e)	298,752
	TOTAL SHORT-TERM INVESTMENTS (COST $6,450,805)	6,451,004

	TOTAL INVESTMENTS — 99.5% (Cost $489,962,551)	401,069,401

	Other Assets and Liabilities (net) — 0.5%	2,128,085

	TOTAL NET ASSETS — 100.0%	$403,197,486

As of May 31, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$516,868,505	$478,673	$(116,277,777)	$(115,799,104)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2009 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income		Distributions of Realized Gains	Value, end of period
GMO Emerging Country Debt Fund, Class III	$11,878,915	$—	$—	$—		$—	$13,990,722
GMO Short-Duration Collateral Fund	238,892,494	—	—	30,086,603	♦	—	224,363,360
GMO Special Purpose Holding Fund	21,110	—	—	—		—	21,110
GMO U.S. Treasury Fund	—	36,536,033	16,200,000	11,033		—	20,349,773
GMO World Opportunity Overlay Fund	77,532,563	—	—	—	☐	—	78,081,840
Totals	$328,325,082	$36,536,033	$16,200,000	$30,097,636		$—	$336,806,805

♦ A significant portion of the dividend is expected to be a return of capital for tax purposes.  Please note that in January 2010, Form 1099-DIV is anticipated to be sent to applicable shareholders that will state the actual tax characterization of all distributions paid in 2009.

☐ The Fund received return of capital distributions in the amount of $4,711,856.

A summary of outstanding financial instruments at May 31, 2009 is as follows:

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
14	UK Gilt Long Bond	September 2009	$2,653,609	$3,480
21	U.S. Treasury Bond (CBT)	September 2009	2,470,781	8,587
22	U.S. Treasury Note 2 Yr. (CBT)	September 2009	4,769,875	3,590
19	U.S. Treasury Note 5 Yr. (CBT)	September 2009	2,193,906	(1,393)
69	Euro Bund	June 2009	11,659,584	(307,800)
31	Euro BOBL	June 2009	5,036,771	(32,993)
			$28,784,526	$(326,529)
Sales
40	Australian Government Bond 10 Yr.	June 2009	$3,388,689	$108,428
66	Australian Government Bond 3 Yr.	June 2009	5,594,289	20,308
78	Canadian Government Bond 10 Yr.	September 2009	8,614,115	(18,234)
8	Japanese Government Bond 10 Yr. (LIFFE)	June 2009	11,453,401	(268)
1	Japanese Government Bond 10 Yr. (TSE)	June 2009	1,431,675	(752)
82	U.S. Treasury Note 10 Yr. (CBT)	September 2009	9,594,000	3,245
			$40,076,169	$112,727

Swap Agreements

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Market Value
25,000,000	USD	4/15/2010	Barclays Bank PLC	-0.60%	CPURNSA Index	$179,070
285,000,000	USD	7/14/2009	Barclays Bank PLC	1.02%	Barclays TIPS Index Total Return(a)	1,858,115
						$2,037,185
			Premiums to (Pay) Receive			$—

As of May 31, 2009, for the futures and/or swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

CPURNSA - Consumer Price All Urban Non-Seasonally Adjusted

TIPS - Treasury Inflation Protected Securities

(a)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.
(b)	All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts and/or collateral on open swap contracts.
(c)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.
(d)	Underlying investment represents interests in defaulted securities.
(e)	Rate shown represents yield-to-maturity.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price, or broker bid (if the private market is more relevant in determining market value than the exchange).  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost.  Shares of investment funds are generally valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different than the value realized upon its sale.  For information about the pricing of some specific positions (e.g. swaps) see descriptions below.

Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager.  The Manager evaluates pricing sources on an ongoing basis, and may change a pricing source at any time.  The Manager normally does not evaluate the prices supplied by pricing sources on a day-to-day basis.  The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable.  The prices provided by a pricing source may differ from the value that would be realized if the securities were sold, and the differences could be material. In addition, although alternative prices are available for other securities held by the Fund, those alternative sources would not necessarily confirm the security price used by the Fund. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund.  As of May 31, 2009, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 15.29% of the net assets of the Fund.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund utilized the following fair value techniques on level 3 investments: The Fund considered interest in certain bankrupt securities to be worthless.

The following is a summary of the categorization of investments by inputs used as of May 31, 2009 in valuing the Fund’s investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$34,639,247	$147,638
Level 2 – Other Significant Observable Inputs	366,409,044	2,037,185
Level 3 – Significant Unobservable Inputs	21,110	—
Total	$401,069,401	$2,184,823

*Other financial instruments include futures contracts and swap agreements.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 – Quoted Prices	$—	$(361,440)
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$(361,440)

** Other financial instruments include futures contracts.

Underlying funds are classified above as either level 1 or level 2 (except for GMO Special Purpose Holding Fund, which is a level 3). For the underlying funds’ summary of valuation inputs (including level 3 inputs, if any) please refer to the respective fund’s portfolio valuation note. The aggregate absolute values of the Fund’s direct and indirect investments in securities and other financial instruments using level 3 inputs were 72.23% and 0.22% of total net assets, respectively.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of February 28, 2009	$21,110	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Realized gain distributions received	—	—
Realized gain distributions paid	—	—
Change in unrealized appreciation/depreciation	—	—
Net purchases (sales)	—	—
Net transfers in and/or out of Level 3	—	—
Balance as of May 31, 2009	$21,110	$—

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amounts of the change in relative values of the two currencies).  The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.  Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses.  Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  These contracts involve market risk in excess of the unrealized gain or loss.  They expose the Fund to the risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts.

Futures contracts

The Fund may purchase and sell futures contracts.  A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price during a specified future time period.  Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is settled on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid market for the contract, the imposition of price limits or the failure of counterparty to perform under the contract terms.  Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded.

Options

The Fund may purchase put and call options.  A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium for a purchased option.  That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option.  Premiums paid for options that expire are treated as realized losses.  Premiums paid for options that are exercised or closed are deducted from the proceeds of the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

The Fund may write (i.e., sell) call and put options.  Writing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options that expire are treated as realized gains.  Premiums received from writing options that are exercised or closed are deducted from the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the option.  In the event that the Fund writes call or put options without an offsetting exposure (e.g. call options on a security that the Fund does not own), it bears the risk of substantial losses if the price of the underlying asset increases (calls) or decreases (puts) during the term of the option.  Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written.  The Fund values options traded over-the-counter using inputs provided by primary pricing sources and industry models.

Loan agreements

The Fund may invest in loans to corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.  A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement.  When investing in a loan participation, (i) the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation in the loan agreement and only upon receipt by the lender of payments from the borrower and (ii) the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that has sold the participation in the loan agreement.  When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan.

Indexed securities

The Fund may invest in indexed securities.  Indexed securities are securities whose values and/or coupons are linked to the prices of a specific instrument, group of instruments or financial statistic.

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps.  A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument.  Some swap contracts are net settled. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral and will typically post or receive additional collateral as market values change.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest payments, one party will receive a payment from or make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities.  Buying credit default protection reduces the buyer’s exposure (or increases negative exposure) in the event of an issuer’s default (e.g., it is intended to reduce risk where a party owns a security issued by or otherwise has exposure to the issuer).  Selling credit default protection subjects the seller to exposure to an issuer’s default or other credit events.  A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event (e.g., issuer default or similar event).  If no credit event occurs, the seller has no payment obligations.  For credit default swap agreements on asset-backed securities, a credit event may be triggered by various events, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security.  For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss.  Payments received or made on swap agreements are recorded as realized gain or loss.  Gains or losses are realized upon termination of the swap agreements, or reset dates as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement.  Such risks include the possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that the collateral the other party posts may be insufficient or not timely received by the Fund.  Specifically, the amount shown as owed to the Fund under a swap agreement is not reduced if there is uncertainty about the counterparty’s willingness or ability to pay.  Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements.  Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at a later date at a fixed price.  Also, if the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of the securities and the payment it received for them.  This loss would be greater to the extent the buyer paid less than the value of the securities the Fund sold to it (e.g., a buyer may pay $95 for a bond with a market value of $100).  The Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities.

Investment risks

The Fund is subject to risks involved in investing in foreign securities that are not presented by investments in U.S. securities. These risks may involve adverse political and economic developments, including expropriation and the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. Also, fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s foreign currency holdings and investments denominated in foreign currency.  The risks described above apply to an even greater extent to investments in emerging countries. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.  Additionally, the investment risks associated with an investment in the underlying funds may be greater to the extent that the underlying funds engage in derivative transactions.

The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed in whole or in part by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables, which bring additional types of market risk.  Asset-backed securities also may be collateralized by the fees earned by service providers. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations”). Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any.  Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default in payment of the obligations and the defaulted obligations exceed the credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors.  Many asset-backed securities are now rated below investment grade.

With the deterioration of worldwide economic and liquidity conditions that became acute in 2008, the markets for asset-backed securities became fractured and uncertainty about the creditworthiness of those securities (and underlying collateral) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities generally.  These events reduced liquidity for securitized credits and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not continue or that they will not deteriorate further. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages), have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities. There can be no assurance that in the future the market for asset-backed securities will become more liquid.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays.  In addition, asset-backed securities representing diverse sectors (e.g., auto loans, student loans, sub-prime mortgages, and credit-card receivables) have become more highly correlated since the deterioration of worldwide economic and liquidity conditions referred to above.

The Fund uses its cash balance to meet its derivative collateral obligations and for other purposes. There is no assurance that the Fund’s cash balance will be sufficient to meet its collateral obligations arising under its derivatives.  If it is not, the Fund would be required to liquidate other positions. That may include redeeming shares of GMO Short Duration Collateral Fund (“SDCF”) and/or GMO World Opportunity Overlay Fund (“WOOF”), in which case the Fund would receive redemption proceeds in-kind from SDCF and/or WOOF and would then be required to dispose of those assets (mostly asset-backed securities) in the current adverse market conditions.  To manage the Fund’s cash collateral needs in the current extraordinary market conditions, the Manager reserves the right to reduce or eliminate the Fund’s derivative exposures, including those that are intended to cause the Fund to track its benchmark more closely. A reduction in those exposures may tend to cause the performance of the Fund to track its benchmark less closely and make the Fund’s performance more dependent on the performance of the asset-backed securities it holds directly or indirectly.

To address in part the cash management issues described above, the Fund may effect nearly all significant redemptions of its shares in-kind. If redeeming shareholders from the Fund choose to sell assets received in-kind immediately and current adverse market conditions continue, they may experience difficulty selling the assets at favorable prices.  The Fund may establish de minimis amounts below which redemptions may be honored for cash. Amounts available for cash redemptions could be increased and/or redemption fees could be reduced if conditions in the bond market improve. These amounts can and will change without prior notice.

Disclosures about Derivative Instruments and Hedging Activities–Effective March 1, 2009, the Fund adopted FASB Statement of Financial Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). This standard is an amendment to FASB Statement No. 133 (“FASB 133”), “Accounting for Derivative Instruments” which expands the disclosure requirements of FASB 133 regarding an entity’s derivative instruments and hedging activities.

The table below summarizes the fair values of derivatives held by the Fund at May 31, 2009 by risk category:

Derivatives not accounted for as hedging	Asset Derivatives (Unrealized Appreciation)	Liability Derivatives (Unrealized Depreciation)
instruments under Statement 133^^	Fair Value	Fair Value
Interest rate contracts*	$2,184,823	$(361,440)
Foreign exchange contracts	—	—
Credit contracts	—	—
Equity contracts	—	—
Other contracts	—	—
Total	$2,184,823	$(361,440)

* Includes cumulative appreciation/depreciation of futures contracts.

^^ As the Fund values its derivatives at fair value and recognizes changes in fair value through the statement of operations, it does not qualify for hedge accounting under FASB 133. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of SFAS 161 disclosure.

The amounts above correspond with amounts in the Schedule of Investments for “Futures Contracts” and “Swap Agreements”.

Currency Abbreviations:

USD - United States Dollar

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO International Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2009 (Unaudited)

Par Value		Description	Value ($)

		DEBT OBLIGATIONS — 20.2%

		Canada — 1.2%

		Foreign Government Obligations
CAD	1,760,000	Government of Canada, 8.00%, due 06/01/23	2,333,566

		France — 2.8%

		Foreign Government Obligations
EUR	4,500,000	Government of France, 4.00%, due 10/25/38	5,811,492

		Germany — 3.2%

		Foreign Government Obligations
EUR	4,500,000	Republic of Deutschland, 4.75%, due 07/04/34(a)	6,583,032

		Japan — 5.4%

		Foreign Government Obligations
JPY	1,038,400,000	Japan Government Twenty Year Bond, 2.20%, due 06/20/26	11,140,022

		United Kingdom — 3.5%

		Foreign Government Obligations
GBP	4,500,000	U.K. Treasury Gilt, 4.25%, due 12/07/27	7,165,705

		United States — 4.1%

		U.S. Government
USD	8,296,827	U.S. Treasury Inflation Indexed Bond, 0.88%, due 04/15/10(a)(b)	8,289,044
		TOTAL DEBT OBLIGATIONS (COST $42,703,176)	41,322,861

Shares	Description	Value ($)

	MUTUAL FUNDS — 75.8%

	United States — 75.8%

	Affiliated Issuers
1,009,518	GMO Emerging Country Debt Fund, Class III	6,955,582
6,390,009	GMO Short-Duration Collateral Fund	102,623,553
37,466	GMO Special Purpose Holding Fund(c)(d)	27,350
515,489	GMO U.S. Treasury Fund	12,897,541
1,778,001	GMO World Opportunity Overlay Fund	32,857,450
	Total United States	155,361,476
	TOTAL MUTUAL FUNDS (COST $206,295,953)	155,361,476

	SHORT-TERM INVESTMENTS — 2.5%

	Money Market Funds — 2.5%
4,407,124	State Street Institutional Liquid Reserves Fund-Institutional Class	4,407,124
827,953	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	827,953
	TOTAL SHORT-TERM INVESTMENTS (COST $5,235,077)	5,235,077

TOTAL INVESTMENTS — 98.5% (Cost $254,234,206)	201,919,414

Other Assets and Liabilities (net) — 1.5%	2,982,898

TOTAL NET ASSETS — 100.0%	$204,902,312

As of May 31, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$263,346,170	$287,955	$(61,714,711)	$(61,426,756)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2009 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income		Distributions of Realized Gains	Value, end of period
GMO Emerging Country Debt Fund, Class III	$6,547,297	$—	$686,730	$—		$—	$6,955,582
GMO Short-Duration Collateral Fund	121,140,551	—	11,232,639	14,499,288	♦	—	102,623,553
GMO Special Purpose Holding Fund	27,350	—	—	—		—	27,350
GMO U.S. Treasury Fund	—	14,538,216	1,650,000	8,216		—	12,897,541
GMO World Opportunity Overlay Fund	36,170,948	—	3,551,413	—	☐	—	32,857,450
Totals	$163,886,146	$14,538,216	$17,120,782	$14,507,504		$—	$155,361,476

♦ A significant portion of the dividend is expected to be a return of capital for tax purposes.  Please note that in January 2010, Form 1099-DIV is anticipated to be sent to applicable shareholders that will state the actual tax characterization of all distributions paid in 2009.

☐ The Fund received return of capital distributions in the amount of $2,018,354.

A summary of outstanding financial instruments at May 31, 2009 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys†
7/14/09	AUD	900,000	$718,600	$27,400
7/21/09	CAD	2,600,000	2,382,257	50,419
6/02/09	CAD	2,600,000	2,381,512	293,159
6/30/09	EUR	52,700,000	74,486,706	3,921,405
6/09/09	GBP	4,300,000	6,949,930	615,729

7/07/09	JPY	6,590,000,000	69,192,969	259,915
			$156,111,974	$5,168,027
Sales#
6/02/09	CAD	2,600,000	$2,381,512	$(50,510)
7/07/09	JPY	550,000,000	5,774,831	(69,436)
			$8,156,343	$(119,946)

†	Fund buys foreign currency; sells USD.
#	Fund sells foreign currency; buys USD.

Forward Cross Currency Contracts

Settlement Date	Deliver/Units of Currency		Receive/In Exchange For		Net Unrealized Appreciation (Depreciation)
6/16/09	EUR	1,300,000	SEK	14,261,000	$46,913

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
189	Euro BOBL	June 2009	$30,708,051	$(464,358)
254	Euro Bund	June 2009	42,920,788	(1,502,979)
42	Japanese Government Bond 10 Yr. (TSE)	June 2009	60,130,353	(959,359)
11	U.S. Treasury Bond (CBT)	September 2009	1,294,219	6,086
10	U.S. Treasury Note 5 Yr. (CBT)	September 2009	1,154,687	(733)
37	UK Gilt Long Bond	September 2009	7,013,110	(24,071)
			$143,221,208	$(2,945,414)
Sales
16	Australian Government Bond 10 Yr.	June 2009	$1,355,476	$34,641
26	Australian Government Bond 3 Yr.	June 2009	2,203,811	1,884
26	Canadian Government Bond 10 Yr.	September 2009	2,871,372	(11,683)
600	Federal Funds 30 day	June 2009	249,557,463	(1,308)
4	Japanese Government Bond 10 Yr. (LIFFE)	June 2009	5,726,700	(134)
40	U.S. Treasury Note 10 Yr. (CBT)	September 2009	4,680,000	2,476
6	U.S. Treasury Note 2 Yr. (CBT)	September 2009	1,300,875	(1,205)
			$267,695,697	$24,671

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)^	Annual Premium	Implied Credit Spread (1)	Deliverable on Default	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Market Value
21,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.70%	1.05%	Republic of Italy	N/A		$(677,020)
15,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.66%	1.11%	Republic of Italy	15,000,000	USD	705,397
										$28,377
					Premiums to (Pay) Receive					$—

^	Receive - Fund receives premium and sells credit protection.
(Pay) - Fund pays premium and buys credit protection.
(1)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of May 31, 2009, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider (i.e. higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(2)	The maximum potential amount the Fund could be required to make as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

As of May 31, 2009, for the futures and/or swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

(a)       All or a portion of this security has been pledged to cover margin requirements on open financial futures contracts.

(b)       Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

(c)       Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(d)       Underlying investment represents interests in defaulted securities.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price, or broker bid (if the private market is more relevant in determining market value than the exchange).  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost.  Shares of investment funds are generally valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different than the value realized upon its sale.  For information about the pricing of some specific positions (e.g. swaps) see descriptions below.

Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager.  The Manager evaluates pricing sources on an ongoing basis, and may change a pricing source at any time.  The Manager normally does not evaluate the prices supplied by pricing sources on a day-to-day basis.  The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable.  The prices provided by a pricing source may differ from the value that would be realized if the securities were sold, and the differences could be material. In addition, although alternative prices are available for other securities held by the Fund, those alternative sources would not necessarily confirm the security price used by the Fund. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund.  As of May 31, 2009, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 23.12% of the net assets of the Fund.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund utilized the following fair value techniques on level 3 investments: The Fund considered interest in certain bankrupt securities to be worthless.

The following is a summary of the categorization of investments by inputs used as of May 31, 2009 in valuing the Fund’s investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$19,853,123	$45,087
Level 2 – Other Significant Observable Inputs	182,038,941	5,214,940
Level 3 – Significant Unobservable Inputs	27,350	705,397
Total	$201,919,414	$5,965,424

*Other financial instruments include forward currency contracts, futures contracts and swap agreements.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 – Quoted Prices	$—	$(2,965,830)
Level 2 – Other Significant Observable Inputs	—	(119,946)
Level 3 – Significant Unobservable Inputs	—	(677,020)
Total	$—	$(3,762,796)

**Other financial instruments include forward currency contracts, futures contracts and swap agreements.

Underlying funds are classified above as either level 1 or level 2 (except for GMO Special Purpose Holding Fund, which is a level 3). For the underlying funds’ summary of valuation inputs (including level 3 inputs, if any) please refer to the respective fund’s portfolio valuation note. The aggregate absolute value of the Fund’s direct and indirect investments in securities and other financial instruments using Level 3 inputs were 64.10% and 0.19% of total net assets, respectively.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments***
Balance as of February 28, 2009	$27,350	$(30,505)
Accrued discounts/premiums	—	—
Realized gain (loss)	—	(14,400)
Realized gain distributions received	—	—
Realized gain distributions paid	—	—
Change in unrealized appreciation/depreciation	—	58,882
Net purchases (sales)	—	14,400
Net transfers in and/or out of Level 3	—	—
Balance as of May 31, 2009	$27,350	$28,377

***Other financial instruments include swap agreements.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amounts of the change in relative values of the two currencies).  The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.  Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses.  Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  These contracts involve market risk in excess of the unrealized gain or loss.  They expose the Fund to the risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts.

Futures contracts

The Fund may purchase and sell futures contracts.  A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price during a specified future time period.  Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is settled on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid market for the contract, the imposition of price limits or the failure of counterparty to perform under the contract terms.  Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded.

Options

The Fund may purchase put and call options.  A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium for a purchased option.  That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option.  Premiums paid for options that expire are treated as realized losses.  Premiums paid for options that are exercised or closed are deducted from the proceeds of the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

The Fund may write (i.e., sell) call and put options.   Writing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options that expire are treated as realized gains.  Premiums received from writing options that are exercised or closed are deducted from the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the option.  In the event that the Fund writes call or put options without an offsetting exposure (e.g. call options on a security that the Fund does not own), it bears the risk of substantial losses if the price of the underlying asset increases (calls) or decreases (puts) during the term of the option.  Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written.  The Fund values options traded over-the-counter using inputs provided by primary pricing sources and industry models.

Indexed securities

The Fund may invest in indexed securities.  Indexed securities are securities whose values and/or coupons are linked to the prices of a specific instrument, group of instruments or financial statistic.

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps.  A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument.  Some swap contracts are net settled. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral and will typically post or receive additional collateral as market values change.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest payments, one party will receive a payment from or make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities.  Buying credit default protection reduces the buyer’s exposure (or increases negative exposure) in the event of an issuer’s default (e.g., it is intended to reduce risk where a party owns a security issued by or otherwise has exposure to the issuer).  Selling credit default protection subjects the seller to exposure to an issuer’s default or other credit events.  A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event (e.g., issuer default or similar event).  If no credit event occurs, the seller has no payment obligations.  For credit default swap agreements on asset-backed securities, a credit event may be triggered by various events, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security.  For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss.  Payments received or made on swap agreements are recorded as realized gain or loss.  Gains or losses are realized upon termination of the swap agreements, or reset dates as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement.  Such risks include the possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that the collateral the other party posts may be insufficient or not timely received by the Fund.  Specifically, the amount shown as owed to the Fund under a swap agreement is not reduced if there is uncertainty about the counterparty’s willingness or ability to pay.  Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements.  Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at a later date at a fixed price.  Also, if the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of the securities and the payment it received for them.  This loss would be greater to the extent the buyer paid less than the value of the securities the Fund sold to it (e.g., a buyer may pay $95 for a bond with a market value of $100).  The Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities.

Investment risks

The Fund is subject to risks involved in investing in foreign securities that are not presented by investments in U.S. securities. These risks may involve adverse political and economic developments, including expropriation and the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. Also, fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s foreign currency holdings and investments denominated in foreign currency.  The risks described above apply to an even greater extent to investments in emerging countries. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.  Additionally, the investment risks associated with an investment in the underlying funds may be greater to the extent that the underlying funds engage in derivative transactions.

The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed in whole or in part by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables, which bring additional types of market risk.  Asset-backed securities also may be collateralized by the fees earned by service providers. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations”). Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any.  Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default in payment of the obligations and the defaulted obligations exceed the credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors.  Many asset-backed securities are now rated below investment grade.

With the deterioration of worldwide economic and liquidity conditions that became acute in 2008, the markets for asset-backed securities became fractured and uncertainty about the creditworthiness of those securities (and underlying collateral) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities generally.  These events reduced liquidity for securitized credits and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not continue or that they will not deteriorate further. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages), have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities. There can be no assurance that in the future the market for asset-backed securities will become more liquid.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays.  In addition, asset-backed securities representing diverse sectors (e.g., auto loans, student loans, sub-prime mortgages, and credit-card receivables) have become more highly correlated since the deterioration of worldwide economic and liquidity conditions referred to above.

The Fund uses its cash balance to meet its derivative collateral obligations and for other purposes. There is no assurance that the Fund’s cash balance will be sufficient to meet its collateral obligations arising under its derivatives.  If it is not, the Fund would be required to liquidate other positions. That may include redeeming shares of GMO Short Duration Collateral Fund (“SDCF”) and/or GMO World Opportunity Overlay Fund (“WOOF”), in which case the Fund would receive redemption proceeds in-kind from SDCF and/or WOOF and would then be required to dispose of those assets (mostly asset-backed securities) in the current adverse market conditions.  To manage the Fund’s cash collateral needs in the current extraordinary market conditions, the Manager reserves the right to reduce or eliminate the Fund’s derivative exposures, including those that are intended to cause the Fund to track its benchmark more closely. A reduction in those exposures may tend to cause the performance of the Fund to track its benchmark less closely and make the Fund’s performance more dependent on the performance of the asset-backed securities it holds directly or indirectly.

To address in part the cash management issues described above, the Fund may effect nearly all significant redemptions of its shares in-kind. If redeeming shareholders from the Fund choose to sell assets received in-kind immediately and current adverse market conditions continue, they may experience difficulty selling the assets at favorable prices.  The Fund may establish de minimis amounts below which redemptions may be honored for cash. Amounts available for cash redemptions could be increased and/or redemption fees could be reduced if conditions in the bond market improve. These amounts can and will change without prior notice.

Disclosures about Derivative Instruments and Hedging Activities–Effective March 1, 2009, the Fund adopted FASB Statement of Financial Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). This standard is an amendment to FASB Statement No. 133 (“FASB 133”), “Accounting for Derivative Instruments” which expands the disclosure requirements of FASB 133 regarding an entity’s derivative instruments and hedging activities.

The table below summarizes the fair values of derivatives held by the Fund at May 31, 2009 by risk category:

Derivatives not accounted for as hedging	Asset Derivatives (Unrealized Appreciation)	Liability Derivatives (Unrealized Depreciation)
instruments under Statement 133^^	Fair Value	Fair Value
Interest rate contracts*	$45,087	$(2,965,830)
Foreign exchange contracts	5,214,940	(119,946)
Credit contracts	705,397	(677,020)
Equity contracts	—	—
Other contracts	—	—
Total	$5,965,424	$(3,762,796)

* Includes cumulative appreciation/depreciation of futures contracts.

^^ As the Fund values its derivatives at fair value and recognizes changes in fair value through the statement of operations, it does not qualify for hedge accounting under FASB 133. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of SFAS 161 disclosure.

The amounts above correspond with amounts in the Schedule of Investments for “Futures Contracts”, “Forward Currency Contracts” and “Swap Agreements”.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

SEK - Swedish Krona

USD - United States Dollar

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO International Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2009 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 95.3%

	Australia — 3.4%
1,089,814	Australia and New Zealand Banking Group Ltd	14,086,024
225,992	BHP Billiton Ltd	6,350,303
2,527,740	BlueScope Steel Ltd	4,895,208
290,034	CSL Ltd	6,848,261
2,851,553	Foster’s Group Ltd	11,259,771
7,767,141	GPT Group (REIT)	3,202,685
1,526,249	Incitec Pivot Ltd	3,332,922
1,274,406	Lihir Gold Ltd *	3,309,258
1,918,780	Mirvac Group Ltd	1,798,224
466,103	National Australia Bank Ltd	8,342,621
126,401	Newcrest Mining Ltd	3,356,039
719,427	Origin Energy Ltd	8,572,428
1,239,335	Santos Ltd	14,562,209
3,357,280	Stockland (REIT)	8,423,338
714,351	TABCORP Holdings Ltd	4,236,935
3,367,924	Telstra Corp Ltd	8,442,904
650,743	Woodside Petroleum Ltd	22,733,824
495,796	Woolworths Ltd	10,129,964
	Total Australia	143,882,918

	Austria — 0.1%
71,879	OMV AG	2,944,483

	Belgium — 1.0%
306,302	Anheuser-Busch InBev NV	10,802,255
130,943	Belgacom SA	4,115,644
47,953	Colruyt SA	11,302,756
94,530	Delhaize Group	6,969,536
1,124,073	Dexia SA *	7,170,351
	Total Belgium	40,360,542

	Canada — 2.1%
424,300	Bank of Montreal	17,022,523
158,300	Barrick Gold Corp	5,998,508
158,400	Magna International Inc Class A	5,252,191
46,400	Metro Inc Class A	1,631,597
464,400	National Bank of Canada	21,766,291
335,400	Petro-Canada	14,592,627
392,000	Royal Bank of Canada	15,690,772
275,300	Sun Life Financial Inc	7,239,627
	Total Canada	89,194,136

	Denmark — 0.5%
205,248	Novo-Nordisk A/S Class B	10,699,783
157,338	Vestas Wind Systems A/S *	11,591,272
	Total Denmark	22,291,055

	Finland — 1.4%
123,115	Fortum Oyj	3,022,696
102,438	KCI Konecranes Oyj	2,464,133
347,981	Neste Oil Oyj	5,382,202
1,252,376	Nokia Oyj	19,219,678
453,372	Outokumpu Oyj	9,046,672
213,591	Rautaruukki Oyj	4,842,973

497,536	Sampo Oyj Class A	9,388,538
379,667	Tieto Oyj	5,461,370
	Total Finland	58,828,262

	France — 10.8%
133,484	Air Liquide SA	12,430,740
389,048	ArcelorMittal	12,962,766
771,598	BNP Paribas	53,469,946
208,822	Cap Gemini SA	8,092,106
94,707	Casino Guichard-Perrachon SA	6,932,343
144,432	Compagnie de Saint-Gobain	5,265,446
177,294	Essilor International SA	8,194,726
1,330,786	France Telecom SA	32,452,979
363,118	GDF Suez	14,346,888
310,415	Gemalto NV *	10,270,280
134,758	Hermes International	18,121,706
105,742	L’Oreal SA	8,373,458
134,488	Nexans SA	7,418,042
260,769	Peugeot SA *	7,946,065
341,618	Renault SA *	13,252,847
1,759,522	Sanofi-Aventis	112,300,108
358,765	Societe Generale	21,050,155
878,696	STMicroelectronics NV	6,541,658
142,760	Technip SA	7,080,329
924,959	Total SA	53,362,054
144,079	UbiSoft Entertainment SA *	2,948,216
91,287	Unibail-Rodamco SE (REIT)	14,731,596
92,840	Vallourec SA	11,731,726
77,034	Wendel	3,275,720
	Total France	452,551,900

	Germany — 5.9%
95,423	Adidas AG	3,501,784
40,376	Allianz SE (Registered)	4,007,817
197,742	Aurubis AG	6,157,281
172,335	BASF AG	7,308,618
237,224	Bayerische Motoren Werke AG	8,576,093
49,003	Bilfinger & Berger AG	2,438,789
118,732	Demag Cranes AG	2,916,097
197,974	Deutsche Bank AG (Registered)	13,393,830
3,255,005	Deutsche Telekom AG (Registered)	37,490,656
266,384	E.ON AG	9,455,460
450,940	Hannover Rueckversicherung AG (Registered) *	17,008,146
337,004	K&S AG	25,252,652
267,499	Kloeckner & Co AG	5,409,235
88,129	MTU Aero Engines Holding AG	2,870,229
33,953	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	4,795,261
84,624	RWE AG	7,045,793
110,721	Salzgitter AG	10,426,916
1,123,350	SAP AG	48,500,331
353,280	SGL Carbon SE *	10,490,876
74,497	Software AG	5,296,281
382,309	Suedzucker AG	7,927,873
185,896	ThyssenKrupp AG	4,754,842
	Total Germany	245,024,860

	Greece — 0.4%
588,506	National Bank of Greece SA *	16,082,659

	Hong Kong — 1.5%
3,514,221	CLP Holdings Ltd	23,588,011
642,400	Hang Seng Bank Ltd	9,245,494
3,124,500	Hong Kong Electric Holdings Ltd	16,747,989
735,000	Sun Hung Kai Properties Ltd	9,207,482
1,885,000	Yue Yuen Industrial Holdings	4,325,157
	Total Hong Kong	63,114,133

	Ireland — 0.4%
437,030	CRH Plc	10,298,319
230,538	DCC Plc	4,814,389
	Total Ireland	15,112,708

	Italy — 2.5%
77,966	Ansaldo STS SPA	1,315,413
1,509,860	Bulgari SPA	8,309,431
1,396,531	Enel SPA	8,317,105
2,478,540	ENI SPA	60,137,462
1,373,597	Parmalat SPA	3,409,779
465,461	Prysmian SPA	6,755,428
864,185	Snam Rete Gas SPA	3,745,673
6,801,666	Telecom Italia SPA	9,635,698
3,525,275	Telecom Italia SPA-Di RISP	3,617,993
	Total Italy	105,243,982

	Japan — 27.2%
1,391,500	Aiful Corp	4,404,960
1,066,300	Alps Electric Co Ltd	5,745,884
447,400	Astellas Pharma Inc	15,246,314
304,700	Bridgestone Corp	4,646,639
237,300	Canon Inc	7,872,976
426,800	Chubu Electric Power Co Inc	9,541,580
131,300	Chugai Pharmaceutical Co Ltd	2,399,566
1,680,600	Chuo Mitsui Trust Holdings Inc	6,219,971
575,600	Culture Convenience Club Co Ltd	4,752,623
596,800	Daiei Inc *	2,900,542
1,138,000	Daiichi Chuo Kisen Kaisha	3,580,876
318,148	Daiichi Sankyo Co Ltd	5,991,029
2,516,000	Daikyo Inc *	4,130,145
111,600	Daito Trust Construction Co Ltd	5,064,707
805,000	Daiwabo Co Ltd	2,270,578
924	DeNa Co Ltd	3,166,528
311,200	Don Quijote Co Ltd	5,479,432
1,128,000	Dowa Holdings Co Ltd	5,071,065
197,100	Eisai Co Ltd	6,777,271
288,400	Elpida Memory Inc *	2,973,112
368,800	FamilyMart Co Ltd	10,790,997
372,200	Fast Retailing Co Ltd	44,125,730
3,317,000	Fuji Heavy Industries Ltd	13,061,813
214,200	Fuji Oil Co Ltd	2,429,309
1,947,000	GS Yuasa Corp	15,467,359
196,400	Hikari Tsushin Inc	4,446,003
3,908,000	Hitachi Ltd	12,997,844
2,159,100	Honda Motor Co Ltd	62,643,531
1,593	INPEX Corp	12,935,946
1,263,000	Iseki & Co Ltd *	4,234,332
153	Japan Real Estate Investment Corp	1,187,879
219,300	JFE Holdings Inc	7,354,517

226,000	JGC Corp	3,750,646
2,577,000	Kajima Corp	8,014,420
1,601	Kakaku.com Inc	5,954,078
792,000	Kao Corp	17,485,952
2,670,000	Kawasaki Kisen Kaisha Ltd	12,062,911
13,946	KK daVinci Holdings *	1,531,108
329,400	Konami Corp	6,070,888
370,100	Kyushu Electric Power Co Inc	7,788,653
300,600	Lawson Inc	12,470,896
2,672,000	Marubeni Corp	12,136,850
830,000	Matsui Securities Co Ltd	6,799,798
4,810,000	Mazda Motor Corp	12,460,629
130,104	Meiji Holdings Co Ltd *	4,355,917
1,103,500	Mitsubishi Corp	21,028,188
4,474,000	Mitsubishi Heavy Industries Ltd	16,079,069
3,217,200	Mitsubishi UFJ Financial Group Inc	20,414,566
230,210	Mitsubishi UFJ Lease & Finance Co Ltd	6,377,652
1,350,000	Mitsui OSK Lines Ltd	9,623,701
13,609,000	Mizuho Financial Group Inc	32,721,359
1,598	Net One Systems Co Ltd	2,550,092
33,000	Nintendo Co Ltd	8,905,374
598,000	Nippon Denko Co Ltd	3,326,376
2,332,000	Nippon Light Metal *	2,464,190
781,000	Nippon Meat Packers Inc	9,448,858
3,655,000	Nippon Mining Holdings Inc	20,818,879
2,965,000	Nippon Oil Corp	18,117,366
364,100	Nippon Paper Group Inc	10,317,418
1,559,000	Nippon Sheet Glass	4,475,692
705,200	Nippon Telegraph & Telephone Corp	29,349,629
996,000	Nippon Yakin Koguo Co Ltd	4,338,730
2,265,000	Nippon Yusen KK	10,883,542
6,568,100	Nissan Motor Co	39,618,843
113,550	Nitori Co Ltd	6,890,735
22,145	NTT Docomo Inc	33,170,997
1,878,000	Obayashi Corp	8,563,111
2,702,000	OJI Paper Co Ltd	12,583,196
142,900	Ono Pharmaceutical Co Ltd	6,399,026
86,400	Oriental Land Co Ltd	5,711,234
444,470	ORIX Corp	28,138,256
5,547,000	Osaka Gas Co Ltd	17,632,750
1,207,000	Pacific Metals Co Ltd	9,615,816
143,540	Point Inc	6,834,064
1,274,700	Resona Holdings Inc	19,180,280
516,000	Ricoh Company Ltd	7,070,469
119,600	Ryohin Keikaku Co Ltd	4,622,079
219,400	Sankyo Co Ltd	11,655,026
6,414,000	Sanyo Electric Co Ltd *	16,100,047
418,000	Seiko Epson Corp	6,145,361
1,712,700	Seven & I Holdings Co Ltd	41,623,546
825	Seven Bank Ltd	2,146,963
465,400	Shin-Etsu Chemical Co Ltd	24,281,125
318,600	SoftBank Corp	5,805,202
7,348,300	Sojitz Corp	14,764,484
763,600	SUMCO Corp	11,798,028
776,700	Sumitomo Corp	7,797,381
411,200	Sumitomo Electric Industries Ltd	4,675,671
1,013,000	Sumitomo Osaka Cement Co Ltd	2,317,120
1,344,000	Sumitomo Trust & Banking Co Ltd	6,394,469
3,946,000	Taisei Corp	9,808,983
312,000	Taisho Pharmaceutical Co Ltd	5,956,873

324,000	Takeda Pharmaceutical Co Ltd	12,886,537
802,130	Takefuji Corp	4,658,749
433,000	Tokai Carbon Co Ltd	2,087,021
1,220,200	Tokyo Electric Power Co Inc (The)	30,712,570
3,779,000	Tokyo Gas Co Ltd	13,908,984
764,700	Tokyo Steel Manufacturing Co	8,989,330
1,051,000	Tokyo Tatemono Co Ltd	5,009,064
358,000	TonenGeneral Sekiyu KK	3,754,479
333,000	Toyo Suisan Kaisha Ltd	7,329,938
455,300	Toyota Motor Corp	18,155,406
1,004,000	UNY Co Ltd	7,875,729
74,390	USS Co Ltd	4,230,651
	Total Japan	1,138,934,078

	Netherlands — 2.7%
2,135,966	Aegon NV	13,390,238
456,639	Heineken NV	16,368,857
2,259,298	ING Groep NV	23,987,404
1,045,532	Koninklijke Ahold NV	12,740,352
463,184	Koninklijke DSM NV	16,203,347
206,531	OCE NV	1,435,988
385,969	Reed Elsevier NV	4,678,250
594,410	TomTom NV *	4,378,113
449,420	Unilever NV	10,807,119
96,005	Wereldhave NV	7,580,277
	Total Netherlands	111,569,945

	New Zealand — 0.1%
2,504,164	Telecom Corp of New Zealand	4,034,929

	Norway — 0.3%
349,800	DnB NOR ASA *	2,927,801
568,500	Tandberg ASA	9,496,435
	Total Norway	12,424,236

	Singapore — 1.5%
418,200	MobileOne Ltd	427,976
2,968,000	Oversea-Chinese Banking Corp Ltd	14,985,818
2,770,000	Singapore Exchange Ltd	14,184,884
9,990,000	Singapore Telecommunications	20,917,331
1,259,000	United Overseas Bank Ltd	12,492,501
	Total Singapore	63,008,510

	Spain — 2.2%
409,247	Banco Bilbao Vizcaya Argentaria SA	4,984,474
969,255	Banco Popular Espanol SA	8,637,421
678,726	Banco Santander SA	7,211,077
988,129	Iberdrola SA	8,485,736
167,473	Inditex SA	7,574,055
1,367,777	Mapfre SA	4,770,080
628,639	Repsol YPF SA	14,158,550
1,720,563	Telefonica SA	37,271,512
	Total Spain	93,092,905

	Sweden — 2.7%
1,525,289	Boliden AB	11,948,977
754,492	Electrolux AB Series B *	9,589,211
2,359,302	Ericsson LM B Shares	21,859,889

651,754	Hennes & Mauritz AB Class B	31,214,876
737,480	Investor AB Class B	11,568,075
547,384	Nordea Bank AB	4,399,470
402,366	SKF AB Class B	4,761,443
660,571	Svenska Handelsbanken AB Class A	12,892,574
370,384	Swedbank AB Class A *	2,220,143
	Total Sweden	110,454,658

	Switzerland — 8.1%
178,829	Actelion Ltd (Registered) *	9,268,919
86,223	Baloise Holding Ltd	6,868,532
274,232	Compagnie Financiere Richemont SA Class A	6,003,946
2,485,765	Nestle SA (Registered)	90,513,846
3,324,358	Novartis AG (Registered)	133,028,089
230,957	Roche Holding AG (Non Voting)	31,623,669
60,058	Swatch Group AG	10,025,320
86,691	Syngenta AG (Registered)	21,143,619
117,703	Synthes Inc	12,120,743
1,195,995	UBS AG (Registered) *	18,028,429
	Total Switzerland	338,625,112

	United Kingdom — 20.5%
1,823,704	3i Group Plc	7,209,947
1,018,529	AMEC Plc	11,215,907
2,257,955	AstraZeneca Plc	94,212,984
468,760	Autonomy Corp Plc *	11,737,279
605,978	BAE Systems Plc	3,372,940
6,493,456	Barclays Plc	31,551,557
773,962	BBA Aviation Plc	1,536,399
121,383	Berkeley Group Holdings Plc (Unit Shares) *	1,751,635
3,415,418	BG Group Plc	62,756,501
1,508,410	BP Plc	12,469,032
1,313,915	British American Tobacco Plc	36,013,778
1,290,205	Burberry Group Plc	8,037,974
1,012,231	Cadbury Plc	8,839,203
1,003,528	Capita Group Plc	11,657,786
1,015,724	Centrica Plc	4,056,076
3,328,028	Compass Group Plc	19,357,064
1,187,588	Diageo Plc	16,264,901
1,242,683	Drax Group Plc	9,890,203
12,064,933	DSG International Plc	4,610,418
904,518	FirstGroup Plc	5,446,214
1,287,164	Game Group Plc	3,553,239
8,551,261	GlaxoSmithKline Plc	144,611,432
1,966,803	Home Retail Group Plc	7,423,806
1,855,131	HSBC Holdings Plc	16,803,840
272,340	Imperial Tobacco Group Plc	7,084,477
1,813,596	Kesa Electricals Plc	3,570,711
2,308,557	Kingfisher Plc	6,661,355
1,721,764	Ladbrokes Plc	5,614,004
272,848	Lancashire Holdings Ltd *	2,081,500
10,877,509	Lloyds Banking Group Plc	11,979,048
570,490	London Stock Exchange	6,415,704
783,454	Michael Page International Plc	3,272,506
589,229	Next Plc	13,980,392
2,312,466	Northern Foods Plc	2,182,418
627,025	Pearson Plc	6,677,757
238,180	Provident Financial Plc	3,143,537
607,952	Reckitt Benckiser Group Plc	26,481,673

7,601,771	Royal Bank of Scotland Group Plc *	4,725,235
567,226	Royal Dutch Shell Group Class A (Amsterdam)	15,348,792
1,399,139	Royal Dutch Shell Plc A Shares (London)	37,855,112
1,106,039	Royal Dutch Shell Plc B Shares (London)	30,174,859
290,705	Scottish & Southern Energy Plc	5,503,246
365,092	Signet Jewelers Ltd	6,564,913
636,019	Smith & Nephew Plc	4,647,842
258,995	Spectris Plc	2,098,202
2,795,756	Stagecoach Group Plc	5,940,366
1,943,781	Tesco Plc	11,550,881
1,802,618	Tomkins Plc	4,141,779
753,808	Travis Perkins Plc	6,622,039
1,767,527	Trinity Mirror Plc	2,028,275
403,096	Unilever Plc	9,513,213
28,586,394	Vodafone Group Plc	53,778,348
585,628	WH Smith Plc	4,177,883
1,006,836	William Hill Plc	3,468,209
1,021,088	Wolseley Plc *	17,351,151
3,190,902	Wolseley Plc (Deferred) *	—
	Total United Kingdom	859,015,542
	TOTAL COMMON STOCKS (COST $5,003,795,853)	3,985,791,553

	PREFERRED STOCKS — 0.1%

	Germany — 0.1%
64,577	Volkswagen AG 3.71%	4,620,337
	TOTAL PREFERRED STOCKS (COST $6,283,913)	4,620,337

	RIGHTS AND WARRANTS — 0.2%

	Australia — 0.0%
7,195,376	GPT Group Rights, Expires 06/09/09*	—

	France — 0.0%
94,707	Casino Guichard-Perrachon SA Rights, Expires 07/10/09*	357,647

	United Kingdom — 0.2%
2,344,762	3i Group Plc Rights, Expires 06/11/09*	3,979,331
8,617,809	DSG International Plc Rights, Expires 06/09/09*	1,321,859
6,758,196	Lloyds Banking Group Plc Rights, Expires 06/05/09*	3,230,011
527,665	Travis Perkins Plc Rights, Expires 06/11/09*	1,458,399
	Total United Kingdom	9,989,600
	TOTAL RIGHTS AND WARRANTS (COST $29,250,882)	10,347,247

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 3.0%

5,992,545	Banco Santander Time Deposit, 0.02% - 0.14%, due 06/01/09	5,992,545
437,532	Bank of America Time Deposit, 0.07% - 2.07%, due 06/01/09	437,532
62,788	Bank of Tokyo-Mitsubishi Time Deposit, 0.06%, due 06/01/09	62,788
25,000,000	BNP Paribas Time Deposit, 0.20%, due 06/01/09	25,000,000
31,268	Brown Brothers Harriman Time Deposit, 0.45% - 1.55%, due 06/01/09	31,268
3,896,623	Citibank Time Deposit, 0.01% - 0.14%, due 06/01/09	3,896,623
25,000,000	Commerzbank Time Deposit, 0.18%, due 06/01/09	25,000,000
579,689	HSBC Bank (Hong Kong) Time Deposit, 0.02%, due 06/01/09	579,689
1,846,490	HSBC Bank (London) Time Deposit, 0.10%, due 06/01/09	1,846,490
10,300,000	HSBC Bank (USA) Time Deposit, 0.15%, due 06/01/09	10,300,000

1,572,892	JPMorgan Chase Time Deposit, 0.01% - 0.06%, due 06/01/09	1,572,892
25,000,000	Royal Bank of Canada Time Deposit, 0.15%, due 06/01/09	25,000,000
25,000,000	Societe Generale Time Deposit, 0.22%, due 06/01/09	25,000,000
	TOTAL SHORT-TERM INVESTMENTS (COST $124,719,827)	124,719,827

	TOTAL INVESTMENTS — 98.6% (Cost $5,164,050,475)	4,125,478,964

	Other Assets and Liabilities (net) — 1.4%	57,792,188

	TOTAL NET ASSETS — 100.0%	$4,183,271,152

As of May 31, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$5,187,156,463	$122,466,173	$(1,184,143,672)	$(1,061,677,499)

A summary of outstanding financial instruments at May 31, 2009 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys†
6/26/09	CHF	42,003,191	$39,346,846	$3,472,132
6/26/09	CHF	42,003,191	39,346,846	3,367,035
6/26/09	EUR	15,926,086	22,510,783	1,866,227
6/26/09	EUR	18,451,437	26,080,249	1,396,839
6/26/09	EUR	15,926,086	22,510,783	1,849,075
6/26/09	GBP	14,309,827	23,127,105	1,920,371
6/26/09	GBP	12,717,623	20,553,834	1,379,525
6/26/09	HKD	92,032,935	11,874,209	(4,533)
6/26/09	JPY	3,248,484,721	34,103,742	1,018,901
6/26/09	NOK	29,830,791	4,728,981	197,732
6/26/09	NOK	38,044,688	6,031,104	255,711
6/26/09	NZD	38,355,000	24,534,795	3,098,531
6/26/09	SEK	226,510,966	29,931,382	3,705,576
6/26/09	SEK	226,510,966	29,931,381	3,841,659
6/26/09	SEK	226,510,966	29,931,381	3,609,731
6/26/09	SEK	226,510,966	29,931,381	3,476,072
6/26/09	SEK	226,510,966	29,931,381	3,545,955
			$424,406,183	$37,996,539

Sales#
6/26/09	AUD	27,265,594	$21,798,437	$(2,693,163)
6/26/09	CAD	25,059,210	22,956,803	(2,649,501)
6/26/09	CAD	24,322,175	22,281,603	(2,576,366)
6/26/09	CAD	24,322,175	22,281,603	(2,524,520)
6/26/09	DKK	53,409,777	10,133,980	(859,626)
6/26/09	DKK	53,409,777	10,133,981	(850,974)
6/26/09	GBP	15,662,751	25,313,660	(2,527,489)
6/26/09	GBP	15,662,751	25,313,660	(2,560,068)
6/26/09	GBP	15,662,751	25,313,660	(2,589,671)
6/26/09	GBP	15,662,751	25,313,660	(2,513,174)
6/26/09	GBP	15,662,751	25,313,660	(2,481,911)
6/26/09	JPY	1,964,679,259	20,625,898	(750,538)
6/26/09	NOK	111,390,984	17,658,461	(1,254,478)
6/26/09	SGD	20,804,884	14,402,927	(247,383)
6/26/09	SGD	16,173,191	11,196,471	(470,904)
			$300,038,464	$(27,549,766)

† Fund buys foreign currency; sells USD.

# Fund sells foreign currency; buys USD.

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
219	TOPIX	June 2009	$20,652,413	$1,273,520
239	DAX	June 2009	41,971,868	7,782,524
431	S&P/MIB	June 2009	60,989,888	(210,123)
450	CAC 40	June 2009	20,914,942	664,431
371	FTSE 100	June 2009	26,493,062	1,359,795
			$171,022,173	$10,870,147

Sales
621	S&P Toronto 60	June 2009	$71,863,650	$(12,810,211)

As of May 31, 2009, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*      Non-income producing security.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price, or broker bid (if the private market is more relevant in determining market value than the exchange).  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost.  Shares of investment funds are generally valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different than the value realized upon its sale.  For information about the pricing of some specific positions (e.g. swaps) see descriptions below.  Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE.  As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor using that vendor’s proprietary models.  As of May 31, 2009, 92.38% of the net assets of the Fund were valued using fair value prices based on models used by that third party vendor and are classified as using level 2 inputs in the table below.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs.

Level 3 — Valuations based on inputs that are unobservable and significant.

The following is a summary of the categorization of investments by inputs used as of May 31, 2009 in valuing the Fund’s investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$250,722,859	$—
Level 2 — Other Significant Observable Inputs	3,874,756,105	49,081,342
Level 3 — Significant Unobservable Inputs	—	—
Total	$4,125,478,964	$49,081,342

*Other financial instruments include forward currency contracts and futures contracts.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 — Quoted Prices	$—	$(12,810,211)
Level 2 — Other Significant Observable Inputs	—	(27,764,422)
Level 3 — Significant Unobservable Inputs	—	—
Total	$—	$(40,574,633)

**Other financial instruments include forward currency contracts and futures contracts.

The Fund held no investments or other financial instruments at either February 28, 2009 or May 31, 2009, whose fair value was determined using Level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amounts of the change in relative values of the two currencies).  The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.  Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses.  Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  These contracts involve market risk in excess of the unrealized gain or loss.  They expose the Fund to the risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts.

Rights and Warrants

A Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of options on securities, as described in Options below. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.

Futures contracts

The Fund may purchase and sell futures contracts.  A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price during a specified future time period.  Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is settled on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid market for the contract, the imposition of price limits or the failure of counterparty to perform under the contract terms.  Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded.  Because many foreign exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign futures in those markets or on those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor’s proprietary models.

Options

The Fund may purchase put and call options.  A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium for a purchased option.  That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option.  Premiums paid for options that expire are treated as realized losses.  Premiums paid for options that are exercised or closed are deducted from the proceeds of the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

The Fund may write (i.e., sell) call and put options.  Writing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options that expire are treated as realized gains.  Premiums received from writing options that are exercised or closed are deducted from the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the option.  In the event that the Fund writes call or put options without an offsetting exposure (e.g. call options on a security that the Fund does not own), it bears the risk of substantial losses if the price of the underlying asset increases (calls) or decreases (puts) during the term of the option.  Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written.  The Fund values options traded over-the-counter using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps.  A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument.  Some swap contracts are net settled. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral and will typically post or receive additional collateral as market values change.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest payments, one party will receive a payment from or make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities.  Buying credit default protection reduces the buyer’s exposure (or increases negative exposure) in the event of an issuer’s default (e.g., it is intended to reduce risk where a party owns a security issued by or otherwise has exposure to the issuer).  Selling credit default protection subjects the seller to exposure to an issuer’s default or other credit events.  A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event (e.g., issuer default or similar event).  If no credit event occurs, the seller has no payment obligations.  For credit default swap agreements on asset-backed securities, a credit event may be triggered by various events, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security.  For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss.  Payments received or made on swap agreements are recorded as realized gain or loss.  Gains or losses are realized upon termination of the swap agreements, or reset dates as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement.  Such risks include the possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that the collateral the other party posts may be insufficient or not timely received by the Fund.  Specifically, the amount shown as owed to the Fund under a swap agreement is not reduced if there is uncertainty about the counterparty’s willingness or ability to pay.  Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

Investment risks

The Fund is subject to risks involved in investing in foreign securities that are not presented by investments in U.S. securities. These risks may involve adverse political and economic developments, including expropriation and the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) with select counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Master Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse impact on the Fund’s operations.  Due to declines in the net assets of the Fund prior to May 31, 2009, one or more counterparties are entitled to terminate early but none has taken such action.

Disclosures about Derivative Instruments and Hedging Activities–Effective March 1, 2009, the Fund adopted FASB Statement of Financial Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). This standard is an amendment to FASB Statement No. 133 (“FASB 133”), “Accounting for Derivative Instruments” which expands the disclosure requirements of FASB 133 regarding an entity’s derivative instruments and hedging activities.

The table below summarizes the fair values of derivatives held by the Fund at May 31, 2009 by risk category:

Derivatives not accounted for as hedging	Asset Derivatives (Unrealized Appreciation)	Liability Derivatives (Unrealized Depreciation)
instruments under Statement 133^^	Fair Value	Fair Value
Interest rate contracts	$—	$—
Foreign exchange contracts	38,001,072	(27,554,299)
Credit contracts	—	—
Equity contracts*	11,080,270	(13,020,334)
Other contracts	—	—
Total	$49,081,342	$(40,574,633)

* Includes cumulative appreciation/depreciation of futures contracts.

^^ As the Fund values its derivatives at fair value and recognizes changes in fair value through the statement of operations, it does not qualify for hedge accounting under FASB 133. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of SFAS 161 disclosure.

The amounts above correspond with amounts in the tables above under “Forward Currency Contracts” and “Futures Contracts”.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

USD - United States Dollar

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2009 (Unaudited)

Shares	Description	Value ($)

	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
15,648,725	GMO Emerging Markets Fund, Class VI	152,105,611
920,897	GMO Flexible Equities Fund, Class VI	17,266,823
16,306,372	GMO International Growth Equity Fund, Class IV	288,948,905
15,886,779	GMO International Intrinsic Value Fund, Class IV	292,634,461
	TOTAL MUTUAL FUNDS (COST $984,323,132)	750,955,800

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 0.0%

9,047	State Street Eurodollar Time Deposit, 0.01%, due 06/01/09	9,047
	TOTAL SHORT-TERM INVESTMENTS (COST $9,047)	9,047

	TOTAL INVESTMENTS — 100.0% (Cost $984,332,179)	750,964,847

	Other Assets and Liabilities (net) — 0.00%	210,037

	TOTAL NET ASSETS — 100.0%	$751,174,884

As of May 31, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,042,838,325	$—	$(291,873,478)	$(291,873,478)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2009 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Emerging Markets Fund, Class VI	$89,475,333	$11,444,842	$125,000	$—	$—	$152,105,611
GMO Flexible Equities Fund, Class VI	11,496,954	2,800,230	—	—	—	17,266,823
GMO International Growth Equity Fund, Class IV	214,063,176	25,641,968	1,155,808	—	—	288,948,905
GMO International Intrinsic Value Fund, Class IV	204,645,762	22,442,154	2,433,229	—	—	292,634,461
Totals	$519,681,225	$62,329,194	$3,714,037	$—	$—	$750,955,800

Notes to Schedule of Investments:

Portfolio valuation

Shares of the underlying funds and other mutual funds are generally valued at their net asset value.

Investments held by the underlying funds are valued as follows.   Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price, or broker bid (if the private market is more relevant in determining market value than the exchange).  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost.  Shares of investment funds are generally valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different than the value realized upon its sale.  Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE.  As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor using that vendor’s proprietary models.  As of May 31, 2009, 87.40% of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by that third party vendor. Those underlying funds classify such securities under SFAS 157 (as defined below) as level 2.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the categorization of investments by inputs used as of May 31, 2009 in valuing the Fund’s investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$733,698,024	$—
Level 2 – Other Significant Observable Inputs	17,266,823	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$750,964,847	$—

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$—

Underlying funds are classified above as either level 1 or level 2. For the underlying funds’ summary of valuation inputs (including level 3 inputs, if any) please refer to the respective fund’s portfolio valuation note. The aggregate absolute values of the Fund’s indirect investments in securities using level 3 inputs was 0.96% of total net assets.

The Fund held no investments or other financial instruments at either February 28, 2009 or May 31, 2009, whose fair value was determined using level 3 inputs.

Investment risks

The Fund is indirectly exposed to all of the risks associated with an investment in the underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.  Some underlying funds may invest directly and/or indirectly in foreign securities.  The Fund is subject to risks involved in investing in foreign securities that are not presented by investments in U.S. securities. These risks may involve adverse political and economic developments, including expropriation and the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.  Also, fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s foreign currency holdings and investments denominated in foreign currency.  The risks described above apply to an even greater extent to investments in emerging countries. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets. Additionally, the investment risks associated with an investment in the underlying funds may be greater to the extent that the underlying funds engage in derivative transactions.

Disclosures about Derivative Instruments and Hedging Activities–Effective March 1, 2009, the Fund adopted FASB Statement of Financial Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). This standard is an amendment to FASB Statement No. 133 (“FASB 133”), “Accounting for Derivative Instruments” which expands the disclosure requirements of FASB 133 regarding an entity’s derivative instruments and hedging activities.

The Fund adopted SFAS 161 on March 1, 2009.  As of May 31, 2009, the Fund held no derivative contracts for the purposes of SFAS 161.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO International Growth Equity Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2009 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 95.0%

	Australia — 5.6%
187,432	Australian Stock Exchange Ltd	5,264,815
365,463	BHP Billiton Ltd	10,269,394
772,562	Brambles Ltd	3,674,931
74,671	Cochlear Ltd	3,279,453
334,887	CSL Ltd	7,907,327
1,011,812	Foster’s Group Ltd	3,995,286
1,100,514	Harvey Norman Holdings Ltd	2,610,256
573,440	Incitec Pivot Ltd	1,252,240
799,934	Lihir Gold Ltd *	2,077,193
167,923	Newcrest Mining Ltd	4,458,478
1,369,807	Origin Energy Ltd	16,322,118
577,089	QBE Insurance Group Ltd	9,055,404
137,825	Rio Tinto Ltd	7,250,376
1,403,836	Telstra Corp Ltd	3,519,216
136,823	Westpac Banking Corp	2,083,323
717,755	Woodside Petroleum Ltd	25,074,901
1,437,179	Woolworths Ltd	29,364,037
	Total Australia	137,458,748

	Austria — 0.2%
82,392	Oesterreichische Elektrizitaetswirtschafts AG Class A	4,459,016

	Belgium — 0.8%
365,759	Anheuser-Busch InBev NV	12,899,106
23,836	Colruyt SA	5,618,261
	Total Belgium	18,517,367

	Canada — 4.7%
43,800	Agnico-Eagle Mines Ltd	2,707,637
112,300	Agrium Inc	5,483,593
264,700	Barrick Gold Corp	10,030,354
461,300	Canadian National Railway Co	19,854,808
163,700	Canadian Natural Resources	9,702,796
85,800	Canadian Pacific Railway Ltd	3,489,370
159,000	Eldorado Gold Corp *	1,575,800
175,300	Enbridge Inc	6,213,978
84,200	EnCana Corp	4,627,433
9,300	Fairfax Financial Holdings Ltd	2,402,454
98,500	Husky Energy Inc	3,023,343
76,100	IGM Financial Inc	2,655,746
103,100	Metro Inc Class A	3,625,381
91,200	Potash Corp of Saskatchewan Inc	10,517,133
137,500	Research In Motion Ltd *	10,772,040
71,100	Rogers Communications Inc Class B	2,111,346
317,300	Shaw Communications Inc Class B	5,492,988
228,200	Shoppers Drug Mart Corp	9,272,225
208,700	Yamana Gold Inc	2,454,507
	Total Canada	116,012,932

	Denmark — 2.1%
291	AP Moller-Maersk A/S Class A	1,792,256
198	AP Moller-Maersk A/S Class B	1,226,549
191,513	H Lundbeck A/S	4,285,541
574,582	Novo-Nordisk A/S Class B	29,953,533
41,524	Novozymes A/S Class B	3,309,563

140,529	Vestas Wind Systems A/S *	10,352,933
	Total Denmark	50,920,375

	Finland — 0.7%
138,849	Alma Media Corp	984,879
67,998	Amer Sports Oyj Class A	686,335
71,919	Kone Oyj Class B	2,194,477
626,550	Nokia Oyj	9,615,394
180,149	Nokian Renkaat Oyj	3,432,919
	Total Finland	16,914,004

	France — 6.1%
113,649	Air Liquide SA	10,583,600
105,904	ArcelorMittal	3,528,636
181,508	Danone SA	9,069,663
54,092	Dassault Systemes SA	2,424,112
68,842	Electricite de France	3,623,824
197,657	Essilor International SA	9,135,926
63,085	Hermes International	8,483,413
26,701	Iliad SA	2,982,933
148,636	L’Oreal SA	11,770,132
28,972	Neopost SA	2,414,835
49,775	Publicis Groupe	1,623,756
991,853	Sanofi-Aventis	63,304,238
172,586	SES	3,448,742
103,649	Total SA	5,979,642
15,334	Unibail-Rodamco SE (REIT)	2,474,551
63,664	Vallourec SA	8,044,901
24,528	Veolia Environnement	725,906
	Total France	149,618,810

	Germany — 4.8%
154,460	Adidas AG	5,668,293
119,392	Aixtron AG	1,423,836
79,836	Aurubis AG	2,485,929
38,484	Bayer AG	2,200,552
106,132	Beiersdorf AG	5,221,004
1,345,154	Deutsche Telekom AG (Registered)	15,493,281
18,249	Fielmann AG	1,202,154
165,589	Fresenius Medical Care AG & Co	6,976,365
163,347	K&S AG	12,240,047
10,739	Puma AG Rudolf Dassler Sport	2,478,238
130,843	Qiagen NV *	2,326,436
1,285,093	SAP AG	55,483,541
148,250	SGL Carbon SE *	4,402,379
19,937	Software AG	1,417,399
	Total Germany	119,019,454

	Greece — 0.8%
107,533	Alpha Bank A.E. *	1,275,921
50,835	Coca Cola Hellenic Bottling Co SA	1,059,344
204,665	National Bank of Greece SA *	5,593,074
315,059	OPAP SA	9,749,810
79,819	Piraeus Bank SA *	914,177
	Total Greece	18,592,326

	Hong Kong — 1.9%
1,721,500	CLP Holdings Ltd	11,554,982

1,009,200	Esprit Holdings Ltd	6,442,992
472,400	Hang Seng Bank Ltd	6,798,835
3,579,400	Hong Kong & China Gas	7,291,453
86,800	Hong Kong Aircraft Engineering Co Ltd	1,052,285
1,618,000	Hong Kong Electric Holdings Ltd	8,672,826
1,480,000	Li & Fung Ltd	3,992,971
	Total Hong Kong	45,806,344

	Ireland — 0.1%
124,498	CRH Plc	2,933,712

	Italy — 0.2%
105,202	Ansaldo STS SPA	1,774,928
51,199	ENI SPA	1,242,255
483,919	Intesa San Paolo *	1,729,760
	Total Italy	4,746,943

	Japan — 19.9%
40,200	ABC-Mart Inc	910,863
295,600	Astellas Pharma Inc	10,073,336
579,750	Canon Inc	19,234,547
1,028	Central Japan Railway Co	6,571,683
148,500	Chubu Electric Power Co Inc	3,319,880
66,900	Chugai Pharmaceutical Co Ltd	1,222,627
226,100	Culture Convenience Club Co Ltd	1,866,866
206,400	Daiichi Sankyo Co Ltd	3,886,708
224,800	Daikin Industries Ltd	6,988,766
77,300	East Japan Railway Co	4,615,170
236,700	Eisai Co Ltd	8,138,915
126,900	Fanuc Ltd	10,250,146
183,000	Fast Retailing Co Ltd	21,695,348
330,000	GS Yuasa Corp	2,621,586
626,000	Hankyu Hanshin Holdings Inc	3,072,833
44,300	Hirose Electric Co Ltd	4,943,992
117,200	Hisamitsu Pharmaceutical Co Inc	3,803,545
294,000	Hitachi Ltd	977,832
119,600	Hokuriku Electric Power Co	2,783,876
621,000	Honda Motor Co Ltd	18,017,523
425,000	Hoya Corp	8,808,432
869	INPEX Corp	7,056,709
85,300	Ito En Ltd	1,160,692
250,000	Japan Steel Works Ltd (The)	3,264,554
1,730	Japan Tobacco Inc	4,987,288
403,000	JGC Corp	6,688,099
684	Kakaku.com Inc	2,543,778
689,000	Kao Corp	15,211,895
469	KDDI Corp	2,460,906
57,530	Keyence Corp	12,033,157
251,000	Kintetsu Corp	1,126,506
138,500	Lawson Inc	5,745,905
663,000	Marubeni Corp	3,011,501
185,400	Mitsubishi Corp	3,532,964
2,333,000	Mitsubishi Heavy Industries Ltd	8,384,548
1,494,600	Mizuho Financial Group Inc	3,593,603
71,300	Murata Manufacturing Co Ltd	3,017,346
398,000	Nikon Corp	5,997,978
40,200	Nintendo Co Ltd	10,848,365
205,000	Nippon Denko Co Ltd	1,140,313
475,000	Nippon Yusen KK	2,282,421

93,900	Nissha Printing Co Ltd	3,911,230
92,100	Nitori Co Ltd	5,589,051
144,000	Nomura Research Institute Ltd	2,639,328
7,233	NTT Docomo Inc	10,834,311
514,000	Odakyu Electric Railway Co Ltd	4,422,444
1,604,000	OJI Paper Co Ltd	7,469,817
178,000	Olympus Corp	3,509,575
36,100	Ono Pharmaceutical Co Ltd	1,616,549
32,300	Oriental Land Co Ltd	2,135,102
513,000	Osaka Gas Co Ltd	1,630,719
10,994	Rakuten Inc	6,023,006
240,400	Resona Holdings Inc	3,617,274
38,000	Rohm Co Ltd	2,478,346
104,300	Sankyo Co Ltd	5,540,653
64,100	Secom Co	2,679,512
876,600	Seven & I Holdings Co Ltd	21,303,906
686	Seven Bank Ltd	1,785,232
27,200	Shimamura Co Ltd	2,095,714
387,700	Shin-Etsu Chemical Co Ltd	20,227,314
434,000	Shionogi & Co Ltd	8,553,346
225,000	Shiseido Co Ltd	3,831,589
207,500	SoftBank Corp	3,780,852
2,292,000	Sumitomo Metal Industries Ltd	6,215,303
112,000	Sumitomo Metal Mining Co Ltd	1,601,942
629,300	Takeda Pharmaceutical Co Ltd	25,029,314
270,400	Terumo Corp	11,379,401
285,500	Tohoku Electric Power Co Inc	5,848,948
141,900	Tokio Marine Holdings Inc	4,164,981
1,092,100	Tokyo Electric Power Co Inc (The)	27,488,279
439,000	Tokyo Gas Co Ltd	1,615,783
104,000	Toyo Suisan Kaisha Ltd	2,289,230
110,900	Toyoda Gosei Co Ltd	2,431,046
107,500	Toyota Motor Corp	4,286,638
99,000	Trend Micro Inc	3,296,076
79,300	Tsumura & Co	2,371,195
77,900	Unicharm Corp	5,444,867
24,923	Yahoo Japan Corp	6,686,159
84,900	Yamada Denki Co Ltd	4,879,364
	Total Japan	488,596,398

	Netherlands — 1.9%
90,151	Crucell NV *	1,990,915
235,511	Heineken NV	8,442,218
185,009	Koninklijke DSM NV	6,472,082
775,038	Koninklijke KPN NV	10,198,283
220,429	Reed Elsevier NV	2,671,774
706,501	Unilever NV	16,989,099
	Total Netherlands	46,764,371

	Norway — 0.7%
473,850	StatoilHydro ASA	10,007,478
201,300	Tandberg ASA	3,362,590
84,880	Yara International ASA	2,816,695
	Total Norway	16,186,763

	Portugal — 0.1%
386,592	Portugal Telecom SGPS SA	3,477,088

	Singapore — 0.9%
1,471,000	Keppel Land Ltd	2,527,412
1,606,000	Singapore Press Holdings Ltd	3,302,680
2,318,000	Singapore Technologies Engineering Ltd	3,757,104
6,270,500	Singapore Telecommunications	13,129,342
	Total Singapore	22,716,538

	Spain — 3.8%
77,426	ACS Actividades de Construccion y Servicios SA	4,046,663
327,418	Iberdrola SA	2,811,761
203,199	Inditex SA	9,189,782
1,101,139	Mapfre SA	3,840,188
104,344	Red Electrica de Espana	4,899,263
3,189,254	Telefonica SA	69,086,875
	Total Spain	93,874,532

	Sweden — 2.0%
462,392	Boliden AB	3,622,337
809,375	Hennes & Mauritz AB Class B	38,763,921
121,369	Investor AB Class B	1,903,788
310,859	Securitas AB Class B	2,660,001
87,090	Swedish Match AB	1,402,970
	Total Sweden	48,353,017

	Switzerland — 13.9%
153,750	Actelion Ltd (Registered) *	7,969,045
245,367	Compagnie Financiere Richemont SA Class A	5,371,985
26,545	Geberit AG (Registered)	3,271,615
54,298	Lonza Group AG (Registered)	5,626,686
2,470,127	Nestle SA (Registered)	89,944,421
70,249	Nobel Biocare Holding AG (Registered)	1,625,731
2,894,613	Novartis AG (Registered)	115,831,339
521,376	Roche Holding AG (Non Voting)	71,389,141
5,392	SGS SA (Registered)	6,755,595
19,477	Swatch Group AG	3,251,243
11,174	Swisscom AG (Registered)	3,312,488
35,596	Syngenta AG (Registered)	8,681,735
171,145	Synthes Inc	17,624,058
	Total Switzerland	340,655,082

	United Kingdom — 23.8%
243,081	Admiral Group Plc	3,397,609
324,090	Amlin Plc	1,845,974
137,201	Anglo American Plc	3,966,917
174,880	Antofagasta Plc	1,800,217
1,089,536	AstraZeneca Plc	45,460,799
631,249	Autonomy Corp Plc *	15,805,840
3,040,921	BG Group Plc	55,875,316
107,042	BHP Billiton Plc	2,565,583
1,043,329	British American Tobacco Plc	28,597,146
578,429	Burberry Group Plc	3,603,611
1,165,585	Cable & Wireless Plc	2,549,546
455,439	Cadbury Plc	3,977,074
1,439,890	Capita Group Plc	16,726,917
2,570,529	Centrica Plc	10,264,857
1,436,721	Cobham Plc	4,160,557
2,389,252	Diageo Plc	32,722,583
629,647	Drax Group Plc	5,011,203

655,698	Experian Plc	4,868,939
6,703,755	GlaxoSmithKline Plc	113,368,029
620,932	Group 4 Securicor Plc	2,127,634
1,429,399	HSBC Holdings Plc	12,947,545
424,438	Imperial Tobacco Group Plc	11,041,057
494,183	Inmarsat Plc	4,130,367
64,568	Intertek Group Plc	1,101,287
123,254	JD Wetherspoon Plc	840,940
918,933	Man Group Plc	3,630,602
230,288	National Grid Plc	2,232,973
255,079	Next Plc	6,052,154
565,177	Petrofac Ltd	6,068,375
1,448,134	Reckitt Benckiser Group Plc	63,079,011
1,304,645	Reed Elsevier Plc	10,595,386
108,708	Rio Tinto Plc	4,952,755
326,187	Royal Dutch Shell Plc A Shares (London)	8,825,317
187,580	Royal Dutch Shell Plc B Shares (London)	5,117,541
140,039	SABMiller Breweries Plc	2,890,785
353,315	Sage Group Plc	1,092,813
409,857	Scottish & Southern Energy Plc	7,758,876
568,517	Shire Plc	7,887,767
492,089	Smith & Nephew Plc	3,596,043
311,560	Standard Chartered Plc	6,372,950
1,517,069	Standard Life Assurance Plc	4,887,840
1,255,760	Tesco Plc	7,462,329
144,062	Thomson Reuters Plc	3,964,148
553,239	TUI Travel Plc	2,230,179
783,416	Tullow Oil Plc	12,673,444
261,232	Unilever Plc	6,165,171
6,255,590	Vodafone Group Plc	11,768,371
436,913	Xstrata Plc	4,901,129
	Total United Kingdom	582,963,506
	TOTAL COMMON STOCKS (COST $2,736,799,327)	2,328,587,326

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 4.0%

4,391,599	Banco Santander Time Deposit, 0.02% - 0.14%, due 06/01/09	4,391,599
27,930	Bank of America Time Deposit, 0.07%, due 06/01/09	27,930
75,807	Bank of Tokyo-Mitsubishi Time Deposit, 0.06%, due 06/01/09	75,807
25,000,000	BNP Paribas Time Deposit, 0.20%, due 06/01/09	25,000,000
21,901	Brown Brothers Harriman Time Deposit, 0.45% - 2.07%, due 06/01/09	21,901
4,173,346	Citibank Time Deposit, 0.01% - 0.10%, due 06/01/09	4,173,346
76,739	DnB Nor Bank Time Deposit, 0.64%, due 06/01/09	76,739
12,200,000	HSBC Bank (USA) Time Deposit, 0.15%, due 06/01/09	12,200,000
2,473,459	JPMorgan Chase Time Deposit, 0.01% - 0.06%, due 06/01/09	2,473,459
25,000,000	Royal Bank of Canada Time Deposit, 0.15%, due 06/01/09	25,000,000
25,000,000	Societe Generale Time Deposit, 0.22%, due 06/01/09	25,000,000
	TOTAL SHORT-TERM INVESTMENTS (COST $98,440,781)	98,440,781

	TOTAL INVESTMENTS — 99.0% (Cost $2,835,240,108)	2,427,028,107

	Other Assets and Liabilities (net) — 1.0%	25,622,751

	TOTAL NET ASSETS — 100.0%	$2,452,650,858

As of May 31, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$2,856,256,409	$72,561,868	$(501,790,170)	$(429,228,302)

A summary of outstanding financial instruments at May 31, 2009 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys†
6/26/09	CHF	7,718,000	$7,229,902	$247,182
6/26/09	CHF	34,650,074	32,458,751	2,827,855
6/26/09	EUR	14,979,070	21,172,219	1,739,123
6/26/09	GBP	6,546,200	10,579,768	878,497
6/26/09	JPY	3,110,631,406	32,656,509	1,018,969
6/26/09	JPY	3,110,631,406	32,656,509	1,055,962
6/26/09	JPY	5,575,086,258	58,529,228	1,463,920
6/26/09	JPY	3,110,631,406	32,656,509	1,027,172
6/26/09	JPY	3,110,631,406	32,656,509	1,035,725
6/26/09	NZD	16,225,269	10,378,925	1,302,817
6/26/09	SEK	196,106,184	25,913,663	3,125,193
6/26/09	SEK	196,106,184	25,913,663	3,009,476
6/26/09	SEK	196,106,184	25,913,663	3,075,501
6/26/09	SEK	196,106,184	25,913,664	3,325,990
6/26/09	SEK	196,106,184	25,913,664	3,069,978
			$400,543,146	$28,203,360
Sales#
6/26/09	AUD	35,805,857	$28,626,250	$(3,486,708)
6/26/09	AUD	35,805,857	28,626,250	(3,536,728)
6/26/09	AUD	36,890,883	29,493,712	(3,729,120)
6/26/09	CAD	29,296,406	26,838,508	(3,029,390)
6/26/09	CAD	29,296,406	26,838,508	(3,137,257)
6/26/09	CAD	30,184,176	27,651,797	(3,171,524)
6/26/09	GBP	16,098,459	26,017,838	(2,597,800)
6/26/09	GBP	16,098,459	26,017,838	(2,661,710)
6/26/09	GBP	16,098,459	26,017,838	(2,550,953)
6/26/09	GBP	16,098,459	26,017,838	(2,559,968)
6/26/09	HKD	125,056,500	16,134,953	6,160
6/26/09	HKD	125,056,500	16,134,953	4,991
6/26/09	NOK	54,700,258	8,671,459	(626,120)
6/26/09	SGD	22,440,387	15,535,163	(653,381)
			$328,622,905	$(31,729,508)

†                  Fund buys foreign currency; sells USD.

#                 Fund sells foreign currency; buys USD.

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
3	MSCI Singapore	June 2009	$117,570	$4,495
2,152	OMXS 30	June 2009	22,199,106	(96,480)
5	IBEX 35	June 2009	670,110	13,164
6	Amsterdam Exchanges	June 2009	443,804	11,043
27	TOPIX	June 2009	2,546,188	31,232
363	CAC 40	June 2009	16,871,387	530,393
7	DAX	June 2009	1,229,302	18,538
700	FTSE 100	June 2009	49,986,909	6,747,250
6	SPI 200	June 2009	461,046	(4,237)
			$94,525,422	$7,255,398
Sales
29	S&P/MIB	June 2009	$4,103,728	$(696,095)
161	S&P Toronto 60	June 2009	18,631,316	(430,049)
3	Hang Seng	June 2009	353,718	(25,130)
			$23,088,762	$(1,151,274)

As of May 31, 2009, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*       Non-income producing security.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price, or broker bid (if the private market is more relevant in determining market value than the exchange).  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost.  Shares of investment funds are generally valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different than the value realized upon its sale.  For information about the pricing of some specific positions (e.g. swaps) see descriptions below.  Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE.  As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor using that vendor’s proprietary models.  As of May 31, 2009, 90.21% of the net assets of the Fund were valued using fair value prices based on models used by that third party vendor and are classified as using level 2 inputs in the table below.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the categorization of investments by inputs used as of May 31, 2009 in valuing the Fund’s investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$214,453,713	$—
Level 2 – Other Significant Observable Inputs	2,212,574,394	35,570,626
Level 3 – Significant Unobservable Inputs	—	—
Total	$2,427,028,107	$35,570,626

*Other financial instruments include forward currency contracts and futures contracts.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 – Quoted Prices	$—	$(430,049)
Level 2 – Other Significant Observable Inputs	—	(32,562,601)
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$(32,992,650)

**Other financial instruments include forward currency contracts and futures contracts.

The Fund held no investments or other financial instruments at either February 28, 2009 or May 31, 2009, whose fair value was determined using Level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amounts of the change in relative values of the two currencies).  The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.  Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses.  Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  These contracts involve market risk in excess of the unrealized gain or loss.  They expose the Fund to the risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts.

Futures contracts

The Fund may purchase and sell futures contracts.  A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price during a specified future time period.  Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is settled on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid market for the contract, the imposition of price limits or the failure of counterparty to perform under the contract terms.  Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded.  Because many foreign exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign futures in those markets or on those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor’s proprietary models.

Options

The Fund may purchase put and call options.  A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium for a purchased option.  That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option.  Premiums paid for options that expire are treated as realized losses.  Premiums paid for options that are exercised or closed are deducted from the proceeds of the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

The Fund may write (i.e., sell) call and put options.  Writing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options that expire are treated as realized gains.  Premiums received from writing options that are exercised or closed are deducted from the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the option.  In the event that the Fund writes call or put options without an offsetting exposure (e.g. call options on a security that the Fund does not own), it bears the risk of substantial losses if the price of the underlying asset increases (calls) or decreases (puts) during the term of the option.  Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written.  The Fund values options traded over-the-counter using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps.  A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument.  Some swap contracts are net settled. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral and will typically post or receive additional collateral as market values change.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest payments, one party will receive a payment from or make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities.  Buying credit default protection reduces the buyer’s exposure (or increases negative exposure) in the event of an issuer’s default (e.g., it is intended to reduce risk where a party owns a security issued by or otherwise has exposure to the issuer).  Selling credit default protection subjects the seller to exposure to an issuer’s default or other credit events.  A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event (e.g., issuer default or similar event).  If no credit event occurs, the seller has no payment obligations.  For credit default swap agreements on asset-backed securities, a credit event may be triggered by various events, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security.  For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss.  Payments received or made on swap agreements are recorded as realized gain or loss.  Gains or losses are realized upon termination of the swap agreements, or reset dates as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement.  Such risks include the possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that the collateral the other party posts may be insufficient or not timely received by the Fund.  Specifically, the amount shown as owed to the Fund under a swap agreement is not reduced if there is uncertainty about the counterparty’s willingness or ability to pay.  Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

Investment risks

The Fund is subject to risks involved in investing in foreign securities that are not presented by investments in U.S. securities. These risks may involve adverse political and economic developments, including expropriation and the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) with select counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Master Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse impact on the Fund’s operations.  Due to declines in the net assets of the Fund prior to May 31, 2009, one or more counterparties are entitled to terminate early but none has taken such action.

Disclosures about Derivative Instruments and Hedging Activities–Effective March 1, 2009, the Fund adopted FASB Statement of Financial Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). This standard is an amendment to FASB Statement No. 133 (“FASB 133”), “Accounting for Derivative Instruments” which expands the disclosure requirements of FASB 133 regarding an entity’s derivative instruments and hedging activities.

The table below summarizes the fair values of derivatives held by the Fund at May 31, 2009 by risk category:

Derivatives not accounted for as hedging instruments under Statement 133^^	Asset Derivatives (Unrealized Appreciation) Fair Value	Liability Derivatives (Unrealized Depreciation) Fair Value
Interest rate contracts	$—	$—
Foreign exchange contracts	28,214,511	(31,740,659)
Credit contracts	—	—
Equity contracts*	7,356,115	(1,251,991)
Other contracts	—	—
Total	$35,570,626	$(32,992,650)

* Includes cumulative appreciation/depreciation of futures contracts.

^^ As the Fund values its derivatives at fair value and recognizes changes in fair value through the statement of operations, it does not qualify for hedge accounting under FASB 133. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of SFAS 161 disclosure.

The amounts above correspond with amounts in the Schedule of Investments for “Futures Contracts” and “Forward Currency Contracts”.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

USD - United States Dollar

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2009 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 95.9%

	Australia — 2.6%
263,539	AGL Energy Ltd	2,964,817
1,344,311	Australia and New Zealand Banking Group Ltd	17,375,440
3,132,043	BlueScope Steel Ltd	6,065,497
286,930	Coca Cola Amatil Ltd	1,948,378
1,769,796	Foster’s Group Ltd	6,988,296
14,084,200	GPT Group (REIT)	5,807,447
109,227	JB Hi-Fi Ltd	1,107,323
95,352	Macquarie Group Ltd	2,475,925
4,615,170	Macquarie Infrastructure Group	5,201,526
4,232,474	Mirvac Group Ltd	3,966,550
679,146	National Australia Bank Ltd	12,155,806
290,518	QBE Insurance Group Ltd	4,558,669
359,486	Santos Ltd	4,223,967
5,002,914	Stockland	12,552,195
578,310	Suncorp-Metway Ltd	2,789,821
1,105,753	TABCORP Holdings Ltd	6,558,406
2,888,525	Telstra Corp Ltd	7,241,119
508,934	Woodside Petroleum Ltd	17,779,701
450,803	Woolworths Ltd	9,210,680
	Total Australia	130,971,563

	Austria — 0.1%
117,360	OMV AG	4,807,586

	Belgium — 1.2%
253,191	Anheuser-Busch InBev NV	8,929,206
22,776	Bekaert NV	2,317,392
271,099	Belgacom SA	8,520,861
41,628	Colruyt SA	9,811,922
103,760	Delhaize Group	7,650,049
1,709,510	Dexia SA *	10,904,795
61,297	Mobistar SA	3,796,353
63,094	Solvay SA	5,799,192
	Total Belgium	57,729,770

	Canada — 3.8%
861,800	Bank of Montreal	34,574,619
298,000	Bank of Nova Scotia	10,421,470
173,700	Canadian Imperial Bank of Commerce	8,680,625
278,600	Canadian National Railway Co	11,991,220
258,300	Canadian Pacific Railway Ltd	10,504,713
66,200	Enbridge Inc	2,346,636
491,100	HudBay Minerals Inc *	3,607,623
175,300	IGM Financial Inc	6,117,637
210,200	Magna International Inc Class A	6,969,764
53,500	Metro Inc Class A	1,881,259
591,800	National Bank of Canada	27,737,491
303,400	Penn West Energy Trust	4,243,570
709,500	Petro-Canada	30,869,018
308,800	Royal Bank of Canada	12,360,485
231,000	Shaw Communications Inc Class B	3,998,992
527,000	Sun Life Financial Inc	13,858,640
	Total Canada	190,163,762

	Denmark — 0.3%
149,959	Danske Bank A/S *	2,547,797
1,406	NeuroSearch A/S *	27,407
201,196	Novo-Nordisk A/S Class B	10,488,548
	Total Denmark	13,063,752

	Finland — 1.0%
329,570	Neste Oil Oyj	5,097,440
1,027,802	Nokia Oyj	15,773,237
199,709	Nokian Renkaat Oyj	3,805,654
232,597	Outokumpu Oyj	4,641,285
162,387	Rautaruukki Oyj	3,681,971
756,645	Sampo Oyj Class A	14,277,942
38,955	Stockmann Oyj AB Class A	864,658
208,277	Tieto Oyj	2,995,988
	Total Finland	51,138,175

	France — 11.6%
119,327	Air Liquide SA	11,112,365
633,727	ArcelorMittal	21,115,273
1,141,401	BNP Paribas	79,096,433
15,189	Bongrain SA *	827,656
71,512	Cap Gemini SA	2,771,177
120,410	Carrefour SA	5,422,840
118,326	Casino Guichard-Perrachon SA	8,661,202
18,011	CNP Assurances	1,707,980
290,412	Compagnie de Saint-Gobain	10,587,327
147,667	Dassault Systemes SA	6,617,640
165,104	Essilor International SA	7,631,291
107,118	Eutelsat Communications *	2,726,900
1,207,066	France Telecom SA	29,435,903
3,655	Fromageries Bel	511,670
312,865	GDF Suez	12,361,379
118,539	Hermes International	15,940,641
117,040	L’Oreal SA	9,268,120
89,458	Nexans SA	4,934,293
334,203	Peugeot SA *	10,183,721
30,384	PPR SA	2,566,789
113,793	Publicis Groupe	3,712,146
539,208	Renault SA *	20,918,222
2,505,302	Sanofi-Aventis	159,898,930
122,615	SCOR	2,591,018
214,211	SES	4,280,524
633,486	Societe Generale	37,169,118
70,321	Sodexo	3,484,566
339,107	STMicroelectronics NV	2,524,561
1,629,940	Thomson *	1,702,580
1,647,055	Total SA	95,020,684
35,589	Unibail-Rodamco	5,743,236
13,742	Vallourec SA	1,736,508
50,422	Wendel	2,144,097
	Total France	584,406,790

	Germany — 4.8%
271,462	Adidas AG	9,961,971
68,437	Allianz SE (Registered)	6,793,218
242,625	Aurubis AG	7,554,845
231,841	BASF AG	9,832,230

561,563	Bayerische Motoren Werke AG	20,301,556
134,445	Demag Cranes AG	3,302,014
147,210	Deutsche Bank AG (Registered)	9,959,417
544,958	Deutsche Post AG (Registered)	7,528,936
2,152,204	Deutsche Telekom AG (Registered)	24,788,761
464,093	E.ON AG	16,473,260
124,746	Fresenius Medical Care AG & Co	5,255,625
207,595	Gildemeister AG	2,030,803
271,763	Hannover Rueckversicherung AG (Registered) *	10,250,110
571,290	Heidelberger Druckmaschinen AG	4,038,389
184,379	Kloeckner & Co AG	3,728,423
139,289	MTU Aero Engines Holding AG	4,536,433
63,919	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	9,027,429
24,434	Puma AG Rudolf Dassler Sport	5,638,632
137,829	RWE AG	11,475,641
171,703	Salzgitter AG	16,169,767
821,949	SAP AG	35,487,424
28,928	SGL Carbon SE *	859,036
58,146	Software AG	4,133,825
332,977	ThyssenKrupp AG	8,516,875
37,297	Vossloh AG	4,168,805
	Total Germany	241,813,425

	Greece — 0.8%
611,795	Alpha Bank A.E. *	7,259,187
636,135	National Bank of Greece SA *	17,384,262
521,124	OPAP SA	16,126,694
	Total Greece	40,770,143

	Hong Kong — 1.7%
3,030,500	BOC Hong Kong Holdings Ltd	4,805,721
4,789,598	CLP Holdings Ltd	32,148,544
1,072,400	Esprit Holdings Ltd	6,846,477
171,000	Guoco Group	1,467,268
5,632,300	Hong Kong & China Gas	11,473,333
155,100	Hong Kong Aircraft Engineering Co Ltd	1,880,292
3,987,469	Hong Kong Electric Holdings Ltd	21,373,688
564,700	Hong Kong Ferry Co Ltd	344,309
2,227,400	Yue Yuen Industrial Holdings	5,110,798
	Total Hong Kong	85,450,430

	Ireland — 0.4%
786,796	CRH Plc	18,540,319
75,859	DCC Plc	1,584,185
	Total Ireland	20,124,504

	Italy — 3.9%
1,152,750	A2A SPA	2,171,849
93,721	Ansaldo STS SPA	1,581,225
920,185	Bulgari SPA	5,064,187
3,064,873	Enel SPA	18,252,993
3,732,696	ENI SPA	90,567,375
118,813	Fondiaria-Sai SPA-Di RISP	1,386,436
1,146,249	Intesa San Paolo *	4,097,249
220,092	Italcementi SPA-Di RISP	1,410,729
197,819	Luxottica Group SPA *	4,109,948
1,687,824	Mediaset SPA	9,930,646
97,300	Natuzzi SPA ADR *	204,330
1,739,368	Parmalat SPA	4,317,759

1,776,739	Snam Rete Gas SPA	7,700,994
9,953,903	Telecom Italia SPA	14,101,369
11,931,082	Telecom Italia SPA-Di RISP	12,244,881
1,994,615	Terna SPA	7,353,066
3,694,574	UniCredit SPA *	9,730,981
	Total Italy	194,226,017

	Japan — 29.0%
47,380	Acom Co Ltd	1,242,901
117,400	Aeon Credit Service Co Ltd	1,556,048
1,083,450	Aiful Corp	3,429,791
169,000	Air Water Inc	1,742,170
330,300	Aisin Seiki Co Ltd	6,537,187
1,174,600	Alps Electric Co Ltd	6,329,471
297,400	Asahi Breweries Ltd	4,108,852
2,267,000	Asahi Kasei Corp	11,259,221
294,100	Astellas Pharma Inc	10,022,220
787,000	Bank of Yokohama Ltd (The)	3,908,291
104,300	Benesse Corp	4,367,420
299,200	Bridgestone Corp	4,562,765
453,900	Canon Inc	15,059,182
37,600	Capcom	734,234
399,400	Chubu Electric Power Co Inc	8,929,023
151,200	Chugai Pharmaceutical Co Ltd	2,763,248
203,500	Chugoku Electric Power Co Inc	4,210,342
143,000	Circle K Sunkus Co Ltd	2,037,717
343,000	COMSYS Holdings Corp	3,613,432
2,015,000	Cosmo Oil Co Ltd	7,344,540
517,200	Culture Convenience Club Co Ltd	4,270,425
196,000	Dai Nippon Printing Co Ltd	2,524,035
694,800	Daiei Inc *	3,376,837
458,000	Daihatsu Motor Co Ltd	4,427,480
1,441,000	Daikyo Inc *	2,365,476
191,200	Daito Trust Construction Co Ltd	8,677,169
1,442,000	Daiwa Securities Group Inc	9,016,155
332,000	Daiwabo Co Ltd	936,437
320,500	Denso Corp	7,615,521
314,600	Don Quijote Co Ltd	5,539,297
1,795,000	Dowa Holdings Co Ltd	8,069,646
245,800	Electric Power Development Co Ltd	7,010,073
215,700	Elpida Memory Inc *	2,223,649
126,100	FamilyMart Co Ltd	3,689,655
221,200	Fast Retailing Co Ltd	26,224,104
3,223,000	Fuji Heavy Industries Ltd	12,691,656
312,300	Fuji Oil Co Ltd	3,541,892
1,715,000	Fujikura Ltd	7,926,870
386,000	GS Yuasa Corp	3,066,461
824,000	Hankyu Hanshin Holdings Inc	4,044,752
1,318,000	Hanwa Co Ltd	5,502,212
10,403,000	Haseko Corp *	8,617,557
180,600	Hikari Tsushin Inc	4,088,331
75,500	Hirose Electric Co Ltd	8,425,991
1,629,000	Hitachi Ltd *	5,417,986
405,300	Hokkaido Electric Power Co Inc	7,669,002
138,300	Hokuriku Electric Power Co	3,219,148
2,560,000	Honda Motor Co Ltd	74,275,133
249,400	Hosiden Corp	3,350,745
775	INPEX Corp	6,293,383
1,110,000	Iseki & Co Ltd *	3,721,384

1,404,000	Itochu Corp	10,226,384
720,200	JFE Holdings Inc	24,152,865
1,959,000	Kajima Corp	6,092,452
196,400	Kansai Electric Power Co Inc	4,285,860
1,322,000	Kao Corp	29,187,409
2,853,000	Kawasaki Kisen Kaisha Ltd	12,889,695
6,670	Kenedix Inc *	2,037,643
9,264	KK daVinci Holdings *	1,017,079
280,000	Konami Corp	5,160,439
27,400	Kyocera Corp	2,158,223
231,000	Kyowa Exeo Corp	2,204,761
460,600	Kyushu Electric Power Co Inc	9,693,200
178,200	Lawson Inc	7,392,927
834,000	Leopalace21 Corp	7,380,226
1,907,000	Marubeni Corp	8,662,041
725,800	Matsui Securities Co Ltd	5,946,136
4,820,000	Mazda Motor Corp	12,486,534
57,000	Miraca Holdings Inc	1,293,309
2,178,000	Mitsubishi Chemical Holdings Corp	10,115,585
532,300	Mitsubishi Corp	10,143,457
389,000	Mitsubishi Gas Chemical Co Inc	2,216,782
996,000	Mitsubishi Rayon Co Ltd	2,703,166
3,778,000	Mitsubishi UFJ Financial Group Inc	23,973,092
225,210	Mitsubishi UFJ Lease & Finance Co Ltd	6,239,134
3,337,000	Mitsui Mining & Smelting Co Ltd *	7,868,441
2,642,000	Mitsui OSK Lines Ltd	18,833,940
13,905,400	Mizuho Financial Group Inc	33,434,020
208,000	Murata Manufacturing Co Ltd	8,802,355
707,000	NEC Corp *	2,771,548
2,273	Net One Systems Co Ltd	3,627,259
871,000	Nichirei Corp	3,359,058
18,000	Nintendo Co Ltd	4,857,477
362,000	Nippon Denko Co Ltd	2,013,626
357,000	Nippon Meat Packers Inc	4,319,132
4,195,000	Nippon Mining Holdings Inc	23,894,719
5,246,000	Nippon Oil Corp	32,055,212
135,900	Nippon Paper Group Inc	3,850,967
963,500	Nippon Telegraph & Telephone Corp	40,099,784
1,196,000	Nippon Yakin Koguo Co Ltd	5,209,961
2,923,000	Nippon Yusen KK	14,045,295
9,738,300	Nissan Motor Co	58,741,520
114,300	Nissha Printing Co Ltd	4,760,954
314,500	Nisshin Seifun Group Inc	3,570,882
905,000	Nisshinbo Holdings Inc	9,366,198
41,300	Nitori Co Ltd	2,506,274
141,300	Nitto Denko Corp	3,975,728
243,300	Nomura Research Institute Ltd	4,459,364
25,598	NTT Docomo Inc	38,343,246
1,363,000	Obayashi Corp	6,214,867
562,000	Odakyu Electric Railway Co Ltd	4,835,435
948,000	OJI Paper Co Ltd	4,414,830
27,200	Okinawa Electric Power Co	1,441,671
40,300	Ono Pharmaceutical Co Ltd	1,804,624
65,300	Oriental Land Co Ltd	4,316,476
441,310	ORIX Corp	27,938,204
6,661,000	Osaka Gas Co Ltd	21,173,922
1,359,000	Pacific Metals Co Ltd	10,826,755
568,900	Pioneer Corp *	1,651,555
124,350	Point Inc	5,920,411
740,000	Rengo Co Ltd	4,076,649

1,232,000	Resona Holdings Inc	18,537,778
901,000	Ricoh Company Ltd	12,345,915
61,300	Rohm Co Ltd	3,997,963
151,400	Ryohin Keikaku Co Ltd	5,851,027
132,000	Saizeriya Co Ltd	1,550,384
323,700	Sankyo Co Ltd	17,195,678
2,099,000	Sanyo Electric Co Ltd *	5,268,787
1,135,500	Sega Sammy Holdings Inc	12,636,818
168,600	Seiko Epson Corp	2,478,727
2,637,300	Seven & I Holdings Co Ltd	64,093,991
235,000	Sharp Corp	2,658,106
79,900	Shikoku Electric Power Co Inc	2,260,986
86,300	Shimamura Co Ltd	6,649,270
59,600	Shimano Inc	2,175,985
286,300	Shin-Etsu Chemical Co Ltd	14,937,013
1,419,000	Shinsei Bank Ltd	1,954,275
1,054,000	Showa Shell Sekiyu KK	10,392,057
203,300	SoftBank Corp	3,704,324
5,790,200	Sojitz Corp	11,633,890
457,100	SUMCO Corp	7,062,439
1,207,800	Sumitomo Corp	12,125,244
1,303,600	Sumitomo Electric Industries Ltd	14,822,970
4,244,000	Sumitomo Metal Industries Ltd	11,508,615
1,065,000	Sumitomo Metal Mining Co Ltd	15,232,749
1,401,000	Sumitomo Osaka Cement Co Ltd	3,204,625
2,397,000	Sumitomo Trust & Banking Co Ltd	11,404,422
147,600	Suzuki Motor Corp	3,282,026
2,797,000	Taisei Corp	6,952,794
280,000	Taiyo Yuden Co Ltd	2,906,211
550,400	Takeda Pharmaceutical Co Ltd	21,891,204
913,510	Takefuji Corp	5,305,641
291,400	Tohoku Electric Power Co Inc	5,969,819
822,200	Tokyo Electric Power Co Inc (The)	20,694,866
2,682,000	Tokyo Gas Co Ltd	9,871,367
919,800	Tokyo Steel Manufacturing Co	10,812,587
1,670,000	Tokyo Tatemono Co Ltd	7,959,217
776,000	TonenGeneral Sekiyu KK	8,138,200
420,000	Toppan Printing Co Ltd	3,793,875
2,730,000	Tosoh Corp	8,446,909
867,000	Toyo Engineering Corp	3,113,094
178,000	Toyo Suisan Kaisha Ltd	3,918,105
122,900	Toyota Boshoku Corp	1,545,420
35,100	Toyota Industries Corp	905,484
455,200	Toyota Motor Corp	18,151,419
583,600	Toyota Tsusho Kaisha	8,093,121
62,500	Unicharm Corp	4,368,474
1,141,000	UNY Co Ltd	8,950,405
123,400	USS Co Ltd	7,017,910
21,030	Yahoo Japan Corp	5,641,774
89,000	Yamato Kogyo Co	2,416,436
223,000	Yamazaki Baking Co Ltd	2,290,561
	Total Japan	1,456,738,232

	Netherlands — 2.1%
2,832,897	Aegon NV	17,759,256
215,864	European Aeronautic Defense and Space Co NV	3,527,549
11,644	Gamma Holdings NV *	64,545
442,871	Heineken NV	15,875,323
3,707,192	ING Groep NV	39,359,975

846,258	Koninklijke Ahold NV	10,312,095
256,990	Koninklijke DSM NV	8,990,160
314,313	Reed Elsevier NV	3,809,722
339,421	Unilever NV	8,161,994
	Total Netherlands	107,860,619

	New Zealand — 0.2%
399,705	Fletcher Building Ltd	1,678,235
6,067,521	Telecom Corp of New Zealand	9,776,524
1,357	Vector Ltd	1,760
	Total New Zealand	11,456,519

	Norway — 0.2%
1,018,300	DnB NOR ASA *	8,523,098

	Portugal — 0.1%
20,766	Portucel Empresa Produtora de Pasta e Papel SA	49,495
418,582	Portugal Telecom SGPS SA	3,764,813
	Total Portugal	3,814,308

	Singapore — 1.9%
5,582,000	Neptune Orient Lines Ltd	5,971,664
2,627,200	Noble Group Ltd	2,921,544
2,519,000	Oversea-Chinese Banking Corp Ltd	12,718,759
3,258,100	Sembcorp Industries Ltd	7,063,342
4,795,000	SembCorp Marine Ltd	10,277,796
1,251,000	Singapore Exchange Ltd	6,406,242
1,383,000	Singapore Petroleum Co	5,873,022
4,798,000	Singapore Press Holdings Ltd	9,866,912
2,399,000	Singapore Technologies Engineering Ltd	3,888,391
10,172,000	Singapore Telecommunications	21,298,408
1,133,000	United Overseas Bank Ltd	11,242,259
	Total Singapore	97,528,339

	Spain — 2.0%
51,190	ACS Actividades de Construccion y Servicios SA	2,675,441
745,801	Banco Bilbao Vizcaya Argentaria SA	9,083,574
913,356	Banco Popular Espanol SA	8,139,282
988,220	Banco Santander SA	10,499,274
118,893	Gas Natural SDG SA	2,152,906
204,544	Inditex SA	9,250,611
1,243,711	Repsol YPF SA	28,011,537
1,339,739	Telefonica SA	29,021,953
	Total Spain	98,834,578

	Sweden — 2.1%
1,411,320	Boliden AB	11,056,154
1,515,625	Ericsson LM B Shares	14,042,880
608,802	Hennes & Mauritz AB Class B	29,157,748
811,318	Investor AB Class B	12,726,294
1,838,912	Nordea Bank AB	14,779,823
558,322	SKF AB Class B	6,606,966
795,845	Svenska Handelsbanken AB Class A	15,532,760
	Total Sweden	103,902,625

	Switzerland — 6.7%
286,383	Clariant AG (Registered) *	1,692,842
255,426	Compagnie Financiere Richemont SA Class A	5,592,213

2,588,600	Nestle SA (Registered)	94,258,363
3,506,798	Novartis AG (Registered)	140,328,640
321,053	Roche Holding AG (Non Voting)	43,960,017
38,127	Swatch Group AG	6,364,438
14,765	Swisscom AG (Registered)	4,377,025
12,700	Syngenta AG (Registered)	3,097,484
148,631	Synthes Inc	15,305,626
1,339,874	UBS AG (Registered) *	20,197,262
	Total Switzerland	335,173,910

	United Kingdom — 19.4%
1,234,314	3i Group Plc	4,879,815
635,903	Amlin Plc	3,622,019
2,847,573	AstraZeneca Plc	118,814,745
718,499	BAE Systems Plc	3,999,245
11,077,373	Barclays Plc	53,824,707
1,095,110	Barratt Developments Plc *	2,838,871
1,998,694	BG Group Plc	36,724,946
3,001,764	BP Plc	24,813,606
862,287	British American Tobacco Plc	23,634,872
7,256,873	BT Group Plc	10,278,195
1,246,405	Burberry Group Plc	7,765,100
1,378,307	Cable & Wireless Plc	3,014,844
876,734	Cadbury Plc	7,655,989
682,752	Capita Group Plc	7,931,395
1,132,089	Centrica Plc	4,520,755
2,527,322	Cobham Plc	7,318,795
1,357,943	Compass Group Plc	7,898,308
1,318,395	Diageo Plc	18,056,400
1,008,106	Drax Group Plc	8,023,264
14,486,694	DSG International Plc	5,535,854
479,687	Experian Plc	3,561,955
401,044	FirstGroup Plc	2,414,735
1,457,164	Game Group Plc	4,022,527
11,822,504	GlaxoSmithKline Plc	199,931,826
3,502,880	Home Retail Group Plc	13,221,813
2,921,181	HSBC Holdings Plc	26,460,158
186,890	Imperial Tobacco Group Plc	4,861,636
491,691	J Sainsbury Plc	2,484,762
378,896	Jardine Lloyd Thompson Group Plc	2,626,311
172,049	JD Wetherspoon Plc	1,173,860
1,916,757	Kesa Electricals Plc	3,773,820
3,358,416	Kingfisher Plc	9,690,730
640,587	Lancashire Holdings Ltd *	4,886,904
12,655,897	Lloyds Banking Group Plc	13,937,529
321,740	London Stock Exchange	3,618,273
662,068	Marks & Spencer Group Plc	3,059,303
504,514	Next Plc	11,970,395
710,906	Pearson Plc	7,571,082
404,638	Reckitt Benckiser Group Plc	17,625,555
1,072,498	Reed Elsevier Plc	8,710,055
61,940	Rio Tinto Plc	2,821,997
21,946,376	Royal Bank of Scotland Group Plc *	13,641,794
2,351,023	Royal Dutch Shell Plc A Shares (London)	63,609,290
1,522,071	Royal Dutch Shell Plc B Shares (London)	41,525,007
2,013,967	RSA Insurance Group Plc	4,123,880
1,438,161	Sage Group Plc	4,448,272
505,735	Scottish & Southern Energy Plc	9,573,913
338,641	Signet Jewelers Ltd	6,089,283

932,781	Smith & Nephew Plc	6,816,492
261,906	Standard Chartered Plc	5,357,279
5,762,546	Taylor Woodrow Plc *	3,015,166
1,418,284	Tesco Plc	8,428,125
822,655	Travis Perkins Plc	7,226,845
229,376	Unilever Plc	5,413,358
590,487	United Utilities Group Plc	5,142,301
32,281,018	Vodafone Group Plc	60,728,885
1,956,735	William Hill Plc	6,740,290
533,830	Wolseley Plc *	9,071,270
1,668,222	Wolseley Plc (Deferred) *	—
320,171	WPP Plc	2,392,771
	Total United Kingdom	972,921,172
	TOTAL COMMON STOCKS (COST $6,143,317,168)	4,811,419,317

	PREFERRED STOCKS — 0.0%

	Germany — 0.0%
9,049	Villeroy & Boch AG (Non Voting) 10.28%	45,510
	TOTAL PREFERRED STOCKS (COST $95,178)	45,510

	RIGHTS AND WARRANTS — 0.2%

	Australia — 0.0%
13,433,891	GPT Group Rights, Expires 06/11/09*	—

	France — 0.0%
118,326	Casino Guichard-Perrachon SA Rights, Expires 07/10/09*	446,840

	United Kingdom — 0.2%
1,586,975	3i Group Plc Rights, Expires 06/11/09*	2,693,279
10,347,638	DSG International Plc Rights, Expires 06/09/09*	1,587,192
7,863,108	Lloyds Banking Group Plc Rights, Expires 06/05/09*	3,758,093
575,858	Travis Perkins Plc Rights, Expires 06/11/09*	1,591,598
	Total United Kingdom	9,630,162
	TOTAL RIGHTS AND WARRANTS (COST $29,016,478)	10,077,002

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 1.8%
10,957,762	Banco Santander Time Deposit, 0.02% - 0.14%, due 06/01/09	10,957,762
745,169	Bank of America Time Deposit, 0.07% - 2.07%, due 06/01/09	745,169
69,411	Bank of Tokyo-Mitsubishi Time Deposit, 0.06%, due 06/01/09	69,411
25,000,000	BNP Paribas Time Deposit, 0.20%, due 06/01/09	25,000,000
31,678	Brown Brothers Harriman Time Deposit, 0.45% - 1.55%, due 06/01/09	31,678
4,128,524	Citibank Time Deposit, 0.01% - 0.10%, due 06/01/09	4,128,524
2,255,018	JPMorgan Chase Time Deposit, 0.01% - 0.06%, due 06/01/09	2,255,018
25,000,000	Royal Bank of Canada Time Deposit, 0.15%, due 06/01/09	25,000,000
22,800,000	Societe Generale Time Deposit, 0.22%, due 06/01/09	22,800,000
	TOTAL SHORT-TERM INVESTMENTS (COST $90,987,562)	90,987,562

TOTAL INVESTMENTS — 97.9% (Cost $6,263,416,386)	4,912,529,391

Other Assets and Liabilities (net) — 2.1%	105,643,950

TOTAL NET ASSETS — 100.0%	$ 5,018,173,341

As of May 31, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$6,302,418,440	$141,439,982	$(1,531,329,031)	$(1,389,889,049)

A summary of outstanding financial instruments at May 31, 2009 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys†
6/26/09	CAD	33,128,321	$30,348,935	$3,507,214
6/26/09	CAD	21,859,833	20,025,846	1,436,019
6/26/09	CHF	52,040,040	48,748,950	4,164,347
6/26/09	EUR	33,867,201	47,869,715	4,192,879
6/26/09	EUR	34,893,480	49,320,313	4,051,257
6/26/09	EUR	33,867,201	47,869,715	3,961,126
6/26/09	GBP	23,043,564	37,242,304	2,499,615
6/26/09	GBP	44,045,049	71,184,263	5,641,706
6/26/09	JPY	3,391,009,737	35,600,020	1,110,814
6/26/09	JPY	3,391,009,737	35,600,020	1,129,080
6/26/09	SEK	217,604,766	28,754,507	3,412,660
6/26/09	SEK	217,604,766	28,754,507	3,406,532
6/26/09	SEK	217,604,766	28,754,507	3,690,609
6/26/09	SEK	140,841,196	18,610,894	939,698
6/26/09	SEK	217,604,766	28,754,507	3,339,396
6/26/09	SEK	217,604,766	28,754,507	3,467,799
6/26/09	SEK	217,604,766	28,754,507	3,593,669
6/26/09	SEK	217,604,766	28,754,507	3,559,877
			$643,702,524	$57,104,297
Sales#
6/26/09	AUD	30,365,218	$24,276,540	$(2,956,908)
6/26/09	AUD	30,365,218	24,276,540	(2,925,845)
6/26/09	AUD	30,365,218	24,276,540	(3,069,472)
6/26/09	AUD	30,365,218	24,276,540	(2,922,201)
6/26/09	CAD	44,416,399	40,689,971	(4,696,130)
6/26/09	CAD	45,762,350	41,923,000	(4,847,451)
6/26/09	CAD	44,416,399	40,689,971	(4,610,200)
6/26/09	CHF	52,040,040	48,748,950	(2,734,827)
6/26/09	EUR	10,407,468	14,710,472	(687,731)
6/26/09	EUR	41,114,631	58,113,621	(3,358,799)
6/26/09	GBP	14,921,502	24,115,676	(2,407,875)
6/26/09	GBP	15,854,095	25,622,904	(2,591,343)
6/26/09	GBP	15,854,095	25,622,904	(2,621,307)
6/26/09	GBP	15,854,095	25,622,904	(2,535,886)
6/26/09	GBP	14,921,502	24,115,676	(2,364,453)
6/26/09	GBP	15,854,095	25,622,904	(2,543,876)
6/26/09	JPY	1,504,790,120	15,797,819	(829,847)
			$508,502,932	$(48,704,151)

† Fund buys foreign currency; sells USD.

# Fund sells foreign currency; buys USD.

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
1,770	CAC 40	June 2009	$82,265,440	$2,613,428
523	TOPIX	June 2009	49,320,603	9,917,207
657	DAX	June 2009	115,378,733	19,005,551
109	FTSE 100	June 2009	7,783,676	104,352
867	S&P/MIB	June 2009	122,687,315	10,591,128
			$377,435,767	$42,231,666
Sales
217	SPI 200	June 2009	$16,674,505	$384,929
614	IBEX 35	June 2009	82,289,520	(1,004,414)
429	Hang Seng	June 2009	50,581,670	(3,593,518)
1,178	S&P Toronto 60	June 2009	136,321,062	(26,253,950)
			$285,866,757	$(30,466,953)

As of May 31, 2009, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

ADR - American Depositary Receipt
REIT - Real Estate Investment Trust
* Non-income producing security.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price, or broker bid (if the private market is more relevant in determining market value than the exchange).  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost.  Shares of investment funds are generally valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different than the value realized upon its sale.  For information about the pricing of some specific positions (e.g. swaps) see descriptions below.  Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE.  As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor using that vendor’s proprietary models.  As of May 31, 2009, 91.50% of the net assets of the Fund were valued using fair value prices based on models used by that third party vendor and are classified as using level 2 inputs in the table below.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the categorization of investments by inputs used as of May 31, 2009 in valuing the Fund’s investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$310,791,557	$—
Level 2 – Other Significant Observable Inputs	4,601,737,834	99,720,892
Level 3 – Significant Unobservable Inputs	—	—
Total	$4,912,529,391	$99,720,892

*Other financial instruments include forward currency contracts and futures contracts.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 – Quoted Prices	$—	$(26,253,950)
Level 2 – Other Significant Observable Inputs	—	(53,302,083)
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$(79,556,033)

**Other financial instruments include forward currency contracts and futures contracts.

The Fund held no investments or other financial instruments at either February 28, 2009 or May 31, 2009, whose fair value was determined using Level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amounts of the change in relative values of the two currencies).  The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.  Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses.  Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  These contracts involve market risk in excess of the unrealized gain or loss.  They expose the Fund to the risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts.

Rights and Warrants

A Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of options on securities, as described in Options below. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.

Futures contracts

The Fund may purchase and sell futures contracts.  A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price during a specified future time period.  Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is settled on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid market for the contract, the imposition of price limits or the failure of counterparty to perform under the contract terms.  Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. Because many foreign exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign futures in those markets or on those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor’s proprietary models.

Options

The Fund may purchase put and call options.  A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium for a purchased option.  That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option.  Premiums paid for options that expire are treated as realized losses.  Premiums paid for options that are exercised or closed are deducted from the proceeds of the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

The Fund may write (i.e., sell) call and put options.   Writing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options that expire are treated as realized gains.  Premiums received from writing options that are exercised or closed are deducted from the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the option.  In the event that the Fund writes call or put options without an offsetting exposure (e.g. call options on a security that the Fund does not own), it bears the risk of substantial losses if the price of the underlying asset increases (calls) or decreases (puts) during the term of the option.  Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written.  The Fund values options traded over-the-counter using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps.  A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument.  Some swap contracts are net settled. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral and will typically post or receive additional collateral as market values change.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest payments, one party will receive a payment from or make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities.  Buying credit default protection reduces the buyer’s exposure (or increases negative exposure) in the event of an issuer’s default (e.g., it is intended to reduce risk where a party owns a security issued by or otherwise has exposure to the issuer).  Selling credit default protection subjects the seller to exposure to an issuer’s default or other credit events.  A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event (e.g., issuer default or similar event).  If no credit event occurs, the seller has no payment obligations.  For credit default swap agreements on asset-backed securities, a credit event may be triggered by various events, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security.  For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss.  Payments received or made on swap agreements are recorded as realized gain or loss.  Gains or losses are realized upon termination of the swap agreements, or reset dates as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement.  Such risks include the possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that the collateral the other party posts may be insufficient or not timely received by the Fund.  Specifically, the amount shown as owed to the Fund under a swap agreement is not reduced if there is uncertainty about the counterparty’s willingness or ability to pay.  Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

Investment risks

The Fund is subject to risks involved in investing in foreign securities that are not presented by investments in U.S. securities. These risks may involve adverse political and economic developments, including expropriation and the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) with select counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Master Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse impact on the Fund’s operations.  Due to declines in the net assets of the Fund prior to May 31, 2009, one or more counterparties are entitled to terminate early but none has taken such action.

Disclosures about Derivative Instruments and Hedging Activities–Effective March 1, 2009, the Fund adopted FASB Statement of Financial Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). This standard is an amendment to FASB Statement No. 133 (“FASB 133”), “Accounting for Derivative Instruments” which expands the disclosure requirements of FASB 133 regarding an entity’s derivative instruments and hedging activities.

The table below summarizes the fair values of derivatives held by the Fund at May 31, 2009 by risk category:

Derivatives not accounted for as hedging	Asset Derivatives (Unrealized Appreciation)	Liability Derivatives (Unrealized Depreciation)
instruments under Statement 133^^	Fair Value	Fair Value
Interest rate contracts	$—	$—
Foreign exchange contracts	57,104,297	(48,704,151)
Credit contracts	—	—
Equity contracts*	42,616,595	(30,851,882)
Other contracts	—	—
Total	$99,720,892	$(79,556,033)

* Includes cumulative appreciation/depreciation of futures contracts.

^^ As the Fund values its derivatives at fair value and recognizes changes in fair value through the statement of operations, it does not qualify for hedge accounting under FASB 133. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of SFAS 161 disclosure.

The amounts above correspond with amounts in the Schedule of Investments for “Futures Contracts” and “Forward Currency Contracts”.

Currency Abbreviations:

AUD - Australian Dollar
CAD - Canadian Dollar
CHF - Swiss Franc
EUR - Euro
GBP - British Pound
JPY - Japanese Yen
SEK - Swedish Krona
USD - United States Dollar

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2009 (Unaudited)

Shares	Description	Value ($)

	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
637,921	GMO Flexible Equities Fund, Class VI	11,961,023
14,614,862	GMO International Growth Equity Fund, Class IV	258,975,361
14,057,553	GMO International Intrinsic Value Fund, Class IV	258,940,130
	TOTAL MUTUAL FUNDS (COST $841,038,948)	529,876,514

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 0.0%

22,947	State Street Eurodollar Time Deposit, 0.01%, due 06/01/09	22,947
	TOTAL SHORT-TERM INVESTMENTS (COST $22,947)	22,947

	TOTAL INVESTMENTS — 100.0% (Cost $841,061,895)	529,899,461

	Other Assets and Liabilities (net) — (0.0%)	(23,418)

	TOTAL NET ASSETS — 100.0%	$529,876,043

As of May 31, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$902,527,736	$—	$(372,628,275)	$(372,628,275)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2009 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Flexible Equities Fund, Class VI	$10,036,327	$238,376	$400,000	$—	$—	$11,961,023
GMO International Growth Equity Fund, Class IV	204,565,281	19,491,779	12,499,126	—	—	258,975,361
GMO International Intrinsic Value Fund, Class IV	194,708,590	11,150,591	9,803,377	—	—	258,940,130
Totals	$409,310,198	$30,880,746	$22,702,503	$—	$—	$529,876,514

Notes to Schedule of Investments:

Portfolio valuation

Shares of the underlying funds and other mutual funds are generally valued at their net asset value.

Investments held by the underlying funds are valued as follows.  Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price, or broker bid (if the private market is more relevant in determining market value than the exchange).  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost.  Shares of investment funds are generally valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different than the value realized upon its sale.  Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE.  As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor using that vendor’s proprietary models.  As of May 31, 2009, 91.02% of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by that third party vendor. Those underlying funds classify such securities under SFAS 157 (as defined below) as level 2.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the categorization of investments by inputs used as of May 31, 2009 in valuing the Fund’s investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$517,938,438	$—
Level 2 – Other Significant Observable Inputs	11,961,023	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$529,899,461	$—

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$—

Underlying funds are classified above as either level 1 or level 2.  For the underlying funds’ summary of valuation inputs (including level 3 inputs, if any) please refer to the respective fund’s portfolio valuation note.

The Fund held no investments or other financial instruments at either February 28, 2009 or May 31, 2009, whose fair value was determined using level 3 inputs.

Investment risks

The Fund is indirectly exposed to all of the risks associated with an investment in the underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.  Some underlying funds may invest directly and/or indirectly in foreign securities.  The Fund is subject to risks involved in investing in foreign securities that are not presented by investments in U.S. securities. These risks may involve adverse political and economic developments, including expropriation and the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.  Also, fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s foreign currency holdings and investments denominated in foreign currency.  The risks described above apply to an even greater extent to investments in emerging countries. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets. Additionally, the investment risks associated with an investment in the underlying funds may be greater to the extent that the underlying funds engage in derivative transactions.

Disclosures about Derivative Instruments and Hedging Activities–Effective March 1, 2009, the Fund adopted FASB Statement of Financial Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). This standard is an amendment to FASB Statement No. 133 (“FASB 133”), which expands the disclosure requirements of FASB 133 regarding an entity’s derivative instruments and hedging activities.

The Fund adopted SFAS 161 on March 1, 2009.  As of May 31, 2009, the Fund held no derivative contracts for the purposes of SFAS 161.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2009 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 95.3%

	Australia — 1.7%
200,919	Ansell Ltd	1,345,841
254,911	Challenger Financial Services Group Ltd.	417,070
31,614	Cochlear Ltd	1,388,446
1,701,741	Commonwealth Property Office Fund	1,109,449
258,900	CSR Ltd	342,627
464,953	Downer Edi Ltd	1,771,152
384,402	Iluka Resources Ltd *	996,294
116,582	JB Hi-Fi Ltd	1,181,886
333,680	Octaviar Ltd (a) *	264,572
1,555,183	PaperlinX Ltd	681,217
1,073,824	Tishman Speyer Office Fund	210,805
166,736	West Australian Newspapers Holdings Ltd	539,157
	Total Australia	10,248,516

	Austria — 0.7%
43,411	AI Airports International Ltd ADC *	303,661
10,275	BWIN Interactive Entertainment AG *	416,354
29,468	Flughafen Wien AG	1,145,343
288,935	Immofinanz AG *	549,408
12,165	Mayr-Melnhof Karton AG (Bearer)	1,069,781
29,308	RHI AG *	537,644
	Total Austria	4,022,191

	Belgium — 1.9%
30,618	Bekaert NV	3,115,292
9,192	Cofinimmo SA	1,124,679
103,241	Euronav SA	1,729,104
7,927	EVS Broadcast Equipment SA	386,268
28,080	GIMV NV	1,438,597
52,959	Omega Pharma SA	1,682,306
57,803	Tessenderlo Chemie	1,965,502
	Total Belgium	11,441,748

	Canada — 3.7%
117,775	ACE Aviation Holdings Inc Class A *	571,749
133,000	Advantage Energy Income Fund	572,567
105,300	Biovail Corp	1,336,806
87,100	CGI Group Inc *	809,769
154,375	Daylight Resources Trust	1,167,976
53,300	Dorel Industries Inc Class B	1,103,348
198,000	Fairborne Energy Ltd *	827,002
32,200	Franco-Nevada Corp	895,141
87,600	Gerdau Ameristeel Corp	580,924
269,600	HudBay Minerals Inc *	1,980,483
118,900	Kingsway Financial Services Inc	333,257
41,400	Laurentian Bank of Canada	1,203,605
55,000	Linamar Corp	388,917
103,400	Methanex Corp	1,236,917
51,775	Open Text Corp *	1,830,561
43,871	Quebecor Inc Class B	768,722
280,900	RONA Inc *	3,216,167
77,700	Russel Metals Inc	1,024,850
88,050	Torstar Corp Class B	403,252
123,625	Transcontinental Inc	877,576

231,000	Trinidad Drilling Ltd	1,195,466
	Total Canada	22,325,055

	Denmark — 0.2%
40,884	Genmab A/S *	1,520,755

	Finland — 1.2%
139,343	Amer Sports Oyj Class A	1,406,454
57,125	Huhtamaki Oyj	594,589
45,400	Orion Oyj Class B	740,138
87,918	Pohjola Bank Plc	673,837
93,233	Tieto Oyj	1,341,122
231,357	YIT Oyj	2,455,836
	Total Finland	7,211,976

	France — 3.7%
29,901	Alten *	521,196
4,595	Bollore	656,562
13,653	Bourbon SA	608,651
13,663	Ciments Francais	1,325,775
16,237	Faiveley SA	1,269,348
22,813	Fonciere des Regions	1,730,791
88,684	Gemalto NV *	2,934,167
81,798	Groupe Steria SCA	1,645,777
159,585	Havas SA	427,312
44,573	IMS International Metal Service *	664,853
123,854	Maurel et Prom	2,163,225
44,813	Nexans SA	2,471,780
87,575	Rallye SA	2,376,414
7,903	Societe BIC SA	433,965
19,328	Teleperformance	572,680
1,344,854	Thomson *	1,404,789
9,490	Wendel	403,544
24,706	Zodiac Aerospace	799,745
	Total France	22,410,574

	Germany — 5.3%
182,761	Arques Industries AG *	540,436
150,508	Aurubis AG	4,686,511
26,796	Bechtle AG	494,749
19,218	Biotest AG	931,058
65,664	Demag Cranes AG	1,612,730
33,358	Fielmann AG	2,197,461
64,706	Hannover Rueckversicherung AG (Registered) *	2,440,522
257,010	Heidelberger Druckmaschinen AG	1,816,777
48,543	IKB Deutsche Industriebank AG *	53,466
143,833	Kloeckner & Co AG	2,908,521
89,480	MTU Aero Engines Holding AG	2,914,229
95,478	Qiagen NV *	1,697,633
14,500	Rheinmetall AG	601,436
20,009	Rhoen-Klinikum AG	399,606
45,277	Software AG	3,218,918
14,517	Stada Arzneimittel AG	376,310
174,636	Suedzucker AG	3,621,395
5,953	Vossloh AG	665,386
53,076	Wirecard AG *	486,596
	Total Germany	31,663,740

	Greece — 0.8%
136,594	Ellaktor SA	1,099,706
99,758	Hellenic Exchanges SA	1,137,743
254,318	Intralot SA	1,836,334
35,494	Motor Oil (Hellas) Corinth Refineries SA	457,004
190,551	Technical Olympic SA *	116,339
	Total Greece	4,647,126

	Hong Kong — 0.9%
77,000	Asia Satellite Telecommunications Holdings Ltd	89,578
300,800	Dah Sing Financial Group	1,253,866
1,358,400	HKR International Ltd	632,284
1,225,000	Pacific Basin Shipping Ltd	872,164
833,000	Sun Hung Kai & Co Ltd	563,820
398,000	VTech Holdings Ltd	2,093,078
	Total Hong Kong	5,504,790

	Ireland — 1.6%
313,140	C&C Group Plc	998,242
226,356	DCC Plc	4,727,056
920,737	Fyffes Plc	442,618
629,093	Grafton Group Plc *	2,492,337
71,997	Kingspan Group Plc	472,657
953,953	Total Produce Ltd	460,491
	Total Ireland	9,593,401

	Italy — 2.9%
120,777	Ansaldo STS SPA	2,037,703
109,692	Arnoldo Mondadori Editore SPA *	485,119
213,959	Benetton Group SPA	2,006,722
2,105,270	Beni Stabili SPA	1,643,079
192,633	Cementir SPA	727,141
50,532	DiaSorin SPA	1,283,400
85,868	ERG SPA	1,303,822
15,786	Italmobiliare SPA *	582,769
20,669	Italmobiliare SPA-RSP *	510,621
532,004	Milano Assicurazioni SPA	1,691,835
244,519	Pirelli & Co Real Estate SPA *	2,071,284
139,267	Recordati SPA	933,125
4,383,777	Seat Pagine Gialle SPA *	1,283,644
63,066	Trevi Finanziaria SPA	747,594
	Total Italy	17,307,858

	Japan — 39.2%
704	Access Co Ltd *	1,622,896
71,900	Aderans Co Ltd	773,724
937,250	Aiful Corp	2,966,977
104,000	Air Water Inc	1,072,104
30,100	Alpen Co Ltd	499,748
212,100	Alps Electric Co Ltd	1,142,926
319,200	AOC Holdings Inc	2,966,200
5,447	Asset Managers Holdings Co Ltd *	470,592
106,100	Autobacs Seven Co Ltd	3,513,165
719,000	Central Glass Co Ltd	2,735,399
93,800	Century Tokyo Leasing Corp	864,669
42,100	Chiba Kogyo Bank Ltd *	436,122
157,200	Circle K Sunkus Co Ltd	2,240,064
240,000	COMSYS Holdings Corp	2,528,349

193,800	CSK Holdings Corp *	827,769
287,800	Culture Convenience Club Co Ltd	2,376,312
583,150	Daiei Inc *	2,834,200
67,000	Daiichikosho Co Ltd	661,094
2,314,000	Daikyo Inc *	3,798,551
189,000	Daio Paper Corp	1,723,196
608,000	Daiwabo Co Ltd	1,714,921
185,000	DCM Japan Holdings Co Ltd	1,049,390
294	DeNa Co Ltd	1,007,532
149,900	Don Quijote Co Ltd	2,639,354
1,125	eAccess Ltd	922,162
255,000	Ebara Corp *	784,185
456,000	Edion Corp	2,966,280
106,000	Foster Electric Co Ltd	1,241,285
29,300	FP Corp	1,405,387
351,300	Fuji Oil Co Ltd	3,984,204
70,300	Fuji Soft Inc	1,319,390
441,000	Fujikura Ltd	2,038,338
17,200	Funai Electric Co Ltd	622,360
426,100	Futaba Industrial Co Ltd	1,762,848
920,000	Godo Steel	2,951,064
107,090	Goldcrest Co Ltd	2,719,429
191,000	GS Yuasa Corp	1,517,342
41,170	Gulliver International Co Ltd	921,243
109,600	H.I.S. Co Ltd	1,931,710
1,029,000	Hanwa Co Ltd	4,295,733
149,600	Hitachi Capital Corp	1,750,767
12,600	Hogy Medical Co Ltd	673,814
268,500	Hokuetsu Paper Mills Ltd	1,208,459
101,800	Hokuto Corp	2,008,678
41,800	Itochu Enex Co Ltd	267,583
560,000	Iwatani International Corp	1,555,210
342,000	J-Oil Mills Inc	1,150,169
346,000	JACCS Co Ltd	703,731
382,000	JFE Shoji Holdings Inc	1,400,509
495,800	Joint Corp (a) (b) *	1,122,373
146,600	K’s Holdings Corp	3,241,276
58,400	Kaga Electronics Co Ltd	586,124
784	Kakaku.com Inc	2,915,676
253,000	Kaken Pharmaceutical Co Ltd	2,255,988
120,000	Kamigumi Co Ltd	926,930
463,000	Kayaba Industry Co	860,541
71,000	Keihin Corp	938,108
4,508	Kenedix Inc *	1,377,165
185	Kenedix Realty Investment Corp (REIT)	493,569
10,438	KK daVinci Holdings *	1,145,971
35,100	Kobayashi Pharmaceutical Co Ltd	1,262,587
148,700	Kohnan Shoji Co Ltd	1,355,537
184,400	Kojima Co Ltd	1,047,742
65,900	KOSE Corp	1,389,569
267,000	Kurabo Industries Ltd	447,590
23,700	Kyoei Steel Ltd	641,561
235,000	Kyokuyo Co Ltd	472,172
279,000	Kyowa Exeo Corp	2,662,893
126,000	Kyudenko Corp	795,834
71,800	Lintec Corp	1,178,518
48,000	Maeda Road Construction Co Ltd	436,584
32,700	Mandom Corp	744,010
52,100	Mars Engineering Corp	1,489,285
1,862,525	Maruha Group Inc	2,884,003

66,700	Megachips Corp	1,195,335
52,000	Meitec Corp	706,559
127,800	Miraca Holdings Inc	2,899,736
66,400	MISUMI Group Inc	914,032
472,000	Mitsubishi Steel Manufacturing Co Ltd	1,146,870
23,900	Miura Co Ltd	516,683
776,000	Mizuho Investors Securities Co Ltd *	868,453
53,000	Morinaga Milk Industry Co Ltd	181,503
14,650	Moshi Moshi Hotline Inc	267,483
185,000	Nagase & Co	1,759,982
434,000	Nakayama Steel Works Ltd	1,012,849
1,705	Net One Systems Co Ltd	2,720,843
10,100	Nichi-iko Pharmaceutical Co Ltd	298,658
579,000	Nichias Corp	1,680,173
345,000	Nichirei Corp	1,330,511
98,800	Nihon Kohden Corp	1,229,137
260,000	Nippon Corp	2,378,120
127,000	Nippon Densetsu Kogyo Co Ltd	1,247,138
433,000	Nippon Flour Mills Co Ltd	1,898,766
1,211,000	Nippon Light Metal *	1,279,646
198,000	Nippon Sharyo Ltd	1,139,527
169,000	Nippon Shokubai Co Ltd	1,322,963
451,000	Nippon Soda Co Ltd	1,979,499
158,000	Nippon Synthetic Chemical Industry Co Ltd	701,150
215,300	Nippon System Development Co Ltd	1,998,096
872,000	Nippon Yakin Koguo Co Ltd	3,798,567
129,000	Nipro Corp	2,410,708
144,300	Nishimatsuya Chain Co Ltd	1,171,630
408,000	Nissan Shatai Co Ltd	3,035,911
42,300	Nissha Printing Co Ltd	1,761,928
438,000	Nisshin Oillio Group Ltd (The)	2,271,587
212,200	Nissin Kogyo Co Ltd	2,591,332
208,000	NOF Corp	790,616
52,100	Okinawa Electric Power Co	2,761,437
18,200	Osaka Steel Co Ltd	322,330
707,000	Pacific Metals Co Ltd	5,632,462
240,200	Park24 Co Ltd	2,190,654
63,700	Pigeon Corp	1,615,267
71,800	PLENUS Co Ltd	1,061,356
86,120	Point Inc	4,100,248
198,600	QP Corp	1,990,066
205,000	Rengo Co Ltd	1,129,342
42,800	Rinnai Corp	1,785,713
374,900	Round One Corp	3,468,557
455,000	Ryobi Ltd	1,270,839
17,900	Ryohin Keikaku Co Ltd	691,766
65,300	Ryosan Co	1,483,858
186,800	Saizeriya Co Ltd	2,194,028
596,000	Sanken Electric Co Ltd	2,483,784
428,000	Sankyo-Tateyama Holdings Inc *	343,157
26,500	Sawai Pharmaceuticals Co Ltd	1,402,810
230,000	Seino Holdings Co Ltd	1,534,742
14,600	Shima Seiki Manufacturing Ltd	374,922
44,500	Shimachu Co Ltd	891,597
46,700	SHO-BOND Holdings Co Ltd	875,301
355,200	Showa Corp	1,556,833
16,200	Sugi Pharmacy Co Ltd	326,209
677,000	Sumitomo Light Metal Industries Ltd *	785,468
35,000	Sundrug Co Ltd	709,157
168	T-Gaia Corp	218,835

372,000	Taihei Kogyo Co Ltd	1,172,830
113,000	Taiyo Yuden Co Ltd	1,172,864
98,000	Takara Holdings Inc	574,360
430,000	TOA Corp	581,772
436,000	Toho Zinc Co Ltd	1,841,625
71,400	Tokai Rika Co Ltd	1,072,605
117,800	Tokyo Steel Manufacturing Co	1,384,782
67	Top REIT Inc	246,012
634,000	Topy Industries Ltd	1,104,024
215,000	Toshiba Plant Systems & Services Corp	2,388,316
25,200	Towa Pharmaceutical Co Ltd	1,118,210
427,000	Toyo Engineering Corp	1,533,208
696,000	Toyo Tire & Rubber Co Ltd *	1,625,204
53,600	Tsumura & Co	1,602,725
52,000	Uchida Yoko Co Ltd	169,401
43,600	Unicharm Petcare Corp	1,261,455
474,000	Uniden Corp *	1,787,248
49,000	Union Tool Co	1,276,763
48,700	WATAMI Co Ltd	939,459
1,357	Works Applications Co Ltd	824,123
56,600	Xebio Co Ltd	1,049,409
	Total Japan	235,671,864

	Netherlands — 3.4%
291,134	Aalberts Industries NV	2,875,913
60,575	ASM International NV *	861,128
37,022	Crucell NV *	817,602
136,370	CSM	1,995,588
232,687	Koninklijke BAM Groep NV	2,183,796
17,769	Koninklijke Vopak NV	888,084
102,721	Mediq NV	1,295,618
310,503	OCE NV	2,158,895
27,149	Smit International NV	1,607,836
159,979	USG People NV *	2,061,041
41,959	Vastned NV	2,094,128
22,048	Wereldhave NV	1,740,846
	Total Netherlands	20,580,475

	New Zealand — 0.4%
1,219,781	Fisher & Paykel Healthcare Corp Ltd	2,270,940

	Norway — 0.7%
810,000	Marine Harvest *	476,889
225,376	Tandberg ASA	3,764,765
	Total Norway	4,241,654

	Portugal — 0.2%
156,125	Redes Energeticas Nacionais SA	648,561
495,838	Sonae	502,612
	Total Portugal	1,151,173

	Singapore — 2.2%
408,000	Kim Eng Holdings Ltd	479,678
566,000	KS Energy Services Ltd	498,088
985,000	MobileOne Ltd	1,008,026
374,000	Singapore Airport Terminal Services Ltd	399,468
1,063,000	Singapore Petroleum Co	4,514,116
1,779,000	Singapore Post Ltd	1,048,624
1,731,000	SMRT Corp Ltd	1,910,846

352,000	United Overseas Land	811,304
421,000	Venture Corp Ltd	2,083,565
346,000	Wheelock Properties Ltd	403,446
	Total Singapore	13,157,161

	Spain — 0.1%
10,279	Corp Financiera Alba SA	483,878

	Sweden — 4.3%
88,725	Axfood AB	2,010,130
42,300	Betsson AB *	474,487
42,300	Betsson AB (Registered Shares) Class B *	28,509
1,085,728	Boliden AB	8,505,495
10,993	Cardo AB	235,372
63,100	D Carnegie AB (b) *	3,336
189,732	Elekta AB Class B	2,646,265
362,513	Fabege AB	1,640,304
639,195	Kungsleden AB	3,436,440
286,768	NCC Class B	2,817,135
28,367	Oriflame Cosmetics SA SDR	1,263,453
56,900	Ratos AB Series B	1,145,297
415,495	Trelleborg AB Class B *	1,429,968
81,342	Vostok Gas Ltd (a) (b) *	2,365
	Total Sweden	25,638,556

	Switzerland — 1.5%
30,349	Actelion Ltd (Registered) *	1,573,025
276,885	Clariant AG (Registered) *	1,636,698
9,202	Galenica AG	2,811,428
37,611	Petroplus Holdings AG *	747,720
9,024	PSP Swiss Property AG (Registered) *	461,985
16,855	Swiss Prime Site AG (Registered) *	853,383
2,993	Valiant Holding AG (Registered)	561,270
1,790	Verwaltungs- und Privat-Bank AG	148,316
	Total Switzerland	8,793,825

	United Kingdom — 18.7%
85,935	Aggreko Plc	818,718
940,520	Amlin Plc	5,357,077
1,328,724	ARM Holdings Plc	2,304,975
152,248	Arriva Plc	1,097,244
188,605	Autonomy Corp Plc *	4,722,479
46,091	Aveva Group Plc	549,877
972,680	BBA Aviation Plc	1,930,876
601,626	Brit Insurance Holdings Plc	1,875,470
766,014	Brixton Plc	846,554
206,851	Close Brothers Group Plc	2,209,491
135,775	Croda International Plc	1,169,204
435,403	Dairy Crest Group Plc	2,001,340
18,162	De La Rue Plc	244,009
2,438,487	Debenhams Plc	3,666,072
2,372,365	Dimension Data Holdings Plc	2,164,396
449,134	Drax Group Plc	3,574,545
6,858,822	DSG International Plc	2,620,987
144,722	easyJet Plc *	738,638
831,313	Electrocomponents Plc	1,969,095
261,454	Enterprise Inns Plc	631,373
450,250	Game Group Plc	1,242,923
865,654	GKN Plc	1,725,181

85,460	Go-Ahead Group Plc	1,749,159
460,328	Greene King Plc	3,274,240
101,825	Halfords Group Plc	535,032
625,165	Hiscox Ltd	3,300,236
1,571,962	HMV Group Plc	3,142,211
176,795	Inmarsat Plc	1,477,647
114,767	Intertek Group Plc	1,957,492
423,664	Jardine Lloyd Thompson Group Plc	2,936,620
169,865	JD Wetherspoon Plc	1,158,959
2,306,255	Johnston Press Plc *	908,972
1,481,265	Kesa Electricals Plc	2,916,399
108,357	Ladbrokes Plc	353,310
411,972	Lancashire Holdings Ltd *	3,142,848
209,198	Luminar Group Holdings Plc	474,578
776,592	Melrose Plc	1,352,320
411,138	Micro Focus International Plc	2,637,875
711,421	Misys Plc	1,927,950
292,996	Mitchells & Butler Plc *	1,160,537
1,417,931	Northern Foods Plc	1,338,190
2,046,469	Premier Foods Plc *	1,250,370
92,959	Provident Financial Plc	1,226,887
1,212,991	Punch Taverns Plc	2,888,573
203,944	PV Crystalox Solar Plc	258,286
399,260	Savills Plc	1,711,136
373,532	SIG Plc	712,974
335,984	Signet Jewelers Ltd	6,041,506
250,009	Smith News Plc	439,344
364,502	SSL International Plc	3,012,985
636,816	Tomkins Plc	1,463,178
494,571	Travis Perkins Plc	4,344,699
1,935,112	Trinity Mirror Plc	2,220,582
57,349	Weir Group Plc (The)	480,404
87,955	WH Smith Plc	627,473
1,162,951	William Hill Plc	4,005,973
7,203,639	Woolworths Group Plc (a) (b) *	12
4,276,107	Yell Group Plc	2,493,928
	Total United Kingdom	112,383,409
	TOTAL COMMON STOCKS (COST $650,023,647)	572,270,665

	PREFERRED STOCKS — 0.3%

	Germany — 0.3%
18,837	Draegerwerk AG & Co 1.74%	538,943
61,229	Hugo Boss AG 7.55%	1,554,941
	Total Germany	2,093,884
	TOTAL PREFERRED STOCKS (COST $2,716,690)	2,093,884

	RIGHTS AND WARRANTS — 0.3%

	Singapore — 0.0%
61,000	Tat Hong Holdings Ltd Warrants, Expires 08/02/13*	4,434

	United Kingdom — 0.3%
4,899,158	DSG International Plc Rights, Expires 06/09/09*	751,467
346,199	Travis Perkins Plc Rights, Expires 06/11/09*	956,850
	Total United Kingdom	1,708,317
	TOTAL RIGHTS AND WARRANTS (COST $2,318,975)	1,712,751

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 2.4%

803,618	Banco Santander Time Deposit, 0.02% - 0.14%, due 06/01/09	803,618
20,331	Bank of America Time Deposit, 0.07%, due 06/01/09	20,331
79,559	Bank of Tokyo-Mitsubishi Time Deposit, 0.06%, due 06/01/09	79,559
2,500,000	BNP Paribas Time Deposit, 0.20%, due 06/01/09	2,500,000
601,681	Brown Brothers Harriman Time Deposit, 0.01% - 2.07%, due 06/01/09	601,681
638,716	Citibank Time Deposit, 0.01% - 0.10%, due 06/01/09	638,716
1,500,000	Commerzbank Time Deposit, 0.18%, due 06/01/09	1,500,000
2,500,000	HSBC Bank (USA) Time Deposit, 0.15%, due 06/01/09	2,500,000
1,001,771	JPMorgan Chase Time Deposit, 0.06%, due 06/01/09	1,001,771
2,500,000	Royal Bank of Canada Time Deposit, 0.15%, due 06/01/09	2,500,000
2,500,000	Societe Generale Time Deposit, 0.22%, due 06/01/09	2,500,000
	TOTAL SHORT-TERM INVESTMENTS (COST $14,645,676)	14,645,676

	TOTAL INVESTMENTS — 98.3% (Cost $669,704,988)	590,722,976

	Other Assets and Liabilities (net) — 1.7%	10,026,518

	TOTAL NET ASSETS — 100.0%	$600,749,494

As of May 31, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$674,592,561	$45,696,177	$(129,565,762)	$(83,869,585)

A summary of outstanding financial instruments at May 31, 2009 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys†
6/26/09	CAD	3,951,617	$3,620,086	$259,590
6/26/09	CAD	4,944,525	4,529,691	515,776
6/26/09	CHF	12,462,121	11,673,998	1,010,591
6/26/09	CHF	12,095,588	11,330,645	1,012,730
6/26/09	CHF	12,095,588	11,330,645	969,600
6/26/09	CHF	6,569,000	6,153,567	503,300
6/26/09	EUR	2,459,000	3,475,682	276,474
6/26/09	JPY	503,711,318	5,288,139	157,991
6/26/09	NZD	2,101,774	1,344,456	169,793
6/26/09	SEK	55,076,753	7,277,896	367,474
6/26/09	SEK	72,492,168	9,579,186	1,112,476
6/26/09	SEK	72,492,168	9,579,186	1,185,926
6/26/09	SGD	4,566,977	3,161,654	137,166
			$88,344,831	$7,678,887

Sales#
6/26/09	AUD	10,061,402	$8,043,941	$(989,399)
6/26/09	CAD	20,696,221	18,959,858	(2,174,602)
6/26/09	CHF	1,389,518	1,301,643	(77,301)
6/26/09	EUR	6,763,673	9,560,138	(792,571)
6/26/09	EUR	7,672,628	10,844,903	(626,804)
6/26/09	GBP	3,888,160	6,283,925	(642,866)
6/26/09	HKD	24,333,186	3,139,499	1,280
6/26/09	JPY	204,643,840	2,148,424	(78,177)
6/26/09	JPY	492,345,678	5,168,819	(231,414)
6/26/09	NOK	15,289,249	2,423,756	(188,290)
6/26/09	SGD	3,862,878	2,674,216	(45,932)
6/26/09	SGD	3,972,282	2,749,955	(117,038)
			$73,299,077	$(5,963,114)

† Fund buys foreign currency; sells USD.

# Fund sells foreign currency; buys USD.

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
184	CAC 40	June 2009	$8,551,888	$271,678
32	DAX	June 2009	5,619,664	926,057
151	FTSE 100	June 2009	10,782,890	1,019,075
52	S&P/MIB	June 2009	7,358,409	48,966
			$32,312,851	$2,265,776
Sales
10	Hang Seng	June 2009	$1,179,060	$(83,765)
3	IBEX 35	June 2009	402,066	(4,908)
138	S&P Toronto 60	June 2009	15,969,700	(2,972,425)
16	SPI 200	June 2009	1,229,456	14,822
			$18,780,282	$(3,046,276)

As of May 31, 2009, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

SDR - Swedish Depository Receipt

*	Non-income producing security.
(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.
(b)	Bankrupt issuer.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price, or broker bid (if the private market is more relevant in determining market value than the exchange).  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost.  Shares of investment funds are generally valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different than the value realized upon its sale.  For information about the pricing of some specific positions (e.g. swaps) see descriptions below.  Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE.  As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor using that vendor’s proprietary models.  As of May 31, 2009, 91.89% of the net assets of the Fund were valued using fair value prices based on models used by that third party vendor and are classified as using level 2 inputs in the table below.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund utilized the following fair value techniques on level 3 investments: The Fund considered certain bankrupt securities to be worthless. The Fund also valued another certain security at the last traded price prior to the company filling for bankruptcy protection.

The following is a summary of the categorization of investments by inputs used as of May 31, 2009 in valuing the Fund’s investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$36,999,240	$—
Level 2 – Other Significant Observable Inputs	552,334,414	9,960,765
Level 3 – Significant Unobservable Inputs	1,389,322	—
Total	$590,722,976	$9,960,765

*Other financial instruments include forward currency contracts and futures contracts.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 – Quoted Prices	$—	$(2,972,425)
Level 2 – Other Significant Observable Inputs	—	(6,053,067)
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$(9,025,492)

**Other financial instruments include forward currency contracts and futures contracts.

The aggregate absolute value of the Fund’s direct investments in securities using level 3 inputs was 0.23% of total net assets.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of February 28, 2009	$130,955	$—
Realized gain (loss)	—	—
Change in unrealized appreciation/depreciation	663,955	—
Net purchases (sales)	—	—
Net transfers in and/or out of Level 3	594,412	—
Balance as of May 31, 2009	$1,389,322	$—

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amounts of the change in relative values of the two currencies).  The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.  Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses.  Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  These contracts involve market risk in excess of the unrealized gain or loss.  They expose the Fund to the risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts.

Rights and Warrants

A Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of options on securities, as described in Options below. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.

Futures contracts

The Fund may purchase and sell futures contracts.  A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price during a specified future time period.  Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is settled on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid market for the contract, the imposition of price limits or the failure of counterparty to perform under the contract terms.  Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded.  Because many foreign exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign futures in those markets or on those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor’s proprietary models.

Options

The Fund may purchase put and call options.  A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium for a purchased option.  That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option.  Premiums paid for options that expire are treated as realized losses.  Premiums paid for options that are exercised or closed are deducted from the proceeds of the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

The Fund may write (i.e., sell) call and put options.   Writing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options that expire are treated as realized gains.  Premiums received from writing options that are exercised or closed are deducted from the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the option.  In the event that the Fund writes call or put options without an offsetting exposure (e.g. call options on a security that the Fund does not own), it bears the risk of substantial losses if the price of the underlying asset increases (calls) or decreases (puts) during the term of the option.  Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written.  The Fund values options traded over-the-counter using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps.  A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument.  Some swap contracts are net settled. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral and will typically post or receive additional collateral as market values change.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest payments, one party will receive a payment from or make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities.  Buying credit default protection reduces the buyer’s exposure (or increases negative exposure) in the event of an issuer’s default (e.g., it is intended to reduce risk where a party owns a security issued by or otherwise has exposure to the issuer).  Selling credit default protection subjects the seller to exposure to an issuer’s default or other credit events.  A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event (e.g., issuer default or similar event).  If no credit event occurs, the seller has no payment obligations.  For credit default swap agreements on asset-backed securities, a credit event may be triggered by various events, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security.  For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss.  Payments received or made on swap agreements are recorded as realized gain or loss.  Gains or losses are realized upon termination of the swap agreements, or reset dates as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement.  Such risks include the possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that the collateral the other party posts may be insufficient or not timely received by the Fund.  Specifically, the amount shown as owed to the Fund under a swap agreement is not reduced if there is uncertainty about the counterparty’s willingness or ability to pay.  Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

Investment risks

The Fund is subject to risks involved in investing in foreign securities that are not presented by investments in U.S. securities. These risks may involve adverse political and economic developments, including expropriation and the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

Disclosures about Derivative Instruments and Hedging Activities–Effective March 1, 2009, the Fund adopted FASB Statement of Financial Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). This standard is an amendment to FASB Statement No. 133 (“FASB 133”), “Accounting for Derivative Instruments” which expands the disclosure requirements of FASB 133 regarding an entity’s derivative instruments and hedging activities.

The table below summarizes the fair values of derivatives held by the Fund at May 31, 2009 by risk category:

Derivatives not accounted for as hedging	Asset Derivatives (Unrealized Appreciation)	Liability Derivatives (Unrealized Depreciation)
instruments under Statement 133^^	Fair Value	Fair Value
Interest rate contracts	$—	$—
Foreign exchange contracts	7,680,167	(5,964,394)
Credit contracts	—	—
Equity contracts*	2,280,598	(3,061,098)
Other contracts	—	—
Total	$9,960,765	$(9,025,492)

* Includes cumulative appreciation/depreciation of futures contracts.

^^ As the Fund values its derivatives at fair value and recognizes changes in fair value through the statement of operations, it does not qualify for hedge accounting under FASB 133. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of SFAS 161 disclosure.

The amounts above correspond with amounts in the Schedule of Investments for “Futures Contracts”, and “Forward Currency Contracts”.

Currency Abbreviations:

AUD - Australian Dollar
CAD - Canadian Dollar
CHF - Swiss Franc
EUR - Euro
GBP - British Pound
HKD - Hong Kong Dollar
JPY - Japanese Yen
NOK - Norwegian Krone
NZD - New Zealand Dollar
SEK - Swedish Krona
SGD - Singapore Dollar
USD - United States Dollar

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Real Estate Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2009 (Unaudited)

Shares	Description	Value ($)

	REAL ESTATE INVESTMENTS — 98.0%

	REAL ESTATE INVESTMENT TRUSTS — 98.0%

	Apartments — 14.0%
3,000	American Campus Communities, Inc.	68,970
5,586	Apartment Investment & Management Co.-Class A	52,788
5,573	AvalonBay Communities, Inc.	342,628
4,900	BRE Properties, Inc.	122,402
2,000	Camden Property Trust	60,040
20,000	Equity Residential	486,800
2,070	Essex Property Trust, Inc.	140,946
3,500	Home Properties, Inc.	116,550
1,900	Mid-America Apartment Communities, Inc.	68,951
1,600	Post Properties, Inc.	24,368
10,781	UDR, Inc.	118,591
	Total Apartments	1,603,034

	Diversified — 8.9%
460	Alexander’s, Inc.	124,205
5,400	Franklin Street Properties Corp.	68,040
15,905	Vornado Realty Trust	742,127
3,100	Washington Real Estate Investment Trust	67,766
1,900	Winthrop Realty Trust	18,354
	Total Diversified	1,020,492

	Health Care — 13.9%
22,800	HCP, Inc.	529,644
10,100	Health Care, Inc.	345,925
3,500	Healthcare Realty Trust, Inc.	57,645
1,200	LTC Properties, Inc.	24,972
5,000	Medical Properties Trust, Inc.	31,500
2,200	National Health Investors, Inc.	58,146
5,200	Nationwide Health Properties, Inc.	138,164
6,900	Omega Healthcare Investors, Inc.	110,193
7,800	Senior Housing Properties Trust	130,650
5,500	Ventas, Inc.	166,980
	Total Health Care	1,593,819

	Hotels — 5.6%
5,000	DiamondRock Hospitality Co.	32,500
9,500	Hospitality Properties Trust	132,715
49,500	Host Hotels & Resorts, Inc.	464,310
2,600	Sunstone Hotel Investors, Inc.	15,106
	Total Hotels	644,631

	Industrial — 6.7%
9,000	AMB Property Corp.	160,650
4,300	Digital Realty Trust, Inc.	153,811
6,300	DuPont Fabros Technology, Inc.	59,661
2,000	EastGroup Properties, Inc.	68,220
38,638	ProLogis	328,037
	Total Industrial	770,379

	Manufactured Housing — 0.7%
2,000	Equity Lifestyle Properties, Inc.	78,480

	Office Central Business District — 5.8%
9,600	BioMed Realty Trust, Inc.	94,368
10,000	Boston Properties, Inc.	483,200
4,023	SL Green Realty Corp.	92,127
	Total Office Central Business District	669,695

	Office Suburban — 9.7%
3,600	Alexandria Real Estate Equities, Inc.	129,240
1,389	Brandywine Realty Trust	10,348
4,400	Corporate Office Properties Trust	130,592
15,600	Duke Realty Corp.	148,356
4,400	Highwoods Properties, Inc.	99,528
20,800	HRPT Properties Trust	98,800
3,000	Kilroy Realty Corp.	63,870
9,400	Liberty Property Trust	218,832
6,500	Mack-Cali Realty Corp.	160,615
1,200	PS Business Parks, Inc.	53,844
	Total Office Suburban	1,114,025

	Outlets — 0.4%
1,500	Tanger Factory Outlet Centers, Inc.	48,540

	Regional Malls — 7.2%
8,731	CBL & Associates Properties, Inc.	54,394
2,000	Macerich Co. (The)	33,760
13,061	Simon Property Group, Inc.	698,372
1,500	Taubman Centers, Inc.	37,110
	Total Regional Malls	823,636

	Shopping Centers — 12.0%
984	Acadia Realty Trust	13,205
9,141	Developers Diversified Realty Corp.	44,882
4,800	Equity One, Inc.	69,312
3,500	Federal Realty Investment Trust	184,275
7,600	Inland Real Estate Corp.	53,048
36,458	Kimco Realty Corp.	426,194
4,500	Ramco-Gershenson Properties Trust	40,545
7,400	Regency Centers Corp.	263,662
1,400	Saul Centers, Inc.	40,194
2,300	Urstadt Biddle Properties, Inc.	30,429
12,900	Weingarten Realty Investors	204,852
	Total Shopping Centers	1,370,598

	Storage — 9.5%
5,500	Extra Space Storage, Inc.	41,305
15,214	Public Storage	1,013,404
1,400	Sovran Self Storage, Inc.	33,824
	Total Storage	1,088,533

	Triple Net — 3.6%
2,400	Entertainment Properties Trust	48,768
3,000	Getty Realty Corp.	54,720
195	Lexington Realty Trust	827
9,000	National Retail Properties, Inc.	153,990

7,000	Realty Income Corp.	150,290
	Total Triple Net	408,595
	TOTAL REAL ESTATE INVESTMENT TRUSTS (COST $19,948,628)	11,234,457
	TOTAL REAL ESTATE INVESTMENTS (COST $19,948,628)	11,234,457

	SHORT-TERM INVESTMENTS — 1.9%

	Money Market Funds — 1.9%
213,183	State Street Institutional Treasury Money Market Fund-Institutional Class	213,183
	TOTAL SHORT-TERM INVESTMENTS (COST $213,183)	213,183

	TOTAL INVESTMENTS — 99.9% (Cost $20,161,811)	11,447,640

	Other Assets and Liabilities (net) — 0.1%	10,157

	TOTAL NET ASSETS — 100.0%	$11,457,797

As of May 31, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$20,601,371	$79,353	$(9,233,084)	$(9,153,731)

Notes to Schedule of Investments:

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price, or broker bid (if the private market is more relevant in determining market value than the exchange).  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost.  Shares of investment funds are generally valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different than the value realized upon its sale.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the categorization of investments by inputs used as of May 31, 2009 in valuing the Fund’s investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$11,234,457	$—
Level 2 – Other Significant Observable Inputs	213,183	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$11,447,640	$—

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$—

The Fund held no investments or other financial instruments at either February 28, 2009 or May 31, 2009, whose fair value was determined using level 3 inputs.

Futures contracts

The Fund may purchase and sell futures contracts.  A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price during a specified future time period.  Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is settled on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid market for the contract, the imposition of price limits or the failure of counterparty to perform under the contract terms.  Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded.

Disclosures about Derivative Instruments and Hedging Activities–Effective March 1, 2009, the Fund adopted FASB Statement of Financial Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). This standard is an amendment to FASB Statement No. 133 (“FASB 133”), “Accounting for Derivative Instruments” which expands the disclosure requirements of FASB 133 regarding an entity’s derivative instruments and hedging activities.

The Fund adopted SFAS 161 on March 1, 2009.  As of May 31, 2009, the Fund held no derivative contracts for the purposes of SFAS 161.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2009 (Unaudited)

Par Value ($)	Description	Value ($)

	DEBT OBLIGATIONS — 99.4%

	Asset-Backed Securities — 97.5%

	ABS Collateralized Debt Obligations — 0.0%
11,200,000	Paragon CDO Ltd., Series 04-1A, Class A, 144A, 3 mo. LIBOR + .65%, 1.76%, due 10/20/44	224,000

	Airlines — 0.4%
19,400,000	Aircraft Finance Trust, Series 99-1A, Class A1, 144A, 1 mo. LIBOR + .48%, 0.82%, due 05/15/24	4,462,000
8,830,479	Continental Airlines, Inc., Series 99-1A, 6.55%, due 02/02/19	8,079,888
	Total Airlines	12,541,888

	Auto Financing — 13.3%
31,674,432	BMW Vehicle Lease Trust, Series 07-1, Class A3B, 1 mo. LIBOR + .24%, 0.58%, due 08/15/13	31,576,326
26,700,000	Capital Auto Receivable Asset Trust, Series 07-2, Class A4B, 1 mo. LIBOR + .40%, 0.74%, due 02/18/14	24,293,529
11,600,000	Capital Auto Receivable Asset Trust, Series 07-SN1, Class A4, 1 mo. LIBOR + .10%, 0.44%, due 02/15/11	10,615,392
5,100,000	Capital Auto Receivable Asset Trust, Series 08-1, Class A4B, 1 mo. LIBOR + 1.35%, 1.69%, due 07/15/14	4,194,750
24,500,000	Carmax Auto Owner Trust, Series 08-2, Class A4B, 1 mo. LIBOR + 1.65%, 1.99%, due 08/15/13	23,250,942
22,300,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4A, 5.32%, due 11/10/14	19,860,636
17,400,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 1.85%, 2.25%, due 11/10/14	13,910,430
24,206,426	Daimler Chrysler Master Owner Trust, Series 06-A, Class A, 1 mo. LIBOR + .03%, 0.37%, due 11/15/11	16,460,370
24,300,000	Ford Credit Auto Owner Trust, Series 06-C, Class A4B, 1 mo. LIBOR + .04%, 0.38%, due 02/15/12	23,872,806
13,700,000	Ford Credit Auto Owner Trust, Series 07-B, Class A4B, 1 mo. LIBOR + .38%, 0.72%, due 07/15/12	12,503,853
31,800,000	Ford Credit Auto Owner Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 2.00%, 2.34%, due 03/15/13	31,014,858
61,000,000	Ford Credit Floorplan Master Owner Trust, Series 06-4, Class A, 1 mo. LIBOR + .25%, 0.59%, due 06/15/13	50,020,000
8,400,000	Franklin Auto Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.95%, 2.27%, due 05/20/16	7,889,868
30,200,000	Nissan Auto Lease Trust, Series 08-A, Class A3B, 1 mo. LIBOR + 2.20%, 2.54%, due 07/15/11	28,747,380
31,100,000	Nissan Auto Receivables Owner Trust, Series 07-A, Class A4, 1 mo. LIBOR, 0.34%, due 06/17/13	30,282,776
30,400,000	Nissan Master Owner Trust Receivables, Series 07-A, Class A, 1 mo. LIBOR, 0.34%, due 05/15/12	26,752,000
32,200,000	Swift Master Auto Receivables Trust, Series 07-1, Class A, 1 mo. LIBOR + .10%, 0.44%, due 06/15/12	28,336,000
17,100,000	Swift Master Auto Receivables Trust, Series 07-2, Class A, 1 mo. LIBOR + .65%, 0.99%, due 10/15/12	14,976,351
33,350,000	Truck Retail Installment Paper Corp., Series 05-1A, Class A, 144A, 1 mo. LIBOR + .27%, 0.61%, due 12/15/16	27,061,994
12,000,000	Wachovia Auto Owner Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.15%, 1.47%, due 03/20/14	11,618,924
19,600,000	World Omni Auto Receivables Trust, Series 07-A, Class A4, 1 mo. LIBOR, 0.34%, due 11/15/12	18,769,548
	Total Auto Financing	456,008,733

	Bank Loan Collateralized Debt Obligations — 1.1%
17,084,218	Arran Corp. Loans No. 1 B.V., Series 06-1A, Class A3, 144A, 3 mo. LIBOR + .17%, 1.46%, due 06/20/25	15,253,004
27,200,000	Omega Capital Europe Plc, Series GLOB-5A, Class A1, 144A, 3 mo. LIBOR + .25%, 1.42%, due 07/05/11	23,936,000
	Total Bank Loan Collateralized Debt Obligations	39,189,004

	Business Loans — 6.2%
22,835,276	ACAS Business Loan Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .14%, 0.99%, due 08/16/19	17,165,277
3,486,145	Bayview Commercial Asset Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .36%, 0.67%, due 04/25/34	2,265,994

2,598,154	Bayview Commercial Asset Trust, Series 04-3, Class A1, 144A, 1 mo. LIBOR + .37%, 0.68%, due 01/25/35	1,688,800
11,175,702	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.70%, due 01/25/36	5,587,851
9,698,664	Bayview Commercial Asset Trust, Series 07-3, Class A1, 144A, 1 mo. LIBOR + .24%, 0.55%, due 07/25/37	5,091,798
31,200,000	Bayview Commercial Asset Trust, Series 07-6A, Class A2, 144A, 1 mo. LIBOR + 1.30%, 1.61%, due 12/25/37	20,280,000
4,484,301	Capitalsource Commercial Loan Trust, Series 06-1A, Class A1, 144A, 1 mo. LIBOR + .12%, 0.44%, due 08/22/16	3,609,862
8,564,373	Capitalsource Commercial Loan Trust, Series 07-1A, Class A, 144A, 1 mo. LIBOR + .13%, 0.45%, due 03/20/17	5,609,664
15,800,000	CNH Wholesale Master Note Trust, Series 06-1A, Class A, 144A, 1 mo. LIBOR + .06%, 0.40%, due 07/15/12	15,642,000
3,502,112	GE Business Loan Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .29%, 0.63%, due 05/15/32	1,948,205
5,989,814	GE Business Loan Trust, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .24%, 0.58%, due 11/15/33	3,034,388
28,300,000	GE Dealer Floorplan Master Trust, Series 06-4, Class A, 1 mo. LIBOR + .01%, 0.33%, due 10/20/11	27,338,649
41,500,000	GE Dealer Floorplan Master Trust, Series 07-2, Class A, 1 mo. LIBOR + .01%, 0.33%, due 07/20/12	37,022,306
8,763,399	Lehman Brothers Small Balance Commercial, Series 05-1A, Class A, 144A, 1 mo. LIBOR + .25%, 0.56%, due 02/25/30	4,819,870
5,555,784	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, 1 mo. LIBOR + .25%, 0.56%, due 09/25/30	2,944,566
5,705,381	Lehman Brothers Small Balance Commercial, Series 07-3A, Class 1A1, 144A, 1 mo. LIBOR + .65%, 0.96%, due 10/25/37	4,678,413
27,169,000	Lehman Brothers Small Balance Commercial, Series 07-3A, Class 1A2, 144A, 1 mo. LIBOR + .85%, 1.16%, due 10/25/37	15,486,330
27,200,000	Navistar Financial Dealer Note Master Trust, Series 05-1, Class A, 1 mo. LIBOR + .11%, 0.43%, due 02/25/13	23,455,376
20,700,000	Textron Financial Floorplan Master Note, Series 07-AA, Class A, 144A, 1 mo. LIBOR + .06%, 0.41%, due 03/13/12	13,662,000
359,776	The Money Store Business Loan Backed Trust, Series 99-1, Class AN, 1 mo. LIBOR + .50%, 1.34%, due 09/15/17	293,211
	Total Business Loans	211,624,560

	CMBS — 6.8%
11,500,000	Banc of America Commercial Mortgage, Inc., Series 06-3, Class A2, 5.81%, due 07/10/44	10,042,950
5,271,856	Bear Stearns Commercial Mortgage Securities, Inc., Series 05-PW10, Class A1, 5.09%, due 12/11/40	5,312,291
19,100,000	Citigroup/Deutsche Bank Commercial Mortgage, Series 05-CD1, Class A2FL, 1 mo. LIBOR + .12%, 0.46%, due 07/15/44	9,550,000
32,300,000	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, 1 mo. LIBOR + .13%, 0.47%, due 12/15/20	16,150,000
25,800,000	GE Capital Commercial Mortgage Corp., Series 05-C4, Class A2, 5.31%, due 11/10/45	23,926,920
16,950,000	GE Capital Commercial Mortgage Corp., Series 06-C1, Class A2, 5.52%, due 03/10/44	15,770,280
3,580,094	Greenwich Capital Commercial Funding Corp., Series 06-FL4A, Class A1, 144A, 1 mo. LIBOR + .09%, 0.50%, due 11/05/21	2,972,597
27,200,000	GS Mortgage Securities Corp., Series 06-GG6, Class A2, 5.51%, due 04/10/38	25,517,000
5,938,604	GS Mortgage Securities Corp., Series 07-EOP, Class A1, 144A, 1 mo. LIBOR + .09%, 0.50%, due 03/06/20	4,513,339
6,300,000	GS Mortgage Securities Corp., Series 07-EOP, Class A2, 144A, 1 mo. LIBOR + .13%, 0.54%, due 03/06/20	4,599,000
7,728,185	J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 06-FL1A, Class A1B, 144A, 1 mo. LIBOR + .12%, 0.46%, due 02/15/20	5,487,011
42,900,000	J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 06-LDP7, Class A2, 6.05%, due 04/15/45	38,717,250
3,525,454	Lehman Brothers Floating Rate Commercial, Series 06-LLFA, Class A1, 144A, 1 mo. LIBOR + .08%, 0.42%, due 09/15/21	2,996,636
27,000,000	Merrill Lynch Mortgage Trust, Series 06-C1, Class A2, 5.79%, due 05/12/39	24,837,300
10,300,000	Morgan Stanley Capital I, Series 06-IQ11, Class A2, 5.69%, due 10/15/42	10,008,613

	11,000,000	Morgan Stanley Capital I, Series 06-IQ11, Class A3, 5.91%, due 10/15/42	9,780,430
	4,557,070	Morgan Stanley Dean Witter Capital I, Series 03-TOP9, Class A1, 3.98%, due 11/13/36	4,552,969
	26,105,066	Wachovia Bank Commercial Mortgage Trust, Series 06-WL7A, Class A1, 144A, 1 mo. LIBOR + .09%, 0.43%, due 09/15/21	18,795,648
		Total CMBS	233,530,234

		CMBS Collateralized Debt Obligations — 1.0%
	4,400,000	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.46%, due 11/23/52	308,000
	10,971,990	Crest Exeter Street Solar, Series 04-1A, Class A1, 144A, 3 mo. LIBOR + .35%, 1.58%, due 06/28/19	5,815,155
	14,131,052	G-Force LLC, Series 05-RR2, Class A2, 144A, 5.16%, due 12/25/39	7,065,526
	23,978,461	Guggenheim Structured Real Estate Funding, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .32%, 0.63%, due 08/26/30	8,392,461
	27,100,000	Marathon Real Estate CDO, Series 06-1A, Class A1, 144A, 1 mo. LIBOR + .33%, 0.64%, due 05/25/46	11,390,469
		Total CMBS Collateralized Debt Obligations	32,971,611

		Collateralized Loan Obligations — 0.0%
	781,804	Archimedes Funding IV (Cayman) Ltd., Series 4A, Class A1, 144A, 3 mo. LIBOR + .48%, 1.14%, due 02/25/13	680,199

		Credit Cards — 22.6%
	16,500,000	Advanta Business Card Master Trust, Series 05-A2, Class A2, 1 mo. LIBOR + .13%, 0.45%, due 05/20/13	13,530,000
	23,900,000	Advanta Business Card Master Trust, Series 07-A4, Class A4, 1 mo. LIBOR + .03%, 0.35%, due 04/22/13	18,761,500
	50,600,000	American Express Credit Account Master Trust, Series 05-5, Class A, 1 mo. LIBOR + .04%, 0.38%, due 02/15/13	49,998,872
	20,700,000	American Express Credit Account Master Trust, Series 06-1, Class A, 1 mo. LIBOR + .03%, 0.37%, due 12/15/13	19,800,852
	10,300,000	American Express Issuance Trust, Series 07-1, Class A, 1 mo. LIBOR + .20%, 0.54%, due 09/15/11	10,200,914
	4,200,000	Bank of America Credit Card Trust, Series 06-A12, Class A12, 1 mo. LIBOR + .02%, 0.36%, due 03/15/14	4,051,740
	33,750,000	Cabela’s Master Credit Card Trust, Series 08-4A, Class A2, 144A, 1 mo. LIBOR + 3.00%, 3.34%, due 09/15/14	33,939,175
	17,875,000	Capital One Multi-Asset Execution Trust, Series 04-A7, Class A7, 3 mo. LIBOR + .15%, 1.03%, due 06/16/14	17,182,998
	24,800,000	Capital One Multi-Asset Execution Trust, Series 06-A14, Class A, 1 mo. LIBOR + .01%, 0.35%, due 08/15/13	23,961,760
	7,700,000	Capital One Multi-Asset Execution Trust, Series 07-A4, Class A4, 1 mo. LIBOR + .03%, 0.37%, due 03/16/15	6,843,606
	16,800,000	Capital One Multi-Asset Execution Trust, Series 07-A6, Class A6, 1 mo. LIBOR + .07%, 0.41%, due 05/15/13	16,623,096
	17,500,000	Capital One Multi-Asset Execution Trust, Series 08-A6, Class A6, 1 mo. LIBOR + 1.10%, 1.44%, due 03/17/14	16,887,500
	39,000,000	Charming Shoppes Master Trust, Series 07-1A, Class A1, 144A, 1 mo. LIBOR + 1.25%, 1.59%, due 09/15/17	34,698,690
	46,600,000	Chase Issuance Trust, Series 05-A6, Class A6, 1 mo. LIBOR + .07%, 0.41%, due 07/15/14	43,512,750
	22,900,000	Chase Issuance Trust, Series 06-A7, Class A, 1 mo. LIBOR + .01%, 0.35%, due 02/15/13	22,441,874
	4,000,000	Chase Issuance Trust, Series 07-A1, Class A1, 1 mo. LIBOR + .02%, 0.36%, due 03/15/13	3,936,040
	13,000,000	Chase Issuance Trust, Series 07-A11, Class A11, 1 mo. LIBOR, 0.34%, due 07/16/12	12,831,062
	11,200,000	Citibank Credit Card Issuance Trust, Series 01-A7, Class A7, 3 mo. LIBOR + .14%, 1.02%, due 08/15/13	10,892,000
EUR	33,200,000	Citibank Credit Card Issuance Trust, Series 04-A2, Class A, 3 mo. EUR LIBOR + .10%, 1.35%, due 05/24/13	43,562,081
	8,100,000	Citibank Credit Card Issuance Trust, Series 05-A3, Class A3, 1 mo. LIBOR + .07%, 0.38%, due 04/24/14	7,792,038

40,500,000	Citibank OMNI Master Trust, Series 07-A9A, Class A9, 144A, 1 mo. LIBOR + 1.10%, 1.41%, due 12/23/13	40,297,500
11,000,000	Discover Card Master Trust I, Series 05-4, Class A1, 1 mo. LIBOR + .06%, 0.40%, due 06/18/13	10,505,000
16,400,000	Discover Card Master Trust I, Series 05-4, Class A2, 1 mo. LIBOR + .09%, 0.43%, due 06/16/15	14,775,375
52,700,000	Discover Card Master Trust I, Series 06-2, Class A2, 1 mo. LIBOR + .03%, 0.37%, due 01/16/14	50,389,801
3,900,000	Discover Card Master Trust I, Series 07-1, Class A, 1 mo. LIBOR + .01%, 0.35%, due 08/15/12	3,841,500
10,600,000	Discover Card Master Trust I, Series 96-4, Class A, 1 mo. LIBOR + .38%, 0.72%, due 10/16/13	10,278,820
46,700,000	First National Master Note Trust, Series 07-2, Class A, 1 mo. LIBOR + .75%, 1.09%, due 11/15/12	45,758,703
19,800,000	GE Capital Credit Card Master Note Trust, Series 05-1, Class A, 1 mo. LIBOR + .04%, 0.38%, due 03/15/13	19,500,505
35,800,000	GE Capital Credit Card Master Note Trust, Series 07-3, Class A1, 1 mo. LIBOR + .01%, 0.35%, due 06/15/13	34,368,000
39,800,000	Household Credit Card Master Note Trust I, Series 07-1, Class A, 1 mo. LIBOR + .05%, 0.39%, due 04/15/13	38,829,875
17,500,000	Household Credit Card Master Note Trust I, Series 07-2, Class A, 1 mo. LIBOR + .55%, 0.89%, due 07/15/13	17,095,313
11,500,000	MBNA Credit Card Master Note Trust, Series 04-A8, Class A8, 1 mo. LIBOR + .15%, 0.49%, due 01/15/14	11,210,430
40,300,000	National City Credit Card Master Trust, Series 08-3, Class A, 1 mo. LIBOR + 1.80%, 2.14%, due 05/15/13	37,076,000
21,100,000	Pillar Funding Plc, Series 04-2, Class A, 144A, 3 mo. LIBOR + .14%, 1.46%, due 09/15/11	20,957,364
10,600,000	World Financial Network Credit Card Master Trust, Series 06-A, Class A, 144A, 1 mo. LIBOR + .13%, 0.47%, due 02/15/17	9,300,652
	Total Credit Cards	775,633,386

	Equipment Leases — 2.0%
17,678,344	CNH Equipment Trust, Series 07-B, Class A3B, 1 mo. LIBOR + .60%, 0.94%, due 10/17/11	17,667,029
14,600,000	CNH Equipment Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.95%, 2.29%, due 08/15/14	13,627,640
36,800,000	GE Equipment Midticket LLC, Series 07-1, Class A3B, 1 mo. LIBOR + .25%, 0.60%, due 06/14/11	35,604,000
	Total Equipment Leases	66,898,669

	Insurance Premiums — 0.8%
32,700,000	AICCO Premium Finance Master Trust, Series 07-AA, Class A, 144A, 1 mo. LIBOR + .05%, 0.39%, due 12/15/11	28,350,900

	Insured Auto Financing — 7.6%
8,500,000	Aesop Funding II LLC, Series 05-1A, Class A3, 144A, MBIA, 1 mo. LIBOR + .12%, 0.44%, due 04/20/11	7,607,415
8,448,906	AmeriCredit Automobile Receivables Trust, Series 05-BM, Class A4, MBIA, 1 mo. LIBOR + .08%, 0.49%, due 05/06/12	8,247,822
22,900,000	AmeriCredit Automobile Receivables Trust, Series 07-AX, Class A4, XL, 1 mo. LIBOR + .04%, 0.45%, due 10/06/13	20,195,510
17,000,000	AmeriCredit Automobile Receivables Trust, Series 07-BF, Class A4, FSA, 1 mo. LIBOR + .05%, 0.46%, due 12/06/13	13,855,000
8,067,241	AmeriCredit Automobile Receivables Trust, Series 07-CM, Class A3B, MBIA, 1 mo. LIBOR + .03%, 0.44%, due 05/07/12	7,822,070
13,300,000	AmeriCredit Automobile Receivables Trust, Series 07-DF, Class A4B, FSA, 1 mo. LIBOR + .80%, 1.21%, due 06/06/14	10,715,291
25,400,000	AmeriCredit Prime Automobile Receivable Trust, Series 07-2M, Class A4B, MBIA, 1 mo. LIBOR + .50%, 0.90%, due 03/08/16	17,414,718
23,696,532	Capital One Auto Finance Trust, Series 06-A, Class A4, AMBAC, 1 mo. LIBOR + .01%, 0.35%, due 12/15/12	22,037,775
23,900,000	Capital One Auto Finance Trust, Series 06-B, Class A4, MBIA, 1 mo. LIBOR + .02%, 0.36%, due 07/15/13	22,313,518
6,800,000	Capital One Auto Finance Trust, Series 07-A, Class A4, AMBAC, 1 mo. LIBOR + .02%, 0.36%, due 11/15/13	5,468,336
18,749,412	Capital One Auto Finance Trust, Series 07-C, Class A3B, FGIC, 1 mo. LIBOR + .51%, 0.85%, due 04/16/12	18,564,731

1,600,000	Hertz Vehicle Financing LLC, Series 05-2A, Class A3, 144A, AMBAC, 1 mo. LIBOR + .20%, 0.51%, due 02/25/11	1,469,024
7,800,000	Hertz Vehicle Financing LLC, Series 05-2A, Class A5, 144A, AMBAC, 1 mo. LIBOR + .25%, 0.56%, due 11/25/11	6,342,258
40,321,971	Santander Drive Auto Receivables Trust, Series 07-1, Class A4, FGIC, 1 mo. LIBOR + .05%, 0.39%, due 09/15/14	33,427,021
23,000,000	Santander Drive Auto Receivables Trust, Series 07-3, Class A4B, FGIC, 1 mo. LIBOR + .65%, 0.99%, due 10/15/14	18,709,580
51,300,000	Triad Auto Receivables Owner Trust, Series 07-B, Class A4B, FSA, 1 mo. LIBOR + 1.20%, 1.57%, due 07/14/14	44,165,196
4,315,957	UPFC Auto Receivables Trust, Series 06-B, Class A3, AMBAC, 5.01%, due 08/15/12	4,110,949
	Total Insured Auto Financing	262,466,214

	Insured Business Loans — 0.0%
3,015,350	CNL Commercial Mortgage Loan Trust, Series 03-2A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .44%, 0.75%, due 10/25/30	693,531

	Insured High Yield Collateralized Debt Obligations — 0.7%
19,482,692	Augusta Funding Ltd., Series 10A, Class F-1, 144A, CapMAC, 3mo. LIBOR +.25%, 1.47%, due 06/30/17(a)	16,231,031
4,414,401	GSC Partners CDO Fund Ltd., Series 2A, Class A, 144A, FSA, 6 mo. LIBOR + .52%, 1.76%, due 05/22/13	3,045,937
7,541,659	GSC Partners CDO Fund Ltd., Series 03-4A, Class A3, 144A, AMBAC, 3 mo. LIBOR + .46%, 1.57%, due 12/16/15	6,108,744
	Total Insured High Yield Collateralized Debt Obligations	25,385,712

	Insured Other — 2.3%
24,700,000	DB Master Finance LLC, Series 06-1, Class A2, 144A, AMBAC, 5.78%, due 06/20/31	18,980,789
45,300,000	Dominos Pizza Master Issuer LLC, Series 07-1, Class A2, 144A, MBIA, 5.26%, due 04/25/37	24,153,770
13,018,437	Henderson Receivables LLC, Series 06-3A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.54%, due 09/15/41	8,681,736
12,520,920	Henderson Receivables LLC, Series 06-4A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.54%, due 12/15/41	8,423,825
19,336,122	TIB Card Receivables Fund, 144A, FGIC, 3 mo. LIBOR + .25%, 1.42%, due 01/05/14	16,435,703
2,988,000	Toll Road Investment Part II, Series B, 144A, MBIA, Zero Coupon, due 02/15/30	494,723
26,300,000	Toll Road Investment Part II, Series C, 144A, MBIA, Zero Coupon, due 02/15/37	2,374,364
	Total Insured Other	79,544,910

	Insured Residential Asset-Backed Securities (United States) — 0.4%
3,111,726	Ameriquest Mortgage Securities, Inc., Series 04-R6, Class A1, XL, 1 mo. LIBOR + .21%, 0.52%, due 07/25/34	1,400,277
3,699,368	Citigroup Mortgage Loan Trust, Inc., Series 03-HE3, Class A, AMBAC, 1 mo. LIBOR + .38%, 0.69%, due 12/25/33	2,408,252
968,281	Quest Trust, Series 04-X1, Class A, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.64%, due 03/25/34	545,239
26,435,770	Residential Asset Mortgage Products, Inc., Series 05-RS9, Class AI3, FGIC, 1 mo. LIBOR + .22%, 0.53%, due 11/25/35	10,574,308
	Total Insured Residential Asset-Backed Securities (United States)	14,928,076

	Insured Residential Mortgage-Backed Securities (United States) — 0.5%
605,820	Chevy Chase Mortgage Funding Corp., Series 03-4A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .34%, 0.65%, due 10/25/34	302,910
1,157,295	Chevy Chase Mortgage Funding Corp., Series 04-1A, Class A2, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.64%, due 01/25/35	509,210
16,916,118	Countrywide Home Equity Loan Trust, Series 07-E, Class A, MBIA, 1 mo. LIBOR + .15%, 0.49%, due 06/15/37	4,728,055
8,100,000	GMAC Mortgage Corp. Loan Trust, Series 04-HE3, Class A3, FSA, 1 mo. LIBOR + .23%, 0.54%, due 10/25/34	7,965,416
579,752	GreenPoint Home Equity Loan Trust, Series 04-1, Class A, AMBAC, 1 mo. LIBOR + .23%, 0.77%, due 07/25/29	236,269

575,952	GreenPoint Home Equity Loan Trust, Series 04-4, Class A, AMBAC, 1 mo. LIBOR + .28%, 0.90%, due 08/15/30	228,683
1,335,910	Lehman ABS Corp., Series 04-2, Class A, AMBAC, 1 mo. LIBOR + .22%, 0.75%, due 06/25/34	333,977
283,045	Residential Funding Mortgage Securities II, Series 03-HS1, Class AII, FGIC, 1 mo. LIBOR + .29%, 0.60%, due 12/25/32	121,511
5,130,864	SBI Heloc Trust, Series 05-HE1, Class 1A, 144A, FSA, 1 mo. LIBOR + .19%, 0.50%, due 11/25/35	2,465,319
2,246,505	Wachovia Asset Securitization, Inc., Series 02-HE1, Class A, AMBAC, 1 mo. LIBOR + .37%, 0.68%, due 09/27/32	975,689
1,767,266	Wachovia Asset Securitization, Inc., Series 04-HE1, Class A, MBIA, 1 mo. LIBOR + .22%, 0.53%, due 06/25/34	646,507
	Total Insured Residential Mortgage-Backed Securities (United States)	18,513,546

	Insured Time Share — 0.5%
1,036,167	Cendant Timeshare Receivables Funding LLC, Series 04-1A, Class A2, 144A, MBIA, 1 mo. LIBOR + .18%, 0.50%, due 05/20/16	839,560
2,660,435	Cendant Timeshare Receivables Funding LLC, Series 05-1A, Class A2, 144A, FGIC, 1 mo. LIBOR + .18%, 0.50%, due 05/20/17	1,809,927
4,319,082	Sierra Receivables Funding Co., Series 06-1A, Class A2, 144A, MBIA, 1 mo. LIBOR + .15%, 0.47%, due 05/20/18	3,291,935
4,520,516	Sierra Receivables Funding Co., Series 07-1A, Class A2, 144A, FGIC, 1 mo. LIBOR + .15%, 0.47%, due 03/20/19	2,939,748
14,545,227	Sierra Receivables Funding Co., Series 07-2A, Class A2, 144A, MBIA, 1 mo. LIBOR + 1.00%, 1.32%, due 09/20/19	9,057,226
	Total Insured Time Share	17,938,396

	Insured Transportation — 0.1%
6,342,500	GE Seaco Finance SRL, Series 04-1A, Class A, 144A, AMBAC, 1 mo. LIBOR + .30%, 0.64%, due 04/17/19	3,932,350

	Investment Grade Corporate Collateralized Debt Obligations — 3.0%
15,500,000	Counts Trust, Series 04-2, 144A, 3 mo. LIBOR + .95%, 2.24%, due 09/20/09	15,503,100
6,900,000	Morgan Stanley ACES SPC, Series 04-12, Class A, 144A, 3 mo. LIBOR + .60%, 1.62%, due 08/05/09	6,472,200
5,000,000	Morgan Stanley ACES SPC, Series 04-12, Class I, 144A, 3 mo. LIBOR + .80%, 1.82%, due 08/05/09	4,592,500
4,000,000	Morgan Stanley ACES SPC, Series 04-15, Class I, 144A, 3 mo. LIBOR + .45%, 1.74%, due 12/20/09	3,630,000
6,000,000	Morgan Stanley ACES SPC, Series 04-15, Class II, 144A, 3 mo. LIBOR + .65%, 1.94%, due 12/20/09	5,088,000
2,000,000	Morgan Stanley ACES SPC, Series 04-15, Class III, 144A, 3 mo. LIBOR + .75%, 2.04%, due 12/20/09	1,551,000
12,000,000	Morgan Stanley ACES SPC, Series 05-10, Class A1, 144A, 3 mo. LIBOR + .52%, 1.81%, due 03/20/10	8,754,000
22,300,000	Morgan Stanley ACES SPC, Series 05-15, Class A, 144A, 3 mo. LIBOR + .40%, 1.69%, due 12/20/10	15,320,100
10,100,000	Morgan Stanley ACES SPC, Series 05-2A, Class A, 144A, 3 mo. LIBOR + .45%, 1.74%, due 03/20/10	8,100,200
34,200,000	Morgan Stanley ACES SPC, Series 06-13A, Class A, 144A, 3 mo. LIBOR + .29%, 1.58%, due 06/20/13	15,082,200
8,400,000	Prism Orso Trust, Series 04-MAPL, Class CERT, 144A, 3 mo. LIBOR + .70%, 1.99%, due 08/01/11	6,574,680
22,900,000	Salisbury International Investments Ltd., 3 mo. LIBOR + .42%, 1.71%, due 06/22/10	10,927,880
	Total Investment Grade Corporate Collateralized Debt Obligations	101,595,860

	Rate Reduction Bonds — 1.2%
14,157,276	Massachusetts RRB Special Purpose Trust, Series 05-1, Class A3, 4.13%, due 09/15/13	14,558,918
24,500,000	PG&E Energy Recovery Funding LLC, Series 05-1, Class A4, 4.37%, due 06/25/14	25,296,250
167,731	PG&E Energy Recovery Funding LLC, Series 05-2, Class A1, 4.85%, due 06/25/11	168,131

691,770	PSE&G Transition Funding LLC, Series 01-1, Class A4, 3 mo. LIBOR + .30%, 1.62%, due 06/15/11	691,549
	Total Rate Reduction Bonds	40,714,848

	Residential Asset-Backed Securities (United States) — 11.9%
977,554	Accredited Mortgage Loan Trust, Series 04-4, Class A1B, 1 mo. LIBOR + .39%, 0.70%, due 01/25/35	333,591
2,146,572	Accredited Mortgage Loan Trust, Series 07-1, Class A1, 1 mo. LIBOR + .05%, 0.36%, due 02/25/37	1,886,415
4,635,141	ACE Securities Corp., Series 05-ASP1, Class A2C, 1 mo. LIBOR + .27%, 0.58%, due 09/25/35	4,409,873
3,298,458	ACE Securities Corp., Series 06-ASL1, Class A, 1 mo. LIBOR + .14%, 0.45%, due 02/25/36	491,470
3,151,508	ACE Securities Corp., Series 06-ASP1, Class A2B, 1 mo. LIBOR + .15%, 0.46%, due 12/25/35	3,015,993
8,239,894	ACE Securities Corp., Series 06-ASP2, Class A2B, 1 mo. LIBOR + .14%, 0.45%, due 03/25/36	7,177,771
8,500,000	ACE Securities Corp., Series 06-ASP2, Class A2C, 1 mo. LIBOR + .18%, 0.49%, due 03/25/36	2,339,200
12,198,703	ACE Securities Corp., Series 06-ASP4, Class A2B, 1 mo. LIBOR + .10%, 0.41%, due 08/25/36	6,253,055
20,300,000	ACE Securities Corp., Series 06-ASP5, Class A2C, 1 mo. LIBOR + .18%, 0.49%, due 10/25/36	5,125,750
18,600,000	ACE Securities Corp., Series 06-CW1, Class A2B, 1 mo. LIBOR + .10%, 0.41%, due 07/25/36	12,540,120
5,900,000	ACE Securities Corp., Series 06-HE2, Class A2C, 1 mo. LIBOR + .16%, 0.47%, due 05/25/36	2,050,250
8,818,639	ACE Securities Corp., Series 06-HE3, Class A2B, 1 mo. LIBOR + .09%, 0.40%, due 06/25/36	5,904,961
11,100,000	ACE Securities Corp., Series 06-OP1, Class A2C, 1 mo. LIBOR + .15%, 0.46%, due 04/25/36	2,525,250
4,450,300	ACE Securities Corp., Series 06-SL1, Class A, 1 mo. LIBOR + .16%, 0.47%, due 09/25/35	517,125
8,815,251	ACE Securities Corp., Series 06-SL3, Class A1, 1 mo. LIBOR + .10%, 0.41%, due 06/25/36	312,060
10,246,842	ACE Securities Corp., Series 06-SL3, Class A2, 1 mo. LIBOR + .17%, 0.48%, due 06/25/36	204,937
12,991,248	ACE Securities Corp., Series 07-HE1, Class A2A, 1 mo. LIBOR + .09%, 0.40%, due 01/25/37	5,943,496
7,191,955	ACE Securities Corp., Series 07-WM1, Class A2A, 1 mo. LIBOR + .07%, 0.38%, due 11/25/36	3,472,276
12,503,059	Alliance Bancorp Trust, Series 07-S1, Class A1, 144A, 1 mo. LIBOR + .20%, 0.51%, due 05/25/37	1,420,348
3,448,275	Argent Securities, Inc., Series 04-W8, Class A5, 1 mo. LIBOR + .52%, 0.83%, due 05/25/34	1,380,388
58,867,000	Argent Securities, Inc., Series 06-M1, Class A2C, 1 mo. LIBOR + .15%, 0.46%, due 07/25/36	14,201,664
14,084,078	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.42%, due 09/25/36	8,168,765
14,697,967	Argent Securities, Inc., Series 06-W2, Class A2B, 1 mo. LIBOR + .19%, 0.50%, due 03/25/36	8,524,821
1,035,024	Argent Securities, Inc., Series 06-W4, Class A2B, 1 mo. LIBOR + .11%, 0.42%, due 05/25/36	848,719
9,600,000	Argent Securities, Inc., Series 06-W5, Class A2C, 1 mo. LIBOR + .15%, 0.46%, due 06/25/36	2,592,000
14,300,000	Asset Backed Funding Certificates, Series 06-OPT2, Class A3B, 1 mo. LIBOR + .11%, 0.42%, due 10/25/36	12,473,890
10,100,000	Asset Backed Funding Certificates, Series 06-OPT2, Class A3C, 1 mo. LIBOR + .15%, 0.46%, due 10/25/36	3,169,380
1,135,935	Asset Backed Funding Certificates, Series 06-OPT3, Class A3A, 1 mo. LIBOR + .06%, 0.37%, due 11/25/36	1,068,574
31,160,277	Asset Backed Funding Certificates, Series 07-NC1, Class A1, 144A, 1 mo. LIBOR + .22%, 0.53%, due 05/25/37	20,677,960
5,833,243	Bayview Financial Acquisition Trust, Series 04-B, Class A1, 144A, 1 mo. LIBOR + .50%, 1.32%, due 05/28/39	3,558,278
6,081,466	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, 1 mo. LIBOR + .65%, 1.62%, due 05/28/39	3,040,733
11,772,222	Bayview Financial Acquisition Trust, Series 05-A, Class A1, 144A, 1 mo. LIBOR + .50%, 1.32%, due 02/28/40	4,893,713
4,713,532	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A1, 1 mo. LIBOR + .11%, 0.42%, due 11/25/36	3,195,311
8,500,000	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A2, 1 mo. LIBOR + .20%, 0.51%, due 11/25/36	1,851,046
6,935,441	Bear Stearns Mortgage Funding Trust, Series 07-SL2, Class 1A, 1 mo. LIBOR + .16%, 0.47%, due 02/25/37	618,809
12,442,838	Carrington Mortgage Loan Trust, Series 06-NC1, Class A2, 1 mo. LIBOR + .16%, 0.47%, due 01/25/36	10,576,413
4,576,251	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A1, 1 mo. LIBOR + .12%, 0.43%, due 02/25/35	3,867,410
38,100,000	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A2, 1 mo. LIBOR + .20%, 0.51%, due 12/25/36	13,051,993
12,800,000	Centex Home Equity, Series 06-A, Class AV3, 1 mo. LIBOR + .16%, 0.47%, due 06/25/36	7,040,000
296,385	Chase Funding Mortgage Loan Trust, Series 03-3, Class 2A2, 1 mo. LIBOR + .27%, 0.85%, due 04/25/33	204,506

178,309	Citigroup Mortgage Loan Trust, Inc., Series 04-OPT1, Class A1B, 1 mo. LIBOR + .41%, 0.72%, due 10/25/34	57,950
12,100,000	Citigroup Mortgage Loan Trust, Inc., Series 06-HE3, Class A2C, 1 mo. LIBOR + .16%, 0.47%, due 12/25/36	3,115,750
36,200,000	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, 1 mo. LIBOR + .14%, 0.45%, due 02/25/37	16,912,640
8,803,333	Countrywide Asset-Backed Certificates, Series 06-BC5, Class 2A1, 1 mo. LIBOR + .08%, 0.39%, due 03/25/37	7,736,369
4,585,492	Credit-Based Asset Servicing & Securitization, Series 06-RP1, Class A1, 144A, 1 mo. LIBOR + .11%, 0.42%, due 04/25/36	3,980,780
429,511	Equity One ABS, Inc., Series 04-1, Class AV2, 1 mo. LIBOR + .30%, 0.61%, due 04/25/34	86,708
3,201,963	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF18, Class A2A, 1 mo. LIBOR + .07%, 0.38%, due 12/25/37	3,061,877
14,400,000	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF5, Class 2A3, 1 mo. LIBOR + .16%, 0.47%, due 04/25/36	5,616,000
4,811,581	Fremont Home Loan Trust, Series 06-A, Class 1A2, 1 mo. LIBOR + .20%, 0.50%, due 05/25/36	2,356,171
4,125,839	Fremont Home Loan Trust, Series 06-B, Class 2A2, 1 mo. LIBOR + .10%, 0.41%, due 08/25/36	3,203,972
19,925,000	Fremont Home Loan Trust, Series 06-B, Class 2A3, 1 mo. LIBOR + .16%, 0.47%, due 08/25/36	5,977,500
1,512,315	GE-WMC Mortgage Securities, Series 05-2, Class A2B, 1 mo. LIBOR + .17%, 0.48%, due 12/25/35	1,330,837
15,000,000	GE-WMC Mortgage Securities, Series 06-1, Class A2B, 1 mo. LIBOR + .15%, 0.46%, due 08/25/36	3,450,000
3,785,493	Household Home Equity Loan Trust, Series 05-2, Class A2, 1 mo. LIBOR + .31%, 0.63%, due 01/20/35	2,233,441
3,295,715	Household Home Equity Loan Trust, Series 05-3, Class A2, 1 mo. LIBOR + .29%, 0.61%, due 01/20/35	1,960,950
12,393,542	Household Home Equity Loan Trust, Series 06-1, Class A1, 1 mo. LIBOR + .16%, 0.48%, due 01/20/36	7,668,504
29,400,000	J.P. Morgan Mortgage Acquisition Corp., Series 06-WMC4, Class A3, 1 mo. LIBOR + .12%, 0.43%, due 12/25/36	9,359,816
4,744,137	Master Asset-Backed Securities Trust, Series 05-FRE1, Class A4, 1 mo. LIBOR + .25%, 0.56%, due 10/25/35	3,522,522
8,255,059	Master Asset-Backed Securities Trust, Series 06-AM3, Class A2, 1 mo. LIBOR + .13%, 0.44%, due 10/25/36	7,243,814
20,910,000	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.46%, due 03/25/36	7,841,250
11,300,000	Master Asset-Backed Securities Trust, Series 06-HE2, Class A3, 1 mo. LIBOR + .15%, 0.46%, due 06/25/36	2,881,500
23,290,000	Master Asset-Backed Securities Trust, Series 06-HE3, Class A3, 1 mo. LIBOR + .15%, 0.46%, due 08/25/36	5,997,175
14,400,000	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, 1 mo. LIBOR + .16%, 0.47%, due 10/25/36	3,672,000
6,441,697	Master Asset-Backed Securities Trust, Series 06-WMC1, Class A2, 1 mo. LIBOR + .11%, 0.42%, due 02/25/36	6,022,987
6,720,338	Master Second Lien Trust, Series 06-1, Class A, 1 mo. LIBOR + .16%, 0.47%, due 03/25/36	436,822
12,022,445	Merrill Lynch Mortgage Investors, Series 07-HE2, Class A2A, 1 mo. LIBOR + .12%, 0.43%, due 02/25/37	6,246,862
3,621,968	Morgan Stanley Capital, Inc., Series 04-SD1, Class A, 1 mo. LIBOR + .40%, 0.71%, due 08/25/34	2,263,730
32,500,000	Morgan Stanley Capital, Inc., Series 07-HE4, Class A2C, 1 mo. LIBOR + .23%, 0.54%, due 02/25/37	7,881,250
23,400,000	Morgan Stanley Home Equity Loans, Series 06-3, Class A3, 1 mo. LIBOR + .16%, 0.47%, due 04/25/36	9,360,000
9,882,565	Morgan Stanley Home Equity Loans, Series 07-2, Class A1, 1 mo. LIBOR + .10%, 0.41%, due 04/25/37	6,818,970
9,500,000	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, 1 mo. LIBOR + .15%, 0.46%, due 11/25/36	2,327,500
4,673,234	Nomura Home Equity Loan, Inc., Series 06-FM1, Class 2A2, 1 mo. LIBOR + .16%, 0.47%, due 11/25/35	4,252,643
9,093,095	People’s Choice Home Loan Securities Trust, Series 05-4, Class 1A2, 1 mo. LIBOR + .26%, 0.57%, due 12/25/35	6,780,909
12,081,532	RAAC Series Trust, Series 06-SP1, Class A2, 1 mo. LIBOR + .19%, 0.50%, due 09/25/45	8,589,969

1,759,377	Residential Asset Mortgage Products, Inc., Series 05-RS4, Class A3, 1 mo. LIBOR + .23%, 0.54%, due 04/25/35	1,612,029
3,697,954	Residential Asset Mortgage Products, Inc., Series 05-RS8, Class A2, 1 mo. LIBOR + .29%, 0.60%, due 10/25/33	2,776,676
2,208,013	Residential Asset Mortgage Products, Inc., Series 06-RZ4, Class A1, 1 mo. LIBOR + .09%, 0.40%, due 10/25/36	2,144,533
8,126,395	Residential Asset Securities Corp., Series 05-KS12, Class A2, 1 mo. LIBOR + .25%, 0.56%, due 01/25/36	6,826,172
7,698,386	Residential Asset Securities Corp., Series 07-KS3, Class AI1, 1 mo. LIBOR + .11%, 0.42%, due 04/25/37	6,557,890
236,691	Saxon Asset Securities Trust, Series 04-1, Class A, 1 mo. LIBOR + .27%, 0.85%, due 03/25/35	78,922
5,403,516	Securitized Asset Backed Receivables LLC, Series 06-NC1, Class A2, 1 mo. LIBOR + .16%, 0.47%, due 03/25/36	4,214,742
3,362,373	Security National Mortgage Loan Trust, Series 06-2A, Class A1, 144A, 1 mo. LIBOR + .29%, 0.60%, due 10/25/36	3,026,136
2,467,919	SG Mortgage Securities Trust, Series 05-OPT1, Class A2, 1 mo. LIBOR + .26%, 0.57%, due 10/25/35	1,577,775
3,344,829	Soundview Home Equity Loan Trust, Series 07-NS1, Class A1, 1 mo. LIBOR + .12%, 0.43%, due 01/25/37	2,708,266
17,100,000	Specialty Underwriting & Residential Finance, Series 06-BC3, Class A2C, 1 mo. LIBOR + .15%, 0.46%, due 06/25/37	4,487,040
10,421,732	Structured Asset Investment Loan Trust, Series 06-1, Class A3, 1 mo. LIBOR + .20%, 0.51%, due 01/25/36	3,960,258
6,793,155	Structured Asset Securities Corp., Series 05-S6, Class A2, 1 mo. LIBOR + .29%, 0.60%, due 11/25/35	1,018,973
18,155,028	Yale Mortgage Loan Trust, Series 07-1, Class A, 144A, 1 mo. LIBOR + .40%, 0.71%, due 06/25/37	6,007,499
	Total Residential Asset-Backed Securities (United States)	408,174,393

	Residential Mortgage-Backed Securities (Australian) — 3.8%
4,539,760	Australian Mortgage Securities II, Series G3, Class A1A, 3 mo. LIBOR + .21%, 1.35%, due 01/10/35	3,858,796
4,482,216	Crusade Global Trust, Series 04-2, Class A1, 3 mo. LIBOR + .13%, 0.96%, due 11/19/37	3,771,552
9,477,664	Crusade Global Trust, Series 06-1, Class A1, 144A, 3 mo. LIBOR + .06%, 1.17%, due 07/20/38	8,286,359
15,367,584	Crusade Global Trust, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 1.17%, due 04/19/38	12,793,621
2,911,585	Interstar Millennium Trust, Series 03-3G, Class A2, 3 mo. LIBOR + .25%, 1.73%, due 09/27/35	2,317,738
28,466,665	Interstar Millennium Trust, Series 04-2G, Class A, 3 mo. LIBOR + .20%, 1.72%, due 03/14/36	23,032,094
1,739,842	Interstar Millennium Trust, Series 05-1G, Class A, 3 mo. LIBOR + .12%, 1.41%, due 12/08/36	1,360,800
2,657,467	Interstar Millennium Trust, Series 06-2GA, Class A2, 144A, 3 mo. LIBOR + .08%, 0.74%, due 05/27/38	2,003,438
2,038,614	Medallion Trust, Series 05-1G, Class A1, 3 mo. LIBOR + .08%, 1.04%, due 05/10/36	1,798,651
10,224,737	Medallion Trust, Series 06-1G, Class A1, 3 mo. LIBOR + .05%, 1.37%, due 06/14/37	8,551,295
6,732,530	Medallion Trust, Series 07-1G, Class A1, 3 mo. LIBOR + .04%, 0.70%, due 02/27/39	6,126,602
14,597,143	National RMBS Trust, Series 06-3, Class A1, 144A, 3 mo. LIBOR + .07%, 1.18%, due 10/20/37	12,582,445
16,018,040	Puma Finance Ltd., Series G5, Class A1, 144A, 3 mo. LIBOR + .07%, 0.82%, due 02/21/38	12,166,823
19,535,136	Superannuation Members Home Loans Global Fund, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 1.39%, due 06/12/40	15,982,672
1,618,853	Superannuation Members Home Loans Global Fund, Series 4A, Class A, 3 mo. LIBOR + .22%, 1.59%, due 10/09/29	1,382,454
988,621	Superannuation Members Home Loans Global Fund, Series 6, Class A, 3 mo. LIBOR + .16%, 1.12%, due 11/09/35	827,762
1,981,871	Superannuation Members Home Loans Global Fund, Series 7, Class A1, 3 mo. LIBOR + .14%, 1.42%, due 03/09/36	1,741,293
1,593,628	Superannuation Members Home Loans Global Fund, Series 8, Class A1, 3 mo. LIBOR + .07%, 1.21%, due 01/12/37	1,317,643
13,216,764	Westpac Securitization Trust, Series 07-1G, Class A2A, 3 mo. LIBOR + .05%, 0.80%, due 05/21/38	11,163,936
	Total Residential Mortgage-Backed Securities (Australian)	131,065,974

	Residential Mortgage-Backed Securities (European) — 6.2%
13,300,000	Aire Valley Mortgages, Series 06-1A, Class 1A, 144A, 3 mo. LIBOR + .11%, 1.40%, due 09/20/66	6,650,000

15,900,000	Aire Valley Mortgages, Series 07-1A, Class 1A2, 144A, 3 mo. LIBOR + .09%, 1.38%, due 03/20/30	7,950,000
13,400,000	Arkle Master Issuer Plc, Series 06-1A, Class 3A, 144A, 3 mo. LIBOR + .05%, 0.90%, due 08/17/11	13,263,454
12,300,000	Arkle Master Issuer Plc, Series 06-1A, Class 4A1, 144A, 3 mo. LIBOR + .09%, 0.94%, due 02/17/52	10,895,340
30,800,000	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 1.24%, due 01/13/39	26,407,920
3,159,687	Gracechurch Mortgage Funding Plc, Series 1A, Class A2B, 144A, 3 mo. LIBOR + .07%, 1.21%, due 10/11/41	2,911,588
6,318,942	Granite Master Issuer Plc, Series 06-2, Class A4, 1 mo. LIBOR + .04%, 0.36%, due 12/20/54	3,996,731
3,674,234	Granite Mortgages Plc, Series 04-3, Class 2A1, 3 mo. LIBOR + .14%, 1.43%, due 09/20/44	2,323,953
38,600,000	Holmes Financing Plc, Series 10A, Class 4A1, 144A, 3 mo. LIBOR + .08%, 1.21%, due 07/15/40	36,705,512
10,000,000	Holmes Master Issuer Plc, Series 07-2A, Class 3A1, 3 mo. LIBOR + .08%, 1.21%, due 07/15/21	9,431,250
19,604,349	Kildare Securities Ltd., Series 07-1A, Class A2, 144A, 3 mo. LIBOR + .06%, 1.35%, due 12/10/43	14,525,254
859,520	Leek Finance Plc, Series 14A, Class A2B, 144A, 3 mo. LIBOR + .18%, 1.41%, due 09/21/36	773,568
3,271,584	Leek Finance Plc, Series 15A, Class AB, 144A, 3 mo. LIBOR + .14%, 1.37%, due 03/21/37	2,617,267
4,019,400	Leek Finance Plc, Series 17A, Class A2B, 144A, 3 mo. LIBOR + .14%, 1.37%, due 12/21/37	2,572,416
11,421,449	Paragon Mortgages Plc, Series 12A, Class A2C, 144A, 3 mo. LIBOR + .11%, 0.99%, due 11/15/38	5,151,073
6,641,511	Paragon Mortgages Plc, Series 14A, Class A2C, 144A, 3 mo. LIBOR + .10%, 1.42%, due 09/15/39	3,156,644
6,543,175	Paragon Mortgages Plc, Series 7A, Class A1A, 144A, 3 mo. LIBOR + .21%, 1.09%, due 05/15/34	3,770,504
36,000,000	Pendeford Master Issuer Plc, Series 07-1A, Class 3A, 144A, 3 mo. LIBOR + .10%, 1.04%, due 02/12/16	34,317,900
26,600,000	Permanent Master Issuer Plc, Series 06-1, Class 5A, 3 mo. LIBOR + .11%, 1.24%, due 07/15/33	22,078,000
6,400,000	Permanent Master Issuer Plc, Series 07-1, Class 4A, 3 mo. LIBOR + .08%, 1.21%, due 10/15/33	5,134,208
	Total Residential Mortgage-Backed Securities (European)	214,632,582

	Residential Mortgage-Backed Securities (United States) — 0.1%
701,876	Chevy Chase Mortgage Funding Corp., Series 04-3A, Class A2, 144A, 1 mo. LIBOR + .30%, 0.61%, due 08/25/35	308,825
1,525,081	GreenPoint Mortgage Funding Trust, Series 05-HE4, Class 2A3C, 1 mo. LIBOR + .25%, 0.56%, due 07/25/30	1,212,440
3,600,139	Mellon Residential Funding Corp., Series 04-TBC1, Class A, 144A, 1 mo. LIBOR + .25%, 0.56%, due 02/26/34	2,111,706
	Total Residential Mortgage-Backed Securities (United States)	3,632,971

	Student Loans — 4.9%
10,800,000	College Loan Corp. Trust, Series 06-1, Class A2, 3 mo. LIBOR + .02%, 1.11%, due 04/25/22	10,429,452
5,304,000	College Loan Corp. Trust, Series 07-1, Class A1, 3 mo. LIBOR + .01%, 1.10%, due 01/25/23	5,215,688
20,300,000	College Loan Corp. Trust, Series 07-2, Class A1, 3 mo. LIBOR + .25%, 1.34%, due 01/25/24	19,082,000
4,645,411	Goal Capital Funding Trust, Series 06-1, Class A1, 3 mo. LIBOR, 0.66%, due 08/25/20	4,537,591
4,382,194	Goal Capital Funding Trust, Series 07-1, Class A1, 3 mo. LIBOR + .02%, 1.24%, due 06/25/21	4,345,384
1,595,029	Keycorp Student Loan Trust, Series 05-A, Class 2A1, 3 mo. LIBOR + .05%, 1.28%, due 09/27/21	1,573,209
3,192,940	Montana Higher Education Student Assistance Corp., Series 05-1, Class A, 3 mo. LIBOR + .04%, 1.33%, due 06/20/15	3,159,573
9,851,437	National Collegiate Student Loan Trust, Series 06-1, Class A2, 1 mo. LIBOR + .14%, 0.45%, due 08/25/23	8,866,294
8,240,278	National Collegiate Student Loan Trust, Series 06-A, Class A1, 144A, 1 mo. LIBOR + .08%, 0.39%, due 08/26/19	7,931,268
9,600,000	Nelnet Student Loan Trust, Series 05-2, Class A4, 3 mo. LIBOR + .08%, 1.31%, due 12/23/19	9,125,280
3,903,405	SLC Student Loan Trust, Series 06-A, Class A2, 3 mo. LIBOR + .03%, 1.16%, due 10/15/15	3,887,401
16,266,185	SLM Student Loan Trust, Series 05-1, Class A2, 3 mo. LIBOR + .08%, 1.17%, due 04/27/20	15,507,579
24,600,000	SLM Student Loan Trust, Series 05-3, Class A4, 3 mo. LIBOR + .07%, 1.16%, due 04/27/20	23,247,000
25,300,000	SLM Student Loan Trust, Series 07-2, Class A2, 3 mo. LIBOR, 1.09%, due 07/25/17	24,288,000
5,500,000	SLM Student Loan Trust, Series 07-6, Class A2, 3 mo. LIBOR + .25%, 1.34%, due 01/25/19	5,156,030
12,440,865	SLM Student Loan Trust, Series 07-A, Class A1, 3 mo. LIBOR + .03%, 1.35%, due 09/15/22	10,528,082
10,800,000	SLM Student Loan Trust, Series 08-6, Class A3, 1 mo. LIBOR + .75%, 1.84%, due 01/25/19	10,175,625
	Total Student Loans	167,055,456

	Time Share — 0.1%
4,873,449	Sierra Receivables Funding Co., Series 08-1A, Class A2, 144A, 1 mo. LIBOR + 4.00%, 4.32%, due 02/20/20	4,313,002
	Total Asset-Backed Securities	3,352,241,005

	U.S. Government — 0.6%
22,246,499	U.S. Treasury Inflation Indexed Bond, 0.88%, due 04/15/10(b)(c)	22,225,631

	U.S. Government Agency — 1.3%
10,875,000	Agency for International Development Floater (Support of India), 3 mo. LIBOR + .10%, 1.13%, due 02/01/27(a)	9,237,968
13,125,000	Agency for International Development Floater (Support of Morocco), 6 mo. LIBOR + .15%, 1.35%, due 10/29/26(a)	11,809,359
15,800,000	Agency for International Development Floater (Support of Morocco), 6 mo. LIBOR - .02%, 1.19%, due 02/01/25(a)	14,188,704
633,416	Agency for International Development Floater (Support of Peru), Series A, 6 mo. U.S. Treasury Bill + .35%, 0.69%, due 05/01/14(a)	600,332
10,222,500	Agency for International Development Floater (Support of Tunisia), 6 mo. LIBOR, 1.20%, due 07/01/23(a)	9,289,826
	Total U.S. Government Agency	45,126,189
	TOTAL DEBT OBLIGATIONS (COST $4,498,170,305)	3,419,592,825

Shares	Description	Value ($)

	SHORT-TERM INVESTMENTS — 0.9%

	Money Market Funds — 0.9%
17,504,917	State Street Institutional Liquid Reserves Fund-Institutional Class	17,504,917
12,984,023	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	12,984,023
	TOTAL SHORT-TERM INVESTMENTS (COST $30,488,940)	30,488,940

	TOTAL INVESTMENTS — 100.3% (Cost $4,528,659,245)	3,450,081,765

	Other Assets and Liabilities (net) — (0.3%)	(10,557,458)

	TOTAL NET ASSETS — 100.0%	$3,439,524,307

As of May 31, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$4,527,265,310	$2,286,404	$(1,079,469,949)	$(1,077,183,545)

A summary of outstanding financial instruments at May 31, 2009 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Sales†
6/30/09	EUR	20,000,000	$28,268,199	$(1,488,199)

† Fund sells foreign currency; buys USD.

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)^	Annual Premium	Implied Credit Spread (1)	Deliverable on Default	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Market Value
60,000,000	USD	9/20/2010	Morgan Stanley	Receive	0.40%	7.05%	Eagle Creek CDO	60,000,000	USD	$(5,087,197)
31,000,000	USD	3/20/2013	Morgan Stanley	Receive	0.25%	6.61%	MS Synthetic 2006-1	31,000,000	USD	(6,626,403)
										$(11,713,600)
				Premiums to (Pay) Receive						$—

^	Receive - Fund receives premium and sells credit protection.
(Pay) - Fund pays premium and buys credit protection.
(1)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of May 31, 2009, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the credit derivative.  The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement.  Wider (i.e. higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(2)	The maximum potential amount the Fund could be required to make as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

As of May 31, 2009, for the swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

CapMAC - Insured as to the payment of principal and interest by Capital Markets Assurance Corporation.

CDO - Collateralized Debt Obligation

CMBS - Collateralized Mortgage Backed Security

EUR LIBOR - London Interbank Offered Rate denominated in Euros.

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FSA - Insured as to the payment of principal and interest by Financial Security Assurance.

LIBOR - London Interbank Offered Rate

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.

RMBS - Residential Mortgage Backed Security

XL - Insured as to the payment of principal and interest by XL Capital Assurance.

The rates shown on variable rate notes are the current interest rates at May 31, 2009, which are subject to change based on the terms of the security.

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.
(b)	All or a portion of this security has been pledged to cover collateral requirements on open swap contracts.
(c)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price, or broker bid (if the private market is more relevant in determining market value than the exchange).  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost.  Shares of investment funds are generally valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different than the value realized upon its sale.  For information about the pricing of some specific positions (e.g. swaps) see descriptions below.

Typically the Fund values debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager.  The Manager evaluates pricing sources on an ongoing basis, and may change a pricing source at any time.  The Manager normally does not evaluate the prices supplied by pricing sources on a day-to-day basis.  The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable.  The prices provided by a pricing source may differ from the value that would be realized if the securities were sold, and the differences could be material. In addition, although alternative prices are available for other securities held by the Fund, those alternative sources would not necessarily confirm the security price used by the Fund. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund.  As of May 31, 2009, the total value of securities held directly for which no alternative pricing source was available represented 19.34% of the net assets of the Fund.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund utilized the following fair value techniques on Level 3 investments: The Fund valued certain debt securities using indicative bids received from primary pricing sources.  The Fund also valued certain credit default swaps using industry standard models and inputs from pricing vendors.

The following is a summary of the categorization of investments by inputs used as of May 31, 2009 in valuing the Fund’s investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	52,714,571	—
Level 3 – Significant Unobservable Inputs	3,397,367,194	—
Total	$3,450,081,765	$—

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	—	(1,488,199)
Level 3 – Significant Unobservable Inputs	—	(11,713,600)
Total	$—	$(13,201,799)

*Other financial instruments include forward currency contracts and swap agreements.

The aggregate absolute values of the Fund’s direct investments in securities and other financial instruments using Level 3 inputs were 98.77% and 0.34% of total net assets, respectively.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments**
Balance as of February 28, 2009	$3,575,822,516	$(29,733,104)
Accrued discounts/premiums	1,034,760	—
Realized gain (loss)	(7,163,453)	—
Change in unrealized appreciation/depreciation	214,881,260	18,019,504
Net purchases (sales)	(387,207,889)	—
Net transfers in and/or out of Level 3	—	—
Balance as of May 31, 2009	$3,397,367,194	$(11,713,600)

**Other financial instruments include swap agreements.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amounts of the change in relative values of the two currencies).  The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.  Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses.  Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  These contracts involve market risk in excess of the unrealized gain or loss.  They expose the Fund to the risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts.

Futures contracts

The Fund may purchase and sell futures contracts.  A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price during a specified future time period.  Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is settled on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid market for the contract, the imposition of price limits or the failure of counterparty to perform under the contract terms.  Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded.

Options

The Fund may purchase put and call options.  A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium for a purchased option.  That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option.  Premiums paid for options that expire are treated as realized losses.  Premiums paid for options that are exercised or closed are deducted from the proceeds of the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

The Fund may write (i.e., sell) call and put options.   Writing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options that expire are treated as realized gains.  Premiums received from writing options that are exercised or closed are deducted from the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the option.  In the event that the Fund writes call or put options without an offsetting exposure (e.g. call options on a security that the Fund does not own), it bears the risk of substantial losses if the price of the underlying asset increases (calls) or decreases (puts) during the term of the option.  Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written.  The Fund values options traded over-the-counter using inputs provided by primary pricing sources and industry models.

Indexed securities

The Fund may invest in indexed securities.  Indexed securities are securities whose values and/or coupons are linked to the prices of a specific instrument, group of instruments or financial statistic.

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, swaps on securities and securities indicies, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps.  A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument.  Some swap contracts are net settled. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral and will typically post or receive additional collateral as market values change.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest payments, one party will receive a payment from or make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities.  Buying credit default protection reduces the buyer’s exposure (or increases negative exposure) in the event of an issuer’s default (e.g., it is intended to reduce risk where a party owns a security issued by or otherwise has exposure to the issuer).  Selling credit default protection subjects the seller to exposure to an issuer’s default or other credit events.  A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event (e.g., issuer default or similar event).  If no credit event occurs, the seller has no payment obligations.    For credit default swap agreements on asset-backed securities, a credit event may be triggered by various events, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss.  Payments received or made on swap agreements are recorded as realized gain or loss.  Gains or losses are realized upon termination of the swap agreements, or reset dates as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement.  Such risks include the possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that the collateral the other party posts may be insufficient or not timely received by the Fund.  Specifically, the amount shown as owed to the Fund under a swap agreement is not reduced if there is uncertainty about the counterparty’s willingness or ability to pay. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements.  Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at a later date at a fixed price.  Also, if the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of the securities and the payment it received for them.  This loss would be greater to the extent the buyer paid less than the value of the securities the Fund sold to it (e.g., a buyer may pay $95 for a bond with a market value of $100).  The Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities.

Investment risks

The Fund is subject to risks involved in investing in foreign securities that are not presented by investments in U.S. securities. These risks may involve adverse political and economic developments, including expropriation and the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. Also, fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s foreign currency holdings and investments denominated in foreign currency.  The risks described above apply to an even greater extent to investments in emerging countries. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

The Fund invests in asset-backed securities, which may be backed in whole or in part by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables, which bring additional types of market risk.  Asset-backed securities also may be collateralized by the fees earned by service providers. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations”). Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any.  Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default in payment of the obligations and the defaulted obligations exceed the credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors.  Many asset-backed securities are now rated below investment grade.

With the deterioration of worldwide economic and liquidity conditions that became acute in 2008, the markets for asset-backed securities became fractured and uncertainty about the creditworthiness of those securities (and underlying collateral) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities generally.  These events reduced liquidity for securitized credits and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not continue or that they will not deteriorate further. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages), have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities. There can be no assurance that in the future the market for asset-backed securities will become more liquid.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays.  In addition, asset-backed securities representing diverse sectors (e.g., auto loans, student loans, sub-prime mortgages, and credit-card receivables) have become more highly correlated since the deterioration of worldwide economic and liquidity conditions referred to above.

The Fund uses its cash balance to meet its derivative collateral obligations and for other purposes. There is no assurance that the Fund’s cash balance will be sufficient to meet its collateral obligations arising under its derivatives.  If it is not, the Fund would be required to liquidate other positions.  To manage the Fund’s cash collateral needs in the current extraordinary market conditions, the Manager reserves the right to reduce or eliminate the Fund’s derivative exposures, including those that are intended to cause the Fund to track its benchmark more closely. A reduction in those exposures may tend to cause the performance of the Fund to track its benchmark less closely and make the Fund’s performance more dependent on the performance of the asset-backed securities it holds.

To address in part the cash management issues described above, the Fund may effect nearly all significant redemptions of its shares in-kind. If redeeming shareholders from the Fund choose to sell assets received in-kind immediately and current adverse market conditions continue, they may experience difficulty selling the assets at favorable prices.  The Fund may establish de minimis amounts below which redemptions may be honored for cash. Amounts available for cash redemptions could be increased and/or redemption fees could be reduced if conditions in the bond market improve. These amounts can and will change without prior notice.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) with select counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Master Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse impact on the Fund’s operations.  Due to declines in the net assets of the Fund prior to May 31, 2009, one or more counterparties are  entitled to terminate early but none has taken such action.

Disclosures about Derivative Instruments and Hedging Activities–Effective March 1, 2009, the Fund adopted FASB Statement of Financial Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). This standard is an amendment to FASB Statement No. 133 (“FASB 133”), “Accounting for Derivative Instruments” which expands the disclosure requirements of FASB 133 regarding an entity’s derivative instruments and hedging activities.

The table below summarizes the fair values of derivatives held by the Fund at May 31, 2009 by risk category:

Derivatives not accounted for as hedging	Asset Derivatives (Unrealized Appreciation)	Liability Derivatives (Unrealized Depreciation)
instruments under Statement 133^^	Fair Value	Fair Value
Interest rate contracts*	$—	$—
Foreign exchange contracts	—	(1,488,199)
Credit contracts	—	(11,713,600)
Equity contracts	—	—
Other contracts	—	—
Total	$	$(13,201,799)

*                 Includes cumulative appreciation/depreciation of futures contracts.

^^            As the Fund values its derivatives at fair value and recognizes changes in fair value through the statement of operations, it does not qualify for hedge accounting under FASB 133. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of SFAS 161 disclosure.

The amounts above correspond with amounts in the Schedule of Investments for “Forward Currency Contracts” and “Swap Agreements”.

Currency Abbreviations:

EUR - Euro

USD - United States Dollar

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov.

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2009 (Unaudited)

Shares	Description	Value ($)

	MUTUAL FUNDS — 99.1%

	Affiliated Issuers — 99.1%
1,741,786	GMO Short-Duration Collateral Fund	27,973,079
	TOTAL MUTUAL FUNDS (COST $36,257,424)	27,973,079

	SHORT-TERM INVESTMENTS — 5.4%

	Money Market Funds — 5.4%
1,175,635	State Street Institutional Liquid Reserves Fund-Institutional Class	1,175,635
344,454	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	344,454
	TOTAL SHORT-TERM INVESTMENTS (COST $1,520,089)	1,520,089

	TOTAL INVESTMENTS — 104.5% (Cost $37,777,513)	29,493,168

	Other Assets and Liabilities (net) — (4.5%)	(1,268,056)

	TOTAL NET ASSETS — 100.0%	$28,225,112

As of May 31, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$38,374,969	$—	$(8,881,801)	$(8,881,801)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2009 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Short-Duration Collateral Fund	$26,767,495	$2,845,000	$—	$3,493,109	$—	$27,973,079
Totals	$26,767,495	$2,845,000	$—	$3,493,109	$—	$27,973,079

 A significant portion of the dividend is expected to be a return of capital for tax purposes.  Please note that in January 2010, Form 1099-DIV is anticipated to be sent to applicable shareholders that will state the actual tax characterization of all distributions paid in 2009.

Notes to Schedule of Investments:

Portfolio valuation

The Fund invests substantially all of its assets in GMO Short-Duration Collateral Fund (an arrangement often referred to as a “master-feeder” structure) (“SDCF”) and, to a limited extent, in cash and cash equivalents.

Shares of SDCF are generally valued at their net asset value.

Investments held by SDCF are valued as follows.  Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price, or broker bid (if the private market is more relevant in determining market value than the exchange).  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost.  Shares of investment funds are generally valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different than the value realized upon its sale.

Typically SDCF values debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager.  The Manager evaluates pricing sources on an ongoing basis, and may change a pricing source at any time.  The Manager normally does not evaluate the prices supplied by pricing sources on a day-to-day basis.  The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. The prices provided by a pricing source may differ from the value that would be realized if the securities were sold, and the differences could be material. In addition, although alternative prices are available for other securities held by the Fund, those alternative sources would not necessarily confirm the security price used by the Fund. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund. As of May 31, 2009, the total value of securities held indirectly for which no alternative pricing source was available represented 19.16% of the net assets of the Fund.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the categorization of investments by inputs used as of May 31, 2009 in valuing the Fund’s investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	29,493,168	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$29,493,168	$—

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$—

Underlying funds are classified above as either level 1 or level 2.  For the underlying fund’s summary of valuation inputs (including level 3 inputs, if any) please refer to SDCF’s portfolio valuation note.  The aggregate absolute value of the Fund’s indirect investments in securities and other financial instruments using level 3 inputs were 97.89% and 0.34% of total net assets, respectively.

The Fund held no investments or other financial instruments at either February 28, 2009 or May 31, 2009, whose fair value was determined using Level 3 inputs.

Investment risks

The Fund is indirectly exposed to all of the risks associated with an investment in SDCF, including the risk that SDCF will not perform as expected.  SDCF may invest in foreign securities and asset-backed securities. The Fund is subject to risks involved in investing in foreign securities that are not presented by investments in U.S. securities. These risks may involve adverse political and economic developments, including expropriation and the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. Also, fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s foreign currency holdings and investments denominated in foreign currency.  The risks described above apply to an even greater extent to investments in emerging countries. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets. Additionally, the investment risks associated with an investment in the underlying funds may be greater to the extent that the underlying funds engage in derivative transactions.

The Fund invests (through SDCF) in asset-backed securities, which may be backed in whole or in part by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables, which bring additional types of market risk.  Asset-backed securities also may be collateralized by the fees earned by service providers. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations”). Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any.  Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default in payment of the obligations and the defaulted obligations exceed the credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors.  Many asset-backed securities are now rated below investment grade.

With the deterioration of worldwide economic and liquidity conditions that became acute in 2008, the markets for asset-backed securities became fractured and uncertainty about the creditworthiness of those securities (and underlying collateral) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities generally. These events reduced liquidity for securitized credits and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not continue or that they will not deteriorate further. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages), have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities. There can be no assurance that in the future the market for asset-backed securities will become more liquid.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays.  In addition, asset-backed securities representing diverse sectors (e.g., auto loans, student loans, sub-prime mortgages, and credit-card receivables) have become more highly correlated since the deterioration of worldwide economic and liquidity conditions referred to above.

Disclosures about Derivative Instruments and Hedging Activities–Effective March 1, 2009, the Fund adopted FASB Statement of Financial Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). This standard is an amendment to FASB Statement No. 133 (“FASB 133”), which expands the disclosure requirements of FASB 133 regarding an entity’s derivative instruments and hedging activities.

The Fund adopted SFAS 161 on March 1, 2009.  As of May 31, 2009, the Fund held no derivative contracts for the purposes of SFAS 161.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2009 (Unaudited)

Par Value ($)	Description	Value ($)

	DEBT OBLIGATIONS — 19.5%

	U.S. Government Agency — 19.5%
81,667	Agency for International Development Floater (Support of Botswana), 6 mo. U.S. Treasury Bill + .40%, 0.71%, due 10/01/12(a)	78,769
526,725	Agency for International Development Floater (Support of C.A.B.E.I), 6 mo. U.S. Treasury Bill + .40%, 0.71%, due 10/01/12(a)	507,982
420,792	Agency for International Development Floater (Support of Honduras), 3 mo. U.S. Treasury Bill x 117%, 0.26%, due 10/01/11(a)	406,730
29,952	Agency for International Development Floater (Support of Peru), Series B, 6 mo. U.S. Treasury Bill +.35%, 0.66%, due 05/01/14(a)	28,387
237,763	Small Business Administration Pool #502320, Prime - 2.19%, 1.06%, due 08/25/18	235,231
	Total U.S. Government Agency	1,257,099
	TOTAL DEBT OBLIGATIONS (COST $1,296,641)	1,257,099

Shares	Description	Value ($)

	MUTUAL FUNDS — 79.3%

	Affiliated Issuers — 79.3%
231,576	GMO Short-Duration Collateral Fund	3,719,112
9,192	GMO Special Purpose Holding Fund(a)(b)	6,710
55,019	GMO U.S. Treasury Fund	1,376,579
	TOTAL MUTUAL FUNDS (COST $6,806,735)	5,102,401

	SHORT-TERM INVESTMENTS — 1.3%

	Money Market Funds — 1.3%
85,642	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	85,642
	TOTAL SHORT-TERM INVESTMENTS (COST $85,642)	85,642

	TOTAL INVESTMENTS — 100.1% (Cost $8,189,018)	6,445,142

	Other Assets and Liabilities (net) — (0.1%)	(6,671)

	TOTAL NET ASSETS — 100.0%	$6,438,471

As of May 31, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$8,805,586	$27,731	$(2,388,175)	$(2,360,444)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2009 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income		Distributions of Realized Gains	Value, end of period
GMO Short-Duration Collateral Fund	$3,959,951	$—	$—	$498,724	·	$—	$3,719,112
GMO Special Purpose Holding Fund	6,710	—	—	—		—	6,710
GMO U.S. Treasury Fund	—	1,375,759	—	759		—	1,376,579
Totals	$3,966,661	$1,375,759	$—	$499,483		$—	$5,102,401

· A significant portion of the dividend is expected to be a return of capital for tax purposes.  Please note that in January 2010, Form 1099-DIV is anticipated to be sent to applicable shareholders that will state the actual tax characterization of all distributions paid in 2009.

Notes to Schedule of Investments:

C.A.B.E.I. - Central American Bank of Economic Integration

The rates shown on variable rate notes are the current interest rates at May 31, 2009, which are subject to change based on the terms of the security.

(a)       Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(b)      Underlying investment represents interests in defaulted securities.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price, or broker bid (if the private market is more relevant in determining market value than the exchange).  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost.  Shares of investment funds are generally valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different than the value realized upon its sale. For information about the pricing of some specific positions (e.g. swaps) see descriptions below.

Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager.  The Manager evaluates pricing sources on an ongoing basis, and may change a pricing source at any time.  The Manager normally does not evaluate the prices supplied by pricing sources on a day-to-day basis.  The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable.  The prices provided by a pricing source may differ from the value that would be realized if the securities were sold, and the differences could be material. In addition, although alternative prices are available for other securities held by the Fund, those alternative sources would not necessarily confirm the security price used by the Fund. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund.  As of May 31, 2009, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 11.17% of the net assets of the Fund.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund utilized the following fair value techniques on Level 3 investments: The Fund valued debt securities using a specified spread above the LIBOR rate.  The Fund also considered certain bankrupt securities to be worthless.

The following is a summary of the categorization of investments by inputs used as of May 31, 2009 in valuing the Fund’s investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$1,376,579	$—
Level 2 – Other Significant Observable Inputs	4,039,985	—
Level 3 – Significant Unobservable Inputs	1,028,578	—
Total	$6,445,142	$—

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$—

Underlying funds are classified above as level 1 or level 2 (except for GMO Special Purpose Holding Fund, which is a level 3). For the underlying funds’ summary of valuation inputs (including level 3 inputs, if any) please refer to the respective fund’s portfolio valuation note.

The aggregate absolute values of the Fund’s direct and indirect investments in securities and other financial instruments using level 3 inputs were 73.03% and 0.20% of total net assets, respectively.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of February 28, 2009	$1,195,846	$—
Accrued discounts/premiums	15	—
Realized gain (loss)	40	—
Realized gain distributions received	—	—
Realized gain distributions paid	—	—
Change in unrealized appreciation/depreciation	5,432	—
Net purchases (sales)	(172,755)	—
Net transfers in and/or out of Level 3	—	—
Balance as of May 31, 2009	$1,028,578	$—

Indexed securities

The Fund may invest in indexed securities.  Indexed securities are securities whose values and/or coupons are linked to the prices of a specific instrument, group of instruments or financial statistic.

Investment risks

The Fund is subject to risks involved in investing in foreign securities that are not presented by investments in U.S. securities. These risks may involve adverse political and economic developments, including expropriation and the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. Also, fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s foreign currency holdings and investments denominated in foreign currency.  The risks described above apply to an even greater extent to investments in emerging countries. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.  Additionally, the investment risks associated with an investment in the underlying funds may be greater to the extent that the underlying funds engage in derivative transactions.

The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed in whole or in part by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables, which bring additional types of market risk.  Asset-backed securities also may be collateralized by the fees earned by service providers. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations”). Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any.  Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default in payment of the obligations and the defaulted obligations exceed the credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors.  Many asset-backed securities are now rated below investment grade.

With the deterioration of worldwide economic and liquidity conditions that became acute in 2008, the markets for asset-backed securities became fractured and uncertainty about the creditworthiness of those securities (and underlying collateral) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities generally.  These events reduced liquidity for securitized credits and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not continue or that they will not deteriorate further. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages), have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities. There can be no assurance that in the future the market for asset-backed securities will become more liquid.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays.  In addition, asset-backed securities representing diverse sectors (e.g., auto loans, student loans, sub-prime mortgages, and credit-card receivables) have become more highly correlated since the deterioration of worldwide economic and liquidity conditions referred to above.

The Fund uses its cash balance to meet its derivative collateral obligations and for other purposes. There is no assurance that the Fund’s cash balance will be sufficient to meet its collateral obligations arising under its derivatives.  If it is not, the Fund would be required to liquidate other positions. That may include redeeming shares of GMO Short Duration Collateral Fund (“SDCF”), in which case the Fund would receive redemption proceeds in-kind from SDCF and would then be required to dispose of those assets (mostly asset-backed securities) in the current adverse market conditions.  To manage the Fund’s cash collateral needs in the current extraordinary market conditions, the Manager reserves the right to reduce or eliminate the Fund’s derivative exposures, including those that are intended to cause the Fund to track its benchmark more closely. A reduction in those exposures may tend to cause the performance of the Fund to track its benchmark less closely and make the Fund’s performance more dependent on the performance of the asset-backed securities it holds directly or indirectly.

To address in part the cash management issues described above, the Fund may effect nearly all significant redemptions of its shares in-kind. If redeeming shareholders from the Fund choose to sell assets received in-kind immediately and current adverse market conditions continue, they may experience difficulty selling the assets at favorable prices.  The Fund may establish de minimis amounts below which redemptions may be honored for cash. Amounts available for cash redemptions could be increased and/or redemption fees could be reduced if conditions in the bond market improve. These amounts can and will change without prior notice.

Disclosures about Derivative Instruments and Hedging Activities–Effective March 1, 2009, the Fund adopted FASB Statement of Financial Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). This standard is an amendment to FASB Statement No. 133 (“FASB 133”), which expands the disclosure requirements of FASB 133 regarding an entity’s derivative instruments and hedging activities.

The Fund adopted SFAS 161 on March 1, 2009.  As of May 31, 2009, the Fund held no derivative contracts for the purposes of SFAS 161.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments

(showing percentage of total net assets)

May 31, 2009 (Unaudited)

Shares	Description	Value ($)

	DEBT OBLIGATIONS — 0.0% (a)

	Asset-Backed Securities — 0.0%

	Health Care Receivables — 0.0%
	Interest related to the Bankruptcy Estate of NPF VI Inc. Series 02-1 Class A (b) (c)	—
	Interest related to the Bankruptcy Estate of NPF XII Inc. Series 00-3 Class A (b) (c)	—
	Interest related to the Bankruptcy Estate of NPF XII Inc. Series 02-1 Class A (b) (c)	—
		—
	Total Asset-Backed Securities	—
	TOTAL DEBT OBLIGATIONS (COST $0)	—

	SHORT-TERM INVESTMENTS — 9.8%

	Money Market Funds — 9.8%
19,936	State Street Institutional Liquid Reserves Fund-Institutional Class	19,936
19,936	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	19,936
	TOTAL SHORT-TERM INVESTMENTS (COST $39,872)	39,872

	TOTAL INVESTMENTS — 9.8% (Cost $39,872)	39,872

	Other Assets and Liabilities (net) — 90.2%	366,989

	TOTAL NET ASSETS — 100.0%	$406,861

As of May 31, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$39,872	$—	$—	$—

Notes to Consolidated Schedule of Investments:

(a)           Owned by GMO SPV I, LLC. GMO SPV I, LLC is a 74.9% held subsidiary of GMO Special Purpose Holding Fund.

(b)           Security in default.

(c)           Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price, or broker bid (if the private market is more relevant in determining market value than the exchange).  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost.  Shares of investment funds are generally valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different than the value realized upon its sale.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the categorization of investments by inputs used as of May 31, 2009 in valuing the Fund’s investments:

Asset Valuation Inputs		Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices		$—	$—
Level 2 – Other Significant Observable Inputs		39,872	—
Level 3 – Significant Unobservable Inputs*		—	—
	Total	$39,872	$—

Liability Valuation Inputs		Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices		$—	$—
Level 2 – Other Significant Observable Inputs		—	—
Level 3 – Significant Unobservable Inputs		—	—
	Total	$—	$—

* Represents the interest in securities that are in default and have no value at February 28, 2009 or May 31, 2009.

The Fund held no investments or other financial instruments at either February 28, 2009 or May 31, 2009, whose fair value was determined using Level 3 inputs.

Disclosures about Derivative Instruments and Hedging Activities–Effective March 1, 2009, the Fund adopted FASB Statement of Financial Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). This standard is an amendment to FASB Statement No. 133 (“FASB 133”), which expands the disclosure requirements of FASB 133 regarding an entity’s derivative instruments and hedging activities.

The Fund adopted SFAS 161 on March 1, 2009.  As of May 31, 2009, the Fund held no derivative contracts for the purposes of SFAS 161.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov.

GMO Special Situations Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2009 (Unaudited)

Par Value ($)		Description	Value ($)

		DEBT OBLIGATIONS — 18.3%

		Foreign Government Obligations — 11.3%
JPY	780,425,000	Japanese Government CPI Linked Bond, 0.80%, due 12/10/15(a)	7,040,043
JPY	787,474,000	Japanese Government CPI Linked Bond, 0.80%, due 03/10/16(a)	7,062,306
JPY	783,993,000	Japanese Government CPI Linked Bond, 1.00%, due 06/10/16(a)	7,043,430
JPY	1,526,080,000	Japanese Government CPI Linked Bond, 1.10%, due 09/10/16(a)	13,846,517
		Total Foreign Government Obligations	34,992,296

		U.S. Government — 7.0%
21,892,845		U.S. Treasury Inflation Indexed Bond, 0.88%, due 04/15/10(a)	21,872,310
		TOTAL DEBT OBLIGATIONS (COST $56,786,228)	56,864,606

Shares		Description	Value ($)

		SHORT-TERM INVESTMENTS — 80.9%

		Money Market Funds — 2.3%
7,303,973		State Street Institutional Treasury Money Market Fund-Institutional Class	7,303,973

		Other Short-Term Investments — 78.6%
10,320,816		State Street Eurodollar Time Deposit, 0.01%, due 06/01/09	10,320,816
234,000,000		U.S. Treasury Bill, 0.17%, due 09/24/09(b)	233,872,938
		Total Other Short-Term Investments	244,193,754
		TOTAL SHORT-TERM INVESTMENTS (COST $250,838,614)	251,497,727

		TOTAL INVESTMENTS — 99.2% (Cost $307,624,842)	308,362,333

		Other Assets and Liabilities (net) — 0.8%	2,453,443

		TOTAL NET ASSETS — 100.0%	$310,815,776

As of May 31, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$307,624,842	$950,891	$(213,400)	$737,491

A summary of outstanding financial instruments at May 31, 2009 is as follows:

Swap Agreements

Forward Starting Dividend Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Market Value
1,862,500	EUR	12/19/2014	Barclays	25,000 EUR for every 1 dividend index point decrease in the actual dividends from the Fixed Strike	25,000 EUR for every 1 dividend index point increase in the actual dividends from the Fixed Strike	$56,866
3,787,500	EUR	12/19/2014	Barclays	50,000 EUR for every 1 dividend index point decrease in the actual dividends from the Fixed Strike	50,000 EUR for every 1 dividend index point increase in the actual dividends from the Fixed Strike	38,909
						$95,775
			Premiums to (Pay) Receive			$—

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)#	Fixed Rate	Variable Rate	Market Value
100,000,000	USD	11/15/2022	JP Morgan Chase Bank	(Pay)	0.00%	3 month LIBOR	$4,780,789
100,000,000	USD	11/15/2023	JP Morgan Chase Bank	(Pay)	0.00%	3 month LIBOR	5,857,510
							$10,638,299
			Premiums to (Pay) Receive(c)				$1,148,653

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Market Value
100,000,000	USD	8/12/2009	JP Morgan Chase Bank	1.00%	Return on Treasury Coupon STRIP	$(4,089,238)
100,000,000	USD	8/19/2009	JP Morgan Chase Bank	1.00%	Return on Treasury Principal STRIP	(3,284,183)
						$(7,373,421)
			Premiums to (Pay) Receive			$—

As of May 31, 2009, for the swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

CPI - Consumer Price Index

LIBOR - London Interbank Offered Rate

(a)                 Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

(b)                Rate shown represents yield-to-maturity.

(c)                 Includes accretion since inception for zero coupon interest rate swaps.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price, or broker bid (if the private market is more relevant in determining market value than the exchange).  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost.  Shares of investment funds are generally valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different than the value realized upon its sale.  For information about the pricing of some specific positions (e.g. swaps) see descriptions below.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the categorization of investments by inputs used as of May 31, 2009 in valuing the Fund’s investments:

Asset Valuation Inputs		Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices		$244,193,754	$—
Level 2 – Other Significant Observable Inputs		64,168,579	10,734,074
Level 3 – Significant Unobservable Inputs		—	—
	Total	$308,362,333	$10,734,074

*Other financial instruments include swap agreements.

Liability Valuation Inputs		Investments in Securities	Other Financial Instruments**
Level 1 – Quoted Prices		$—	$—
Level 2 – Other Significant Observable Inputs		—	(7,373,421)
Level 3 – Significant Unobservable Inputs		—	—
	Total	$—	$(7,373,421)

**Other financial instruments include swap agreements.

The Fund held no investments or other financial instruments at either February 28, 2009 or May 31, 2009, whose fair value was determined using Level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amounts of the change in relative values of the two currencies).  The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.  Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses.  Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  These contracts involve market risk in excess of the unrealized gain or loss.  They expose the Fund to the risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts.

Futures contracts

The Fund may purchase and sell futures contracts.  A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price during a specified future time period.  Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is settled on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid market for the contract, the imposition of price limits or the failure of counterparty to perform under the contract terms.  Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded.

Options

The Fund may purchase put and call options.  A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium for a purchased option.  That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option.  Premiums paid for options that expire are treated as realized losses.  Premiums paid for options that are exercised or closed are deducted from the proceeds of the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

The Fund may write (i.e., sell) call and put options.   Writing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options that expire are treated as realized gains.  Premiums received from writing options that are exercised or closed are deducted from the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the option.  In the event that the Fund writes call or put options without an offsetting exposure (e.g. call options on a security that the Fund does not own), it bears the risk of substantial losses if the price of the underlying asset increases (calls) or decreases (puts) during the term of the option.  Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

For the period ended May 31, 2009, the Fund’s investment activity in options contracts written by the Fund was as follows:

	Puts		Calls
	Principal Amount		Principal Amount
	of Contracts	Premiums	of Contracts	Premiums

Outstanding, beginning of period	$(39,000)	(4,152,460)	$—	$—
Options written	—	—	—	—
Options exercised	—	—	—	—
Options expired	—	—	—	—
Options sold	39,000	4,152,460	—	—
Outstanding, end of period	$—	—	$—	$—

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written.  The Fund values options traded over-the-counter using inputs provided by primary pricing sources and industry models.

Indexed securities

The Fund may invest in indexed securities.  Indexed securities are securities whose values and/or coupons are linked to the prices of a specific instrument, group of instruments or financial statistic.

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, swaps on securities and securities indicies, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps.  A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument.  Some swap contracts are net settled. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral and will typically post or receive additional collateral as market values change.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest payments, one party will receive a payment from or make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities.  Buying credit default protection reduces the buyer’s exposure (or increases negative exposure) in the event of an issuer’s default (e.g., it is intended to reduce risk where a party owns a security issued by or otherwise has exposure to the issuer).  Selling credit default protection subjects the seller to exposure to an issuer’s default or other credit events.  A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event (e.g., issuer default or similar event).  If no credit event occurs, the seller has no payment obligations.    For credit default swap agreements on asset-backed securities, a credit event may be triggered by various events, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss.  Payments received or made on swap agreements are recorded as realized gain or loss.  Gains or losses are realized upon termination of the swap agreements, or reset dates as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement.  Such risks include the possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that the collateral the other party posts may be insufficient or not timely received by the Fund.  Specifically, the amount shown as owed to the Fund under a swap agreement is not reduced if there is uncertainty about the counterparty’s willingness or ability to pay. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements.  Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at a later date at a fixed price.  Also, if the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of the securities and the payment it received for them.  This loss would be greater to the extent the buyer paid less than the value of the securities the Fund sold to it (e.g., a buyer may pay $95 for a bond with a market value of $100).  The Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities.

Investment risks

The Fund is subject to risks involved in investing in foreign securities that are not presented by investments in U.S. securities. These risks may involve adverse political and economic developments, including expropriation and the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) with select counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Master Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse impact on the Fund’s operations.  Due to declines in the net assets of the Fund prior to May 31, 2009, one or more counterparties are  entitled to terminate early but none has taken such action.

Disclosures about Derivative Instruments and Hedging Activities–Effective March 1, 2009, the Fund adopted FASB Statement of Financial Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). This standard is an amendment to FASB Statement No. 133 (“FASB 133”), “Accounting for Derivative Instruments” which expands the disclosure requirements of FASB 133 regarding an entity’s derivative instruments and hedging activities.

The table below summarizes the fair values of derivatives held by the Fund at May 31, 2009 by risk category:

Derivatives not accounted for as hedging instruments under Statement 133^^	Asset Derivatives (Unrealized Appreciation) Fair Value	Liability Derivatives (Unrealized Depreciation) Fair Value
Interest rate contracts	$10,638,299	$(7,373,421)
Foreign exchange contracts	—	—
Credit contracts	—	—
Equity contracts	—	—
Other contracts*	95,775	—
Total	$10,734,074	$(7,373,421)

* Includes market value of forward starting dividend swaps.

^^ As the Fund values its derivatives at fair value and recognizes changes in fair value through the statement of operations, it does not qualify for hedge accounting under FASB 133. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of SFAS 161 disclosure.

The amounts above correspond with amounts in the Schedule of Investments for “Swap Agreements”.

Currency Abbreviations:

EUR - Euro

JPY - Japanese Yen

USD - United States Dollar

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov.

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2009 (Unaudited)

Par Value ($)	Description	Value ($)

	DEBT OBLIGATIONS — 5.9%

	United States — 5.9%

	U.S. Government — 5.9%
79,993,088	U.S. Treasury Inflation Indexed Bond, 0.88% , due 04/15/10(a)(b)	79,918,054
50,000,000	U.S. Treasury Note, 1.13% , due 01/15/12	49,882,800
	Total United States	129,800,854
	TOTAL DEBT OBLIGATIONS (COST $132,298,631)	129,800,854

Shares	Description	Value ($)

	MUTUAL FUNDS — 94.0%

	United States — 94.0%

	Affiliated Issuers — 94.0%
7,397,456	GMO Emerging Country Debt Fund, Class IV	50,894,497
96,859,391	GMO Short-Duration Collateral Fund	1,555,561,813
1,052,342	GMO U.S. Treasury Fund	26,329,603
23,773,633	GMO World Opportunity Overlay Fund	439,336,744
	Total United States	2,072,122,657
	TOTAL MUTUAL FUNDS (COST $2,826,794,551)	2,072,122,657

	SHORT-TERM INVESTMENTS — 3.4%

	Money Market Funds — 3.4%
59,265,791	State Street Institutional Liquid Reserves Fund-Institutional Class	59,265,791
16,724,847	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	16,724,847
	TOTAL SHORT-TERM INVESTMENTS (COST $75,990,638)	75,990,638

	TOTAL INVESTMENTS — 103.3% (Cost $3,035,083,820)	2,277,914,149

	Other Assets and Liabilities (net) — (3.3%)	(73,485,399)

	TOTAL NET ASSETS — 100.0%	$2,204,428,750

As of May 31, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$2,997,948,163	$18,696	$(720,052,710)	$(720,034,014)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2009 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income		Distributions of Realized Gains	Value, end of period
GMO Emerging Country Debt Fund, Class IV	$43,275,117	$—	$—	$—		$—	$50,894,497
GMO Short-Duration Collateral Fund	1,656,295,579	—	—	208,597,209	·	—	1,555,561,813
GMO U.S. Treasury Fund	—	375,677,573	349,400,000	77,573		—	26,329,603
GMO World Opportunity Overlay Fund	436,246,172	—	—	—	*	—	439,336,744
Totals	$2,135,816,868	$375,677,573	$349,400,000	$208,674,782		$—	$2,072,122,657

· A significant portion of the dividend is expected to be a return of capital for tax purposes. Please note that in January 2010, Form 1099-DIV is anticipated to be sent to applicable shareholders that will state the actual tax characterization of all distributions paid in 2009.

* The Fund received return of capital distributions in the amount of $26,511,820.

A summary of outstanding financial instruments at May 31, 2009 is as follows:

Swap Agreements

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Market Value
200,000,000	USD	7/14/2009	Barclays Bank Plc	1.02%	Barclays U.S. TIPS 10 Yr+ Index Total Return(a)	$1,587,259
270,000,000	USD	7/15/2009	Barclays Bank Plc	1.02%	Barclays U.S. TIPS 10 Yr+ Index Total Return(a)	609,717
						$2,196,976
			Premiums to (Pay) Receive			$—

As of May 31, 2009, for the swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

TIPS - Treasury Inflation Protected Securities

(a)   Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

(b)   All or a portion of this security has been pledged to cover collateral requirements on open swap contracts.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price, or broker bid (if the private market is more relevant in determining market value than the exchange). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost. Shares of investment funds are generally valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different than the value realized upon its sale. For information about the pricing of some specific positions (e.g. swaps) see descriptions below.

Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. The Manager evaluates pricing sources on an ongoing basis, and may change a pricing source at any time. The Manager normally does not evaluate the prices supplied by pricing sources on a day-to-day basis. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. The prices provided by a pricing source may differ from the value that would be realized if the securities were sold, and the differences could be material. In addition, although alternative prices are available for other securities held by the Fund, those alternative sources would not necessarily confirm the security price used by the Fund. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund. As of May 31, 2009, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 17.96% of the net assets of the Fund.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the categorization of investments by inputs used as of May 31, 2009 in valuing the Fund’s investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$127,106,900	$—
Level 2 – Other Significant Observable Inputs	2,150,807,249	2,196,976
Level 3 – Significant Unobservable Inputs	—	—
Total	$2,277,914,149	$2,196,976

*Other financial instruments include swap agreements.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$—

Underlying funds are classified above as either level 1 or level 2. For the underlying funds’ summary of valuation inputs (including level 3 inputs, if any) please refer to the respective fund’s portfolio valuation note. The aggregate absolute value of the Fund’s indirect investments in securities and other financial instruments using level 3 inputs were 86.36% and 0.25% of total net assets, respectively.

The Fund held no investments or other financial instruments at either February 28, 2009 or May 31, 2009, whose fair value was determined using Level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amounts of the change in relative values of the two currencies).  The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.  Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses.  Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  These contracts involve market risk in excess of the unrealized gain or loss.  They expose the Fund to the risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts.

Futures contracts

The Fund may purchase and sell futures contracts.  A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price during a specified future time period.  Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is settled on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid market for the contract, the imposition of price limits or the failure of counterparty to perform under the contract terms.  Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded.

Options

The Fund may purchase put and call options.  A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium for a purchased option.  That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option.  Premiums paid for options that expire are treated as realized losses.  Premiums paid for options that are exercised or closed are deducted from the proceeds of the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

The Fund may write (i.e., sell) call and put options.  Writing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options that expire are treated as realized gains.  Premiums received from writing options that are exercised or closed are deducted from the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the option.  In the event that the Fund writes call or put options without an offsetting exposure (e.g. call options on a security that the Fund does not own), it bears the risk of substantial losses if the price of the underlying asset increases (calls) or decreases (puts) during the term of the option.  Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

For the period ended May 31, 2009, the Fund’s investment activity in written options contracts was as follows:

	Puts		Calls
	Principal Amount		Principal Amount
	of Contracts	Premiums	of Contracts	Premiums
Outstanding, beginning of period	$—	$—	$(3,000,000)	$(3,462,750)
Options written	—	—	(1,000,000)	(1,451,125)
Options exercised	—	—	—	—
Options expired	—	—	3,000,000	3,462,750
Options sold	—	—	1,000,000	1,451,125
Outstanding, end of period	$—	$—	$—	$—

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written.  The Fund values options traded over-the-counter using inputs provided by primary pricing sources and industry models.

Loan agreements

The Fund may invest in loans to corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.  A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement.  When investing in a loan participation, (i) the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation in the loan agreement and only upon receipt by the lender of payments from the borrower and (ii) the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that has sold the participation in the loan agreement.  When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan.

Indexed securities

The Fund may invest in indexed securities.  Indexed securities are securities whose values and/or coupons are linked to the prices of a specific instrument, group of instruments or financial statistic.

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps.  A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument.  Some swap contracts are net settled. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral and will typically post or receive additional collateral as market values change.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest payments, one party will receive a payment from or make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities.  Buying credit default protection reduces the buyer’s exposure (or increases negative exposure) in the event of an issuer’s default (e.g., it is intended to reduce risk where a party owns a security issued by or otherwise has exposure to the issuer).  Selling credit default protection subjects the seller to exposure to an issuer’s default or other credit events.  A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event (e.g., issuer default or similar event).  If no credit event occurs, the seller has no payment obligations.  For credit default swap agreements on asset-backed securities, a credit event may be triggered by various events, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss.  Payments received or made on swap agreements are recorded as realized gain or loss.  Gains or losses are realized upon termination of the swap agreements, or reset dates as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement.  Such risks include the possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that the collateral the other party posts may be insufficient or not timely received by the Fund.  Specifically, the amount shown as owed to the Fund under a swap agreement is not reduced if there is uncertainty about the counterparty’s willingness or ability to pay. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements.  Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at a later date at a fixed price.  Also, if the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of the securities and the payment it received for them.  This loss would be greater to the extent the buyer paid less than the value of the securities the Fund sold to it (e.g., a buyer may pay $95 for a bond with a market value of $100).  The Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities.

Investment risks

The Fund is subject to risks involved in investing in foreign securities that are not presented by investments in U.S. securities. These risks may involve adverse political and economic developments, including expropriation and the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. Also, fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s foreign currency holdings and investments denominated in foreign currency.  The risks described above apply to an even greater extent to investments in emerging countries. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.  Additionally, the investment risks associated with an investment in the underlying funds may be greater to the extent that the underlying funds engage in derivative transactions.

The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed in whole or in part by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables, which bring additional types of market risk.  Asset-backed securities also may be collateralized by the fees earned by service providers. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations”). Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any.  Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default in payment of the obligations and the defaulted obligations exceed the credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors.  Many asset-backed securities are now rated below investment grade.

With the deterioration of worldwide economic and liquidity conditions that became acute in 2008, the markets for asset-backed securities became fractured and uncertainty about the creditworthiness of those securities (and underlying collateral) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities generally.  These events reduced liquidity for securitized credits and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not continue or that they will not deteriorate further. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages), have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities. There can be no assurance that in the future the market for asset-backed securities will become more liquid.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays.  In addition, asset-backed securities representing diverse sectors (e.g., auto loans, student loans, sub-prime mortgages, and credit-card receivables) have become more highly correlated since the deterioration of worldwide economic and liquidity conditions referred to above.

The Fund uses its cash balance to meet its derivative collateral obligations and for other purposes. There is no assurance that the Fund’s cash balance will be sufficient to meet its collateral obligations arising under its derivatives.  If it is not, the Fund would be required to liquidate other positions. That may include redeeming shares of GMO Short Duration Collateral Fund (“SDCF”) and/or GMO World Opportunity Overlay Fund (“WOOF”), in which case the Fund would receive redemption proceeds in-kind from SDCF and/or WOOF and would then be required to dispose of those assets (mostly asset-backed securities) in the current adverse market conditions.  To manage the Fund’s cash collateral needs in the current extraordinary market conditions, the Manager reserves the right to reduce or eliminate the Fund’s derivative exposures, including those that are intended to cause the Fund to track its benchmark more closely. A reduction in those exposures may tend to cause the performance of the Fund to track its benchmark less closely and make the Fund’s performance more dependent on the performance of the asset-backed securities it holds directly or indirectly.

To address in part the cash management issues described above, the Fund may effect nearly all significant redemptions of its shares in-kind. If redeeming shareholders from the Fund choose to sell assets received in-kind immediately and current adverse market conditions continue, they may experience difficulty selling the assets at favorable prices.  The Fund may establish de minimis amounts below which redemptions may be honored for cash. Amounts available for cash redemptions could be increased and/or redemption fees could be reduced if conditions in the bond market improve. These amounts can and will change without prior notice.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) with select counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Master Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse impact on the Fund’s operations.  Due to declines in the net assets of the Fund prior to May 31, 2009, one or more counterparties are entitled to terminate early but none has taken such action.

Disclosures about Derivative Instruments and Hedging Activities–Effective March 1, 2009, the Fund adopted FASB Statement of Financial Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). This standard is an amendment to FASB Statement No. 133 (“FASB 133”), “Accounting for Derivative Instruments” which expands the disclosure requirements of FASB 133 regarding an entity’s derivative instruments and hedging activities.

The table below summarizes the fair values of derivatives held by the Fund at May 31, 2009 by risk category:

Derivatives not accounted for as hedging	Asset Derivatives (Unrealized Appreciation)	Liability Derivatives (Unrealized Depreciation)
instruments under Statement 133^^	Fair Value	Fair Value
Interest rate contracts	$2,196,976	$—
Foreign exchange contracts	—	—
Credit contracts	—	—
Equity contracts	—	—
Other contracts	—	—
Total	$2,196,976	$—

^^ As the Fund values its derivatives at fair value and recognizes changes in fair value through the statement of operations, it does not qualify for hedge accounting under FASB 133. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of SFAS 161 disclosure.

The amounts above correspond with amounts in the Schedule of Investments for “Swap Agreements.”

On March 19, 2009, the Trustees approved GMO’s plan to maximize the amount of cash distributed to shareholders that represents receipts on its portfolio holdings (including shares of the underlying funds) and from dispositions of those holdings. The plan was adopted in light of the requirements of Section 562 (b) of the Code and calls for the Fund to cease operations within 2 years. For purposes of meeting that timetable, the Fund may distribute securities (including shares of the underlying funds) in-kind.

Currency Abbreviations:

USD - United States Dollar

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2009 (Unaudited)

Par Value ($)	Description	Value ($)

	DEBT OBLIGATIONS — 2.7%

	Asset-Backed Securities — 2.7%

	Auto Financing — 0.4%
478,707	BMW Vehicle Lease Trust, Series 07-1, Class A3B, 1 mo. LIBOR + .24%, 0.58%, due 08/15/13	477,224
600,000	Capital Auto Receivable Asset Trust, Series 08-1, Class A4B, 1 mo. LIBOR + 1.35%, 1.69%, due 07/15/14	493,500
500,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 1.85%, 2.25%, due 11/10/14	399,725
277,173	Daimler Chrysler Master Owner Trust, Series 06-A, Class A, 1 mo. LIBOR + .03%, 0.37%, due 11/15/11	188,478
800,000	Ford Credit Auto Owner Trust, Series 07-B, Class A4B, 1 mo. LIBOR + .38%, 0.72%, due 07/15/12	730,152
700,000	Ford Credit Floorplan Master Owner Trust, Series 06-4, Class A, 1 mo. LIBOR + .25%, 0.59%, due 06/15/13	574,000
300,000	Nissan Auto Lease Trust, Series 08-A, Class A3B, 1 mo. LIBOR + 2.20%, 2.54%, due 07/15/11	285,570
300,000	Nissan Auto Receivables Owner Trust, Series 07-A, Class A4, 1 mo. LIBOR, 0.34%, due 06/17/13	292,117
200,000	Nissan Master Owner Trust Receivables, Series 07-A, Class A, 1 mo. LIBOR, 0.34%, due 05/15/12	176,000
500,000	Swift Master Auto Receivables Trust, Series 07-1, Class A, 1 mo. LIBOR + .10%, 0.44%, due 06/15/12	440,000
800,000	Truck Retail Installment Paper Corp., Series 05-1A, Class A, 144A, 1 mo. LIBOR + .27%, 0.61%, due 12/15/16	649,163
	Total Auto Financing	4,705,929

	Bank Loan Collateralized Debt Obligations — 0.1%
866,591	Arran Corp. Loans No. 1 B.V., Series 06-1A, Class A3, 144A, 3 mo. LIBOR + .17%, 1.46%, due 06/20/25	773,703
1,120,000	Omega Capital Europe Plc, Series GLOB-5A, Class A1, 144A, 3 mo. LIBOR + .25%, 1.42%, due 07/05/11	985,600
	Total Bank Loan Collateralized Debt Obligations	1,759,303

	Business Loans — 0.2%
1,093,275	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.70%, due 01/25/36	546,638
406,042	GE Business Loan Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .29%, 0.63%, due 05/15/32	225,879
700,000	GE Dealer Floorplan Master Trust, Series 06-4, Class A, 1 mo. LIBOR + .01%, 0.33%, due 10/20/11	676,221
814,210	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, 1 mo. LIBOR + .25%, 0.56%, due 09/25/30	431,531
400,000	Navistar Financial Dealer Note Master Trust, Series 05-1, Class A, 1 mo. LIBOR + .11%, 0.43%, due 02/25/13	344,932
	Total Business Loans	2,225,201

	CMBS — 0.2%
600,000	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, 1 mo. LIBOR + .13%, 0.47%, due 12/15/20	300,000
500,000	GE Capital Commercial Mortgage Corp., Series 05-C4, Class A2, 5.31%, due 11/10/45	463,700
600,000	GS Mortgage Securities Corp., Series 07-EOP, Class A2, 144A, 1 mo. LIBOR + .13%, 0.54%, due 03/06/20	438,000
600,000	J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 06-LDP7, Class A2, 6.05%, due 04/15/45	541,500
400,000	Merrill Lynch Mortgage Trust, Series 06-C1, Class A2, 5.79%, due 05/12/39	367,960
398,550	Wachovia Bank Commercial Mortgage Trust, Series 06-WL7A, Class A1, 144A, 1 mo. LIBOR + .09%, 0.43%, due 09/15/21	286,956
	Total CMBS	2,398,116

	Credit Cards — 0.6%
800,000	American Express Credit Account Master Trust, Series 05-5, Class A, 1 mo. LIBOR + .04%, 0.38%, due 02/15/13	790,496

800,000		Cabela’s Master Credit Card Trust, Series 08-4A, Class A2, 144A, 1 mo. LIBOR + 3.00%, 3.34%, due 09/15/14	804,484
1,000,000		Capital One Multi-Asset Execution Trust, Series 04-A7, Class A7, 3 mo. LIBOR + .15%, 1.03%, due 06/16/14	961,287
300,000		Capital One Multi-Asset Execution Trust, Series 07-A6, Class A6, 1 mo. LIBOR + .07%, 0.41%, due 05/15/13	296,841
700,000		Charming Shoppes Master Trust, Series 07-1A, Class A1, 144A, 1 mo. LIBOR + 1.25%, 1.59%, due 09/15/17	622,797
EUR	600,000	Citibank Credit Card Issuance Trust, Series 04-A2, Class A, 3 mo. EUR LIBOR + .10%, 1.35%, due 05/24/13	787,266
300,000		Citibank OMNI Master Trust, Series 07-A9A, Class A9, 144A, 1 mo. LIBOR + 1.10%, 1.41%, due 12/23/13	298,500
1,200,000		Discover Card Master Trust I, Series 06-2, Class A2, 1 mo. LIBOR + .03%, 0.37%, due 01/16/14	1,147,396
600,000		GE Capital Credit Card Master Note Trust, Series 07-3, Class A1, 1 mo. LIBOR + .01%, 0.35%, due 06/15/13	576,000
600,000		Household Credit Card Master Note Trust I, Series 07-2, Class A, 1 mo. LIBOR + .55%, 0.89%, due 07/15/13	586,125
100,000		MBNA Credit Card Master Note Trust, Series 04-A8, Class A8, 1 mo. LIBOR + .15%, 0.49%, due 01/15/14	97,482
500,000		National City Credit Card Master Trust, Series 08-3, Class A, 1 mo. LIBOR + 1.80%, 2.14%, due 05/15/13	460,000
		Total Credit Cards	7,428,674

		Equipment Leases — 0.1%
344,943		CNH Equipment Trust, Series 07-B, Class A3B, 1 mo. LIBOR + .60%, 0.94%, due 10/17/11	344,723
400,000		GE Equipment Midticket LLC, Series 07-1, Class A3B, 1 mo. LIBOR + .25%, 0.60%, due 06/14/11	387,000
		Total Equipment Leases	731,723

		Insurance Premiums — 0.0%
400,000		AICCO Premium Finance Master Trust, Series 07-AA, Class A, 144A, 1 mo. LIBOR + .05%, 0.39%, due 12/15/11	346,800

		Insured Auto Financing — 0.2%
1,000,000		AmeriCredit Automobile Receivables Trust, Series 07-DF, Class A4B, FSA, 1 mo. LIBOR + .80%, 1.21%, due 06/06/14	805,661
761,674		Capital One Auto Finance Trust, Series 06-A, Class A4, AMBAC, 1 mo. LIBOR + .01%, 0.35%, due 12/15/12	708,357
800,000		Santander Drive Auto Receivables Trust, Series 07-3, Class A4B, FGIC, 1 mo. LIBOR + .65%, 0.99%, due 10/15/14	650,768
700,000		Triad Auto Receivables Owner Trust, Series 07-B, Class A4B, FSA, 1 mo. LIBOR + 1.20%, 1.57%, due 07/14/14	602,644
		Total Insured Auto Financing	2,767,430

		Insured Other — 0.1%
1,100,000		DB Master Finance LLC, Series 06-1, Class A2, 144A, AMBAC, 5.78%, due 06/20/31	845,299
900,000		Dominos Pizza Master Issuer LLC, Series 07-1, Class A2, 144A, MBIA, 5.26%, due 04/25/37	479,876
		Total Insured Other	1,325,175

		Insured Residential Asset-Backed Securities (United States) — 0.0%
273,238		Residential Asset Mortgage Products, Inc., Series 05-RS9, Class AI3, FGIC, 1 mo. LIBOR + .22%, 0.53%, due 11/25/35	109,295

		Insured Residential Mortgage-Backed Securities (United States) — 0.0%
760,275		Countrywide Home Equity Loan Trust, Series 07-E, Class A, MBIA, 1 mo. LIBOR + .15%, 0.49%, due 06/15/37	212,497

	Insured Time Share — 0.0%
362,498	Sierra Receivables Funding Co., Series 07-2A, Class A2, 144A, MBIA, 1 mo. LIBOR + 1.00%, 1.32%, due 09/20/19	225,725

	Investment Grade Corporate Collateralized Debt Obligations — 0.1%
2,000,000	Morgan Stanley ACES SPC, Series 05-15, Class A, 144A, 3 mo. LIBOR + .40%, 1.69%, due 12/20/10	1,374,000
1,100,000	Morgan Stanley ACES SPC, Series 06-13A, Class A, 144A, 3 mo. LIBOR + .29%, 1.58%, due 06/20/13	485,100
	Total Investment Grade Corporate Collateralized Debt Obligations	1,859,100

	Residential Asset-Backed Securities (United States) — 0.4%
658,087	ACE Securities Corp., Series 07-WM1, Class A2A, 1 mo. LIBOR + .07%, 0.38%, due 11/25/36	317,725
493,958	ACE Securities Corp., Series 06-SL3, Class A1, 1 mo. LIBOR + .10%, 0.41%, due 06/25/36	17,486
281,682	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.42%, due 09/25/36	163,375
269,194	Argent Securities, Inc., Series 06-W2, Class A2B, 1 mo. LIBOR + .19%, 0.50%, due 03/25/36	156,132
306,696	Asset Backed Funding Certificates, Series 07-NC1, Class A1, 144A, 1 mo. LIBOR + .22%, 0.53%, due 05/25/37	203,523
900,000	Asset Backed Funding Certificates, Series 06-OPT2, Class A3B, 1 mo. LIBOR + .11%, 0.42%, due 10/25/36	785,070
661,928	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, 1 mo. LIBOR + .65%, 1.62%, due 05/28/39	330,964
1,200,000	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A2, 1 mo. LIBOR + .20%, 0.51%, due 02/25/37	411,086
33,553	Chase Funding Mortgage Loan Trust, Series 03-3, Class 2A2, 1 mo. LIBOR + .27%, 0.85%, due 04/25/33	23,152
1,600,000	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, 1 mo. LIBOR + .14%, 0.45%, due 02/25/37	747,520
1,100,000	J.P. Morgan Mortgage Acquisition Corp., Series 06-WMC4, Class A3, 1 mo. LIBOR + .12%, 0.43%, due 12/25/36	350,197
400,000	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.46%, due 03/25/36	150,000
770,659	Morgan Stanley Home Equity Loans, Series 07-2, Class A1, 1 mo. LIBOR + .10%, 0.41%, due 04/25/37	531,755
680,153	Residential Asset Securities Corp., Series 05-KS12, Class A2, 1 mo. LIBOR + .25%, 0.56%, due 01/25/36	571,329
	Total Residential Asset-Backed Securities (United States)	4,759,314

	Residential Mortgage-Backed Securities (Australian) — 0.1%
226,935	Interstar Millennium Trust, Series 05-1G, Class A, 3 mo. LIBOR + .12%, 1.41%, due 12/08/36	177,495
231,647	Superannuation Members Home Loans Global Fund, Series 7, Class A1, 3 mo. LIBOR + .14%, 1.42%, due 03/09/36	203,528
614,733	Westpac Securitization Trust, Series 07-1G, Class A2A, 3 mo. LIBOR + .05%, 0.80%, due 05/21/38	519,253
	Total Residential Mortgage-Backed Securities (Australian)	900,276

	Residential Mortgage-Backed Securities (European) — 0.1%
300,000	Aire Valley Mortgages, Series 07-1A, Class 1A2, 144A, 3 mo. LIBOR + .09%, 1.38%, due 03/20/30	150,000
200,000	Arkle Master Issuer Plc, Series 06-1A, Class 3A, 144A, 3 mo. LIBOR + .05%, 0.90%, due 08/17/11	197,962
600,000	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 1.24%, due 01/13/39	514,440
496,950	Paragon Mortgages Plc, Series 7A, Class A1A, 144A, 3 mo. LIBOR + .21%, 1.09%, due 05/15/34	286,367
500,000	Pendeford Master Issuer Plc, Series 07-1A, Class 3A, 144A, 3 mo. LIBOR + .10%, 1.04%, due 02/12/16	476,638
	Total Residential Mortgage-Backed Securities (European)	1,625,407

	Student Loans — 0.1%
500,000	College Loan Corp. Trust, Series 06-1, Class A2, 3 mo. LIBOR + .02%, 1.11%, due 04/25/22	482,845

115,221	National Collegiate Student Loan Trust, Series 06-1, Class A2, 1 mo. LIBOR + .14%, 0.45%, due 08/25/23	103,699
92,181	National Collegiate Student Loan Trust, Series 06-A, Class A1, 144A, 1 mo. LIBOR + .08%, 0.39%, due 08/26/19	88,724
600,000	Nelnet Student Loan Trust, Series 05-2, Class A4, 3 mo. LIBOR + .08%, 1.31%, due 12/23/19	570,330
	Total Student Loans	1,245,598
	Total Asset-Backed Securities	34,625,563

	Corporate Debt — 0.0%
147,000	Health Care Property Investors, Inc., Series G, MTN, 5.63%, due 02/28/13	124,409

	U.S. Government Agency — 0.0%
275,000	Agency for International Development Floater (Support of Morocco), 6 mo. U.S. Treasury Bill + .45%, 0.76%, due 11/15/14(a)	259,908
200,000	Agency for International Development Floater (Support of Zimbabwe), 3 mo. U.S. Treasury Bill x 115%, 0.25%, due 01/01/12(a)	193,371
	Total U.S. Government Agency	453,279
	TOTAL DEBT OBLIGATIONS (COST $36,280,088)	35,203,251

Shares	Description	Value ($)

	MUTUAL FUNDS — 97.3%

	Affiliated Issuers — 97.3%
10,757,088	GMO Alpha Only Fund, Class IV	54,430,863
1,574,756	GMO Asset Allocation Bond Fund, Class VI	39,778,346
6,340,885	GMO Domestic Bond Fund, Class VI	41,532,797
781,384	GMO Emerging Country Debt Fund, Class IV	5,375,923
2,264,403	GMO Flexible Equities Fund, Class VI	42,457,562
1,255,553	GMO Inflation Indexed Plus Bond Fund, Class VI	20,490,633
11,821,721	GMO International Growth Equity Fund, Class IV	209,480,896
11,669,600	GMO International Intrinsic Value Fund, Class IV	214,954,032
1,095,909	GMO Special Situations Fund, Class VI	28,515,562
5,263,196	GMO Strategic Fixed Income Fund, Class VI	81,421,638
6,612,418	GMO U.S. Core Equity Fund, Class VI	59,115,014
28,772,780	GMO U.S. Quality Equity Fund, Class VI	466,982,211
389,594	GMO World Opportunity Overlay Fund	7,199,703
	TOTAL MUTUAL FUNDS (COST $1,536,583,325)	1,271,735,180

	SHORT-TERM INVESTMENTS — 0.0%

	Money Market Funds — 0.0%
38,317	State Street Institutional U.S. Government Money Market Fund-Institutional Class	38,317
	TOTAL SHORT-TERM INVESTMENTS (COST $38,317)	38,317

	TOTAL INVESTMENTS — 100.0% (Cost $1,572,901,730)	1,306,976,748

	Other Assets and Liabilities (net) — 0.00%	3,909

	TOTAL NET ASSETS — 100.0%	$1,306,980,657

As of May 31, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,595,500,427	$10,006,477	$(298,530,156)	$(288,523,679)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2009 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income		Distributions of Realized Gains		Value, end of period
GMO Alpha Only Fund, Class IV	$142,537,541	$11,196,872	$89,075,000	$6,188,155		$—		$54,430,863
GMO Asset Allocation Bond Fund, Class VI	—	39,392,093	—	—		—		39,778,346
GMO Domestic Bond Fund, Class VI	50,663,671	—	—	9,343,925	♦	2,921,246	♦	41,532,797
GMO Emerging Country Debt Fund, Class IV	4,571,097	—	—	—		—		5,375,923
GMO Flexible Equities Fund, Class VI	23,107,183	11,054,954	—	—		—		42,457,562
GMO Inflation Indexed Plus Bond Fund, Class VI	18,670,080	—	—	254,072	♦	—		20,490,633
GMO International Growth Equity Fund, Class IV	150,367,034	19,797,918	—	—		—		209,480,896
GMO International Intrinsic Value Fund, Class IV	142,927,020	19,565,728	205,000	—		—		214,954,032
GMO Special Situations Fund, Class VI	27,779,151	181,028	—	—		—		28,515,562
GMO Strategic Fixed Income Fund, Class VI	91,316,446	—	—	16,808,785	♦	—		81,421,638
GMO U.S. Core Equity Fund, Class VI	49,793,872	747,968	—	380,518		—		59,115,014
GMO U.S. Quality Equity Fund, Class VI	349,870,292	56,810,636	85,000	2,577,581		—		466,982,211
GMO World Opportunity Overlay Fund	7,149,055	—	—	—	☐	—		7,199,703
Totals	$1,058,752,442	$158,747,197	$89,365,000	$35,553,036		$2,921,246		$1,271,735,180

♦ A portion of the dividend is expected to be a return of capital for tax purposes.  Please note that in January 2010, Form 1099-DIV is anticipated to be sent to applicable shareholders that will state the actual tax characterization of all distributions paid in 2009.

☐ The Fund received return of capital distributions in the amount of $434,467.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

CMBS - Collateralized Mortgage Backed Security

EUR LIBOR - London Interbank Offered Rate denominated in Euros.

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FSA - Insured as to the payment of principal and interest by Financial Security Assurance.

LIBOR - London Interbank Offered Rate

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.

MTN - Medium Term Note

The rates shown on variable rate notes are the current interest rates at May 31, 2009, which are subject to change based on the terms of the security.

(a)       Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

Portfolio valuation

Shares of the underlying funds and other mutual funds are generally valued at their net asset value.

Investments held by the underlying funds are valued as follows.   Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price, or broker bid (if the private market is more relevant in determining market value than the exchange).  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost.  Shares of investment funds are generally valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different than the value realized upon its sale.  Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE.  As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor using that vendor’s proprietary models.  As of May 31, 2009, 35.73% of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by that third party vendor. Those underlying funds classify such securities under SFAS 157 (as defined below) as level 2.

Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager.  The Manager evaluates pricing sources on an ongoing basis, and may change a pricing source at any time.  The Manager normally does not evaluate the prices supplied by pricing sources on a day-to-day basis.  The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable.  The prices provided by a pricing source may differ from the value that would be realized if the securities were sold, and the differences could be material. In addition, although alternative prices are available for other securities held by the Fund, those alternative sources would not necessarily confirm the security price used by the Fund. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund.  As of May 31, 2009, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 2.11% of the net assets of the Fund.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.  The Fund utilized the following fair value techniques on level 3 investments: The Fund valued debt securities using bids received from primary pricing sources.

The following is a summary of the categorization of investments by inputs used as of May 31, 2009 in valuing the Fund’s investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$1,193,562,353	$—
Level 2 – Other Significant Observable Inputs	78,335,553	—
Level 3 – Significant Unobservable Inputs	35,078,842	—
Total	$1,306,976,748	$—

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$—

Underlying funds are classified above as either level 1 or level 2. For the underlying funds’ summary of valuation inputs (including level 3 inputs, if any) please refer to the respective fund’s portfolio valuation note. The aggregate absolute values of the Fund’s direct and indirect investments in securities and other financial instruments using level 3 inputs were 7.39% and 0.01% of total net assets, respectively.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of February 28, 2009	$35,262,920	$—
Accrued discounts/premiums	402,983	—
Realized gain (loss)	338,357	—
Change in unrealized appreciation/depreciation	1,507,001	—
Net purchases (sales)	(2,432,419)	—
Net transfers in and/or out of Level 3	—	—
Balance as of May 31, 2009	$35,078,842	$—

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Investment risks

The Fund is indirectly exposed to all of the risks associated with an investment in the underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.  Some underlying funds may invest in foreign securities and asset-backed securities. The Fund is subject to risks involved in investing in foreign securities that are not presented by investments in U.S. securities. These risks may involve adverse political and economic developments, including expropriation and the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. Also, fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s foreign currency holdings and investments denominated in foreign currency.  The risks described above apply to an even greater extent to investments in emerging countries. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets. Additionally, the investment risks associated with an investment in the underlying funds may be greater to the extent that the underlying funds engage in derivative transactions.

The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed in whole or in part by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables, which bring additional types of market risk.  Asset-backed securities also may be collateralized by the fees earned by service providers. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations”). Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any.  Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default in payment of the obligations and the defaulted obligations exceed the credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors.  Many asset-backed securities are now rated below investment grade.

With the deterioration of worldwide economic and liquidity conditions that became acute in 2008, the markets for asset-backed securities became fractured and uncertainty about the creditworthiness of those securities (and underlying collateral) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities generally. These events reduced liquidity for securitized credits and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not continue or that they will not deteriorate further. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages), have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities. There can be no assurance that in the future the market for asset-backed securities will become more liquid.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays.  In addition, asset-backed securities representing diverse sectors (e.g., auto loans, student loans, sub-prime mortgages, and credit-card receivables) have become more highly correlated since the deterioration of worldwide economic and liquidity conditions referred to above.

Disclosures about Derivative Instruments and Hedging Activities–Effective March 1, 2009, the Fund adopted FASB Statement of Financial Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). This standard is an amendment to FASB Statement No. 133 (“FASB 133”), which expands the disclosure requirements of FASB 133 regarding an entity’s derivative instruments and hedging activities.

The Fund adopted SFAS 161 on March 1, 2009.  As of May 31, 2009, the Fund held no derivative contracts for the purposes of SFAS 161.

Currency Abbreviations:

EUR - Euro

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Taiwan Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2009 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 96.4%

	Taiwan — 96.4%
1,316,000	Acer Inc	2,403,963
6,968	Altek Corp	9,126
5,084	Arima Computer Corp *	401
127,000	Asia Cement Corp	144,343
628,000	Asia Optical Co Inc	807,130
2,889,599	Asustek Computer Inc	4,114,317
1,783,344	AU Optronics Corp	1,852,538
899,000	Catcher Technology Co Ltd	2,584,508
276,394	Chi Mei Optoelectronics Corp	163,857
5,071,000	China Bills Finance Corp *	1,539,427
686,806	China Development Financial Holding Corp	199,528
4,530	China Motor Corp	2,301
1,656,688	China Steel Corp	1,422,627
6,133,628	Chinatrust Financial Holding Co Ltd	4,093,324
7,000	Chunghwa Picture Tubes Ltd	1,156
3,561,023	Chunghwa Telecom Co Ltd	6,804,061
5,460	Chunghwa Telecom Co Ltd ADR 144A	103,795
6,053,831	Compal Electronics Inc	5,170,307
5,700	Continental Engineering Corp	2,461
193,270	Coretronic Corp	237,366
194,000	CSBC Corp *	223,568
1,874	D-Link Corp	1,601
385,420	Delta Electronics Inc	901,627
487,965	DFI Inc	638,107
1,736,869	Dimerco Express Taiwan Corp	1,418,310
179,382	Far Eastern Department Stores Ltd	184,624
904,685	Far Eastern Textile Co Ltd	1,035,155
1,948,507	Far Eastone Telecommunications Co Ltd	2,259,142
1,258,448	First Financial Holding Co Ltd	851,974
1,068,169	Formosa Chemicals & Fibre Co	1,785,716
15,000	Formosa International Hotels Corp	226,477
84,077	Formosa Petrochemical Corp	212,753
2,274,424	Formosa Plastics Corp	4,436,186
303,000	Foxconn Technology Co Ltd	971,580
202,000	Fubon Financial Holding Co Ltd	198,457
2,000	Gigabyte Technology Co Ltd	1,350
45,430	Gloria Material Technology Corp	30,309
502,254	High Tech Computer Corp	8,199,316
2,211,285	Hon Hai Precision Industry Co Ltd	8,471,845
1,000	Hotai Motor Company Ltd	2,100
91,000	Huaku Development Co Ltd	251,256
1,881,882	Innolux Display Corp	2,655,274
280,630	KGI Securities Co Ltd	143,479
25,594	Kinpo Electronics	6,647
26,000	Largan Precision Co Ltd	286,159
1,202,588	Les Enphants Co Ltd	922,781
3,691,407	Lite-On Technology Corp	3,277,983
1,011,000	Macronix International Co Ltd	469,865
884,826	MediaTek Inc	11,025,968
5,250	Mercuries & Associates Ltd	2,548
1,079	Micro-Star International Co Ltd	781
1,554,000	Mitac International Corp	702,335
56,800	Motech Industries Inc	228,417
1,763,000	Nan Ya Plastics Corp	2,535,325
30,000	Nan Ya Printed Circuit Board Corp	90,404

1,000	Nien Hsing Textile Co Ltd	393
9,109	Oriental Union Chemical	5,584
17,000	Prodisc Technology Inc *	397
10,800	Qisda Corp	4,717
3,793,709	Quanta Computer Inc	6,131,346
14,802	Sampo Corp *	2,920
2,521	Shinkong Synthetic Fibers	719
774,000	Sincere Navigation Corp	966,153
884,000	Synnex Technology International Corp	1,463,126
2,403	Systex Corp	2,181
611,000	Taishin Financial Holding Co Ltd	223,577
4,094,607	Taiwan Cement Corp	4,329,109
69,000	Taiwan Fertilizer Co Ltd	222,386
961,539	Taiwan Mobile Co Ltd	1,712,634
9,793,567	Taiwan Semiconductor Manufacturing Co Ltd	18,125,656
9,889	Tsann Kuen Enterprises Co Ltd	8,496
2,409	TXC Corp	2,771
97,000	U-Ming Marine Transport Corp	203,412
5,250	Uni-President Enterprises Corp	5,863
231,789	Unimicron Technology Corp	210,140
16,000	USI Corp	7,968
9,760	Wan Hai Lines Ltd	5,484
639,933	Waterland Financial Holdings	197,345
2,652,786	Wistron Corp	4,211,644
2,968,195	Ya Hsin Industrial Co Ltd * (a) (b)	912
14,716	Yang Ming Marine Transport	6,674
3,084	Yieh Phui Enterprise	1,346
5,898,000	Yuanta Financial Holding Co Ltd	4,421,933
2,000	Yungtay Engineering Co Ltd	1,151
	Total Taiwan	128,781,992
	TOTAL COMMON STOCKS (COST $106,707,014)	128,781,992

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 1.3%

67,356	Bank of Tokyo-Mitsubishi Time Deposit, 0.06%, due 06/01/09	67,356
700,000	BNP Paribas Time Deposit, 0.20%, due 06/01/09	700,000
1,000,000	HSBC Bank (USA) Time Deposit, 0.15%, due 06/01/09	1,000,000
	TOTAL SHORT-TERM INVESTMENTS (COST $1,767,356)	1,767,356

	TOTAL INVESTMENTS — 97.7% (Cost $108,474,370)	130,549,348

	Other Assets and Liabilities (net) — 2.3%	3,049,828

	TOTAL NET ASSETS — 100.0%	$133,599,176

As of May 31, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$114,159,887	$20,149,930	$(3,760,469)	$16,389,461

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ADR - American Depositary Receipt

*                             Non-income producing security.

(a)                      Bankrupt issuer.

(b)                     Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price, or broker bid (if the private market is more relevant in determining market value than the exchange).  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost.  Shares of investment funds are generally valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different than the value realized upon its sale. For information about the pricing of some specific positions (e.g. swaps) see descriptions below. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE.  As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor using that vendor’s proprietary models.  As of May 31, 2009, 96.15% of the net assets of the Fund were valued using fair value prices based on models used by that third party vendor and are classified as using level 2 inputs in the table below.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund utilized the following fair value techniques on Level 3 investments: The Fund considered certain bankrupt securities to be worthless.

The following is a summary of the categorization of investments by inputs used as of May 31, 2009 in valuing the Fund’s investments:

Asset Valuation Inputs		Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices		$2,094,718	$—
Level 2 – Other Significant Observable Inputs		128,453,718	—
Level 3 – Significant Unobservable Inputs		912	—
	Total	$130,549,348	$—

Liability Valuation Inputs		Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices		$—	$—
Level 2 – Other Significant Observable Inputs		—	—
Level 3 – Significant Unobservable Inputs		—	—
	Total	$—	$—

The aggregate absolute value of the Fund’s direct investments in securities using Level 3 inputs was less than 0.01% of total net assets.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of February 28, 2009	$1,320	$—
Realized gain (loss)	—	—
Change in unrealized appreciation/depreciation	62	—
Net purchases (sales)	—	—
Net transfers in and/or out of Level 3	(470)	—
Balance as of May 31, 2009	$912	$—

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amounts of the change in relative values of the two currencies).  The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.  Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses.  Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  These contracts involve market risk in excess of the unrealized gain or loss.  They expose the Fund to the risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts.

Futures contracts

The Fund may purchase and sell futures contracts.  A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price during a specified future time period.  Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is settled on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid market for the contract, the imposition of price limits or the failure of counterparty to perform under the contract terms.  Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. Because many foreign exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign futures in those markets or on those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor’s proprietary models.

Options

The Fund may purchase put and call options.  A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium for a purchased option.  That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option.  Premiums paid for options that expire are treated as realized losses.  Premiums paid for options that are exercised or closed are deducted from the proceeds of the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

The Fund may write (i.e., sell) call and put options.   Writing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options that expire are treated as realized gains.  Premiums received from writing options that are exercised or closed are deducted from the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the option.  In the event that the Fund writes call or put options without an offsetting exposure (e.g. call options on a security that the Fund does not own), it bears the risk of substantial losses if the price of the underlying asset increases (calls) or decreases (puts) during the term of the option.  Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written.  The Fund values options traded over-the-counter using inputs provided by primary pricing sources and industry models.

Indexed securities

The Fund may invest in indexed securities.  Indexed securities are securities whose values and/or coupons are linked to the prices of a specific instrument, group of instruments or financial statistic.

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, swaps on securities and securities indicies, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps.  A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument.  Some swap contracts are net settled. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral and will typically post or receive additional collateral as market values change.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest payments, one party will receive a payment from or make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities.  Buying credit default protection reduces the buyer’s exposure (or increases negative exposure) in the event of an issuer’s default (e.g., it is intended to reduce risk where a party owns a security issued by or otherwise has exposure to the issuer).  Selling credit default protection subjects the seller to exposure to an issuer’s default or other credit events.  A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event (e.g., issuer default or similar event).  If no credit event occurs, the seller has no payment obligations.    For credit default swap agreements on asset-backed securities, a credit event may be triggered by various events, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss.  Payments received or made on swap agreements are recorded as realized gain or loss.  Gains or losses are realized upon termination of the swap agreements, or reset dates as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement.  Such risks include the possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that the collateral the other party posts may be insufficient or not timely received by the Fund.  Specifically, the amount shown as owed to the Fund under a swap agreement is not reduced if there is uncertainty about the counterparty’s willingness or ability to pay. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

Investment risks

Investments in securities of issuers in emerging countries, such as Taiwan, present risks that are not presented by many other investments. Many emerging countries are subject to political and/or economic instability.  The securities markets of emerging countries are generally smaller and less developed than the securities markets of the U.S. and developed foreign markets. Further, countries may expropriate, or impose various types of foreign currency regulations or controls that impede the Fund’s ability to repatriate, amounts it receives.   Also, fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s foreign currency holdings and investments denominated in foreign currency.  These factors may result in significant volatility in the values of the Fund’s holdings. The markets in emerging countries are typically less liquid than those of developed markets.  Accordingly, the Fund may not be able to realize in an actual sale amounts approximating the values it has placed on its holdings.

The Manager is registered with the Securities and Futures Commission of Taiwan as a Qualified Foreign Institutional Investor (“QFII”) in Taiwan and is therefore authorized to invest directly in the Taiwanese securities market, subject to certain limitations including a maximum investment amount. The Fund is listed as a sub-account under the Manager’s QFII license and is authorized to invest directly in the Taiwanese securities market. The Fund’s ability to continue to invest directly in Taiwan is subject to the risk that the Manager’s QFII license or the Fund’s sub-account under the Manager’s QFII license may be terminated or suspended by the Securities and Futures Commission. If the license were terminated or suspended, the Fund could be required to liquidate or seek exposure to the Taiwanese market through the purchase of American Depositary Receipts (“ADRs”) and Global Depository Receipts (“GDRs”), shares of other funds which are licensed to invest directly, or derivative instruments.

Disclosures about Derivative Instruments and Hedging Activities–Effective March 1, 2009, the Fund adopted FASB Statement of Financial Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). This standard is an amendment to FASB Statement No. 133 (“FASB 133”), “Accounting for Derivative Instruments” which expands the disclosure requirements of FASB 133 regarding an entity’s derivative instruments and hedging activities.

The Fund adopted SFAS 161 on March 1, 2009.  As of May 31, 2009, the Fund held no derivative contracts for the purposes of SFAS 161.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov.

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2009 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 96.9%

	Australia — 2.7%
116,687	Australia and New Zealand Banking Group Ltd	1,508,198
132,454	BlueScope Steel Ltd	256,510
16,777	CSL Ltd	396,137
158,971	Foster’s Group Ltd	627,720
850,691	GPT Group (REIT)	350,772
96,604	Lihir Gold Ltd *	250,852
16,626	Macquarie Group Ltd	431,713
258,757	Macquarie Infrastructure Group	291,632
62,291	National Australia Bank Ltd	1,114,926
17,322	Newcrest Mining Ltd	459,912
111,068	Origin Energy Ltd	1,323,445
36,778	QBE Insurance Group Ltd	577,103
69,922	Santos Ltd	821,585
313,061	Stockland (REIT)	785,463
64,490	Suncorp-Metway Ltd	311,106
75,951	TABCORP Holdings Ltd	450,478
301,138	Telstra Corp Ltd	754,910
68,400	Woodside Petroleum Ltd	2,389,566
51,116	Woolworths Ltd	1,044,388
	Total Australia	14,146,416

	Austria — 0.1%
18,071	OMV AG	740,268

	Belgium — 1.2%
31,585	Anheuser-Busch InBev NV	1,113,898
21,002	Belgacom SA	660,110
6,444	Colruyt SA	1,518,882
13,426	Delhaize Group	989,876
133,416	Dexia SA *	851,047
2,616	Mobistar SA	162,019
9,267	Solvay SA	851,763
	Total Belgium	6,147,595

	Canada — 2.8%
70,300	Bank of Montreal	2,820,371
25,700	Bank of Nova Scotia	898,764
15,300	Barrick Gold Corp	579,767
11,400	Canadian Imperial Bank of Commerce	569,713
30,700	Canadian National Railway Co	1,321,359
21,800	Canadian Pacific Railway Ltd	886,577
22,800	Magna International Inc Class A	755,997
42,100	National Bank of Canada	1,973,215
59,700	Petro-Canada	2,597,435
30,800	Royal Bank of Canada	1,232,846
40,900	Sun Life Financial Inc	1,075,557
	Total Canada	14,711,601

	Denmark — 0.3%
34,338	Novo-Nordisk A/S Class B	1,790,074

	Finland — 0.7%
122,939	Nokia Oyj	1,886,692
19,800	Rautaruukki Oyj	448,946
45,171	Sampo Oyj Class A	852,380

38,689	Tieto Oyj	556,527
	Total Finland	3,744,545

	France — 11.2%
29,738	Air France-KLM	476,480
10,910	Air Liquide SA	1,015,997
48,888	ArcelorMittal	1,628,909
99,312	BNP Paribas	6,882,090
3,285	Bongrain SA *	179,001
12,813	Cap Gemini SA	496,519
8,940	Carrefour SA	402,626
11,634	Casino Guichard-Perrachon SA	851,583
24,714	Compagnie de Saint-Gobain	900,979
12,581	Dassault Systemes SA	563,813
35,628	Essilor International SA	1,646,766
1,804	Esso SAF	241,608
17,895	Eutelsat Communications *	455,552
138,010	France Telecom SA	3,365,557
24,761	GDF Suez	978,314
16,002	GDF Suez VVPR Strip *	23
5,048	Gemalto NV *	167,016
17,459	Hermes International	2,347,815
1,606	Iliad SA	179,416
10,797	L’Oreal SA	854,989
5,381	Lafarge SA *	368,974
2,478	Lafarge SA-New *	156,240
5,550	Nexans SA	306,125
4,045	NYSE Euronext	119,249
4,196	Pernod-Ricard SA	263,087
25,445	Peugeot SA *	775,351
4,185	PPR SA	353,542
13,311	Publicis Groupe	434,230
42,151	Renault SA *	1,635,220
274,478	Sanofi-Aventis	17,518,343
29,745	SES	594,387
36,807	Societe Generale	2,159,612
109,319	STMicroelectronics NV	813,851
144,742	Thomson *	151,193
136,574	Total SA	7,879,127
4,609	Unibail-Rodamco SE (REIT)	743,785
4,885	Vallourec SA	617,293
	Total France	58,524,662

	Germany — 5.7%
37,213	Adidas AG	1,365,623
5,949	Allianz SE (Registered)	590,512
25,425	Aurubis AG	791,682
16,802	BASF AG	712,562
38,538	Bayerische Motoren Werke AG	1,393,221
6,648	Beiersdorf AG	327,038
14,600	Demag Cranes AG	358,581
15,831	Deutsche Bank AG (Registered)	1,071,038
84,031	Deutsche Post AG (Registered)	1,160,941
290,749	Deutsche Telekom AG (Registered)	3,348,803
37,427	E.ON AG	1,328,494
32,350	Fresenius Medical Care AG & Co	1,362,925
30,618	Gildemeister AG	299,521
36,072	Hannover Rueckversicherung AG (Registered) *	1,360,531
51,526	Heidelberger Druckmaschinen AG	364,232

19,456	K&S AG	1,457,893
35,099	Kloeckner & Co AG	709,755
12,573	MTU Aero Engines Holding AG	409,484
4,716	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	666,052
10,746	RWE AG	894,712
20,662	Salzgitter AG	1,945,800
108,520	SAP AG	4,685,322
30,941	SGL Carbon SE *	918,813
6,911	Software AG	491,330
6,637	Solarworld AG	208,134
37,961	Suedzucker AG	787,190
29,502	ThyssenKrupp AG	754,601
1,362	Vossloh AG	152,235
	Total Germany	29,917,025

	Greece — 0.8%
25,674	Alpha Bank A.E. *	304,632
68,847	National Bank of Greece SA *	1,881,447
66,352	OPAP SA	2,053,328
	Total Greece	4,239,407

	Hong Kong — 1.5%
682,000	BOC Hong Kong Holdings Ltd	1,081,505
499,400	CLP Holdings Ltd	3,352,052
203,100	Esprit Holdings Ltd	1,296,643
370,000	Hong Kong Electric Holdings Ltd	1,983,279
	Total Hong Kong	7,713,479

	Ireland — 0.4%
80,660	CRH Plc	1,900,699
9,337	Kerry Group Plc Class A	222,068
	Total Ireland	2,122,767

	Italy — 3.1%
9,583	Ansaldo STS SPA	161,681
133,098	Banca Monte dei Paschi di Siena SPA	227,735
63,460	Bulgari SPA	349,249
210,498	Enel SPA	1,253,630
323,196	ENI SPA	7,841,789
223,415	Mediaset SPA	1,314,506
242,472	Parmalat SPA	601,906
109,640	Snam Rete Gas SPA	475,217
870,316	Telecom Italia SPA	1,232,948
1,117,630	Telecom Italia SPA-Di RISP	1,147,025
266,586	Terna SPA	982,758
306,510	UniCredit SPA *	807,304
	Total Italy	16,395,748

	Japan — 28.0%
9,500	ABC-Mart Inc	215,254
7,460	Acom Co Ltd	195,695
98,550	Aiful Corp	311,972
22,800	Aisin Seiki Co Ltd	451,250
17,300	Asahi Breweries Ltd	239,015
181,000	Asahi Kasei Corp	898,950
52,800	Astellas Pharma Inc	1,799,297
41,500	Bridgestone Corp	632,870
37,700	Canon Inc	1,250,785

53,600	Chubu Electric Power Co Inc	1,198,286
34,500	Chugai Pharmaceutical Co Ltd	630,503
12,100	Chugoku Electric Power Co Inc	250,345
205,000	Cosmo Oil Co Ltd	747,211
45,800	Culture Convenience Club Co Ltd	378,162
73,100	Daiei Inc *	355,277
99,000	Daikyo Inc *	162,514
19,200	Daito Trust Construction Co Ltd	871,347
165,000	Daiwa Securities Group Inc	1,031,668
99,000	Daiwabo Co Ltd	279,239
13,900	Denso Corp	330,283
20,700	Don Quijote Co Ltd	364,474
142,000	Dowa Holdings Co Ltd	638,379
29,900	Eisai Co Ltd	1,028,110
22,600	Electric Power Development Co Ltd	644,539
24,500	Elpida Memory Inc *	252,570
22,400	FamilyMart Co Ltd	655,418
39,600	Fast Retailing Co Ltd	4,694,731
443,000	Fuji Heavy Industries Ltd	1,744,463
23,500	Fuji Oil Co Ltd	266,521
49,000	Furukawa Electric Co Ltd (The)	178,330
108,000	GS Yuasa Corp	857,974
84,000	Hankyu Hanshin Holdings Inc	412,329
101,000	Hanwa Co Ltd	421,641
29,100	Hitachi Construction Machinery	480,072
350,000	Hitachi Ltd	1,164,085
245,900	Honda Motor Co Ltd	7,134,475
30,800	Hosiden Corp	413,805
8,200	Ibiden Co Ltd	235,397
110	INPEX Corp	893,254
137,000	Iseki & Co Ltd *	459,306
158,000	Itochu Corp	1,150,832
59,600	JFE Holdings Inc	1,998,765
15,000	JGC Corp	248,937
238,000	Kajima Corp	740,175
122	Kakaku.com Inc	453,715
101,000	Kamigumi Co Ltd	780,166
32,400	Kansai Electric Power Co Inc	707,036
111,000	Kao Corp	2,450,683
216,000	Kawasaki Kisen Kaisha Ltd	975,876
72,000	Kintetsu Corp	323,141
187,000	Kobe Steel Ltd	328,131
4,200	Kyocera Corp	330,823
17,000	Kyudenko Corp	107,374
42,700	Kyushu Electric Power Co Inc	898,610
23,500	Lawson Inc	974,937
49,900	Leopalace21 Corp	441,575
231,000	Marubeni Corp	1,049,256
712,000	Mazda Motor Corp	1,844,484
168,000	Mitsubishi Chemical Holdings Corp	780,265
71,500	Mitsubishi Corp	1,362,497
259,000	Mitsubishi Heavy Industries Ltd	930,818
374,400	Mitsubishi UFJ Financial Group Inc	2,375,735
23,450	Mitsubishi UFJ Lease & Finance Co Ltd	649,650
298,000	Mitsui Mining & Smelting Co Ltd *	702,666
217,000	Mitsui OSK Lines Ltd	1,546,921
1,467,300	Mizuho Financial Group Inc	3,527,963
19,500	Murata Manufacturing Co Ltd	825,221
24,000	Nagase & Co	228,322
178	Net One Systems Co Ltd	284,053

16,000	NGK Insulators Ltd	284,695
2,700	Nintendo Co Ltd	728,621
19,000	Nippon Corp	173,786
73,000	Nippon Meat Packers Inc	883,184
444,500	Nippon Mining Holdings Inc	2,531,872
412,000	Nippon Oil Corp	2,517,489
25,900	Nippon Paper Group Inc	733,922
101,100	Nippon Telegraph & Telephone Corp	4,207,668
115,000	Nippon Yakin Koguo Co Ltd	500,958
360,000	Nippon Yusen KK	1,729,834
817,200	Nissan Motor Co	4,929,358
105,000	Nisshinbo Holdings Inc	1,086,686
9,550	Nitori Co Ltd	579,538
2,576	NTT Docomo Inc	3,858,591
162,000	Obayashi Corp	738,671
20,000	Odakyu Electric Railway Co Ltd	172,080
145,000	OJI Paper Co Ltd	675,264
14,300	Ono Pharmaceutical Co Ltd	640,350
10,800	Oriental Land Co Ltd	713,904
43,770	ORIX Corp	2,770,966
557,000	Osaka Gas Co Ltd	1,770,586
180,000	Pacific Metals Co Ltd	1,434,007
11,630	Point Inc	553,714
1,949	Rakuten Inc	1,067,750
145,600	Resona Holdings Inc	2,190,828
117,400	Ricoh Company Ltd	1,608,669
15,200	Ryohin Keikaku Co Ltd	587,421
9,700	Ryosan Co	220,420
41,500	Sankyo Co Ltd	2,204,574
122,600	Sega Sammy Holdings Inc	1,364,398
263,700	Seven & I Holdings Co Ltd	6,408,670
62	Seven Bank Ltd	161,347
35,000	Sharp Corp	395,888
4,600	Shimamura Co Ltd	354,422
31,100	Shin-Etsu Chemical Co Ltd	1,622,568
36,900	SoftBank Corp	672,354
597,800	Sojitz Corp	1,201,122
79,800	SUMCO Corp	1,232,953
129,200	Sumitomo Corp	1,297,054
109,600	Sumitomo Electric Industries Ltd	1,246,239
712,000	Sumitomo Metal Industries Ltd	1,930,757
110,000	Sumitomo Metal Mining Co Ltd	1,573,336
240,000	Sumitomo Trust & Banking Co Ltd	1,141,870
19,300	Suzuki Motor Corp	429,154
332,000	Taisei Corp	825,287
38,000	Taisho Pharmaceutical Co Ltd	725,517
26,000	Taiyo Yuden Co Ltd	269,862
61,700	Takeda Pharmaceutical Co Ltd	2,454,010
62,790	Takefuji Corp	364,683
10,900	Terumo Corp	458,711
25,300	Tohoku Electric Power Co Inc	518,313
130,700	Tokyo Electric Power Co Inc (The)	3,289,734
7,000	Tokyo Electron Ltd	321,071
400,000	Tokyo Gas Co Ltd	1,472,240
96,500	Tokyo Steel Manufacturing Co	1,134,393
93,000	Tokyo Tatemono Co Ltd	443,238
74,000	TonenGeneral Sekiyu KK	776,065
33,000	Toyo Suisan Kaisha Ltd	726,390
43,100	Toyota Motor Corp	1,718,643
14,600	Toyota Tsusho Kaisha	202,467

9,100	Unicharm Corp	636,050
119,000	UNY Co Ltd	933,478
12,660	USS Co Ltd	719,990
2,213	Yahoo Japan Corp	593,687
48,400	Yamaha Motor Co Ltd	548,106
	Total Japan	146,447,896

	Netherlands — 2.6%
319,579	Aegon NV	2,003,421
12,436	Boskalis Westminster	311,585
25,622	European Aeronautic Defense and Space Co NV	418,703
58,234	Heineken NV	2,087,478
308,235	ING Groep NV	3,272,591
141,995	Koninklijke Ahold NV	1,730,283
49,322	Koninklijke DSM NV	1,725,408
28,650	Koninklijke KPN NV	376,989
52,954	Reed Elsevier NV	641,844
42,526	Unilever NV	1,022,615
	Total Netherlands	13,590,917

	New Zealand — 0.2%
41,077	Fletcher Building Ltd	172,469
498,625	Telecom Corp of New Zealand	803,429
	Total New Zealand	975,898

	Norway — 0.1%
15,144	Frontline Ltd	360,645
15,774	StatoilHydro ASA	333,139
	Total Norway	693,784

	Portugal — 0.1%
41,615	Portugal Telecom SGPS SA	374,294

	Singapore — 1.4%
205,000	Neptune Orient Lines Ltd	219,310
235,000	Oversea-Chinese Banking Corp Ltd	1,186,546
614,000	SembCorp Marine Ltd	1,316,072
186,000	Singapore Exchange Ltd	952,487
150,000	Singapore Press Holdings Ltd	308,470
1,043,670	Singapore Telecommunications	2,185,264
113,000	United Overseas Bank Ltd	1,121,249
	Total Singapore	7,289,398

	Spain — 1.9%
4,642	ACS Actividades de Construccion y Servicios SA	242,614
63,441	Banco Bilbao Vizcaya Argentaria SA	772,687
87,274	Banco Popular Espanol SA	777,734
78,740	Banco Santander SA	836,568
25,020	Inditex SA	1,131,543
101,414	Repsol YPF SA	2,284,101
175,272	Telefonica SA	3,796,811
	Total Spain	9,842,058

	Sweden — 2.3%
158,286	Boliden AB	1,239,998
221,287	Ericsson LM B Shares	2,050,314
80,157	Hennes & Mauritz AB Class B	3,839,011
74,595	Investor AB Class B	1,170,094

191,944	Nordea Bank AB	1,542,705
16,858	Skanska AB Class B	187,036
42,612	SKF AB Class B	504,254
58,100	Svenska Handelsbanken AB Class A	1,133,956
13,519	Swedish Match AB	217,783
	Total Sweden	11,885,151

	Switzerland — 8.5%
8,365	Actelion Ltd (Registered) *	433,568
2,523	Bobst Group AG (Registered) *	79,051
51,153	Compagnie Financiere Richemont SA Class A	1,119,927
314,051	Nestle SA (Registered)	11,435,499
442,271	Novartis AG (Registered)	17,697,994
46,276	Roche Holding AG (Non Voting)	6,336,318
6,641	Swatch Group AG	1,108,564
2,245	Swisscom AG (Registered)	665,521
3,810	Syngenta AG (Registered)	929,245
24,240	Synthes Inc	2,496,171
163,477	UBS AG (Registered) *	2,464,252
	Total Switzerland	44,766,110

	United Kingdom — 21.3%
104,170	3i Group Plc	411,832
58,893	Amlin Plc	335,447
18,023	Antofagasta Plc	185,529
350,954	AstraZeneca Plc	14,643,526
51,284	Autonomy Corp Plc *	1,284,100
84,547	BAE Systems Plc	470,598
758,554	Barclays Plc	3,685,797
295,235	BG Group Plc	5,424,787
275,317	BP Plc	2,275,864
116,923	British American Tobacco Plc	3,204,803
536,129	BT Group Plc	759,341
126,276	Burberry Group Plc	786,699
275,515	Cable & Wireless Plc	602,649
195,670	Cadbury Plc	1,708,668
64,189	Capita Group Plc	745,671
212,432	Centrica Plc	848,302
197,295	Cobham Plc	571,341
325,054	Compass Group Plc	1,890,636
165,679	Diageo Plc	2,269,097
116,587	Drax Group Plc	927,887
1,342,512	DSG International Plc	513,019
62,566	Experian Plc	464,589
1,292,544	GlaxoSmithKline Plc	21,858,371
386,361	Home Retail Group Plc	1,458,341
238,668	HSBC Holdings Plc	2,161,863
23,999	Imperial Tobacco Group Plc	624,295
10,364	Intertek Group Plc	176,771
86,979	J Sainsbury Plc	439,549
193,486	Kingfisher Plc	558,305
1,163,797	Lloyds Banking Group Plc	1,281,652
138,946	Marks & Spencer Group Plc	642,046
71,343	Next Plc	1,692,726
84,929	Pearson Plc	904,486
74,819	Reckitt Benckiser Group Plc	3,259,027
165,891	Reed Elsevier Plc	1,347,247
11,320	Rio Tinto Plc	515,741
2,312,286	Royal Bank of Scotland Group Plc *	1,437,309

188,582	Royal Dutch Shell Group Class A (Amsterdam)	5,102,915
158,745	Royal Dutch Shell Plc B Shares (London)	4,330,867
240,203	RSA Insurance Group Plc	491,849
156,433	Sage Group Plc	483,852
91,642	Scottish & Southern Energy Plc	1,734,846
36,302	Signet Jewelers Ltd	652,765
157,015	Smith & Nephew Plc	1,147,420
29,186	SSL International Plc	241,252
24,269	Standard Chartered Plc	496,422
241,841	Tesco Plc	1,437,135
6,593	Thomson Reuters Plc	181,419
94,798	Travis Perkins Plc	832,780
106,015	Tullow Oil Plc	1,715,021
36,764	Unilever Plc	867,644
3,112,328	Vodafone Group Plc	5,855,088
253,927	William Hill Plc	874,693
80,496	Wolseley Plc *	1,367,853
251,559	Wolseley Plc (Deferred) *	—
39,772	WPP Plc	297,233
86,738	Xstrata Plc	972,995
	Total United Kingdom	111,451,960
	TOTAL COMMON STOCKS (COST $565,658,357)	507,511,053

	PREFERRED STOCKS — 0.0%

	Germany — 0.0%
5,825	Henkel AG & Co KGaA 2.38%	179,737
	TOTAL PREFERRED STOCKS (COST $168,104)	179,737

	RIGHTS AND WARRANTS — 0.2%

	Australia — 0.0%
809,803	GPT Group Rights, Expires 06/09/09*	—

	France — 0.0%
11,634	Casino Guichard-Perrachon SA Rights, Expires 07/10/09*	43,934

	United Kingdom — 0.2%
133,932	3i Group Plc Rights, Expires 06/11/09*	227,298
958,937	DSG International Plc Rights, Expires 06/03/09*	147,088
723,067	Lloyds Banking Group Plc Rights, Expires 06/05/09*	345,583
66,358	Travis Perkins Plc Rights, Expires 06/11/09*	183,405
	Total United Kingdom	903,374
	TOTAL RIGHTS AND WARRANTS (COST $2,974,370)	947,308

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 2.4%

2,996,234	Banco Santander Time Deposit, 0.02% - 0.14%, due 06/01/09	2,996,234
67,502	Bank of America Time Deposit, 0.07%, due 06/01/09	67,502
2,209,920	Bank of Tokyo-Mitsubishi Time Deposit, 0.06%, due 06/01/09	2,209,920
299,294	Brown Brothers Harriman Time Deposit, 0.01% - 2.07%, due 06/01/09	299,294
2,996,291	Citibank Time Deposit, 0.14%, due 06/01/09	2,996,291
81,113	HSBC Bank (Hong Kong) Time Deposit, 0.02%, due 06/01/09	81,113
2,997,225	HSBC Bank (London) Time Deposit, 0.10% - 0.14%, due 06/01/09	2,997,225

974,509	JPMorgan Chase Time Deposit, 0.01% - 0.14%, due 06/01/09	974,509
	TOTAL SHORT-TERM INVESTMENTS (COST $12,622,088)	12,622,088

	TOTAL INVESTMENTS — 99.5% (Cost $581,422,919)	521,260,186

	Other Assets and Liabilities (net) — 0.5%	2,361,847

	TOTAL NET ASSETS — 100.0%	$523,622,033

As of May 31, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$582,124,961	$41,108,043	$(101,972,818)	$(60,864,775)

A summary of outstanding financial instruments at May 31, 2009 is as follows:

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
15	E-Mini MSCI EAFE	June 2009	$997,620	$144,420

As of May 31, 2009, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*       Non-income producing security.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price, or broker bid (if the private market is more relevant in determining market value than the exchange).  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost.  Shares of investment funds are generally valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different than the value realized upon its sale.  For information about the pricing of some specific positions (e.g. swaps) see descriptions below.  Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE.  As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor using that vendor’s proprietary models.  As of May 31, 2009, 93.48% of the net assets of the Fund were valued using fair value prices based on models used by that third party vendor and are classified as using level 2 inputs in the table below.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs.

Level 3 — Valuations based on inputs that are unobservable and significant.

The following is a summary of the categorization of investments by inputs used as of May 31, 2009 in valuing the Fund’s investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$30,855,486	$—
Level 2 — Other Significant Observable Inputs	490,404,700	144,420
Level 3 — Significant Unobservable Inputs	—	—
Total	$521,260,186	$144,420

*Other financial instruments include futures contracts.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 — Quoted Prices	$—	$—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—
Total	$—	$—

The Fund held no investments or other financial instruments at either February 28, 2009 or May 31, 2009, whose fair value was determined using Level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amounts of the change in relative values of the two currencies).  The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.  Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses.  Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  These contracts involve market risk in excess of the unrealized gain or loss.  They expose the Fund to the risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts.

Rights and Warrants

A Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of options on securities, as described in Options below. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.

Futures contracts

The Fund may purchase and sell futures contracts.  A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price during a specified future time period.  Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is settled on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid market for the contract, the imposition of price limits or the failure of counterparty to perform under the contract terms.  Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded.  Because many foreign exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign futures in those markets or on those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor’s proprietary models.

Options

The Fund may purchase put and call options.  A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium for a purchased option.  That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option.  Premiums paid for options that expire are treated as realized losses.  Premiums paid for options that are exercised or closed are deducted from the proceeds of the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

The Fund may write (i.e., sell) call and put options.  Writing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options that expire are treated as realized gains.  Premiums received from writing options that are exercised or closed are deducted from the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the option.  In the event that the Fund writes call or put options without an offsetting exposure (e.g. call options on a security that the Fund does not own), it bears the risk of substantial losses if the price of the underlying asset increases (calls) or decreases (puts) during the term of the option.  Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written.  The Fund values options traded over-the-counter using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps.  A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument.  Some swap contracts are net settled. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral and will typically post or receive additional collateral as market values change.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest payments, one party will receive a payment from or make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities.  Buying credit default protection reduces the buyer’s exposure (or increases negative exposure) in the event of an issuer’s default (e.g., it is intended to reduce risk where a party owns a security issued by or otherwise has exposure to the issuer).  Selling credit default protection subjects the seller to exposure to an issuer’s default or other credit events.  A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event (e.g., issuer default or similar event).  If no credit event occurs, the seller has no payment obligations.  For credit default swap agreements on asset-backed securities, a credit event may be triggered by various events, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security.  For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss.  Payments received or made on swap agreements are recorded as realized gain or loss.  Gains or losses are realized upon termination of the swap agreements, or reset dates as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement.  Such risks include the possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that the collateral the other party posts may be insufficient or not timely received by the Fund.  Specifically, the amount shown as owed to the Fund under a swap agreement is not reduced if there is uncertainty about the counterparty’s willingness or ability to pay.  Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

Investment risks

The Fund is subject to risks involved in investing in foreign securities that are not presented by investments in U.S. securities. These risks may involve adverse political and economic developments, including expropriation and the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

Disclosures about Derivative Instruments and Hedging Activities–Effective March 1, 2009, the Fund adopted FASB Statement of Financial Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). This standard is an amendment to FASB Statement No. 133 (“FASB 133”), “Accounting for Derivative Instruments” which expands the disclosure requirements of FASB 133 regarding an entity’s derivative instruments and hedging activities.

The table below summarizes the fair values of derivatives held by the Fund at May 31, 2009 by risk category:

Derivatives not accounted for as hedging	Asset Derivatives (Unrealized Appreciation)	Liability Derivatives (Unrealized Depreciation)
instruments under Statement 133^^	Fair Value	Fair Value
Interest rate contracts	$—	$—
Foreign exchange contracts	—	—
Credit contracts	—	—
Equity contracts*	144,420	—
Other contracts	—	—
Total	$144,420	$—

* Includes cumulative appreciation/depreciation of futures contracts.

^^ As the Fund values its derivatives at fair value and recognizes changes in fair value through the statement of operations, it does not qualify for hedge accounting under FASB 133. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of SFAS 161 disclosure.

The amounts above correspond with amounts in the Schedule of Investments for “Futures Contracts”.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2009 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 98.3%

	Consumer Discretionary — 5.8%
300	Abercrombie & Fitch Co.-Class A	9,033
100	Advance Auto Parts, Inc.	4,259
200	Amazon.com, Inc. *	15,598
200	American Eagle Outfitters, Inc.	2,962
800	Apollo Group, Inc.-Class A *	47,280
100	AutoZone, Inc. *	15,215
600	Bed Bath & Beyond, Inc. *	16,866
200	Best Buy Co., Inc.	7,020
1,200	Coach, Inc. *	31,524
1,900	Comcast Corp.-Class A	26,163
300	DirecTV Group (The), Inc. *	6,750
200	Dollar Tree, Inc. *	8,954
200	Family Dollar Stores, Inc.	6,054
200	H&R Block, Inc.	2,920
200	Harley-Davidson, Inc.	3,394
200	Hasbro, Inc.	5,082
4,200	Home Depot, Inc.	97,272
300	ITT Educational Services, Inc. *	27,537
300	Johnson Controls, Inc.	5,979
400	Kohl’s Corp. *	16,988
400	Leggett & Platt, Inc.	5,872
1,800	Lowe’s Cos., Inc.	34,218
1,300	McDonald’s Corp.	76,687
100	Netflix, Inc. *	3,942
100	O’Reilly Automotive, Inc. *	3,605
100	Polo Ralph Lauren Corp.	5,382
200	Ross Stores, Inc.	7,832
200	Sherwin-Williams Co. (The)	10,560
500	Staples, Inc.	10,225
500	Target Corp.	19,650
200	Time Warner, Inc.	4,684
100	TJX Cos. (The), Inc.	2,951
	Total Consumer Discretionary	542,458

	Consumer Staples — 22.6%
5,900	Altria Group, Inc.	100,831
800	Avon Products, Inc.	21,248
400	Campbell Soup Co.	11,088
300	Clorox Co.	15,732
6,400	Coca-Cola Co. (The)	314,624
1,700	Colgate-Palmolive Co.	112,115
100	Energizer Holdings, Inc. *	5,226
400	Estee Lauder Cos. (The), Inc.-Class A	13,232
900	General Mills, Inc.	46,062
400	Hershey Co. (The)	14,088
400	HJ Heinz Co.	14,632
600	Kellogg Co.	25,950
1,100	Kimberly-Clark Corp.	57,079
900	Kraft Foods, Inc.-Class A	23,499
400	Kroger Co. (The)	9,120
100	Lorillard, Inc.	6,833
4,500	PepsiCo, Inc.	234,225
5,500	Philip Morris International, Inc.	234,520
4,800	Procter & Gamble Co. (The)	249,312
300	Sysco Corp.	7,188

9,800	Wal-Mart Stores, Inc.	487,452
4,300	Walgreen Co.	128,097
	Total Consumer Staples	2,132,153

	Energy — 11.5%
100	Apache Corp.	8,426
400	BJ Services Co.	6,256
200	Cabot Oil & Gas Corp.	7,026
100	Chesapeake Energy Corp.	2,266
5,400	Chevron Corp.	360,018
200	Cimarex Energy Co.	6,524
1,774	ConocoPhillips	81,320
200	ENSCO International, Inc.	7,778
100	EOG Resources, Inc.	7,319
7,500	Exxon Mobil Corp.	520,125
200	Halliburton Co.	4,586
200	Helmerich & Payne, Inc.	6,994
300	Nabors Industries Ltd. *	5,364
100	Noble Energy, Inc.	5,948
300	Occidental Petroleum Corp.	20,133
200	Patterson-UTI Energy, Inc.	2,868
200	Pioneer Natural Resources Co.	5,624
300	Plains Exploration & Production Co. *	8,484
200	Southwestern Energy Co. *	8,694
600	Valero Energy Corp.	13,422
	Total Energy	1,089,175

	Financials — 2.7%
200	Aflac, Inc.	7,100
700	Allstate Corp. (The)	18,011
100	Assurant, Inc.	2,363
600	BB&T Corp.	13,452
500	Chubb Corp.	19,825
100	Goldman Sachs Group (The), Inc.	14,457
600	Hudson City Bancorp, Inc.	7,698
200	JPMorgan Chase & Co.	7,380
500	Marsh & McLennan Cos., Inc.	9,460
300	MetLife, Inc.	9,450
200	Moody’s Corp.	5,478
300	Morgan Stanley	9,096
100	PNC Financial Services Group, Inc.	4,555
600	Progressive Corp. (The)*	9,678
100	T. Rowe Price Group, Inc.	4,057
200	Torchmark Corp.	8,032
900	Travelers Cos. (The), Inc.	36,594
300	Unum Group	5,133
400	US Bancorp	7,680
300	W.R. Berkley Corp.	6,507
1,800	Wells Fargo & Co.	45,900
	Total Financials	251,906

	Health Care
	Biotechnology — 3.7%
5,400	Amgen, Inc. *	269,676
200	Biogen Idec, Inc. *	10,358
200	Celgene Corp. *	8,448
100	Cephalon, Inc. *	5,831
100	Genzyme Corp. *	5,914
900	Gilead Sciences, Inc. *	38,790

200	Myriad Genetics, Inc. *	7,232
200	Vertex Pharmaceuticals, Inc. *	5,962
		352,211

	Health Care Distributors — 0.6%
500	AmerisourceBergen Corp.	18,550
400	Cardinal Health, Inc.	14,300
500	McKesson Corp.	20,575
		53,425

	Health Care Equipment — 1.5%
200	Baxter International, Inc.	10,238
2,100	Medtronic, Inc.	72,135
200	Stryker Corp.	7,688
1,100	Zimmer Holdings, Inc. *	49,005
		139,066

	Health Care Services — 0.3%
100	DaVita, Inc. *	4,511
200	Express Scripts, Inc. *	12,810
100	Medco Health Solutions, Inc. *	4,589
100	Quest Diagnostics, Inc.	5,222
		27,132

	Life Sciences Tools & Services — 0.0%
100	Illumina, Inc. *	3,671

	Managed Health Care — 3.2%
600	Coventry Health Care, Inc. *	10,830
8,121	UnitedHealth Group, Inc.	216,019
1,500	WellPoint, Inc. *	69,855
		296,704

	Pharmaceuticals — 19.0%
4,400	Abbott Laboratories	198,264
3,200	Bristol-Myers Squibb Co.	63,744
3,800	Eli Lilly & Co.	131,366
1,800	Forest Laboratories, Inc. *	42,642
8,500	Johnson & Johnson	468,860
4,500	Merck & Co., Inc.	124,110
36,030	Pfizer, Inc.	547,296
800	Schering-Plough Corp.	19,520
4,400	Wyeth	197,384
		1,793,186
	Total Health Care	2,665,395

	Industrials — 3.8%
1,200	3M Co.	68,520
300	Burlington Northern Santa Fe Corp.	21,732
300	CH Robinson Worldwide, Inc.	15,246
200	Copart, Inc. *	6,138
400	CSX Corp.	12,704
100	Danaher Corp.	6,035
75	DigitalGlobe, Inc. *	1,352
500	Fastenal Co.	16,610
100	FedEx Corp.	5,543
700	General Dynamics Corp.	39,830
1,300	General Electric Co.	17,524
100	L-3 Communications Holdings, Inc.	7,351
100	Lockheed Martin Corp.	8,363
400	Norfolk Southern Corp.	14,880
100	Parker-Hannifin Corp.	4,226
300	Tyco International Ltd.	8,283
400	Union Pacific Corp.	19,708

700	United Parcel Service, Inc.-Class B	35,798
900	United Technologies Corp.	47,349
200	Waste Management, Inc.	5,518
	Total Industrials	362,710

	Information Technology — 21.3%
100	Affiliated Computer Services, Inc.-Class A *	4,494
100	Alliance Data Systems Corp. *	4,050
400	Altera Corp.	6,808
100	Apple, Inc. *	13,581
200	Automatic Data Processing, Inc.	7,602
100	Avnet, Inc. *	2,301
14,800	Cisco Systems, Inc. *	273,800
100	Cognizant Technology Solutions Corp.-Class A *	2,519
1,900	Dell, Inc. *	22,002
1,861	eBay, Inc. *	32,791
500	EMC Corp. *	5,875
100	Factset Research Systems, Inc.	5,290
100	Fiserv, Inc. *	4,236
400	Global Payments, Inc.	14,384
410	Google, Inc.-Class A *	171,064
600	Hewlett-Packard Co.	20,610
1,400	International Business Machines Corp.	148,792
100	McAfee, Inc. *	3,923
22,800	Microsoft Corp.	476,292
100	NetApp, Inc. *	1,950
20,700	Oracle Corp.	405,513
7,900	Qualcomm, Inc.	344,361
600	Symantec Corp. *	9,354
100	Visa, Inc.-Class A	6,771
300	Western Digital Corp. *	7,455
500	Western Union Co.	8,815
300	Xilinx, Inc.	6,222
	Total Information Technology	2,010,855

	Materials — 0.2%
300	Dow Chemical Co. (The)	5,304
200	Nucor Corp.	8,782
200	Pactiv Corp. *	4,480
	Total Materials	18,566

	Telecommunication Services — 1.8%
3,263	AT&T, Inc.	80,890
200	CenturyTel, Inc.	6,170
2,742	Verizon Communications, Inc.	80,231
	Total Telecommunication Services	167,291

	Utilities — 0.3%
200	Consolidated Edison, Inc.	7,092
100	FirstEnergy Corp.	3,779
300	PG&E Corp.	11,013
200	Southern Co.	5,682
	Total Utilities	27,566
	TOTAL COMMON STOCKS (COST $9,336,181)	9,268,075

	SHORT-TERM INVESTMENTS — 1.1%

	Money Market Funds — 1.1%
103,049	State Street Institutional Treasury Money Market Fund-Institutional Class	103,049
	TOTAL SHORT-TERM INVESTMENTS (COST $103,049)	103,049

	TOTAL INVESTMENTS — 99.4% (Cost $9,439,230)	9,371,124

	Other Assets and Liabilities (net) — 0.6%	56,867

	TOTAL NET ASSETS — 100.0%	$9,427,991

As of May 31, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$9,627,430	$742,965	$(999,271)	$(256,306)

Notes to Schedule of Investments:

*                               Non-income producing security.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price, or broker bid (if the private market is more relevant in determining market value than the exchange).  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost.  Shares of investment funds are generally valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different than the value realized upon its sale.  For information about the pricing of some specific positions (e.g. swaps) see descriptions below.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the categorization of investments by inputs used as of May 31, 2009 in valuing the Fund’s investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$9,268,075	$—
Level 2 – Other Significant Observable Inputs	103,049	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$9,371,124	$—

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$—

The Fund held no investments or other financial instruments at either February 28, 2009 or May 31, 2009, whose fair value was determined using level 3 inputs.

Futures contracts

The Fund may purchase and sell futures contracts.  A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price during a specified future time period.  Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is settled on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid market for the contract, the imposition of price limits or the failure of counterparty to perform under the contract terms.  Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded.

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, swaps on securities and securities indicies, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps.  A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument.  Some swap contracts are net settled. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral and will typically post or receive additional collateral as market values change.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest payments, one party will receive a payment from or make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities.  Buying credit default protection reduces the buyer’s exposure (or increases negative exposure) in the event of an issuer’s default (e.g., it is intended to reduce risk where a party owns a security issued by or otherwise has exposure to the issuer).  Selling credit default protection subjects the seller to exposure to an issuer’s default or other credit events.  A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event (e.g., issuer default or similar event).  If no credit event occurs, the seller has no payment obligations.    For credit default swap agreements on asset-backed securities, a credit event may be triggered by various events, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss.  Payments received or made on swap agreements are recorded as realized gain or loss.  Gains or losses are realized upon termination of the swap agreements, or reset dates as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement.  Such risks include the possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that the collateral the other party posts may be insufficient or not timely received by the Fund.  Specifically, the amount shown as owed to the Fund under a swap agreement is not reduced if there is uncertainty about the counterparty’s willingness or ability to pay. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

Disclosures about Derivative Instruments and Hedging Activities–Effective March 1, 2009, the Fund adopted FASB Statement of Financial Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). This standard is an amendment to FASB Statement No. 133 (“FASB 133”), “Accounting for Derivative Instruments” which expands the disclosure requirements of FASB 133 regarding an entity’s derivative instruments and hedging activities.

The Fund adopted SFAS 161 on March 1, 2009.  As of May 31, 2009, the Fund held no derivative contracts for the purposes of SFAS 161.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2009 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 96.3%

	Consumer Discretionary — 9.6%
600	Abercrombie & Fitch Co.-Class A	18,066
500	Advance Auto Parts, Inc.	21,295
500	Amazon.com, Inc. *	38,995
2,000	Apollo Group, Inc.-Class A *	118,200
650	AutoZone, Inc. *	98,898
2,200	Bed Bath & Beyond, Inc. *	61,842
1,000	Best Buy Co., Inc.	35,100
700	Cablevision Systems Corp.-Class A	13,321
4,900	CBS Corp.-Class B (Non Voting)	36,162
3,200	Coach, Inc. *	84,064
8,300	Comcast Corp.-Class A	114,291
900	DirecTV Group (The), Inc. *	20,250
900	Dollar Tree, Inc. *	40,293
1,000	Family Dollar Stores, Inc.	30,270
1,000	Gap (The), Inc.	17,850
300	Genuine Parts Co.	10,044
1,600	H&R Block, Inc.	23,360
600	Harley-Davidson, Inc.	10,182
700	Hasbro, Inc.	17,787
13,200	Home Depot, Inc.	305,712
600	ITT Educational Services, Inc. *	55,074
400	J.C. Penney Co., Inc.	10,436
2,300	Kohl’s Corp. *	97,681
800	Leggett & Platt, Inc.	11,744
1,100	Limited Brands, Inc.	13,761
6,100	Lowe’s Cos., Inc.	115,961
3,600	McDonald’s Corp.	212,364
400	McGraw-Hill Cos. (The), Inc.	12,036
2,800	News Corp.-Class A	27,384
27	NVR, Inc. *	13,362
600	O’Reilly Automotive, Inc. *	21,630
600	PetSmart, Inc.	12,216
300	Polo Ralph Lauren Corp.	16,146
700	Ross Stores, Inc.	27,412
100	Sears Holdings Corp. *	5,685
800	Sherwin-Williams Co. (The)	42,240
1,900	Staples, Inc.	38,855
700	Target Corp.	27,510
566	Time Warner Cable, Inc.	17,427
200	TJX Cos. (The), Inc.	5,902
800	Urban Outfitters, Inc. *	16,336
	Total Consumer Discretionary	1,917,144

	Consumer Staples — 15.9%
1,200	Avon Products, Inc.	31,872
1,100	Campbell Soup Co.	30,492
200	Church & Dwight Co., Inc.	10,054
1,000	Clorox Co.	52,440
9,600	Coca-Cola Co. (The)	471,936
2,500	Colgate-Palmolive Co.	164,875
1,000	Constellation Brands, Inc.-Class A *	11,560
1,300	CVS Caremark Corp.	38,740
600	Dean Foods Co. *	11,280
900	Estee Lauder Cos. (The), Inc.-Class A	29,772
2,800	General Mills, Inc.	143,304

300	Hansen Natural Corp. *	11,004
1,400	Hershey Co. (The)	49,308
1,200	HJ Heinz Co.	43,896
200	JM Smucker Co. (The)	8,052
1,100	Kellogg Co.	47,575
1,600	Kimberly-Clark Corp.	83,024
1,200	Kraft Foods, Inc.-Class A	31,332
3,000	Kroger Co. (The)	68,400
400	McCormick & Co., Inc. (Non Voting)	12,208
7,900	PepsiCo, Inc.	411,195
6,948	Procter & Gamble Co. (The)	360,879
365	Supervalu, Inc.	6,059
500	Sysco Corp.	11,980
15,700	Wal-Mart Stores, Inc.	780,918
8,200	Walgreen Co.	244,278
	Total Consumer Staples	3,166,433

	Energy — 13.4%
100	Anadarko Petroleum Corp.	4,778
120	Apache Corp.	10,111
300	Baker Hughes, Inc.	11,718
1,800	BJ Services Co.	28,152
200	Cabot Oil & Gas Corp.	7,026
400	Chesapeake Energy Corp.	9,064
12,100	Chevron Corp.	806,707
500	Cimarex Energy Co.	16,310
6,951	ConocoPhillips	318,634
500	ENSCO International, Inc.	19,445
150	EOG Resources, Inc.	10,979
14,700	Exxon Mobil Corp.	1,019,445
500	Halliburton Co.	11,465
300	Helmerich & Payne, Inc.	10,491
1,500	Nabors Industries Ltd. *	26,820
100	National Oilwell Varco, Inc. *	3,862
200	Noble Energy, Inc.	11,896
2,300	Occidental Petroleum Corp.	154,353
1,000	Patterson-UTI Energy, Inc.	14,340
600	Pioneer Natural Resources Co.	16,872
700	Plains Exploration & Production Co. *	19,796
400	Southwestern Energy Co. *	17,388
500	Spectra Energy Corp.	8,025
800	Sunoco, Inc.	24,344
3,200	Valero Energy Corp.	71,584
	Total Energy	2,653,605

	Financials — 4.0%
100	Aflac, Inc.	3,550
2,900	Allstate Corp. (The)	74,617
400	Assurant, Inc.	9,452
688	Bank of America Corp.	7,754
2,700	BB&T Corp.	60,534
600	Brown & Brown, Inc.	11,568
2,100	Chubb Corp.	83,265
500	Fidelity National Financial, Inc.-Class A	6,970
320	Goldman Sachs Group (The), Inc.	46,262
400	HCC Insurance Holdings, Inc.	9,876
600	Hudson City Bancorp, Inc.	7,698
500	JPMorgan Chase & Co.	18,450
3,000	Marsh & McLennan Cos., Inc.	56,760

900	Moody’s Corp.	24,651
300	Odyssey Re Holdings Corp.	12,063
700	People’s United Financial, Inc.	11,060
100	PNC Financial Services Group, Inc.	4,555
1,900	Progressive Corp. (The)*	30,647
300	Torchmark Corp.	12,048
4,400	Travelers Cos. (The), Inc.	178,904
35	Unum Group	599
1,400	US Bancorp	26,880
1,300	W.R. Berkley Corp.	28,197
2,300	Wells Fargo & Co.	58,650
	Total Financials	785,010

	Health Care
	Biotechnology — 3.8%
11,900	Amgen, Inc. *	594,286
600	Biogen Idec, Inc. *	31,074
100	Celgene Corp. *	4,224
200	Cephalon, Inc. *	11,662
2,100	Gilead Sciences, Inc. *	90,510
400	Myriad Genetics, Inc. *	14,464
700	PDL BioPharma, Inc.	4,865
400	Vertex Pharmaceuticals, Inc. *	11,924
		763,009
	Health Care Distributors — 1.1%
1,400	AmerisourceBergen Corp.	51,940
1,900	Cardinal Health, Inc.	67,925
2,400	McKesson Corp.	98,760
200	Patterson Cos., Inc. *	4,118
		222,743
	Health Care Equipment — 1.8%
100	Bard (C.R.), Inc.	7,149
1,100	Baxter International, Inc.	56,309
200	Covidien Ltd.	7,144
200	Edwards Lifesciences Corp. *	12,768
3,300	Medtronic, Inc.	113,355
500	Stryker Corp.	19,220
100	Varian Medical Systems, Inc. *	3,576
3,000	Zimmer Holdings, Inc. *	133,650
		353,171
	Health Care Services — 0.8%
400	DaVita, Inc. *	18,044
1,000	Express Scripts, Inc. *	64,050
300	Medco Health Solutions, Inc. *	13,767
800	Omnicare, Inc.	21,624
700	Quest Diagnostics, Inc.	36,554
		154,039
	Life Sciences Tools & Services — 0.1%
600	Thermo Fisher Scientific, Inc. *	23,346

	Managed Health Care — 4.2%
1,500	Coventry Health Care, Inc. *	27,075
21,067	UnitedHealth Group, Inc.	560,382
5,100	WellPoint, Inc. *	237,507
		824,964
	Pharmaceuticals —15.2%
7,400	Abbott Laboratories	333,444
9,500	Bristol-Myers Squibb Co.	189,240
5,300	Eli Lilly & Co.	183,221

4,600	Forest Laboratories, Inc. *	108,974
12,620	Johnson & Johnson	696,119
9,600	Merck & Co., Inc.	264,768
800	Mylan, Inc. *	10,568
54,690	Pfizer, Inc.	830,741
3,000	Schering-Plough Corp.	73,200
7,500	Wyeth	336,450
		3,026,725
	Total Health Care	5,367,997

	Industrials — 3.9%
1,700	3M Co.	97,070
1,030	Burlington Northern Santa Fe Corp.	74,613
500	CH Robinson Worldwide, Inc.	25,410
300	Copart, Inc. *	9,207
1,200	CSX Corp.	38,112
200	Danaher Corp.	12,070
469	DigitalGlobe, Inc. *	8,456
100	Dun & Bradstreet Corp.	8,179
1,300	Fastenal Co.	43,186
1,800	General Dynamics Corp.	102,420
400	JB Hunt Transport Services, Inc.	12,292
600	Kansas City Southern *	9,894
100	L-3 Communications Holdings, Inc.	7,351
200	Manpower, Inc.	8,502
600	Masco Corp.	6,216
1,700	Norfolk Southern Corp.	63,240
200	Parker-Hannifin Corp.	8,452
200	Ryder System, Inc.	5,636
900	Southwest Airlines Co.	6,066
900	Tyco International Ltd.	24,849
1,400	Union Pacific Corp.	68,978
800	United Parcel Service, Inc.-Class B	40,912
1,100	United Technologies Corp.	57,871
300	URS Corp. *	14,424
100	W.W. Grainger, Inc.	7,883
800	Waste Management, Inc.	22,072
	Total Industrials	783,361

	Information Technology — 19.1%
1,300	Affiliated Computer Services, Inc.-Class A *	58,422
300	Alliance Data Systems Corp. *	12,150
600	Altera Corp.	10,212
900	Automatic Data Processing, Inc.	34,209
300	BMC Software, Inc. *	10,230
31,300	Cisco Systems, Inc. *	579,050
200	Citrix Systems, Inc. *	6,282
100	Cognizant Technology Solutions Corp.-Class A *	2,519
4,600	Dell, Inc. *	53,268
4,300	eBay, Inc. *	75,766
1,800	EMC Corp. *	21,150
300	Global Payments, Inc.	10,788
750	Google, Inc.-Class A *	312,922
1,970	International Business Machines Corp.	209,372
3,400	Lawson Software, Inc. *	17,884
60	MasterCard, Inc.-Class A	10,580
700	McAfee, Inc. *	27,461
38,100	Microsoft Corp.	795,909
700	NetApp, Inc. *	13,650

2,600	Novell, Inc. *	10,816
36,900	Oracle Corp.	722,871
15,232	Qualcomm, Inc.	663,963
200	Red Hat, Inc. *	3,990
3,000	Symantec Corp. *	46,770
300	Visa, Inc.-Class A	20,313
500	Western Digital Corp. *	12,425
1,400	Western Union Co.	24,682
1,200	Xilinx, Inc.	24,888
	Total Information Technology	3,792,542

	Materials — 1.0%
3,000	Alcoa, Inc.	27,660
1,900	Barrick Gold Corp.	72,352
6,900	Domtar Corp. *	7,866
1,600	Dow Chemical Co. (The)	28,288
200	FMC Corp.	10,870
400	Nucor Corp.	17,564
500	Pactiv Corp. *	11,200
200	Reliance Steel & Aluminum Co.	7,598
300	Scotts Miracle-Gro Co. (The)-Class A	10,290
200	Vulcan Materials Co.	8,858
	Total Materials	202,546

	Telecommunication Services — 1.6%
4,839	AT&T, Inc.	119,959
400	CenturyTel, Inc.	12,340
1,300	Frontier Communications Corp.	9,464
600	MetroPCS Communications, Inc. *	10,278
5,784	Verizon Communications, Inc.	169,240
	Total Telecommunication Services	321,281

	Utilities — 0.8%
600	Aqua America, Inc.	9,894
600	Consolidated Edison, Inc.	21,276
300	FirstEnergy Corp.	11,337
500	MDU Resources Group, Inc.	9,230
300	NSTAR	9,021
1,300	PG&E Corp.	47,723
300	Progress Energy, Inc.	10,653
1,000	Southern Co.	28,410
900	TECO Energy, Inc.	10,098
	Total Utilities	157,642
	TOTAL COMMON STOCKS (COST $22,377,689)	19,147,561

	SHORT-TERM INVESTMENTS — 3.4%

	Money Market Funds — 3.4%
670,071	State Street Institutional Treasury Money Market Fund-Institutional Class	670,071
	TOTAL SHORT-TERM INVESTMENTS (COST $670,071)	670,071

	TOTAL INVESTMENTS — 99.7% (Cost $23,047,760)	19,817,632

	Other Assets and Liabilities (net) — 0.3%	69,477

	TOTAL NET ASSETS — 100.0%	$19,887,109

As of May 31, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$23,970,886	$375,637	$(4,528,891)	$(4,153,254)

A summary of outstanding financial instruments at May 31, 2009 is as follows:

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
9	S&P 500 E-Mini Index	June 2009	$413,145	$66,117

As of May 31, 2009, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

*      Non-income producing security.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price, or broker bid (if the private market is more relevant in determining market value than the exchange).  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost.  Shares of investment funds are generally valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different than the value realized upon its sale.  For information about the pricing of some specific positions (e.g. swaps) see descriptions below.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the categorization of investments by inputs used as of May 31, 2009 in valuing the Fund’s investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$19,147,561	$66,117
Level 2 – Other Significant Observable Inputs	670,071	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$19,817,632	$66,117

*Other financial instruments include futures contracts.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$—

The Fund held no investments or other financial instruments at either February 28, 2009 or May 31, 2009, whose fair value was determined using Level 3 inputs.

Futures contracts

The Fund may purchase and sell futures contracts.  A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price during a specified future time period.  Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is settled on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid market for the contract, the imposition of price limits or the failure of counterparty to perform under the contract terms.  Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded.

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps.  A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument.  Some swap contracts are net settled. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral and will typically post or receive additional collateral as market values change.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest payments, one party will receive a payment from or make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities.  Buying credit default protection reduces the buyer’s exposure (or increases negative exposure) in the event of an issuer’s default (e.g., it is intended to reduce risk where a party owns a security issued by or otherwise has exposure to the issuer).  Selling credit default protection subjects the seller to exposure to an issuer’s default or other credit events.  A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event (e.g., issuer default or similar event).  If no credit event occurs, the seller has no payment obligations.  For credit default swap agreements on asset-backed securities, a credit event may be triggered by various events, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security.  For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss.  Payments received or made on swap agreements are recorded as realized gain or loss.  Gains or losses are realized upon termination of the swap agreements, or reset dates as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement.  Such risks include the possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that the collateral the other party posts may be insufficient or not timely received by the Fund.  Specifically, the amount shown as owed to the Fund under a swap agreement is not reduced if there is uncertainty about the counterparty’s willingness or ability to pay.  Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

Disclosures about Derivative Instruments and Hedging Activities–Effective March 1, 2009, the Fund adopted FASB Statement of Financial Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). This standard is an amendment to FASB Statement No. 133 (“FASB 133”), “Accounting for Derivative Instruments” which expands the disclosure requirements of FASB 133 regarding an entity’s derivative instruments and hedging activities.

The table below summarizes the fair values of derivatives held by the Fund at May 31, 2009 by risk category:

Derivatives not accounted for as hedging	Asset Derivatives (Unrealized Appreciation)	Liability Derivatives (Unrealized Depreciation)
instruments under Statement 133^^	Fair Value	Fair Value
Interest rate contracts	$—	$—
Foreign exchange contracts	—	—
Credit contracts	—	—
Equity contracts*	66,117	—
Other contracts	—	—
Total	$66,117	$—

* Includes cumulative appreciation/depreciation of futures contracts.

^^ As the Fund values its derivatives at fair value and recognizes changes in fair value through the statement of operations, it does not qualify for hedge accounting under FASB 133. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of SFAS 161 disclosure.

The amounts above correspond with amounts in the Schedule of Investments for “Futures Contracts”.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2009 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 95.9%

	Consumer Discretionary — 9.3%
49,400	Abercrombie & Fitch Co.-Class A	1,487,434
53,700	Advance Auto Parts, Inc.	2,287,083
46,400	Amazon.com, Inc. *	3,618,736
176,300	Apollo Group, Inc.-Class A *	10,419,330
9,500	AutoNation, Inc. *	150,860
56,610	AutoZone, Inc. *	8,613,211
178,700	Bed Bath & Beyond, Inc. *	5,023,257
85,000	Best Buy Co., Inc.	2,983,500
36,500	Cablevision Systems Corp.-Class A	694,595
14,700	Career Education Corp. *	295,176
371,100	CBS Corp.-Class B (Non Voting)	2,738,718
259,400	Coach, Inc. *	6,814,438
708,500	Comcast Corp.-Class A	9,756,045
58,300	DirecTV Group (The), Inc. *	1,311,750
61,500	Dollar Tree, Inc. *	2,753,355
93,700	Family Dollar Stores, Inc.	2,836,299
111,100	Gap (The), Inc.	1,983,135
16,400	Genuine Parts Co.	549,072
148,400	H&R Block, Inc.	2,166,640
26,400	Harley-Davidson, Inc.	448,008
60,400	Hasbro, Inc.	1,534,764
1,135,804	Home Depot, Inc.	26,305,221
35,700	Interpublic Group of Cos., Inc. *	187,068
56,000	ITT Educational Services, Inc. *	5,140,240
27,900	J.C. Penney Co., Inc.	727,911
26,600	Johnson Controls, Inc.	530,138
188,300	Kohl’s Corp. *	7,997,101
49,800	Leggett & Platt, Inc.	731,064
106,700	Limited Brands, Inc.	1,334,817
509,800	Lowe’s Cos., Inc.	9,691,298
13,900	Mattel, Inc.	216,979
307,300	McDonald’s Corp.	18,127,627
21,400	McGraw-Hill Cos. (The), Inc.	643,926
8,800	Netflix, Inc. *	346,896
227,600	News Corp.-Class A	2,225,928
1,721	NVR, Inc. *	851,723
42,800	O’Reilly Automotive, Inc. *	1,542,940
6,700	Omnicom Group, Inc.	204,350
4,900	Penn National Gaming, Inc. *	162,043
61,400	PetSmart, Inc.	1,250,104
27,100	Polo Ralph Lauren Corp.	1,458,522
63,600	Ross Stores, Inc.	2,490,576
20,900	Sears Holdings Corp. *	1,188,165
68,700	Sherwin-Williams Co. (The)	3,627,360
169,100	Staples, Inc.	3,458,095
1,750	Strayer Education, Inc.	322,472
65,700	Target Corp.	2,582,010
43,764	Time Warner Cable, Inc.	1,347,494
30,600	TJX Cos. (The), Inc.	903,006
57,400	Urban Outfitters, Inc. *	1,172,108
2,800	VF Corp.	159,096
5,300	Whirlpool Corp.	223,342
	Total Consumer Discretionary	165,615,026

	Consumer Staples — 17.6%
1,040,600	Altria Group, Inc.	17,783,854
74,300	Avon Products, Inc.	1,973,408
97,200	Campbell Soup Co.	2,694,384
11,300	Church & Dwight Co., Inc.	568,051
82,600	Clorox Co.	4,331,544
786,800	Coca-Cola Co. (The)	38,679,088
9,700	Coca-Cola Enterprises, Inc.	161,602
208,100	Colgate-Palmolive Co.	13,724,195
56,000	Constellation Brands, Inc.-Class A *	647,360
112,600	CVS Caremark Corp.	3,355,480
37,400	Dean Foods Co. *	703,120
78,900	Estee Lauder Cos. (The), Inc.-Class A	2,610,012
7,000	Flowers Foods, Inc.	148,190
235,800	General Mills, Inc.	12,068,244
12,600	Hansen Natural Corp. *	462,168
120,500	Hershey Co. (The)	4,244,010
94,400	HJ Heinz Co.	3,453,152
25,000	JM Smucker Co. (The)	1,006,500
80,600	Kellogg Co.	3,485,950
127,800	Kimberly-Clark Corp.	6,631,542
102,100	Kraft Foods, Inc.-Class A	2,665,831
261,000	Kroger Co. (The)	5,950,800
15,700	Lorillard, Inc.	1,072,781
13,900	McCormick & Co., Inc. (Non Voting)	424,228
5,300	Pepsi Bottling Group (The), Inc.	174,158
654,600	PepsiCo, Inc.	34,071,930
686,200	Philip Morris International, Inc.	29,259,568
564,800	Procter & Gamble Co. (The)	29,335,712
2,400	Ralcorp Holdings, Inc. *	137,448
27,125	Supervalu, Inc.	450,275
23,800	Sysco Corp.	570,248
1,392,300	Wal-Mart Stores, Inc.	69,253,002
709,700	Walgreen Co.	21,141,963
	Total Consumer Staples	313,239,798

	Energy — 12.9%
3,900	Anadarko Petroleum Corp.	186,342
13,530	Apache Corp.	1,140,038
26,200	Baker Hughes, Inc.	1,023,372
140,400	BJ Services Co.	2,195,856
21,200	Cabot Oil & Gas Corp.	744,756
38,800	Chesapeake Energy Corp.	879,208
952,600	Chevron Corp.	63,509,842
38,400	Cimarex Energy Co.	1,252,608
621,468	ConocoPhillips	28,488,093
34,600	ENSCO International, Inc.	1,345,594
13,570	EOG Resources, Inc.	993,188
1,342,200	Exxon Mobil Corp.	93,081,570
55,600	Halliburton Co.	1,274,908
28,300	Helmerich & Payne, Inc.	989,651
119,900	Nabors Industries Ltd. *	2,143,812
15,600	National Oilwell Varco, Inc. *	602,472
18,700	Noble Energy, Inc.	1,112,276
205,200	Occidental Petroleum Corp.	13,770,972
81,800	Patterson-UTI Energy, Inc.	1,173,012
55,100	Pioneer Natural Resources Co.	1,549,412
51,100	Plains Exploration & Production Co. *	1,445,108
37,500	Southwestern Energy Co. *	1,630,125

55,400	Spectra Energy Corp.	889,170
56,700	Sunoco, Inc.	1,725,381
266,600	Valero Energy Corp.	5,963,842
	Total Energy	229,110,608

	Financials — 4.0%
18,500	Aflac, Inc.	656,750
271,600	Allstate Corp. (The)	6,988,268
6,800	American Express Co.	168,980
9,800	American Financial Group, Inc.	209,916
8,700	Aon Corp.	313,200
30,300	Arthur J. Gallagher & Co.	634,785
19,300	Assurant, Inc.	456,059
61,877	Bank of America Corp.	697,354
251,000	BB&T Corp.	5,627,420
26,900	Brown & Brown, Inc.	518,632
16,800	Capitol Federal Financial	707,112
189,700	Chubb Corp.	7,521,605
4,800	City National Corp.	175,536
5,100	Commerce Bancshares, Inc.	160,497
4,000	Cullen/Frost Bankers, Inc.	195,800
53,300	Fidelity National Financial, Inc.-Class A	743,002
15,600	First American Corp.	355,992
27,400	Goldman Sachs Group (The), Inc.	3,961,218
2,200	Greenhill & Co., Inc.	161,700
32,800	HCC Insurance Holdings, Inc.	809,832
83,700	Hudson City Bancorp, Inc.	1,073,871
41,600	JPMorgan Chase & Co.	1,535,040
239,100	Marsh & McLennan Cos., Inc.	4,523,772
58,500	Moody’s Corp.	1,602,315
13,300	Odyssey Re Holdings Corp.	534,793
23,700	Old Republic International Corp.	242,451
68,400	People’s United Financial, Inc.	1,080,720
10,600	PNC Financial Services Group, Inc.	482,830
159,800	Progressive Corp. (The)*	2,577,574
19,600	SEI Investments Co.	302,428
27,300	TFS Financial Corp.	311,493
29,000	Torchmark Corp.	1,164,640
4,900	Transatlantic Holdings, Inc.	189,679
367,000	Travelers Cos. (The), Inc.	14,922,220
15,300	Unum Group	261,783
93,800	US Bancorp	1,800,960
23,235	Valley National Bancorp	282,073
103,450	W.R. Berkley Corp.	2,243,830
208,600	Wells Fargo & Co.	5,319,300
	Total Financials	71,515,430

	Health Care
	Biotechnology — 3.9%
1,039,500	Amgen, Inc. *	51,912,630
65,400	Biogen Idec, Inc. *	3,387,066
19,700	Celgene Corp. *	832,128
24,900	Cephalon, Inc. *	1,451,919
191,100	Gilead Sciences, Inc. *	8,236,410
29,800	Myriad Genetics, Inc. *	1,077,568
99,100	PDL BioPharma, Inc.	688,745
49,500	Vertex Pharmaceuticals, Inc. *	1,475,595
		69,062,061

	Health Care Distributors — 1.1%
125,300	AmerisourceBergen Corp.	4,648,630
162,900	Cardinal Health, Inc.	5,823,675
208,300	McKesson Corp.	8,571,545
22,000	Patterson Cos., Inc. *	452,980
		19,496,830
	Health Care Equipment — 1.8%
8,000	Bard (C.R.), Inc.	571,920
95,300	Baxter International, Inc.	4,878,407
88,700	Boston Scientific Corp. *	833,780
24,400	Covidien Ltd.	871,568
20,700	Edwards Lifesciences Corp. *	1,321,488
7,500	Gen-Probe, Inc. *	319,725
276,100	Medtronic, Inc.	9,484,035
4,300	ResMed, Inc. *	159,401
30,700	Stryker Corp.	1,180,108
3,800	Teleflex, Inc.	170,430
21,700	Varian Medical Systems, Inc. *	775,992
258,900	Zimmer Holdings, Inc. *	11,533,995
		32,100,849
	Health Care Services — 0.7%
26,700	DaVita, Inc. *	1,204,437
90,400	Express Scripts, Inc. *	5,790,120
14,500	Medco Health Solutions, Inc. *	665,405
57,700	Omnicare, Inc.	1,559,631
58,300	Quest Diagnostics, Inc.	3,044,426
		12,264,019
	Health Care Supplies — 0.0%
5,200	Inverness Medical Innovations, Inc. *	169,156

	Health Care Technology — 0.0%
8,900	Cerner Corp. *	518,781

	Life Sciences Tools & Services — 0.1%
4,200	Covance, Inc. *	176,484
51,400	Thermo Fisher Scientific, Inc. *	1,999,974
		2,176,458
	Managed Health Care — 4.0%
97,300	Coventry Health Care, Inc. *	1,756,265
5,700	Humana, Inc. *	178,581
1,813,972	UnitedHealth Group, Inc.	48,251,655
453,900	WellPoint, Inc. *	21,138,123
		71,324,624
	Pharmaceuticals —15.1%
642,100	Abbott Laboratories	28,933,026
838,500	Bristol-Myers Squibb Co.	16,702,920
467,300	Eli Lilly & Co.	16,154,561
8,000	Endo Pharmaceuticals Holdings, Inc. *	127,440
417,700	Forest Laboratories, Inc. *	9,895,313
1,120,300	Johnson & Johnson	61,795,748
63,900	King Pharmaceuticals, Inc. *	604,494
829,400	Merck & Co., Inc.	22,874,852
44,200	Mylan, Inc. *	583,882
4,903,980	Pfizer, Inc.	74,491,457
283,700	Schering-Plough Corp.	6,922,280
5,600	Watson Pharmaceuticals, Inc. *	169,400
648,700	Wyeth	29,100,682
		268,356,055
	Total Health Care	475,468,833

	Industrials — 3.8%
136,600	3M Co.	7,799,860
6,500	Aecom Technology Corp. *	207,415
90,070	Burlington Northern Santa Fe Corp.	6,524,671
4,400	Caterpillar, Inc.	156,024
48,100	CH Robinson Worldwide, Inc.	2,444,442
6,500	Cintas Corp.	151,385
32,400	Copart, Inc. *	994,356
107,500	CSX Corp.	3,414,200
14,900	Danaher Corp.	899,215
39,937	DigitalGlobe, Inc. *	720,064
7,000	Dover Corp.	220,080
6,400	Dun & Bradstreet Corp.	523,456
100,800	Fastenal Co.	3,348,576
150,100	General Dynamics Corp.	8,540,690
36,900	JB Hunt Transport Services, Inc.	1,133,937
31,200	Kansas City Southern *	514,488
8,300	L-3 Communications Holdings, Inc.	610,133
12,000	Manpower, Inc.	510,120
45,800	Masco Corp.	474,488
148,100	Norfolk Southern Corp.	5,509,320
9,100	Owens Corning, Inc. *	126,763
18,700	Parker-Hannifin Corp.	790,262
10,000	Robert Half International, Inc.	213,900
13,100	Rockwell Collins, Inc.	555,702
30,500	Ryder System, Inc.	859,490
122,900	Southwest Airlines Co.	828,346
80,700	Tyco International Ltd.	2,228,127
124,000	Union Pacific Corp.	6,109,480
69,500	United Parcel Service, Inc.-Class B	3,554,230
85,100	United Technologies Corp.	4,477,111
7,500	URS Corp. *	360,600
10,100	W.W. Grainger, Inc.	796,183
57,000	Waste Management, Inc.	1,572,630
	Total Industrials	67,169,744

	Information Technology — 18.4%
7,200	Adobe Systems, Inc. *	202,896
118,300	Affiliated Computer Services, Inc.-Class A *	5,316,402
22,500	Alliance Data Systems Corp. *	911,250
69,200	Altera Corp.	1,177,784
67,700	Automatic Data Processing, Inc.	2,573,277
20,000	BMC Software, Inc. *	682,000
16,700	Broadcom Corp.-Class A *	425,516
2,610,400	Cisco Systems, Inc. *	48,292,400
24,800	Citrix Systems, Inc. *	778,968
17,400	Cognizant Technology Solutions Corp.-Class A *	438,306
21,200	Computer Sciences Corp. *	900,152
380,700	Dell, Inc. *	4,408,506
359,900	eBay, Inc. *	6,341,438
127,200	EMC Corp. *	1,494,600
9,400	Fidelity National Information Services, Inc.	181,044
37,300	Global Payments, Inc.	1,341,308
62,190	Google, Inc.-Class A *	25,947,534
159,830	International Business Machines Corp.	16,986,733
13,000	Intuit, Inc. *	353,860

311,947	Lawson Software, Inc. *	1,640,841
9,300	Linear Technology Corp.	217,713
95,900	LSI Corp. *	428,673
6,080	MasterCard, Inc.-Class A	1,072,086
46,300	McAfee, Inc. *	1,816,349
3,371,100	Microsoft Corp.	70,422,279
29,800	Motorola, Inc.	180,588
10,500	NCR Corp. *	112,770
41,600	NetApp, Inc. *	811,200
327,800	Novell, Inc. *	1,363,648
14,100	NVIDIA Corp. *	147,063
3,090,800	Oracle Corp.	60,548,772
1,312,000	Qualcomm, Inc.	57,190,080
29,700	Red Hat, Inc. *	592,515
34,800	SAIC, Inc. *	607,956
10,900	SanDisk Corp. *	170,694
242,100	Symantec Corp. *	3,774,339
26,200	Visa, Inc.-Class A	1,774,002
42,900	Western Digital Corp. *	1,066,065
125,400	Western Union Co.	2,210,802
74,500	Xilinx, Inc.	1,545,130
	Total Information Technology	326,447,539

	Materials — 1.0%
230,600	Alcoa, Inc.	2,126,132
159,100	Barrick Gold Corp.	6,058,528
16,000	Bemis Co., Inc.	401,440
12,100	Crown Holdings, Inc. *	284,350
878,674	Domtar Corp. *	1,001,688
116,700	Dow Chemical Co. (The)	2,063,256
12,300	FMC Corp.	668,505
1,900	Martin Marietta Materials, Inc.	154,793
36,700	Nucor Corp.	1,611,497
45,500	Pactiv Corp. *	1,019,200
7,900	Reliance Steel & Aluminum Co.	300,121
15,000	Scotts Miracle-Gro Co. (The)-Class A	514,500
11,300	Sealed Air Corp.	226,113
7,400	Sonoco Products Co.	180,264
26,200	Vulcan Materials Co.	1,160,398
	Total Materials	17,770,785

	Telecommunication Services — 1.5%
400,467	AT&T, Inc.	9,927,577
34,600	CenturyTel, Inc.	1,067,410
111,100	Frontier Communications Corp.	808,808
22,200	MetroPCS Communications, Inc. *	380,286
484,822	Verizon Communications, Inc.	14,185,892
20,700	Windstream Corp.	174,087
	Total Telecommunication Services	26,544,060

	Utilities — 0.7%
20,500	Aqua America, Inc.	338,045
6,400	Atmos Energy Corp.	153,600
60,800	Consolidated Edison, Inc.	2,155,968
20,000	FirstEnergy Corp.	755,800
8,800	Hawaiian Electric Industries, Inc.	151,800
6,300	Integrys Energy Group, Inc.	170,667
27,900	MDU Resources Group, Inc.	515,034
14,800	NSTAR	445,036

118,900	PG&E Corp.	4,364,819
6,200	Piedmont Natural Gas Co., Inc.	140,492
6,000	Pinnacle West Capital Corp.	165,900
11,300	Progress Energy, Inc.	401,263
67,100	Southern Co.	1,906,311
41,200	TECO Energy, Inc.	462,264
9,900	Xcel Energy, Inc.	169,785
	Total Utilities	12,296,784
	TOTAL COMMON STOCKS (COST $2,013,795,248)	1,705,178,607

Shares/ Par Value($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 1.3%

	Money Market Funds — 0.2%
3,499,691	State Street Institutional Treasury Money Market Fund-Institutional Class	3,499,691

	Other Short-Term Investments — 1.1%
20,000,000	U.S. Treasury Bill, 0.41%, due 04/08/10 (a)	19,930,880
	TOTAL SHORT-TERM INVESTMENTS (COST $23,416,224)	23,430,571

	TOTAL INVESTMENTS — 97.2% (Cost $2,037,211,472)	1,728,609,178

	Other Assets and Liabilities (net) — 2.8%	49,616,857

	TOTAL NET ASSETS — 100.0%	$1,778,226,035

As of May 31, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$2,124,913,006	$32,629,633	$(428,933,461)	$(396,303,828)

A summary of outstanding financial instruments at May 31, 2009 is as follows:

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
909	S&P 500 E-Mini Index	June 2009	$41,727,645	$3,045,806

As of May 31, 2009, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

*                 Non-income producing security.

(a)          Rate shown represents yield-to-maturity.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price, or broker bid (if the private market is more relevant in determining market value than the exchange).  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost.  Shares of investment funds are generally valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different than the value realized upon its sale.  For information about the pricing of some specific positions (e.g. swaps) see descriptions below.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the categorization of investments by inputs used as of May 31, 2009 in valuing the Fund’s investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$1,725,109,487	$3,045,806
Level 2 – Other Significant Observable Inputs	3,499,691	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$1,728,609,178	$3,045,806

*Other financial instruments include futures contracts.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$—

The Fund held no investments or other financial instruments at either February 28, 2009 or May 31, 2009, whose fair value was determined using Level 3 inputs.

Futures contracts

The Fund may purchase and sell futures contracts.  A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price during a specified future time period.  Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is settled on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid market for the contract, the imposition of price limits or the failure of counterparty to perform under the contract terms.  Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded.

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps.  A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument.  Some swap contracts are net settled. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral and will typically post or receive additional collateral as market values change.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest payments, one party will receive a payment from or make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities.  Buying credit default protection reduces the buyer’s exposure (or increases negative exposure) in the event of an issuer’s default (e.g., it is intended to reduce risk where a party owns a security issued by or otherwise has exposure to the issuer).  Selling credit default protection subjects the seller to exposure to an issuer’s default or other credit events.  A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event (e.g., issuer default or similar event).  If no credit event occurs, the seller has no payment obligations.  For credit default swap agreements on asset-backed securities, a credit event may be triggered by various events, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security.  For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss.  Payments received or made on swap agreements are recorded as realized gain or loss.  Gains or losses are realized upon termination of the swap agreements, or reset dates as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement.  Such risks include the possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that the collateral the other party posts may be insufficient or not timely received by the Fund.  Specifically, the amount shown as owed to the Fund under a swap agreement is not reduced if there is uncertainty about the counterparty’s willingness or ability to pay.  Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

Disclosures about Derivative Instruments and Hedging Activities—Effective March 1, 2009, the Fund adopted FASB Statement of Financial Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). This standard is an amendment to FASB Statement No. 133 (“FASB 133”), “Accounting for Derivative Instruments” which expands the disclosure requirements of FASB 133 regarding an entity’s derivative instruments and hedging activities.

The table below summarizes the fair values of derivatives held by the Fund at May 31, 2009 by risk category:

Derivatives not accounted for as hedging instruments under Statement 133^^	Asset Derivatives (Unrealized Appreciation) Fair Value	Liability Derivatives (Unrealized Depreciation) Fair Value
Interest rate contracts	$—	$—
Foreign exchange contracts	—	—
Credit contracts	—	—
Equity contracts*	3,045,806	—
Other contracts	—	—
Total	$3,045,806	$—

* Includes cumulative appreciation/depreciation of futures contracts.

^^ As the Fund values its derivatives at fair value and recognizes changes in fair value through the statement of operations, it does not qualify for hedge accounting under FASB 133.  The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of SFAS 161 disclosure.

The amounts above correspond with amounts in the Schedule of Investments for “Futures Contracts”.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2009 (Unaudited)

Shares	Description	Value ($)

	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
5,677,954	GMO U.S. Core Equity Fund, Class VI	50,760,910
3,217,386	GMO U.S. Quality Equity Fund, Class VI	52,218,170
96,623	GMO U.S. Small/Mid Cap Growth Fund, Class III	874,437
182,447	GMO U.S. Small/Mid Cap Value Fund, Class III	928,657
	TOTAL MUTUAL FUNDS (COST $132,240,255)	104,782,174

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 0.0%

21,459	State Street Eurodollar Time Deposit, 0.01%, due 06/01/09	21,459
	TOTAL SHORT-TERM INVESTMENTS (COST $21,459)	21,459

	TOTAL INVESTMENTS — 100.0% (Cost $132,261,714)	104,803,633

	Other Assets and Liabilities (net) — (0.0%)	(14,111)

	TOTAL NET ASSETS — 100.0%	$104,789,522

As of May 31, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$136,144,556	$—	$(31,340,923)	$(31,340,923)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2009 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO U.S. Core Equity Fund, Class VI	$31,320,002	$12,969,429	$—	$326,962	$—	$50,760,910
GMO U.S. Quality Equity Fund, Class VI	36,936,978	9,292,986	—	292,986	—	52,218,170
GMO U.S. Small/Mid Cap Growth Fund, Class III	542,365	201,042	—	1,042	—	874,437
GMO U.S. Small/Mid Cap Value Fund, Class III	619,508	204,141	—	4,141	—	928,657
Totals	$69,418,853	$22,667,598	$—	$625,131	$—	$104,782,174

Notes to Schedule of Investments:

Portfolio valuation

Shares of the underlying funds and other mutual funds are generally valued at their net asset value.

Investments held by the underlying funds are valued as follows.  Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price, or broker bid (if the private market is more relevant in determining market value than the exchange).  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost.  Shares of investment funds are generally valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different than the value realized upon its sale.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the categorization of investments by inputs used as of May 31, 2009 in valuing the Fund’s investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$104,803,633	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$104,803,633	$—

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$—

Underlying funds are classified above as either level 1 or level 2.   For the underlying funds’ summary of valuation inputs (including level 3 inputs, if any) please refer to the respective fund’s portfolio valuation note.

The Fund held no investments or other financial instruments at either February 28, 2009 or May 31, 2009, whose fair value was determined using level 3 inputs.

Disclosures about Derivative Instruments and Hedging Activities–Effective March 1, 2009, the Fund adopted FASB Statement of Financial Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). This standard is an amendment to FASB Statement No. 133 (“FASB 133”), “Accounting for Derivative Instruments” which expands the disclosure requirements of FASB 133 regarding an entity’s derivative instruments and hedging activities.

The Fund adopted SFAS 161 on March 1, 2009.  As of May 31, 2009, the Fund held no derivative contracts for the purposes of SFAS 161.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO U.S. Growth Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2009 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 96.6%

	Consumer Discretionary — 11.9%
5,400	Advance Auto Parts, Inc.	229,986
1,560	AutoZone, Inc. *	237,354
6,000	Bed Bath & Beyond, Inc. *	168,660
3,800	Big Lots, Inc. *	87,438
1,800	Brinker International, Inc.	32,220
8,900	Comcast Corp.-Class A	122,553
900	Darden Restaurants, Inc.	32,553
4,400	DirecTV Group (The), Inc. *	99,000
5,800	Dollar Tree, Inc. *	259,666
3,400	DreamWorks Animation SKG, Inc.-Class A *	94,724
7,300	Family Dollar Stores, Inc.	220,971
2,600	Foot Locker, Inc.	28,886
12,300	H&R Block, Inc.	179,580
5,500	Hasbro, Inc.	139,755
3,100	Home Depot, Inc.	71,796
900	John Wiley and Sons, Inc.-Class A	28,449
6,800	Kohl’s Corp. *	288,796
5,100	Limited Brands, Inc.	63,801
7,068	Lowe’s Cos., Inc.	134,363
13,400	McDonald’s Corp.	790,466
3,300	McGraw-Hill Cos. (The), Inc.	99,297
1,500	Nike, Inc.-Class B	85,575
300	NVR, Inc. *	148,470
2,200	Panera Bread Co.-Class A *	117,128
9,300	PetSmart, Inc.	189,348
2,600	Phillips-Van Heusen Corp.	76,622
4,900	Pulte Homes, Inc.	43,120
6,100	Ross Stores, Inc.	238,876
4,300	Sherwin-Williams Co. (The)	227,040
5,800	Staples, Inc.	118,610
8,200	Time Warner, Inc.	192,044
	Total Consumer Discretionary	4,847,147

	Consumer Staples
	Distillers & Vintners — 0.4%
4,000	Brown-Forman Corp.-Class B	175,400

	Drug Retail — 1.4%
6,700	CVS Caremark Corp.	199,660
12,600	Walgreen Co.	375,354
		575,014
	Food Distributors — 1.0%
16,700	Sysco Corp.	400,132

	Food Retail — 0.6%
11,000	Kroger Co. (The)	250,800

	Household Products — 6.2%
5,100	Church & Dwight Co., Inc.	256,377
7,100	Clorox Co.	372,324
7,700	Colgate-Palmolive Co.	507,815
400	Energizer Holdings, Inc. *	20,904
5,600	Kimberly-Clark Corp.	290,584
21,000	Procter & Gamble Co. (The)	1,090,740
		2,538,744

	Hypermarkets & Super Centers — 4.2%
4,600	Costco Wholesale Corp.	223,192
30,000	Wal-Mart Stores, Inc.	1,492,200
		1,715,392
	Packaged Foods & Meats — 4.8%
7,900	Campbell Soup Co.	218,988
10,600	Dean Foods Co. *	199,280
7,000	General Mills, Inc.	358,260
6,800	Hershey Co. (The)	239,496
5,700	HJ Heinz Co.	208,506
4,000	Hormel Foods Corp.	138,960
1,700	JM Smucker Co. (The)	68,442
6,000	Kellogg Co.	259,500
1,200	Kraft Foods, Inc.-Class A	31,332
7,900	McCormick & Co., Inc. (Non Voting)	241,108
		1,963,872
	Personal Products — 1.9%
6,100	Alberto-Culver Co.	141,764
10,100	Avon Products, Inc.	268,256
7,300	Estee Lauder Cos. (The), Inc.-Class A	241,484
5,600	NBTY, Inc. *	138,264
		789,768
	Soft Drinks — 5.3%
20,600	Coca-Cola Co. (The)	1,012,696
3,400	Hansen Natural Corp. *	124,712
2,200	Pepsi Bottling Group (The), Inc.	72,292
18,500	PepsiCo, Inc.	962,925
		2,172,625
	Tobacco — 3.6%
25,684	Altria Group, Inc.	438,939
3,100	Lorillard, Inc.	211,823
18,884	Philip Morris International, Inc.	805,214
		1,455,976
	Total Consumer Staples	12,037,723

	Energy — 1.8%
8,900	Exxon Mobil Corp.	617,215
600	Occidental Petroleum Corp.	40,266
900	Sunoco, Inc.	27,387
1,200	Tidewater, Inc.	57,204
	Total Energy	742,072

	Financials — 0.7%
8,200	Apartment Investment & Management Co.-Class A REIT	77,490
1,800	Brown & Brown, Inc.	34,704
1,000	Digital Realty Trust, Inc. REIT	35,770
1,300	Marsh & McLennan Cos., Inc.	24,596
2,100	People’s United Financial, Inc.	33,180
3,000	W.R. Berkley Corp.	65,070
	Total Financials	270,810

	Health Care — 19.3%
25,700	Abbott Laboratories	1,158,042
3,100	AmerisourceBergen Corp.	115,010
7,200	Amgen, Inc. *	359,568
5,900	Baxter International, Inc.	302,021
29,500	Bristol-Myers Squibb Co.	587,640
800	Cardinal Health, Inc.	28,600

3,100	Cephalon, Inc. *	180,761
2,000	Edwards Lifesciences Corp. *	127,680
8,100	Eli Lilly & Co.	280,017
9,400	Gilead Sciences, Inc. *	405,140
20,164	Johnson & Johnson	1,112,246
7,000	Lincare Holdings, Inc. *	152,460
1,800	McKesson Corp.	74,070
15,500	Medtronic, Inc.	532,425
17,900	Merck & Co., Inc.	493,682
14,700	Mylan, Inc. *	194,187
8,500	Omnicare, Inc.	229,755
27,076	Pfizer, Inc.	411,285
3,000	Quest Diagnostics, Inc.	156,660
10,900	Schering-Plough Corp.	265,960
4,194	UnitedHealth Group, Inc.	111,560
1,300	Vertex Pharmaceuticals, Inc. *	38,753
6,700	Watson Pharmaceuticals, Inc. *	202,675
2,300	WellPoint, Inc. *	107,111
6,200	Wyeth	278,132
	Total Health Care	7,905,440

	Industrials — 5.1%
7,900	3M Co.	451,090
19,400	AMR Corp. *	86,330
4,300	Delta Air Lines, Inc. *	24,983
344	DigitalGlobe, Inc. *	6,202
600	Dun & Bradstreet Corp.	49,074
2,500	Emerson Electric Co.	80,225
1,700	Lockheed Martin Corp.	142,171
2,200	MSC Industrial Direct Co., Inc.-Class A	80,036
4,900	Pitney Bowes, Inc.	112,112
7,700	Robert Half International, Inc.	164,703
3,900	United Parcel Service, Inc.-Class B	199,446
7,100	United Technologies Corp.	373,531
2,600	W.W. Grainger, Inc.	204,958
4,100	Waste Management, Inc.	113,119
	Total Industrials	2,087,980

	Information Technology
	Application Software — 0.7%
17,600	Compuware Corp. *	134,288
5,000	Intuit, Inc. *	136,100
		270,388
	Communications Equipment — 4.7%
56,600	Cisco Systems, Inc. *	1,047,100
3,900	F5 Networks, Inc. *	123,864
17,200	Qualcomm, Inc.	749,748
		1,920,712
	Computer Hardware — 8.3%
6,060	Apple, Inc. *	823,009
3,000	Diebold, Inc.	74,160
24,800	Hewlett-Packard Co.	851,880
15,580	International Business Machines Corp.	1,655,842
		3,404,891
	Data Processing & Outsourced Services — 0.8%
4,300	Affiliated Computer Services, Inc.-Class A *	193,242
1,600	Automatic Data Processing, Inc.	60,816
4,000	Fidelity National Information Services, Inc.	77,040
		331,098

	Electronic Manufacturing Services — 0.3%
17,200	Jabil Circuit, Inc.	134,676

	Internet Software & Services — 2.6%
2,100	eBay, Inc. *	37,002
2,260	Google, Inc.-Class A *	942,940
4,000	IAC/InterActiveCorp *	64,640
		1,044,582
	IT Consulting & Other Services — 0.8%
10,200	Accenture Ltd.-Class A	305,286

	Semiconductors — 1.3%
1,700	Altera Corp.	28,934
18,100	Integrated Device Technology, Inc. *	101,903
19,908	Intel Corp.	312,954
11,200	LSI Corp. *	50,064
2,600	Xilinx, Inc.	53,924
		547,779
	Systems Software — 7.2%
800	McAfee, Inc. *	31,384
89,400	Microsoft Corp.	1,867,566
52,400	Oracle Corp.	1,026,516
1,500	Symantec Corp. *	23,385
		2,948,851
	Technology Distributors — 0.1%
1,400	Arrow Electronics, Inc. *	33,866
	Total Information Technology	10,942,129

	Materials — 0.3%
600	Ball Corp.	23,880
1,100	Pactiv Corp. *	24,640
1,100	Scotts Miracle-Gro Co. (The)-Class A	37,730
700	Vulcan Materials Co.	31,003
	Total Materials	117,253

	Telecommunication Services — 1.1%
4,845	AT&T, Inc.	120,107
1,000	CenturyTel, Inc.	30,850
22,600	Frontier Communications Corp.	164,528
15,400	Windstream Corp.	129,514
	Total Telecommunication Services	444,999

	Utilities — 0.2%
7,400	CenterPoint Energy, Inc.	74,888
600	PG&E Corp.	22,026
	Total Utilities	96,914
	TOTAL COMMON STOCKS (COST $42,905,787)	39,492,467

	SHORT-TERM INVESTMENTS — 3.1%

	Money Market Funds — 3.1%
1,273,789	State Street Institutional Treasury Money Market Fund-Institutional Class	1,273,789
	TOTAL SHORT-TERM INVESTMENTS (COST $1,273,789)	1,273,789

	TOTAL INVESTMENTS — 99.7% (Cost $44,179,576)	40,766,256

	Other Assets and Liabilities (net) — 0.3%	127,708

	TOTAL NET ASSETS — 100.0%	$40,893,964

As of May 31, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$45,210,497	$576,435	$(5,020,676)	$(4,444,241)

A summary of outstanding financial instruments at May 31, 2009 is as follows:

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
19	S&P 500 E-Mini Index	June 2009	$872,195	$159,137

As of May 31, 2009, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*                           Non-income producing security.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price, or broker bid (if the private market is more relevant in determining market value than the exchange).  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost.  Shares of investment funds are generally valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different than the value realized upon its sale.  For information about the pricing of some specific positions (e.g. swaps) see descriptions below.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the categorization of investments by inputs used as of May 31, 2009 in valuing the Fund’s investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$39,492,467	$159,137
Level 2 – Other Significant Observable Inputs	1,273,789	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$40,766,256	$159,137

*Other financial instruments include futures contracts.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$—

The Fund held no investments or other financial instruments at either February 28, 2009 or May 31, 2009, whose fair value was determined using Level 3 inputs.

Futures contracts

The Fund may purchase and sell futures contracts.  A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price during a specified future time period.  Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is settled on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid market for the contract, the imposition of price limits or the failure of counterparty to perform under the contract terms.  Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded.

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps.  A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument.  Some swap contracts are net settled. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral and will typically post or receive additional collateral as market values change.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest payments, one party will receive a payment from or make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities.  Buying credit default protection reduces the buyer’s exposure (or increases negative exposure) in the event of an issuer’s default (e.g., it is intended to reduce risk where a party owns a security issued by or otherwise has exposure to the issuer).  Selling credit default protection subjects the seller to exposure to an issuer’s default or other credit events.  A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event (e.g., issuer default or similar event).  If no credit event occurs, the seller has no payment obligations.  For credit default swap agreements on asset-backed securities, a credit event may be triggered by various events, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss.  Payments received or made on swap agreements are recorded as realized gain or loss.  Gains or losses are realized upon termination of the swap agreements, or reset dates as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement.  Such risks include the possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that the collateral the other party posts may be insufficient or not timely received by the Fund.  Specifically, the amount shown as owed to the Fund under a swap agreement is not reduced if there is uncertainty about the counterparty’s willingness or ability to pay. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

Disclosures about Derivative Instruments and Hedging Activities—Effective March 1, 2009, the Fund adopted FASB Statement of Financial Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). This standard is an amendment to FASB Statement No. 133 (“FASB 133”), “Accounting for Derivative Instruments” which expands the disclosure requirements of FASB 133 regarding an entity’s derivative instruments and hedging activities.

The table below summarizes the fair values of derivatives held by the Fund at May 31, 2009 by risk category:

Derivatives not accounted for as hedging	Asset Derivatives (Unrealized Appreciation)	Liability Derivatives (Unrealized Depreciation)
instruments under Statement 133^^	Fair Value	Fair Value
Interest rate contracts	$—	$—
Foreign exchange contracts	—	—
Credit contracts	—	—
Equity contracts*	159,137	—
Other contracts	—	—
Total	$159,137	$—

* Includes cumulative appreciation/depreciation of futures contracts.

^^ As the Fund values its derivatives at fair value and recognizes changes in fair value through the statement of operations, it does not qualify for hedge accounting under FASB 133.  The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of SFAS 161 disclosure.

The amounts above correspond with amounts in the Schedule of Investments for “Futures Contracts”.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2009 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 98.4%

	Consumer Discretionary — 9.3%
200	Abercrombie & Fitch Co.-Class A	6,022
100	Advance Auto Parts, Inc.	4,259
400	American Eagle Outfitters, Inc.	5,924
100	Apollo Group, Inc.-Class A *	5,910
600	AutoNation, Inc. *	9,528
60	AutoZone, Inc. *	9,129
700	Bed Bath & Beyond, Inc. *	19,677
200	Best Buy Co., Inc.	7,020
100	Black & Decker Corp.	3,207
300	Cablevision Systems Corp.-Class A	5,709
300	Career Education Corp. *	6,024
800	CBS Corp.-Class B (Non Voting)	5,904
400	Coach, Inc. *	10,508
3,500	Comcast Corp.-Class A	48,195
100	Dollar Tree, Inc. *	4,477
300	Family Dollar Stores, Inc.	9,081
300	Foot Locker, Inc.	3,333
200	Harley-Davidson, Inc.	3,394
100	Hasbro, Inc.	2,541
5,400	Home Depot, Inc.	125,064
100	ITT Educational Services, Inc. *	9,179
200	J.C. Penney Co., Inc.	5,218
300	Johnson Controls, Inc.	5,979
600	Jones Apparel Group, Inc.	5,460
900	Kohl’s Corp. *	38,223
200	Leggett & Platt, Inc.	2,936
700	Limited Brands, Inc.	8,757
2,500	Lowe’s Cos., Inc.	47,525
100	McDonald’s Corp.	5,899
100	Mohawk Industries, Inc. *	3,827
100	Nordstrom, Inc.	1,969
7	NVR, Inc. *	3,464
200	O’Reilly Automotive, Inc. *	7,210
200	Omnicom Group, Inc.	6,100
800	Penske Auto Group, Inc.	9,792
100	Polo Ralph Lauren Corp.	5,382
200	RadioShack Corp.	2,688
100	Sears Holdings Corp. *	5,685
200	Snap-On, Inc.	6,230
1,000	Staples, Inc.	20,450
500	Target Corp.	19,650
133	Time Warner Cable, Inc.	4,095
200	Toll Brothers, Inc. *	3,716
400	Warnaco Group (The), Inc. *	12,640
100	Whirlpool Corp.	4,214
	Total Consumer Discretionary	541,194

	Consumer Staples — 11.9%
3,600	Altria Group, Inc.	61,524
100	BJ’s Wholesale Club, Inc. *	3,524
100	Campbell Soup Co.	2,772
200	Clorox Co.	10,488
1,700	Coca-Cola Co. (The)	83,572
400	Colgate-Palmolive Co.	26,380
100	Dean Foods Co. *	1,880

700	General Mills, Inc.	35,826
100	Hershey Co. (The)	3,522
100	HJ Heinz Co.	3,658
100	JM Smucker Co. (The)	4,026
200	Kimberly-Clark Corp.	10,378
107	Kraft Foods, Inc.-Class A	2,794
300	Kroger Co. (The)	6,840
400	NBTY, Inc. *	9,876
600	PepsiAmericas, Inc.	15,780
1,100	PepsiCo, Inc.	57,255
1,400	Philip Morris International, Inc.	59,696
1,100	Procter & Gamble Co. (The)	57,134
375	Supervalu, Inc.	6,225
224	Tyson Foods, Inc.-Class A	2,984
3,200	Wal-Mart Stores, Inc.	159,168
2,300	Walgreen Co.	68,517
	Total Consumer Staples	693,819

	Energy — 20.0%
120	Apache Corp.	10,111
100	Baker Hughes, Inc.	3,906
800	BJ Services Co.	12,512
300	Chesapeake Energy Corp.	6,798
4,400	Chevron Corp.	293,348
200	Cimarex Energy Co.	6,524
4,529	ConocoPhillips	207,610
200	ENSCO International, Inc.	7,778
6,300	Exxon Mobil Corp.	436,905
100	Frontier Oil Corp.	1,747
200	Helmerich & Payne, Inc.	6,994
700	Nabors Industries Ltd. *	12,516
200	Noble Energy, Inc.	11,896
600	Occidental Petroleum Corp.	40,266
500	Oil States International, Inc. *	13,065
500	Patterson-UTI Energy, Inc.	7,170
300	Penn Virginia Corp.	5,736
200	Pioneer Natural Resources Co.	5,624
300	Spectra Energy Corp.	4,815
300	St. Mary Land & Exploration Co.	6,498
300	Sunoco, Inc.	9,129
100	Tidewater, Inc.	4,767
200	Unit Corp. *	6,702
1,700	Valero Energy Corp.	38,029
	Total Energy	1,160,446

	Financials — 11.0%
100	Aflac, Inc.	3,550
2,000	Allstate Corp. (The)	51,460
300	American Express Co.	7,455
200	American Financial Group, Inc.	4,284
100	Arch Capital Group Ltd.*	5,691
200	Associated Banc Corp.	2,894
200	Assurant, Inc.	4,726
103	AvalonBay Communities, Inc. REIT	6,332
400	Axis Capital Holdings Ltd.	9,552
1,100	BB&T Corp.	24,662
100	Boston Properties, Inc. REIT	4,832
100	BRE Properties, Inc. REIT	2,498
100	Capital One Financial Corp.	2,444

1,100	Chubb Corp.	43,615
200	City National Corp.	7,314
300	Comerica, Inc.	6,504
300	Endurance Specialty Holdings Ltd.	8,241
300	Equity Residential REIT	7,302
30	Essex Property Trust, Inc. REIT	2,043
100	Everest Re Group Ltd.	6,923
300	Fidelity National Financial, Inc.-Class A	4,182
200	First American Corp.	4,564
10	Franklin Resources, Inc.	669
220	Goldman Sachs Group (The), Inc.	31,805
600	Hartford Financial Services Group (The), Inc.	8,604
200	HCC Insurance Holdings, Inc.	4,938
300	HCP, Inc. REIT	6,969
100	Health Care REIT, Inc.	3,425
200	JPMorgan Chase & Co.	7,380
500	KeyCorp.	2,500
200	Liberty Property Trust REIT	4,656
200	Mack-Cali Realty Corp. REIT	4,942
1,000	Marsh & McLennan Cos., Inc.	18,920
900	MetLife, Inc.	28,350
200	Moody’s Corp.	5,478
800	Morgan Stanley	24,256
575	Old Republic International Corp.	5,882
100	PartnerRe Ltd.	6,526
1,600	Popular, Inc.	4,704
400	Principal Financial Group, Inc.	8,880
800	Progressive Corp. (The)*	12,904
800	Protective Life Corp.	9,888
300	Prudential Financial, Inc.	11,973
100	Public Storage REIT	6,661
200	Reinsurance Group of America, Inc.	7,356
100	RenaissanceRe Holdings Ltd.	4,577
200	StanCorp Financial Group, Inc.	6,204
100	SunTrust Banks, Inc.	1,317
400	TCF Financial Corp.	5,744
200	Torchmark Corp.	8,032
2,500	Travelers Cos. (The), Inc.	101,650
248	UDR, Inc. REIT	2,728
300	Unum Group	5,133
500	US Bancorp	9,600
201	Vornado Realty Trust REIT	9,379
700	W.R. Berkley Corp.	15,183
900	Wells Fargo & Co.	22,950
100	Zions Bancorporation	1,368
	Total Financials	642,599

	Health Care — 24.9%
800	Abbott Laboratories	36,048
800	AmerisourceBergen Corp.	29,680
2,900	Amgen, Inc. *	144,826
400	Biogen Idec, Inc. *	20,716
400	Bristol-Myers Squibb Co.	7,968
1,100	Cardinal Health, Inc.	39,325
400	Cigna Corp.	8,868
100	Covance, Inc. *	4,202
600	Coventry Health Care, Inc. *	10,830
900	Eli Lilly & Co.	31,113
300	Endo Pharmaceuticals Holdings, Inc. *	4,779

300	Express Scripts, Inc. *	19,215
1,500	Forest Laboratories, Inc. *	35,535
700	Gilead Sciences, Inc. *	30,170
100	Health Net, Inc. *	1,498
100	Humana, Inc. *	3,133
2,900	Johnson & Johnson	159,964
1,100	King Pharmaceuticals, Inc. *	10,406
400	LifePoint Hospitals, Inc. *	10,900
400	Lincare Holdings, Inc. *	8,712
1,300	McKesson Corp.	53,495
200	Mednax, Inc. *	8,100
600	Medtronic, Inc.	20,610
1,700	Merck & Co., Inc.	46,886
400	Mylan, Inc. *	5,284
300	Omnicare, Inc.	8,109
100	Patterson Cos., Inc. *	2,059
15,500	Pfizer, Inc.	235,445
100	Quest Diagnostics, Inc.	5,222
200	ResMed, Inc. *	7,414
200	Stryker Corp.	7,688
6,967	UnitedHealth Group, Inc.	185,322
100	Universal Health Services, Inc.-Class B	5,493
2,600	WellPoint, Inc. *	121,082
1,600	Wyeth	71,776
1,000	Zimmer Holdings, Inc. *	44,550
	Total Health Care	1,446,423

	Industrials — 4.5%
300	3M Co.	17,130
1,700	Avis Budget Group, Inc. *	8,160
180	Burlington Northern Santa Fe Corp.	13,039
100	Caterpillar, Inc.	3,546
200	Copart, Inc. *	6,138
400	CSX Corp.	12,704
100	Danaher Corp.	6,035
50	DigitalGlobe, Inc. *	901
700	General Dynamics Corp.	39,830
1,500	General Electric Co.	20,220
100	Kansas City Southern *	1,649
200	Manpower, Inc.	8,502
400	Masco Corp.	4,144
500	Norfolk Southern Corp.	18,600
700	Owens Corning, Inc. *	9,751
150	Parker-Hannifin Corp.	6,339
100	Rockwell Collins, Inc.	4,242
100	Ryder System, Inc.	2,818
400	Southwest Airlines Co.	2,696
675	Tyco International Ltd.	18,637
500	Union Pacific Corp.	24,635
100	United Parcel Service, Inc.-Class B	5,114
200	United Technologies Corp.	10,522
100	URS Corp. *	4,808
100	Waste Management, Inc.	2,759
300	Watson Wyatt Worldwide, Inc.	11,382
	Total Industrials	264,301

	Information Technology — 14.0%
200	Accenture Ltd.-Class A	5,986
100	Adobe Systems, Inc. *	2,818

200	Affiliated Computer Services, Inc.-Class A *	8,988
6,900	Cisco Systems, Inc. *	127,650
100	Citrix Systems, Inc. *	3,141
200	Cognizant Technology Solutions Corp.-Class A *	5,038
100	Computer Sciences Corp. *	4,246
1,800	Compuware Corp. *	13,734
1,200	Dell, Inc. *	13,896
400	Diebold, Inc.	9,888
1,300	eBay, Inc. *	22,906
500	EMC Corp. *	5,875
100	Fiserv, Inc. *	4,236
300	Global Payments, Inc.	10,788
110	Google, Inc.-Class A *	45,895
100	Hewlett-Packard Co.	3,435
300	IAC/InterActiveCorp *	4,848
400	Ingram Micro, Inc.-Class A *	6,608
320	International Business Machines Corp.	34,010
100	Lam Research Corp. *	2,619
300	Lexmark International, Inc. *	4,902
400	LSI Corp. *	1,788
6,800	Microsoft Corp.	142,052
700	NCR Corp. *	7,518
6,900	Oracle Corp.	135,171
300	QLogic Corp. *	4,095
2,800	Qualcomm, Inc.	122,052
700	Seagate Technology	6,097
200	Sybase, Inc. *	6,506
900	Symantec Corp. *	14,031
700	Tech Data Corp. *	22,414
400	Western Digital Corp. *	9,940
	Total Information Technology	813,171

	Materials — 1.2%
600	Cabot Corp.	9,582
1,200	Dow Chemical Co. (The)	21,216
300	Nucor Corp.	13,173
200	Pactiv Corp. *	4,480
200	Reliance Steel & Aluminum Co.	7,598
400	Sealed Air Corp.	8,004
100	Vulcan Materials Co.	4,429
	Total Materials	68,482

	Telecommunication Services — 1.2%
1,658	AT&T, Inc.	41,102
200	CenturyTel, Inc.	6,170
752	Verizon Communications, Inc.	22,003
	Total Telecommunication Services	69,275

	Utilities — 0.4%
100	Consolidated Edison, Inc.	3,546
300	Nicor, Inc.	9,435
300	PG&E Corp.	11,013
	Total Utilities	23,994
	TOTAL COMMON STOCKS (COST $6,716,377)	5,723,704

	RIGHTS AND WARRANTS — 0.0%

	Information Technology — 0.0%
800	Seagate Technology, Inc. Rights (a)(b)*	—
	TOTAL RIGHTS AND WARRANTS (COST $0)	—

	SHORT-TERM INVESTMENTS — 1.8%

	Money Market Funds — 1.8%
105,283	State Street Institutional Treasury Money Market Fund-Institutional Class	105,283
	TOTAL SHORT-TERM INVESTMENTS (COST $105,283)	105,283

	TOTAL INVESTMENTS — 100.2% (Cost $6,821,660)	5,828,987

	Other Assets and Liabilities (net) — (0.2%)	(13,232)

	TOTAL NET ASSETS — 100.0%	$5,815,755

As of May 31, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$7,336,825	$145,836	$(1,653,674)	$(1,507,838)

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust
*	Non-income producing security.
(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.
(b)	Bankrupt issuer.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price, or broker bid (if the private market is more relevant in determining market value than the exchange).  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost.  Shares of investment funds are generally valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different than the value realized upon its sale.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the categorization of investments by inputs used as of May 31, 2009 in valuing the Fund’s investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$5,723,704	$—
Level 2 – Other Significant Observable Inputs	105,283	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$5,828,987	$—

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$—

The Fund held no investments or other financial instruments at either February 28, 2009 or May 31, 2009, whose fair value was determined using level 3 inputs.

Rights and Warrants

A Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of options on securities, as described in Options below. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.

Futures contracts

The Fund may purchase and sell futures contracts.  A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price during a specified future time period.  Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is settled on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid market for the contract, the imposition of price limits or the failure of counterparty to perform under the contract terms.  Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded.

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps.  A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument.  Some swap contracts are net settled. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral and will typically post or receive additional collateral as market values change.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest payments, one party will receive a payment from or make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities.  Buying credit default protection reduces the buyer’s exposure (or increases negative exposure) in the event of an issuer’s default (e.g., it is intended to reduce risk where a party owns a security issued by or otherwise has exposure to the issuer).  Selling credit default protection subjects the seller to exposure to an issuer’s default or other credit events.  A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event (e.g., issuer default or similar event).  If no credit event occurs, the seller has no payment obligations.  For credit default swap agreements on asset-backed securities, a credit event may be triggered by various events, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security.  For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss.  Payments received or made on swap agreements are recorded as realized gain or loss.  Gains or losses are realized upon termination of the swap agreements, or reset dates as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement.  Such risks include the possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that the collateral the other party posts may be insufficient or not timely received by the Fund.  Specifically, the amount shown as owed to the Fund under a swap agreement is not reduced if there is uncertainty about the counterparty’s willingness or ability to pay.  Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

Disclosures about Derivative Instruments and Hedging Activities–Effective March 1, 2009, the Fund adopted FASB Statement of Financial Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). This standard is an amendment to FASB Statement No. 133 (“FASB 133”), “Accounting for Derivative Instruments” which expands the disclosure requirements of FASB 133 regarding an entity’s derivative instruments and hedging activities.

The Fund adopted SFAS 161 on March 1, 2009.  As of May 31, 2009, the Fund held no derivative contracts for the purposes of SFAS 161.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2009 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 94.4%

	Consumer Discretionary — 0.9%
1,418,100	Home Depot, Inc.	32,843,196
938,000	McDonald’s Corp.	55,332,620
148,800	Target Corp.	5,847,840
	Total Consumer Discretionary	94,023,656

	Consumer Staples
	Drug Retail — 0.6%
1,982,600	Walgreen Co.	59,061,654

	Household Products — 6.8%
435,300	Clorox Co.	22,827,132
2,121,900	Colgate-Palmolive Co.	139,939,305
1,260,800	Kimberly-Clark Corp.	65,422,912
9,697,400	Procter & Gamble Co. (The)	503,682,956
		731,872,305

	Hypermarkets & Super Centers — 5.6%
12,125,900	Wal-Mart Stores, Inc.	603,142,266

	Packaged Foods & Meats — 1.4%
54,600	Campbell Soup Co.	1,513,512
786,900	General Mills, Inc.	40,273,542
465,100	Hershey Co. (The)	16,380,822
396,900	HJ Heinz Co.	14,518,602
1,033,100	Kellogg Co.	44,681,575
1,098,200	Kraft Foods, Inc.-Class A	28,674,002
		146,042,055
	Personal Products — 0.5%
1,525,500	Avon Products, Inc.	40,517,280
470,100	Estee Lauder Cos. (The), Inc.-Class A	15,550,908
		56,068,188
	Soft Drinks — 9.6%
8,120,200	PepsiCo, Inc.	422,656,410
12,248,800	Coca-Cola Co. (The)	602,151,008
		1,024,807,418
	Total Consumer Staples	2,620,993,886

	Energy — 12.6%
13,961,697	BP Plc	115,412,094
6,481,400	Chevron Corp.	432,114,938
7,876,500	Exxon Mobil Corp.	546,235,275
2,643,299	Royal Dutch Shell Group-Class A	71,517,055
3,180,852	Total SA	183,507,178
	Total Energy	1,348,786,540

	Health Care
	Biotechnology — 2.0%
3,910,460	Amgen, Inc. *	195,288,372
408,800	Gilead Sciences, Inc. *	17,619,280
		212,907,652
	Health Care Equipment — 1.5%
4,746,230	Medtronic, Inc.	163,033,001

	Managed Health Care — 1.1%
4,098,994	UnitedHealth Group, Inc.	109,033,240
141,900	WellPoint, Inc. *	6,608,283
		115,641,523

	Pharmaceuticals — 20.7%
5,993,205	Abbott Laboratories	270,053,817
388,820	AstraZeneca Plc	16,223,468
1,783,600	Bristol-Myers Squibb Co.	35,529,312
4,553,273	Eli Lilly & Co.	157,406,648
1,396,503	GlaxoSmithKline Plc	23,616,425
11,924,500	Johnson & Johnson	657,755,420
7,530,100	Merck & Co., Inc.	207,680,158
639,283	Novartis AG (Registered)	25,581,645
38,826,300	Pfizer, Inc.	589,771,497
188,772	Roche Holding AG	25,847,494
282,655	Sanofi-Aventis	18,040,223
4,119,720	Wyeth	184,810,639
		2,212,316,746
	Total Health Care	2,703,898,922

	Industrials — 2.3%
2,275,700	3M Co.	129,942,470
760,500	United Parcel Service, Inc.-Class B	38,891,970
1,483,900	United Technologies Corp.	78,067,979
	Total Industrials	246,902,419

	Information Technology
	Communications Equipment — 6.9%
23,875,500	Cisco Systems, Inc. *	441,696,750
6,760,400	Qualcomm, Inc.	294,685,836
		736,382,586
	Computer Hardware — 3.5%
115,850	Apple, Inc. *	15,733,588
2,084,800	Dell, Inc. *	24,141,984
1,017,000	Hewlett-Packard Co.	34,933,950
2,881,920	International Business Machines Corp.	306,290,458
		381,099,980
	Internet Software & Services — 3.5%
3,183,973	eBay, Inc. *	56,101,604
756,160	Google, Inc.-Class A *	315,492,637
		371,594,241
	Systems Software — 11.6%
30,561,400	Microsoft Corp.	638,427,646
30,985,500	Oracle Corp.	607,005,945
		1,245,433,591
	Total Information Technology	2,734,510,398

	Telecommunication Services — 3.3%
7,579,895	AT&T, Inc.	187,905,597
5,545,000	Verizon Communications, Inc.	162,246,700
	Total Telecommunication Services	350,152,297
	TOTAL COMMON STOCKS (COST $11,166,839,509)	10,099,268,118

	SHORT-TERM INVESTMENTS — 2.0%

	Money Market Funds — 0.0%
1,425,738	State Street Institutional Treasury Money Market Fund-Institutional Class	1,425,738

	Other Short-Term Investments — 2.0%
110,000,000	U.S. Treasury Bill, 0.27%, due 07/23/09 (a)	109,957,100
100,000,000	U.S. Treasury Bill, 0.41%, due 04/08/10 (a)	99,654,400
	Total Other Short-Term Investments	209,611,500
	TOTAL SHORT-TERM INVESTMENTS (COST $210,965,504)	211,037,238

	TOTAL INVESTMENTS — 96.4% (Cost $11,377,805,013)	10,310,305,356

	Other Assets and Liabilities (net) — 3.6%	382,042,136

	TOTAL NET ASSETS — 100.0%	$10,692,347,492

As of May 31, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$11,703,332,625	$180,811,851	$(1,573,839,120)	$(1,393,027,269)

A summary of outstanding financial instruments at May 31, 2009 is as follows:

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
3,404	S&P 500 E-Mini Index	June 2009	$156,260,620	$5,856,141

As of May 31, 2009, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

*	Non-income producing security.
(a)	Rate shown represents yield-to-maturity.

Country Summary	% of Equity Investments
United States	95.26%
United Kingdom	2.24
France	1.99
Switzerland	0.51
100.00%

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price, or broker bid (if the private market is more relevant in determining market value than the exchange).  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost.  Shares of investment funds are generally valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different than the value realized upon its sale.  For information about the pricing of some specific positions (e.g. swaps) see descriptions below.  Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE.  As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor using that vendor’s proprietary models.  As of May 31, 2009, 3.41% of the net assets of the Fund were valued using fair value prices based on models used by that third party vendor and are classified as using level 2 inputs in the table below.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the categorization of investments by inputs used as of May 31, 2009 in valuing the Fund’s investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$9,934,589,030	$5,856,141
Level 2 – Other Significant Observable Inputs	375,716,326	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$10,310,305,356	$5,856,141

*Other financial instruments include futures contracts.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$—

The Fund held no investments or other financial instruments at either February 28, 2009 or May 31, 2009, whose fair value was determined using Level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amounts of the change in relative values of the two currencies).  The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.  Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses.  Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  These contracts involve market risk in excess of the unrealized gain or loss.  They expose the Fund to the risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts.

Futures contracts

The Fund may purchase and sell futures contracts.  A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price during a specified future time period.  Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is settled on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid market for the contract, the imposition of price limits or the failure of counterparty to perform under the contract terms.  Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded.

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, swaps on securities and securities indicies, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps.  A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument.  Some swap contracts are net settled. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral and will typically post or receive additional collateral as market values change.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest payments, one party will receive a payment from or make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities.  Buying credit default protection reduces the buyer’s exposure (or increases negative exposure) in the event of an issuer’s default (e.g., it is intended to reduce risk where a party owns a security issued by or otherwise has exposure to the issuer).  Selling credit default protection subjects the seller to exposure to an issuer’s default or other credit events.  A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event (e.g., issuer default or similar event).  If no credit event occurs, the seller has no payment obligations.    For credit default swap agreements on asset-backed securities, a credit event may be triggered by various events, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss.  Payments received or made on swap agreements are recorded as realized gain or loss.  Gains or losses are realized upon termination of the swap agreements, or reset dates as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement.  Such risks include the possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that the collateral the other party posts may be insufficient or not timely received by the Fund.  Specifically, the amount shown as owed to the Fund under a swap agreement is not reduced if there is uncertainty about the counterparty’s willingness or ability to pay. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

Investment risks

The Fund is subject to risks involved in investing in foreign securities that are not presented by investments in U.S. securities. These risks may involve adverse political and economic developments, including expropriation and the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

Disclosures about Derivative Instruments and Hedging Activities—Effective March 1, 2009, the Fund adopted FASB Statement of Financial Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). This standard is an amendment to FASB Statement No. 133 (“FASB 133”), “Accounting for Derivative Instruments” which expands the disclosure requirements of FASB 133 regarding an entity’s derivative instruments and hedging activities.

The table below summarizes the fair values of derivatives held by the Fund at May 31, 2009 by risk category:

Derivatives not accounted for as hedging	Asset Derivatives (Unrealized Appreciation)	Liability Derivatives (Unrealized Depreciation)
instruments under Statement 133^^	Fair Value	Fair Value
Interest rate contracts	$—	$—
Foreign exchange contracts	—	—
Credit contracts	—	—
Equity contracts*	5,856,141	—
Other contracts	—	—
Total	$5,856,141	$

* Includes cumulative appreciation/depreciation of futures contracts.

^^ As the Fund values its derivatives at fair value and recognizes changes in fair value through the statement of operations, it does not qualify for hedge accounting under FASB 133.  The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of SFAS 161 disclosure.

The amounts above correspond with amounts in the Schedule of Investments for “Futures Contracts”.

Subsequent event

Effective June 1, 2009, the Fund’s name changed to GMO Quality Fund.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2009 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 97.1%

	Consumer Discretionary — 20.4%
500	1-800-FLOWERS.COM, Inc. *	1,165
1,200	Advance Auto Parts, Inc.	51,108
1,400	Aeropostale, Inc. *	48,468
700	American Eagle Outfitters, Inc.	10,367
200	Arbitron, Inc.	3,982
1,200	Big Lots, Inc. *	27,612
100	Brink’s Home Security Holdings, Inc. *	2,880
1,300	Brinker International, Inc.	23,270
800	Buckle (The), Inc.	28,624
200	Buffalo Wild Wings, Inc. *	7,100
100	Cato Corp. (The)-Class A	1,924
400	CEC Entertainment, Inc. *	12,852
100	Chico’s FAS, Inc. *	976
3,000	Corinthian Colleges, Inc. *	46,140
300	Cracker Barrel Old Country Store, Inc.	9,426
2,900	Dollar Tree, Inc. *	129,833
1,200	DreamWorks Animation SKG, Inc.-Class A *	33,432
800	Exide Technologies *	4,896
600	Family Dollar Stores, Inc.	18,162
1,200	Finish Line (The), Inc.-Class A	8,292
100	Fuel Systems Solutions, Inc. *	2,114
100	Gymboree Corp. (The) *	3,685
200	Hibbett Sports, Inc. *	3,606
300	Hillenbrand, Inc.	5,148
1,200	ITT Educational Services, Inc. *	110,148
100	Jack in the Box, Inc. *	2,630
200	John Wiley and Sons, Inc.-Class A	6,322
200	Jos. A. Bank Clothiers, Inc. *	7,570
1,300	Marvel Entertainment, Inc. *	43,134
200	Matthews International Corp.-Class A	5,710
600	Netflix, Inc. *	23,652
400	New York & Co., Inc. *	1,440
600	NutriSystem, Inc.	8,220
600	O’Reilly Automotive, Inc. *	21,630
400	Panera Bread Co.-Class A *	21,296
200	Papa John’s International, Inc. *	5,420
1,800	PetSmart, Inc.	36,648
200	PF Chang’s China Bistro, Inc. *	6,388
100	Polaris Industries, Inc.	3,177
200	Pre-Paid Legal Services, Inc. *	8,472
1,800	Pulte Homes, Inc.	15,840
2,600	Ross Stores, Inc.	101,816
100	Strayer Education, Inc.	18,427
800	Tempur-Pedic International, Inc.	8,824
700	True Religion Apparel, Inc. *	16,142
300	Universal Electronics, Inc. *	5,886
100	Universal Technical Institute, Inc. *	1,391
700	Warnaco Group (The), Inc. *	22,120
500	Wolverine World Wide, Inc.	9,905
	Total Consumer Discretionary	997,270

	Consumer Staples — 4.2%
100	Alberto-Culver Co.	2,324
300	Boston Beer Co., Inc.-Class A *	8,556
900	Cal-Maine Foods, Inc.	21,996

300	Church & Dwight Co., Inc.	15,081
1,800	Darling International, Inc. *	13,626
2,200	Dean Foods Co. *	41,360
1,300	Hansen Natural Corp. *	47,684
150	Inter Parfums, Inc.	1,259
100	JM Smucker Co. (The)	4,026
200	Lancaster Colony Corp.	9,214
300	National Beverage Corp. *	3,225
400	NBTY, Inc. *	9,876
400	Nu Skin Enterprises, Inc.-Class A	5,804
200	Pantry, Inc. *	3,984
100	Ralcorp Holdings, Inc. *	5,727
100	Sanderson Farms, Inc.	4,361
100	USANA Health Sciences, Inc. *	2,652
200	WD-40 Co.	5,196
	Total Consumer Staples	205,951

	Energy — 6.7%
400	Arena Resources, Inc. *	14,328
200	Berry Petroleum Co.	3,904
300	CARBO Ceramics, Inc.	11,346
1,100	Comstock Resources, Inc. *	43,813
400	Concho Resources Inc. *	12,820
200	Contango Oil & Gas Co. *	9,974
100	Dawson Geophysical Co. *	2,686
100	Dresser-Rand Group, Inc. *	2,800
200	Encore Acquisition Co. *	7,098
1,900	Frontier Oil Corp.	33,193
800	Frontline Ltd.	18,704
200	Golar LNG Ltd.	1,546
400	Holly Corp.	9,676
1,100	International Coal Group, Inc. *	3,520
200	James River Coal Co. *	4,484
200	Knightsbridge Tankers Ltd.	2,994
100	Lufkin Industries, Inc.	4,538
400	Mariner Energy, Inc. *	5,784
1,000	McMoRan Exploration Co. *	6,780
100	Oceaneering International, Inc. *	5,142
300	Oil States International, Inc. *	7,839
900	Patterson-UTI Energy, Inc.	12,906
800	Petrohawk Energy Corp. *	20,160
100	Petroleum Development Corp. *	1,811
500	Petroquest Energy, Inc. *	2,770
100	PHI, Inc. *	1,579
600	RPC, Inc.	6,210
100	T-3 Energy Services, Inc. *	1,452
1,500	Tesoro Corp.	25,410
100	Tidewater, Inc.	4,767
600	USEC, Inc. *	3,210
200	VAALCO Energy, Inc. *	912
800	W&T Offshore, Inc.	8,160
500	Whiting Petroleum Corp. *	23,430
	Total Energy	325,746

	Financials — 6.1%
600	Axis Capital Holdings Ltd.	14,328
1,000	Brown & Brown, Inc.	19,280
400	Capitol Federal Financial	16,836
400	Cash America International, Inc.	9,208

200	Cohen & Steers, Inc.	3,086
200	Credit Acceptance Corp.*	4,264
300	Digital Realty Trust, Inc. REIT	10,731
900	Eaton Vance Corp.	24,390
1,300	EZCORP, Inc.-Class A*	15,795
1,600	Federated Investors Inc.-Class B	40,048
400	First Cash Financial Services, Inc.*	6,044
100	First Financial Bankshares, Inc.	4,883
100	GAMCO Investors, Inc.- Class A	5,255
400	Greenhill & Co., Inc.	29,400
100	Home Properties, Inc. REIT	3,330
200	Inland Real Estate Corp. REIT	1,396
200	Interactive Brokers Group, Inc.-Class A*	2,974
500	Knight Capital Group, Inc.-Class A*	8,605
100	Life Partners Holdings, Inc.	1,589
200	Nationwide Health Properties, Inc. REIT	5,314
200	Omega Healthcare Investors, Inc. REIT	3,194
400	optionsXpress Holdings, Inc.	6,836
600	Oritani Financial Corp.*	8,118
200	Potlatch Corp. REIT	5,236
100	Rayonier, Inc.	4,000
1,000	SEI Investments Co.	15,430
200	SVB Financial Group*	5,390
1	Teton Advisors Inc	2
100	Tower Group, Inc.	2,389
55	Walter Investment Management Corp. REIT*	745
200	Westamerica Bancorporation	10,372
400	World Acceptance Corp.*	8,012
	Total Financials	296,480

	Health Care — 18.6%
200	Abaxis, Inc. *	3,498
500	Abiomed, Inc. *	2,985
100	Abraxis Bioscience, Inc. *	5,132
300	Acorda Therapeutics, Inc. *	7,407
200	Albany Molecular Research, Inc. *	1,750
700	Allos Therapeutics *	5,096
500	Almost Family, Inc. *	13,280
100	Amedisys, Inc. *	3,042
500	American Medical Systems Holdings, Inc. *	7,585
100	AMN Healthcare Services, Inc. *	720
300	Auxilium Pharmaceuticals, Inc. *	7,029
100	Bio-Rad Laboratories, Inc. *	7,444
400	Bruker Corp. *	2,612
300	Cadence Pharmaceuticals, Inc. *	3,180
200	CardioNet, Inc. *	3,542
300	Catalyst Health Solutions, Inc. *	6,417
200	Centene Corp. *	3,636
500	Cephalon, Inc. *	29,155
400	Chemed Corp.	15,308
400	CorVel Corp. *	8,576
500	Cougar Biotechnology, Inc. *	21,495
700	CryoLife, Inc. *	3,283
300	Cubist Pharmaceuticals, Inc. *	5,118
600	Cyberonics, Inc. *	8,694
100	Dionex Corp. *	5,636
1,300	Edwards Lifesciences Corp. *	82,992
300	Emergency Medical Services, LP *	9,300
1,800	Emergent Biosolutions, Inc. *	19,692

100	Endo Pharmaceuticals Holdings, Inc. *	1,593
100	Ensign Group, Inc. (The)	1,490
900	eResearchTechnology, Inc. *	5,391
200	Exactech, Inc. *	3,200
400	Gentiva Health Services, Inc. *	6,372
300	Haemonetics Corp. *	15,969
300	Healthways, Inc. *	3,591
400	HMS Holdings Corp. *	14,060
300	Immucor, Inc. *	4,515
300	ImmunoGen, Inc. *	2,487
200	ISIS Pharmaceuticals, Inc. *	2,760
100	Kendle International, Inc. *	1,040
200	Kensey Nash Corp. *	5,008
100	Landauer, Inc.	5,763
700	LHC Group, Inc. *	16,149
700	Lincare Holdings, Inc. *	15,246
1,000	Luminex Corp. *	15,850
100	Martek Biosciences Corp.	2,119
800	Medicines Co. *	6,128
100	Medivation, Inc. *	2,265
1,200	Merit Medical Systems, Inc. *	16,428
800	Momenta Pharmaceuticals, Inc. *	7,016
200	Mylan, Inc. *	2,642
3,400	Myriad Genetics, Inc. *	122,944
400	Natus Medical, Inc. *	4,088
300	Noven Pharmaceuticals, Inc. *	3,330
700	NPS Pharmaceuticals, Inc. *	2,324
200	Odyssey HealthCare, Inc. *	1,964
600	Omnicare, Inc.	16,218
500	Owens & Minor, Inc.	17,530
600	PAREXEL International Corp. *	6,180
100	PDL BioPharma, Inc.	695
100	Pharmaceutical Product Development, Inc.	2,003
100	PSS World Medical, Inc. *	1,607
500	ResMed, Inc. *	18,535
400	Rigel Pharmaceuticals, Inc. *	3,336
1,300	Sequenom, Inc. *	4,277
1,400	STERIS Corp.	33,082
600	Techne Corp.	36,162
6,000	Tenet Healthcare Corp. *	21,780
2,100	Thoratec Corp. *	52,668
2,300	Valeant Pharmaceuticals International *	52,877
200	Varian, Inc. *	6,964
300	Vertex Pharmaceuticals, Inc. *	8,943
500	Volcano Corp. *	6,180
800	Watson Pharmaceuticals, Inc. *	24,200
200	WellCare Health Plans, Inc. *	3,800
100	Young Innovations, Inc.	1,775
200	Zoll Medical Corp. *	3,358
	Total Health Care	907,506

	Industrials — 16.6%
200	AAR Corp. *	2,940
100	Acuity Brands, Inc.	2,718
200	Aerovironment, Inc. *	5,584
1,400	Airtran Holdings, Inc. *	7,098
600	American Ecology Corp.	11,430
100	American Science & Engineering, Inc.	6,253
5,000	AMR Corp. *	22,250

200	Applied Industrial Technologies, Inc.	4,154
100	Applied Signal Technology, Inc.	2,093
200	Argon ST, Inc. *	4,144
100	Axsys Technologies, Inc. *	4,908
100	AZZ, Inc. *	3,475
100	Badger Meter, Inc.	4,062
1,300	Beacon Roofing Supply, Inc. *	18,850
700	Brink’s Co. (The)	18,613
300	CBIZ, Inc. *	2,169
100	Chart Industries, Inc. *	2,123
100	CIRCOR International, Inc.	2,440
400	Clarcor, Inc.	11,464
200	Colfax Corp. *	1,628
400	Copa Holdings SA	13,928
8,900	Delta Air Lines, Inc. *	51,709
44	DigitalGlobe, Inc. *	793
700	Donaldson Co., Inc.	23,583
100	Duff & Phelps Corp-Class A	1,486
400	Dun & Bradstreet Corp.	32,716
200	Dynamic Materials Corp.	3,588
500	EMCOR Group, Inc. *	11,235
200	ESCO Technologies, Inc. *	8,124
200	Exponent, Inc. *	5,254
400	Force Protection, Inc. *	3,452
200	Forward Air Corp.	4,264
100	GATX Corp.	2,518
600	Genesee & Wyoming, Inc.-Class A *	17,352
600	Gorman-Rupp Co.	12,600
200	GrafTech International Ltd. *	2,034
100	Hawaiian Holdings, Inc. *	526
600	Healthcare Services Group, Inc.	10,488
400	Heartland Express, Inc.	6,280
200	Herman Miller, Inc.	2,846
400	HUB Group Inc.-Class A *	7,904
100	Idex Corp.	2,335
500	II-VI, Inc. *	12,000
1,100	JB Hunt Transport Services, Inc.	33,803
100	Kforce, Inc. *	931
600	Knight Transportation, Inc.	10,644
600	Knoll, Inc.	4,158
300	Landstar System, Inc.	11,400
100	Lincoln Electric Holdings, Inc.	4,080
1,700	MasTec, Inc. *	22,015
700	MSC Industrial Direct Co., Inc.-Class A	25,466
100	Mueller Industries, Inc.	2,197
500	Navigant Consulting, Inc. *	5,955
200	Nordson Corp.	7,680
700	Old Dominion Freight Line, Inc. *	20,615
600	Pacer International, Inc.	1,560
300	Pall Corp.	7,704
1,100	Polypore International, Inc. *	10,934
300	Quanex Building Products Corp.	3,312
200	Quanta Services, Inc. *	4,562
600	Raven Industries, Inc.	16,476
700	Resources Connection, Inc. *	12,971
200	Robbins & Myers, Inc.	3,828
1,000	Robert Half International, Inc.	21,390
700	Rollins, Inc.	11,697
200	Sauer-Danfoss, Inc.	1,028
300	Stanley, Inc. *	7,827

200	Sun Hydraulics Corp.	3,180
200	Team, Inc. *	2,830
500	Teledyne Technologies, Inc. *	16,435
500	Tetra Tech, Inc. *	12,835
200	Textainer Group Holdings Ltd.	2,078
300	Titan Machinery, Inc. *	3,768
100	TrueBlue, Inc. *	853
300	URS Corp. *	14,424
200	Valmont Industries, Inc.	13,722
1,300	Wabtec Corp.	46,384
400	Waste Connections, Inc. *	10,160
200	Watsco, Inc.	9,846
500	Watson Wyatt Worldwide, Inc.	18,970
200	WESCO International, Inc. *	5,346
1,000	Woodward Governor Co.	20,530
	Total Industrials	809,005

	Information Technology — 18.5%
800	ACI Worldwide, Inc. *	11,928
300	ADTRAN, Inc.	6,234
700	Airvana, Inc. *	4,116
400	Alliance Data Systems Corp. *	16,200
100	Arrow Electronics, Inc. *	2,419
300	Avnet, Inc. *	6,903
200	Blackbaud, Inc.	2,774
100	CACI International, Inc.-Class A *	3,837
200	Cass Information Systems, Inc.	6,236
400	Cogent, Inc. *	4,020
800	Cogo Group, Inc. *	5,208
3,900	Compuware Corp. *	29,757
200	Cree, Inc. *	6,086
900	CSG Systems International, Inc. *	12,393
2,100	Cypress Semiconductor Corp. *	18,060
500	Digital River, Inc. *	19,065
1,300	EarthLink, Inc. *	10,192
2,000	F5 Networks, Inc. *	63,520
300	Faro Technologies, Inc. *	4,629
1,700	FLIR Systems, Inc. *	38,182
400	Forrester Research, Inc. *	9,268
100	Gartner, Inc. *	1,535
1,300	Global Payments, Inc.	46,748
800	Hewitt Associates Inc.-Class A *	23,200
200	Hittite Microwave Corp. *	7,176
1,200	Integral Systems, Inc. *	9,120
900	InterDigital, Inc. *	23,058
500	IXYS Corp.	4,735
900	j2 Global Communications, Inc. *	20,070
900	Jabil Circuit, Inc.	7,047
200	Macrovision Solutions Corp. *	4,514
800	Mantech International Corp.-Class A *	30,680
800	McAfee, Inc. *	31,384
1,400	Micrel, Inc.	10,290
600	Microsemi Corp. *	8,076
200	Multi-Fineline Electronix, Inc. *	3,830
100	NCI, Inc. *	2,516
300	Net 1 UEPS Technologies, Inc. *	3,663
100	Netlogic Microsystems, Inc. *	3,272
300	Novellus System, Inc. *	5,379
1,100	ON Semiconductor Corp. *	7,535

100	Opnet Technologies, Inc.	1,016
200	Palm, Inc. *	2,440
1,500	Parametric Technology Corp. *	17,370
600	Pegasystems, Inc.	15,924
200	Pericom Semiconductor Corp. *	1,890
200	Plexus Corp. *	3,652
2,000	PMC-Sierra, Inc. *	15,180
300	Polycom, Inc. *	5,193
200	Power Integrations, Inc.	4,412
100	Progress Software Corp. *	2,242
500	Quality Systems, Inc.	24,965
400	Radiant Systems, Inc. *	3,020
500	Renaissance Learning, Inc.	4,905
500	Rofin-Sinar Technologies, Inc. *	11,275
600	SAIC, Inc. *	10,482
200	Scansource, Inc. *	4,948
700	Semtech Corp. *	11,263
2,600	Silicon Image, Inc. *	6,162
300	Silicon Laboratories, Inc. *	10,086
1,900	Skyworks Solutions, Inc. *	18,107
400	Solera Holdings, Inc. *	9,160
400	STEC, Inc. *	6,556
600	Stratasys, Inc. *	6,276
100	Supertex, Inc. *	2,449
1,800	Sybase, Inc. *	58,554
500	Synaptics, Inc. *	17,560
200	Synchronoss Technologies, Inc. *	2,428
800	Syntel, Inc.	22,984
2,400	TeleCommunication Systems, Inc. *	17,928
200	TNS, Inc. *	3,770
600	Tyler Technologies, Inc. *	10,080
300	VistaPrint Ltd. *	11,487
800	Volterra Semiconductor Corp. *	10,928
700	Websense, Inc. *	12,705
	Total Information Technology	902,252

	Materials — 5.0%
400	Airgas, Inc.	16,904
100	AptarGroup, Inc.	3,101
300	Balchem Corp.-Class B	7,236
100	Ball Corp.	3,980
400	Calgon Carbon Corp. *	4,612
700	FMC Corp.	38,045
300	Greif, Inc.-Class A	14,496
200	Headwaters, Inc. *	794
300	Innophos Holdings, Inc.	4,677
200	International Flavors & Fragrances, Inc.	6,380
100	Koppers Holdings, Inc.	2,529
600	NewMarket Corp.	43,542
100	Quaker Chemical Corp.	1,379
200	Rock-Tenn Co.-Class A	7,676
100	Schnitzer Steel Industries, Inc.-Class A	5,454
1,800	Scotts Miracle-Gro Co. (The)-Class A	61,740
300	ShengdaTech, Inc. *	1,176
100	Silgan Holdings, Inc.	4,426
500	Terra Industries, Inc.	13,895
100	Valhi, Inc.	1,084
	Total Materials	243,126

	Telecommunication Services — 0.9%
100	Clearwire Corp.-Class A *	445
900	Frontier Communications Corp.	6,552
300	Premiere Global Services, Inc. *	3,591
700	Shenandoah Telecommunications Co.	13,517
1,200	Syniverse Holdings, Inc. *	17,940
	Total Telecommunication Services	42,045

	Utilities — 0.1%
600	CenterPoint Energy, Inc.	6,072
	TOTAL COMMON STOCKS (COST $5,528,810)	4,735,453

	SHORT-TERM INVESTMENTS — 3.5%

	Money Market Funds — 3.5%
169,517	State Street Institutional Treasury Money Market Fund-Institutional Class	169,517
	TOTAL SHORT-TERM INVESTMENTS (COST $169,517)	169,517

	TOTAL INVESTMENTS — 100.6% (Cost $5,698,327)	4,904,970

	Other Assets and Liabilities (net) — (0.6%)	(29,184)

	TOTAL NET ASSETS — 100.0%	$4,875,786

As of May 31, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$5,728,674	$235,688	$(1,059,392)	$(823,704)

A summary of outstanding financial instruments at May 31, 2009 is as follows:

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
1	Russell 2000 Mini	June 2009	$50,130	$3,390
1	S&P Midcap 400 E-Mini	June 2009	57,500	8,996
			$107,630	$12,386

As of May 31, 2009, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*          Non-income producing security.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price, or broker bid (if the private market is more relevant in determining market value than the exchange).  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost.  Shares of investment funds are generally valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different than the value realized upon its sale.  For information about the pricing of some specific positions (e.g. swaps) see descriptions below.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the categorization of investments by inputs used as of May 31, 2009 in valuing the Fund’s investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$4,735,453	$12,386
Level 2 – Other Significant Observable Inputs	169,517	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$4,904,970	$12,386

*Other financial instruments include futures contracts.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$—

The Fund held no investments or other financial instruments at either February 28, 2009 or May 31, 2009, whose fair value was determined using Level 3 inputs.

Futures contracts

The Fund may purchase and sell futures contracts.  A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price during a specified future time period.  Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is settled on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid market for the contract, the imposition of price limits or the failure of counterparty to perform under the contract terms.  Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded.

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps.  A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument.  Some swap contracts are net settled. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral and will typically post or receive additional collateral as market values change.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest payments, one party will receive a payment from or make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities.  Buying credit default protection reduces the buyer’s exposure (or increases negative exposure) in the event of an issuer’s default (e.g., it is intended to reduce risk where a party owns a security issued by or otherwise has exposure to the issuer).  Selling credit default protection subjects the seller to exposure to an issuer’s default or other credit events.  A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event (e.g., issuer default or similar event).  If no credit event occurs, the seller has no payment obligations.  For credit default swap agreements on asset-backed securities, a credit event may be triggered by various events, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security.  For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss.  Payments received or made on swap agreements are recorded as realized gain or loss.  Gains or losses are realized upon termination of the swap agreements, or reset dates as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement.  Such risks include the possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that the collateral the other party posts may be insufficient or not timely received by the Fund.  Specifically, the amount shown as owed to the Fund under a swap agreement is not reduced if there is uncertainty about the counterparty’s willingness or ability to pay.  Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

Disclosures about Derivative Instruments and Hedging Activities–Effective March 1, 2009, the Fund adopted FASB Statement of Financial Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). This standard is an amendment to FASB Statement No. 133 (“FASB 133”), “Accounting for Derivative Instruments” which expands the disclosure requirements of FASB 133 regarding an entity’s derivative instruments and hedging activities.

The table below summarizes the fair values of derivatives held by the Fund at May 31, 2009 by risk category:

	Asset Derivatives (Unrealized	Liability Derivatives (Unrealized
Derivatives not accounted for as hedging	Appreciation)	Depreciation)
instruments under Statement 133^^	Fair Value	Fair Value
Interest rate contracts	$—	$—
Foreign exchange contracts	—	—
Credit contracts	—	—
Equity contracts*	12,386	—
Other contracts	—	—
Total	$12,386	$—

* Includes cumulative appreciation/depreciation of futures contracts.

^^ As the Fund values its derivatives at fair value and recognizes changes in fair value through the statement of operations, it does not qualify for hedge accounting under FASB 133. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of SFAS 161 disclosure.

The amounts above correspond with amounts in the Schedule of Investments for “Futures Contracts”.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2009 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 97.8%

	Consumer Discretionary — 22.9%
2,700	Aaron’s, Inc.	87,939
4,400	Advance Auto Parts, Inc.	187,396
1,400	Aeropostale, Inc. *	48,468
700	America’s Car-Mart, Inc. *	11,445
700	Asbury Automotive Group, Inc.	6,650
8,900	AutoNation, Inc. *	141,332
1,300	Barnes & Noble, Inc.	32,123
900	Big 5 Sporting Goods Corp.	9,765
2,000	Big Lots, Inc. *	46,020
200	Blyth, Inc.	6,642
1,700	Buckle (The), Inc.	60,826
4,700	Career Education Corp. *	94,376
2,700	Carter’s, Inc. *	63,855
1,400	Cato Corp. (The)-Class A	26,936
800	CEC Entertainment, Inc. *	25,704
1,100	CKE Restaurants, Inc.	9,042
3,000	Collective Brands, Inc. *	44,280
1,500	Columbia Sportswear Co.	47,565
800	Conn’s, Inc. *	7,976
500	Core-Mark Holding Co., Inc. *	13,055
2,600	Corinthian Colleges, Inc. *	39,988
1,100	Cracker Barrel Old Country Store, Inc.	34,562
5,100	Darden Restaurants, Inc.	184,467
4,600	Dollar Tree, Inc. *	205,942
1,400	Domino’s Pizza, Inc. *	12,684
800	Dorman Products, Inc. *	11,360
1,200	Dress Barn, Inc. *	18,996
7,400	Family Dollar Stores, Inc.	223,998
1,900	Finish Line (The), Inc.-Class A	13,129
5,500	Foot Locker, Inc.	61,105
1,700	Fred’s, Inc.-Class A	21,811
200	Frisch’s Restaurants, Inc.	5,700
1,000	Group 1 Automotive, Inc.	21,410
4,700	Hasbro, Inc.	119,427
1,100	Haverty Furniture Cos, Inc.	11,572
700	Helen of Troy Ltd. *	13,517
600	Hibbett Sports, Inc. *	10,818
1,600	Hillenbrand, Inc.	27,456
2,500	Hot Topic, Inc. *	18,025
1,500	ITT Educational Services, Inc. *	137,685
1,300	Jackson Hewitt Tax Service, Inc.	5,161
1,400	Jakks Pacific, Inc. *	17,850
2,400	Jarden Corp. *	42,672
1,000	Jos. A. Bank Clothiers, Inc. *	37,850
2,800	Leggett & Platt, Inc.	41,104
500	Lincoln Educational Services Corp. *	9,220
2,000	Men’s Wearhouse (The), Inc.	34,180
1,100	Meredith Corp.	29,656
1,000	Monro Muffler, Inc.	26,720
200	National Presto Industries, Inc.	16,296
1,700	NutriSystem, Inc.	23,290
167	NVR, Inc. *	82,648
1,000	Papa John’s International, Inc. *	27,100
700	PetMed Express, Inc. *	10,234
4,800	PetSmart, Inc.	97,728

1,100	Polaris Industries, Inc.	34,947
1,900	Pool Corp.	33,117
500	Pre-Paid Legal Services, Inc. *	21,180
5,800	RadioShack Corp.	77,952
1,500	Regis Corp.	26,295
3,400	Rent-A-Center, Inc. *	66,402
5,000	Ross Stores, Inc.	195,800
1,200	Ruby Tuesday, Inc. *	7,416
1,000	Speedway Motorsports, Inc.	15,300
2,500	Stanley Works (The)	89,250
1,000	Steak n Shake Co. (The) *	8,670
800	Steiner Leisure Ltd. *	23,320
1,000	Steven Madden Ltd. *	27,220
1,300	Systemax, Inc. *	15,951
1,900	Tempur-Pedic International, Inc.	20,957
2,700	Timberland Co.-Class A *	38,826
1,700	Tractor Supply Co. *	65,246
800	Universal Technical Institute, Inc. *	11,128
1,100	West Marine, Inc. *	6,248
600	Weyco Group, Inc.	14,418
1,500	Wolverine World Wide, Inc.	29,715
	Total Consumer Discretionary	3,496,114

	Consumer Staples — 11.2%
1,700	Alliance One International, Inc. *	8,092
100	Arden Group, Inc.-Class A	12,800
2,000	BJ’s Wholesale Club, Inc. *	70,480
1,800	Casey’s General Stores, Inc.	45,414
4,300	Central Garden & Pet Co.-Class A *	42,355
1,300	Church & Dwight Co., Inc.	65,351
500	Coca-Cola Bottling Co.	24,390
4,300	Constellation Brands, Inc.-Class A *	49,708
6,300	Dean Foods Co. *	118,440
8,700	Del Monte Foods Co.	71,166
2,000	Flowers Foods, Inc.	42,340
4,500	Hormel Foods Corp.	156,330
800	Ingles Markets, Inc.-Class A	11,952
700	J&J Snack Foods Corp.	26,264
5,000	JM Smucker Co. (The)	201,300
700	Lancaster Colony Corp.	32,249
4,300	McCormick & Co., Inc. (Non Voting)	131,236
800	Nash Finch Co.	23,448
2,600	National Beverage Corp. *	27,950
1,500	NBTY, Inc. *	37,035
2,700	Nu Skin Enterprises, Inc.-Class A	39,177
1,200	Pantry, Inc. *	23,904
4,200	PepsiAmericas, Inc.	110,460
2,000	Ralcorp Holdings, Inc. *	114,540
300	Seneca Foods Corp.-Class A *	7,659
5,600	Supervalu, Inc.	92,960
500	Susser Holdings Corp. *	6,790
800	TreeHouse Foods, Inc. *	21,384
800	USANA Health Sciences, Inc. *	21,216
700	Village Super Market, Inc.	20,265
400	WD-40 Co.	10,392
1,400	Weis Markets, Inc.	48,902
	Total Consumer Staples	1,715,949

	Energy — 2.3%
5,700	Sunoco, Inc.	173,451
3,600	Tesoro Corp.	60,984
3,300	Western Refining, Inc. *	47,025
1,600	World Fuel Services Corp.	67,904
	Total Energy	349,364

	Financials — 23.1%
800	1st Source Corp.	14,320
2,500	Allied World Assurance Co. Holdings Ltd.	94,375
400	American Capital Agency Corp.	7,600
2,100	American Equity Investment Life Holding Co.	12,201
5,000	American Financial Group, Inc.	107,100
400	American Physicians Capital, Inc.	15,428
300	American Physicians Service Group, Inc.	6,429
3,500	AmeriCredit Corp.*	44,485
1,000	Amerisafe, Inc.*	16,150
13,800	Annaly Capital Management, Inc. REIT	192,372
3,900	Anworth Mortgage Asset Corp. REIT	25,974
2,700	Arch Capital Group Ltd.*	153,657
500	Arrow Financial Corp.	12,550
2,200	Arthur J. Gallagher & Co.	46,090
4,000	Aspen Insurance Holdings Ltd.	92,360
6,100	Axis Capital Holdings Ltd.	145,668
400	Baldwin & Lyons, Inc.-Class B	7,868
500	Berkshire Hills Bancorp, Inc.	10,700
2,700	Brown & Brown, Inc.	52,056
400	Camden National Corp.	13,068
2,500	Capstead Mortgage Corp. REIT	29,825
1,100	Cathay General Bancorp	11,396
2,300	CNA Surety Corp.*	34,891
300	Community Trust Bancorp	8,259
1,000	Compass Diversified Holdings	8,800
2,500	Crawford & Co.-Class B*	11,150
800	Delphi Financial Group, Inc.-Class A	15,232
500	Encore Capital Group, Inc.*	6,440
2,800	Endurance Specialty Holdings Ltd.	76,916
1,800	Everest Re Group Ltd.	124,614
1,000	Financial Federal Corp.	24,790
3,800	First American Corp.	86,716
500	First Bancorp, Inc.	8,460
1,000	First Cash Financial Services, Inc.*	15,110
200	First Citizens BancShares, Inc.-Class A	26,498
300	First Financial Corp.	10,095
4,600	First Horizon National Corp.	55,844
2,600	First Niagara Financial Group, Inc.	32,994
300	First of Long Island Corp. (The)	7,500
400	FPIC Insurance Group, Inc.*	11,896
1,100	Getty Realty Corp. REIT	20,064
500	Great Southern Bancorp, Inc.	10,955
800	Harleysville Group, Inc.	23,432
900	Harleysville National Corp.	5,679
1,900	Hatteras Financial Corp. REIT	47,348
4,400	HCC Insurance Holdings, Inc.	108,636
1,200	Hicks Acquisition Co. I, Inc.*	11,412
700	Horace Mann Educators Corp.	6,321
7,800	HRPT Properties Trust REIT	37,050
8,300	Huntington Bancshares, Inc.	32,536
700	Infinity Property & Casualty Corp.	25,767

2,900	IPC Holdings Ltd.	72,065
1,900	Knight Capital Group, Inc.-Class A*	32,699
700	Medallion Financial Corp.	5,173
1,100	Mercury General Corp.	36,454
4,400	MFA Financial, Inc. REIT	27,544
1,100	Mission West Properties, Inc. REIT	7,667
3,000	Montpelier Re Holdings Ltd.	40,140
400	National Bankshares, Inc.	9,592
1,000	National Health Investors, Inc. REIT	26,430
3,000	Nelnet, Inc.-Class A*	25,380
2,700	Ocwen Financial Corp.*	33,696
2,300	Odyssey Re Holdings Corp.	92,483
600	PacWest Bancorp	8,478
400	Park National Corp.	25,200
2,700	PartnerRe Ltd.	176,202
2,400	Platinum Underwriters Holdings Ltd.	69,192
1,500	Reinsurance Group of America, Inc.	55,170
2,800	RenaissanceRe Holdings Ltd.	128,156
1,000	RLI Corp.	46,860
800	Safety Insurance Group, Inc.	24,968
1,000	Santander BanCorp	7,360
1,200	Selective Insurance Group, Inc.	15,852
1,600	StanCorp Financial Group, Inc.	49,632
500	Stewart Information Services Corp.	7,700
650	Student Loan Corp.	28,893
500	Suffolk Bancorp	13,050
2,200	Torchmark Corp.	88,352
600	TriCo Bancshares	8,532
1,900	Trustmark Corp.	37,221
1,400	Umpqua Holdings Corp.	11,900
1,500	Universal Insurance Holdings, Inc.	7,695
500	Univest Corp. of Pennsylvania	9,935
3,400	Validus Holdings Ltd.	77,554
7,500	W.R. Berkley Corp.	162,675
900	WesBanco, Inc.	14,787
600	World Acceptance Corp.*	12,018
1,300	Zenith National Insurance Corp.	27,885
	Total Financials	3,531,667

	Health Care — 10.9%
500	America Service Group, Inc. *	7,855
2,600	AMERIGROUP Corp. *	75,036
500	Cantel Medical Corp. *	6,805
2,100	Centene Corp. *	38,178
1,100	Chemed Corp.	42,097
600	Computer Programs & Systems, Inc.	20,520
1,000	Conmed Corp. *	15,750
2,800	Coventry Health Care, Inc. *	50,540
2,200	Edwards Lifesciences Corp. *	140,448
900	Emergent Biosolutions, Inc. *	9,846
4,400	Endo Pharmaceuticals Holdings, Inc. *	70,092
700	Gentiva Health Services, Inc. *	11,151
500	Greatbatch, Inc. *	10,330
1,100	Hanger Orthopedic Group, Inc. *	16,170
3,000	Health Net, Inc. *	44,940
400	ICU Medical, Inc. *	14,464
1,200	Invacare Corp.	20,376
12,600	King Pharmaceuticals, Inc. *	119,196
1,900	LifePoint Hospitals, Inc. *	51,775

3,700	Lincare Holdings, Inc. *	80,586
500	Matrixx Initiatives, Inc. *	9,305
1,400	Medicis Pharmaceutical Corp.-Class A	22,008
1,200	Molina Healthcare, Inc. *	28,728
12,900	Mylan, Inc. *	170,409
1,600	Odyssey HealthCare, Inc. *	15,712
6,100	Omnicare, Inc.	164,883
1,900	Owens & Minor, Inc.	66,614
2,600	PSS World Medical, Inc. *	41,782
2,800	STERIS Corp.	66,164
1,300	Teleflex, Inc.	58,305
2,800	Universal American Financial Corp. *	25,172
4,800	Watson Pharmaceuticals, Inc. *	145,200
400	Young Innovations, Inc.	7,100
	Total Health Care	1,667,537

	Industrials — 9.6%
1,100	A.O. Smith Corp.	32,989
500	AAON, Inc.	10,400
1,200	ABM Industries, Inc.	19,416
1,000	Administaff, Inc.	21,500
900	Alliant Techsystems, Inc. *	77,661
400	American Woodmark Corp.	7,684
1,400	Applied Industrial Technologies, Inc.	29,078
1,800	Beacon Roofing Supply, Inc. *	26,100
1,800	Briggs & Stratton Corp.	27,360
1,300	Carlisle Cos., Inc.	29,731
6,700	Cintas Corp.	156,043
900	Comfort Systems USA, Inc.	8,397
400	Courier Corp.	6,260
1,800	Deluxe Corp.	25,452
131	DigitalGlobe, Inc. *	2,362
1,500	Dun & Bradstreet Corp.	122,685
1,700	EMCOR Group, Inc. *	38,199
1,200	Ennis, Inc.	12,960
3,100	Equifax, Inc.	84,382
1,500	Force Protection, Inc. *	12,945
1,500	Granite Construction, Inc.	54,825
2,200	Griffon Corp. *	21,318
1,500	HNI Corp.	26,025
1,600	Hubbell, Inc.-Class B	53,136
400	ICF International, Inc. *	10,640
1,000	Kelly Services, Inc.-Class A	10,660
2,000	Kforce, Inc. *	18,620
1,500	Knoll, Inc.	10,395
500	Lawson Products, Inc.	5,600
2,200	Manpower, Inc.	93,522
200	Michael Baker Corp. *	8,406
800	Mueller Industries, Inc.	17,576
1,400	Republic Airways Holdings, Inc. *	8,204
5,500	Robert Half International, Inc.	117,645
600	School Specialty, Inc. *	11,412
1,800	Skywest, Inc.	18,450
500	Standex International Corp.	5,090
900	Sykes Enterprises, Inc. *	14,670
800	Toro Co. (The)	24,640
1,400	Tredegar Corp.	19,628
1,800	TrueBlue, Inc. *	15,354
1,000	United Stationers, Inc. *	35,810

400	Universal Forest Products, Inc.	12,184
400	USA Truck, Inc. *	5,648
400	Volt Information Sciences, Inc. *	2,664
1,300	Watson Wyatt Worldwide, Inc.	49,322
2,200	Werner Enterprises, Inc.	39,578
	Total Industrials	1,462,626

	Information Technology — 9.8%
3,100	Acxiom Corp.	33,139
4,000	Affiliated Computer Services, Inc.-Class A *	179,760
1,500	Airvana, Inc. *	8,820
1,900	Avocent Corp. *	26,600
900	Black Box Corp.	29,628
1,500	CACI International, Inc.-Class A *	57,555
3,100	CIBER, Inc. *	9,951
8,400	Compuware Corp. *	64,092
3,600	Convergys Corp. *	33,300
2,100	CSG Systems International, Inc. *	28,917
1,500	Diebold, Inc.	37,080
1,000	DSP Group, Inc. *	7,250
5,400	EarthLink, Inc. *	42,336
500	ePlus, Inc. *	7,150
1,600	Fair Isaac Corp.	28,128
4,200	IAC/InterActiveCorp *	67,872
2,100	infoGROUP, Inc. *	11,760
6,700	Ingram Micro, Inc.-Class A *	110,684
1,700	j2 Global Communications, Inc. *	37,910
1,900	Jack Henry & Associates, Inc.	34,903
3,200	Lexmark International, Inc. *	52,288
500	Manhattan Associates, Inc. *	8,795
400	MAXIMUS, Inc.	15,960
4,100	Perot Systems Corp.-Class A *	56,006
3,300	QLogic Corp. *	45,045
2,300	Quest Software, Inc. *	29,716
9,700	SAIC, Inc. *	169,459
900	Smith Micro Software, Inc. *	8,784
4,000	Sybase, Inc. *	130,120
1,500	SYNNEX Corp. *	38,820
1,200	Tech Data Corp. *	38,424
4,300	TIBCO Software, Inc. *	28,509
3,300	United Online, Inc.	21,120
	Total Information Technology	1,499,881

	Materials — 3.0%
1,800	Ball Corp.	71,640
3,100	Bemis Co., Inc.	77,779
500	Hawkins, Inc.	10,740
1,300	Rock-Tenn Co.-Class A	49,894
2,600	RPM International, Inc.	39,832
2,800	Scotts Miracle-Gro Co. (The)-Class A	96,040
4,600	Valspar Corp.	105,110
	Total Materials	451,035

	Telecommunication Services — 2.3%
5,200	CenturyTel, Inc.	160,420
800	Consolidated Communications Holdings, Inc.	8,240
8,000	Frontier Communications Corp.	58,240
1,200	USA Mobility, Inc. *	13,416

13,300	Windstream Corp.	111,853
	Total Telecommunication Services	352,169

	Utilities — 2.7%
2,200	Atmos Energy Corp.	52,800
300	CH Energy Group, Inc.	12,441
700	Laclede Group (The), Inc.	21,756
1,900	New Jersey Resources Corp.	63,213
1,100	Nicor, Inc.	34,595
2,700	NSTAR	81,189
500	South Jersey Industries, Inc.	16,690
4,300	UGI Corp.	103,673
1,000	WGL Holdings, Inc.	29,720
	Total Utilities	416,077
	TOTAL COMMON STOCKS (COST $14,420,787)	14,942,419

	SHORT-TERM INVESTMENTS — 2.3%

	Money Market Funds — 2.3%
357,696	State Street Institutional Treasury Money Market Fund-Institutional Class	357,696
	TOTAL SHORT-TERM INVESTMENTS (COST $357,696)	357,696

	TOTAL INVESTMENTS — 100.1% (Cost $14,778,483)	15,300,115

	Other Assets and Liabilities (net) — (0.1%)	(17,102)

	TOTAL NET ASSETS — 100.0%	$15,283,013

As of May 31, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$15,333,800	$727,875	$(761,560)	$(33,685)

A summary of outstanding financial instruments at May 31, 2009 is as follows:

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
2	Russell 2000 Mini	June 2009	$100,260	$10,396
2	S&P Midcap 400 E-Mini	June 2009	115,000	8,936
			$215,260	$19,332

As of May 31, 2009, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust
* Non-income producing security.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price, or broker bid (if the private market is more relevant in determining market value than the exchange).  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost.  Shares of investment funds are generally valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different than the value realized upon its sale.  For information about the pricing of some specific positions (e.g. swaps) see descriptions below.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the categorization of investments by inputs used as of May 31, 2009 in valuing the Fund’s investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$14,942,419	$19,332
Level 2 – Other Significant Observable Inputs	357,696	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$15,300,115	$19,332

*Other financial instruments include futures contracts.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$—

The Fund held no investments or other financial instruments at either February 28, 2009 or May 31, 2009, whose fair value was determined using Level 3 inputs.

Futures contracts

The Fund may purchase and sell futures contracts.  A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price during a specified future time period.  Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is settled on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid market for the contract, the imposition of price limits or the failure of counterparty to perform under the contract terms.  Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded.

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps.  A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument.  Some swap contracts are net settled. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral and will typically post or receive additional collateral as market values change.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest payments, one party will receive a payment from or make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities.  Buying credit default protection reduces the buyer’s exposure (or increases negative exposure) in the event of an issuer’s default (e.g., it is intended to reduce risk where a party owns a security issued by or otherwise has exposure to the issuer).  Selling credit default protection subjects the seller to exposure to an issuer’s default or other credit events.  A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event (e.g., issuer default or similar event).  If no credit event occurs, the seller has no payment obligations.  For credit default swap agreements on asset-backed securities, a credit event may be triggered by various events, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security.  For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss.  Payments received or made on swap agreements are recorded as realized gain or loss.  Gains or losses are realized upon termination of the swap agreements, or reset dates as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement.  Such risks include the possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that the collateral the other party posts may be insufficient or not timely received by the Fund.  Specifically, the amount shown as owed to the Fund under a swap agreement is not reduced if there is uncertainty about the counterparty’s willingness or ability to pay.  Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

Disclosures about Derivative Instruments and Hedging Activities–Effective March 1, 2009, the Fund adopted FASB Statement of Financial Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). This standard is an amendment to FASB Statement No. 133 (“FASB 133”), “Accounting for Derivative Instruments” which expands the disclosure requirements of FASB 133 regarding an entity’s derivative instruments and hedging activities.

The table below summarizes the fair values of derivatives held by the Fund at May 31, 2009 by risk category:

Derivatives not accounted for as hedging instruments under Statement 133^^	Asset Derivatives (Unrealized Appreciation) Fair Value	Liability Derivatives (Unrealized Depreciation) Fair Value
Interest rate contracts	$—	$—
Foreign exchange contracts	—	—
Credit contracts	—	—
Equity contracts*	19,332	—
Other contracts	—	—
Total	$19,332	$—

* Includes cumulative appreciation/depreciation of futures contracts.

^^ As the Fund values its derivatives at fair value and recognizes changes in fair value through the statement of operations, it does not qualify for hedge accounting under FASB 133. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of SFAS 161 disclosure.

The amounts above correspond with amounts in the Schedule of Investments for “Futures Contracts.”

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO U.S. Treasury Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2009 (Unaudited)

Shares / Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 100.0%

	Money Market Funds — 0.0%
16,884	State Street Institutional Liquid Reserves Fund-Institutional Class	16,884
13,187	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	13,187
	Total Money Market Funds	30,071

	Other Short-Term Investments — 100.0%
8,350,000	U.S. Treasury Bill, 0.29%, due 11/27/09(a)	8,338,084
106,750,000	U.S. Treasury Bill, 0.17%, due 09/10/09(a)	106,699,934
1,000,000	U.S. Treasury Bill, 0.14%, due 08/20/09(a)	999,700
3,200,000	U.S. Treasury Bill, 0.30%, due 12/17/09(a)	3,194,746
85,025,000	U.S. Treasury Bill, 0.23%, due 10/22/09(a)	84,948,988
	Total Other Short-Term Investments	204,181,452
	TOTAL SHORT-TERM INVESTMENTS (COST $204,092,021)	204,211,523

	TOTAL INVESTMENTS — 100.0% (Cost $204,092,021)	204,211,523

	Other Assets and Liabilities (net) — 0.00%	11,878

	TOTAL NET ASSETS — 100.0%	$204,223,401

As of May 31, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$204,092,021	$119,604	$(102)	$119,502

Notes to Schedule of Investments:

(a)	Rate shown represents yield-to-maturity.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price, or broker bid (if the private market is more relevant in determining market value than the exchange).  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost.  Shares of investment funds are generally valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different than the value realized upon its sale.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the categorization of investments by inputs used as of May 31, 2009 in valuing the Fund’s investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$204,181,452	$—
Level 2 – Other Significant Observable Inputs	30,071	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$204,211,523	$—

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$—

The Fund held no investments or other financial instruments at May 31, 2009, whose fair value was determined using Level 3 inputs.

Indexed securities

The Fund may invest in indexed securities.  Indexed securities are securities whose values and/or coupons are linked to the prices of a specific instrument, group of instruments or financial statistic.

Disclosures about Derivative Instruments and Hedging Activities–The Fund adopted FASB Statement of Financial Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). This standard is an amendment to FASB Statement No. 133 (“FASB 133”), which expands the disclosure requirements of FASB 133 regarding an entity’s derivative instruments and hedging activities.

As of May 31, 2009, the Fund held no derivative contracts for the purposes of SFAS 161.

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2009 (Unaudited)

Shares	Description	Value ($)

	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
1,019,337	GMO Flexible Equities Fund, Class VI	19,112,567
10,381,704	GMO International Growth Equity Fund, Class IV	183,963,794
10,191,526	GMO International Intrinsic Value Fund, Class IV	187,727,910
16,314,881	GMO U.S. Core Equity Fund, Class VI	145,855,038
19,710,155	GMO U.S. Quality Equity Fund, Class VI	319,895,814
	TOTAL MUTUAL FUNDS (COST $1,193,911,882)	856,555,123

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 0.0%

5,537	State Street Eurodollar Time Deposit, 0.01%, due 06/01/09	5,537
	TOTAL SHORT-TERM INVESTMENTS (COST $5,537)	5,537

	TOTAL INVESTMENTS — 100.0% (Cost $1,193,917,419)	856,560,660

	Other Assets and Liabilities (net) — (0.0%)	(23,537)

	TOTAL NET ASSETS — 100.0%	$856,537,123

As of May 31, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,251,487,001	$200,393	$(395,126,734)	$(394,926,341)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended May 31, 2009 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Flexible Equities Fund, Class VI	$14,631,268	$1,242,914	$—	$—	$—	$19,112,567
GMO International Growth Equity Fund, Class IV	146,275,269	6,485,706	2,150,000	—	—	183,963,794
GMO International Intrinsic Value Fund, Class IV	140,086,040	5,228,515	2,200,000	—	—	187,727,910
GMO U.S. Core Equity Fund, Class VI	122,343,703	4,134,548	1,750,000	937,083	—	145,855,038
GMO U.S. Quality Equity Fund, Class VI	275,208,643	11,706,853	6,967,513	1,784,771	—	319,895,814
Totals	$698,544,923	$28,798,536	$13,067,513	$2,721,854	$—	$856,555,123

Notes to Schedule of Investments:

Portfolio valuation

Shares of the underlying funds and other mutual funds are generally valued at their net asset value.

Investments held by the underlying funds are valued as follows.   Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price, or broker bid (if the private market is more relevant in determining market value than the exchange).  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost.  Shares of investment funds are generally valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different than the value realized upon its sale.  Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE.  As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor using that vendor’s proprietary models.  As of May 31, 2009, 42.89% of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by that third party vendor. Those underlying funds classify such securities under SFAS 157 (as defined below) as level 2.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the categorization of investments by inputs used as of May 31, 2009 in valuing the Fund’s investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$837,448,093	$—
Level 2 – Other Significant Observable Inputs	19,112,567	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$856,560,660	$—

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$—

Underlying funds are classified above as either level 1 or level 2.   For the underlying funds’ summary of valuation inputs (including level 3 inputs, if any) please refer to the respective fund’s portfolio valuation note.

The Fund held no investments or other financial instruments at either February 28, 2009 or May 31, 2009, whose fair value was determined using level 3 inputs.

Investment risks

The Fund is indirectly exposed to all of the risks associated with an investment in the underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.  Some underlying funds may invest directly and/or indirectly in foreign securities.  The Fund is subject to risks involved in investing in foreign securities that are not presented by investments in U.S. securities. These risks may involve adverse political and economic developments, including expropriation and the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.  Also, fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s foreign currency holdings and investments denominated in foreign currency.  The risks described above apply to an even greater extent to investments in emerging countries. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets. Additionally, the investment risks associated with an investment in the underlying funds may be greater to the extent that the underlying funds engage in derivative transactions.

Disclosures about Derivative Instruments and Hedging Activities–Effective March 1, 2009, the Fund adopted FASB Statement of Financial Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). This standard is an amendment to FASB Statement No. 133 (“FASB 133”), “Accounting for Derivative Instruments” which expands the disclosure requirements of FASB 133 regarding an entity’s derivative instruments and hedging activities.

The Fund adopted SFAS 161 on March 1, 2009.  As of May 31, 2009, the Fund held no derivative contracts for the purposes of SFAS 161.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2009 (Unaudited)

Par Value ($)	Description	Value ($)

	DEBT OBLIGATIONS — 98.0%

	Asset-Backed Securities — 73.4%

	Auto Financing — 12.2%
6,542,326	BMW Vehicle Lease Trust, Series 07-1, Class A3B, 1 mo. LIBOR + .24%, 0.58%, due 08/15/13	6,522,062
6,200,000	Capital Auto Receivable Asset Trust, Series 07-2, Class A4B, 1 mo. LIBOR + .40%, 0.74%, due 02/18/14	5,641,194
9,000,000	Carmax Auto Owner Trust, Series 08-2, Class A4B, 1 mo. LIBOR + 1.65%, 1.99%, due 08/15/13	8,541,162
4,685,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4A, 5.32%, due 11/10/14	4,172,515
5,451,066	Daimler Chrysler Master Owner Trust, Series 06-A, Class A, 1 mo. LIBOR + .03%, 0.37%, due 11/15/11	3,706,725
1,700,000	Ford Credit Auto Owner Trust, Series 07-B, Class A4B, 1 mo. LIBOR + .38%, 0.72%, due 07/15/12	1,551,573
6,800,000	Ford Credit Auto Owner Trust, Series 06-C, Class A4B, 1 mo. LIBOR + .04%, 0.38%, due 02/15/12	6,680,456
11,790,000	Ford Credit Floorplan Master Owner Trust, Series 06-4, Class A, 1 mo. LIBOR + .25%, 0.59%, due 06/15/13	9,667,800
9,000,000	Merrill Auto Trust Securitization, Series 08-1, Class A4B, 1 mo. LIBOR + 2.20%, 2.54%, due 04/15/15	8,136,900
3,700,000	Merrill Auto Trust Securitization, Series 07-1, Class A4, 1 mo. LIBOR + .06%, 0.40%, due 12/15/13	3,245,640
11,600,000	Nissan Auto Receivables Owner Trust, Series 07-A, Class A4, 1 mo. LIBOR, 0.34%, due 06/17/13	11,295,183
8,900,000	Superior Wholesale Inventory Financing Trust, Series 04-A10, Class A, 1 mo. LIBOR + .10%, 0.44%, due 09/15/11	8,544,000
2,000,000	Swift Master Auto Receivables Trust, Series 07-1, Class A, 1 mo. LIBOR + .10%, 0.44%, due 06/15/12	1,760,000
7,100,000	Truck Retail Installment Paper Corp., Series 05-1A, Class A, 144A, 1 mo. LIBOR + .27%, 0.61%, due 12/15/16	5,761,324
11,600,000	World Omni Auto Receivables Trust, Series 07-A, Class A4, 1 mo. LIBOR, 0.34%, due 11/15/12	11,108,508
	Total Auto Financing	96,335,042

	Bank Loan Collateralized Debt Obligations — 1.1%
4,116,306	Arran Corp. Loans No. 1 B.V., Series 06-1A, Class A3, 144A, 3 mo. LIBOR + .17%, 1.46%, due 06/20/25	3,675,090
5,360,000	Omega Capital Europe Plc, Series GLOB-5A, Class A1, 144A, 3 mo. LIBOR + .25%, 1.42%, due 07/05/11	4,716,800
	Total Bank Loan Collateralized Debt Obligations	8,391,890

	Business Loans — 3.6%
1,623,846	Bayview Commercial Asset Trust, Series 04-3, Class A1, 144A, 1 mo. LIBOR + .37%, 0.68%, due 01/25/35	1,055,500
2,429,500	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.70%, due 01/25/36	1,214,750
9,000,000	Bayview Commercial Asset Trust, Series 07-6A, Class A2, 144A, 1 mo. LIBOR + 1.30%, 1.61%, due 12/25/37	5,850,000
816,728	Capitalsource Commercial Loan Trust, Series 06-1A, Class A1, 144A, 1 mo. LIBOR + .12%, 0.44%, due 08/22/16	657,466
1,515,495	GE Business Loan Trust, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .24%, 0.58%, due 11/15/33	767,737
10,900,000	GE Dealer Floorplan Master Trust, Series 07-2, Class A, 1 mo. LIBOR + .01%, 0.33%, due 07/20/12	9,723,931
2,111,183	Lehman Brothers Small Balance Commercial, Series 05-1A, Class A, 144A, 1 mo. LIBOR + .25%, 0.56%, due 02/25/30	1,161,150
1,532,630	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, 1 mo. LIBOR + .25%, 0.56%, due 09/25/30	812,294
633,724	Lehman Brothers Small Balance Commercial, Series 07-3A, Class 1A1, 144A, 1 mo. LIBOR + .65%, 0.96%, due 10/25/37	519,654
2,700,000	Lehman Brothers Small Balance Commercial, Series 07-3A, Class 1A2, 144A, 1 mo. LIBOR + .85%, 1.16%, due 10/25/37	1,539,000
2,430,890	Lehman Brothers Small Balance Commercial, Series 07-2A, Class 1A1, 144A, 1 mo. LIBOR + .12%, 0.43%, due 06/25/37	1,507,152

4,300,000	Navistar Financial Dealer Note Master Trust, Series 05-1, Class A, 1 mo. LIBOR + .11%, 0.43%, due 02/25/13	3,708,019
	Total Business Loans	28,516,653

	CMBS — 4.5%
5,200,000	Citigroup/Deutsche Bank Commercial Mortgage, Series 05-CD1, Class A2FL, 1 mo. LIBOR + .12%, 0.46%, due 07/15/44	2,600,000
11,500,000	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, 1 mo. LIBOR + .13%, 0.47%, due 12/15/20	5,750,000
5,200,000	GE Capital Commercial Mortgage Corp., Series 05-C4, Class A2, 5.31%, due 11/10/45	4,822,480
3,600,000	GE Capital Commercial Mortgage Corp., Series 06-C1, Class A2, 5.52%, due 03/10/44	3,349,440
961,816	Greenwich Capital Commercial Funding Corp., Series 06-FL4A, Class A1, 144A, 1 mo. LIBOR + .09%, 0.50%, due 11/05/21	798,608
6,000,000	GS Mortgage Securities Corp., Series 06-GG6, Class A2, 5.51%, due 04/10/38	5,628,750
554,933	Lehman Brothers Floating Rate Commercial, Series 06-LLFA, Class A1, 144A, 1 mo. LIBOR + .08%, 0.42%, due 09/15/21	471,693
5,400,000	Merrill Lynch Mortgage Trust, Series 06-C1, Class A2, 5.79%, due 05/12/39	4,967,460
2,700,000	Morgan Stanley Capital I, Series 06-IQ11, Class A3, 5.91%, due 10/15/42	2,400,651
6,908,211	Wachovia Bank Commercial Mortgage Trust, Series 06-WL7A, Class A1, 144A, 1 mo. LIBOR + .09%, 0.43%, due 09/15/21	4,973,912
	Total CMBS	35,762,994

	CMBS Collateralized Debt Obligations — 0.7%
6,780,000	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.46%, due 11/23/52	474,600
5,957,688	Guggenheim Structured Real Estate Funding, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .32%, 0.63%, due 08/26/30	2,085,191
6,450,000	Marathon Real Estate CDO, Series 06-1A, Class A1, 144A, 1 mo. LIBOR + .33%, 0.64%, due 05/25/46	2,711,015
	Total CMBS Collateralized Debt Obligations	5,270,806

	Credit Cards — 14.8%
4,100,000	American Express Credit Account Master Trust, Series 06-1, Class A, 1 mo. LIBOR + .03%, 0.37%, due 12/15/13	3,921,908
7,900,000	American Express Credit Account Master Trust, Series 05-5, Class A, 1 mo. LIBOR + .04%, 0.38%, due 02/15/13	7,806,148
4,500,000	American Express Credit Account Master Trust, Series 04-4, Class A, 1 mo. LIBOR + .09%, 0.43%, due 03/15/12	4,489,150
7,100,000	Cabela’s Master Credit Card Trust, Series 08-4A, Class A2, 144A, 1 mo. LIBOR + 3.00%, 3.34%, due 09/15/14	7,139,797
4,500,000	Capital One Multi-Asset Execution Trust, Series 04-A7, Class A7, 3 mo. LIBOR + .15%, 1.03%, due 06/16/14	4,325,790
8,700,000	Capital One Multi-Asset Execution Trust, Series 06-A14, Class A, 1 mo. LIBOR + .01%, 0.35%, due 08/15/13	8,405,940
8,100,000	Capital One Multi-Asset Execution Trust, Series 08-A6, Class A6, 1 mo. LIBOR + 1.10%, 1.44%, due 03/17/14	7,816,500
7,700,000	Charming Shoppes Master Trust, Series 07-1A, Class A1, 144A, 1 mo. LIBOR + 1.25%, 1.59%, due 09/15/17	6,850,767
9,100,000	Citibank OMNI Master Trust, Series 07-A9A, Class A9, 144A, 1 mo. LIBOR + 1.10%, 1.41%, due 12/23/13	9,054,500
4,000,000	Discover Card Master Trust I, Series 96-4, Class A, 1 mo. LIBOR + .38%, 0.72%, due 10/16/13	3,878,800
4,100,000	Discover Card Master Trust I, Series 05-4, Class A1, 1 mo. LIBOR + .06%, 0.40%, due 06/18/13	3,915,500
3,900,000	Discover Card Master Trust I, Series 05-4, Class A2, 1 mo. LIBOR + .09%, 0.43%, due 06/16/15	3,513,656
2,700,000	Discover Card Master Trust I, Series 06-2, Class A2, 1 mo. LIBOR + .03%, 0.37%, due 01/16/14	2,581,641
5,700,000	GE Capital Credit Card Master Note Trust, Series 05-1, Class A, 1 mo. LIBOR + .04%, 0.38%, due 03/15/13	5,613,782
4,400,000	GE Capital Credit Card Master Note Trust, Series 07-3, Class A1, 1 mo. LIBOR + .01%, 0.35%, due 06/15/13	4,224,000

10,600,000	Household Credit Card Master Note Trust I, Series 07-1, Class A, 1 mo. LIBOR + .05%, 0.39%, due 04/15/13	10,341,625
4,600,000	Household Credit Card Master Note Trust I, Series 07-2, Class A, 1 mo. LIBOR + .55%, 0.89%, due 07/15/13	4,493,625
14,300,000	HSBC Private Label Credit Card Master Note, Series 07-1, Class A, 1 mo. LIBOR + .02%, 0.36%, due 12/16/13	13,848,656
4,200,000	National City Credit Card Master Trust, Series 08-3, Class A, 1 mo. LIBOR + 1.80%, 2.14%, due 05/15/13	3,864,000
900,000	World Financial Network Credit Card Master Trust, Series 06-A, Class A, 144A, 1 mo. LIBOR + .13%, 0.47%, due 02/15/17	789,678
	Total Credit Cards	116,875,463

	Equipment Leases — 1.4%
3,535,669	CNH Equipment Trust, Series 07-B, Class A3B, 1 mo. LIBOR + .60%, 0.94%, due 10/17/11	3,533,406
8,100,000	GE Equipment Midticket LLC, Series 07-1, Class A3B, 1 mo. LIBOR + .25%, 0.60%, due 06/14/11	7,836,750
	Total Equipment Leases	11,370,156

	Insurance Premiums — 0.9%
8,000,000	AICCO Premium Finance Master Trust, Series 07-AA, Class A, 144A, 1 mo. LIBOR + .05%, 0.39%, due 12/15/11	6,936,000

	Insured Auto Financing — 8.0%
4,700,000	Aesop Funding II LLC, Series 05-1A, Class A3, 144A, MBIA, 1 mo. LIBOR + .12%, 0.44%, due 04/20/11	4,206,453
6,000,000	Aesop Funding II LLC, Series 06-1A, Class A, 144A, MBIA, 1 mo. LIBOR + .22%, 0.54%, due 03/20/12	4,628,700
2,972,254	AmeriCredit Automobile Receivables Trust, Series 05-BM, Class A4, MBIA, 1 mo. LIBOR + .08%, 0.49%, due 05/06/12	2,901,514
2,900,000	AmeriCredit Automobile Receivables Trust, Series 07-AX, Class A4, XL, 1 mo. LIBOR + .04%, 0.45%, due 10/06/13	2,557,510
5,694,523	AmeriCredit Automobile Receivables Trust, Series 07-CM, Class A3B, MBIA, 1 mo. LIBOR + .03%, 0.44%, due 05/07/12	5,521,461
2,700,000	AmeriCredit Automobile Receivables Trust, Series 07-DF, Class A4B, FSA, 1 mo. LIBOR + .80%, 1.21%, due 06/06/14	2,175,285
6,000,000	AmeriCredit Prime Automobile Receivable Trust, Series 07-2M, Class A4B, MBIA, 1 mo. LIBOR + .50%, 0.90%, due 03/08/16	4,113,713
5,700,000	Capital One Auto Finance Trust, Series 06-B, Class A4, MBIA, 1 mo. LIBOR + .02%, 0.36%, due 07/15/13	5,321,634
9,700,000	Capital One Auto Finance Trust, Series 07-A, Class A4, AMBAC, 1 mo. LIBOR + .02%, 0.36%, due 11/15/13	7,800,421
1,442,262	Capital One Auto Finance Trust, Series 07-C, Class A3B, FGIC, 1 mo. LIBOR + .51%, 0.85%, due 04/16/12	1,428,056
1,800,000	Hertz Vehicle Financing LLC, Series 05-2A, Class A5, 144A, AMBAC, 1 mo. LIBOR + .25%, 0.56%, due 11/25/11	1,463,598
11,000,000	Santander Drive Auto Receivables Trust, Series 07-3, Class A4B, FGIC, 1 mo. LIBOR + .65%, 0.99%, due 10/15/14	8,948,060
11,000,000	Triad Auto Receivables Owner Trust, Series 07-B, Class A4B, FSA, 1 mo. LIBOR + 1.20%, 1.57%, due 07/14/14	9,470,120
2,461,355	UPFC Auto Receivables Trust, Series 06-B, Class A3, AMBAC, 5.01%, due 08/15/12	2,344,440
	Total Insured Auto Financing	62,880,965

	Insured Other — 1.5%
5,000,000	DB Master Finance LLC, Series 06-1, Class A2, 144A, AMBAC, 5.78%, due 06/20/31	3,842,265
3,715,779	Henderson Receivables LLC, Series 06-3A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.54%, due 09/15/41	2,477,979
2,921,548	Henderson Receivables LLC, Series 06-4A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.54%, due 12/15/41	1,965,559
3,601,059	TIB Card Receivables Fund, 144A, FGIC, 3 mo. LIBOR + .25%, 1.42%, due 01/05/14	3,060,900

9,200,000	Toll Road Investment Part II, Series C, 144A, MBIA, Zero Coupon, due 02/15/37	830,576
	Total Insured Other	12,177,279

	Insured Residential Asset-Backed Securities (United States) — 0.6%
10,381,063	Ameriquest Mortgage Securities, Inc., Series 04-R6, Class A1, XL, 1 mo. LIBOR + .21%, 0.52%, due 07/25/34	4,671,479

	Insured Residential Mortgage-Backed Securities (United States) — 0.1%
1,243,846	SBI Heloc Trust, Series 05-HE1, Class 1A, 144A, FSA, 1 mo. LIBOR + .19%, 0.50%, due 11/25/35	597,653

	Insured Time Share — 0.5%
964,408	Cendant Timeshare Receivables Funding LLC, Series 05-1A, Class A2, 144A, FGIC, 1 mo. LIBOR + .18%, 0.50%, due 05/20/17	656,098
599,179	Sierra Receivables Funding Co., Series 06-1A, Class A2, 144A, MBIA, 1 mo. LIBOR + .15%, 0.47%, due 05/20/18	456,685
4,485,911	Sierra Receivables Funding Co., Series 07-2A, Class A2, 144A, MBIA, 1 mo. LIBOR + 1.00%, 1.32%, due 09/20/19	2,793,350
	Total Insured Time Share	3,906,133

	Insured Transportation — 0.4%
5,461,459	CLI Funding LLC, Series 06-1A, Class A, 144A, AMBAC, 1 mo. LIBOR + .18%, 0.52%, due 08/18/21	2,949,188

	Investment Grade Corporate Collateralized Debt Obligations — 3.6%
2,000,000	Morgan Stanley ACES SPC, Series 04-15, Class III, 144A, 3 mo. LIBOR + .75%, 2.23%, due 12/20/09	1,551,000
5,000,000	Morgan Stanley ACES SPC, Series 04-16, Class I, 144A, 3 mo. LIBOR + .40%, 1.42%, due 08/05/09	4,727,500
2,000,000	Morgan Stanley ACES SPC, Series 05-2A, Class A, 144A, 3 mo. LIBOR + .45%, 1.74%, due 03/20/10	1,604,000
2,000,000	Morgan Stanley ACES SPC, Series 05-10, Class A1, 144A, 3 mo. LIBOR + .52%, 1.81%, due 03/20/10	1,459,000
4,000,000	Morgan Stanley ACES SPC, Series 05-15, Class A, 144A, 3 mo. LIBOR + .40%, 1.69%, due 12/20/10	2,748,000
4,800,000	Morgan Stanley ACES SPC, Series 06-13A, Class A, 144A, 3 mo. LIBOR + .29%, 1.58%, due 06/20/13	2,116,800
2,000,000	Morgan Stanley ACES SPC, Series 04-12, Class A, 144A, 3 mo. LIBOR + .60%, 1.62%, due 08/05/09	1,876,000
4,000,000	Morgan Stanley ACES SPC, Series 04-15, Class II, 144A, 3 mo. LIBOR + .65%, 1.94%, due 12/20/09	3,392,000
9,000,000	Prism Orso Trust, Series 04-MAPL, Class CERT, 144A, 3 mo. LIBOR + .70%, 1.99%, due 08/01/11	7,044,300
4,500,000	Salisbury International Investments Ltd., 3 mo. LIBOR + .42%, 1.71%, due 06/22/10	2,147,400
	Total Investment Grade Corporate Collateralized Debt Obligations	28,666,000

	Residential Asset-Backed Securities (United States) — 11.0%
2,556,946	Accredited Mortgage Loan Trust, Series 07-1, Class A1, 1 mo. LIBOR + .05%, 0.36%, due 02/25/37	2,247,054
2,627,649	ACE Securities Corp., Series 07-WM1, Class A2A, 1 mo. LIBOR + .07%, 0.38%, due 11/25/36	1,268,629
2,334,133	ACE Securities Corp., Series 06-SL3, Class A2, 1 mo. LIBOR + .17%, 0.48%, due 06/25/36	46,683
4,711,254	ACE Securities Corp., Series 07-ASL1, Class A2, 1 mo. LIBOR + .17%, 0.48%, due 12/25/36	237,918
2,146,818	ACE Securities Corp., Series 06-SL3, Class A1, 1 mo. LIBOR + .10%, 0.41%, due 06/25/36	75,997
9,400,000	ACE Securities Corp., Series 06-ASP5, Class A2C, 1 mo. LIBOR + .18%, 0.49%, due 10/25/36	2,373,500
11,900,000	ACE Securities Corp., Series 06-HE2, Class A2C, 1 mo. LIBOR + .16%, 0.47%, due 05/25/36	4,135,250
930,782	ACE Securities Corp., Series 06-SL1, Class A, 1 mo. LIBOR + .16%, 0.47%, due 09/25/35	108,157
796,401	ACE Securities Corp., Series 05-ASP1, Class A2C, 1 mo. LIBOR + .27%, 0.58%, due 09/25/35	757,696
370,901	ACE Securities Corp., Series 05-SDI, Class A1, 1 mo. LIBOR + .40%, 0.71%, due 11/25/50	284,332
1,318,690	ACE Securities Corp., Series 06-SL4, Class A1, 1 mo. LIBOR + .12%, 0.43%, due 09/25/36	136,484
1,906,733	ACE Securities Corp., Series 06-HE3, Class A2B, 1 mo. LIBOR + .09%, 0.40%, due 06/25/36	1,276,748
4,500,000	ACE Securities Corp., Series 06-CW1, Class A2B, 1 mo. LIBOR + .10%, 0.41%, due 07/25/36	3,033,900
2,584,258	Argent Securities, Inc., Series 06-W2, Class A2B, 1 mo. LIBOR + .19%, 0.50%, due 03/25/36	1,498,870

11,400,000	Argent Securities, Inc., Series 06-M1, Class A2C, 1 mo. LIBOR + .15%, 0.46%, due 07/25/36	2,750,250
2,300,000	Argent Securities, Inc., Series 06-W5, Class A2C, 1 mo. LIBOR + .15%, 0.46%, due 06/25/36	621,000
10,140,536	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.42%, due 09/25/36	5,881,511
7,728,730	Asset Backed Funding Certificates, Series 07-NC1, Class A1, 144A, 1 mo. LIBOR + .22%, 0.53%, due 05/25/37	5,128,785
2,700,000	Asset Backed Funding Certificates, Series 06-OPT2, Class A3C, 1 mo. LIBOR + .15%, 0.46%, due 10/25/36	847,260
2,600,000	Asset Backed Funding Certificates, Series 06-OPT2, Class A3B, 1 mo. LIBOR + .11%, 0.42%, due 10/25/36	2,267,980
179,358	Asset Backed Funding Certificates, Series 06-OPT3, Class A3A, 1 mo. LIBOR + .06%, 0.37%, due 11/25/36	168,722
4,322,613	Bayview Financial Acquisition Trust, Series 05-A, Class A1, 144A, 1 mo. LIBOR + .50%, 1.32%, due 02/28/40	1,796,910
3,350,583	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A1, 1 mo. LIBOR + .11%, 0.42%, due 11/25/36	2,271,365
5,400,000	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A2, 1 mo. LIBOR + .20%, 0.51%, due 11/25/36	1,175,959
2,438,241	Bear Stearns Mortgage Funding Trust, Series 07-SL2, Class 1A, 1 mo. LIBOR + .16%, 0.47%, due 02/25/37	217,550
2,600,000	Centex Home Equity, Series 06-A, Class AV3, 1 mo. LIBOR + .16%, 0.47%, due 06/25/36	1,430,000
6,600,000	Citigroup Mortgage Loan Trust, Inc., Series 06-WFH4, Class A3, 1 mo. LIBOR + .15%, 0.46%, due 11/25/36	2,376,000
2,600,000	Citigroup Mortgage Loan Trust, Inc., Series 06-HE3, Class A2C, 1 mo. LIBOR + .16%, 0.47%, due 12/25/36	669,500
8,112,000	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, 1 mo. LIBOR + .14%, 0.45%, due 02/25/37	3,789,926
2,362,476	Countrywide Asset-Backed Certificates, Series 06-BC5, Class 2A1, 1 mo. LIBOR + .08%, 0.39%, due 03/25/37	2,076,144
925,262	Credit-Based Asset Servicing & Securitization, Series 06-RP1, Class A1, 144A, 1 mo. LIBOR + .11%, 0.42%, due 04/25/36	803,244
4,400,000	Fremont Home Loan Trust, Series 06-B, Class 2A3, 1 mo. LIBOR + .16%, 0.47%, due 08/25/36	1,320,000
1,362,777	Household Home Equity Loan Trust, Series 05-2, Class A2, 1 mo. LIBOR + .31%, 0.63%, due 01/20/35	804,039
520,376	Household Home Equity Loan Trust, Series 05-3, Class A2, 1 mo. LIBOR + .29%, 0.61%, due 01/20/35	309,624
6,800,000	J.P. Morgan Mortgage Acquisition Corp., Series 06-WMC4, Class A3, 1 mo. LIBOR + .12%, 0.43%, due 12/25/36	2,164,856
4,400,000	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.46%, due 03/25/36	1,650,000
613,947	Master Asset-Backed Securities Trust, Series 05-FRE1, Class A4, 1 mo. LIBOR + .25%, 0.56%, due 10/25/35	455,856
2,700,000	Master Asset-Backed Securities Trust, Series 06-HE2, Class A3, 1 mo. LIBOR + .15%, 0.46%, due 06/25/36	688,500
6,160,000	Master Asset-Backed Securities Trust, Series 06-HE3, Class A3, 1 mo. LIBOR + .15%, 0.46%, due 08/25/36	1,586,200
3,100,000	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, 1 mo. LIBOR + .16%, 0.47%, due 10/25/36	790,500
1,405,568	Master Second Lien Trust, Series 06-1, Class A, 1 mo. LIBOR + .16%, 0.47%, due 03/25/36	91,362
3,072,584	Merrill Lynch Mortgage Trust, Series 06-SD1, Class A, 1 mo. LIBOR + .28%, 0.59%, due 01/25/47	1,819,584
2,300,000	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, 1 mo. LIBOR + .15%, 0.46%, due 11/25/36	563,500
8,800,000	Nationstar Home Equity Loan Trust, Series 06-B, Class AV3, 1 mo. LIBOR + .17%, 0.48%, due 09/25/36	2,791,250
9,100,000	Nomura Home Equity Loan, Inc., Series 06-HE3, Class 2A3, 1 mo. LIBOR + .15%, 0.46%, due 07/25/36	1,962,188
2,386,938	People’s Choice Home Loan Securities Trust, Series 05-4, Class 1A2, 1 mo. LIBOR + .26%, 0.57%, due 12/25/35	1,779,989
284,605	Residential Asset Mortgage Products, Inc., Series 05-RS4, Class A3, 1 mo. LIBOR + .23%, 0.54%, due 04/25/35	260,769
6,500,000	Saxon Asset Securities Trust, Series 06-3, Class A2, 1 mo. LIBOR + .11%, 0.42%, due 10/25/46	5,200,000

9,100,000	Securitized Asset-Backed Receivables LLC Trust, Series 06-HE1, Class A2C, 1 mo. LIBOR + .16%, 0.47%, due 07/25/36	2,366,000
2,382,784	Security National Mortgage Loan Trust, Series 06-2A, Class A1, 144A, 1 mo. LIBOR + .29%, 0.60%, due 10/25/36	2,144,506
644,418	SG Mortgage Securities Trust, Series 05-OPT1, Class A2, 1 mo. LIBOR + .26%, 0.57%, due 09/25/35	411,985
4,417,007	Soundview Home Equity Loan Trust, Series 07-NS1, Class A1, 1 mo. LIBOR + .12%, 0.43%, due 01/25/37	3,576,395
3,600,000	Specialty Underwriting & Residential Finance, Series 06-BC3, Class A2C, 1 mo. LIBOR + .15%, 0.46%, due 06/25/37	944,640
2,535,016	Structured Asset Investment Loan Trust, Series 06-1, Class A3, 1 mo. LIBOR + .20%, 0.51%, due 01/25/36	963,306
1,096,439	Structured Asset Securities Corp., Series 05-S6, Class A2, 1 mo. LIBOR + .29%, 0.60%, due 11/25/35	164,466
	Total Residential Asset-Backed Securities (United States)	86,562,839

	Residential Mortgage-Backed Securities (Australian) — 2.2%
972,806	Australian Mortgage Securities II, Series G3, Class A1A, 3 mo. LIBOR + .21%, 1.35%, due 01/10/35	826,885
2,816,476	Crusade Global Trust, Series 06-1, Class A1, 144A, 3 mo. LIBOR + .06%, 1.17%, due 07/20/38	2,462,456
7,986,003	Interstar Millennium Trust, Series 04-2G, Class A, 3 mo. LIBOR + .20%, 1.72%, due 03/14/36	6,461,395
3,214,924	Interstar Millennium Trust, Series 05-1G, Class A, 3 mo. LIBOR + .12%, 1.41%, due 12/08/36	2,514,521
1,698,845	Medallion Trust, Series 05-1G, Class A1, 3 mo. LIBOR + .08%, 1.04%, due 05/10/36	1,498,876
4,562,100	Puma Finance Ltd., Series G5, Class A1, 144A, 3 mo. LIBOR + .07%, 0.82%, due 02/21/38	3,465,234
	Total Residential Mortgage-Backed Securities (Australian)	17,229,367

	Residential Mortgage-Backed Securities (European) — 3.9%
9,300,000	Aire Valley Mortgages, Series 06-1A, Class 1A, 144A, 3 mo. LIBOR + .11%, 1.40%, due 09/20/66	4,650,000
5,700,000	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 1.24%, due 01/13/39	4,887,180
789,922	Gracechurch Mortgage Funding Plc, Series 1A, Class A2B, 144A, 3 mo. LIBOR + .07%, 1.21%, due 10/11/41	727,897
4,456,553	Granite Master Issuer Plc, Series 06-3, Class A3, 1 mo. LIBOR + .04%, 0.36%, due 12/20/54	2,718,025
8,841,177	Kildare Securities Ltd., Series 07-1A, Class A2, 144A, 3 mo. LIBOR + .06%, 1.35%, due 12/10/43	6,550,605
3,251,790	Leek Finance Plc, Series 16A, Class A2B, 144A, 3 mo. LIBOR + .16%, 1.39%, due 09/21/37	2,380,034
972,216	Leek Finance Plc, Series 15A, Class AB, 144A, 3 mo. LIBOR + .14%, 1.37%, due 03/21/37	777,773
3,005,644	Paragon Mortgages Plc, Series 12A, Class A2C, 144A, 3 mo. LIBOR + .11%, 0.99%, due 11/15/38	1,355,545
2,734,740	Paragon Mortgages Plc, Series 14A, Class A2C, 144A, 3 mo. LIBOR + .10%, 1.42%, due 09/15/39	1,299,794
2,700,000	Permanent Master Issuer Plc, Series 06-1, Class 5A, 3 mo. LIBOR + .11%, 1.24%, due 07/15/33	2,241,000
4,500,000	Permanent Master Issuer Plc, Series 07-1, Class 4A, 3 mo. LIBOR + .08%, 1.21%, due 10/15/33	3,609,990
	Total Residential Mortgage-Backed Securities (European)	31,197,843

	Residential Mortgage-Backed Securities (United States) — 0.0%
459,618	GreenPoint Mortgage Funding Trust, Series 05-HE4, Class 2A3C, 1 mo. LIBOR + .25%, 0.56%, due 07/25/30	365,396

	Student Loans — 2.4%
3,100,000	College Loan Corp. Trust, Series 07-2, Class A1, 3 mo. LIBOR + .25%, 1.34%, due 01/25/24	2,914,000
5,460,000	College Loan Corp. Trust, Series 07-1, Class A1, 3 mo. LIBOR + .01%, 1.10%, due 01/25/23	5,369,091
809,969	Goal Capital Funding Trust, Series 06-1, Class A1, 3 mo. LIBOR, 0.66%, due 08/25/20	791,170
372,492	Keycorp Student Loan Trust, Series 05-A, Class 2A1, 3 mo. LIBOR + .05%, 1.28%, due 09/27/21	367,396
1,132,042	Montana Higher Education Student Assistance Corp., Series 05-1, Class A, 3 mo. LIBOR + .04%, 1.33%, due 06/20/15	1,120,212
5,432,950	National Collegiate Student Loan Trust, Series 05-2, Class A2, 1 mo. LIBOR + .15%, 0.46%, due 02/25/26	5,109,200
633,718	National Collegiate Student Loan Trust, Series 06-1, Class A2, 1 mo. LIBOR + .14%, 0.45%, due 08/25/23	570,346
1,774,482	National Collegiate Student Loan Trust, Series 06-A, Class A1, 144A, 1 mo. LIBOR + .08%, 0.39%, due 08/26/19	1,707,939

991,955		SLC Student Loan Trust, Series 06-A, Class A2, 3 mo. LIBOR + .03%, 1.16%, due 10/15/15	987,888
		Total Student Loans	18,937,242
		Total Asset-Backed Securities	579,600,388

		Foreign Government Obligations — 4.8%
GBP	25,000,000	U.K. Treasury Bond, 4.25%, due 12/07/46(a)	37,962,848

		U.S. Government — 19.7%
124,340,133		U.S. Treasury Inflation Indexed Bond, 0.88%, due 04/15/10(b)(c)	124,223,501
55,000,000		U.S. Treasury Principal Strip Bond, due 11/15/21(a)	31,573,410
		Total U.S. Government	155,796,911

		U.S. Government Agency — 0.1%
800,000		U.S. Department of Transportation, 144A, 6.00%, due 12/07/21	755,712
		TOTAL DEBT OBLIGATIONS (COST $1,009,587,247)	774,115,859

Principal Amount		Description	Value ($)

		OPTIONS PURCHASED — 12.3%

		Currency Options — 5.1%
USD	700,000,000	USD Call/JPY Put, Expires 09/05/13, Strike 119.00	9,015,300
USD	700,000,000	USD Call/JPY Put, Expires 09/05/13, Strike 119.00	9,015,300
USD	700,000,000	USD Call/JPY Put, Expires 09/10/13, Strike 119.00	9,035,600
USD	700,000,000	USD Call/JPY Put, Expires 09/12/13, Strike 119.00	9,036,300
USD	350,000,000	USD Call/JPY Put, Expires 09/24/13, Strike 119.00	4,541,250
		Total Currency Options	40,643,750

		Options on Credit Default Swaps — 0.0%
USD	125,000,000	USD Swaption Call on CDX. NA. IG, Expires 06/20/09, Strike 1.70%	123,875
USD	250,000,000	USD Swaption Call on CDX. NA. IG, Expires 06/20/09, Strike 2.00%	47,750
USD	125,000,000	USD Swaption Call on CDX. NA. IG, Expires 06/20/09, Strike 2.50%	17,250
USD	250,000,000	USD Swaption Call on CDX. NA. IG, Expires 06/20/09, Strike 2.60%	30,250
		Total Options on Credit Default Swaps	219,125

		Options on Futures — 0.6%
USD	1,150,000	U.S Treasury Note 10 Yr. Call, Expires 06/26/09, Strike 116.50	1,904,687
USD	5,000,000	U.S Treasury Note 10 Yr. Call, Expires 06/26/09, Strike 119.50	2,343,750
USD	5,000,000	U.S Treasury Note 10 Yr. Call, Expires 06/26/09, Strike 123.50	234,375
		Total Options on Futures	4,482,812

		Options on Interest Rate Swaps — 5.3%
AUD	175,000,000	AUD Swaption Call, Expires 07/28/09, Strike 3.02%	16,959
AUD	87,500,000	AUD Swaption Call, Expires 07/28/09, Strike 3.13%	17,029
AUD	175,000,000	AUD Swaption Call, Expires 07/28/09, Strike 3.52%	218,085
AUD	87,500,000	AUD Swaption Call, Expires 07/28/09, Strike 3.73%	219,276
CAD	100,000,000	CAD Swaption Call, Expires 05/20/10, Strike 2.01%	365,743
EUR	80,000,000	EUR Swaption Call, Expires 07/14/09, Strike 3.12%	82,334
EUR	80,000,000	EUR Swaption Call, Expires 07/14/09, Strike 3.62%	1,030,304
EUR	150,000,000	EUR Swaption Call, Expires 02/22/10, Strike 3.95%	4,810,465
EUR	500,000,000	EUR Swaption Call, Expires 02/23/10, Strike 1.00%	301,118
EUR	600,000,000	EUR Swaption Call, Expires 02/03/11, Strike 3.39%	8,958,895
GBP	200,000,000	GBP Swaption Call, Expires 08/05/09, Strike 1.80%	300,309
GBP	200,000,000	GBP Swaption Call, Expires 08/05/09, Strike 2.30%	1,765,323
GBP	14,000,000	GBP Swaption Put, Expires 02/28/11, Strike 5.17%	602,476
GBP	14,000,000	GBP Swaption Call, Expires 02/28/11, Strike 5.17%	1,475,608
GBP	14,000,000	GBP Swaption Put, Expires 03/03/11, Strike 5.03%	684,684

GBP	14,000,000	GBP Swaption Call, Expires 03/03/11, Strike 5.03%	1,308,928
GBP	28,000,000	GBP Swaption Put, Expires 03/14/11, Strike 4.96%	1,474,816
GBP	28,000,000	GBP Swaption Call, Expires 03/14/11, Strike 4.96%	2,445,339
GBP	35,000,000	GBP Swaption Put, Expires 03/21/11, Strike 4.92%	1,922,209
GBP	35,000,000	GBP Swaption Call, Expires 03/21/11, Strike 4.92%	2,932,106
SEK	500,000,000	SEK Swaption Call, Expires 05/17/10, Strike 2.55%	549,029
SEK	500,000,000	SEK Swaption Call, Expires 05/13/10, Strike 2.61%	596,934
USD	64,000,000	USD Swaption Straddle, Expires 04/10/18, Strike TBD	3,190,016
USD	64,000,000	USD Swaption Straddle, Expires 04/23/18, Strike TBD	3,185,600
USD	64,000,000	USD Swaption Straddle, Expires 05/01/18, Strike TBD	3,181,056
		Total Options on Interest Rate Swaps	41,634,641

		Options on Interest Rates — 1.3%
GBP	150,000,000	Floor on 3 Month GBP LIBOR, Expires 09/13/09, Strike 6.40%	5,927,053
GBP	150,000,000	Floor on 3 Month GBP LIBOR, Expires 09/13/09, Strike 5.40%	4,707,070
USD	300,000,000	USD 3 Month LIBOR Cap Call, Expires 04/15/10, Strike 2.64%	10,200
		Total Options on Interest Rates	10,644,323
		TOTAL OPTIONS PURCHASED (COST $64,398,815)	97,624,651

Shares		Description	Value ($)

		SHORT-TERM INVESTMENTS — 5.9%

		Money Market Funds — 5.9%
33,335,905		State Street Institutional Liquid Reserves Fund-Institutional Class	33,335,905
12,984,023		State Street Institutional Treasury Plus Money Market Fund-Institutional Class	12,984,023
		TOTAL SHORT-TERM INVESTMENTS (COST $46,319,928)	46,319,928

		TOTAL INVESTMENTS — 116.2% (Cost $1,120,305,990)	918,060,438

		Other Assets and Liabilities (net) — (16.2%)	(128,262,251)

		TOTAL NET ASSETS — 100.0%	$789,798,187

As of May 31, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,120,305,990	$48,116,490	$(250,362,042)	$(202,245,552)

A summary of outstanding financial instruments at May 31, 2009 is as follows:

Written Options

A summary of open written option contracts for the Fund at May 31, 2009 is as follows:

	Notional Amount	Expiration Date		Description	Premiums	Market Value
Call	350,000,000	7/28/2009	AUD	Interest Rate Swaption, Strike 3.27%	$(791,280)	$(146,605)
Call	175,000,000	7/28/2009	AUD	Interest Rate Swaption, Strike 3.58%	(409,336)	(271,065)
Call	600,000,000	2/3/2011	EUR	Interest Rate Swaption, Strike 2.39%	(1,787,928)	(2,799,973)
Call	160,000,000	7/14/2009	EUR	Interest Rate Swaption, Strike 3.37%	(1,911,528)	(710,016)
Call	400,000,000	8/5/2009	GBP	Interest Rate Swaption, Strike 2.05%	(784,264)	(1,708,106)
Call	45,000,000	8/13/2009	GBP	Interest Rate Swaption, Strike 3.70%	(650,620)	(395,307)
Call	300,000,000	9/13/2009	GBP	Floor on 3 Month GBP LIBOR, Strike 5.90%	(1,167,900)	(10,634,123)
Call	250,000,000	6/20/2009	USD	Credit Default Swaption, CDX. NA.IG, Strike 1.90%	(925,000)	(82,500)
Call	500,000,000	6/20/2009	USD	Credit Default Swaption, CDX. NA.IG, Strike 2.30%	(2,975,000)	(41,000)
Call	55,000,000	10/3/2011	USD	Interest Rate Swaption, Strike 4.88%	(3,025,000)	(4,323,825)
Put	120,000,000	10/3/2011	USD	Interest Rate Swaption, Strike 4.88%	(6,600,000)	(6,198,480)
Call	10,000,000	6/26/2009	USD	U.S Treasury Note 10 Yr. Call, Strike 121.50	(4,823,750)	(1,562,500)
Call	2,300,000	6/26/2009	USD	U.S Treasury Note 10 Yr. Call, Strike 118.00	(2,223,525)	(2,120,312)
					$(28,075,131)	$(30,993,812)

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)^	Annual Premium	Implied Credit Spread (1)	Deliverable on Default	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Market Value
13,000,000	USD	9/20/2010	Morgan Stanley	Receive	0.40%	7.01%	Eagle Creek CDO	13,000,000	USD	$(1,102,226)
50,000,000	USD	12/20/2012	Morgan Stanley	(Pay)	1.93%	2.85%	Reference security within CDX index	N/A		1,287,049
97,228,457	USD	12/20/2012	Morgan Stanley	Receive	0.71%	0.44%	Reference security within CDX index	97,228,457	USD	1,058,783
252,793,989	USD	12/20/2012	Morgan Stanley	Receive	0.71%	0.44%	Reference security within CDX Index	252,793,989	USD	2,752,837
100,000,000	USD	12/20/2012	Morgan Stanley	(Pay)	1.20%	0.94%	Reference security within CDX Index	NA		(1,134,434)
7,000,000	USD	3/20/2013	Morgan Stanley	Receive	0.25%	6.62%	MS Synthetic 2006-1	7,000,000	USD	(1,496,284)
										$1,365,725
				Premiums to (Pay) Receive						$—

^	Receive - Fund receives premium and sells credit protection.
(Pay) - Fund pays premium and buys credit protection.
(1)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of May 31, 2009, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider (i.e. higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(2)	The maximum potential amount the Fund could be required to make as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)#	Fixed Rate	Variable Rate	Market Value
182,000,000	USD	5/26/2014	Barclays Bank PLC	(Pay)	2.59%	3 month LIBOR	$1,550,830
182,000,000	USD	5/29/2014	Citigroup	(Pay)	2.80%	3 month LIBOR	(280,551)
119,000,000	USD	5/26/2019	JP Morgan Chase Bank	Receive	3.45%	3 month LIBOR	(2,085,553)
100,000,000	USD	5/26/2019	Barclays Bank PLC	Receive	3.46%	3 month LIBOR	(1,699,133)
119,000,000	USD	5/29/2019	Morgan Stanley	Receive	3.73%	3 month LIBOR	725,231
100,000,000	USD	5/29/2019	Citigroup	Receive	3.74%	3 month LIBOR	652,225
55,000,000	USD	11/15/2021	JP Morgan Chase Bank	(Pay)	0.00%	3 month LIBOR	(7,621,550)
65,000,000	USD	5/15/2022	JP Morgan Chase Bank	(Pay)	0.00%	3 month LIBOR	(3,305,495)
105,000,000	USD	8/15/2022	JP Morgan Chase Bank	(Pay)	0.00%	3 month LIBOR	(5,237,753)
153,000,000	AUD	4/16/2023	Deutsche Bank AG	Receive	6.36%	6 month AUD BBSW	133,458
82,200,000	AUD	4/17/2038	Deutsche Bank AG	(Pay)	4.34%	6 month AUD BBSW	1,237,660
57,000,000	USD	5/26/2039	JP Morgan Chase Bank	(Pay)	3.95%	3 month LIBOR	660,834
57,000,000	USD	5/29/2039	Morgan Stanley	(Pay)	4.21%	3 month LIBOR	(1,901,766)
25,000,000	GBP	12/7/2046	Merrill Lynch	(Pay)	4.36%	6 month GBP LIBOR	(2,144,509)
							$(19,316,072)
			Premiums to (Pay) Receive(d)				$3,399,153

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Market Value
65,000,000	USD	9/11/2009	JP Morgan Chase Bank	1.00%	Return on Treasury Coupon STRIP	$(2,208,749)
105,000,000	USD	9/11/2009	JP Morgan Chase Bank	1.00%	Return on Treasury Coupon STRIP	(3,737,664)
						$(5,946,413)
			Premiums to (Pay) Receive			$—

Reverse Repurchase Agreements

Face Value		Description	Market Value
USD	31,831,250	Barclays Bank PLC, 0.72%, dated 07/31/09, to be repurchased on demand at face value plus accrued interest.	(31,831,250)
GBP	23,788,062	Barclays Bank PLC, 0.62%, dated 08/25/09, to be repurchased on demand at face value plus accrued interest.	(38,448,646)
			$(70,279,896)

Average balance outstanding	$(32,528,860)
Average interest rate	0.37%
Maximum balance outstanding	$(32,862,500)
Average shares outstanding	42,728,625
Average balance per share outstanding	$(0.76)
Days outstanding	34

Average balance outstanding was calculated based on daily balances outstanding during the period that the Fund has entered into reverse repurchase agreements.

As of May 31, 2009, for the swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

BBSW - Bank Bill Swap Reference Rate

CDO - Collateralized Debt Obligation

CMBS - Collateralized Mortgage Backed Security

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FSA - Insured as to the payment of principal and interest by Financial Security Assurance.

GBP LIBOR - London Interbank Offered Rate denominated in British Pounds.

LIBOR - London Interbank Offered Rate

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.

XL - Insured as to the payment of principal and interest by XL Capital Assurance.

The rates shown on variable rate notes are the current interest rates at May 31, 2009, which are subject to change based on the terms of the security.

(a)	All or a portion of this security has been pledged to cover collateral requirements on reverse repurchase agreements.
(b)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.
(c)	All or a portion of this security has been pledged to cover collateral requirements on open swap contracts.
(d)	Includes accretion since inception for zero coupon interest rate swaps.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price, or broker bid (if the private market is more relevant in determining market value than the exchange).  Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost.  Shares of investment funds are generally valued at their net asset value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different than the value realized upon its sale.  For information about the pricing of some specific positions (e.g. swaps) see descriptions below.

Typically the Fund values debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager.  The Manager evaluates pricing sources on an ongoing basis, and may change a pricing source at any time.  The Manager normally does not evaluate the prices supplied by pricing sources on a day-to-day basis.  The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable.  The prices provided by a pricing source may differ from the value that would be realized if the securities were sold, and the differences could be material. In addition, although alternative prices are available for other securities held by the Fund, those alternative sources would not necessarily confirm the security price used by the Fund. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund.  As of May 31, 2009, the total value of securities held directly for which no alternative pricing source was available represented 18.51% of the net assets of the Fund.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3  – Valuations based on inputs that are unobservable and significant. The Fund utilized the following fair value techniques on Level 3 investments: The Fund valued certain debt securities using indicative bids received from primary pricing sources.  The Fund also valued certain credit default swaps using industry standard models and inputs from pricing vendors.

The following is a summary of the categorization of investments by inputs used as of May 31, 2009 in valuing the Fund’s investments:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$4,482,812	$—
Level 2 – Other Significant Observable Inputs	333,977,238	4,960,238
Level 3 – Significant Unobservable Inputs	579,600,388	5,098,669
Total	$918,060,438	$10,058,907

*Other financial instruments include swap agreements.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 – Quoted Prices	$—	$(3,682,812)
Level 2 – Other Significant Observable Inputs	—	(57,533,723)
Level 3 – Significant Unobservable Inputs	—	(3,732,944)
Total	$—	$(64,949,479)

**Other financial instruments include swap agreements and written options.

The aggregate absolute values of the Fund’s direct investments in securities and other financial instruments using level 3 inputs were 73.39% and 0.17% of total net assets, respectively.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments***
Balance as of February 28, 2009	$606,666,299	$1,618,925
Accrued discounts/premiums	114,382	—
Realized gain (loss)	(3,690,501)	—
Realized gain distributions received	—	—

Realized gain distributions paid	—	—
Change in unrealized appreciation/depreciation	37,152,924	(253,200)
Net purchases (sales)	(60,642,716)	—
Net transfers in and/or out of Level 3	—	—
Balance as of May 31, 2009	$579,600,388	$1,365,725

***Other financial instruments include certain swap agreements.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amounts of the change in relative values of the two currencies).  The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.  Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses.  Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  These contracts involve market risk in excess of the unrealized gain or loss.  They expose the Fund to the risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts.

Futures contracts

The Fund may purchase and sell futures contracts.  A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price during a specified future time period.  Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations, or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is settled on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid market for the contract, the imposition of price limits or the failure of counterparty to perform under the contract terms.  Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded.

Options

The Fund may purchase put and call options.  A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium for a purchased option.  That premium is disclosed in the Schedule of Investments and is subsequently marked to market to reflect the current value of the option.  Premiums paid for options that expire are treated as realized losses.  Premiums paid for options that are exercised or closed are deducted from the proceeds of the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

The Fund may write (i.e., sell) call and put options.   Writing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options that expire are treated as realized gains.  Premiums received from writing options that are exercised or closed are deducted from the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the option.  In the event that the Fund writes call or put options without an offsetting exposure (e.g. call options on a security that the Fund does not own), it bears the risk of substantial losses if the price of the underlying asset increases (calls) or decreases (puts) during the term of the option.  Options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

For the period ended May 31, 2009, the Fund’s investment activity in written options contracts was as follows:

	Puts		Calls
	Principal Amount		Principal Amount
	of Contracts	Premiums	of Contracts	Premiums

Outstanding, beginning of period	(420,000,000)	$(7,995,000)	(1,435,000,000)	$(11,388,532)
Options written	(25,000,000)	(1,605,000)	(1,912,400,000)	(29,060,477)
Options bought back	—	—	379,000,000	7,114,500
Options expired	325,000,000	3,000,000	121,100,000	11,859,378

Outstanding, end of period	(120,000,000)	$(6,600,000)	(2,847,300,000)	$(21,475,131)

The Fund values exchange traded options at the last sale price, or if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written.  The Fund values options traded over-the-counter using inputs provided by primary pricing sources and industry models.

Indexed securities

The Fund may invest in indexed securities.  Indexed securities are securities whose values and/or coupons are linked to the prices of a specific instrument, group of instruments or financial statistic.

Swap agreements

The Fund may enter into various types of swap agreements, including without limitation, swaps on securities and securities indicies, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps.  A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument.  Some swap contracts are net settled. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral and will typically post or receive additional collateral as market values change.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference instrument (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference instrument exceeds or falls short of the interest payments, one party will receive a payment from or make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return if a credit event occurs with respect to a referenced entity or entities.  Buying credit default protection reduces the buyer’s exposure (or increases negative exposure) in the event of an issuer’s default (e.g., it is intended to reduce risk where a party owns a security issued by or otherwise has exposure to the issuer).  Selling credit default protection subjects the seller to exposure to an issuer’s default or other credit events.  A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event (e.g., issuer default or similar event).  If no credit event occurs, the seller has no payment obligations.    For credit default swap agreements on asset-backed securities, a credit event may be triggered by various events, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such events as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss.  Payments received or made on swap agreements are recorded as realized gain or loss.  Gains or losses are realized upon termination of the swap agreements, or reset dates as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement.  Such risks include the possibility that the party with whom the Fund contracts may default on its obligations to perform or disagree as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that the collateral the other party posts may be insufficient or not timely received by the Fund.  Specifically, the amount shown as owed to the Fund under a swap agreement is not reduced if there is uncertainty about the counterparty’s willingness or ability to pay. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements.  Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at a later date at a fixed price.  Also, if the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of the securities and the payment it received for them.  This loss would be greater to the extent the buyer paid less than the value of the securities the Fund sold to it (e.g., a buyer may pay $95 for a bond with a market value of $100).  The Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities.  As of May 31, 2009, the Fund had entered into reverse repurchase agreements, plus accrued interest, amounting to $70,279,896, involving securities with a market value, plus accrued interest, of $69,536,258.

Investment risks

The Fund is subject to risks involved in investing in foreign securities that are not presented by investments in U.S. securities. These risks may involve adverse political and economic developments, including expropriation and the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. Also, fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s foreign currency holdings and investments denominated in foreign currency.  The risks described above apply to an even greater extent to investments in emerging countries. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.  Additionally, the investment risks associated with an investment in the underlying funds may be greater to the extent that the underlying funds engage in derivative transactions.

The Fund invests in asset-backed securities, which may be backed in whole or in part by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables, which bring additional types of market risk.  Asset-backed securities also may be collateralized by the fees earned by service providers. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations”). Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any.  Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default in payment of the obligations and the defaulted obligations exceed the credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors.  Many asset-backed securities are now rated below investment grade.

With the deterioration of worldwide economic and liquidity conditions that became acute in 2008, the markets for asset-backed securities became fractured and uncertainty about the creditworthiness of those securities (and underlying collateral) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities generally.  These events reduced liquidity for securitized credits and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not continue or that they will not deteriorate further. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages), have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities. There can be no assurance that in the future the market for asset-backed securities will become more liquid.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays.  In addition, asset-backed securities representing diverse sectors (e.g., auto loans, student loans, sub-prime mortgages, and credit-card receivables) have become more highly correlated since the deterioration of worldwide economic and liquidity conditions referred to above.

The Fund uses its cash balance to meet its derivative collateral obligations and for other purposes. There is no assurance that the Fund’s cash balance will be sufficient to meet its collateral obligations arising under its derivatives.  If it is not, the Fund would be required to liquidate other positions.  To manage the Fund’s cash collateral needs in the current extraordinary market conditions, the Manager reserves the right to reduce or eliminate the Fund’s derivative exposures, including those that are intended to cause the Fund to track its benchmark more closely. A reduction in those exposures may tend to cause the performance of the Fund to track its benchmark less closely and make the Fund’s performance more dependent on the performance of the asset-backed securities it holds.

To address in part the cash management issues described above, the Fund may effect nearly all significant redemptions of its shares in-kind. If redeeming shareholders from the Fund choose to sell assets received in-kind immediately and current adverse market conditions continue, they may experience difficulty selling the assets at favorable prices.  The Fund may establish de minimis amounts below which redemptions may be honored for cash. Amounts available for cash redemptions could be increased and/or redemption fees could be reduced if conditions in the bond market improve. These amounts can and will change without prior notice.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) with select counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Master Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse impact on the Fund’s operations.  Due to declines in the net assets of the Fund prior to May 31, 2009, one or more counterparties are  entitled to terminate early but none has taken such action.

Disclosures about Derivative Instruments and Hedging Activities–Effective March 1, 2009, the Fund adopted FASB Statement of Financial Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). This standard is an amendment to FASB Statement No. 133 (“FASB 133”), “Accounting for Derivative Instruments” which expands the disclosure requirements of FASB 133 regarding an entity’s derivative instruments and hedging activities.

The table below summarizes the fair values of derivatives held by the Fund at May 31, 2009 by risk category:

Derivatives not accounted for as hedging	Asset Derivatives (Unrealized Appreciation)	Liability Derivatives (Unrealized Depreciation)
instruments under Statement 133^^	Fair Value	Fair Value
Interest rate contracts	$61,722,014	$(61,093,035)
Foreign exchange contracts	40,643,750	—
Credit contracts	5,317,794	(3,856,444)
Equity contracts	—	—
Other contracts	—	—
Total	$107,683,558	$(64,949,479)

^^ As the Fund values its derivatives at fair value and recognizes changes in fair value through the statement of operations, it does not qualify for hedge accounting under FASB 133. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of SFAS 161 disclosure.

The amounts above correspond with amounts in Schedule of Investments for “Options Purchased”, “Written Options”, and “Swap Agreements”.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

SEK - Swedish Krona

USD - United States Dollar

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov.

Item 2. Controls and Procedures.

(a)    The registrant’s Principal Executive Officer and Principal Financial Officer have concluded as of a date  within 90 days of the filing of this report,  based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant on Form N-Q is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b)   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications by the Principal Executive Officer and Principal Financial Officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as EX- 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GMO Trust

By (Signature and Title):	/s/ J.B. Kittredge
J.B. Kittredge, Chief Executive Officer

Date:	July 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ J.B. Kittredge
J.B. Kittredge, Principal Executive Officer

Date:	July 29, 2009

By (Signature and Title):	/s/ Sheppard N. Burnett
Sheppard N. Burnett, Principal Financial Officer

Date:	July 29, 2009